UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2006

Item 1. Reports to Stockholders

Fidelity®

International Discovery

Fund

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	23	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	33	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	44
Trustees and Officers	45
Distributions	56
Board Approval of Investment Advisory Contracts and Management Fees	57

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of International Discovery's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
International Discovery A	26.34%	17.61%	11.14%

A Prior to October 1, 2004, International Discovery Fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in International Discovery on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE)® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from William Kennedy, Portfolio Manager of Fidelity® International Discovery Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

For the 12 months ending October 31, 2006, International Discovery returned 26.34%, modestly trailing the MSCI EAFE index. Strong stock picking, especially in the technology and consumer staples sectors, as well as favorable country selection aided returns versus the index. The benefit from country selection was partially offset by currency fluctuations, though. The fund's underweighting in materials and overweighting in the consumer discretionary sector hampered returns, as did weak stock picking in financials. On a regional basis, the fund benefited from investments in Japan and emerging markets, but lost ground in Europe. Top contributors to performance relative to the MSCI index included C&C Group, an Irish beverage company, and Sumco, a Japanese semiconductor wafer manufacturer. C&C rallied after reinventing a traditional pub cider drink as a premium product, while Sumco climbed as a wafer shortage drove up industry pricing. The fund had overweightings on average in both names. On the downside, an overweighted position in Sompo Japan Insurance hampered performance amid a slowdown in the Japanese equity market. Not owning Endesa, a Spanish utility stock in the index that benefited from a bidding war, also detracted from relative returns.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,009.10	$ 6.38
HypotheticalA	$ 1,000.00	$ 1,018.85	$ 6.41
Class T
Actual	$ 1,000.00	$ 1,006.70	$ 8.65
HypotheticalA	$ 1,000.00	$ 1,016.59	$ 8.69
Class B
Actual	$ 1,000.00	$ 1,004.20	$ 11.37
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 1,004.40	$ 11.06
HypotheticalA	$ 1,000.00	$ 1,014.17	$ 11.12
International Discovery
Actual	$ 1,000.00	$ 1,009.90	$ 5.37
HypotheticalA	$ 1,000.00	$ 1,019.86	$ 5.40
Institutional Class
Actual	$ 1,000.00	$ 1,010.20	$ 4.91
HypotheticalA	$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.26%
Class T	1.71%
Class B	2.25%
Class C	2.19%
International Discovery	1.06%
Institutional Class	.97%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2006
Japan 19.1%
United Kingdom 16.5%
France 12.3%
Germany 10.2%
Switzerland 9.5%
Australia 5.5%
Italy 3.6%
United States of America 3.3%
Spain 3.2%
Other 16.8%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2006
Japan 21.7%
United Kingdom 13.7%
France 11.1%
Germany 10.0%
Switzerland 8.5%
Australia 3.8%
United States of America 3.5%
Italy 3.2%
Korea (South) 2.6%
Other 21.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.1	97.3
Short-Term Investments and Net Other Assets	2.9	2.7
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.5	1.3
UBS AG (NY Shares) (Switzerland, Capital Markets)	1.4	1.1
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	1.4	1.2
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.3	1.4
Toyota Motor Corp. (Japan, Automobiles)	1.3	1.3
Total SA Series B (France, Oil, Gas & Consumable Fuels)	1.2	1.4
E.ON AG (Germany, Electric Utilities)	1.1	1.1
Nestle SA (Reg.) (Switzerland, Food Products)	1.1	0.8
Allianz AG (Reg.) (Germany, Insurance)	1.1	1.0
Mizuho Financial Group, Inc. (Japan, Commercial Banks)	1.1	0.8
	12.5
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.5	25.7
Consumer Discretionary	15.8	15.5
Consumer Staples	9.6	5.7
Industrials	8.3	11.3
Health Care	8.1	7.5
Information Technology	7.4	9.3
Energy	6.6	8.7
Utilities	5.2	4.2
Materials	4.5	5.9
Telecommunication Services	2.7	2.1

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value (Note 1) (000s)
Australia - 5.5%
AMP Ltd.	2,219,300	$ 16,322
Australia & New Zealand Banking Group Ltd.	871,800	19,599
AXA Asia Pacific Holdings Ltd.	3,932,100	20,273
Babcock & Brown Japan Property Trust	8,156,000	12,218
BHP Billiton Ltd.	2,255,700	48,013
Billabong International Ltd.	2,162,828	26,254
Brambles Industries Ltd.	2,096,000	20,250
Cochlear Ltd.	284,000	12,240
Commonwealth Bank of Australia	296,000	10,930
Computershare Ltd.	3,151,800	18,788
CSL Ltd.	1,304,950	56,664
Downer EDI Ltd.	48,361	241
Fosters Group Ltd.	4,060,500	20,275
Macquarie Airports unit	2,141,930	5,323
Macquarie Bank Ltd.	420,000	24,239
Macquarie Communications Infrastructure Group unit	1,632,940	7,737
Macquarie Infrastructure Group unit	1,750,121	4,579
Mortgage Choice Ltd.	2,899,300	6,015
Multiplex Group unit	6,100,300	17,379
National Australia Bank Ltd.	1,216,500	35,814
QBE Insurance Group Ltd.	1,230,667	23,532
Seek Ltd.	2,000,000	8,237
Transurban Group unit	989,403	5,530
Woolworths Ltd.	2,266,939	36,310
TOTAL AUSTRALIA		456,762
Austria - 0.7%
Austriamicrosystems AG (a)	111,000	7,057
Oesterreichische Elektrizitaetswirtschafts AG (Verbund)	380,400	18,990
OMV AG	379,500	20,630
Telekom Austria AG	472,700	11,765
TOTAL AUSTRIA		58,442
Belgium - 0.3%
Almancora SCA (Certificaten Van Aandelen)	185,500	24,459
Bermuda - 0.1%
Catlin Group Ltd.	486,300	4,645
Ports Design Ltd.	4,460,500	7,754
TOTAL BERMUDA		12,399
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Brazil - 0.1%
Banco Nossa Caixa SA	256,500	$ 6,106
CSU Cardsystem SA sponsored ADR (e)	158,000	2,745
TOTAL BRAZIL		8,851
Canada - 0.2%
Potash Corp. of Saskatchewan, Inc.	112,200	14,014
Cayman Islands - 0.6%
DSND, Inc. (a)(d)	791,800	14,354
Foxconn International Holdings Ltd. (a)	9,433,300	31,355
Xinao Gas Holdings Ltd.	5,392,000	5,429
TOTAL CAYMAN ISLANDS		51,138
China - 0.5%
Bank of China Ltd. (H Shares)	10,737,000	4,625
China Life Insurance Co. Ltd. (H Shares)	10,031,000	21,127
China Merchants Bank Co. Ltd. (H Shares) (a)	552,500	862
China Shenhua Energy Co. Ltd. (H Shares)	5,943,500	10,455
Home Inns & Hotels Management, Inc. sponsored ADR	9,100	223
Industrial & Commercial Bank of China	10,494,000	4,696
TOTAL CHINA		41,988
Denmark - 0.2%
Vestas Wind Systems AS (a)	670,200	18,879
Finland - 1.2%
Citycon Oyj	692,322	3,667
Fortum Oyj	1,557,000	42,847
Nokia Corp. sponsored ADR	2,683,300	53,344
TOTAL FINLAND		99,858
France - 12.3%
Alcatel SA (RFD)	1,089,900	13,842
Alstom SA (a)	427,300	39,433
April Group	280,900	12,011
AXA SA	1,209,666	46,112
BNP Paribas SA	650,139	71,490
Carrefour SA	776,600	47,322
CNP Assurances	217,100	22,847
Electricite de France	318,800	19,333
Gaz de France (d)	802,800	32,278
Groupe Danone	228,600	33,497
Icade SA	549,889	32,644
L'Oreal SA	336,200	32,699
Common Stocks - continued
	Shares	Value (Note 1) (000s)
France - continued
Louis Vuitton Moet Hennessy (LVMH)	338,000	$ 35,226
Neopost SA	356,900	43,641
Nexity	362,750	25,003
Orpea (a)(d)	279,164	23,393
Pernod Ricard SA	230,900	46,242
Pinault Printemps-Redoute SA	160,200	23,904
Renault SA	541,500	63,346
Sanofi-Aventis sponsored ADR	482,100	20,581
Schneider Electric SA	197,100	20,478
Societe Generale Series A	366,620	60,928
SR Teleperformance SA (d)	475,900	17,197
Suez SA (France)	573,600	25,669
Total SA Series B	1,509,776	102,876
Veolia Environnement	416,100	25,477
Vinci SA	320,800	36,136
Vivendi Universal SA	1,039,400	39,363
TOTAL FRANCE		1,012,968
Germany - 9.5%
Allianz AG (Reg.)	485,330	90,223
Bayer AG sponsored ADR	1,005,300	50,456
Bilfinger Berger AG	260,300	16,227
Continental AG	266,500	29,805
Deutsche Bank AG	349,400	44,147
Deutsche Boerse AG	243,700	39,299
Deutsche Postbank AG	277,100	20,613
E.ON AG	789,000	94,988
Fresenius Medical Care AG	144,900	19,335
GFK AG	288,897	12,644
Hugo Boss AG	43,200	2,051
Hypo Real Estate Holding AG	179,368	11,276
KarstadtQuelle AG (a)(d)	1,023,200	24,031
Linde AG	379,228	37,591
Merck KGaA	231,200	24,376
MPC Muenchmeyer Petersen Capital AG	50,500	4,435
MTU Aero Engines Holding AG	337,500	13,850
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	311,800	50,615
Pfleiderer AG (d)	1,097,696	29,815
Puma AG	44,800	15,887
Q-Cells AG (d)	286,000	11,317
RWE AG	660,019	65,231
SAP AG	145,800	28,950
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Germany - continued
SGL Carbon AG (a)	632,300	$ 13,849
SolarWorld AG (d)	142,400	7,659
Wincor Nixdorf AG	173,700	24,155
TOTAL GERMANY		782,825
Greece - 0.3%
EFG Eurobank Ergasias SA	374,100	12,444
Greek Organization of Football Prognostics SA	359,130	12,826
TOTAL GREECE		25,270
Hong Kong - 1.3%
BOC Hong Kong Holdings Ltd.	3,447,000	7,712
Chaoda Modern Agriculture (Holdings) Ltd.	12,600,000	7,631
China Resources Power Holdings Co. Ltd.	4,984,000	6,216
CNOOC Ltd.	31,338,500	26,268
Esprit Holdings Ltd.	5,874,500	56,878
TOTAL HONG KONG		104,705
India - 0.4%
Infosys Technologies Ltd.	711,488	33,191
Pantaloon Retail India Ltd.	60,499	2,929
TOTAL INDIA		36,120
Indonesia - 0.1%
PT Perusahaan Gas Negara Tbk Series B	5,903,500	7,387
Ireland - 1.2%
AgCert International (a)	1,462,000	4,155
Allied Irish Banks PLC	910,000	24,881
C&C Group PLC	2,070,005	34,401
Paddy Power PLC (Ireland)	623,197	11,653
Ryanair Holdings PLC sponsored ADR (a)	297,100	19,852
TOTAL IRELAND		94,942
Israel - 0.4%
Bank Hapoalim BM (Reg.)	2,497,200	12,445
Ormat Industries Ltd.	1,771,900	18,382
TOTAL ISRAEL		30,827
Italy - 3.1%
Autostrade Spa	629,100	18,605
Banca Credit Firenze (d)	2,548,526	8,523
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Italy - continued
ENI Spa	288,800	$ 8,767
ENI Spa sponsored ADR (d)	401,950	24,402
Fiat Spa (a)	2,195,000	38,770
Lottomatica Spa	869,825	31,753
Mediobanca Spa	391,500	9,099
Milano Assicurazioni Spa	1,947,700	15,195
Pirelli & C. Real Estate Spa	235,100	15,382
Unicredito Italiano Spa	10,053,500	83,359
TOTAL ITALY		253,855
Japan - 17.7%
Aeon Co. Ltd.	1,796,700	42,321
Aeon Fantasy Co. Ltd.	19,400	690
Aeon Mall Co. Ltd.	396,800	20,932
Asics Corp.	2,315,000	31,016
Canon, Inc.	1,241,750	66,297
Credit Saison Co. Ltd.	430,600	15,573
Daiwa House Industry Co. Ltd.	939,000	16,940
Daiwa Securities Group, Inc.	3,275,000	37,157
DCM Japan Holdings Co. Ltd. (a)(d)	770,660	8,829
East Japan Railway Co.	3,017	21,100
Fanuc Ltd.	288,900	25,071
Fast Retailing Co. Ltd.	188,900	17,879
Honda Motor Co. Ltd.	536,700	18,962
Hoya Corp.	800,000	30,917
Idemitsu Kosan Co., Ltd.	18,200	1,771
Japan Tobacco, Inc.	10,045	43,801
JSR Corp.	718,900	18,071
JTEKT Corp.	659,000	13,720
Kansai Urban Banking Corp.	1,288,000	5,682
Keyence Corp.	82,600	18,291
Kose Corp.	175,300	5,276
Matsushita Electric Industrial Co. Ltd.	1,271,000	26,437
Mitsubishi Estate Co. Ltd.	1,508,400	36,111
Mitsubishi UFJ Financial Group, Inc.	3,395	43,286
Mitsui & Co. Ltd.	2,155,000	29,425
Mitsui Fudosan Co. Ltd.	1,711,000	42,131
Mizuho Financial Group, Inc.	11,121	86,621
Nidec Corp.	131,900	10,093
Nikko Cordial Corp.	620,000	7,427
Nintendo Co. Ltd.	320,900	65,629
Nippon Electric Glass Co. Ltd.	570,000	12,281
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Nippon Oil Corp.	1,544,000	$ 11,485
Nishimatsuya Chain Co. Ltd.	141,800	2,770
Nissan Motor Co. Ltd.	1,373,400	16,451
Nitto Denko Corp.	307,400	17,530
Nomura Holdings, Inc.	433,500	7,638
NSK Ltd.	1,893,000	15,861
OMC Card, Inc.	600,100	5,962
Omron Corp.	555,800	14,351
ORIX Corp.	234,540	66,075
Shin-Etsu Chemical Co. Ltd.	57,600	3,777
Sompo Japan Insurance, Inc.	2,002,000	26,634
Sony Corp. sponsored ADR	741,200	30,374
St. Marc Holdings Co. Ltd.	83,900	5,610
Sugi Pharmacy Co. Ltd. (d)	546,800	9,911
Sumco Corp. (d)	373,900	26,598
Sumitomo Electric Industries Ltd.	1,786,100	25,289
Sumitomo Metal Industries Ltd.	4,099,000	15,420
Sumitomo Mitsui Financial Group, Inc.	5,877	64,317
Sumitomo Trust & Banking Co. Ltd.	3,570,800	38,407
T&D Holdings, Inc.	472,350	34,530
Takeda Pharamaceutical Co. Ltd.	698,600	44,857
The Sumitomo Warehouse Co. Ltd. (d)	338,000	2,387
Token Corp.	78,400	5,919
Tokuyama Corp.	523,000	6,582
Tokyo Tomin Bank Ltd.	40,700	1,656
Toyota Motor Corp.	1,815,800	107,132
Valor Co. Ltd.	147,400	2,168
Yamada Denki Co. Ltd.	325,600	32,404
TOTAL JAPAN		1,461,832
Korea (South) - 1.6%
Kookmin Bank	258,550	20,552
Korean Reinsurance Co.	946,600	10,699
KT&G Corp.	169,400	10,463
LG Household & Health Care Ltd.	445,680	41,151
NHN Corp.	246,216	24,432
Shinhan Financial Group Co. Ltd.	397,520	18,331
Shinsegae Co. Ltd.	7,900	4,553
TOTAL KOREA (SOUTH)		130,181
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Luxembourg - 0.2%
GAGFAH SA	35,000	$ 1,016
SES Global SA FDR	1,085,903	16,633
TOTAL LUXEMBOURG		17,649
Mexico - 0.5%
America Movil SA de CV Series L sponsored ADR	579,700	24,852
Urbi, Desarrollos Urbanos, SA de CV (a)	4,121,400	12,631
TOTAL MEXICO		37,483
Netherlands - 1.7%
ING Groep NV (Certificaten Van Aandelen)	1,334,044	59,138
Koninklijke KPN NV	2,772,000	37,045
Koninklijke Numico NV	461,400	20,630
Koninklijke Philips Electronics NV	655,900	22,845
Tele Atlas NV (Netherlands) (a)	132,400	2,483
TOTAL NETHERLANDS		142,141
Norway - 1.8%
Aker Kvaerner ASA	285,200	29,669
DnB Nor ASA	928,300	12,157
Norsk Hydro ASA	1,370,500	31,727
ProSafe ASA	154,600	9,886
Renewable Energy Corp. AS (d)	756,200	12,552
Statoil ASA	511,800	12,939
Telenor ASA	2,699,300	42,637
TOTAL NORWAY		151,567
Portugal - 0.2%
Energias de Portugal SA	4,219,400	18,957
Russia - 0.3%
Novatek JSC GDR (e)	66,900	3,894
OAO Gazprom sponsored ADR	427,000	18,190
OAO TMK unit	169,200	4,272
TOTAL RUSSIA		26,356
Singapore - 0.5%
Ascendas Real Estate Investment Trust (A-REIT)	4,630,000	6,451
HTL International Holdings Ltd.	7,187,500	5,446
Keppel Corp. Ltd.	1,166,000	11,829
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Singapore - continued
SembCorp Marine Ltd.	5,118,000	$ 11,239
Singapore Exchange Ltd.	3,217,000	9,295
TOTAL SINGAPORE		44,260
South Africa - 0.2%
FirstRand Ltd.	2,253,800	5,896
Steinhoff International Holdings Ltd.	2,419,100	7,882
TOTAL SOUTH AFRICA		13,778
Spain - 3.2%
Banco Bilbao Vizcaya Argentaria SA	3,378,000	81,748
Banco Santander Central Hispano SA	3,660,200	63,351
Gestevision Telecinco SA	256,800	6,749
Inditex SA	1,032,600	49,373
Telefonica SA	3,291,100	63,299
TOTAL SPAIN		264,520
Sweden - 0.9%
Hennes & Mauritz AB (H&M) (B Shares)	574,100	24,761
Modern Times Group AB (MTG) (B Shares)	792,100	45,624
TOTAL SWEDEN		70,385
Switzerland - 9.5%
ABB Ltd. sponsored ADR	3,267,100	48,745
Actelion Ltd. (Reg.) (a)	156,158	26,295
Compagnie Financiere Richemont unit	525,208	25,983
Credit Suisse Group sponsored ADR	220,100	13,312
Credit Suisse Group (Reg.)	730,684	44,192
Lindt & Spruengli AG (participation certificate)	13,274	28,988
Nestle SA (Reg.)	264,143	90,231
Nobel Biocare Holding AG (Switzerland)	68,513	18,751
Novartis AG (Reg.)	1,871,819	113,676
Pargesa Holding SA	141,700	13,587
Roche Holding AG (participation certificate)	725,268	126,895
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	12,915	13,713
Swiss Life Holding	98,975	23,349
Syngenta AG (Switzerland)	315,081	50,775
Tecan Group AG	197,600	10,594
The Swatch Group AG (Reg.)	389,573	15,562
UBS AG (NY Shares)	1,935,600	115,826
TOTAL SWITZERLAND		780,474
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Taiwan - 1.0%
Acer, Inc.	11,506,000	$ 20,914
Holtek Semiconductor, Inc.	3,887,044	7,827
Hon Hai Precision Industry Co. Ltd. (Foxconn)	6,633,890	43,093
InnoLux Display Corp.	1,051,000	1,635
Shin Kong Financial Holding Co. Ltd.	10,227,415	9,064
TOTAL TAIWAN		82,533
Turkey - 0.3%
Finansbank AS	5,689,491	22,450
United Kingdom - 16.5%
Anglo American PLC (United Kingdom)	913,600	41,197
AstraZeneca PLC sponsored ADR	864,200	50,729
BAE Systems PLC	4,081,909	32,663
Barclays PLC	1,458,400	19,801
Benfield Group PLC	2,897,300	19,260
BG Group PLC	1,368,000	18,149
BG Group PLC sponsored ADR	200,000	13,290
BHP Billiton PLC	1,397,300	26,947
BP PLC sponsored ADR	1,603,500	107,595
British American Tobacco PLC	1,309,500	36,011
British American Tobacco PLC sponsored ADR	402,700	22,149
British Land Co. PLC	627,900	17,906
Cable & Wireless PLC	8,734,800	24,409
Capita Group PLC	1,106,900	11,381
Enterprise Inns PLC	505,225	10,389
Experian Group Ltd.	1,543,300	16,986
GlaxoSmithKline PLC	249,400	6,640
GlaxoSmithKline PLC sponsored ADR	1,137,700	60,583
HSBC Holdings PLC:
(Hong Kong) (Reg.)	3,810,944	72,766
(United Kingdom) (Reg.)	700,000	13,366
Imperial Energy PLC (a)	372,200	4,807
Imperial Tobacco Group PLC	76,000	2,692
Imperial Tobacco Group PLC sponsored ADR	175,100	12,492
Informa PLC	1,379,400	14,366
International Power PLC	5,092,700	32,519
Man Group PLC	1,642,200	15,287
Marks & Spencer Group PLC	4,489,000	56,215
National Grid PLC	1,576,500	20,148
NDS Group PLC sponsored ADR (a)	112,400	5,377
Pearson PLC	2,075,500	30,623
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Prudential PLC	1,178,448	$ 14,443
Reckitt Benckiser PLC	1,303,300	56,707
Reed Elsevier PLC	2,071,800	23,593
Renovo Group PLC	4,990,300	14,540
Reuters Group PLC sponsored ADR	481,050	24,673
Rio Tinto PLC sponsored ADR	137,100	30,353
Rolls-Royce Group PLC	3,776,051	33,835
Royal Bank of Scotland Group PLC	759,471	27,062
Royal Dutch Shell PLC Class B	1,999,459	71,981
Scottish & Southern Energy PLC	1,387,700	34,782
Shire PLC	1,567,000	28,590
SIG PLC	536,100	10,206
Smiths Group PLC	913,000	16,475
Tesco PLC	9,498,512	71,296
Unilever PLC	1,075,400	26,111
Vodafone Group PLC	11,282,735	29,166
VT Group PLC	1,218,600	11,181
Whatman PLC	735,900	4,071
William Hill PLC	1,250,500	15,528
TOTAL UNITED KINGDOM		1,361,336
United States of America - 0.4%
Macquarie Infrastructure Co. Trust	131,000	3,908
NTL, Inc.	943,200	25,495
TOTAL UNITED STATES OF AMERICA		29,403
TOTAL COMMON STOCKS (Cost $6,291,807)		7,790,994
Nonconvertible Preferred Stocks - 1.2%

Germany - 0.7%
Fresenius AG (non-vtg.)	94,600	17,750
Hugo Boss AG (non-vtg.)	332,800	15,483
Porsche AG (non-vtg.)	21,395	24,946
TOTAL GERMANY		58,179
Italy - 0.5%
Banca Intesa Spa (Risp)	5,848,702	38,775
Nonconvertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - 0.0%
Rolls-Royce Group PLC Series B	138,581,071	$ 271
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $60,462)		97,225
Government Obligations - 0.1%
Principal Amount (000s)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 4.78% to 5.01% 12/7/06 to 1/11/07 (f) (Cost $5,510)	$ 5,550	5,511
Money Market Funds - 5.5%
	Shares
Fidelity Cash Central Fund, 5.34% (b)	334,895,573	334,896
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	123,395,664	123,396
TOTAL MONEY MARKET FUNDS (Cost $458,292)	458,292
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $6,816,071)	8,352,022
NET OTHER ASSETS - (1.3)%	(109,919)
NET ASSETS - 100%	$ 8,242,103
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
1,382 Nikkei 225 Index Contracts (Japan)	Dec. 2006	$ 113,082	$ 1,285

The face value of futures purchased as a percentage of net assets - 1.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,639,000 or 0.1% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $5,511,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 11,118
Fidelity Securities Lending Cash Central Fund	5,746
Total	$ 16,864

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $117,944) - See accompanying schedule: Unaffiliated issuers (cost $6,357,779)	$ 7,893,730
Fidelity Central Funds (cost $458,292)	458,292
Total Investments (cost $6,816,071)		$ 8,352,022
Foreign currency held at value (cost $1,001)		1,060
Receivable for investments sold		36,415
Receivable for fund shares sold		15,792
Dividends receivable		7,417
Interest receivable		1,414
Other receivables		796
Total assets		8,414,916

Liabilities
Payable for investments purchased	$ 33,989
Payable for fund shares redeemed	5,884
Accrued management fee	5,123
Distribution fees payable	39
Payable for daily variation on futures contracts	518
Other affiliated payables	1,549
Other payables and accrued expenses	2,315
Collateral on securities loaned, at value	123,396
Total liabilities		172,813

Net Assets		$ 8,242,103
Net Assets consist of:
Paid in capital		$ 6,402,118
Undistributed net investment income		83,948
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		220,510
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,535,527
Net Assets		$ 8,242,103

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($139,827 ÷ 3,835 shares)	$ 36.47

Maximum offering price per share (100/94.25 of $36.47)	$ 38.69
Class T: Net Asset Value and redemption price per share ($10,065 ÷ 277.24 shares)	$ 36.30

Maximum offering price per share (100/96.50 of $36.30)	$ 37.62
Class B: Net Asset Value and offering price per share ($4,477 ÷ 123.96 shares)A	$ 36.12

Class C: Net Asset Value and offering price per share ($5,846 ÷ 161.5 shares)A	$ 36.19

International Discovery: Net Asset Value, offering price and redemption price per share ($8,053,564 ÷ 219,645 shares)	$ 36.67

Institutional Class: Net Asset Value, offering price and redemption price per share ($28,324 ÷ 771.5 shares)	$ 36.71

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2006

Investment Income
Dividends		$ 149,831
Interest		315
Income from Fidelity Central Funds		16,864
		167,010
Less foreign taxes withheld		(12,732)
Total income		154,278

Expenses
Management fee Basic fee	$ 45,254
Performance adjustment	4,736
Transfer agent fees	14,071
Distribution fees	263
Accounting and security lending fees	1,726
Custodian fees and expenses	2,003
Independent trustees' compensation	23
Registration fees	661
Audit	114
Legal	94
Interest	2
Miscellaneous	46
Total expenses before reductions	68,993
Expense reductions	(3,737)	65,256
Net investment income (loss)		89,022
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $780)	231,379
Foreign currency transactions	(2,357)
Futures contracts	9,977
Total net realized gain (loss)		238,999
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $1,455)	942,135
Assets and liabilities in foreign currencies	247
Futures contracts	(2,186)
Total change in net unrealized appreciation (depreciation)		940,196
Net gain (loss)		1,179,195
Net increase (decrease) in net assets resulting from operations		$ 1,268,217

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 89,022	$ 41,777
Net realized gain (loss)	238,999	194,174
Change in net unrealized appreciation (depreciation)	940,196	324,844
Net increase (decrease) in net assets resulting from operations	1,268,217	560,795
Distributions to shareholders from net investment income	(41,324)	(12,813)
Distributions to shareholders from net realized gain	(189,744)	(10,250)
Total distributions	(231,068)	(23,063)
Share transactions - net increase (decrease)	3,239,823	1,234,164
Redemption fees	380	193
Total increase (decrease) in net assets	4,277,352	1,772,089

Net Assets
Beginning of period	3,964,751	2,192,662
End of period (including undistributed net investment income of $83,948 and undistributed net investment income of $40,185, respectively)	$ 8,242,103	$ 3,964,751

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.57	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.42	.28
Net realized and unrealized gain (loss)	7.19	2.88
Total from investment operations	7.61	3.16
Distributions from net investment income	(.31)	-
Distributions from net realized gain	(1.40)	-
Total distributions	(1.71)	-
Redemption fees added to paid in capital E	- J	- J
Net asset value, end of period	$ 36.47	$ 30.57
Total Return B,C,D	26.01%	11.53%
Ratios to Average Net Assets F,I
Expenses before reductions	1.27%	1.42% A
Expenses net of fee waivers, if any	1.27%	1.42% A
Expenses net of all reductions	1.21%	1.36% A
Net investment income (loss)	1.22%	1.15% A
Supplemental Data
Net assets, end of period (in millions)	$ 140	$ 2
Portfolio turnover rate G	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.49	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.27	.20
Net realized and unrealized gain (loss)	7.18	2.88
Total from investment operations	7.45	3.08
Distributions from net investment income	(.24)	-
Distributions from net realized gain	(1.40)	-
Total distributions	(1.64)	-
Redemption fees added to paid in capital E	- J	- J
Net asset value, end of period	$ 36.30	$ 30.49
Total Return B,C,D	25.49%	11.24%
Ratios to Average Net Assets F,I
Expenses before reductions	1.71%	1.75% A
Expenses net of fee waivers, if any	1.71%	1.75% A
Expenses net of all reductions	1.65%	1.69% A
Net investment income (loss)	.78%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 10	$ 2
Portfolio turnover rate G	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.36	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.08	.08
Net realized and unrealized gain (loss)	7.19	2.87
Total from investment operations	7.27	2.95
Distributions from net investment income	(.11)	-
Distributions from net realized gain	(1.40)	-
Total distributions	(1.51)	-
Redemption fees added to paid in capital E	- J	- J
Net asset value, end of period	$ 36.12	$ 30.36
Total Return B,C,D	24.91%	10.76%
Ratios to Average Net Assets F,I
Expenses before reductions	2.27%	2.24% A
Expenses net of fee waivers, if any	2.25%	2.24% A
Expenses net of all reductions	2.19%	2.18% A
Net investment income (loss)	.24%	.33% A
Supplemental Data
Net assets, end of period (in millions)	$ 4	$ 1
Portfolio turnover rate G	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.41	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.11	.13
Net realized and unrealized gain (loss)	7.19	2.87
Total from investment operations	7.30	3.00
Distributions from net investment income	(.12)	-
Distributions from net realized gain	(1.40)	-
Total distributions	(1.52)	-
Redemption fees added to paid in capital E	- J	- J
Net asset value, end of period	$ 36.19	$ 30.41
Total Return B,C,D	24.97%	10.94%
Ratios to Average Net Assets F,I
Expenses before reductions	2.16%	2.04% A
Expenses net of fee waivers, if any	2.16%	2.04% A
Expenses net of all reductions	2.11%	1.98% A
Net investment income (loss)	.33%	.53% A
Supplemental Data
Net assets, end of period (in millions)	$ 6	$ 2
Portfolio turnover rate G	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - International Discovery

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 30.65	$ 25.31	$ 21.87	$ 16.66	$ 17.61
Income from Investment Operations
Net investment income (loss) B	.48	.37	.22	.19	.11
Net realized and unrealized gain (loss)	7.25	5.24	3.40	5.11	(1.06)
Total from investment operations	7.73	5.61	3.62	5.30	(.95)
Distributions from net investment income	(.31)	(.15)	(.18)	(.09)	-
Distributions from net realized gain	(1.40)	(.12)	-	-	-
Total distributions	(1.71)	(.27)	(.18)	(.09)	-
Redemption fees added to paid in capital B	- F	- F	- F	- F	- F
Net asset value, end of period	$ 36.67	$ 30.65	$ 25.31	$ 21.87	$ 16.66
Total Return A	26.34%	22.29%	16.65%	31.97%	(5.39)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.09%	1.08%	1.10%	1.14%	1.14%
Expenses net of fee waivers, if any	1.08%	1.07%	1.10%	1.14%	1.14%
Expenses net of all reductions	1.03%	1.01%	1.06%	1.11%	1.12%
Net investment income (loss)	1.41%	1.35%	.92%	1.08%	.59%
Supplemental Data
Net assets, end of period (in millions)	$ 8,054	$ 3,949	$ 2,193	$ 1,243	$ 890
Portfolio turnover rate D	56%	75%	87%	81%	63%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 30.68	$ 27.41
Income from Investment Operations
Net investment income (loss) D	.51	.38
Net realized and unrealized gain (loss)	7.25	2.89
Total from investment operations	7.76	3.27
Distributions from net investment income	(.33)	-
Distributions from net realized gain	(1.40)	-
Total distributions	(1.73)	-
Redemption fees added to paid in capital D	- I	- I
Net asset value, end of period	$ 36.71	$ 30.68
Total Return B,C	26.45%	11.93%
Ratios to Average Net Assets E,H
Expenses before reductions	1.00%	.97% A
Expenses net of fee waivers, if any	1.00%	.97% A
Expenses net of all reductions	.95%	.90% A
Net investment income (loss)	1.49%	1.60% A
Supplemental Data
Net assets, end of period (in millions)	$ 28	$ 10
Portfolio turnover rate F	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Discovery and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,585,398
Unrealized depreciation	(82,869)
Net unrealized appreciation (depreciation)	1,502,529
Undistributed ordinary income	132,824
Undistributed long-term capital gain	165,476

Cost for federal income tax purposes	$ 6,849,493

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 106,379	$ 12,813
Long-term Capital Gains	124,689	10,250

Total	$ 231,068	$ 23,063

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or

Annual Report

2. Operating Policies - continued

Futures Contracts - continued

received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,247,376 and $3,418,782, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR.

The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Discovery, as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in September 2005. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .79% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 183	$ -
Class T	.25%	.25%	26	2
Class B	.75%	.25%	21	16
Class C	.75%	.25%	33	19
			$ 263	$ 37

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 36
Class T	7
Class B*	3
Class C*	1
$ 47

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for International Discovery. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Discovery shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 115.16
Class T	18.35
Class B	9.41
Class C	10.31
International Discovery	13,891.22
Institutional Class	28.14
	$ 14,071

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $16 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $5,746.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,674. The weighted average interest rate was 4.79%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Fidelity International Discovery's operating expenses. During the period, this reimbursement reduced the class expenses by $38.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	2.25%	$ 1

Annual Report

8. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,493 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Discovery	$ 205

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 38	$ -
Class T	18	-
Class B	3	-
Class C	8	-
International Discovery	41,152	12,813
Institutional Class	105	-
Total	$ 41,324	$ 12,813
From net realized gain
Class A	$ 173	$ -
Class T	102	-
Class B	40	-
Class C	94	-
International Discovery	188,890	10,250
Institutional Class	445	-
Total	$ 189,744	$ 10,250

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005 A	2006	2005 A
Class A
Shares sold	3,952	62	$ 133,777	$ 1,786
Reinvestment of distributions	5	-	160	-
Shares redeemed	(183)	(1)	(6,217)	(30)
Net increase (decrease)	3,774	61	$ 127,720	$ 1,756
Class T
Shares sold	248	63	$ 8,469	$ 1,829
Reinvestment of distributions	4	-	112	-
Shares redeemed	(36)	(2)	(1,223)	(58)
Net increase (decrease)	216	61	$ 7,358	$ 1,771
Class B
Shares sold	112	27	$ 3,875	$ 759
Reinvestment of distributions	1	-	37	-
Shares redeemed	(14)	(2)	(489)	(53)
Net increase (decrease)	99	25	$ 3,423	$ 706
Class C
Shares sold	130	63	$ 4,409	$ 1,805
Reinvestment of distributions	1	-	41	-
Shares redeemed	(32)	-	(1,088)	(1)
Net increase (decrease)	99	63	$ 3,362	$ 1,804
International Discovery
Shares sold	123,095	73,475	$ 4,201,412	$ 2,106,762
Reinvestment of distributions	7,089	781	215,944	21,434
Shares redeemed	(39,365)	(32,072)	(1,334,783)	(909,132)
Net increase (decrease)	90,819	42,184	$ 3,082,573	$ 1,219,064
Institutional Class
Shares sold	512	365	$ 17,352	$ 10,479
Reinvestment of distributions	4	-	121	-
Shares redeemed	(61)	(48)	(2,086)	(1,416)
Net increase (decrease)	455	317	$ 15,387	$ 9,063

A Share transactions for Class A, T, B, C and Institutional Class are for the period January 6, 2005 (commencement of sale of shares) to
October 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of International Discovery (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Annual Report

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of International Discovery. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of International Discovery. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

William Kennedy (38)

Year of Election or Appointment: 2004

Vice President of International Discovery. Mr. Kennedy also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Kennedy worked as a research analyst and portfolio manager. Mr. Kennedy also serves as a Vice President of FMR (2000) and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of International Discovery. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of International Discovery. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of International Discovery. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of International Discovery. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of International Discovery. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of International Discovery. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of International Discovery. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of International Discovery. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of International Discovery. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of International Discovery. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of International Discovery. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of International Discovery. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of International Discovery. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of International Discovery. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of International Discovery. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor International Discovery voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Discovery Fund	12/04/06	12/01/06	$.376	$.98

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $165,476,023, or, if subsequently determined to be different, the net capital gain of such year.

Class International Discovery Fund designates 45% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Discovery Fund	12/05/05	$.327	$.03

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity International Discovery (retail class), as well as the fund's relative investment performance for Fidelity International Discovery (retail class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Fidelity International Discovery (retail class), the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (The Advisor classes of the fund had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of Fidelity International Discovery (retail class).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Fidelity International Discovery (retail class) was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Fidelity International Discovery (retail class) compared favorably to its benchmark for all the periods shown. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2005 represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class and Fidelity International Discovery (retail class) ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment
Advisors

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

IGI-UANN-1206
1.807257.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Discovery

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B, and Class C are classes of Fidelity® International Discovery Fund

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	12	A complete list of the fund's investments with their market values.
Financial Statements	24	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	34	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	45
Trustees and Officers	46
Distributions	57
Board Approval of Investment Advisory Contracts and Management Fees	58

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor International Discovery Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A, E	18.76%	16.10%	10.43%
Class T (incl. 3.50% sales charge) B, E	21.10%	16.49%	10.61%
Class B (incl. contingent deferred sales charge) C, E	19.91%	16.91%	10.91%
Class C (incl. contingent deferred sales charge) D , E	23.97%	17.17%	10.93%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0% respectively.

E Prior to October 1, 2004, the fund operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Annual Report

Fidelity Advisor International Discovery Fund - Class A, T, B, and C
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Discovery Fund - Class T on October 31, 1996 and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index performed over the same period. The initial offering of Class T took place on January 6, 2005. See the previous page for additional information regarding the performance of Class T.

Annual Report

Management's Discussion of Fund Performance

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor International Discovery Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

For the 12 months ending October 31, 2006, the fund's Class A, Class T, Class B and Class C shares returned 26.01%, 25.49%, 24.91% and 24.97%, respectively (excluding sales charges). These returns trailed the MSCI EAFE index. Strong stock picking, especially in the technology and consumer staples sectors, as well as favorable country selection aided returns versus the index. The benefit from country selection was partially offset by currency fluctuations, though. The fund's underweighting in materials and overweighting in the consumer discretionary sector hampered returns, as did weak stock picking in financials. On a regional basis, the fund benefited from investments in Japan and emerging markets, but lost ground in Europe. Top contributors to performance relative to the MSCI index included C&C Group, an Irish beverage company, and Sumco, a Japanese semiconductor wafer manufacturer. C&C rallied after reinventing a traditional pub cider drink as a premium product, while Sumco climbed as a wafer shortage drove up industry pricing. The fund had overweightings on average in both names. On the downside, an overweighted position in Sompo Japan Insurance hampered performance amid a slowdown in the Japanese equity market. Not owning Endesa, a Spanish utility stock in the index that benefited from a bidding war, also detracted from relative returns.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

tShareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,009.10	$ 6.38
HypotheticalA	$ 1,000.00	$ 1,018.85	$ 6.41
Class T
Actual	$ 1,000.00	$ 1,006.70	$ 8.65
HypotheticalA	$ 1,000.00	$ 1,016.59	$ 8.69
Class B
Actual	$ 1,000.00	$ 1,004.20	$ 11.37
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 1,004.40	$ 11.06
HypotheticalA	$ 1,000.00	$ 1,014.17	$ 11.12
International Discovery
Actual	$ 1,000.00	$ 1,009.90	$ 5.37
HypotheticalA	$ 1,000.00	$ 1,019.86	$ 5.40
Institutional Class
Actual	$ 1,000.00	$ 1,010.20	$ 4.91
HypotheticalA	$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.26%
Class T	1.71%
Class B	2.25%
Class C	2.19%
International Discovery	1.06%
Institutional Class	.97%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2006
Japan 19.1%
United Kingdom 16.5%
France 12.3%
Germany 10.2%
Switzerland 9.5%
Australia 5.5%
Italy 3.6%
United States of America 3.3%
Spain 3.2%
Other 16.8%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2006
Japan 21.7%
United Kingdom 13.7%
France 11.1%
Germany 10.0%
Switzerland 8.5%
Australia 3.8%
United States of America 3.5%
Italy 3.2%
Korea (South) 2.6%
Other 21.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.1	97.3
Short-Term Investments and Net Other Assets	2.9	2.7
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.5	1.3
UBS AG (NY Shares) (Switzerland, Capital Markets)	1.4	1.1
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	1.4	1.2
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.3	1.4
Toyota Motor Corp. (Japan, Automobiles)	1.3	1.3
Total SA Series B (France, Oil, Gas & Consumable Fuels)	1.2	1.4
E.ON AG (Germany, Electric Utilities)	1.1	1.1
Nestle SA (Reg.) (Switzerland, Food Products)	1.1	0.8
Allianz AG (Reg.) (Germany, Insurance)	1.1	1.0
Mizuho Financial Group, Inc. (Japan, Commercial Banks)	1.1	0.8
	12.5
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.5	25.7
Consumer Discretionary	15.8	15.5
Consumer Staples	9.6	5.7
Industrials	8.3	11.3
Health Care	8.1	7.5
Information Technology	7.4	9.3
Energy	6.6	8.7
Utilities	5.2	4.2
Materials	4.5	5.9
Telecommunication Services	2.7	2.1

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value (Note 1) (000s)
Australia - 5.5%
AMP Ltd.	2,219,300	$ 16,322
Australia & New Zealand Banking Group Ltd.	871,800	19,599
AXA Asia Pacific Holdings Ltd.	3,932,100	20,273
Babcock & Brown Japan Property Trust	8,156,000	12,218
BHP Billiton Ltd.	2,255,700	48,013
Billabong International Ltd.	2,162,828	26,254
Brambles Industries Ltd.	2,096,000	20,250
Cochlear Ltd.	284,000	12,240
Commonwealth Bank of Australia	296,000	10,930
Computershare Ltd.	3,151,800	18,788
CSL Ltd.	1,304,950	56,664
Downer EDI Ltd.	48,361	241
Fosters Group Ltd.	4,060,500	20,275
Macquarie Airports unit	2,141,930	5,323
Macquarie Bank Ltd.	420,000	24,239
Macquarie Communications Infrastructure Group unit	1,632,940	7,737
Macquarie Infrastructure Group unit	1,750,121	4,579
Mortgage Choice Ltd.	2,899,300	6,015
Multiplex Group unit	6,100,300	17,379
National Australia Bank Ltd.	1,216,500	35,814
QBE Insurance Group Ltd.	1,230,667	23,532
Seek Ltd.	2,000,000	8,237
Transurban Group unit	989,403	5,530
Woolworths Ltd.	2,266,939	36,310
TOTAL AUSTRALIA		456,762
Austria - 0.7%
Austriamicrosystems AG (a)	111,000	7,057
Oesterreichische Elektrizitaetswirtschafts AG (Verbund)	380,400	18,990
OMV AG	379,500	20,630
Telekom Austria AG	472,700	11,765
TOTAL AUSTRIA		58,442
Belgium - 0.3%
Almancora SCA (Certificaten Van Aandelen)	185,500	24,459
Bermuda - 0.1%
Catlin Group Ltd.	486,300	4,645
Ports Design Ltd.	4,460,500	7,754
TOTAL BERMUDA		12,399
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Brazil - 0.1%
Banco Nossa Caixa SA	256,500	$ 6,106
CSU Cardsystem SA sponsored ADR (e)	158,000	2,745
TOTAL BRAZIL		8,851
Canada - 0.2%
Potash Corp. of Saskatchewan, Inc.	112,200	14,014
Cayman Islands - 0.6%
DSND, Inc. (a)(d)	791,800	14,354
Foxconn International Holdings Ltd. (a)	9,433,300	31,355
Xinao Gas Holdings Ltd.	5,392,000	5,429
TOTAL CAYMAN ISLANDS		51,138
China - 0.5%
Bank of China Ltd. (H Shares)	10,737,000	4,625
China Life Insurance Co. Ltd. (H Shares)	10,031,000	21,127
China Merchants Bank Co. Ltd. (H Shares) (a)	552,500	862
China Shenhua Energy Co. Ltd. (H Shares)	5,943,500	10,455
Home Inns & Hotels Management, Inc. sponsored ADR	9,100	223
Industrial & Commercial Bank of China	10,494,000	4,696
TOTAL CHINA		41,988
Denmark - 0.2%
Vestas Wind Systems AS (a)	670,200	18,879
Finland - 1.2%
Citycon Oyj	692,322	3,667
Fortum Oyj	1,557,000	42,847
Nokia Corp. sponsored ADR	2,683,300	53,344
TOTAL FINLAND		99,858
France - 12.3%
Alcatel SA (RFD)	1,089,900	13,842
Alstom SA (a)	427,300	39,433
April Group	280,900	12,011
AXA SA	1,209,666	46,112
BNP Paribas SA	650,139	71,490
Carrefour SA	776,600	47,322
CNP Assurances	217,100	22,847
Electricite de France	318,800	19,333
Gaz de France (d)	802,800	32,278
Groupe Danone	228,600	33,497
Icade SA	549,889	32,644
L'Oreal SA	336,200	32,699
Common Stocks - continued
	Shares	Value (Note 1) (000s)
France - continued
Louis Vuitton Moet Hennessy (LVMH)	338,000	$ 35,226
Neopost SA	356,900	43,641
Nexity	362,750	25,003
Orpea (a)(d)	279,164	23,393
Pernod Ricard SA	230,900	46,242
Pinault Printemps-Redoute SA	160,200	23,904
Renault SA	541,500	63,346
Sanofi-Aventis sponsored ADR	482,100	20,581
Schneider Electric SA	197,100	20,478
Societe Generale Series A	366,620	60,928
SR Teleperformance SA (d)	475,900	17,197
Suez SA (France)	573,600	25,669
Total SA Series B	1,509,776	102,876
Veolia Environnement	416,100	25,477
Vinci SA	320,800	36,136
Vivendi Universal SA	1,039,400	39,363
TOTAL FRANCE		1,012,968
Germany - 9.5%
Allianz AG (Reg.)	485,330	90,223
Bayer AG sponsored ADR	1,005,300	50,456
Bilfinger Berger AG	260,300	16,227
Continental AG	266,500	29,805
Deutsche Bank AG	349,400	44,147
Deutsche Boerse AG	243,700	39,299
Deutsche Postbank AG	277,100	20,613
E.ON AG	789,000	94,988
Fresenius Medical Care AG	144,900	19,335
GFK AG	288,897	12,644
Hugo Boss AG	43,200	2,051
Hypo Real Estate Holding AG	179,368	11,276
KarstadtQuelle AG (a)(d)	1,023,200	24,031
Linde AG	379,228	37,591
Merck KGaA	231,200	24,376
MPC Muenchmeyer Petersen Capital AG	50,500	4,435
MTU Aero Engines Holding AG	337,500	13,850
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	311,800	50,615
Pfleiderer AG (d)	1,097,696	29,815
Puma AG	44,800	15,887
Q-Cells AG (d)	286,000	11,317
RWE AG	660,019	65,231
SAP AG	145,800	28,950
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Germany - continued
SGL Carbon AG (a)	632,300	$ 13,849
SolarWorld AG (d)	142,400	7,659
Wincor Nixdorf AG	173,700	24,155
TOTAL GERMANY		782,825
Greece - 0.3%
EFG Eurobank Ergasias SA	374,100	12,444
Greek Organization of Football Prognostics SA	359,130	12,826
TOTAL GREECE		25,270
Hong Kong - 1.3%
BOC Hong Kong Holdings Ltd.	3,447,000	7,712
Chaoda Modern Agriculture (Holdings) Ltd.	12,600,000	7,631
China Resources Power Holdings Co. Ltd.	4,984,000	6,216
CNOOC Ltd.	31,338,500	26,268
Esprit Holdings Ltd.	5,874,500	56,878
TOTAL HONG KONG		104,705
India - 0.4%
Infosys Technologies Ltd.	711,488	33,191
Pantaloon Retail India Ltd.	60,499	2,929
TOTAL INDIA		36,120
Indonesia - 0.1%
PT Perusahaan Gas Negara Tbk Series B	5,903,500	7,387
Ireland - 1.2%
AgCert International (a)	1,462,000	4,155
Allied Irish Banks PLC	910,000	24,881
C&C Group PLC	2,070,005	34,401
Paddy Power PLC (Ireland)	623,197	11,653
Ryanair Holdings PLC sponsored ADR (a)	297,100	19,852
TOTAL IRELAND		94,942
Israel - 0.4%
Bank Hapoalim BM (Reg.)	2,497,200	12,445
Ormat Industries Ltd.	1,771,900	18,382
TOTAL ISRAEL		30,827
Italy - 3.1%
Autostrade Spa	629,100	18,605
Banca Credit Firenze (d)	2,548,526	8,523
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Italy - continued
ENI Spa	288,800	$ 8,767
ENI Spa sponsored ADR (d)	401,950	24,402
Fiat Spa (a)	2,195,000	38,770
Lottomatica Spa	869,825	31,753
Mediobanca Spa	391,500	9,099
Milano Assicurazioni Spa	1,947,700	15,195
Pirelli & C. Real Estate Spa	235,100	15,382
Unicredito Italiano Spa	10,053,500	83,359
TOTAL ITALY		253,855
Japan - 17.7%
Aeon Co. Ltd.	1,796,700	42,321
Aeon Fantasy Co. Ltd.	19,400	690
Aeon Mall Co. Ltd.	396,800	20,932
Asics Corp.	2,315,000	31,016
Canon, Inc.	1,241,750	66,297
Credit Saison Co. Ltd.	430,600	15,573
Daiwa House Industry Co. Ltd.	939,000	16,940
Daiwa Securities Group, Inc.	3,275,000	37,157
DCM Japan Holdings Co. Ltd. (a)(d)	770,660	8,829
East Japan Railway Co.	3,017	21,100
Fanuc Ltd.	288,900	25,071
Fast Retailing Co. Ltd.	188,900	17,879
Honda Motor Co. Ltd.	536,700	18,962
Hoya Corp.	800,000	30,917
Idemitsu Kosan Co., Ltd.	18,200	1,771
Japan Tobacco, Inc.	10,045	43,801
JSR Corp.	718,900	18,071
JTEKT Corp.	659,000	13,720
Kansai Urban Banking Corp.	1,288,000	5,682
Keyence Corp.	82,600	18,291
Kose Corp.	175,300	5,276
Matsushita Electric Industrial Co. Ltd.	1,271,000	26,437
Mitsubishi Estate Co. Ltd.	1,508,400	36,111
Mitsubishi UFJ Financial Group, Inc.	3,395	43,286
Mitsui & Co. Ltd.	2,155,000	29,425
Mitsui Fudosan Co. Ltd.	1,711,000	42,131
Mizuho Financial Group, Inc.	11,121	86,621
Nidec Corp.	131,900	10,093
Nikko Cordial Corp.	620,000	7,427
Nintendo Co. Ltd.	320,900	65,629
Nippon Electric Glass Co. Ltd.	570,000	12,281
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Nippon Oil Corp.	1,544,000	$ 11,485
Nishimatsuya Chain Co. Ltd.	141,800	2,770
Nissan Motor Co. Ltd.	1,373,400	16,451
Nitto Denko Corp.	307,400	17,530
Nomura Holdings, Inc.	433,500	7,638
NSK Ltd.	1,893,000	15,861
OMC Card, Inc.	600,100	5,962
Omron Corp.	555,800	14,351
ORIX Corp.	234,540	66,075
Shin-Etsu Chemical Co. Ltd.	57,600	3,777
Sompo Japan Insurance, Inc.	2,002,000	26,634
Sony Corp. sponsored ADR	741,200	30,374
St. Marc Holdings Co. Ltd.	83,900	5,610
Sugi Pharmacy Co. Ltd. (d)	546,800	9,911
Sumco Corp. (d)	373,900	26,598
Sumitomo Electric Industries Ltd.	1,786,100	25,289
Sumitomo Metal Industries Ltd.	4,099,000	15,420
Sumitomo Mitsui Financial Group, Inc.	5,877	64,317
Sumitomo Trust & Banking Co. Ltd.	3,570,800	38,407
T&D Holdings, Inc.	472,350	34,530
Takeda Pharamaceutical Co. Ltd.	698,600	44,857
The Sumitomo Warehouse Co. Ltd. (d)	338,000	2,387
Token Corp.	78,400	5,919
Tokuyama Corp.	523,000	6,582
Tokyo Tomin Bank Ltd.	40,700	1,656
Toyota Motor Corp.	1,815,800	107,132
Valor Co. Ltd.	147,400	2,168
Yamada Denki Co. Ltd.	325,600	32,404
TOTAL JAPAN		1,461,832
Korea (South) - 1.6%
Kookmin Bank	258,550	20,552
Korean Reinsurance Co.	946,600	10,699
KT&G Corp.	169,400	10,463
LG Household & Health Care Ltd.	445,680	41,151
NHN Corp.	246,216	24,432
Shinhan Financial Group Co. Ltd.	397,520	18,331
Shinsegae Co. Ltd.	7,900	4,553
TOTAL KOREA (SOUTH)		130,181
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Luxembourg - 0.2%
GAGFAH SA	35,000	$ 1,016
SES Global SA FDR	1,085,903	16,633
TOTAL LUXEMBOURG		17,649
Mexico - 0.5%
America Movil SA de CV Series L sponsored ADR	579,700	24,852
Urbi, Desarrollos Urbanos, SA de CV (a)	4,121,400	12,631
TOTAL MEXICO		37,483
Netherlands - 1.7%
ING Groep NV (Certificaten Van Aandelen)	1,334,044	59,138
Koninklijke KPN NV	2,772,000	37,045
Koninklijke Numico NV	461,400	20,630
Koninklijke Philips Electronics NV	655,900	22,845
Tele Atlas NV (Netherlands) (a)	132,400	2,483
TOTAL NETHERLANDS		142,141
Norway - 1.8%
Aker Kvaerner ASA	285,200	29,669
DnB Nor ASA	928,300	12,157
Norsk Hydro ASA	1,370,500	31,727
ProSafe ASA	154,600	9,886
Renewable Energy Corp. AS (d)	756,200	12,552
Statoil ASA	511,800	12,939
Telenor ASA	2,699,300	42,637
TOTAL NORWAY		151,567
Portugal - 0.2%
Energias de Portugal SA	4,219,400	18,957
Russia - 0.3%
Novatek JSC GDR (e)	66,900	3,894
OAO Gazprom sponsored ADR	427,000	18,190
OAO TMK unit	169,200	4,272
TOTAL RUSSIA		26,356
Singapore - 0.5%
Ascendas Real Estate Investment Trust (A-REIT)	4,630,000	6,451
HTL International Holdings Ltd.	7,187,500	5,446
Keppel Corp. Ltd.	1,166,000	11,829
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Singapore - continued
SembCorp Marine Ltd.	5,118,000	$ 11,239
Singapore Exchange Ltd.	3,217,000	9,295
TOTAL SINGAPORE		44,260
South Africa - 0.2%
FirstRand Ltd.	2,253,800	5,896
Steinhoff International Holdings Ltd.	2,419,100	7,882
TOTAL SOUTH AFRICA		13,778
Spain - 3.2%
Banco Bilbao Vizcaya Argentaria SA	3,378,000	81,748
Banco Santander Central Hispano SA	3,660,200	63,351
Gestevision Telecinco SA	256,800	6,749
Inditex SA	1,032,600	49,373
Telefonica SA	3,291,100	63,299
TOTAL SPAIN		264,520
Sweden - 0.9%
Hennes & Mauritz AB (H&M) (B Shares)	574,100	24,761
Modern Times Group AB (MTG) (B Shares)	792,100	45,624
TOTAL SWEDEN		70,385
Switzerland - 9.5%
ABB Ltd. sponsored ADR	3,267,100	48,745
Actelion Ltd. (Reg.) (a)	156,158	26,295
Compagnie Financiere Richemont unit	525,208	25,983
Credit Suisse Group sponsored ADR	220,100	13,312
Credit Suisse Group (Reg.)	730,684	44,192
Lindt & Spruengli AG (participation certificate)	13,274	28,988
Nestle SA (Reg.)	264,143	90,231
Nobel Biocare Holding AG (Switzerland)	68,513	18,751
Novartis AG (Reg.)	1,871,819	113,676
Pargesa Holding SA	141,700	13,587
Roche Holding AG (participation certificate)	725,268	126,895
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	12,915	13,713
Swiss Life Holding	98,975	23,349
Syngenta AG (Switzerland)	315,081	50,775
Tecan Group AG	197,600	10,594
The Swatch Group AG (Reg.)	389,573	15,562
UBS AG (NY Shares)	1,935,600	115,826
TOTAL SWITZERLAND		780,474
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Taiwan - 1.0%
Acer, Inc.	11,506,000	$ 20,914
Holtek Semiconductor, Inc.	3,887,044	7,827
Hon Hai Precision Industry Co. Ltd. (Foxconn)	6,633,890	43,093
InnoLux Display Corp.	1,051,000	1,635
Shin Kong Financial Holding Co. Ltd.	10,227,415	9,064
TOTAL TAIWAN		82,533
Turkey - 0.3%
Finansbank AS	5,689,491	22,450
United Kingdom - 16.5%
Anglo American PLC (United Kingdom)	913,600	41,197
AstraZeneca PLC sponsored ADR	864,200	50,729
BAE Systems PLC	4,081,909	32,663
Barclays PLC	1,458,400	19,801
Benfield Group PLC	2,897,300	19,260
BG Group PLC	1,368,000	18,149
BG Group PLC sponsored ADR	200,000	13,290
BHP Billiton PLC	1,397,300	26,947
BP PLC sponsored ADR	1,603,500	107,595
British American Tobacco PLC	1,309,500	36,011
British American Tobacco PLC sponsored ADR	402,700	22,149
British Land Co. PLC	627,900	17,906
Cable & Wireless PLC	8,734,800	24,409
Capita Group PLC	1,106,900	11,381
Enterprise Inns PLC	505,225	10,389
Experian Group Ltd.	1,543,300	16,986
GlaxoSmithKline PLC	249,400	6,640
GlaxoSmithKline PLC sponsored ADR	1,137,700	60,583
HSBC Holdings PLC:
(Hong Kong) (Reg.)	3,810,944	72,766
(United Kingdom) (Reg.)	700,000	13,366
Imperial Energy PLC (a)	372,200	4,807
Imperial Tobacco Group PLC	76,000	2,692
Imperial Tobacco Group PLC sponsored ADR	175,100	12,492
Informa PLC	1,379,400	14,366
International Power PLC	5,092,700	32,519
Man Group PLC	1,642,200	15,287
Marks & Spencer Group PLC	4,489,000	56,215
National Grid PLC	1,576,500	20,148
NDS Group PLC sponsored ADR (a)	112,400	5,377
Pearson PLC	2,075,500	30,623
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Prudential PLC	1,178,448	$ 14,443
Reckitt Benckiser PLC	1,303,300	56,707
Reed Elsevier PLC	2,071,800	23,593
Renovo Group PLC	4,990,300	14,540
Reuters Group PLC sponsored ADR	481,050	24,673
Rio Tinto PLC sponsored ADR	137,100	30,353
Rolls-Royce Group PLC	3,776,051	33,835
Royal Bank of Scotland Group PLC	759,471	27,062
Royal Dutch Shell PLC Class B	1,999,459	71,981
Scottish & Southern Energy PLC	1,387,700	34,782
Shire PLC	1,567,000	28,590
SIG PLC	536,100	10,206
Smiths Group PLC	913,000	16,475
Tesco PLC	9,498,512	71,296
Unilever PLC	1,075,400	26,111
Vodafone Group PLC	11,282,735	29,166
VT Group PLC	1,218,600	11,181
Whatman PLC	735,900	4,071
William Hill PLC	1,250,500	15,528
TOTAL UNITED KINGDOM		1,361,336
United States of America - 0.4%
Macquarie Infrastructure Co. Trust	131,000	3,908
NTL, Inc.	943,200	25,495
TOTAL UNITED STATES OF AMERICA		29,403
TOTAL COMMON STOCKS (Cost $6,291,807)		7,790,994
Nonconvertible Preferred Stocks - 1.2%

Germany - 0.7%
Fresenius AG (non-vtg.)	94,600	17,750
Hugo Boss AG (non-vtg.)	332,800	15,483
Porsche AG (non-vtg.)	21,395	24,946
TOTAL GERMANY		58,179
Italy - 0.5%
Banca Intesa Spa (Risp)	5,848,702	38,775
Nonconvertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - 0.0%
Rolls-Royce Group PLC Series B	138,581,071	$ 271
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $60,462)		97,225
Government Obligations - 0.1%
Principal Amount (000s)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 4.78% to 5.01% 12/7/06 to 1/11/07 (f) (Cost $5,510)	$ 5,550	5,511
Money Market Funds - 5.5%
	Shares
Fidelity Cash Central Fund, 5.34% (b)	334,895,573	334,896
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	123,395,664	123,396
TOTAL MONEY MARKET FUNDS (Cost $458,292)	458,292
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $6,816,071)	8,352,022
NET OTHER ASSETS - (1.3)%	(109,919)
NET ASSETS - 100%	$ 8,242,103
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
1,382 Nikkei 225 Index Contracts (Japan)	Dec. 2006	$ 113,082	$ 1,285

The face value of futures purchased as a percentage of net assets - 1.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,639,000 or 0.1% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $5,511,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 11,118
Fidelity Securities Lending Cash Central Fund	5,746
Total	$ 16,864

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $117,944) - See accompanying schedule: Unaffiliated issuers (cost $6,357,779)	$ 7,893,730
Fidelity Central Funds (cost $458,292)	458,292
Total Investments (cost $6,816,071)		$ 8,352,022
Foreign currency held at value (cost $1,001)		1,060
Receivable for investments sold		36,415
Receivable for fund shares sold		15,792
Dividends receivable		7,417
Interest receivable		1,414
Other receivables		796
Total assets		8,414,916

Liabilities
Payable for investments purchased	$ 33,989
Payable for fund shares redeemed	5,884
Accrued management fee	5,123
Distribution fees payable	39
Payable for daily variation on futures contracts	518
Other affiliated payables	1,549
Other payables and accrued expenses	2,315
Collateral on securities loaned, at value	123,396
Total liabilities		172,813

Net Assets		$ 8,242,103
Net Assets consist of:
Paid in capital		$ 6,402,118
Undistributed net investment income		83,948
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		220,510
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,535,527
Net Assets		$ 8,242,103

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($139,827 ÷ 3,835 shares)	$ 36.47

Maximum offering price per share (100/94.25 of $36.47)	$ 38.69
Class T: Net Asset Value and redemption price per share ($10,065 ÷ 277.24 shares)	$ 36.30

Maximum offering price per share (100/96.50 of $36.30)	$ 37.62
Class B: Net Asset Value and offering price per share ($4,477 ÷ 123.96 shares)A	$ 36.12

Class C: Net Asset Value and offering price per share ($5,846 ÷ 161.5 shares)A	$ 36.19

International Discovery: Net Asset Value, offering price and redemption price per share ($8,053,564 ÷ 219,645 shares)	$ 36.67

Institutional Class: Net Asset Value, offering price and redemption price per share ($28,324 ÷ 771.5 shares)	$ 36.71

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2006

Investment Income
Dividends		$ 149,831
Interest		315
Income from Fidelity Central Funds		16,864
		167,010
Less foreign taxes withheld		(12,732)
Total income		154,278

Expenses
Management fee Basic fee	$ 45,254
Performance adjustment	4,736
Transfer agent fees	14,071
Distribution fees	263
Accounting and security lending fees	1,726
Custodian fees and expenses	2,003
Independent trustees' compensation	23
Registration fees	661
Audit	114
Legal	94
Interest	2
Miscellaneous	46
Total expenses before reductions	68,993
Expense reductions	(3,737)	65,256
Net investment income (loss)		89,022
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $780)	231,379
Foreign currency transactions	(2,357)
Futures contracts	9,977
Total net realized gain (loss)		238,999
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $1,455)	942,135
Assets and liabilities in foreign currencies	247
Futures contracts	(2,186)
Total change in net unrealized appreciation (depreciation)		940,196
Net gain (loss)		1,179,195
Net increase (decrease) in net assets resulting from operations		$ 1,268,217

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 89,022	$ 41,777
Net realized gain (loss)	238,999	194,174
Change in net unrealized appreciation (depreciation)	940,196	324,844
Net increase (decrease) in net assets resulting from operations	1,268,217	560,795
Distributions to shareholders from net investment income	(41,324)	(12,813)
Distributions to shareholders from net realized gain	(189,744)	(10,250)
Total distributions	(231,068)	(23,063)
Share transactions - net increase (decrease)	3,239,823	1,234,164
Redemption fees	380	193
Total increase (decrease) in net assets	4,277,352	1,772,089

Net Assets
Beginning of period	3,964,751	2,192,662
End of period (including undistributed net investment income of $83,948 and undistributed net investment income of $40,185, respectively)	$ 8,242,103	$ 3,964,751

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.57	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.42	.28
Net realized and unrealized gain (loss)	7.19	2.88
Total from investment operations	7.61	3.16
Distributions from net investment income	(.31)	-
Distributions from net realized gain	(1.40)	-
Total distributions	(1.71)	-
Redemption fees added to paid in capital E	- J	- J
Net asset value, end of period	$ 36.47	$ 30.57
Total Return B,C,D	26.01%	11.53%
Ratios to Average Net Assets F,I
Expenses before reductions	1.27%	1.42% A
Expenses net of fee waivers, if any	1.27%	1.42% A
Expenses net of all reductions	1.21%	1.36% A
Net investment income (loss)	1.22%	1.15% A
Supplemental Data
Net assets, end of period (in millions)	$ 140	$ 2
Portfolio turnover rate G	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.49	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.27	.20
Net realized and unrealized gain (loss)	7.18	2.88
Total from investment operations	7.45	3.08
Distributions from net investment income	(.24)	-
Distributions from net realized gain	(1.40)	-
Total distributions	(1.64)	-
Redemption fees added to paid in capital E	- J	- J
Net asset value, end of period	$ 36.30	$ 30.49
Total Return B,C,D	25.49%	11.24%
Ratios to Average Net Assets F,I
Expenses before reductions	1.71%	1.75% A
Expenses net of fee waivers, if any	1.71%	1.75% A
Expenses net of all reductions	1.65%	1.69% A
Net investment income (loss)	.78%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 10	$ 2
Portfolio turnover rate G	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.36	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.08	.08
Net realized and unrealized gain (loss)	7.19	2.87
Total from investment operations	7.27	2.95
Distributions from net investment income	(.11)	-
Distributions from net realized gain	(1.40)	-
Total distributions	(1.51)	-
Redemption fees added to paid in capital E	- J	- J
Net asset value, end of period	$ 36.12	$ 30.36
Total Return B,C,D	24.91%	10.76%
Ratios to Average Net Assets F,I
Expenses before reductions	2.27%	2.24% A
Expenses net of fee waivers, if any	2.25%	2.24% A
Expenses net of all reductions	2.19%	2.18% A
Net investment income (loss)	.24%	.33% A
Supplemental Data
Net assets, end of period (in millions)	$ 4	$ 1
Portfolio turnover rate G	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.41	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.11	.13
Net realized and unrealized gain (loss)	7.19	2.87
Total from investment operations	7.30	3.00
Distributions from net investment income	(.12)	-
Distributions from net realized gain	(1.40)	-
Total distributions	(1.52)	-
Redemption fees added to paid in capital E	- J	- J
Net asset value, end of period	$ 36.19	$ 30.41
Total Return B,C,D	24.97%	10.94%
Ratios to Average Net Assets F,I
Expenses before reductions	2.16%	2.04% A
Expenses net of fee waivers, if any	2.16%	2.04% A
Expenses net of all reductions	2.11%	1.98% A
Net investment income (loss)	.33%	.53% A
Supplemental Data
Net assets, end of period (in millions)	$ 6	$ 2
Portfolio turnover rate G	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - International Discovery

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 30.65	$ 25.31	$ 21.87	$ 16.66	$ 17.61
Income from Investment Operations
Net investment income (loss) B	.48	.37	.22	.19	.11
Net realized and unrealized gain (loss)	7.25	5.24	3.40	5.11	(1.06)
Total from investment operations	7.73	5.61	3.62	5.30	(.95)
Distributions from net investment income	(.31)	(.15)	(.18)	(.09)	-
Distributions from net realized gain	(1.40)	(.12)	-	-	-
Total distributions	(1.71)	(.27)	(.18)	(.09)	-
Redemption fees added to paid in capital B	- F	- F	- F	- F	- F
Net asset value, end of period	$ 36.67	$ 30.65	$ 25.31	$ 21.87	$ 16.66
Total Return A	26.34%	22.29%	16.65%	31.97%	(5.39)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.09%	1.08%	1.10%	1.14%	1.14%
Expenses net of fee waivers, if any	1.08%	1.07%	1.10%	1.14%	1.14%
Expenses net of all reductions	1.03%	1.01%	1.06%	1.11%	1.12%
Net investment income (loss)	1.41%	1.35%	.92%	1.08%	.59%
Supplemental Data
Net assets, end of period (in millions)	$ 8,054	$ 3,949	$ 2,193	$ 1,243	$ 890
Portfolio turnover rate D	56%	75%	87%	81%	63%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 30.68	$ 27.41
Income from Investment Operations
Net investment income (loss) D	.51	.38
Net realized and unrealized gain (loss)	7.25	2.89
Total from investment operations	7.76	3.27
Distributions from net investment income	(.33)	-
Distributions from net realized gain	(1.40)	-
Total distributions	(1.73)	-
Redemption fees added to paid in capital D	- I	- I
Net asset value, end of period	$ 36.71	$ 30.68
Total Return B,C	26.45%	11.93%
Ratios to Average Net Assets E,H
Expenses before reductions	1.00%	.97% A
Expenses net of fee waivers, if any	1.00%	.97% A
Expenses net of all reductions	.95%	.90% A
Net investment income (loss)	1.49%	1.60% A
Supplemental Data
Net assets, end of period (in millions)	$ 28	$ 10
Portfolio turnover rate F	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Discovery and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,585,398
Unrealized depreciation	(82,869)
Net unrealized appreciation (depreciation)	1,502,529
Undistributed ordinary income	132,824
Undistributed long-term capital gain	165,476

Cost for federal income tax purposes	$ 6,849,493

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 106,379	$ 12,813
Long-term Capital Gains	124,689	10,250

Total	$ 231,068	$ 23,063

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or

Annual Report

2. Operating Policies - continued

Futures Contracts - continued

received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,247,376 and $3,418,782, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR.

The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Discovery, as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in September 2005. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .79% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 183	$ -
Class T	.25%	.25%	26	2
Class B	.75%	.25%	21	16
Class C	.75%	.25%	33	19
			$ 263	$ 37

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 36
Class T	7
Class B*	3
Class C*	1
$ 47

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for International Discovery. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Discovery shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 115.16
Class T	18.35
Class B	9.41
Class C	10.31
International Discovery	13,891.22
Institutional Class	28.14
	$ 14,071

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $16 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $5,746.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,674. The weighted average interest rate was 4.79%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Fidelity International Discovery's operating expenses. During the period, this reimbursement reduced the class expenses by $38.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	2.25%	$ 1

Annual Report

8. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,493 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Discovery	$ 205

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 38	$ -
Class T	18	-
Class B	3	-
Class C	8	-
International Discovery	41,152	12,813
Institutional Class	105	-
Total	$ 41,324	$ 12,813
From net realized gain
Class A	$ 173	$ -
Class T	102	-
Class B	40	-
Class C	94	-
International Discovery	188,890	10,250
Institutional Class	445	-
Total	$ 189,744	$ 10,250

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005 A	2006	2005 A
Class A
Shares sold	3,952	62	$ 133,777	$ 1,786
Reinvestment of distributions	5	-	160	-
Shares redeemed	(183)	(1)	(6,217)	(30)
Net increase (decrease)	3,774	61	$ 127,720	$ 1,756
Class T
Shares sold	248	63	$ 8,469	$ 1,829
Reinvestment of distributions	4	-	112	-
Shares redeemed	(36)	(2)	(1,223)	(58)
Net increase (decrease)	216	61	$ 7,358	$ 1,771
Class B
Shares sold	112	27	$ 3,875	$ 759
Reinvestment of distributions	1	-	37	-
Shares redeemed	(14)	(2)	(489)	(53)
Net increase (decrease)	99	25	$ 3,423	$ 706
Class C
Shares sold	130	63	$ 4,409	$ 1,805
Reinvestment of distributions	1	-	41	-
Shares redeemed	(32)	-	(1,088)	(1)
Net increase (decrease)	99	63	$ 3,362	$ 1,804
International Discovery
Shares sold	123,095	73,475	$ 4,201,412	$ 2,106,762
Reinvestment of distributions	7,089	781	215,944	21,434
Shares redeemed	(39,365)	(32,072)	(1,334,783)	(909,132)
Net increase (decrease)	90,819	42,184	$ 3,082,573	$ 1,219,064
Institutional Class
Shares sold	512	365	$ 17,352	$ 10,479
Reinvestment of distributions	4	-	121	-
Shares redeemed	(61)	(48)	(2,086)	(1,416)
Net increase (decrease)	455	317	$ 15,387	$ 9,063

A Share transactions for Class A, T, B, C and Institutional Class are for the period January 6, 2005 (commencement of sale of shares) to
October 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003- present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001- 2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

William Kennedy (38)

Year of Election or Appointment: 2004

Vice President of the fund. Mr. Kennedy also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Kennedy worked as a research analyst and a portfolio manager. Mr. Kennedy also serves as a Vice President of FMR (2000) and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of the fund. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/04/06	12/01/06	$.346	$.98
Class T	12/04/06	12/01/06	$.260	$.98
Class B	12/04/06	12/01/06	$.161	$.98
Class C	12/04/06	12/01/06	$.141	$.98

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $165,476,023, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 44%; Class T designates 48%; Class B designates 58%; and Class C designates 58%; of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/05/05	$.328	$.03
Class T	12/05/05	$.301	$.03
Class B	12/05/05	$.250	$.03
Class C	12/05/05	$.253	$.03

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity International Discovery (retail class), as well as the fund's relative investment performance for Fidelity International Discovery (retail class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Fidelity International Discovery (retail class), the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (The Advisor classes of the fund had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of Fidelity International Discovery (retail class).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Fidelity International Discovery (retail class) was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Fidelity International Discovery (retail class) compared favorably to its benchmark for all the periods shown. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2005 represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class and Fidelity International Discovery (retail class) ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AID-UANN-1206
1.806656.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Discovery

Fund - Institutional Class

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Institutional Class is
a class of Fidelity®
International Discovery Fund

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	23	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	33	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	44
Trustees and Officers	45
Distributions	56
Board Approval of Investment Advisory Contracts and Management Fees	57

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor International Discovery Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Institutional Class A, B	26.45%	17.65%	11.16%

A The initial offering of Institutional Class shares took place on January 6, 2005. Returns prior to January 6, 2005 are those of International Discovery, the original class of the fund.

B Prior to October 1, 2004, the fund operated under certain different investment policies.
Accordingly, the fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Discovery Fund - Institutional Class on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index performed over the same period. The initial offering of Institutional Class took place on January 6, 2005. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor International Discovery Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

For the 12 months ending October 31, 2006, the fund's Institutional Class shares returned 26.45%, modestly trailing the MSCI EAFE index. Strong stock picking, especially in the technology and consumer staples sectors, as well as favorable country selection aided returns versus the index. The benefit from country selection was partially offset by currency fluctuations, though. The fund's underweighting in materials and overweighting in the consumer discretionary sector hampered returns, as did weak stock picking in financials. On a regional basis, the fund benefited from investments in Japan and emerging markets, but lost ground in Europe. Top contributors to performance relative to the MSCI index included C&C Group, an Irish beverage company, and Sumco, a Japanese semiconductor wafer manufacturer. C&C rallied after reinventing a traditional pub cider drink as a premium product, while Sumco climbed as a wafer shortage drove up industry pricing. The fund had overweightings on average in both names. On the downside, an overweighted position in Sompo Japan Insurance hampered performance amid a slowdown in the Japanese equity market. Not owning Endesa, a Spanish utility stock in the index that benefited from a bidding war, also detracted from relative returns.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

tShareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 1,009.10	$ 6.38
HypotheticalA	$ 1,000.00	$ 1,018.85	$ 6.41
Class T
Actual	$ 1,000.00	$ 1,006.70	$ 8.65
HypotheticalA	$ 1,000.00	$ 1,016.59	$ 8.69
Class B
Actual	$ 1,000.00	$ 1,004.20	$ 11.37
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 1,004.40	$ 11.06
HypotheticalA	$ 1,000.00	$ 1,014.17	$ 11.12
International Discovery
Actual	$ 1,000.00	$ 1,009.90	$ 5.37
HypotheticalA	$ 1,000.00	$ 1,019.86	$ 5.40
Institutional Class
Actual	$ 1,000.00	$ 1,010.20	$ 4.91
HypotheticalA	$ 1,000.00	$ 1,020.32	$ 4.94

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.26%
Class T	1.71%
Class B	2.25%
Class C	2.19%
International Discovery	1.06%
Institutional Class	.97%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2006
Japan 19.1%
United Kingdom 16.5%
France 12.3%
Germany 10.2%
Switzerland 9.5%
Australia 5.5%
Italy 3.6%
United States of America 3.3%
Spain 3.2%
Other 16.8%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2006
Japan 21.7%
United Kingdom 13.7%
France 11.1%
Germany 10.0%
Switzerland 8.5%
Australia 3.8%
United States of America 3.5%
Italy 3.2%
Korea (South) 2.6%
Other 21.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	97.1	97.3
Short-Term Investments and Net Other Assets	2.9	2.7
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.5	1.3
UBS AG (NY Shares) (Switzerland, Capital Markets)	1.4	1.1
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	1.4	1.2
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.3	1.4
Toyota Motor Corp. (Japan, Automobiles)	1.3	1.3
Total SA Series B (France, Oil, Gas & Consumable Fuels)	1.2	1.4
E.ON AG (Germany, Electric Utilities)	1.1	1.1
Nestle SA (Reg.) (Switzerland, Food Products)	1.1	0.8
Allianz AG (Reg.) (Germany, Insurance)	1.1	1.0
Mizuho Financial Group, Inc. (Japan, Commercial Banks)	1.1	0.8
	12.5
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.5	25.7
Consumer Discretionary	15.8	15.5
Consumer Staples	9.6	5.7
Industrials	8.3	11.3
Health Care	8.1	7.5
Information Technology	7.4	9.3
Energy	6.6	8.7
Utilities	5.2	4.2
Materials	4.5	5.9
Telecommunication Services	2.7	2.1

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value (Note 1) (000s)
Australia - 5.5%
AMP Ltd.	2,219,300	$ 16,322
Australia & New Zealand Banking Group Ltd.	871,800	19,599
AXA Asia Pacific Holdings Ltd.	3,932,100	20,273
Babcock & Brown Japan Property Trust	8,156,000	12,218
BHP Billiton Ltd.	2,255,700	48,013
Billabong International Ltd.	2,162,828	26,254
Brambles Industries Ltd.	2,096,000	20,250
Cochlear Ltd.	284,000	12,240
Commonwealth Bank of Australia	296,000	10,930
Computershare Ltd.	3,151,800	18,788
CSL Ltd.	1,304,950	56,664
Downer EDI Ltd.	48,361	241
Fosters Group Ltd.	4,060,500	20,275
Macquarie Airports unit	2,141,930	5,323
Macquarie Bank Ltd.	420,000	24,239
Macquarie Communications Infrastructure Group unit	1,632,940	7,737
Macquarie Infrastructure Group unit	1,750,121	4,579
Mortgage Choice Ltd.	2,899,300	6,015
Multiplex Group unit	6,100,300	17,379
National Australia Bank Ltd.	1,216,500	35,814
QBE Insurance Group Ltd.	1,230,667	23,532
Seek Ltd.	2,000,000	8,237
Transurban Group unit	989,403	5,530
Woolworths Ltd.	2,266,939	36,310
TOTAL AUSTRALIA		456,762
Austria - 0.7%
Austriamicrosystems AG (a)	111,000	7,057
Oesterreichische Elektrizitaetswirtschafts AG (Verbund)	380,400	18,990
OMV AG	379,500	20,630
Telekom Austria AG	472,700	11,765
TOTAL AUSTRIA		58,442
Belgium - 0.3%
Almancora SCA (Certificaten Van Aandelen)	185,500	24,459
Bermuda - 0.1%
Catlin Group Ltd.	486,300	4,645
Ports Design Ltd.	4,460,500	7,754
TOTAL BERMUDA		12,399
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Brazil - 0.1%
Banco Nossa Caixa SA	256,500	$ 6,106
CSU Cardsystem SA sponsored ADR (e)	158,000	2,745
TOTAL BRAZIL		8,851
Canada - 0.2%
Potash Corp. of Saskatchewan, Inc.	112,200	14,014
Cayman Islands - 0.6%
DSND, Inc. (a)(d)	791,800	14,354
Foxconn International Holdings Ltd. (a)	9,433,300	31,355
Xinao Gas Holdings Ltd.	5,392,000	5,429
TOTAL CAYMAN ISLANDS		51,138
China - 0.5%
Bank of China Ltd. (H Shares)	10,737,000	4,625
China Life Insurance Co. Ltd. (H Shares)	10,031,000	21,127
China Merchants Bank Co. Ltd. (H Shares) (a)	552,500	862
China Shenhua Energy Co. Ltd. (H Shares)	5,943,500	10,455
Home Inns & Hotels Management, Inc. sponsored ADR	9,100	223
Industrial & Commercial Bank of China	10,494,000	4,696
TOTAL CHINA		41,988
Denmark - 0.2%
Vestas Wind Systems AS (a)	670,200	18,879
Finland - 1.2%
Citycon Oyj	692,322	3,667
Fortum Oyj	1,557,000	42,847
Nokia Corp. sponsored ADR	2,683,300	53,344
TOTAL FINLAND		99,858
France - 12.3%
Alcatel SA (RFD)	1,089,900	13,842
Alstom SA (a)	427,300	39,433
April Group	280,900	12,011
AXA SA	1,209,666	46,112
BNP Paribas SA	650,139	71,490
Carrefour SA	776,600	47,322
CNP Assurances	217,100	22,847
Electricite de France	318,800	19,333
Gaz de France (d)	802,800	32,278
Groupe Danone	228,600	33,497
Icade SA	549,889	32,644
L'Oreal SA	336,200	32,699
Common Stocks - continued
	Shares	Value (Note 1) (000s)
France - continued
Louis Vuitton Moet Hennessy (LVMH)	338,000	$ 35,226
Neopost SA	356,900	43,641
Nexity	362,750	25,003
Orpea (a)(d)	279,164	23,393
Pernod Ricard SA	230,900	46,242
Pinault Printemps-Redoute SA	160,200	23,904
Renault SA	541,500	63,346
Sanofi-Aventis sponsored ADR	482,100	20,581
Schneider Electric SA	197,100	20,478
Societe Generale Series A	366,620	60,928
SR Teleperformance SA (d)	475,900	17,197
Suez SA (France)	573,600	25,669
Total SA Series B	1,509,776	102,876
Veolia Environnement	416,100	25,477
Vinci SA	320,800	36,136
Vivendi Universal SA	1,039,400	39,363
TOTAL FRANCE		1,012,968
Germany - 9.5%
Allianz AG (Reg.)	485,330	90,223
Bayer AG sponsored ADR	1,005,300	50,456
Bilfinger Berger AG	260,300	16,227
Continental AG	266,500	29,805
Deutsche Bank AG	349,400	44,147
Deutsche Boerse AG	243,700	39,299
Deutsche Postbank AG	277,100	20,613
E.ON AG	789,000	94,988
Fresenius Medical Care AG	144,900	19,335
GFK AG	288,897	12,644
Hugo Boss AG	43,200	2,051
Hypo Real Estate Holding AG	179,368	11,276
KarstadtQuelle AG (a)(d)	1,023,200	24,031
Linde AG	379,228	37,591
Merck KGaA	231,200	24,376
MPC Muenchmeyer Petersen Capital AG	50,500	4,435
MTU Aero Engines Holding AG	337,500	13,850
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	311,800	50,615
Pfleiderer AG (d)	1,097,696	29,815
Puma AG	44,800	15,887
Q-Cells AG (d)	286,000	11,317
RWE AG	660,019	65,231
SAP AG	145,800	28,950
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Germany - continued
SGL Carbon AG (a)	632,300	$ 13,849
SolarWorld AG (d)	142,400	7,659
Wincor Nixdorf AG	173,700	24,155
TOTAL GERMANY		782,825
Greece - 0.3%
EFG Eurobank Ergasias SA	374,100	12,444
Greek Organization of Football Prognostics SA	359,130	12,826
TOTAL GREECE		25,270
Hong Kong - 1.3%
BOC Hong Kong Holdings Ltd.	3,447,000	7,712
Chaoda Modern Agriculture (Holdings) Ltd.	12,600,000	7,631
China Resources Power Holdings Co. Ltd.	4,984,000	6,216
CNOOC Ltd.	31,338,500	26,268
Esprit Holdings Ltd.	5,874,500	56,878
TOTAL HONG KONG		104,705
India - 0.4%
Infosys Technologies Ltd.	711,488	33,191
Pantaloon Retail India Ltd.	60,499	2,929
TOTAL INDIA		36,120
Indonesia - 0.1%
PT Perusahaan Gas Negara Tbk Series B	5,903,500	7,387
Ireland - 1.2%
AgCert International (a)	1,462,000	4,155
Allied Irish Banks PLC	910,000	24,881
C&C Group PLC	2,070,005	34,401
Paddy Power PLC (Ireland)	623,197	11,653
Ryanair Holdings PLC sponsored ADR (a)	297,100	19,852
TOTAL IRELAND		94,942
Israel - 0.4%
Bank Hapoalim BM (Reg.)	2,497,200	12,445
Ormat Industries Ltd.	1,771,900	18,382
TOTAL ISRAEL		30,827
Italy - 3.1%
Autostrade Spa	629,100	18,605
Banca Credit Firenze (d)	2,548,526	8,523
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Italy - continued
ENI Spa	288,800	$ 8,767
ENI Spa sponsored ADR (d)	401,950	24,402
Fiat Spa (a)	2,195,000	38,770
Lottomatica Spa	869,825	31,753
Mediobanca Spa	391,500	9,099
Milano Assicurazioni Spa	1,947,700	15,195
Pirelli & C. Real Estate Spa	235,100	15,382
Unicredito Italiano Spa	10,053,500	83,359
TOTAL ITALY		253,855
Japan - 17.7%
Aeon Co. Ltd.	1,796,700	42,321
Aeon Fantasy Co. Ltd.	19,400	690
Aeon Mall Co. Ltd.	396,800	20,932
Asics Corp.	2,315,000	31,016
Canon, Inc.	1,241,750	66,297
Credit Saison Co. Ltd.	430,600	15,573
Daiwa House Industry Co. Ltd.	939,000	16,940
Daiwa Securities Group, Inc.	3,275,000	37,157
DCM Japan Holdings Co. Ltd. (a)(d)	770,660	8,829
East Japan Railway Co.	3,017	21,100
Fanuc Ltd.	288,900	25,071
Fast Retailing Co. Ltd.	188,900	17,879
Honda Motor Co. Ltd.	536,700	18,962
Hoya Corp.	800,000	30,917
Idemitsu Kosan Co., Ltd.	18,200	1,771
Japan Tobacco, Inc.	10,045	43,801
JSR Corp.	718,900	18,071
JTEKT Corp.	659,000	13,720
Kansai Urban Banking Corp.	1,288,000	5,682
Keyence Corp.	82,600	18,291
Kose Corp.	175,300	5,276
Matsushita Electric Industrial Co. Ltd.	1,271,000	26,437
Mitsubishi Estate Co. Ltd.	1,508,400	36,111
Mitsubishi UFJ Financial Group, Inc.	3,395	43,286
Mitsui & Co. Ltd.	2,155,000	29,425
Mitsui Fudosan Co. Ltd.	1,711,000	42,131
Mizuho Financial Group, Inc.	11,121	86,621
Nidec Corp.	131,900	10,093
Nikko Cordial Corp.	620,000	7,427
Nintendo Co. Ltd.	320,900	65,629
Nippon Electric Glass Co. Ltd.	570,000	12,281
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Nippon Oil Corp.	1,544,000	$ 11,485
Nishimatsuya Chain Co. Ltd.	141,800	2,770
Nissan Motor Co. Ltd.	1,373,400	16,451
Nitto Denko Corp.	307,400	17,530
Nomura Holdings, Inc.	433,500	7,638
NSK Ltd.	1,893,000	15,861
OMC Card, Inc.	600,100	5,962
Omron Corp.	555,800	14,351
ORIX Corp.	234,540	66,075
Shin-Etsu Chemical Co. Ltd.	57,600	3,777
Sompo Japan Insurance, Inc.	2,002,000	26,634
Sony Corp. sponsored ADR	741,200	30,374
St. Marc Holdings Co. Ltd.	83,900	5,610
Sugi Pharmacy Co. Ltd. (d)	546,800	9,911
Sumco Corp. (d)	373,900	26,598
Sumitomo Electric Industries Ltd.	1,786,100	25,289
Sumitomo Metal Industries Ltd.	4,099,000	15,420
Sumitomo Mitsui Financial Group, Inc.	5,877	64,317
Sumitomo Trust & Banking Co. Ltd.	3,570,800	38,407
T&D Holdings, Inc.	472,350	34,530
Takeda Pharamaceutical Co. Ltd.	698,600	44,857
The Sumitomo Warehouse Co. Ltd. (d)	338,000	2,387
Token Corp.	78,400	5,919
Tokuyama Corp.	523,000	6,582
Tokyo Tomin Bank Ltd.	40,700	1,656
Toyota Motor Corp.	1,815,800	107,132
Valor Co. Ltd.	147,400	2,168
Yamada Denki Co. Ltd.	325,600	32,404
TOTAL JAPAN		1,461,832
Korea (South) - 1.6%
Kookmin Bank	258,550	20,552
Korean Reinsurance Co.	946,600	10,699
KT&G Corp.	169,400	10,463
LG Household & Health Care Ltd.	445,680	41,151
NHN Corp.	246,216	24,432
Shinhan Financial Group Co. Ltd.	397,520	18,331
Shinsegae Co. Ltd.	7,900	4,553
TOTAL KOREA (SOUTH)		130,181
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Luxembourg - 0.2%
GAGFAH SA	35,000	$ 1,016
SES Global SA FDR	1,085,903	16,633
TOTAL LUXEMBOURG		17,649
Mexico - 0.5%
America Movil SA de CV Series L sponsored ADR	579,700	24,852
Urbi, Desarrollos Urbanos, SA de CV (a)	4,121,400	12,631
TOTAL MEXICO		37,483
Netherlands - 1.7%
ING Groep NV (Certificaten Van Aandelen)	1,334,044	59,138
Koninklijke KPN NV	2,772,000	37,045
Koninklijke Numico NV	461,400	20,630
Koninklijke Philips Electronics NV	655,900	22,845
Tele Atlas NV (Netherlands) (a)	132,400	2,483
TOTAL NETHERLANDS		142,141
Norway - 1.8%
Aker Kvaerner ASA	285,200	29,669
DnB Nor ASA	928,300	12,157
Norsk Hydro ASA	1,370,500	31,727
ProSafe ASA	154,600	9,886
Renewable Energy Corp. AS (d)	756,200	12,552
Statoil ASA	511,800	12,939
Telenor ASA	2,699,300	42,637
TOTAL NORWAY		151,567
Portugal - 0.2%
Energias de Portugal SA	4,219,400	18,957
Russia - 0.3%
Novatek JSC GDR (e)	66,900	3,894
OAO Gazprom sponsored ADR	427,000	18,190
OAO TMK unit	169,200	4,272
TOTAL RUSSIA		26,356
Singapore - 0.5%
Ascendas Real Estate Investment Trust (A-REIT)	4,630,000	6,451
HTL International Holdings Ltd.	7,187,500	5,446
Keppel Corp. Ltd.	1,166,000	11,829
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Singapore - continued
SembCorp Marine Ltd.	5,118,000	$ 11,239
Singapore Exchange Ltd.	3,217,000	9,295
TOTAL SINGAPORE		44,260
South Africa - 0.2%
FirstRand Ltd.	2,253,800	5,896
Steinhoff International Holdings Ltd.	2,419,100	7,882
TOTAL SOUTH AFRICA		13,778
Spain - 3.2%
Banco Bilbao Vizcaya Argentaria SA	3,378,000	81,748
Banco Santander Central Hispano SA	3,660,200	63,351
Gestevision Telecinco SA	256,800	6,749
Inditex SA	1,032,600	49,373
Telefonica SA	3,291,100	63,299
TOTAL SPAIN		264,520
Sweden - 0.9%
Hennes & Mauritz AB (H&M) (B Shares)	574,100	24,761
Modern Times Group AB (MTG) (B Shares)	792,100	45,624
TOTAL SWEDEN		70,385
Switzerland - 9.5%
ABB Ltd. sponsored ADR	3,267,100	48,745
Actelion Ltd. (Reg.) (a)	156,158	26,295
Compagnie Financiere Richemont unit	525,208	25,983
Credit Suisse Group sponsored ADR	220,100	13,312
Credit Suisse Group (Reg.)	730,684	44,192
Lindt & Spruengli AG (participation certificate)	13,274	28,988
Nestle SA (Reg.)	264,143	90,231
Nobel Biocare Holding AG (Switzerland)	68,513	18,751
Novartis AG (Reg.)	1,871,819	113,676
Pargesa Holding SA	141,700	13,587
Roche Holding AG (participation certificate)	725,268	126,895
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	12,915	13,713
Swiss Life Holding	98,975	23,349
Syngenta AG (Switzerland)	315,081	50,775
Tecan Group AG	197,600	10,594
The Swatch Group AG (Reg.)	389,573	15,562
UBS AG (NY Shares)	1,935,600	115,826
TOTAL SWITZERLAND		780,474
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Taiwan - 1.0%
Acer, Inc.	11,506,000	$ 20,914
Holtek Semiconductor, Inc.	3,887,044	7,827
Hon Hai Precision Industry Co. Ltd. (Foxconn)	6,633,890	43,093
InnoLux Display Corp.	1,051,000	1,635
Shin Kong Financial Holding Co. Ltd.	10,227,415	9,064
TOTAL TAIWAN		82,533
Turkey - 0.3%
Finansbank AS	5,689,491	22,450
United Kingdom - 16.5%
Anglo American PLC (United Kingdom)	913,600	41,197
AstraZeneca PLC sponsored ADR	864,200	50,729
BAE Systems PLC	4,081,909	32,663
Barclays PLC	1,458,400	19,801
Benfield Group PLC	2,897,300	19,260
BG Group PLC	1,368,000	18,149
BG Group PLC sponsored ADR	200,000	13,290
BHP Billiton PLC	1,397,300	26,947
BP PLC sponsored ADR	1,603,500	107,595
British American Tobacco PLC	1,309,500	36,011
British American Tobacco PLC sponsored ADR	402,700	22,149
British Land Co. PLC	627,900	17,906
Cable & Wireless PLC	8,734,800	24,409
Capita Group PLC	1,106,900	11,381
Enterprise Inns PLC	505,225	10,389
Experian Group Ltd.	1,543,300	16,986
GlaxoSmithKline PLC	249,400	6,640
GlaxoSmithKline PLC sponsored ADR	1,137,700	60,583
HSBC Holdings PLC:
(Hong Kong) (Reg.)	3,810,944	72,766
(United Kingdom) (Reg.)	700,000	13,366
Imperial Energy PLC (a)	372,200	4,807
Imperial Tobacco Group PLC	76,000	2,692
Imperial Tobacco Group PLC sponsored ADR	175,100	12,492
Informa PLC	1,379,400	14,366
International Power PLC	5,092,700	32,519
Man Group PLC	1,642,200	15,287
Marks & Spencer Group PLC	4,489,000	56,215
National Grid PLC	1,576,500	20,148
NDS Group PLC sponsored ADR (a)	112,400	5,377
Pearson PLC	2,075,500	30,623
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Prudential PLC	1,178,448	$ 14,443
Reckitt Benckiser PLC	1,303,300	56,707
Reed Elsevier PLC	2,071,800	23,593
Renovo Group PLC	4,990,300	14,540
Reuters Group PLC sponsored ADR	481,050	24,673
Rio Tinto PLC sponsored ADR	137,100	30,353
Rolls-Royce Group PLC	3,776,051	33,835
Royal Bank of Scotland Group PLC	759,471	27,062
Royal Dutch Shell PLC Class B	1,999,459	71,981
Scottish & Southern Energy PLC	1,387,700	34,782
Shire PLC	1,567,000	28,590
SIG PLC	536,100	10,206
Smiths Group PLC	913,000	16,475
Tesco PLC	9,498,512	71,296
Unilever PLC	1,075,400	26,111
Vodafone Group PLC	11,282,735	29,166
VT Group PLC	1,218,600	11,181
Whatman PLC	735,900	4,071
William Hill PLC	1,250,500	15,528
TOTAL UNITED KINGDOM		1,361,336
United States of America - 0.4%
Macquarie Infrastructure Co. Trust	131,000	3,908
NTL, Inc.	943,200	25,495
TOTAL UNITED STATES OF AMERICA		29,403
TOTAL COMMON STOCKS (Cost $6,291,807)		7,790,994
Nonconvertible Preferred Stocks - 1.2%

Germany - 0.7%
Fresenius AG (non-vtg.)	94,600	17,750
Hugo Boss AG (non-vtg.)	332,800	15,483
Porsche AG (non-vtg.)	21,395	24,946
TOTAL GERMANY		58,179
Italy - 0.5%
Banca Intesa Spa (Risp)	5,848,702	38,775
Nonconvertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - 0.0%
Rolls-Royce Group PLC Series B	138,581,071	$ 271
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $60,462)		97,225
Government Obligations - 0.1%
Principal Amount (000s)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 4.78% to 5.01% 12/7/06 to 1/11/07 (f) (Cost $5,510)	$ 5,550	5,511
Money Market Funds - 5.5%
	Shares
Fidelity Cash Central Fund, 5.34% (b)	334,895,573	334,896
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	123,395,664	123,396
TOTAL MONEY MARKET FUNDS (Cost $458,292)	458,292
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $6,816,071)	8,352,022
NET OTHER ASSETS - (1.3)%	(109,919)
NET ASSETS - 100%	$ 8,242,103
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
1,382 Nikkei 225 Index Contracts (Japan)	Dec. 2006	$ 113,082	$ 1,285

The face value of futures purchased as a percentage of net assets - 1.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,639,000 or 0.1% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $5,511,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 11,118
Fidelity Securities Lending Cash Central Fund	5,746
Total	$ 16,864

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $117,944) - See accompanying schedule: Unaffiliated issuers (cost $6,357,779)	$ 7,893,730
Fidelity Central Funds (cost $458,292)	458,292
Total Investments (cost $6,816,071)		$ 8,352,022
Foreign currency held at value (cost $1,001)		1,060
Receivable for investments sold		36,415
Receivable for fund shares sold		15,792
Dividends receivable		7,417
Interest receivable		1,414
Other receivables		796
Total assets		8,414,916

Liabilities
Payable for investments purchased	$ 33,989
Payable for fund shares redeemed	5,884
Accrued management fee	5,123
Distribution fees payable	39
Payable for daily variation on futures contracts	518
Other affiliated payables	1,549
Other payables and accrued expenses	2,315
Collateral on securities loaned, at value	123,396
Total liabilities		172,813

Net Assets		$ 8,242,103
Net Assets consist of:
Paid in capital		$ 6,402,118
Undistributed net investment income		83,948
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		220,510
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,535,527
Net Assets		$ 8,242,103

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($139,827 ÷ 3,835 shares)	$ 36.47

Maximum offering price per share (100/94.25 of $36.47)	$ 38.69
Class T: Net Asset Value and redemption price per share ($10,065 ÷ 277.24 shares)	$ 36.30

Maximum offering price per share (100/96.50 of $36.30)	$ 37.62
Class B: Net Asset Value and offering price per share ($4,477 ÷ 123.96 shares)A	$ 36.12

Class C: Net Asset Value and offering price per share ($5,846 ÷ 161.5 shares)A	$ 36.19

International Discovery: Net Asset Value, offering price and redemption price per share ($8,053,564 ÷ 219,645 shares)	$ 36.67

Institutional Class: Net Asset Value, offering price and redemption price per share ($28,324 ÷ 771.5 shares)	$ 36.71

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousand		Year ended October 31, 2006

Investment Income
Dividends		$ 149,831
Interest		315
Income from Fidelity Central Funds		16,864
		167,010
Less foreign taxes withheld		(12,732)
Total income		154,278

Expenses
Management fee Basic fee	$ 45,254
Performance adjustment	4,736
Transfer agent fees	14,071
Distribution fees	263
Accounting and security lending fees	1,726
Custodian fees and expenses	2,003
Independent trustees' compensation	23
Registration fees	661
Audit	114
Legal	94
Interest	2
Miscellaneous	46
Total expenses before reductions	68,993
Expense reductions	(3,737)	65,256
Net investment income (loss)		89,022
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $780)	231,379
Foreign currency transactions	(2,357)
Futures contracts	9,977
Total net realized gain (loss)		238,999
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $1,455)	942,135
Assets and liabilities in foreign currencies	247
Futures contracts	(2,186)
Total change in net unrealized appreciation (depreciation)		940,196
Net gain (loss)		1,179,195
Net increase (decrease) in net assets resulting from operations		$ 1,268,217

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 89,022	$ 41,777
Net realized gain (loss)	238,999	194,174
Change in net unrealized appreciation (depreciation)	940,196	324,844
Net increase (decrease) in net assets resulting from operations	1,268,217	560,795
Distributions to shareholders from net investment income	(41,324)	(12,813)
Distributions to shareholders from net realized gain	(189,744)	(10,250)
Total distributions	(231,068)	(23,063)
Share transactions - net increase (decrease)	3,239,823	1,234,164
Redemption fees	380	193
Total increase (decrease) in net assets	4,277,352	1,772,089

Net Assets
Beginning of period	3,964,751	2,192,662
End of period (including undistributed net investment income of $83,948 and undistributed net investment income of $40,185, respectively)	$ 8,242,103	$ 3,964,751

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.57	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.42	.28
Net realized and unrealized gain (loss)	7.19	2.88
Total from investment operations	7.61	3.16
Distributions from net investment income	(.31)	-
Distributions from net realized gain	(1.40)	-
Total distributions	(1.71)	-
Redemption fees added to paid in capital E	- J	- J
Net asset value, end of period	$ 36.47	$ 30.57
Total Return B,C,D	26.01%	11.53%
Ratios to Average Net Assets F,I
Expenses before reductions	1.27%	1.42% A
Expenses net of fee waivers, if any	1.27%	1.42% A
Expenses net of all reductions	1.21%	1.36% A
Net investment income (loss)	1.22%	1.15% A
Supplemental Data
Net assets, end of period (in millions)	$ 140	$ 2
Portfolio turnover rate G	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.49	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.27	.20
Net realized and unrealized gain (loss)	7.18	2.88
Total from investment operations	7.45	3.08
Distributions from net investment income	(.24)	-
Distributions from net realized gain	(1.40)	-
Total distributions	(1.64)	-
Redemption fees added to paid in capital E	- J	- J
Net asset value, end of period	$ 36.30	$ 30.49
Total Return B,C,D	25.49%	11.24%
Ratios to Average Net Assets F,I
Expenses before reductions	1.71%	1.75% A
Expenses net of fee waivers, if any	1.71%	1.75% A
Expenses net of all reductions	1.65%	1.69% A
Net investment income (loss)	.78%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 10	$ 2
Portfolio turnover rate G	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.36	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.08	.08
Net realized and unrealized gain (loss)	7.19	2.87
Total from investment operations	7.27	2.95
Distributions from net investment income	(.11)	-
Distributions from net realized gain	(1.40)	-
Total distributions	(1.51)	-
Redemption fees added to paid in capital E	- J	- J
Net asset value, end of period	$ 36.12	$ 30.36
Total Return B,C,D	24.91%	10.76%
Ratios to Average Net Assets F,I
Expenses before reductions	2.27%	2.24% A
Expenses net of fee waivers, if any	2.25%	2.24% A
Expenses net of all reductions	2.19%	2.18% A
Net investment income (loss)	.24%	.33% A
Supplemental Data
Net assets, end of period (in millions)	$ 4	$ 1
Portfolio turnover rate G	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 30.41	$ 27.41
Income from Investment Operations
Net investment income (loss) E	.11	.13
Net realized and unrealized gain (loss)	7.19	2.87
Total from investment operations	7.30	3.00
Distributions from net investment income	(.12)	-
Distributions from net realized gain	(1.40)	-
Total distributions	(1.52)	-
Redemption fees added to paid in capital E	- J	- J
Net asset value, end of period	$ 36.19	$ 30.41
Total Return B,C,D	24.97%	10.94%
Ratios to Average Net Assets F,I
Expenses before reductions	2.16%	2.04% A
Expenses net of fee waivers, if any	2.16%	2.04% A
Expenses net of all reductions	2.11%	1.98% A
Net investment income (loss)	.33%	.53% A
Supplemental Data
Net assets, end of period (in millions)	$ 6	$ 2
Portfolio turnover rate G	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - International Discovery

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 30.65	$ 25.31	$ 21.87	$ 16.66	$ 17.61
Income from Investment Operations
Net investment income (loss) B	.48	.37	.22	.19	.11
Net realized and unrealized gain (loss)	7.25	5.24	3.40	5.11	(1.06)
Total from investment operations	7.73	5.61	3.62	5.30	(.95)
Distributions from net investment income	(.31)	(.15)	(.18)	(.09)	-
Distributions from net realized gain	(1.40)	(.12)	-	-	-
Total distributions	(1.71)	(.27)	(.18)	(.09)	-
Redemption fees added to paid in capital B	- F	- F	- F	- F	- F
Net asset value, end of period	$ 36.67	$ 30.65	$ 25.31	$ 21.87	$ 16.66
Total Return A	26.34%	22.29%	16.65%	31.97%	(5.39)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.09%	1.08%	1.10%	1.14%	1.14%
Expenses net of fee waivers, if any	1.08%	1.07%	1.10%	1.14%	1.14%
Expenses net of all reductions	1.03%	1.01%	1.06%	1.11%	1.12%
Net investment income (loss)	1.41%	1.35%	.92%	1.08%	.59%
Supplemental Data
Net assets, end of period (in millions)	$ 8,054	$ 3,949	$ 2,193	$ 1,243	$ 890
Portfolio turnover rate D	56%	75%	87%	81%	63%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005 G
Selected Per-Share Data
Net asset value, beginning of period	$ 30.68	$ 27.41
Income from Investment Operations
Net investment income (loss) D	.51	.38
Net realized and unrealized gain (loss)	7.25	2.89
Total from investment operations	7.76	3.27
Distributions from net investment income	(.33)	-
Distributions from net realized gain	(1.40)	-
Total distributions	(1.73)	-
Redemption fees added to paid in capital D	- I	- I
Net asset value, end of period	$ 36.71	$ 30.68
Total Return B,C	26.45%	11.93%
Ratios to Average Net Assets E,H
Expenses before reductions	1.00%	.97% A
Expenses net of fee waivers, if any	1.00%	.97% A
Expenses net of all reductions	.95%	.90% A
Net investment income (loss)	1.49%	1.60% A
Supplemental Data
Net assets, end of period (in millions)	$ 28	$ 10
Portfolio turnover rate F	56%	75%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period January 6, 2005 (commencement of sale of shares) to October 31, 2005.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Discovery and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,585,398
Unrealized depreciation	(82,869)
Net unrealized appreciation (depreciation)	1,502,529
Undistributed ordinary income	132,824
Undistributed long-term capital gain	165,476

Cost for federal income tax purposes	$ 6,849,493

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 106,379	$ 12,813
Long-term Capital Gains	124,689	10,250

Total	$ 231,068	$ 23,063

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or

Annual Report

2. Operating Policies - continued

Futures Contracts - continued

received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,247,376 and $3,418,782, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR.

The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Discovery, as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in September 2005. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .79% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 183	$ -
Class T	.25%	.25%	26	2
Class B	.75%	.25%	21	16
Class C	.75%	.25%	33	19
			$ 263	$ 37

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 36
Class T	7
Class B*	3
Class C*	1
$ 47

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for International Discovery. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Discovery shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 115.16
Class T	18.35
Class B	9.41
Class C	10.31
International Discovery	13,891.22
Institutional Class	28.14
	$ 14,071

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $16 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $5,746.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,674. The weighted average interest rate was 4.79%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Fidelity International Discovery's operating expenses. During the period, this reimbursement reduced the class expenses by $38.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	2.25%	$ 1

Annual Report

8. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,493 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Discovery	$ 205

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Other - continued

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 38	$ -
Class T	18	-
Class B	3	-
Class C	8	-
International Discovery	41,152	12,813
Institutional Class	105	-
Total	$ 41,324	$ 12,813
From net realized gain
Class A	$ 173	$ -
Class T	102	-
Class B	40	-
Class C	94	-
International Discovery	188,890	10,250
Institutional Class	445	-
Total	$ 189,744	$ 10,250

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2006	2005 A	2006	2005 A
Class A
Shares sold	3,952	62	$ 133,777	$ 1,786
Reinvestment of distributions	5	-	160	-
Shares redeemed	(183)	(1)	(6,217)	(30)
Net increase (decrease)	3,774	61	$ 127,720	$ 1,756
Class T
Shares sold	248	63	$ 8,469	$ 1,829
Reinvestment of distributions	4	-	112	-
Shares redeemed	(36)	(2)	(1,223)	(58)
Net increase (decrease)	216	61	$ 7,358	$ 1,771
Class B
Shares sold	112	27	$ 3,875	$ 759
Reinvestment of distributions	1	-	37	-
Shares redeemed	(14)	(2)	(489)	(53)
Net increase (decrease)	99	25	$ 3,423	$ 706
Class C
Shares sold	130	63	$ 4,409	$ 1,805
Reinvestment of distributions	1	-	41	-
Shares redeemed	(32)	-	(1,088)	(1)
Net increase (decrease)	99	63	$ 3,362	$ 1,804
International Discovery
Shares sold	123,095	73,475	$ 4,201,412	$ 2,106,762
Reinvestment of distributions	7,089	781	215,944	21,434
Shares redeemed	(39,365)	(32,072)	(1,334,783)	(909,132)
Net increase (decrease)	90,819	42,184	$ 3,082,573	$ 1,219,064
Institutional Class
Shares sold	512	365	$ 17,352	$ 10,479
Reinvestment of distributions	4	-	121	-
Shares redeemed	(61)	(48)	(2,086)	(1,416)
Net increase (decrease)	455	317	$ 15,387	$ 9,063

A Share transactions for Class A, T, B, C and Institutional Class are for the period January 6, 2005 (commencement of sale of shares) to
October 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003- present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001- 2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

William Kennedy (38)

Year of Election or Appointment: 2004

Vice President of the fund. Mr. Kennedy also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Kennedy worked as a research analyst and a portfolio manager. Mr. Kennedy also serves as a Vice President of FMR (2000) and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of the fund. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 1986 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor International Discovery voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/04/06	12/01/06	$0.401	$0.98

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $165,476,023, or, if subsequently determined to be different, the net capital gain of such year.

Class Institutional designates 43% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/05/2005	$.337	$.03

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for Fidelity International Discovery (retail class), as well as the fund's relative investment performance for Fidelity International Discovery (retail class) measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Fidelity International Discovery (retail class), the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (The Advisor classes of the fund had less than one year of performance as of December 31, 2005.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of Fidelity International Discovery (retail class).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Fidelity International Discovery (retail class) was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Fidelity International Discovery (retail class) compared favorably to its benchmark for all the periods shown. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2005 represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, Institutional Class and Fidelity International Discovery (retail class) ranked below its competitive median for 2005, and the total expenses of Class T ranked above its competitive median for 2005. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AIDI-UANN-1206
1.806657.101

Fidelity®

International Value

Fund

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Shareholder Expense Example	5	An example of shareholder expenses.
Investment Summary	7	A summary of major shifts in the fund's investments over the past six months.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	15	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	34
Trustees and Officers	35
Distributions	46
Board Approval of Investment Advisory Contracts and Management Fees	47

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 18, 2006 to October 31, 2006). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 1,060.00	$ 7.07 B
HypotheticalA	$ 1,000.00	$ 1,017.64	$ 7.63 C
Class T
Actual	$ 1,000.00	$ 1,059.00	$ 8.24 B
HypotheticalA	$ 1,000.00	$ 1,016.38	$ 8.89 C
Class B
Actual	$ 1,000.00	$ 1,056.00	$ 10.58 B
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42 C
Class C
Actual	$ 1,000.00	$ 1,056.00	$ 10.58 B
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42 C
International Value
Actual	$ 1,000.00	$ 1,061.00	$ 5.89 B
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.36 C
Institutional Class
Actual	$ 1,000.00	$ 1,061.00	$ 5.89 B
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.36 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 167/365 (to reflect the period May 18, 2006 to October 31, 2006).

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
International Value	1.25%
Institutional Class	1.25%

Annual Report

Investment Summary

Geographic Diversification (% of fund's net assets)
As of October 31, 2006
Japan 19.9%
United Kingdom 17.8%
Germany 10.2%
Switzerland 9.4%
France 8.6%
Italy 4.6%
Netherlands 3.3%
Canada 3.3%
Norway 2.9%
Other 20.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
% of fund's net assets
Stocks	98.0
Short-Term Investments and Net Other Assets	2.0
Top Ten Stocks as of October 31, 2006
% of fund's net assets
Royal Bank of Scotland Group PLC (United Kingdom, Commercial Banks)	4.0
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	2.8
ENI Spa sponsored ADR (Italy, Oil, Gas & Consumable Fuels)	2.6
Barclays PLC (United Kingdom, Commercial Banks)	2.5
ING Groep NV sponsored ADR (Netherlands, Diversified Financial Services)	2.4
UBS AG (NY Shares) (Switzerland, Capital Markets)	2.3
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	2.2
Allianz AG sponsored ADR (Germany, Insurance)	2.2
GlobalSantaFe Corp. (Cayman Islands, Energy Equipment & Services)	2.1
Toyota Motor Corp. (Japan, Automobiles)	2.0
25.1
Market Sectors as of October 31, 2006
% of fund's net assets
Financials	40.3
Energy	11.3
Industrials	8.9
Consumer Discretionary	7.5
Information Technology	7.4
Utilities	5.7
Consumer Staples	5.8
Materials	5.5
Health Care	3.1
Telecommunication Services	2.5

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1)
Australia - 2.0%
Australia & New Zealand Banking Group Ltd.	35,900	$ 807,079
Macquarie Airports unit	326,000	810,117
National Australia Bank Ltd.	82,300	2,422,912
Zinifex Ltd.	54,000	634,168
TOTAL AUSTRALIA		4,674,276
Austria - 1.1%
OMV AG	46,400	2,522,391
Brazil - 1.0%
Companhia Vale do Rio Doce sponsored ADR	50,000	1,272,000
Uniao de Bancos Brasileiros SA (Unibanco) GDR	13,300	1,047,375
TOTAL BRAZIL		2,319,375
Canada - 3.3%
Canadian Natural Resources Ltd.	47,900	2,493,881
Cognos, Inc. (a)	52,700	1,922,496
Finning International, Inc.	25,500	902,886
Power Corp. of Canada (sub. vtg.)	36,000	1,090,598
RONA, Inc. (a)	56,500	1,147,464
TOTAL CANADA		7,557,325
Cayman Islands - 2.1%
GlobalSantaFe Corp.	95,400	4,951,260
China - 0.3%
Dongfeng Motor Group Co. Ltd. (H Shares)	1,748,000	782,163
Czech Republic - 0.4%
Ceske Energeticke Zavody AS	23,600	933,264
Finland - 0.5%
Nokia Corp. sponsored ADR	58,000	1,153,040
France - 8.6%
Accor SA	21,300	1,478,990
AXA SA sponsored ADR	73,400	2,798,008
BNP Paribas SA	13,400	1,473,489
Carrefour SA	28,200	1,718,376
Compagnie de St. Gobain	48,200	3,552,923
Pernod Ricard SA	11,700	2,343,126
Peugeot Citroen SA	14,500	833,036
Societe Generale Series A	16,335	2,714,669
Suez SA (France)	20,800	930,812
Total SA sponsored ADR	29,700	2,023,758
TOTAL FRANCE		19,867,187
Common Stocks - continued
	Shares	Value (Note 1)
Germany - 10.2%
Allianz AG sponsored ADR	267,600	$ 4,974,684
BASF AG sponsored ADR	49,300	4,337,414
DaimlerChrysler AG	31,600	1,798,988
E.ON AG	38,900	4,683,171
Heidelberger Druckmaschinen AG	24,700	1,124,256
KarstadtQuelle AG (a)(d)	70,000	1,644,003
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	27,100	4,399,212
RWE AG	5,600	553,457
TOTAL GERMANY		23,515,185
Greece - 0.4%
Greek Organization of Football Prognostics SA	24,800	885,699
Hong Kong - 2.1%
Swire Pacific Ltd. (A Shares)	415,300	4,386,784
Yue Yuen Industrial Holdings Ltd.	158,000	478,437
TOTAL HONG KONG		4,865,221
India - 0.5%
Satyam Computer Services Ltd.	22,028	215,670
Satyam Computer Services Ltd. sponsored ADR	41,400	915,354
TOTAL INDIA		1,131,024
Ireland - 0.6%
Bank of Ireland	45,900	922,590
Kerry Group PLC Class A	19,200	463,915
TOTAL IRELAND		1,386,505
Israel - 0.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	12,400	408,828
Italy - 4.6%
Banca Intesa Spa	104,000	710,985
ENI Spa sponsored ADR (d)	100,800	6,119,568
Mediaset Spa	79,300	889,711
San Paolo IMI Spa	49,400	1,053,949
Unicredito Italiano Spa	229,000	1,898,752
TOTAL ITALY		10,672,965
Japan - 19.9%
Aeon Credit Service Co. Ltd.	31,000	693,100
Asahi Breweries Ltd.	46,900	668,453
Astellas Pharma, Inc.	13,600	612,791
Canon, Inc.	86,850	4,636,922
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Daiwa Securities Group, Inc.	140,000	$ 1,588,406
East Japan Railway Co.	530	3,706,738
Fujitsu Ltd.	85,000	693,314
Japan Tobacco, Inc.	200	872,093
Konica Minolta Holdings, Inc.	66,500	885,833
Mitsui & Co. Ltd.	373,000	5,093,032
Mizuho Financial Group, Inc.	598	4,657,815
Nippon Oil Corp.	448,000	3,332,421
Nippon Steel Corp.	124,000	504,651
Nippon Yusen KK	107,000	694,366
ORIX Corp.	12,430	3,501,783
Ricoh Co. Ltd.	64,000	1,264,022
Shin-Etsu Chemical Co. Ltd.	8,700	570,528
Sumitomo Mitsui Financial Group, Inc.	109	1,192,887
Sumitomo Trust & Banking Co. Ltd.	91,000	978,779
Takeda Pharamaceutical Co. Ltd.	16,700	1,072,307
Tokyo Gas Co. Ltd. (d)	784,000	4,001,779
Toyota Motor Corp.	79,400	4,684,600
TOTAL JAPAN		45,906,620
Korea (South) - 1.6%
Kookmin Bank sponsored ADR	14,300	1,134,848
Samsung Electronics Co. Ltd. GDR	8,171	2,649,447
TOTAL KOREA (SOUTH)		3,784,295
Netherlands - 3.3%
ING Groep NV sponsored ADR	124,900	5,536,817
Royal DSM NV	18,300	834,118
TomTom Group BV (a)	28,800	1,216,767
TOTAL NETHERLANDS		7,587,702
Norway - 2.9%
DnB Nor ASA	212,600	2,784,102
Fred Olsen Energy ASA (a)(d)	47,500	2,049,231
Petroleum Geo-Services ASA (a)	18,500	1,076,898
Statoil ASA	31,300	791,287
TOTAL NORWAY		6,701,518
Philippines - 0.3%
Philippine Long Distance Telephone Co. sponsored ADR (d)	13,600	647,496
Common Stocks - continued
	Shares	Value (Note 1)
Russia - 0.4%
OAO Gazprom sponsored ADR	20,500	$ 873,300
OAO TMK unit	4,700	118,675
TOTAL RUSSIA		991,975
Singapore - 0.5%
DBS Group Holdings Ltd.	89,000	1,165,789
South Africa - 0.2%
FirstRand Ltd.	181,300	474,275
Spain - 2.0%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	104,400	2,526,480
Gestevision Telecinco SA	18,900	496,712
Telefonica SA sponsored ADR	27,600	1,592,520
TOTAL SPAIN		4,615,712
Sweden - 0.5%
Atlas Copco AB (A Shares)	35,800	1,045,885
Switzerland - 9.4%
Adecco SA (Reg.)	19,534	1,206,597
Credit Suisse Group sponsored ADR	71,500	4,324,320
Nestle SA (Reg.)	10,517	3,592,593
Novartis AG sponsored ADR	52,100	3,164,033
Roche Holding AG (participation certificate)	9,058	1,584,959
Swiss Reinsurance Co. (Reg.)	15,857	1,300,015
UBS AG (NY Shares)	90,700	5,427,488
Zurich Financial Services AG (Reg.)	4,906	1,212,551
TOTAL SWITZERLAND		21,812,556
Taiwan - 0.7%
AU Optronics Corp.	663,000	895,325
Hon Hai Precision Industry Co. Ltd. (Foxconn)	117,200	761,314
TOTAL TAIWAN		1,656,639
Turkey - 0.3%
Turkiye Garanti Bankasi AS	157,000	576,394
United Kingdom - 17.8%
BAE Systems PLC	125,100	1,001,045
Barclays PLC	422,200	5,732,421
BHP Billiton PLC	180,900	3,488,625
British American Tobacco PLC	90,900	2,499,750
HSBC Holdings PLC (United Kingdom) (Reg.)	337,400	6,442,316
National Grid PLC	173,100	2,212,261
Prudential PLC	150,028	1,838,696
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Royal Bank of Scotland Group PLC	261,500	$ 9,317,797
SABMiller PLC	24,900	481,617
Smiths Group PLC	78,500	1,416,528
Taylor Woodrow PLC	74,600	517,614
Tesco PLC	78,700	590,723
Vedanta Resources PLC	29,400	819,897
Vodafone Group PLC sponsored ADR	133,712	3,456,455
Yell Group PLC	104,400	1,240,661
TOTAL UNITED KINGDOM		41,056,406
United States of America - 0.3%
NTL, Inc.	27,900	754,137
TOTAL COMMON STOCKS (Cost $214,334,562)		226,403,107
Money Market Funds - 6.6%

Fidelity Cash Central Fund, 5.34% (b)	5,932,157	5,932,157
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	9,393,970	9,393,970
TOTAL MONEY MARKET FUNDS (Cost $15,326,127)		15,326,127
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $229,660,689)		241,729,234
NET OTHER ASSETS - (4.6)%		(10,722,305)
NET ASSETS - 100%		$ 231,006,929
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 100,857
Fidelity Securities Lending Cash Central Fund	9,903
Total	$ 110,760

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $9,036,737) - See accompanying schedule: Unaffiliated issuers (cost $214,334,562)	$ 226,403,107
Fidelity Central Funds (cost $15,326,127)	15,326,127
Total Investments (cost $229,660,689)		$ 241,729,234
Foreign currency held at value (cost $248,717)		248,942
Receivable for fund shares sold		1,750,129
Dividends receivable		323,734
Interest receivable		32,830
Prepaid expenses		43,035
Receivable from investment adviser for expense reductions		70,766
Other receivables		18,406
Total assets		244,217,076

Liabilities
Payable to custodian bank	$ 1,035
Payable for investments purchased	3,232,815
Payable for fund shares redeemed	284,256
Accrued management fee	162,096
Distribution fees payable	3,724
Other affiliated payables	36,110
Other payables and accrued expenses	96,141
Collateral on securities loaned, at value	9,393,970
Total liabilities		13,210,147

Net Assets		$ 231,006,929
Net Assets consist of:
Paid in capital		$ 218,143,761
Undistributed net investment income		808,421
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,746)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,061,493
Net Assets		$ 231,006,929

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,537,484 ÷ 145,057 shares)	$ 10.60

Maximum offering price per share (100/94.25 of $10.60)	$ 11.25
Class T: Net Asset Value and redemption price per share ($1,788,679 ÷ 168,964 shares)	$ 10.59

Maximum offering price per share (100/96.50 of $10.59)	$ 10.97
Class B: Net Asset Value and offering price per share ($1,303,770 ÷ 123,443 shares)A	$ 10.56

Class C: Net Asset Value and offering price per share ($2,183,270 ÷ 206,711 shares)A	$ 10.56

International Value: Net Asset Value, offering price and redemption price per share ($221,129,843 ÷ 20,842,605 shares)	$ 10.61

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,063,883 ÷ 288,807 shares)	$ 10.61

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

For the period May 18, 2006 (commencement of operations) to October 31, 2006

Investment Income
Dividends		$ 1,091,719
Special dividends		353,113
Interest		7,169
Income from Fidelity Central Funds		110,760
		1,562,761
Less foreign taxes withheld		(90,621)
Total income		1,472,140

Expenses
Management fee	$ 380,865
Transfer agent fees	125,699
Distribution fees	15,801
Accounting and security lending fees	29,229
Custodian fees and expenses	132,076
Independent trustees' compensation	137
Registration fees	81,756
Audit	48,886
Legal	275
Total expenses before reductions	814,724
Expense reductions	(151,005)	663,719
Net investment income (loss)		808,421
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,399
Foreign currency transactions	(11,145)
Total net realized gain (loss)		(6,746)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $7,086)	12,061,459
Assets and liabilities in foreign currencies	34
Total change in net unrealized appreciation (depreciation)		12,061,493
Net gain (loss)		12,054,747
Net increase (decrease) in net assets resulting from operations		$ 12,863,168

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

For the period May 18, 2006 (commencement of operations) to October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 808,421
Net realized gain (loss)	(6,746)
Change in net unrealized appreciation (depreciation)	12,061,493
Net increase (decrease) in net assets resulting from operations	12,863,168
Share transactions - net increase (decrease)	218,123,163
Redemption fees	20,598
Total increase (decrease) in net assets	231,006,929

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $808,421)	$ 231,006,929

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Period ended October 31,	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06 H
Net realized and unrealized gain (loss)	.54
Total from investment operations	.60
Redemption fees added to paid in capital E	- K
Net asset value, end of period	$ 10.60
Total Return B, C, D	6.00%
Ratios to Average Net Assets F, J
Expenses before reductions	1.75% A
Expenses net of fee waivers, if any	1.50%A
Expenses net of all reductions	1.46%A
Net investment income (loss)	1.29%A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,537
Portfolio turnover rate G	29%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .63%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Period ended October 31,	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05 H
Net realized and unrealized gain (loss)	.54
Total from investment operations	.59
Redemption fees added to paid in capital E	- K
Net asset value, end of period	$ 10.59
Total Return B, C, D	5.90%
Ratios to Average Net Assets F, J
Expenses before reductions	2.01% A
Expenses net of fee waivers, if any	1.75%A
Expenses net of all reductions	1.71%A
Net investment income (loss)	1.04%A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,789
Portfolio turnover rate G	29%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Period ended October 31,	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02 H
Net realized and unrealized gain (loss)	.54
Total from investment operations	.56
Redemption fees added to paid in capital E	- K
Net asset value, end of period	$ 10.56
Total Return B, C, D	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.50%A
Expenses net of fee waivers, if any	2.25%A
Expenses net of all reductions	2.21%A
Net investment income (loss)	.54%A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,304
Portfolio turnover rate G	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Period ended October 31,	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02 H
Net realized and unrealized gain (loss)	.54
Total from investment operations	.56
Redemption fees added to paid in capital E	- K
Net asset value, end of period	$ 10.56
Total Return B, C, D	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.47%A
Expenses net of fee waivers, if any	2.25%A
Expenses net of all reductions	2.21%A
Net investment income (loss)	.54%A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,183
Portfolio turnover rate G	29%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - International Value

Period ended October 31,	2006 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07 G
Net realized and unrealized gain (loss)	.54
Total from investment operations	.61
Redemption fees added to paid in capital D	-J
Net asset value, end of period	$ 10.61
Total Return B, C	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.50%A
Expenses net of fee waivers, if any	1.25%A
Expenses net of all reductions	1.21%A
Net investment income (loss)	1.54%A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 221,130
Portfolio turnover rate F	29%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Period ended October 31,	2006 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07 G
Net realized and unrealized gain (loss)	.54
Total from investment operations	.61
Redemption fees added to paid in capital D	- J
Net asset value, end of period	$ 10.61
Total Return B, C	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.38%A
Expenses net of fee waivers, if any	1.25%A
Expenses net of all reductions	1.21%A
Net investment income (loss)	1.54%A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,064
Portfolio turnover rate F	29%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Value Fund and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for

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Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is

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1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

presented in the Financial Highlights. Interest income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 13,449,405
Unrealized depreciation	(1,923,189)
Net unrealized appreciation (depreciation)	11,526,216
Undistributed ordinary income	1,247,939

Cost for federal income tax purposes	$ 230,203,018

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Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares purchased on or after May 18, 2006 and held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $230,223,505 and $15,893,342, respectively.

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4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Value, as compared to an appropriate benchmark index. The Fund's performance adjustment will not take effect until May 1, 2007. Subsequent months will be added until the performance period includes 36 months. For the period, the total annualized management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,322	$ 1,115
Class T	.25%	.25%	2,940	2,223
Class B	.75%	.25%	4,917	4,804
Class C	.75%	.25%	6,622	5,701
			$ 15,801	$ 13,843

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

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Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,104
Class T	494
$ 1,598

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,113	.21*
Class T	1,345	.23*
Class B	965	.20*
Class C	1,379	.21*
International Value	119,359	.24*
Institutional Class	1,538	.15*
	$ 125,699

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds,

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4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $695 for the period.

5. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $9,903.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

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Notes to Financial Statements - continued

6. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 1,306
Class T	1.75%	1,514
Class B	2.25%	1,208
Class C	2.25%	1,432
International Value	1.25%	124,928
Institutional Class	1.25%	1,364
		$ 131,752

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $18,428 for the period. In addition, through arrangements with the Fund's custodian credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $825.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

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8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	Period ended October 31, 2006 A	Period ended October 31, 2006 A
Class A
Shares sold	146,231	$ 1,461,870
Shares redeemed	(1,174)	(12,358)
Net increase (decrease)	145,057	$ 1,449,512
Class T
Shares sold	169,119	$ 1,688,142
Shares redeemed	(155)	(1,528)
Net increase (decrease)	168,964	$ 1,686,614
Class B
Shares sold	123,455	$ 1,231,876
Shares redeemed	(12)	(126)
Net increase (decrease)	123,443	$ 1,231,750
Class C
Shares sold	207,502	$ 2,072,374
Shares redeemed	(791)	(7,647)
Net increase (decrease)	206,711	$ 2,064,727
International Value
Shares sold	22,776,737	$ 228,163,833
Shares redeemed	(1,934,132)	(19,338,324)
Net increase (decrease)	20,842,605	$ 208,825,509
Institutional Class
Shares sold	288,807	$ 2,865,051

A For the period May 18, 2006 (commencement of operations) to October 31, 2006.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments as of October 31, 2006, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period May 18, 2006 (commencement of operations) to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2006, the results of its operations, the changes in its net assets and its financial highlights for the period May 18, 2006 (commencement of operations) to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2006

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Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of International Value (2006-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2006

Vice President of International Value. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of International Value. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

George Stairs (56)

Year of Election or Appointment: 2006

Vice President of International Value. Prior to his current responsibilities, Mr. Stairs worked as a portfolio manager. Prior to joining Fidelity, Mr. Stairs was a senior equity portfolio manager for Putnam. Mr. Stairs also serves as Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (57)

Year of Election or Appointment: 2006

Secretary of International Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2006

Assistant Secretary of International Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2006

President and Treasurer of International Value. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of International Value. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of International Value. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005- present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2006

Chief Compliance Officer of International Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004- present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2006

Deputy Treasurer of International Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2006

Deputy Treasurer of International Value. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2006

Deputy Treasurer of International Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2006

Assistant Treasurer of International Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2006 Assistant Treasurer of International Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2006 Assistant Treasurer of International Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2006 Assistant Treasurer of International Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2006

Assistant Treasurer of International Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2006

Assistant Treasurer of International Value. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of International Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Value Fund	12/11/06	12/08/06	$.041	$.023

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

On April 20, 2006, the Board of Trustees, including the independent Trustees (together, the Board), voted to approve the management contract and subadvisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Advisory Contracts for the fund, the Board was aware that shareholders have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, may choose to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline.

Resources Dedicated to Investment Management and Support Services. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. Fidelity International Value Fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index and (ii) a peer group of mutual funds deemed appropriate by the Board.

The Board considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders. The Board considered that the fund's performance adjustment fee is calculated based on the results of the retail class and does not take into account the performance of the Advisor classes. The Board considered FMR's belief that the retail class is the appropriate class on which to base the performance fee because: (i) the class does not have a 12b-1 fee; and (ii) distribution-related expenses should be excluded from the calculation because they are not related to evaluating an adviser's investment management skills.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's proposed management fee and projected total operating expenses for each class of the fund in reviewing the Advisory Contracts. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics. The Board also considered that the projected total operating expenses are comparable to those of similar classes and funds that Fidelity offers to shareholders.

In its review of total expenses, the Board also noted that at previous meetings during the year it considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the fund's proposed management fee and the projected total expenses for each class of the fund were fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets.

The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board received additional information regarding similar funds offered by other fund companies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment
Advisors

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Northern Trust
Chicago, Illinois

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FIV-UANN-1206
1.827481.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B, and Class C are classes of Fidelity® International Value Fund

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Shareholder Expense Example	5	An example of shareholder expenses.
Investment Summary	7	A summary of major shifts in the fund's investments over the past six months.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	15	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	34
Trustees and Officers	35
Distributions	46
Board Approval of Investment Advisory Contracts and Management Fees	47

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 18, 2006 to October 31, 2006). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 1,060.00	$ 7.07 B
HypotheticalA	$ 1,000.00	$ 1,017.64	$ 7.63 C
Class T
Actual	$ 1,000.00	$ 1,059.00	$ 8.24 B
HypotheticalA	$ 1,000.00	$ 1,016.38	$ 8.89 C
Class B
Actual	$ 1,000.00	$ 1,056.00	$ 10.58 B
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42 C
Class C
Actual	$ 1,000.00	$ 1,056.00	$ 10.58 B
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42 C
International Value
Actual	$ 1,000.00	$ 1,061.00	$ 5.89 B
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.36 C
Institutional Class
Actual	$ 1,000.00	$ 1,061.00	$ 5.89 B
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.36 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 167/365 (to reflect the period May 18, 2006 to October 31, 2006).

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
International Value	1.25%
Institutional Class	1.25%

Annual Report

Investment Summary

Geographic Diversification (% of fund's net assets)
As of October 31, 2006
Japan 19.9%
United Kingdom 17.8%
Germany 10.2%
Switzerland 9.4%
France 8.6%
Italy 4.6%
Netherlands 3.3%
Canada 3.3%
Norway 2.9%
Other 20.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
% of fund's net assets
Stocks	98.0
Short-Term Investments and Net Other Assets	2.0
Top Ten Stocks as of October 31, 2006
% of fund's net assets
Royal Bank of Scotland Group PLC (United Kingdom, Commercial Banks)	4.0
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	2.8
ENI Spa sponsored ADR (Italy, Oil, Gas & Consumable Fuels)	2.6
Barclays PLC (United Kingdom, Commercial Banks)	2.5
ING Groep NV sponsored ADR (Netherlands, Diversified Financial Services)	2.4
UBS AG (NY Shares) (Switzerland, Capital Markets)	2.3
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	2.2
Allianz AG sponsored ADR (Germany, Insurance)	2.2
GlobalSantaFe Corp. (Cayman Islands, Energy Equipment & Services)	2.1
Toyota Motor Corp. (Japan, Automobiles)	2.0
25.1
Market Sectors as of October 31, 2006
% of fund's net assets
Financials	40.3
Energy	11.3
Industrials	8.9
Consumer Discretionary	7.5
Information Technology	7.4
Utilities	5.7
Consumer Staples	5.8
Materials	5.5
Health Care	3.1
Telecommunication Services	2.5

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1)
Australia - 2.0%
Australia & New Zealand Banking Group Ltd.	35,900	$ 807,079
Macquarie Airports unit	326,000	810,117
National Australia Bank Ltd.	82,300	2,422,912
Zinifex Ltd.	54,000	634,168
TOTAL AUSTRALIA		4,674,276
Austria - 1.1%
OMV AG	46,400	2,522,391
Brazil - 1.0%
Companhia Vale do Rio Doce sponsored ADR	50,000	1,272,000
Uniao de Bancos Brasileiros SA (Unibanco) GDR	13,300	1,047,375
TOTAL BRAZIL		2,319,375
Canada - 3.3%
Canadian Natural Resources Ltd.	47,900	2,493,881
Cognos, Inc. (a)	52,700	1,922,496
Finning International, Inc.	25,500	902,886
Power Corp. of Canada (sub. vtg.)	36,000	1,090,598
RONA, Inc. (a)	56,500	1,147,464
TOTAL CANADA		7,557,325
Cayman Islands - 2.1%
GlobalSantaFe Corp.	95,400	4,951,260
China - 0.3%
Dongfeng Motor Group Co. Ltd. (H Shares)	1,748,000	782,163
Czech Republic - 0.4%
Ceske Energeticke Zavody AS	23,600	933,264
Finland - 0.5%
Nokia Corp. sponsored ADR	58,000	1,153,040
France - 8.6%
Accor SA	21,300	1,478,990
AXA SA sponsored ADR	73,400	2,798,008
BNP Paribas SA	13,400	1,473,489
Carrefour SA	28,200	1,718,376
Compagnie de St. Gobain	48,200	3,552,923
Pernod Ricard SA	11,700	2,343,126
Peugeot Citroen SA	14,500	833,036
Societe Generale Series A	16,335	2,714,669
Suez SA (France)	20,800	930,812
Total SA sponsored ADR	29,700	2,023,758
TOTAL FRANCE		19,867,187
Common Stocks - continued
	Shares	Value (Note 1)
Germany - 10.2%
Allianz AG sponsored ADR	267,600	$ 4,974,684
BASF AG sponsored ADR	49,300	4,337,414
DaimlerChrysler AG	31,600	1,798,988
E.ON AG	38,900	4,683,171
Heidelberger Druckmaschinen AG	24,700	1,124,256
KarstadtQuelle AG (a)(d)	70,000	1,644,003
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	27,100	4,399,212
RWE AG	5,600	553,457
TOTAL GERMANY		23,515,185
Greece - 0.4%
Greek Organization of Football Prognostics SA	24,800	885,699
Hong Kong - 2.1%
Swire Pacific Ltd. (A Shares)	415,300	4,386,784
Yue Yuen Industrial Holdings Ltd.	158,000	478,437
TOTAL HONG KONG		4,865,221
India - 0.5%
Satyam Computer Services Ltd.	22,028	215,670
Satyam Computer Services Ltd. sponsored ADR	41,400	915,354
TOTAL INDIA		1,131,024
Ireland - 0.6%
Bank of Ireland	45,900	922,590
Kerry Group PLC Class A	19,200	463,915
TOTAL IRELAND		1,386,505
Israel - 0.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	12,400	408,828
Italy - 4.6%
Banca Intesa Spa	104,000	710,985
ENI Spa sponsored ADR (d)	100,800	6,119,568
Mediaset Spa	79,300	889,711
San Paolo IMI Spa	49,400	1,053,949
Unicredito Italiano Spa	229,000	1,898,752
TOTAL ITALY		10,672,965
Japan - 19.9%
Aeon Credit Service Co. Ltd.	31,000	693,100
Asahi Breweries Ltd.	46,900	668,453
Astellas Pharma, Inc.	13,600	612,791
Canon, Inc.	86,850	4,636,922
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Daiwa Securities Group, Inc.	140,000	$ 1,588,406
East Japan Railway Co.	530	3,706,738
Fujitsu Ltd.	85,000	693,314
Japan Tobacco, Inc.	200	872,093
Konica Minolta Holdings, Inc.	66,500	885,833
Mitsui & Co. Ltd.	373,000	5,093,032
Mizuho Financial Group, Inc.	598	4,657,815
Nippon Oil Corp.	448,000	3,332,421
Nippon Steel Corp.	124,000	504,651
Nippon Yusen KK	107,000	694,366
ORIX Corp.	12,430	3,501,783
Ricoh Co. Ltd.	64,000	1,264,022
Shin-Etsu Chemical Co. Ltd.	8,700	570,528
Sumitomo Mitsui Financial Group, Inc.	109	1,192,887
Sumitomo Trust & Banking Co. Ltd.	91,000	978,779
Takeda Pharamaceutical Co. Ltd.	16,700	1,072,307
Tokyo Gas Co. Ltd. (d)	784,000	4,001,779
Toyota Motor Corp.	79,400	4,684,600
TOTAL JAPAN		45,906,620
Korea (South) - 1.6%
Kookmin Bank sponsored ADR	14,300	1,134,848
Samsung Electronics Co. Ltd. GDR	8,171	2,649,447
TOTAL KOREA (SOUTH)		3,784,295
Netherlands - 3.3%
ING Groep NV sponsored ADR	124,900	5,536,817
Royal DSM NV	18,300	834,118
TomTom Group BV (a)	28,800	1,216,767
TOTAL NETHERLANDS		7,587,702
Norway - 2.9%
DnB Nor ASA	212,600	2,784,102
Fred Olsen Energy ASA (a)(d)	47,500	2,049,231
Petroleum Geo-Services ASA (a)	18,500	1,076,898
Statoil ASA	31,300	791,287
TOTAL NORWAY		6,701,518
Philippines - 0.3%
Philippine Long Distance Telephone Co. sponsored ADR (d)	13,600	647,496
Common Stocks - continued
	Shares	Value (Note 1)
Russia - 0.4%
OAO Gazprom sponsored ADR	20,500	$ 873,300
OAO TMK unit	4,700	118,675
TOTAL RUSSIA		991,975
Singapore - 0.5%
DBS Group Holdings Ltd.	89,000	1,165,789
South Africa - 0.2%
FirstRand Ltd.	181,300	474,275
Spain - 2.0%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	104,400	2,526,480
Gestevision Telecinco SA	18,900	496,712
Telefonica SA sponsored ADR	27,600	1,592,520
TOTAL SPAIN		4,615,712
Sweden - 0.5%
Atlas Copco AB (A Shares)	35,800	1,045,885
Switzerland - 9.4%
Adecco SA (Reg.)	19,534	1,206,597
Credit Suisse Group sponsored ADR	71,500	4,324,320
Nestle SA (Reg.)	10,517	3,592,593
Novartis AG sponsored ADR	52,100	3,164,033
Roche Holding AG (participation certificate)	9,058	1,584,959
Swiss Reinsurance Co. (Reg.)	15,857	1,300,015
UBS AG (NY Shares)	90,700	5,427,488
Zurich Financial Services AG (Reg.)	4,906	1,212,551
TOTAL SWITZERLAND		21,812,556
Taiwan - 0.7%
AU Optronics Corp.	663,000	895,325
Hon Hai Precision Industry Co. Ltd. (Foxconn)	117,200	761,314
TOTAL TAIWAN		1,656,639
Turkey - 0.3%
Turkiye Garanti Bankasi AS	157,000	576,394
United Kingdom - 17.8%
BAE Systems PLC	125,100	1,001,045
Barclays PLC	422,200	5,732,421
BHP Billiton PLC	180,900	3,488,625
British American Tobacco PLC	90,900	2,499,750
HSBC Holdings PLC (United Kingdom) (Reg.)	337,400	6,442,316
National Grid PLC	173,100	2,212,261
Prudential PLC	150,028	1,838,696
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Royal Bank of Scotland Group PLC	261,500	$ 9,317,797
SABMiller PLC	24,900	481,617
Smiths Group PLC	78,500	1,416,528
Taylor Woodrow PLC	74,600	517,614
Tesco PLC	78,700	590,723
Vedanta Resources PLC	29,400	819,897
Vodafone Group PLC sponsored ADR	133,712	3,456,455
Yell Group PLC	104,400	1,240,661
TOTAL UNITED KINGDOM		41,056,406
United States of America - 0.3%
NTL, Inc.	27,900	754,137
TOTAL COMMON STOCKS (Cost $214,334,562)		226,403,107
Money Market Funds - 6.6%

Fidelity Cash Central Fund, 5.34% (b)	5,932,157	5,932,157
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	9,393,970	9,393,970
TOTAL MONEY MARKET FUNDS (Cost $15,326,127)		15,326,127
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $229,660,689)		241,729,234
NET OTHER ASSETS - (4.6)%		(10,722,305)
NET ASSETS - 100%		$ 231,006,929
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 100,857
Fidelity Securities Lending Cash Central Fund	9,903
Total	$ 110,760

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $9,036,737) - See accompanying schedule: Unaffiliated issuers (cost $214,334,562)	$ 226,403,107
Fidelity Central Funds (cost $15,326,127)	15,326,127
Total Investments (cost $229,660,689)		$ 241,729,234
Foreign currency held at value (cost $248,717)		248,942
Receivable for fund shares sold		1,750,129
Dividends receivable		323,734
Interest receivable		32,830
Prepaid expenses		43,035
Receivable from investment adviser for expense reductions		70,766
Other receivables		18,406
Total assets		244,217,076

Liabilities
Payable to custodian bank	$ 1,035
Payable for investments purchased	3,232,815
Payable for fund shares redeemed	284,256
Accrued management fee	162,096
Distribution fees payable	3,724
Other affiliated payables	36,110
Other payables and accrued expenses	96,141
Collateral on securities loaned, at value	9,393,970
Total liabilities		13,210,147

Net Assets		$ 231,006,929
Net Assets consist of:
Paid in capital		$ 218,143,761
Undistributed net investment income		808,421
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,746)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,061,493
Net Assets		$ 231,006,929

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,537,484 ÷ 145,057 shares)	$ 10.60

Maximum offering price per share (100/94.25 of $10.60)	$ 11.25
Class T: Net Asset Value and redemption price per share ($1,788,679 ÷ 168,964 shares)	$ 10.59

Maximum offering price per share (100/96.50 of $10.59)	$ 10.97
Class B: Net Asset Value and offering price per share ($1,303,770 ÷ 123,443 shares)A	$ 10.56

Class C: Net Asset Value and offering price per share ($2,183,270 ÷ 206,711 shares)A	$ 10.56

International Value: Net Asset Value, offering price and redemption price per share ($221,129,843 ÷ 20,842,605 shares)	$ 10.61

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,063,883 ÷ 288,807 shares)	$ 10.61

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

For the period May 18, 2006 (commencement of operations) to October 31, 2006

Investment Income
Dividends		$ 1,091,719
Special dividends		353,113
Interest		7,169
Income from Fidelity Central Funds		110,760
		1,562,761
Less foreign taxes withheld		(90,621)
Total income		1,472,140

Expenses
Management fee	$ 380,865
Transfer agent fees	125,699
Distribution fees	15,801
Accounting and security lending fees	29,229
Custodian fees and expenses	132,076
Independent trustees' compensation	137
Registration fees	81,756
Audit	48,886
Legal	275
Total expenses before reductions	814,724
Expense reductions	(151,005)	663,719
Net investment income (loss)		808,421
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,399
Foreign currency transactions	(11,145)
Total net realized gain (loss)		(6,746)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $7,086)	12,061,459
Assets and liabilities in foreign currencies	34
Total change in net unrealized appreciation (depreciation)		12,061,493
Net gain (loss)		12,054,747
Net increase (decrease) in net assets resulting from operations		$ 12,863,168

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

For the period May 18, 2006 (commencement of operations) to October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 808,421
Net realized gain (loss)	(6,746)
Change in net unrealized appreciation (depreciation)	12,061,493
Net increase (decrease) in net assets resulting from operations	12,863,168
Share transactions - net increase (decrease)	218,123,163
Redemption fees	20,598
Total increase (decrease) in net assets	231,006,929

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $808,421)	$ 231,006,929

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Period ended October 31,	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06 H
Net realized and unrealized gain (loss)	.54
Total from investment operations	.60
Redemption fees added to paid in capital E	- K
Net asset value, end of period	$ 10.60
Total Return B, C, D	6.00%
Ratios to Average Net Assets F, J
Expenses before reductions	1.75% A
Expenses net of fee waivers, if any	1.50%A
Expenses net of all reductions	1.46%A
Net investment income (loss)	1.29%A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,537
Portfolio turnover rate G	29%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .63%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Period ended October 31,	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05 H
Net realized and unrealized gain (loss)	.54
Total from investment operations	.59
Redemption fees added to paid in capital E	- K
Net asset value, end of period	$ 10.59
Total Return B, C, D	5.90%
Ratios to Average Net Assets F, J
Expenses before reductions	2.01% A
Expenses net of fee waivers, if any	1.75%A
Expenses net of all reductions	1.71%A
Net investment income (loss)	1.04%A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,789
Portfolio turnover rate G	29%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Period ended October 31,	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02 H
Net realized and unrealized gain (loss)	.54
Total from investment operations	.56
Redemption fees added to paid in capital E	- K
Net asset value, end of period	$ 10.56
Total Return B, C, D	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.50%A
Expenses net of fee waivers, if any	2.25%A
Expenses net of all reductions	2.21%A
Net investment income (loss)	.54%A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,304
Portfolio turnover rate G	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Period ended October 31,	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02 H
Net realized and unrealized gain (loss)	.54
Total from investment operations	.56
Redemption fees added to paid in capital E	- K
Net asset value, end of period	$ 10.56
Total Return B, C, D	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.47%A
Expenses net of fee waivers, if any	2.25%A
Expenses net of all reductions	2.21%A
Net investment income (loss)	.54%A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,183
Portfolio turnover rate G	29%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - International Value

Period ended October 31,	2006 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07 G
Net realized and unrealized gain (loss)	.54
Total from investment operations	.61
Redemption fees added to paid in capital D	-J
Net asset value, end of period	$ 10.61
Total Return B, C	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.50%A
Expenses net of fee waivers, if any	1.25%A
Expenses net of all reductions	1.21%A
Net investment income (loss)	1.54%A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 221,130
Portfolio turnover rate F	29%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Period ended October 31,	2006 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07 G
Net realized and unrealized gain (loss)	.54
Total from investment operations	.61
Redemption fees added to paid in capital D	- J
Net asset value, end of period	$ 10.61
Total Return B, C	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.38%A
Expenses net of fee waivers, if any	1.25%A
Expenses net of all reductions	1.21%A
Net investment income (loss)	1.54%A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,064
Portfolio turnover rate F	29%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Value Fund and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

presented in the Financial Highlights. Interest income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 13,449,405
Unrealized depreciation	(1,923,189)
Net unrealized appreciation (depreciation)	11,526,216
Undistributed ordinary income	1,247,939

Cost for federal income tax purposes	$ 230,203,018

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares purchased on or after May 18, 2006 and held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $230,223,505 and $15,893,342, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Value, as compared to an appropriate benchmark index. The Fund's performance adjustment will not take effect until May 1, 2007. Subsequent months will be added until the performance period includes 36 months. For the period, the total annualized management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,322	$ 1,115
Class T	.25%	.25%	2,940	2,223
Class B	.75%	.25%	4,917	4,804
Class C	.75%	.25%	6,622	5,701
			$ 15,801	$ 13,843

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,104
Class T	494
$ 1,598

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,113	.21*
Class T	1,345	.23*
Class B	965	.20*
Class C	1,379	.21*
International Value	119,359	.24*
Institutional Class	1,538	.15*
	$ 125,699

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds,

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $695 for the period.

5. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $9,903.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 1,306
Class T	1.75%	1,514
Class B	2.25%	1,208
Class C	2.25%	1,432
International Value	1.25%	124,928
Institutional Class	1.25%	1,364
		$ 131,752

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $18,428 for the period. In addition, through arrangements with the Fund's custodian credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $825.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Annual Report

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	Period ended October 31, 2006 A	Period ended October 31, 2006 A
Class A
Shares sold	146,231	$ 1,461,870
Shares redeemed	(1,174)	(12,358)
Net increase (decrease)	145,057	$ 1,449,512
Class T
Shares sold	169,119	$ 1,688,142
Shares redeemed	(155)	(1,528)
Net increase (decrease)	168,964	$ 1,686,614
Class B
Shares sold	123,455	$ 1,231,876
Shares redeemed	(12)	(126)
Net increase (decrease)	123,443	$ 1,231,750
Class C
Shares sold	207,502	$ 2,072,374
Shares redeemed	(791)	(7,647)
Net increase (decrease)	206,711	$ 2,064,727
International Value
Shares sold	22,776,737	$ 228,163,833
Shares redeemed	(1,934,132)	(19,338,324)
Net increase (decrease)	20,842,605	$ 208,825,509
Institutional Class
Shares sold	288,807	$ 2,865,051

A For the period May 18, 2006 (commencement of operations) to October 31, 2006.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments as of October 31, 2006, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period May 18, 2006 (commencement of operations) to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2006, the results of its operations, the changes in its net assets and its financial highlights for the period May 18, 2006 (commencement of operations) to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2006-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003- present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006- present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

George Stairs (56)

Year of Election or Appointment: 2006

Vice President of the fund. Prior to his current responsibilities, Mr. Stairs worked as a portfolio manager. Prior to joining Fidelity Investments, Mr. Stairs was a senior equity portfolio manager for Putnam. Mr. Stairs also serves as Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (57)

Year of Election or Appointment: 2006

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2006

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2006

President and Treasurer of the fund. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2006

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2006

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2006

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2006

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2006

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2006 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2006 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2006 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2006

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2006

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor International Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/11/06	12/08/06	$ .031	$.022
Class T	12/11/06	12/08/06	$ .02	$.022
Class B	12/11/06	12/08/06	$ 0	$.013
Class C	12/11/06	12/08/06	$ 0	$.019

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

On April 20, 2006, the Board of Trustees, including the independent Trustees (together, the Board), voted to approve the management contract and subadvisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Advisory Contracts for the fund, the Board was aware that shareholders have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, may choose to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline.

Resources Dedicated to Investment Management and Support Services. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. Fidelity International Value Fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index and (ii) a peer group of mutual funds deemed appropriate by the Board.

The Board considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders. The Board considered that the fund's performance adjustment fee is calculated based on the results of the retail class and does not take into account the performance of the Advisor classes. The Board considered FMR's belief that the retail class is the appropriate class on which to base the performance fee because: (i) the class does not have a 12b-1 fee; and (ii) distribution-related expenses should be excluded from the calculation because they are not related to evaluating an adviser's investment management skills.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's proposed management fee and projected total operating expenses for each class of the fund in reviewing the Advisory Contracts. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics. The Board also considered that the projected total operating expenses are comparable to those of similar classes and funds that Fidelity offers to shareholders.

In its review of total expenses, the Board also noted that at previous meetings during the year it considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the fund's proposed management fee and the projected total expenses for each class of the fund were fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets.

The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board received additional information regarding similar funds offered by other fund companies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AFIV-UANN-1206
1.827496.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Value

Fund - Institutional Class

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Institutional Class is
a class of Fidelity®
International Value Fund

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Shareholder Expense Example	5	An example of shareholder expenses.
Investment Summary	7	A summary of major shifts in the fund's investments over the past six months.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	15	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	34
Trustees and Officers	35
Distributions	46
Board Approval of Investment Advisory Contracts and Management Fees	47

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 18, 2006 to October 31, 2006). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Class A
Actual	$ 1,000.00	$ 1,060.00	$ 7.07 B
HypotheticalA	$ 1,000.00	$ 1,017.64	$ 7.63 C
Class T
Actual	$ 1,000.00	$ 1,059.00	$ 8.24 B
HypotheticalA	$ 1,000.00	$ 1,016.38	$ 8.89 C
Class B
Actual	$ 1,000.00	$ 1,056.00	$ 10.58 B
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42 C
Class C
Actual	$ 1,000.00	$ 1,056.00	$ 10.58 B
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42 C
International Value
Actual	$ 1,000.00	$ 1,061.00	$ 5.89 B
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.36 C
Institutional Class
Actual	$ 1,000.00	$ 1,061.00	$ 5.89 B
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.36 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 167/365 (to reflect the period May 18, 2006 to October 31, 2006).

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
International Value	1.25%
Institutional Class	1.25%

Annual Report

Investment Summary

Geographic Diversification (% of fund's net assets)
As of October 31, 2006
Japan 19.9%
United Kingdom 17.8%
Germany 10.2%
Switzerland 9.4%
France 8.6%
Italy 4.6%
Netherlands 3.3%
Canada 3.3%
Norway 2.9%
Other 20.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
% of fund's net assets
Stocks	98.0
Short-Term Investments and Net Other Assets	2.0
Top Ten Stocks as of October 31, 2006
% of fund's net assets
Royal Bank of Scotland Group PLC (United Kingdom, Commercial Banks)	4.0
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	2.8
ENI Spa sponsored ADR (Italy, Oil, Gas & Consumable Fuels)	2.6
Barclays PLC (United Kingdom, Commercial Banks)	2.5
ING Groep NV sponsored ADR (Netherlands, Diversified Financial Services)	2.4
UBS AG (NY Shares) (Switzerland, Capital Markets)	2.3
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	2.2
Allianz AG sponsored ADR (Germany, Insurance)	2.2
GlobalSantaFe Corp. (Cayman Islands, Energy Equipment & Services)	2.1
Toyota Motor Corp. (Japan, Automobiles)	2.0
25.1
Market Sectors as of October 31, 2006
% of fund's net assets
Financials	40.3
Energy	11.3
Industrials	8.9
Consumer Discretionary	7.5
Information Technology	7.4
Utilities	5.7
Consumer Staples	5.8
Materials	5.5
Health Care	3.1
Telecommunication Services	2.5

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1)
Australia - 2.0%
Australia & New Zealand Banking Group Ltd.	35,900	$ 807,079
Macquarie Airports unit	326,000	810,117
National Australia Bank Ltd.	82,300	2,422,912
Zinifex Ltd.	54,000	634,168
TOTAL AUSTRALIA		4,674,276
Austria - 1.1%
OMV AG	46,400	2,522,391
Brazil - 1.0%
Companhia Vale do Rio Doce sponsored ADR	50,000	1,272,000
Uniao de Bancos Brasileiros SA (Unibanco) GDR	13,300	1,047,375
TOTAL BRAZIL		2,319,375
Canada - 3.3%
Canadian Natural Resources Ltd.	47,900	2,493,881
Cognos, Inc. (a)	52,700	1,922,496
Finning International, Inc.	25,500	902,886
Power Corp. of Canada (sub. vtg.)	36,000	1,090,598
RONA, Inc. (a)	56,500	1,147,464
TOTAL CANADA		7,557,325
Cayman Islands - 2.1%
GlobalSantaFe Corp.	95,400	4,951,260
China - 0.3%
Dongfeng Motor Group Co. Ltd. (H Shares)	1,748,000	782,163
Czech Republic - 0.4%
Ceske Energeticke Zavody AS	23,600	933,264
Finland - 0.5%
Nokia Corp. sponsored ADR	58,000	1,153,040
France - 8.6%
Accor SA	21,300	1,478,990
AXA SA sponsored ADR	73,400	2,798,008
BNP Paribas SA	13,400	1,473,489
Carrefour SA	28,200	1,718,376
Compagnie de St. Gobain	48,200	3,552,923
Pernod Ricard SA	11,700	2,343,126
Peugeot Citroen SA	14,500	833,036
Societe Generale Series A	16,335	2,714,669
Suez SA (France)	20,800	930,812
Total SA sponsored ADR	29,700	2,023,758
TOTAL FRANCE		19,867,187
Common Stocks - continued
	Shares	Value (Note 1)
Germany - 10.2%
Allianz AG sponsored ADR	267,600	$ 4,974,684
BASF AG sponsored ADR	49,300	4,337,414
DaimlerChrysler AG	31,600	1,798,988
E.ON AG	38,900	4,683,171
Heidelberger Druckmaschinen AG	24,700	1,124,256
KarstadtQuelle AG (a)(d)	70,000	1,644,003
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	27,100	4,399,212
RWE AG	5,600	553,457
TOTAL GERMANY		23,515,185
Greece - 0.4%
Greek Organization of Football Prognostics SA	24,800	885,699
Hong Kong - 2.1%
Swire Pacific Ltd. (A Shares)	415,300	4,386,784
Yue Yuen Industrial Holdings Ltd.	158,000	478,437
TOTAL HONG KONG		4,865,221
India - 0.5%
Satyam Computer Services Ltd.	22,028	215,670
Satyam Computer Services Ltd. sponsored ADR	41,400	915,354
TOTAL INDIA		1,131,024
Ireland - 0.6%
Bank of Ireland	45,900	922,590
Kerry Group PLC Class A	19,200	463,915
TOTAL IRELAND		1,386,505
Israel - 0.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	12,400	408,828
Italy - 4.6%
Banca Intesa Spa	104,000	710,985
ENI Spa sponsored ADR (d)	100,800	6,119,568
Mediaset Spa	79,300	889,711
San Paolo IMI Spa	49,400	1,053,949
Unicredito Italiano Spa	229,000	1,898,752
TOTAL ITALY		10,672,965
Japan - 19.9%
Aeon Credit Service Co. Ltd.	31,000	693,100
Asahi Breweries Ltd.	46,900	668,453
Astellas Pharma, Inc.	13,600	612,791
Canon, Inc.	86,850	4,636,922
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Daiwa Securities Group, Inc.	140,000	$ 1,588,406
East Japan Railway Co.	530	3,706,738
Fujitsu Ltd.	85,000	693,314
Japan Tobacco, Inc.	200	872,093
Konica Minolta Holdings, Inc.	66,500	885,833
Mitsui & Co. Ltd.	373,000	5,093,032
Mizuho Financial Group, Inc.	598	4,657,815
Nippon Oil Corp.	448,000	3,332,421
Nippon Steel Corp.	124,000	504,651
Nippon Yusen KK	107,000	694,366
ORIX Corp.	12,430	3,501,783
Ricoh Co. Ltd.	64,000	1,264,022
Shin-Etsu Chemical Co. Ltd.	8,700	570,528
Sumitomo Mitsui Financial Group, Inc.	109	1,192,887
Sumitomo Trust & Banking Co. Ltd.	91,000	978,779
Takeda Pharamaceutical Co. Ltd.	16,700	1,072,307
Tokyo Gas Co. Ltd. (d)	784,000	4,001,779
Toyota Motor Corp.	79,400	4,684,600
TOTAL JAPAN		45,906,620
Korea (South) - 1.6%
Kookmin Bank sponsored ADR	14,300	1,134,848
Samsung Electronics Co. Ltd. GDR	8,171	2,649,447
TOTAL KOREA (SOUTH)		3,784,295
Netherlands - 3.3%
ING Groep NV sponsored ADR	124,900	5,536,817
Royal DSM NV	18,300	834,118
TomTom Group BV (a)	28,800	1,216,767
TOTAL NETHERLANDS		7,587,702
Norway - 2.9%
DnB Nor ASA	212,600	2,784,102
Fred Olsen Energy ASA (a)(d)	47,500	2,049,231
Petroleum Geo-Services ASA (a)	18,500	1,076,898
Statoil ASA	31,300	791,287
TOTAL NORWAY		6,701,518
Philippines - 0.3%
Philippine Long Distance Telephone Co. sponsored ADR (d)	13,600	647,496
Common Stocks - continued
	Shares	Value (Note 1)
Russia - 0.4%
OAO Gazprom sponsored ADR	20,500	$ 873,300
OAO TMK unit	4,700	118,675
TOTAL RUSSIA		991,975
Singapore - 0.5%
DBS Group Holdings Ltd.	89,000	1,165,789
South Africa - 0.2%
FirstRand Ltd.	181,300	474,275
Spain - 2.0%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	104,400	2,526,480
Gestevision Telecinco SA	18,900	496,712
Telefonica SA sponsored ADR	27,600	1,592,520
TOTAL SPAIN		4,615,712
Sweden - 0.5%
Atlas Copco AB (A Shares)	35,800	1,045,885
Switzerland - 9.4%
Adecco SA (Reg.)	19,534	1,206,597
Credit Suisse Group sponsored ADR	71,500	4,324,320
Nestle SA (Reg.)	10,517	3,592,593
Novartis AG sponsored ADR	52,100	3,164,033
Roche Holding AG (participation certificate)	9,058	1,584,959
Swiss Reinsurance Co. (Reg.)	15,857	1,300,015
UBS AG (NY Shares)	90,700	5,427,488
Zurich Financial Services AG (Reg.)	4,906	1,212,551
TOTAL SWITZERLAND		21,812,556
Taiwan - 0.7%
AU Optronics Corp.	663,000	895,325
Hon Hai Precision Industry Co. Ltd. (Foxconn)	117,200	761,314
TOTAL TAIWAN		1,656,639
Turkey - 0.3%
Turkiye Garanti Bankasi AS	157,000	576,394
United Kingdom - 17.8%
BAE Systems PLC	125,100	1,001,045
Barclays PLC	422,200	5,732,421
BHP Billiton PLC	180,900	3,488,625
British American Tobacco PLC	90,900	2,499,750
HSBC Holdings PLC (United Kingdom) (Reg.)	337,400	6,442,316
National Grid PLC	173,100	2,212,261
Prudential PLC	150,028	1,838,696
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Royal Bank of Scotland Group PLC	261,500	$ 9,317,797
SABMiller PLC	24,900	481,617
Smiths Group PLC	78,500	1,416,528
Taylor Woodrow PLC	74,600	517,614
Tesco PLC	78,700	590,723
Vedanta Resources PLC	29,400	819,897
Vodafone Group PLC sponsored ADR	133,712	3,456,455
Yell Group PLC	104,400	1,240,661
TOTAL UNITED KINGDOM		41,056,406
United States of America - 0.3%
NTL, Inc.	27,900	754,137
TOTAL COMMON STOCKS (Cost $214,334,562)		226,403,107
Money Market Funds - 6.6%

Fidelity Cash Central Fund, 5.34% (b)	5,932,157	5,932,157
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	9,393,970	9,393,970
TOTAL MONEY MARKET FUNDS (Cost $15,326,127)		15,326,127
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $229,660,689)		241,729,234
NET OTHER ASSETS - (4.6)%		(10,722,305)
NET ASSETS - 100%		$ 231,006,929
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 100,857
Fidelity Securities Lending Cash Central Fund	9,903
Total	$ 110,760

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $9,036,737) - See accompanying schedule: Unaffiliated issuers (cost $214,334,562)	$ 226,403,107
Fidelity Central Funds (cost $15,326,127)	15,326,127
Total Investments (cost $229,660,689)		$ 241,729,234
Foreign currency held at value (cost $248,717)		248,942
Receivable for fund shares sold		1,750,129
Dividends receivable		323,734
Interest receivable		32,830
Prepaid expenses		43,035
Receivable from investment adviser for expense reductions		70,766
Other receivables		18,406
Total assets		244,217,076

Liabilities
Payable to custodian bank	$ 1,035
Payable for investments purchased	3,232,815
Payable for fund shares redeemed	284,256
Accrued management fee	162,096
Distribution fees payable	3,724
Other affiliated payables	36,110
Other payables and accrued expenses	96,141
Collateral on securities loaned, at value	9,393,970
Total liabilities		13,210,147

Net Assets		$ 231,006,929
Net Assets consist of:
Paid in capital		$ 218,143,761
Undistributed net investment income		808,421
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,746)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,061,493
Net Assets		$ 231,006,929

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,537,484 ÷ 145,057 shares)	$ 10.60

Maximum offering price per share (100/94.25 of $10.60)	$ 11.25
Class T: Net Asset Value and redemption price per share ($1,788,679 ÷ 168,964 shares)	$ 10.59

Maximum offering price per share (100/96.50 of $10.59)	$ 10.97
Class B: Net Asset Value and offering price per share ($1,303,770 ÷ 123,443 shares)A	$ 10.56

Class C: Net Asset Value and offering price per share ($2,183,270 ÷ 206,711 shares)A	$ 10.56

International Value: Net Asset Value, offering price and redemption price per share ($221,129,843 ÷ 20,842,605 shares)	$ 10.61

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,063,883 ÷ 288,807 shares)	$ 10.61

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

For the period May 18, 2006 (commencement of operations) to October 31, 2006

Investment Income
Dividends		$ 1,091,719
Special dividends		353,113
Interest		7,169
Income from Fidelity Central Funds		110,760
		1,562,761
Less foreign taxes withheld		(90,621)
Total income		1,472,140

Expenses
Management fee	$ 380,865
Transfer agent fees	125,699
Distribution fees	15,801
Accounting and security lending fees	29,229
Custodian fees and expenses	132,076
Independent trustees' compensation	137
Registration fees	81,756
Audit	48,886
Legal	275
Total expenses before reductions	814,724
Expense reductions	(151,005)	663,719
Net investment income (loss)		808,421
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,399
Foreign currency transactions	(11,145)
Total net realized gain (loss)		(6,746)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $7,086)	12,061,459
Assets and liabilities in foreign currencies	34
Total change in net unrealized appreciation (depreciation)		12,061,493
Net gain (loss)		12,054,747
Net increase (decrease) in net assets resulting from operations		$ 12,863,168

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

For the period May 18, 2006 (commencement of operations) to October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 808,421
Net realized gain (loss)	(6,746)
Change in net unrealized appreciation (depreciation)	12,061,493
Net increase (decrease) in net assets resulting from operations	12,863,168
Share transactions - net increase (decrease)	218,123,163
Redemption fees	20,598
Total increase (decrease) in net assets	231,006,929

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $808,421)	$ 231,006,929

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Period ended October 31,	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06 H
Net realized and unrealized gain (loss)	.54
Total from investment operations	.60
Redemption fees added to paid in capital E	- K
Net asset value, end of period	$ 10.60
Total Return B, C, D	6.00%
Ratios to Average Net Assets F, J
Expenses before reductions	1.75% A
Expenses net of fee waivers, if any	1.50%A
Expenses net of all reductions	1.46%A
Net investment income (loss)	1.29%A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,537
Portfolio turnover rate G	29%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .63%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Period ended October 31,	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05 H
Net realized and unrealized gain (loss)	.54
Total from investment operations	.59
Redemption fees added to paid in capital E	- K
Net asset value, end of period	$ 10.59
Total Return B, C, D	5.90%
Ratios to Average Net Assets F, J
Expenses before reductions	2.01% A
Expenses net of fee waivers, if any	1.75%A
Expenses net of all reductions	1.71%A
Net investment income (loss)	1.04%A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,789
Portfolio turnover rate G	29%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Period ended October 31,	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02 H
Net realized and unrealized gain (loss)	.54
Total from investment operations	.56
Redemption fees added to paid in capital E	- K
Net asset value, end of period	$ 10.56
Total Return B, C, D	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.50%A
Expenses net of fee waivers, if any	2.25%A
Expenses net of all reductions	2.21%A
Net investment income (loss)	.54%A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,304
Portfolio turnover rate G	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Period ended October 31,	2006 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02 H
Net realized and unrealized gain (loss)	.54
Total from investment operations	.56
Redemption fees added to paid in capital E	- K
Net asset value, end of period	$ 10.56
Total Return B, C, D	5.60%
Ratios to Average Net Assets F, J
Expenses before reductions	2.47%A
Expenses net of fee waivers, if any	2.25%A
Expenses net of all reductions	2.21%A
Net investment income (loss)	.54%A, H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,183
Portfolio turnover rate G	29%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.12)%.

I For the period May 18, 2006 (commencement of operations) to October 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - International Value

Period ended October 31,	2006 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07 G
Net realized and unrealized gain (loss)	.54
Total from investment operations	.61
Redemption fees added to paid in capital D	-J
Net asset value, end of period	$ 10.61
Total Return B, C	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.50%A
Expenses net of fee waivers, if any	1.25%A
Expenses net of all reductions	1.21%A
Net investment income (loss)	1.54%A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 221,130
Portfolio turnover rate F	29%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Period ended October 31,	2006 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07 G
Net realized and unrealized gain (loss)	.54
Total from investment operations	.61
Redemption fees added to paid in capital D	- J
Net asset value, end of period	$ 10.61
Total Return B, C	6.10%
Ratios to Average Net Assets E, I
Expenses before reductions	1.38%A
Expenses net of fee waivers, if any	1.25%A
Expenses net of all reductions	1.21%A
Net investment income (loss)	1.54%A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,064
Portfolio turnover rate F	29%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

H For the period May 18, 2006 (commencement of operations) to October 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Value Fund and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

presented in the Financial Highlights. Interest income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 13,449,405
Unrealized depreciation	(1,923,189)
Net unrealized appreciation (depreciation)	11,526,216
Undistributed ordinary income	1,247,939

Cost for federal income tax purposes	$ 230,203,018

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares purchased on or after May 18, 2006 and held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $230,223,505 and $15,893,342, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, International Value, as compared to an appropriate benchmark index. The Fund's performance adjustment will not take effect until May 1, 2007. Subsequent months will be added until the performance period includes 36 months. For the period, the total annualized management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,322	$ 1,115
Class T	.25%	.25%	2,940	2,223
Class B	.75%	.25%	4,917	4,804
Class C	.75%	.25%	6,622	5,701
			$ 15,801	$ 13,843

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,104
Class T	494
$ 1,598

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,113	.21*
Class T	1,345	.23*
Class B	965	.20*
Class C	1,379	.21*
International Value	119,359	.24*
Institutional Class	1,538	.15*
	$ 125,699

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds,

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds - continued

which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $695 for the period.

5. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $9,903.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 1,306
Class T	1.75%	1,514
Class B	2.25%	1,208
Class C	2.25%	1,432
International Value	1.25%	124,928
Institutional Class	1.25%	1,364
		$ 131,752

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $18,428 for the period. In addition, through arrangements with the Fund's custodian credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $825.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Annual Report

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	Period ended October 31, 2006 A	Period ended October 31, 2006 A
Class A
Shares sold	146,231	$ 1,461,870
Shares redeemed	(1,174)	(12,358)
Net increase (decrease)	145,057	$ 1,449,512
Class T
Shares sold	169,119	$ 1,688,142
Shares redeemed	(155)	(1,528)
Net increase (decrease)	168,964	$ 1,686,614
Class B
Shares sold	123,455	$ 1,231,876
Shares redeemed	(12)	(126)
Net increase (decrease)	123,443	$ 1,231,750
Class C
Shares sold	207,502	$ 2,072,374
Shares redeemed	(791)	(7,647)
Net increase (decrease)	206,711	$ 2,064,727
International Value
Shares sold	22,776,737	$ 228,163,833
Shares redeemed	(1,934,132)	(19,338,324)
Net increase (decrease)	20,842,605	$ 208,825,509
Institutional Class
Shares sold	288,807	$ 2,865,051

A For the period May 18, 2006 (commencement of operations) to October 31, 2006.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments as of October 31, 2006, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period May 18, 2006 (commencement of operations) to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2006, the results of its operations, the changes in its net assets and its financial highlights for the period May 18, 2006 (commencement of operations) to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2006-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003- present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006- present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

George Stairs (56)

Year of Election or Appointment: 2006

Vice President of the fund. Prior to his current responsibilities, Mr. Stairs worked as a portfolio manager. Prior to joining Fidelity Investments, Mr. Stairs was a senior equity portfolio manager for Putnam. Mr. Stairs also serves as Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (57)

Year of Election or Appointment: 2006

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2006

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2006

President and Treasurer of the fund. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2006

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2006

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2006

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2006

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2006

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2006 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2006 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2006 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2006

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2006

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor International Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/11/06	12/08/06	$.042	$.022

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

On April 20, 2006, the Board of Trustees, including the independent Trustees (together, the Board), voted to approve the management contract and subadvisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Advisory Contracts for the fund, the Board was aware that shareholders have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, may choose to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline.

Resources Dedicated to Investment Management and Support Services. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. Fidelity International Value Fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index and (ii) a peer group of mutual funds deemed appropriate by the Board.

The Board considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders. The Board considered that the fund's performance adjustment fee is calculated based on the results of the retail class and does not take into account the performance of the Advisor classes. The Board considered FMR's belief that the retail class is the appropriate class on which to base the performance fee because: (i) the class does not have a 12b-1 fee; and (ii) distribution-related expenses should be excluded from the calculation because they are not related to evaluating an adviser's investment management skills.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's proposed management fee and projected total operating expenses for each class of the fund in reviewing the Advisory Contracts. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics. The Board also considered that the projected total operating expenses are comparable to those of similar classes and funds that Fidelity offers to shareholders.

In its review of total expenses, the Board also noted that at previous meetings during the year it considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the fund's proposed management fee and the projected total expenses for each class of the fund were fair and reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets.

The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board received additional information regarding similar funds offered by other fund companies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AFIVI-UANN-1206
1.827488.100

Fidelity®

International Small Cap Opportunities

Fund

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	17	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	37
Trustees and Officers	38
Distributions	49
Board Approval of Investment Advisory Contracts and Management Fees	50

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of International Small Cap Opportunities dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Life of Fund A
Fidelity® International Small Cap Opportunities Fund	36.86%	32.72%

A From August 2, 2005

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in International Small Cap Opportunities Fund on August 2, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Andrew Sassine, Portfolio Manager of Fidelity® International Small Cap Opportunities Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

International Small Cap Opportunities gained 36.86% for the period, easily outpacing the MSCI EAFE Small Cap index, which returned 23.55%. Overweightings and good stock selection in materials, productive selection in the industrials sector, and favorable picks within the fund's large stakes in European and Japanese small-cap stocks were the main drivers of performance relative to the index. Among the fund's top contributors were Titanium Metals, a U.S. producer of this stronger and lighter alternative to steel for the aerospace and automotive industries, and Vallourec, a French specialty steel company that makes seamless pipe for offshore oil drilling. Good stock picking in the information technology sector also helped, with GigaMedia, a multimedia company based in Singapore, making a healthy contribution to performance. Inopportune stock selection in financials - mainly in banks and real estate - coupled with an underweighting in real estate, hurt results. Detractors included Japanese finance company OMC Card, which underperformed due to concerns about a regulatory proposal to cap interest rates on outstanding debt, and Japanese software company Intelligent Wave.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 925.60	$ 8.06
HypotheticalA	$ 1,000.00	$ 1,016.84	$ 8.44
Class T
Actual	$ 1,000.00	$ 924.70	$ 9.12
HypotheticalA	$ 1,000.00	$ 1,015.73	$ 9.55
Class B
Actual	$ 1,000.00	$ 922.50	$ 11.73
HypotheticalA	$ 1,000.00	$ 1,013.01	$ 12.28
Class C
Actual	$ 1,000.00	$ 921.80	$ 11.63
HypotheticalA	$ 1,000.00	$ 1,013.11	$ 12.18
Fidelity International Small Cap Opportunities
Actual	$ 1,000.00	$ 927.60	$ 6.27
HypotheticalA	$ 1,000.00	$ 1,018.70	$ 6.56
Institutional Class
Actual	$ 1,000.00	$ 927.00	$ 6.22
HypotheticalA	$ 1,000.00	$ 1,018.75	$ 6.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.66%
Class T	1.88%
Class B	2.42%
Class C	2.40%
Fidelity International Small Cap Opportunities	1.29%
Institutional Class	1.28%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2006
Japan 32.7%
Germany 10.3%
United States of America 10.0%
France 6.8%
United Kingdom 6.0%
Australia 5.5%
Spain 4.5%
Italy 3.5%
Sweden 3.4%
Other 17.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2006
Japan 38.9%
Germany 10.6%
France 8.0%
United States of America 6.6%
United Kingdom 5.5%
Korea (South) 5.4%
Australia 4.1%
Sweden 3.2%
Norway 2.2%
Other 15.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	97.9
Short-Term Investments and Net Other Assets	0.9	2.1
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Titanium Metals Corp. (United States of America, Metals & Mining)	3.0	2.1
Silicon On Insulator Technologies SA (SOITEC) (France, Semiconductors & Semiconductor Equipment)	2.3	1.4
Demag Cranes AG (Germany, Machinery)	2.0	0.0
Neopost SA (France, Office Electronics)	2.0	1.4
MG Technologies AG (Germany, Chemicals)	1.9	1.0
Allegheny Technologies, Inc. (United States of America, Metals & Mining)	1.9	0.4
Renovo Group PLC (United Kingdom, Pharmaceuticals)	1.8	0.9
Abengoa SA (Spain, Construction & Engineering)	1.8	0.4
KK daVinci Advisors (Japan, Real Estate Management & Development)	1.8	1.2
Deutz AG (Germany, Machinery)	1.8	1.2
	20.3
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	23.4	28.1
Information Technology	19.3	16.6
Materials	16.5	16.1
Financials	15.0	15.6
Consumer Staples	6.9	2.4
Consumer Discretionary	6.7	11.2
Health Care	5.7	3.2
Energy	3.8	4.7
Telecommunication Services	1.8	0.0

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (Note 1)
Australia - 5.5%
Babcock & Brown Ltd.	700,000	$ 11,824,367
CSL Ltd.	423,300	18,380,564
Oxiana Ltd.	6,340,600	16,247,385
United Group Ltd.	1,196,308	13,530,640
TOTAL AUSTRALIA		59,982,956
Austria - 0.8%
Andritz AG	49,974	9,066,658
Brazil - 0.9%
Cosan SA Industria E Comercio	570,000	9,744,045
China - 1.9%
China Techfaith Wireless Communication Technology Ltd. sponsored ADR (a)(d)	1,310,696	9,620,509
Comba Telecom Systems Holdings Ltd.	9,738,000	3,380,728
Global Bio-Chem Technology Group Co. Ltd.	15,633,300	4,583,131
ZTE Corp. (H Shares)	1,000,000	3,703,132
TOTAL CHINA		21,287,500
Finland - 2.6%
KCI Konecranes Oyj	734,000	15,814,494
Metso Corp.	290,900	12,642,927
TOTAL FINLAND		28,457,421
France - 6.8%
Alstom SA (a)	150,062	13,848,280
Compagnie Generale de Geophysique SA (a)(d)	40,902	6,917,469
Neopost SA	178,400	21,814,595
Rhodia SA	60,700	167,351
Silicon On Insulator Technologies SA (SOITEC) (a)(d)	857,812	25,412,890
Vallourec SA	23,300	5,799,323
TOTAL FRANCE		73,959,908
Germany - 10.3%
Demag Cranes AG	600,000	21,872,390
Deutz AG (a)(d)	1,951,432	19,652,474
K&S AG	65,000	6,151,929
MG Technologies AG	1,169,800	21,008,377
MTU Aero Engines Holding AG	281,750	11,561,966
Q-Cells AG (d)	138,800	5,492,094
SGL Carbon AG (a)	320,000	7,008,968
SolarWorld AG (d)	103,000	5,540,112
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
Wacker Chemie AG	27,200	$ 3,269,054
Wincor Nixdorf AG	75,900	10,554,941
TOTAL GERMANY		112,112,305
India - 0.4%
Bajaj Hindusthan Ltd.	700,000	4,857,302
Ireland - 1.0%
Ryanair Holdings PLC sponsored ADR (a)	163,800	10,945,116
Italy - 3.5%
Banca Italease Spa	339,240	18,944,010
Eurotech Spa (d)	400,000	4,714,001
Lottomatica Spa	220,000	8,031,109
Nice Spa	820,200	7,014,252
TOTAL ITALY		38,703,372
Japan - 32.7%
Acca Networks Co. Ltd. (a)	2,661	3,435,457
Access Co. Ltd. (a)(d)	1,065	7,093,323
Air Water, Inc. (d)	941,000	9,018,990
Ajinomoto Co., Inc.	500,000	5,784,029
Asics Corp.	609,000	8,159,226
Asset Managers Co. Ltd. (d)	3,916	10,714,091
Atrium Co. Ltd. (d)	227,200	7,750,753
Credit Saison Co. Ltd.	285,800	10,336,303
Daiei, Inc. (a)(d)	162,700	3,053,407
Dainippon Screen Manufacturing Co. Ltd. (d)	516,000	4,305,883
E*TRADE Securities Co. Ltd. (d)	5,000	5,258,208
Fujikura Ltd.	1,142,000	12,214,792
Furukawa Electric Co. Ltd.	1,038,000	7,410,483
Haseko Corp. (a)(d)	1,451,000	4,987,192
Hitachi Metals Ltd.	685,000	7,086,611
Intelligence Ltd. (d)	2,882	6,258,790
Intelligent Wave, Inc. (d)	7,474	6,965,339
Japan Asia Investment Co. Ltd.	500,000	2,800,103
Japan General Estate Co. Ltd.	565,400	14,840,784
Joint Corp.	378,600	14,890,220
Kenedix, Inc.	2,500	14,043,263
KK daVinci Advisors (a)(d)	18,098	19,806,294
Komatsu Electron Metals Co. Ltd.	1,100	44,015
Meiko Electronics Co. Ltd.	70,900	2,849,094
Miraial Co. Ltd.	49,400	5,097,965
Nabtesco Corp.	488,000	5,862,175
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
NEOMAX Co. Ltd. (d)	464,000	$ 8,529,412
NGK Insulators Ltd.	387,000	5,251,103
Nidec Corp.	100,000	7,652,189
Nidec Sankyo Corp. (d)	242,000	2,702,223
Nintendo Co. Ltd.	70,000	14,316,006
Nippon Electric Glass Co. Ltd.	382,000	8,230,507
OMC Card, Inc. (d)	1,846,500	18,345,016
Organo Corp.	595,000	5,611,192
ORIX Corp.	45,760	12,891,519
Rakuten, Inc.	13,000	5,779,754
Stanley Electric Co. Ltd.	200,000	3,967,168
Sumco Corp.	138,600	9,859,371
Takeuchi Manufacturing Co. Ltd.	100,000	4,249,316
Toho Tenax Co. Ltd. (a)(d)	1,262,000	9,657,063
Tokai Carbon Co. Ltd. (d)	500,000	3,377,223
Tokuyama Corp.	1,035,000	13,025,992
Toray Industries, Inc.	1,064,000	7,668,879
Ufj Nicos Co. Ltd. (d)	933,000	4,211,902
Urban Corp. (d)	266,700	4,083,958
Valor Co. Ltd.	144,000	2,117,647
Yahoo! Japan Corp.	15,000	5,835,329
TOTAL JAPAN		357,429,559
Luxembourg - 0.9%
Acergy SA (a)(d)	560,400	10,171,260
Netherlands - 0.8%
Nutreco Holding NV	140,000	8,343,316
Norway - 2.9%
Cermaq ASA	400,000	4,926,108
Fred Olsen Energy ASA (a)(d)	98,900	4,266,714
PAN Fish ASA (a)	7,500,000	5,874,614
Petroleum Geo-Services ASA (a)	177,200	10,314,934
ProSafe ASA	100,000	6,394,762
TOTAL NORWAY		31,777,132
Papua New Guinea - 1.0%
Lihir Gold Ltd. (a)	4,361,900	9,286,103
Lihir Gold Ltd. sponsored ADR (a)	70,000	1,514,100
TOTAL PAPUA NEW GUINEA		10,800,203
Singapore - 1.2%
GigaMedia Ltd. (a)	1,300,000	12,571,000
Common Stocks - continued
	Shares	Value (Note 1)
South Africa - 0.5%
Gold Fields Ltd.	314,600	$ 5,272,696
Spain - 4.5%
Abengoa SA	658,324	20,099,611
Azucarera Ebro Agricolas SA	470,000	10,438,399
Grifols SA	1,777,380	18,602,912
TOTAL SPAIN		49,140,922
Sweden - 3.4%
Axfood AB	185,000	6,070,697
Bergman & Beving AB (B Shares)	300,000	6,729,065
Lindex AB	1,000,000	13,326,595
Modern Times Group AB (MTG) (B Shares)	193,100	11,122,286
TOTAL SWEDEN		37,248,643
Switzerland - 0.5%
Sulzer AG (Reg.)	6,000	5,280,714
Taiwan - 1.9%
Macronix International Co. Ltd. (a)	19,049,000	6,431,011
PixArt Imaging, Inc.	1,467,000	12,072,072
Prime View International Co. Ltd. (a)	5,413,000	2,529,058
TOTAL TAIWAN		21,032,141
United Kingdom - 6.0%
Autonomy Corp. PLC (a)	700,000	6,415,876
Benfield Group PLC	950,000	6,315,256
Expro International Group PLC	244,005	3,555,958
Meggitt PLC	1,495,431	9,541,728
Michael Page International PLC	869,827	6,703,148
Optos PLC	1,700,000	5,707,240
Renovo Group PLC	6,901,363	20,108,544
Xansa PLC	5,150,000	7,760,664
TOTAL UNITED KINGDOM		66,108,414
United States of America - 9.1%
Allegheny Technologies, Inc.	266,100	20,950,053
Chiquita Brands International, Inc.	900,000	12,330,000
NII Holdings, Inc. (a)	116,800	7,595,504
RTI International Metals, Inc. (a)	228,300	13,999,356
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	587,000	$ 11,704,780
Titanium Metals Corp.	1,122,250	33,083,931
TOTAL UNITED STATES OF AMERICA		99,663,624
TOTAL COMMON STOCKS (Cost $967,524,817)		1,083,956,207
Money Market Funds - 9.5%

Fidelity Cash Central Fund, 5.34% (b)	12,721,965	12,721,965
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	90,676,921	90,676,921
TOTAL MONEY MARKET FUNDS (Cost $103,398,886)		103,398,886
TOTAL INVESTMENT PORTFOLIO - 108.6% (Cost $1,070,923,703)		1,187,355,093
NET OTHER ASSETS - (8.6)%		(94,179,549)
NET ASSETS - 100%		$ 1,093,175,544
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 889,896
Fidelity Securities Lending Cash Central Fund	1,936,235
Total	$ 2,826,131
Income Tax Information
At October 31, 2006, the fund had a capital loss carryforward of approximately $516,738 all of which will expire on October 31, 2013.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

October 31, 2006
Assets
Investment in securities, at value (including securities loaned of $86,550,679) - See accompanying schedule: Unaffiliated issuers (cost $967,524,817)	$ 1,083,956,207
Fidelity Central Funds (cost $103,398,886)	103,398,886
Total Investments (cost $1,070,923,703)		$ 1,187,355,093
Receivable for investments sold		15,259,934
Receivable for fund shares sold		2,444,674
Dividends receivable		1,156,965
Interest receivable		74,208
Receivable from investment adviser for expense reductions		605
Other receivables		358,682
Total assets		1,206,650,161

Liabilities
Payable for investments purchased	$ 18,817,648
Payable for fund shares redeemed	2,609,641
Accrued management fee	924,055
Distribution fees payable	45,153
Other affiliated payables	249,592
Other payables and accrued expenses	151,607
Collateral on securities loaned, at value	90,676,921
Total liabilities		113,474,617

Net Assets		$ 1,093,175,544
Net Assets consist of:
Paid in capital		$ 977,894,603
Undistributed net investment income		3,179,958
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,329,237)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		116,430,220
Net Assets		$ 1,093,175,544

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($35,673,926 ÷ 2,515,423 shares)	$ 14.18

Maximum offering price per share (100/94.25 of $14.18)	$ 15.05
Class T: Net Asset Value and redemption price per share ($28,308,901 ÷ 2,004,382 shares)	$ 14.12

Maximum offering price per share (100/96.50 of $14.12)	$ 14.63
Class B: Net Asset Value and offering price per share ($7,708,704 ÷ 549,104 shares)A	$ 14.04

Class C: Net Asset Value and offering price per share ($26,320,302 ÷ 1,875,885 shares)A	$ 14.03

Fidelity International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($981,210,056 ÷ 68,977,418 shares)	$ 14.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,953,655 ÷ 981,185 shares)	$ 14.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended October 31, 2006

Investment Income
Dividends		$ 13,145,566
Interest		3,266
Income from Fidelity Central Funds (including $1,936,235 from security lending)		2,826,131
		15,974,963
Less foreign taxes withheld		(1,197,058)
Total income		14,777,905

Expenses
Management fee Basic fee	$ 8,300,425
Performance adjustment	423,756
Transfer agent fees	2,163,979
Distribution fees	348,181
Accounting and security lending fees	492,883
Custodian fees and expenses	398,385
Independent trustees' compensation	3,317
Registration fees	327,338
Audit	56,012
Legal	14,931
Interest	139,137
Miscellaneous	4,124
Total expenses before reductions	12,672,468
Expense reductions	(1,072,152)	11,600,316
Net investment income (loss)		3,177,589
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(559,117)
Investment not meeting investment restrictions	35,982
Foreign currency transactions	(430,569)
Total net realized gain (loss)		(953,704)
Change in net unrealized appreciation (depreciation) on: Investment securities	115,233,371
Assets and liabilities in foreign currencies	1,829
Total change in net unrealized appreciation (depreciation)		115,235,200
Net gain (loss)		114,281,496
Net increase (decrease) in net assets resulting from operations		$ 117,459,085

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	August 2, 2005 (commencement of operations) to October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,177,589	$ 25,230
Net realized gain (loss)	(953,704)	(3,306,632)
Change in net unrealized appreciation (depreciation)	115,235,200	1,195,020
Net increase (decrease) in net assets resulting from operations	117,459,085	(2,086,382)
Distributions to shareholders from net realized gain	(90,957)	-
Share transactions - net increase (decrease)	760,497,703	215,410,790
Redemption fees	1,853,226	132,079
Total increase (decrease) in net assets	879,719,057	213,456,487

Net Assets
Beginning of period	213,456,487	-
End of period (including undistributed net investment income of $3,179,958 and undistributed net investment income of $25,213, respectively)	$ 1,093,175,544	$ 213,456,487

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.41	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- K	- K
Net realized and unrealized gain (loss)	3.74	.40 H
Total from investment operations	3.74	.40
Distributions from net realized gain	-K	-
Redemption fees added to paid in capital E	.03	.01
Net asset value, end of period	$ 14.18	$ 10.41
Total Return B, C, D	36.25%	4.10%
Ratios to Average Net Assets F, J
Expenses before reductions	1.63%	2.67% A
Expenses net of fee waivers, if any	1.63%	1.65%A
Expenses net of all reductions	1.51%	1.54%A
Net investment income (loss)	.02%	(.09)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,674	$ 5,533
Portfolio turnover rate G	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period August 2, 2005 (commencement of operations) to October 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.38	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.01)
Net realized and unrealized gain (loss)	3.74	.38 H
Total from investment operations	3.71	.37
Redemption fees added to paid in capital E	.03	.01
Net asset value, end of period	$ 14.12	$ 10.38
Total Return B, C, D	36.03%	3.80%
Ratios to Average Net Assets F, J
Expenses before reductions	1.85%	2.92%A
Expenses net of fee waivers, if any	1.85%	1.90%A
Expenses net of all reductions	1.74%	1.78%A
Net investment income (loss)	(.20)%	(.33)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,309	$ 2,704
Portfolio turnover rate G	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period August 2, 2005 (commencement of operations) to October 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.02)
Net realized and unrealized gain (loss)	3.74	.38 H
Total from investment operations	3.64	.36
Redemption fees added to paid in capital E	.03	.01
Net asset value, end of period	$ 14.04	$ 10.37
Total Return B, C, D	35.39%	3.70%
Ratios to Average Net Assets F, J
Expenses before reductions	2.45%	3.43% A
Expenses net of fee waivers, if any	2.41%	2.40%A
Expenses net of all reductions	2.30%	2.27%A
Net investment income (loss)	(.76)%	(.82)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,709	$ 1,705
Portfolio turnover rate G	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period August 2, 2005 (commencement of operations) to October 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.02)
Net realized and unrealized gain (loss)	3.73	.38 H
Total from investment operations	3.63	.36
Redemption fees added to paid in capital E	.03	.01
Net asset value, end of period	$ 14.03	$ 10.37
Total Return B, C, D	35.29%	3.70%
Ratios to Average Net Assets F, J
Expenses before reductions	2.38%	3.32% A
Expenses net of fee waivers, if any	2.38%	2.40%A
Expenses net of all reductions	2.27%	2.29%A
Net investment income (loss)	(.73)%	(.84)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,320	$ 3,317
Portfolio turnover rate G	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period August 2, 2005 (commencement of operations) to October 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Fidelity International Small Cap Opportunities

Years ended October 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	- J
Net realized and unrealized gain (loss)	3.75	.39 G
Total from investment operations	3.80	.39
Distributions from net realized gain	-J	-
Redemption fees added to paid in capital D	.03	.01
Net asset value, end of period	$ 14.23	$ 10.40
Total Return B, C	36.86%	4.00%
Ratios to Average Net AssetsE, I
Expenses before reductions	1.28%	2.25% A
Expenses net of fee waivers, if any	1.28%	1.40%A
Expenses net of all reductions	1.16%	1.31%A
Net investment income (loss)	.37%	.14%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 981,210	$ 197,349
Portfolio turnover rate F	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.
I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.05	- J
Net realized and unrealized gain (loss)	3.74	.39 G
Total from investment operations	3.79	.39
Distributions from net realized gain	- J	-
Redemption fees added to paid in capitalD	.03	.01
Net asset value, end of period	$ 14.22	$ 10.40
Total Return B, C	36.77%	4.00%
Ratios to Average Net Assets E, I
Expenses before reductions	1.25%	2.25% A
Expenses net of fee waivers, if any	1.25%	1.40%A
Expenses net of all reductions	1.14%	1.29%A
Net investment income (loss)	.40%	.16%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,954	$ 2,849
Portfolio turnover rate F	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Small Cap Opportunities and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 169,153,678
Unrealized depreciation	(59,160,398)
Net unrealized appreciation (depreciation)	109,993,280
Capital loss carryforward	(516,738)

Cost for federal income tax purposes	$ 1,077,361,813

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 90,957	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,275,575,976 and $1,521,126,280, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Fidelity International Small Cap Opportunities, as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in August 2006. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .91% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 60,381	$ 5,079
Class T	.25%	.25%	84,746	10,636
Class B	.75%	.25%	56,129	44,686
Class C	.75%	.25%	146,925	120,497
			$ 348,181	$ 180,898

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 94,260
Class T	19,610
Class B*	9,295
Class C*	5,107
$ 128,272

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity International Small Cap Opportunities. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity International Small Cap Opportunities shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 77,944.32
Class T	50,163.29
Class B	22,462.40
Class C	49,167.33
Fidelity International Small Cap Opportunities	1,941,743.22
Institutional Class	22,500.19
	$ 2,163,979

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund, is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,168 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,990,313	5.22%	$ 111,231

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $1,727 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $8,950,571. The weighted average interest rate was 5.34%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following class was in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	2.40%	$ 2,310

Annual Report

8. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,069,602 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Fidelity International Small Cap Opportunities	$ 240

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposed of its remediation.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net realized gain
Class A	$ 2,067	$ -
Fidelity International Small Cap Opportunities	87,898	-
Institutional Class	992	-
Total	$ 90,957	$ -

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31, 2006	Year ended October 31, 2005 A	Year ended October 31, 2006	Year ended October 31, 2005 A
Class A
Shares sold	2,562,140	533,911	$ 35,143,597	$ 5,543,122
Reinvestment of distributions	162	-	1,916	-
Shares redeemed	(578,488)	(2,302)	(7,816,655)	(24,252)
Net increase (decrease)	1,983,814	531,609	$ 27,328,858	$ 5,518,870
Class T
Shares sold	1,977,012	262,396	$ 27,202,466	$ 2,707,886
Shares redeemed	(233,065)	(1,961)	(3,118,693)	(19,686)
Net increase (decrease)	1,743,947	260,435	$ 24,083,773	$ 2,688,200
Class B
Shares sold	498,394	169,923	$ 6,815,227	$ 1,745,697
Shares redeemed	(113,628)	(5,585)	(1,550,424)	(57,751)
Net increase (decrease)	384,766	164,338	$ 5,264,803	$ 1,687,946
Class C
Shares sold	1,745,210	322,125	$ 24,032,601	$ 3,329,826
Shares redeemed	(189,077)	(2,373)	(2,515,739)	(24,472)
Net increase (decrease)	1,556,133	319,752	$ 21,516,862	$ 3,305,354
Fidelity International Small Cap Opportunities
Shares sold	93,068,555	19,620,455	$ 1,259,777,775	$ 205,992,728
Reinvestment of distributions	6,974	-	82,435	-
Shares redeemed	(43,072,008)	(646,558)	(586,736,058)	(6,587,124)
Net increase (decrease)	50,003,521	18,973,897	$ 673,124,152	$ 199,405,604
Institutional Class
Shares sold	1,299,662	274,003	$ 17,883,260	$ 2,804,816
Reinvestment of distributions	83	-	980	-
Shares redeemed	(592,563)	-	(8,704,985)	-
Net increase (decrease)	707,182	274,003	$ 9,179,255	$ 2,804,816

A For the period August 2, 2005 (commencement of operations) to October 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments as of October 31, 2006, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for the year then ended and for the period August 2, 2005 (commencement of operations) to October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights the year then ended and for the period August 2, 2005 (commencement of operations) to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of International Small Cap Opportunities (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Annual Report

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of International Small Cap Opportunities. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of International Small Cap Opportunities. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Andrew Sassine (42)

Year of Election or Appointment: 2005

Vice President of International Small Cap Opportunities. Mr. Sassine also serves as Vice President for other funds advised by FMR. Prior to his current responsibilities, Mr. Sassine worked as a research analyst and portfolio manager. Mr. Sassine also serves as a Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (57)

Year of Election or Appointment: 2005

Secretary of International Small Cap Opportunities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2005

Assistant Secretary of International Small Cap Opportunities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2005

President and Treasurer of International Small Cap Opportunities. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of International Small Cap Opportunities. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of International Small Cap Opportunities. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2005

Chief Compliance Officer of International Small Cap Opportunities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of International Small Cap Opportunities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2005

Deputy Treasurer of International Small Cap Opportunities. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of International Small Cap Opportunities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap Opportunities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2005 Assistant Treasurer of International Small Cap Opportunities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap Opportunities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap Opportunities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap Opportunities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap Opportunities. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.004 and $.001 for the dividend paid within the current fiscal year, ending October 31, 2006.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 38% means that 62% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Small Cap Opportunities Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Fidelity International Small Cap Opportunities (retail class) ranked equal to its competitive median for the period, and the total expenses of each of Class A, Class B, Class C, Class T and Institutional Class ranked above its competitive median for the period. The Board considered that the fund commenced operations in August 2005 and that the Advisor classes were above median primarily because of relatively high expenses in basis points due to small fund size. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ILS-UANN-1206
1.815061.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Small Cap Opportunities

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B
and Class C are classes of
Fidelity® International
Small Cap Opportunities Fund

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	12	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	38
Trustees and Officers	39
Distributions	50
Board Approval of Investment Advisory Contracts and Management Fees	51

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	28.42%	26.21%
Class T (incl. 3.50% sales charge)	31.27%	28.16%
Class B (incl. contingent deferred sales charge) B	30.39%	28.27%
Class C (incl. contingent deferred sales charge) C	34.29%	31.20%

A From August 2, 2005.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 4%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

Fidelity Advisor International Small Cap Opportunities Fund -
Class A, T, B, and C
Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Opportunities Fund - Class T on August 2, 2005, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australia, Far East (MSCI® EAFE® ) Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Andrew Sassine, Portfolio Manager of Fidelity Advisor International Small Cap Opportunities Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

The fund's Class A, Class T, Class B and Class C shares gained 36.25%, 36.03%, 35.39% and 35.29%, respectively (excluding sales charges), easily outpacing the MSCI EAFE Small Cap index, which returned 23.55%. Overweightings and good stock selection in the strong performing materials and industrials sectors, along with favorable picks within the fund's large stakes in European and Japanese small-cap stocks, were the main drivers of performance relative to the index. Among the fund's top contributors were Titanium Metals, a U.S. producer of this stronger and lighter alternative to steel for the aerospace and automotive industries, and Vallourec, a French specialty steel company that makes seamless pipe for offshore oil drilling. Good stock picking in the information technology sector also helped, with GigaMedia, a multimedia company based in Singapore, making a healthy contribution to performance. Inopportune stock selection in financials - mainly in banks and real estate - coupled with an underweighting in real estate, hurt results. Detractors included Japanese finance company OMC Card, which underperformed due to concerns about a regulatory proposal to cap interest rates on outstanding debt, and Japanese software company Intelligent Wave.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 925.60	$ 8.06
HypotheticalA	$ 1,000.00	$ 1,016.84	$ 8.44
Class T
Actual	$ 1,000.00	$ 924.70	$ 9.12
HypotheticalA	$ 1,000.00	$ 1,015.73	$ 9.55
Class B
Actual	$ 1,000.00	$ 922.50	$ 11.73
HypotheticalA	$ 1,000.00	$ 1,013.01	$ 12.28
Class C
Actual	$ 1,000.00	$ 921.80	$ 11.63
HypotheticalA	$ 1,000.00	$ 1,013.11	$ 12.18
Fidelity International Small Cap Opportunities
Actual	$ 1,000.00	$ 927.60	$ 6.27
HypotheticalA	$ 1,000.00	$ 1,018.70	$ 6.56
Institutional Class
Actual	$ 1,000.00	$ 927.00	$ 6.22
HypotheticalA	$ 1,000.00	$ 1,018.75	$ 6.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.66%
Class T	1.88%
Class B	2.42%
Class C	2.40%
Fidelity International Small Cap Opportunities	1.29%
Institutional Class	1.28%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2006
Japan 32.7%
Germany 10.3%
United States of America 10.0%
France 6.8%
United Kingdom 6.0%
Australia 5.5%
Spain 4.5%
Italy 3.5%
Sweden 3.4%
Other 17.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2006
Japan 38.9%
Germany 10.6%
France 8.0%
United States of America 6.6%
United Kingdom 5.5%
Korea (South) 5.4%
Australia 4.1%
Sweden 3.2%
Norway 2.2%
Other 15.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	97.9
Short-Term Investments and Net Other Assets	0.9	2.1
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Titanium Metals Corp. (United States of America, Metals & Mining)	3.0	2.1
Silicon On Insulator Technologies SA (SOITEC) (France, Semiconductors & Semiconductor Equipment)	2.3	1.4
Demag Cranes AG (Germany, Machinery)	2.0	0.0
Neopost SA (France, Office Electronics)	2.0	1.4
MG Technologies AG (Germany, Chemicals)	1.9	1.0
Allegheny Technologies, Inc. (United States of America, Metals & Mining)	1.9	0.4
Renovo Group PLC (United Kingdom, Pharmaceuticals)	1.8	0.9
Abengoa SA (Spain, Construction & Engineering)	1.8	0.4
KK daVinci Advisors (Japan, Real Estate Management & Development)	1.8	1.2
Deutz AG (Germany, Machinery)	1.8	1.2
	20.3
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	23.4	28.1
Information Technology	19.3	16.6
Materials	16.5	16.1
Financials	15.0	15.6
Consumer Staples	6.9	2.4
Consumer Discretionary	6.7	11.2
Health Care	5.7	3.2
Energy	3.8	4.7
Telecommunication Services	1.8	0.0

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (Note 1)
Australia - 5.5%
Babcock & Brown Ltd.	700,000	$ 11,824,367
CSL Ltd.	423,300	18,380,564
Oxiana Ltd.	6,340,600	16,247,385
United Group Ltd.	1,196,308	13,530,640
TOTAL AUSTRALIA		59,982,956
Austria - 0.8%
Andritz AG	49,974	9,066,658
Brazil - 0.9%
Cosan SA Industria E Comercio	570,000	9,744,045
China - 1.9%
China Techfaith Wireless Communication Technology Ltd. sponsored ADR (a)(d)	1,310,696	9,620,509
Comba Telecom Systems Holdings Ltd.	9,738,000	3,380,728
Global Bio-Chem Technology Group Co. Ltd.	15,633,300	4,583,131
ZTE Corp. (H Shares)	1,000,000	3,703,132
TOTAL CHINA		21,287,500
Finland - 2.6%
KCI Konecranes Oyj	734,000	15,814,494
Metso Corp.	290,900	12,642,927
TOTAL FINLAND		28,457,421
France - 6.8%
Alstom SA (a)	150,062	13,848,280
Compagnie Generale de Geophysique SA (a)(d)	40,902	6,917,469
Neopost SA	178,400	21,814,595
Rhodia SA	60,700	167,351
Silicon On Insulator Technologies SA (SOITEC) (a)(d)	857,812	25,412,890
Vallourec SA	23,300	5,799,323
TOTAL FRANCE		73,959,908
Germany - 10.3%
Demag Cranes AG	600,000	21,872,390
Deutz AG (a)(d)	1,951,432	19,652,474
K&S AG	65,000	6,151,929
MG Technologies AG	1,169,800	21,008,377
MTU Aero Engines Holding AG	281,750	11,561,966
Q-Cells AG (d)	138,800	5,492,094
SGL Carbon AG (a)	320,000	7,008,968
SolarWorld AG (d)	103,000	5,540,112
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
Wacker Chemie AG	27,200	$ 3,269,054
Wincor Nixdorf AG	75,900	10,554,941
TOTAL GERMANY		112,112,305
India - 0.4%
Bajaj Hindusthan Ltd.	700,000	4,857,302
Ireland - 1.0%
Ryanair Holdings PLC sponsored ADR (a)	163,800	10,945,116
Italy - 3.5%
Banca Italease Spa	339,240	18,944,010
Eurotech Spa (d)	400,000	4,714,001
Lottomatica Spa	220,000	8,031,109
Nice Spa	820,200	7,014,252
TOTAL ITALY		38,703,372
Japan - 32.7%
Acca Networks Co. Ltd. (a)	2,661	3,435,457
Access Co. Ltd. (a)(d)	1,065	7,093,323
Air Water, Inc. (d)	941,000	9,018,990
Ajinomoto Co., Inc.	500,000	5,784,029
Asics Corp.	609,000	8,159,226
Asset Managers Co. Ltd. (d)	3,916	10,714,091
Atrium Co. Ltd. (d)	227,200	7,750,753
Credit Saison Co. Ltd.	285,800	10,336,303
Daiei, Inc. (a)(d)	162,700	3,053,407
Dainippon Screen Manufacturing Co. Ltd. (d)	516,000	4,305,883
E*TRADE Securities Co. Ltd. (d)	5,000	5,258,208
Fujikura Ltd.	1,142,000	12,214,792
Furukawa Electric Co. Ltd.	1,038,000	7,410,483
Haseko Corp. (a)(d)	1,451,000	4,987,192
Hitachi Metals Ltd.	685,000	7,086,611
Intelligence Ltd. (d)	2,882	6,258,790
Intelligent Wave, Inc. (d)	7,474	6,965,339
Japan Asia Investment Co. Ltd.	500,000	2,800,103
Japan General Estate Co. Ltd.	565,400	14,840,784
Joint Corp.	378,600	14,890,220
Kenedix, Inc.	2,500	14,043,263
KK daVinci Advisors (a)(d)	18,098	19,806,294
Komatsu Electron Metals Co. Ltd.	1,100	44,015
Meiko Electronics Co. Ltd.	70,900	2,849,094
Miraial Co. Ltd.	49,400	5,097,965
Nabtesco Corp.	488,000	5,862,175
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
NEOMAX Co. Ltd. (d)	464,000	$ 8,529,412
NGK Insulators Ltd.	387,000	5,251,103
Nidec Corp.	100,000	7,652,189
Nidec Sankyo Corp. (d)	242,000	2,702,223
Nintendo Co. Ltd.	70,000	14,316,006
Nippon Electric Glass Co. Ltd.	382,000	8,230,507
OMC Card, Inc. (d)	1,846,500	18,345,016
Organo Corp.	595,000	5,611,192
ORIX Corp.	45,760	12,891,519
Rakuten, Inc.	13,000	5,779,754
Stanley Electric Co. Ltd.	200,000	3,967,168
Sumco Corp.	138,600	9,859,371
Takeuchi Manufacturing Co. Ltd.	100,000	4,249,316
Toho Tenax Co. Ltd. (a)(d)	1,262,000	9,657,063
Tokai Carbon Co. Ltd. (d)	500,000	3,377,223
Tokuyama Corp.	1,035,000	13,025,992
Toray Industries, Inc.	1,064,000	7,668,879
Ufj Nicos Co. Ltd. (d)	933,000	4,211,902
Urban Corp. (d)	266,700	4,083,958
Valor Co. Ltd.	144,000	2,117,647
Yahoo! Japan Corp.	15,000	5,835,329
TOTAL JAPAN		357,429,559
Luxembourg - 0.9%
Acergy SA (a)(d)	560,400	10,171,260
Netherlands - 0.8%
Nutreco Holding NV	140,000	8,343,316
Norway - 2.9%
Cermaq ASA	400,000	4,926,108
Fred Olsen Energy ASA (a)(d)	98,900	4,266,714
PAN Fish ASA (a)	7,500,000	5,874,614
Petroleum Geo-Services ASA (a)	177,200	10,314,934
ProSafe ASA	100,000	6,394,762
TOTAL NORWAY		31,777,132
Papua New Guinea - 1.0%
Lihir Gold Ltd. (a)	4,361,900	9,286,103
Lihir Gold Ltd. sponsored ADR (a)	70,000	1,514,100
TOTAL PAPUA NEW GUINEA		10,800,203
Singapore - 1.2%
GigaMedia Ltd. (a)	1,300,000	12,571,000
Common Stocks - continued
	Shares	Value (Note 1)
South Africa - 0.5%
Gold Fields Ltd.	314,600	$ 5,272,696
Spain - 4.5%
Abengoa SA	658,324	20,099,611
Azucarera Ebro Agricolas SA	470,000	10,438,399
Grifols SA	1,777,380	18,602,912
TOTAL SPAIN		49,140,922
Sweden - 3.4%
Axfood AB	185,000	6,070,697
Bergman & Beving AB (B Shares)	300,000	6,729,065
Lindex AB	1,000,000	13,326,595
Modern Times Group AB (MTG) (B Shares)	193,100	11,122,286
TOTAL SWEDEN		37,248,643
Switzerland - 0.5%
Sulzer AG (Reg.)	6,000	5,280,714
Taiwan - 1.9%
Macronix International Co. Ltd. (a)	19,049,000	6,431,011
PixArt Imaging, Inc.	1,467,000	12,072,072
Prime View International Co. Ltd. (a)	5,413,000	2,529,058
TOTAL TAIWAN		21,032,141
United Kingdom - 6.0%
Autonomy Corp. PLC (a)	700,000	6,415,876
Benfield Group PLC	950,000	6,315,256
Expro International Group PLC	244,005	3,555,958
Meggitt PLC	1,495,431	9,541,728
Michael Page International PLC	869,827	6,703,148
Optos PLC	1,700,000	5,707,240
Renovo Group PLC	6,901,363	20,108,544
Xansa PLC	5,150,000	7,760,664
TOTAL UNITED KINGDOM		66,108,414
United States of America - 9.1%
Allegheny Technologies, Inc.	266,100	20,950,053
Chiquita Brands International, Inc.	900,000	12,330,000
NII Holdings, Inc. (a)	116,800	7,595,504
RTI International Metals, Inc. (a)	228,300	13,999,356
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	587,000	$ 11,704,780
Titanium Metals Corp.	1,122,250	33,083,931
TOTAL UNITED STATES OF AMERICA		99,663,624
TOTAL COMMON STOCKS (Cost $967,524,817)		1,083,956,207
Money Market Funds - 9.5%

Fidelity Cash Central Fund, 5.34% (b)	12,721,965	12,721,965
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	90,676,921	90,676,921
TOTAL MONEY MARKET FUNDS (Cost $103,398,886)		103,398,886
TOTAL INVESTMENT PORTFOLIO - 108.6% (Cost $1,070,923,703)		1,187,355,093
NET OTHER ASSETS - (8.6)%		(94,179,549)
NET ASSETS - 100%		$ 1,093,175,544
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 889,896
Fidelity Securities Lending Cash Central Fund	1,936,235
Total	$ 2,826,131
Income Tax Information
At October 31, 2006, the fund had a capital loss carryforward of approximately $516,738 all of which will expire on October 31, 2013.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

October 31, 2006
Assets
Investment in securities, at value (including securities loaned of $86,550,679) - See accompanying schedule: Unaffiliated issuers (cost $967,524,817)	$ 1,083,956,207
Fidelity Central Funds (cost $103,398,886)	103,398,886
Total Investments (cost $1,070,923,703)		$ 1,187,355,093
Receivable for investments sold		15,259,934
Receivable for fund shares sold		2,444,674
Dividends receivable		1,156,965
Interest receivable		74,208
Receivable from investment adviser for expense reductions		605
Other receivables		358,682
Total assets		1,206,650,161

Liabilities
Payable for investments purchased	$ 18,817,648
Payable for fund shares redeemed	2,609,641
Accrued management fee	924,055
Distribution fees payable	45,153
Other affiliated payables	249,592
Other payables and accrued expenses	151,607
Collateral on securities loaned, at value	90,676,921
Total liabilities		113,474,617

Net Assets		$ 1,093,175,544
Net Assets consist of:
Paid in capital		$ 977,894,603
Undistributed net investment income		3,179,958
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,329,237)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		116,430,220
Net Assets		$ 1,093,175,544

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($35,673,926 ÷ 2,515,423 shares)	$ 14.18

Maximum offering price per share (100/94.25 of $14.18)	$ 15.05
Class T: Net Asset Value and redemption price per share ($28,308,901 ÷ 2,004,382 shares)	$ 14.12

Maximum offering price per share (100/96.50 of $14.12)	$ 14.63
Class B: Net Asset Value and offering price per share ($7,708,704 ÷ 549,104 shares)A	$ 14.04

Class C: Net Asset Value and offering price per share ($26,320,302 ÷ 1,875,885 shares)A	$ 14.03

Fidelity International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($981,210,056 ÷ 68,977,418 shares)	$ 14.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,953,655 ÷ 981,185 shares)	$ 14.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended October 31, 2006

Investment Income
Dividends		$ 13,145,566
Interest		3,266
Income from Fidelity Central Funds (including $1,936,235 from security lending)		2,826,131
		15,974,963
Less foreign taxes withheld		(1,197,058)
Total income		14,777,905

Expenses
Management fee Basic fee	$ 8,300,425
Performance adjustment	423,756
Transfer agent fees	2,163,979
Distribution fees	348,181
Accounting and security lending fees	492,883
Custodian fees and expenses	398,385
Independent trustees' compensation	3,317
Registration fees	327,338
Audit	56,012
Legal	14,931
Interest	139,137
Miscellaneous	4,124
Total expenses before reductions	12,672,468
Expense reductions	(1,072,152)	11,600,316
Net investment income (loss)		3,177,589
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(559,117)
Investment not meeting investment restrictions	35,982
Foreign currency transactions	(430,569)
Total net realized gain (loss)		(953,704)
Change in net unrealized appreciation (depreciation) on: Investment securities	115,233,371
Assets and liabilities in foreign currencies	1,829
Total change in net unrealized appreciation (depreciation)		115,235,200
Net gain (loss)		114,281,496
Net increase (decrease) in net assets resulting from operations		$ 117,459,085

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	August 2, 2005 (commencement of operations) to October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,177,589	$ 25,230
Net realized gain (loss)	(953,704)	(3,306,632)
Change in net unrealized appreciation (depreciation)	115,235,200	1,195,020
Net increase (decrease) in net assets resulting from operations	117,459,085	(2,086,382)
Distributions to shareholders from net realized gain	(90,957)	-
Share transactions - net increase (decrease)	760,497,703	215,410,790
Redemption fees	1,853,226	132,079
Total increase (decrease) in net assets	879,719,057	213,456,487

Net Assets
Beginning of period	213,456,487	-
End of period (including undistributed net investment income of $3,179,958 and undistributed net investment income of $25,213, respectively)	$ 1,093,175,544	$ 213,456,487

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.41	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- K	- K
Net realized and unrealized gain (loss)	3.74	.40 H
Total from investment operations	3.74	.40
Distributions from net realized gain	-K	-
Redemption fees added to paid in capital E	.03	.01
Net asset value, end of period	$ 14.18	$ 10.41
Total Return B, C, D	36.25%	4.10%
Ratios to Average Net Assets F, J
Expenses before reductions	1.63%	2.67% A
Expenses net of fee waivers, if any	1.63%	1.65%A
Expenses net of all reductions	1.51%	1.54%A
Net investment income (loss)	.02%	(.09)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,674	$ 5,533
Portfolio turnover rate G	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period August 2, 2005 (commencement of operations) to October 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.38	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.01)
Net realized and unrealized gain (loss)	3.74	.38 H
Total from investment operations	3.71	.37
Redemption fees added to paid in capital E	.03	.01
Net asset value, end of period	$ 14.12	$ 10.38
Total Return B, C, D	36.03%	3.80%
Ratios to Average Net Assets F, J
Expenses before reductions	1.85%	2.92%A
Expenses net of fee waivers, if any	1.85%	1.90%A
Expenses net of all reductions	1.74%	1.78%A
Net investment income (loss)	(.20)%	(.33)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,309	$ 2,704
Portfolio turnover rate G	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period August 2, 2005 (commencement of operations) to October 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.02)
Net realized and unrealized gain (loss)	3.74	.38 H
Total from investment operations	3.64	.36
Redemption fees added to paid in capital E	.03	.01
Net asset value, end of period	$ 14.04	$ 10.37
Total Return B, C, D	35.39%	3.70%
Ratios to Average Net Assets F, J
Expenses before reductions	2.45%	3.43% A
Expenses net of fee waivers, if any	2.41%	2.40%A
Expenses net of all reductions	2.30%	2.27%A
Net investment income (loss)	(.76)%	(.82)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,709	$ 1,705
Portfolio turnover rate G	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period August 2, 2005 (commencement of operations) to October 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.02)
Net realized and unrealized gain (loss)	3.73	.38 H
Total from investment operations	3.63	.36
Redemption fees added to paid in capital E	.03	.01
Net asset value, end of period	$ 14.03	$ 10.37
Total Return B, C, D	35.29%	3.70%
Ratios to Average Net Assets F, J
Expenses before reductions	2.38%	3.32% A
Expenses net of fee waivers, if any	2.38%	2.40%A
Expenses net of all reductions	2.27%	2.29%A
Net investment income (loss)	(.73)%	(.84)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,320	$ 3,317
Portfolio turnover rate G	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period August 2, 2005 (commencement of operations) to October 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Fidelity International Small Cap Opportunities

Years ended October 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	- J
Net realized and unrealized gain (loss)	3.75	.39 G
Total from investment operations	3.80	.39
Distributions from net realized gain	-J	-
Redemption fees added to paid in capital D	.03	.01
Net asset value, end of period	$ 14.23	$ 10.40
Total Return B, C	36.86%	4.00%
Ratios to Average Net AssetsE, I
Expenses before reductions	1.28%	2.25% A
Expenses net of fee waivers, if any	1.28%	1.40%A
Expenses net of all reductions	1.16%	1.31%A
Net investment income (loss)	.37%	.14%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 981,210	$ 197,349
Portfolio turnover rate F	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.05	- J
Net realized and unrealized gain (loss)	3.74	.39 G
Total from investment operations	3.79	.39
Distributions from net realized gain	- J	-
Redemption fees added to paid in capitalD	.03	.01
Net asset value, end of period	$ 14.22	$ 10.40
Total Return B, C	36.77%	4.00%
Ratios to Average Net Assets E, I
Expenses before reductions	1.25%	2.25% A
Expenses net of fee waivers, if any	1.25%	1.40%A
Expenses net of all reductions	1.14%	1.29%A
Net investment income (loss)	.40%	.16%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,954	$ 2,849
Portfolio turnover rate F	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Small Cap Opportunities and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 169,153,678
Unrealized depreciation	(59,160,398)
Net unrealized appreciation (depreciation)	109,993,280
Capital loss carryforward	(516,738)

Cost for federal income tax purposes	$ 1,077,361,813

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 90,957	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,275,575,976 and $1,521,126,280, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Fidelity International Small Cap Opportunities, as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in August 2006. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .91% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 60,381	$ 5,079
Class T	.25%	.25%	84,746	10,636
Class B	.75%	.25%	56,129	44,686
Class C	.75%	.25%	146,925	120,497
			$ 348,181	$ 180,898

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 94,260
Class T	19,610
Class B*	9,295
Class C*	5,107
$ 128,272

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity International Small Cap Opportunities. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity International Small Cap Opportunities shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 77,944.32
Class T	50,163.29
Class B	22,462.40
Class C	49,167.33
Fidelity International Small Cap Opportunities	1,941,743.22
Institutional Class	22,500.19
	$ 2,163,979

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund, is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,168 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,990,313	5.22%	$ 111,231

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $1,727 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $8,950,571. The weighted average interest rate was 5.34%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following class was in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	2.40%	$ 2,310

Annual Report

8. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,069,602 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Fidelity International Small Cap Opportunities	$ 240

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposed of its remediation.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net realized gain
Class A	$ 2,067	$ -
Fidelity International Small Cap Opportunities	87,898	-
Institutional Class	992	-
Total	$ 90,957	$ -

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31, 2006	Year ended October 31, 2005 A	Year ended October 31, 2006	Year ended October 31, 2005 A
Class A
Shares sold	2,562,140	533,911	$ 35,143,597	$ 5,543,122
Reinvestment of distributions	162	-	1,916	-
Shares redeemed	(578,488)	(2,302)	(7,816,655)	(24,252)
Net increase (decrease)	1,983,814	531,609	$ 27,328,858	$ 5,518,870
Class T
Shares sold	1,977,012	262,396	$ 27,202,466	$ 2,707,886
Shares redeemed	(233,065)	(1,961)	(3,118,693)	(19,686)
Net increase (decrease)	1,743,947	260,435	$ 24,083,773	$ 2,688,200
Class B
Shares sold	498,394	169,923	$ 6,815,227	$ 1,745,697
Shares redeemed	(113,628)	(5,585)	(1,550,424)	(57,751)
Net increase (decrease)	384,766	164,338	$ 5,264,803	$ 1,687,946
Class C
Shares sold	1,745,210	322,125	$ 24,032,601	$ 3,329,826
Shares redeemed	(189,077)	(2,373)	(2,515,739)	(24,472)
Net increase (decrease)	1,556,133	319,752	$ 21,516,862	$ 3,305,354
Fidelity International Small Cap Opportunities
Shares sold	93,068,555	19,620,455	$ 1,259,777,775	$ 205,992,728
Reinvestment of distributions	6,974	-	82,435	-
Shares redeemed	(43,072,008)	(646,558)	(586,736,058)	(6,587,124)
Net increase (decrease)	50,003,521	18,973,897	$ 673,124,152	$ 199,405,604
Institutional Class
Shares sold	1,299,662	274,003	$ 17,883,260	$ 2,804,816
Reinvestment of distributions	83	-	980	-
Shares redeemed	(592,563)	-	(8,704,985)	-
Net increase (decrease)	707,182	274,003	$ 9,179,255	$ 2,804,816

A For the period August 2, 2005 (commencement of operations) to October 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments as of October 31, 2006, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for the year then ended and for the period August 2, 2005 (commencement of operations) to October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights the year then ended and for the period August 2, 2005 (commencement of operations) to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003- present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Andrew Sassine (42)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Sassine also serves as Vice President for other funds advised by FMR. Prior to his current responsibilities, Mr. Sassine worked as a research analyst and portfolio manager. Mr. Sassine also serves as a Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (57)

Year of Election or Appointment: 2005

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2005

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2005

President and Treasurer of the fund. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2005

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2005 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2005 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2005 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

Class A designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/12/05	$.004	$.001
Class T	12/12/05	$0.00	$0.00
Class B	12/12/05	$0.00	$0.00
Class C	12/12/05	$0.00	$0.00

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 38% means that 62% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Small Cap Opportunities Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Fidelity International Small Cap Opportunities (retail class) ranked equal to its competitive median for the period, and the total expenses of each of Class A, Class B, Class C, Class T and Institutional Class ranked above its competitive median for the period. The Board considered that the fund commenced operations in August 2005 and that the Advisor classes were above median primarily because of relatively high expenses in basis points due to small fund size. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AILS-UANN-1206
1.815089.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Small Cap Opportunities

Fund - Institutional Class

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Institutional Class
is a class of Fidelity®
International Small Cap
Opportunities Fund

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	17	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	37
Trustees and Officers	38
Distributions	49
Board Approval of Investment Advisory Contracts and Management Fees	50

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Life of fund A
Institutional Class	36.77%	32.65%

A From August 2, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Opportunities Fund - Institutional Class on August 2, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australia, Far East (MSCI® EAFE®) Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Andrew Sassine, Portfolio Manager of Fidelity Advisor International Small Cap Opportunities Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

The fund's Institutional Class shares gained 36.77% for the period, easily outpacing the MSCI EAFE Small Cap index, which returned 23.55%. Overweightings and good stock selection in the strong performing materials and industrials sectors, along with favorable picks within the fund's large stakes in European and Japanese small-cap stocks, were the main drivers of performance relative to the index. Among the fund's top contributors were Titanium Metals, a U.S. producer of this stronger and lighter alternative to steel for the aerospace and automotive industries, and Vallourec, a French specialty steel company that makes seamless pipe for offshore oil drilling. Good stock picking in the information technology sector also helped, with GigaMedia, a multimedia company based in Singapore, making a healthy contribution to performance. Inopportune stock selection in financials - mainly in banks and real estate - coupled with an underweighting in real estate, hurt results. Detractors included Japanese finance company OMC Card, which underperformed due to concerns about a regulatory proposal to cap interest rates on outstanding debt, and Japanese software company Intelligent Wave.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 925.60	$ 8.06
HypotheticalA	$ 1,000.00	$ 1,016.84	$ 8.44
Class T
Actual	$ 1,000.00	$ 924.70	$ 9.12
HypotheticalA	$ 1,000.00	$ 1,015.73	$ 9.55
Class B
Actual	$ 1,000.00	$ 922.50	$ 11.73
HypotheticalA	$ 1,000.00	$ 1,013.01	$ 12.28
Class C
Actual	$ 1,000.00	$ 921.80	$ 11.63
HypotheticalA	$ 1,000.00	$ 1,013.11	$ 12.18
Fidelity International Small Cap Opportunities
Actual	$ 1,000.00	$ 927.60	$ 6.27
HypotheticalA	$ 1,000.00	$ 1,018.70	$ 6.56
Institutional Class
Actual	$ 1,000.00	$ 927.00	$ 6.22
HypotheticalA	$ 1,000.00	$ 1,018.75	$ 6.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.66%
Class T	1.88%
Class B	2.42%
Class C	2.40%
Fidelity International Small Cap Opportunities	1.29%
Institutional Class	1.28%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2006
Japan 32.7%
Germany 10.3%
United States of America 10.0%
France 6.8%
United Kingdom 6.0%
Australia 5.5%
Spain 4.5%
Italy 3.5%
Sweden 3.4%
Other 17.3%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2006
Japan 38.9%
Germany 10.6%
France 8.0%
United States of America 6.6%
United Kingdom 5.5%
Korea (South) 5.4%
Australia 4.1%
Sweden 3.2%
Norway 2.2%
Other 15.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	97.9
Short-Term Investments and Net Other Assets	0.9	2.1
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Titanium Metals Corp. (United States of America, Metals & Mining)	3.0	2.1
Silicon On Insulator Technologies SA (SOITEC) (France, Semiconductors & Semiconductor Equipment)	2.3	1.4
Demag Cranes AG (Germany, Machinery)	2.0	0.0
Neopost SA (France, Office Electronics)	2.0	1.4
MG Technologies AG (Germany, Chemicals)	1.9	1.0
Allegheny Technologies, Inc. (United States of America, Metals & Mining)	1.9	0.4
Renovo Group PLC (United Kingdom, Pharmaceuticals)	1.8	0.9
Abengoa SA (Spain, Construction & Engineering)	1.8	0.4
KK daVinci Advisors (Japan, Real Estate Management & Development)	1.8	1.2
Deutz AG (Germany, Machinery)	1.8	1.2
	20.3
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	23.4	28.1
Information Technology	19.3	16.6
Materials	16.5	16.1
Financials	15.0	15.6
Consumer Staples	6.9	2.4
Consumer Discretionary	6.7	11.2
Health Care	5.7	3.2
Energy	3.8	4.7
Telecommunication Services	1.8	0.0

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (Note 1)
Australia - 5.5%
Babcock & Brown Ltd.	700,000	$ 11,824,367
CSL Ltd.	423,300	18,380,564
Oxiana Ltd.	6,340,600	16,247,385
United Group Ltd.	1,196,308	13,530,640
TOTAL AUSTRALIA		59,982,956
Austria - 0.8%
Andritz AG	49,974	9,066,658
Brazil - 0.9%
Cosan SA Industria E Comercio	570,000	9,744,045
China - 1.9%
China Techfaith Wireless Communication Technology Ltd. sponsored ADR (a)(d)	1,310,696	9,620,509
Comba Telecom Systems Holdings Ltd.	9,738,000	3,380,728
Global Bio-Chem Technology Group Co. Ltd.	15,633,300	4,583,131
ZTE Corp. (H Shares)	1,000,000	3,703,132
TOTAL CHINA		21,287,500
Finland - 2.6%
KCI Konecranes Oyj	734,000	15,814,494
Metso Corp.	290,900	12,642,927
TOTAL FINLAND		28,457,421
France - 6.8%
Alstom SA (a)	150,062	13,848,280
Compagnie Generale de Geophysique SA (a)(d)	40,902	6,917,469
Neopost SA	178,400	21,814,595
Rhodia SA	60,700	167,351
Silicon On Insulator Technologies SA (SOITEC) (a)(d)	857,812	25,412,890
Vallourec SA	23,300	5,799,323
TOTAL FRANCE		73,959,908
Germany - 10.3%
Demag Cranes AG	600,000	21,872,390
Deutz AG (a)(d)	1,951,432	19,652,474
K&S AG	65,000	6,151,929
MG Technologies AG	1,169,800	21,008,377
MTU Aero Engines Holding AG	281,750	11,561,966
Q-Cells AG (d)	138,800	5,492,094
SGL Carbon AG (a)	320,000	7,008,968
SolarWorld AG (d)	103,000	5,540,112
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
Wacker Chemie AG	27,200	$ 3,269,054
Wincor Nixdorf AG	75,900	10,554,941
TOTAL GERMANY		112,112,305
India - 0.4%
Bajaj Hindusthan Ltd.	700,000	4,857,302
Ireland - 1.0%
Ryanair Holdings PLC sponsored ADR (a)	163,800	10,945,116
Italy - 3.5%
Banca Italease Spa	339,240	18,944,010
Eurotech Spa (d)	400,000	4,714,001
Lottomatica Spa	220,000	8,031,109
Nice Spa	820,200	7,014,252
TOTAL ITALY		38,703,372
Japan - 32.7%
Acca Networks Co. Ltd. (a)	2,661	3,435,457
Access Co. Ltd. (a)(d)	1,065	7,093,323
Air Water, Inc. (d)	941,000	9,018,990
Ajinomoto Co., Inc.	500,000	5,784,029
Asics Corp.	609,000	8,159,226
Asset Managers Co. Ltd. (d)	3,916	10,714,091
Atrium Co. Ltd. (d)	227,200	7,750,753
Credit Saison Co. Ltd.	285,800	10,336,303
Daiei, Inc. (a)(d)	162,700	3,053,407
Dainippon Screen Manufacturing Co. Ltd. (d)	516,000	4,305,883
E*TRADE Securities Co. Ltd. (d)	5,000	5,258,208
Fujikura Ltd.	1,142,000	12,214,792
Furukawa Electric Co. Ltd.	1,038,000	7,410,483
Haseko Corp. (a)(d)	1,451,000	4,987,192
Hitachi Metals Ltd.	685,000	7,086,611
Intelligence Ltd. (d)	2,882	6,258,790
Intelligent Wave, Inc. (d)	7,474	6,965,339
Japan Asia Investment Co. Ltd.	500,000	2,800,103
Japan General Estate Co. Ltd.	565,400	14,840,784
Joint Corp.	378,600	14,890,220
Kenedix, Inc.	2,500	14,043,263
KK daVinci Advisors (a)(d)	18,098	19,806,294
Komatsu Electron Metals Co. Ltd.	1,100	44,015
Meiko Electronics Co. Ltd.	70,900	2,849,094
Miraial Co. Ltd.	49,400	5,097,965
Nabtesco Corp.	488,000	5,862,175
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
NEOMAX Co. Ltd. (d)	464,000	$ 8,529,412
NGK Insulators Ltd.	387,000	5,251,103
Nidec Corp.	100,000	7,652,189
Nidec Sankyo Corp. (d)	242,000	2,702,223
Nintendo Co. Ltd.	70,000	14,316,006
Nippon Electric Glass Co. Ltd.	382,000	8,230,507
OMC Card, Inc. (d)	1,846,500	18,345,016
Organo Corp.	595,000	5,611,192
ORIX Corp.	45,760	12,891,519
Rakuten, Inc.	13,000	5,779,754
Stanley Electric Co. Ltd.	200,000	3,967,168
Sumco Corp.	138,600	9,859,371
Takeuchi Manufacturing Co. Ltd.	100,000	4,249,316
Toho Tenax Co. Ltd. (a)(d)	1,262,000	9,657,063
Tokai Carbon Co. Ltd. (d)	500,000	3,377,223
Tokuyama Corp.	1,035,000	13,025,992
Toray Industries, Inc.	1,064,000	7,668,879
Ufj Nicos Co. Ltd. (d)	933,000	4,211,902
Urban Corp. (d)	266,700	4,083,958
Valor Co. Ltd.	144,000	2,117,647
Yahoo! Japan Corp.	15,000	5,835,329
TOTAL JAPAN		357,429,559
Luxembourg - 0.9%
Acergy SA (a)(d)	560,400	10,171,260
Netherlands - 0.8%
Nutreco Holding NV	140,000	8,343,316
Norway - 2.9%
Cermaq ASA	400,000	4,926,108
Fred Olsen Energy ASA (a)(d)	98,900	4,266,714
PAN Fish ASA (a)	7,500,000	5,874,614
Petroleum Geo-Services ASA (a)	177,200	10,314,934
ProSafe ASA	100,000	6,394,762
TOTAL NORWAY		31,777,132
Papua New Guinea - 1.0%
Lihir Gold Ltd. (a)	4,361,900	9,286,103
Lihir Gold Ltd. sponsored ADR (a)	70,000	1,514,100
TOTAL PAPUA NEW GUINEA		10,800,203
Singapore - 1.2%
GigaMedia Ltd. (a)	1,300,000	12,571,000
Common Stocks - continued
	Shares	Value (Note 1)
South Africa - 0.5%
Gold Fields Ltd.	314,600	$ 5,272,696
Spain - 4.5%
Abengoa SA	658,324	20,099,611
Azucarera Ebro Agricolas SA	470,000	10,438,399
Grifols SA	1,777,380	18,602,912
TOTAL SPAIN		49,140,922
Sweden - 3.4%
Axfood AB	185,000	6,070,697
Bergman & Beving AB (B Shares)	300,000	6,729,065
Lindex AB	1,000,000	13,326,595
Modern Times Group AB (MTG) (B Shares)	193,100	11,122,286
TOTAL SWEDEN		37,248,643
Switzerland - 0.5%
Sulzer AG (Reg.)	6,000	5,280,714
Taiwan - 1.9%
Macronix International Co. Ltd. (a)	19,049,000	6,431,011
PixArt Imaging, Inc.	1,467,000	12,072,072
Prime View International Co. Ltd. (a)	5,413,000	2,529,058
TOTAL TAIWAN		21,032,141
United Kingdom - 6.0%
Autonomy Corp. PLC (a)	700,000	6,415,876
Benfield Group PLC	950,000	6,315,256
Expro International Group PLC	244,005	3,555,958
Meggitt PLC	1,495,431	9,541,728
Michael Page International PLC	869,827	6,703,148
Optos PLC	1,700,000	5,707,240
Renovo Group PLC	6,901,363	20,108,544
Xansa PLC	5,150,000	7,760,664
TOTAL UNITED KINGDOM		66,108,414
United States of America - 9.1%
Allegheny Technologies, Inc.	266,100	20,950,053
Chiquita Brands International, Inc.	900,000	12,330,000
NII Holdings, Inc. (a)	116,800	7,595,504
RTI International Metals, Inc. (a)	228,300	13,999,356
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	587,000	$ 11,704,780
Titanium Metals Corp.	1,122,250	33,083,931
TOTAL UNITED STATES OF AMERICA		99,663,624
TOTAL COMMON STOCKS (Cost $967,524,817)		1,083,956,207
Money Market Funds - 9.5%

Fidelity Cash Central Fund, 5.34% (b)	12,721,965	12,721,965
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	90,676,921	90,676,921
TOTAL MONEY MARKET FUNDS (Cost $103,398,886)		103,398,886
TOTAL INVESTMENT PORTFOLIO - 108.6% (Cost $1,070,923,703)		1,187,355,093
NET OTHER ASSETS - (8.6)%		(94,179,549)
NET ASSETS - 100%		$ 1,093,175,544
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 889,896
Fidelity Securities Lending Cash Central Fund	1,936,235
Total	$ 2,826,131
Income Tax Information
At October 31, 2006, the fund had a capital loss carryforward of approximately $516,738 all of which will expire on October 31, 2013.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

October 31, 2006
Assets
Investment in securities, at value (including securities loaned of $86,550,679) - See accompanying schedule: Unaffiliated issuers (cost $967,524,817)	$ 1,083,956,207
Fidelity Central Funds (cost $103,398,886)	103,398,886
Total Investments (cost $1,070,923,703)		$ 1,187,355,093
Receivable for investments sold		15,259,934
Receivable for fund shares sold		2,444,674
Dividends receivable		1,156,965
Interest receivable		74,208
Receivable from investment adviser for expense reductions		605
Other receivables		358,682
Total assets		1,206,650,161

Liabilities
Payable for investments purchased	$ 18,817,648
Payable for fund shares redeemed	2,609,641
Accrued management fee	924,055
Distribution fees payable	45,153
Other affiliated payables	249,592
Other payables and accrued expenses	151,607
Collateral on securities loaned, at value	90,676,921
Total liabilities		113,474,617

Net Assets		$ 1,093,175,544
Net Assets consist of:
Paid in capital		$ 977,894,603
Undistributed net investment income		3,179,958
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,329,237)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		116,430,220
Net Assets		$ 1,093,175,544

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2006
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($35,673,926 ÷ 2,515,423 shares)	$ 14.18

Maximum offering price per share (100/94.25 of $14.18)	$ 15.05
Class T: Net Asset Value and redemption price per share ($28,308,901 ÷ 2,004,382 shares)	$ 14.12

Maximum offering price per share (100/96.50 of $14.12)	$ 14.63
Class B: Net Asset Value and offering price per share ($7,708,704 ÷ 549,104 shares)A	$ 14.04

Class C: Net Asset Value and offering price per share ($26,320,302 ÷ 1,875,885 shares)A	$ 14.03

Fidelity International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($981,210,056 ÷ 68,977,418 shares)	$ 14.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,953,655 ÷ 981,185 shares)	$ 14.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended October 31, 2006

Investment Income
Dividends		$ 13,145,566
Interest		3,266
Income from Fidelity Central Funds (including $1,936,235 from security lending)		2,826,131
		15,974,963
Less foreign taxes withheld		(1,197,058)
Total income		14,777,905

Expenses
Management fee Basic fee	$ 8,300,425
Performance adjustment	423,756
Transfer agent fees	2,163,979
Distribution fees	348,181
Accounting and security lending fees	492,883
Custodian fees and expenses	398,385
Independent trustees' compensation	3,317
Registration fees	327,338
Audit	56,012
Legal	14,931
Interest	139,137
Miscellaneous	4,124
Total expenses before reductions	12,672,468
Expense reductions	(1,072,152)	11,600,316
Net investment income (loss)		3,177,589
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(559,117)
Investment not meeting investment restrictions	35,982
Foreign currency transactions	(430,569)
Total net realized gain (loss)		(953,704)
Change in net unrealized appreciation (depreciation) on: Investment securities	115,233,371
Assets and liabilities in foreign currencies	1,829
Total change in net unrealized appreciation (depreciation)		115,235,200
Net gain (loss)		114,281,496
Net increase (decrease) in net assets resulting from operations		$ 117,459,085

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	August 2, 2005 (commencement of operations) to October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,177,589	$ 25,230
Net realized gain (loss)	(953,704)	(3,306,632)
Change in net unrealized appreciation (depreciation)	115,235,200	1,195,020
Net increase (decrease) in net assets resulting from operations	117,459,085	(2,086,382)
Distributions to shareholders from net realized gain	(90,957)	-
Share transactions - net increase (decrease)	760,497,703	215,410,790
Redemption fees	1,853,226	132,079
Total increase (decrease) in net assets	879,719,057	213,456,487

Net Assets
Beginning of period	213,456,487	-
End of period (including undistributed net investment income of $3,179,958 and undistributed net investment income of $25,213, respectively)	$ 1,093,175,544	$ 213,456,487

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.41	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- K	- K
Net realized and unrealized gain (loss)	3.74	.40 H
Total from investment operations	3.74	.40
Distributions from net realized gain	-K	-
Redemption fees added to paid in capital E	.03	.01
Net asset value, end of period	$ 14.18	$ 10.41
Total Return B, C, D	36.25%	4.10%
Ratios to Average Net Assets F, J
Expenses before reductions	1.63%	2.67% A
Expenses net of fee waivers, if any	1.63%	1.65%A
Expenses net of all reductions	1.51%	1.54%A
Net investment income (loss)	.02%	(.09)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,674	$ 5,533
Portfolio turnover rate G	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period August 2, 2005 (commencement of operations) to October 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.38	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.01)
Net realized and unrealized gain (loss)	3.74	.38 H
Total from investment operations	3.71	.37
Redemption fees added to paid in capital E	.03	.01
Net asset value, end of period	$ 14.12	$ 10.38
Total Return B, C, D	36.03%	3.80%
Ratios to Average Net Assets F, J
Expenses before reductions	1.85%	2.92%A
Expenses net of fee waivers, if any	1.85%	1.90%A
Expenses net of all reductions	1.74%	1.78%A
Net investment income (loss)	(.20)%	(.33)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,309	$ 2,704
Portfolio turnover rate G	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period August 2, 2005 (commencement of operations) to October 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.02)
Net realized and unrealized gain (loss)	3.74	.38 H
Total from investment operations	3.64	.36
Redemption fees added to paid in capital E	.03	.01
Net asset value, end of period	$ 14.04	$ 10.37
Total Return B, C, D	35.39%	3.70%
Ratios to Average Net Assets F, J
Expenses before reductions	2.45%	3.43% A
Expenses net of fee waivers, if any	2.41%	2.40%A
Expenses net of all reductions	2.30%	2.27%A
Net investment income (loss)	(.76)%	(.82)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,709	$ 1,705
Portfolio turnover rate G	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period August 2, 2005 (commencement of operations) to October 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2006	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.02)
Net realized and unrealized gain (loss)	3.73	.38 H
Total from investment operations	3.63	.36
Redemption fees added to paid in capital E	.03	.01
Net asset value, end of period	$ 14.03	$ 10.37
Total Return B, C, D	35.29%	3.70%
Ratios to Average Net Assets F, J
Expenses before reductions	2.38%	3.32% A
Expenses net of fee waivers, if any	2.38%	2.40%A
Expenses net of all reductions	2.27%	2.29%A
Net investment income (loss)	(.73)%	(.84)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,320	$ 3,317
Portfolio turnover rate G	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period August 2, 2005 (commencement of operations) to October 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Fidelity International Small Cap Opportunities

Years ended October 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	- J
Net realized and unrealized gain (loss)	3.75	.39 G
Total from investment operations	3.80	.39
Distributions from net realized gain	-J	-
Redemption fees added to paid in capital D	.03	.01
Net asset value, end of period	$ 14.23	$ 10.40
Total Return B, C	36.86%	4.00%
Ratios to Average Net AssetsE, I
Expenses before reductions	1.28%	2.25% A
Expenses net of fee waivers, if any	1.28%	1.40%A
Expenses net of all reductions	1.16%	1.31%A
Net investment income (loss)	.37%	.14%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 981,210	$ 197,349
Portfolio turnover rate F	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.40	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.05	- J
Net realized and unrealized gain (loss)	3.74	.39 G
Total from investment operations	3.79	.39
Distributions from net realized gain	- J	-
Redemption fees added to paid in capitalD	.03	.01
Net asset value, end of period	$ 14.22	$ 10.40
Total Return B, C	36.77%	4.00%
Ratios to Average Net Assets E, I
Expenses before reductions	1.25%	2.25% A
Expenses net of fee waivers, if any	1.25%	1.40%A
Expenses net of all reductions	1.14%	1.29%A
Net investment income (loss)	.40%	.16%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,954	$ 2,849
Portfolio turnover rate F	164%	46%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period August 2, 2005 (commencement of operations) to October 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Small Cap Opportunities and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 169,153,678
Unrealized depreciation	(59,160,398)
Net unrealized appreciation (depreciation)	109,993,280
Capital loss carryforward	(516,738)

Cost for federal income tax purposes	$ 1,077,361,813

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 90,957	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,275,575,976 and $1,521,126,280, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged ..27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Fidelity International Small Cap Opportunities, as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in August 2006. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .91% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 60,381	$ 5,079
Class T	.25%	.25%	84,746	10,636
Class B	.75%	.25%	56,129	44,686
Class C	.75%	.25%	146,925	120,497
			$ 348,181	$ 180,898

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 94,260
Class T	19,610
Class B*	9,295
Class C*	5,107
$ 128,272

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for Fidelity International Small Cap Opportunities. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity International Small Cap Opportunities shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 77,944.32
Class T	50,163.29
Class B	22,462.40
Class C	49,167.33
Fidelity International Small Cap Opportunities	1,941,743.22
Institutional Class	22,500.19
	$ 2,163,979

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund, is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,168 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,990,313	5.22%	$ 111,231

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $1,727 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $8,950,571. The weighted average interest rate was 5.34%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following class was in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	2.40%	$ 2,310

Annual Report

8. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,069,602 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Fidelity International Small Cap Opportunities	$ 240

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposed of its remediation.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net realized gain
Class A	$ 2,067	$ -
Fidelity International Small Cap Opportunities	87,898	-
Institutional Class	992	-
Total	$ 90,957	$ -

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31, 2006	Year ended October 31, 2005 A	Year ended October 31, 2006	Year ended October 31, 2005 A
Class A
Shares sold	2,562,140	533,911	$ 35,143,597	$ 5,543,122
Reinvestment of distributions	162	-	1,916	-
Shares redeemed	(578,488)	(2,302)	(7,816,655)	(24,252)
Net increase (decrease)	1,983,814	531,609	$ 27,328,858	$ 5,518,870
Class T
Shares sold	1,977,012	262,396	$ 27,202,466	$ 2,707,886
Shares redeemed	(233,065)	(1,961)	(3,118,693)	(19,686)
Net increase (decrease)	1,743,947	260,435	$ 24,083,773	$ 2,688,200
Class B
Shares sold	498,394	169,923	$ 6,815,227	$ 1,745,697
Shares redeemed	(113,628)	(5,585)	(1,550,424)	(57,751)
Net increase (decrease)	384,766	164,338	$ 5,264,803	$ 1,687,946
Class C
Shares sold	1,745,210	322,125	$ 24,032,601	$ 3,329,826
Shares redeemed	(189,077)	(2,373)	(2,515,739)	(24,472)
Net increase (decrease)	1,556,133	319,752	$ 21,516,862	$ 3,305,354
Fidelity International Small Cap Opportunities
Shares sold	93,068,555	19,620,455	$ 1,259,777,775	$ 205,992,728
Reinvestment of distributions	6,974	-	82,435	-
Shares redeemed	(43,072,008)	(646,558)	(586,736,058)	(6,587,124)
Net increase (decrease)	50,003,521	18,973,897	$ 673,124,152	$ 199,405,604
Institutional Class
Shares sold	1,299,662	274,003	$ 17,883,260	$ 2,804,816
Reinvestment of distributions	83	-	980	-
Shares redeemed	(592,563)	-	(8,704,985)	-
Net increase (decrease)	707,182	274,003	$ 9,179,255	$ 2,804,816

A For the period August 2, 2005 (commencement of operations) to October 31, 2005.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments as of October 31, 2006, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for the year then ended and for the period August 2, 2005 (commencement of operations) to October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights the year then ended and for the period August 2, 2005 (commencement of operations) to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003- present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of the fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Andrew Sassine (42)

Year of Election or Appointment: 2005

Vice President of the fund. Mr. Sassine also serves as Vice President for other funds advised by FMR. Prior to his current responsibilities, Mr. Sassine worked as a research analyst and portfolio manager. Mr. Sassine also serves as a Vice President of FMR and FMR Co., Inc. (2006).

Eric D. Roiter (57)

Year of Election or Appointment: 2005

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2005

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2005

President and Treasurer of the fund. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2005

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2005 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2005 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2005 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.004 and $.001 for the dividend paid within the current fiscal year, ending October 31, 2006.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. The Board noted that it is not possible to evaluate performance in any comprehensive fashion because the fund had been in operation for less than one calendar year. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index and a peer group of mutual funds.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 38% means that 62% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Small Cap Opportunities Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Fidelity International Small Cap Opportunities (retail class) ranked equal to its competitive median for the period, and the total expenses of each of Class A, Class B, Class C, Class T and Institutional Class ranked above its competitive median for the period. The Board considered that the fund commenced operations in August 2005 and that the Advisor classes were above median primarily because of relatively high expenses in basis points due to small fund size. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AILSI-UANN-1206
1.815081.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Small Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B, and Class C are classes of Fidelity®
International Small Cap Fund

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	12	A complete list of the fund's investments with their market values.
Financial Statements	36	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	46	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	56
Trustees and Officers	57
Distributions	68
Board Approval of Investment Advisory Contracts and Management Fees	69

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor International Small Cap Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Life of Fund A
Class A (incl. 5.75% sales charge) B	13.31%	32.59%
Class T (incl. 3.50% sales charge) C	15.73%	33.07%
Class B (incl. contingent deferred sales charge) D	14.28%	33.37%
Class C (incl. contingent deferred sales charge) E	18.34%	33.70%

A From September 18, 2002.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower. Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 2%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

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$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Fund - Class T on September 18, 2002, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ben Paton, Tokuya Sano and Wilson Wong, Co-Portfolio Managers of Fidelity Advisor International Small Cap Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

During the past year, the fund's Class A, Class T, Class B and Class C shares rose 20.22%, 19.93%, 19.28% and 19.34%, respectively (excluding sales charges), versus 23.55% for the MSCI EAFE Small Cap index. Weak results in the Europe/Africa/Middle East subportfolio - in particular, unsuccessful positions in the United Kingdom and in energy and materials stocks - hurt the most versus the index. For example, not owning Swedish zinc producer Boliden was costly, as zinc prices soared, causing the stock to follow suit. Healthcare Enterprise Group, a U.K. health care device company, faltered because of an acquisition that reported unexpected losses. Performance also suffered due to Japan-based Kura Corp., a restaurant operator; Tanzanite One, a Bermuda-incorporated miner of the blue gemstone tanzanite; and Downer EDI, an Australian engineering company. Conversely, both the Japanese and Pacific Basin ex Japan subportfolios outperformed their respective index components. On a sector basis, financials and information technology helped, with Italian stock Banca Italease leading the way. Other positives included Japanese auto parts maker Nissin Kogyo and the timely sale of DaVinci Advisors, a real estate stock. In the Pacific Basin ex Japan subportfolio, contributors included two Australian companies: engineering services provider WorleyParsons and Bradken, a supplier of consumable products to the mining and rail industries. In absolute terms, currency fluctuations bolstered the fund's gains.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 890.50	$ 7.86
Hypothetical A	$ 1,000.00	$ 1,016.89	$ 8.39
Class T
Actual	$ 1,000.00	$ 889.40	$ 9.00
Hypothetical A	$ 1,000.00	$ 1,015.68	$ 9.60
Class B
Actual	$ 1,000.00	$ 887.30	$ 11.42
Hypothetical A	$ 1,000.00	$ 1,013.11	$ 12.18
Class C
Actual	$ 1,000.00	$ 887.30	$ 11.32
Hypothetical A	$ 1,000.00	$ 1,013.21	$ 12.08
International Small Cap
Actual	$ 1,000.00	$ 892.40	$ 6.11
Hypothetical A	$ 1,000.00	$ 1,018.75	$ 6.51
Institutional Class
Actual	$ 1,000.00	$ 892.30	$ 6.20
Hypothetical A	$ 1,000.00	$ 1,018.65	$ 6.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.65%
Class T	1.89%
Class B	2.40%
Class C	2.38%
International Small Cap	1.28%
Institutional Class	1.30%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2006
Japan 31.2%
United Kingdom 19.2%
Australia 10.5%
United States of America 5.1%
Canada 3.7%
France 3.2%
Germany 3.1%
Italy 2.9%
Bermuda 2.5%
Other 18.6%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2006
Japan 32.2%
United Kingdom 18.1%
Australia 9.6%
Canada 3.9%
South Africa 3.8%
United States of America 2.8%
Italy 2.8%
Bermuda 2.4%
Germany 2.2%
Other 22.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	96.1	98.7
Bonds	0.3	0.3
Short-Term Investments and Net Other Assets	3.6	1.0
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Banca Italease Spa (Italy, Diversified Financial Services)	2.3	1.9
Icade SA (France, Real Estate Management & Development)	1.3	0.1
Nissin Kogyo Co. Ltd. (Japan, Auto Components)	1.2	0.9
Steinhoff International Holdings Ltd. (South Africa, Household Durables)	1.1	1.5
Fujikura Ltd. (Japan, Electrical Equipment)	1.1	0.8
Ceske Energeticke Zavody AS (Czech Republic, Electric Utilities)	1.1	0.0
Max Petroleum PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.1	1.0
NOK Corp. (Japan, Auto Components)	1.0	0.1
Nippon Seiki Co. Ltd. (Japan, Auto Components)	0.9	0.7
International Ferro Metals (Australia, Metals & Mining)	0.9	0.6
	12.0
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	16.8	16.5
Materials	16.7	18.7
Industrials	15.1	15.7
Information Technology	11.4	12.8
Financials	11.3	9.8
Energy	10.3	14.5
Health Care	5.4	5.0
Utilities	4.6	1.2
Consumer Staples	3.7	3.7
Telecommunication Services	1.1	1.1

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value (Note 1) (000s)
Australia - 10.5%
Allied Gold Ltd. (a)	11,880,000	$ 3,863
AMP Ltd.	398,700	2,932
Aristocrat Leisure Ltd.	38,800	418
Austbrokers Holdings Ltd.	1,012,159	3,173
Australian Stock Exchange Ltd.	191,909	5,259
Australian Wealth Management Ltd.	2,709,087	5,453
Babcock & Brown Japan Property Trust	1,297,100	1,943
Billabong International Ltd.	307,700	3,735
Bradken Ltd.	1,417,195	6,703
Brambles Industries Ltd. (d)	308,500	2,981
Caltex Australia Ltd.	36,000	617
Capital-XX Ltd.	2,262,572	3,129
Centamin Egypt Ltd. (a)	5,903,500	2,984
Cochlear Ltd.	163,900	7,064
Computershare Ltd.	1,284,572	7,657
David Jones Ltd.	590,500	1,655
Dominos Pizza Australia New Zealand Ltd.	2,778,220	6,990
Downer EDI Ltd.	581,057	2,897
Dwyka Diamonds Ltd. (a)	6,949,000	2,717
Elixir Petroleum Ltd. (a)	2,002,140	630
Elkedra Diamonds NL (a)	5,953,671	2,470
Energy Resources of Australia Ltd.	129,200	1,774
European Gas Ltd. (a)	1,673,600	894
Fox Resources Ltd. warrants 6/30/07 (a)	342,636	252
Hastie Group Ltd.	2,126,299	4,000
HFA Holdings Ltd.	2,152,000	3,099
IBT Education Ltd.	153,450	227
International Ferro Metals (e)	24,719,526	17,682
Invocare Ltd.	67,700	278
Jumbuck Entertainment Ltd. (a)	841,100	1,205
Kimberley Diamond Co. NL (a)	855,800	696
Macquarie Goodman Group unit	295,700	1,515
Metcash Ltd.	2,138,000	7,084
Mineral Commodities Ltd. (a)(e)	7,900,000	948
Mineral Deposits Ltd. (a)	4,233,200	5,112
Mintails Ltd. (a)	6,289,600	974
Monto Minerals Ltd. (a)	8,525,252	1,504
Monto Minerals Ltd. warrants 5/25/09 (a)	1,485,934	11
Mortgage Choice Ltd.	2,133,191	4,426
Multiplex Group unit	1,238,000	3,527
Newcrest Mining Ltd.	23,800	439
Novera Energy Ltd. (a)	488,000	521
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Australia - continued
Oakton Ltd.	130,715	$ 419
Paladin Resources Ltd. (a)(d)	1,443,600	6,448
Patties Food Ltd.	1,035,200	1,402
Phosphagenics Ltd. (a)	9,040,000	2,449
QBE Insurance Group Ltd.	257,323	4,920
Reverse Corp. Ltd.	1,073,700	2,934
Rinker Group Ltd.	82,700	1,188
Roc Oil Co. Ltd. (United Kingdom) (a)	3,700,112	10,022
SAI Global Ltd.	98,900	274
Seek Ltd.	1,350,239	5,561
Sigma Pharmaceuticals Ltd.	1,517,600	3,031
SMS Management & Technology Ltd.	166,300	530
Sonic Healthcare Ltd.	89,400	910
Sphere Investments Ltd. (a)	2,038,159	1,988
Summit Resources Ltd. (a)	1,039,620	1,787
Sylvania Resources Ltd. (a)	7,484,597	5,331
Sylvania Resources Ltd. (United Kingdom) (a)	4,923,630	3,616
Tanami Gold NL	19,652,484	2,815
Tattersall's Ltd.	665,464	1,875
United Group Ltd.	320,421	3,624
Woodside Petroleum Ltd.	45,600	1,326
Woolworths Ltd.	394,926	6,326
WorleyParsons Ltd.	172,430	2,423
TOTAL AUSTRALIA		202,637
Austria - 0.3%
Oesterreichische Elektrizitaetswirtschafts AG (Verbund)	106,900	5,336
Belgium - 0.1%
Punch International NV (a)	17,350	2,024
Bermuda - 2.5%
Aquarius Platinum Ltd. (United Kingdom)	539,400	10,052
Hi Sun Technology (China) Ltd. (a)	2,106,000	406
Katanga Mining Ltd. (a)	233,800	1,320
Pacific Basin Shipping Ltd.	2,030,000	1,305
Peace Mark Holdings Ltd.	3,750,000	2,556
Petra Diamonds Ltd. (a)	2,502,406	5,847
Ports Design Ltd.	1,798,000	3,126
RC Group (Holdings) Ltd.	2,139,000	2,693
SeaDrill Ltd. (a)	502,921	7,132
Tanzanite One Ltd. (e)	5,808,701	9,086
Trefoil Ltd. (a)	385,100	2,698
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Bermuda - continued
Xceldiam Ltd. (e)	3,318,255	$ 1,946
Xceldiam Ltd. warrants 11/16/07 (a)	1,659,127	222
TOTAL BERMUDA		48,389
British Virgin Islands - 0.4%
Albidon Ltd. unit (a)	1,469,000	1,646
BDI Mining Corp. (a)(e)	8,728,890	3,288
Kalahari Energy (a)(g)	1,451,000	1,814
Titanium Resources Group Ltd.	959,090	1,134
TOTAL BRITISH VIRGIN ISLANDS		7,882
Canada - 3.4%
AirSea Lines (g)	1,862,300	1,189
AirSea Lines warrants 6/14/08 (a)(g)	1,862,300	0
Altius Minerals Corp. (a)	533,806	3,842
Antrim Energy, Inc. (a)	714,540	2,482
Antrim Energy, Inc. (United Kingdom)	800,000	2,762
Bankers Petroleum Ltd. (a)	3,767,000	2,282
Brazilian Diamonds Ltd. (a)	332,000	41
First Quantum Minerals Ltd.	190,271	10,872
Grove Energy Ltd. (a)	1,964,140	1,161
Lionore Mining International Ltd. (a)	474,540	4,003
MagIndustries Corp. (a)	7,216,960	6,107
Oilexco, Inc. (a)	1,394,525	8,360
Platinum Group Metals Ltd. (a)	407,100	696
Rock Well Petroleum, Inc. (g)	770,400	1,029
Starfield Resources, Inc. (a)(e)	13,019,181	3,247
Starfield Resources, Inc.:
warrants 5/9/07 (a)(g)	1,313,025	9
warrants 1/21/08 (a)(g)	1,678,100	89
Stealth Ventures Ltd. (a)	966,500	1,178
Stealth Ventures Ltd. warrants 3/12/08 (a)(g)	483,250	110
StrataGold Corp. (a)	2,976,400	2,704
SXR Uranium One, Inc. (a)	475,740	5,409
Tenke Mining Corp. (a)	103,000	1,373
Visual Defence, Inc. (a)(e)	5,963,100	2,673
Western Canadian Coal Corp.	1,554,418	2,894
Western Canadian Coal Corp. (United Kingdom) (a)	548,286	1,098
TOTAL CANADA		65,610
Cayman Islands - 0.4%
Computime Group Ltd.	2,048,000	761
EcoGreen Fine Chemical Group Ltd.	2,346,000	573
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Cayman Islands - continued
Hopefluent Group Holdings Ltd.	20,000	$ 8
Kingboard Chemical Holdings Ltd.	149,000	530
New World China Land Ltd.	3,470,000	1,664
Prime Success International Group Ltd.	2,718,000	2,230
Shimao Property Holdings Ltd.	648,000	873
Wasion Meters Group Ltd.	2,030,000	848
TOTAL CAYMAN ISLANDS		7,487
China - 0.9%
BYD Co. Ltd. (H Shares) (a)	363,000	978
China International Marine Containers Co. Ltd. (B Shares)	1,115,800	1,571
China Merchants Bank Co. Ltd. (H Shares) (a)	1,663,500	2,597
China Oilfield Services Ltd. (H Shares)	2,664,000	1,497
China Shipping Development Co. Ltd. (H Shares)	1,286,000	1,399
Dalian Port (PDA) Co. Ltd. (H Shares)	2,188,000	1,058
Guangzhou R&F Properties Co. Ltd. (H Shares)	696,000	1,137
Home Inns & Hotels Management, Inc. sponsored ADR	2,200	54
Hunan Non-Ferrous Metals Corp. Ltd. (H Shares)	3,026,000	1,432
Industrial & Commercial Bank of China	2,524,000	1,129
London Asia Chinese Private Equity Fund Ltd. (a)	473,800	1,008
Nine Dragons Paper (Holdings) Ltd.	1,154,000	1,469
Parkson Retail Group Ltd.	36,000	150
Shenzhou International Group Holdings Ltd.	2,768,000	1,146
Yantai Changyu Pioneer Wine Co. (B Shares)	327,210	1,115
TOTAL CHINA		17,740
Cyprus - 0.1%
Buried Hill Energy (Cyprus) PLC (g)	1,947,000	2,142
Czech Republic - 1.1%
Ceske Energeticke Zavody AS	533,600	21,101
Finland - 0.6%
Inion OY (a)(e)	3,740,300	1,677
Nokian Tyres Ltd.	348,000	6,663
Tekla Oyj (A Shares)	344,180	2,886
TOTAL FINLAND		11,226
France - 3.2%
BVRP Software SA (a)	98,706	1,914
Carbone Lorraine	27,400	1,526
Carrefour SA	50,000	3,047
Constructions Industrielles dela Mediterranee SA	9,300	1,319
Common Stocks - continued
	Shares	Value (Note 1) (000s)
France - continued
Electricite de France	90,900	$ 5,512
Groupe Open SA (a)(d)	51,442	867
Groupe Promeo	32,130	1,538
Guerbet SA	8,400	1,406
Icade SA	435,318	25,843
Sechilienne-Sidec	94,320	3,612
Tessi SA	43,953	2,776
The Lisi Group	22,500	1,581
Veolia Environnement	166,000	10,164
TOTAL FRANCE		61,105
Germany - 3.1%
Articon-Integralis AG (Reg.) (a)	195,779	825
Deutz AG (a)(d)	1,027,100	10,344
E.ON AG	93,000	11,196
ElringKlinger AG	18,284	972
Fresenius Medical Care AG	108,100	14,424
Grenkeleasing AG	25,918	1,069
Kontron AG	120,300	1,749
Merck KGaA	18,831	1,985
Parsytec AG (a)	153,836	1,198
Pfleiderer AG	164,259	4,462
PSI AG (a)	387,761	2,227
Pulsion Medical Systems AG (a)	98,511	742
RWE AG	52,000	5,139
SGL Carbon AG (a)	200,700	4,396
TOTAL GERMANY		60,728
Greece - 0.9%
Autohellas SA	259,430	1,556
Fourlis Holdings SA	110,000	2,134
Marfin Financial Group Holdings SA	45,000	2,270
Sarantis SA (Reg.)	1,159,018	11,243
TOTAL GREECE		17,203
Hong Kong - 1.2%
Bank of East Asia Ltd.	275,000	1,314
Cafe de Coral Holdings Ltd.	976,000	1,526
China Overseas Land & Investment Ltd.	1,424,000	1,298
Citic International Financial Holdings Ltd.	858,000	576
CNPC (Hong Kong) Ltd.	3,180,000	1,595
Esprit Holdings Ltd.	389,000	3,766
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Hong Kong - continued
Fairwood Holdings Ltd. (f)	928,500	$ 920
Hong Kong Aircraft & Engineering Co.	11,200	142
Industrial & Commercial Bank of China (Asia) Ltd.	820,000	1,421
Li & Fung Ltd.	924,000	2,418
Lifestyle International Holdings Ltd.	451,000	874
Sa Sa International Holdings Ltd.	1,028,000	365
Tai Cheung Holdings Ltd.	1,384,000	683
Vtech Holdings Ltd.	882,000	4,434
Wing Lung Bank Ltd.	122,700	1,167
TOTAL HONG KONG		22,499
India - 0.2%
Great Eastern Energy Corp. Ltd. GDR	909,000	2,124
Noida Toll Bridge Co. Ltd. GDR	454,051	1,975
TOTAL INDIA		4,099
Indonesia - 0.1%
PT Bank Niaga Tbk	15,019,000	1,434
PT Perushahaan Perkebunan London Sumatra Tbk	1,526,500	775
PT Telkomunikasi Indonesia Tbk Series B	592,000	546
TOTAL INDONESIA		2,755
Ireland - 0.7%
Adwalker PLC (a)(e)	9,125,000	413
Glanbia PLC	1,135,500	4,348
Kenmare Resources PLC (a)	2,640,000	1,964
Kenmare Resources PLC warrants 7/23/09 (a)	1,712,500	751
Minco PLC (a)	300,000	47
Petroceltic International PLC (a)(d)	13,644,934	3,384
Providence Resources PLC (a)	1,675,130	141
Trinity Biotech PLC sponsored ADR (a)	227,325	2,085
Vimio PLC (a)	867,300	935
TOTAL IRELAND		14,068
Israel - 0.6%
Advanced Vision Technology Ltd. (a)	133,900	1,786
Israel Chemicals Ltd.	611,900	3,495
Leadcom Integrated Solutions	3,601,400	4,053
Metal-Tech Ltd.	575,500	1,756
MTI Wireless Edge Ltd.	705,128	632
TOTAL ISRAEL		11,722
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Italy - 2.9%
Banca Italease Spa	790,700	$ 44,157
Bastogi Spa (a)	3,339,200	861
Enel Spa ADR	543,800	5,220
ERG Spa	109,100	2,285
Lottomatica Spa	81,000	2,957
Teleunit Spa (e)	12,719,158	1,122
TOTAL ITALY		56,602
Japan - 31.2%
Abc-Mart, Inc.	320,300	7,230
Access Co. Ltd. (a)	515	1,013
Access Co. Ltd. (a)(d)	181	1,206
Advanced Media, Inc. (a)	64	167
Aeon Fantasy Co. Ltd.	55,300	1,967
Aichi Steel Corp. (d)	280,000	1,666
Ain Pharmaciez, Inc.	38,000	695
Alpen Co. Ltd.	51,200	1,541
AOC Holdings, Inc.	70,500	1,278
AOI Electronics Co. Ltd.	79,000	1,800
Ariake Japan Co. Ltd. (d)	115,300	2,119
Asahi Diamond Industrial Co. Ltd.	231,000	1,523
Asics Corp.	137,000	1,835
Asset Managers Co. Ltd. (d)	931	2,547
Atect Corp.	17,100	224
Atrium Co. Ltd.	98,700	3,367
Axell Corp.	490	1,550
Bic Camera, Inc.	48	67
Bit-isle, Inc.	284	1,428
Bookoff Corp.	151,200	2,760
C. Uyemura & Co. Ltd.	42,400	2,799
Canon Fintech, Inc.	72,900	1,318
Casio Micronics Co. Ltd.	181,900	2,003
Chiba Bank Ltd.	458,000	4,104
Chiyoda Corp.	129,000	2,338
Chugoku Marine Paints Ltd.	49,000	307
Chuo Denki Kogyo Co. Ltd. (d)	30,000	114
CMIC Co. Ltd. (d)	1,990	521
Create SD Co. Ltd.	65,900	1,076
Daido Metal Co. Ltd. (d)	784,000	5,175
Daido Steel Co. Ltd.	1,192,000	7,776
Daikokutenbussan Co. Ltd.	44,100	914
Daiseki Co. Ltd.	79,500	1,920
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Daito Gyorui Co. Ltd.	93,000	$ 200
Daiwa Securities Group, Inc.	158,000	1,793
Daiwabo Information System Ltd. (d)	285,500	3,586
Denyo Co. Ltd.	49,600	537
Descente Ltd. (d)	220,000	1,117
Ebara Corp. (d)	311,000	1,215
Eiken Chemical Co. Ltd.	122,700	1,194
Elpida Memory, Inc. (a)	41,100	1,919
Endo Lighting Corp.	177,900	1,688
EPS Co. Ltd. (d)	996	2,333
Fast Retailing Co. Ltd.	48,500	4,590
FCC Co. Ltd. (d)	71,800	1,651
FinTech Global, Inc. (d)	1,812	1,642
Fujikura Ltd. (d)	1,999,000	21,381
Fullcast Co. Ltd. (d)	1,033	3,047
Furukawa Electric Co. Ltd.	956,000	6,825
Futaba Industrial Co. Ltd. (d)	102,000	2,333
Gentosha, Inc. (d)	111	459
Hamamatsu Photonics KK (d)	145,100	4,193
Harmonic Drive Systems, Inc.	306	1,672
Haseko Corp. (a)(d)	876,500	3,013
Heiwa Real Estate Co. Ltd. (d)	290,000	1,946
Hikari Tsushin, Inc.	247,800	13,051
Hioki EE Corp.	32,300	994
Hiroshima Bank Ltd.	451,000	2,695
Hitachi Construction Machinery Co. Ltd.	369,900	8,792
Hitachi Maxell Ltd.	138,500	2,031
Hokuriku Electric Industry (d)	882,000	2,519
Hokuto Corp.	178,900	2,941
Ibiden Co. Ltd.	34,000	1,782
Inpex Holdings, Inc.	235	1,921
Intelligence Ltd. (d)	718	1,559
Internet Research Institute, Inc. (d)	1,474	916
Iriso Electronics Co. Ltd.	62,400	2,241
Ishihara Chemical Co. Ltd.	38,500	762
Ishikawajima-Harima Heavy Industries Co. Ltd.	1,408,000	4,743
Itochu Corp.	734,000	5,849
ITOCHU Techno-Solutions Corp. (d)	21,600	1,208
Japan Communications, Inc. (a)(d)	333	104
Japan Digital Contents Trust, Inc. (a)	725	209
Jastec Co. Ltd.	141,300	1,258
JGC Corp.	108,000	1,681
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Joint Corp.	33,000	$ 1,298
JSR Corp.	126,300	3,175
Juroku Bank Ltd.	179,000	1,015
Kakaku.com, Inc. (d)	607	1,806
Kenedix, Inc.	312	1,753
Kibun Food Chemifa Co. Ltd. (d)	66,900	677
Kitagawa Seiki Co. Ltd.	31,500	225
KK daVinci Advisors (a)	2,823	3,089
Kobayashi Pharmaceutical Co. Ltd.	109,400	4,200
Koito Manufacturing Co. Ltd.	149,000	2,106
Konica Minolta Holdings, Inc. (d)	479,000	6,381
Kubota Corp.	59,000	516
Kura Corp. Ltd.	4,979	11,537
Kurita Water Industries Ltd.	86,800	1,774
Link Theory Holdings Co. Ltd. (d)	120	228
Lintec Corp.	150,300	3,431
Mandom Corp.	25,200	614
Mazda Motor Corp.	940,000	6,357
Media Global Links Co. Ltd.	473	1,209
Meganesuper Co. Ltd.	20	0
Meiko Electronics Co. Ltd.	141,300	5,678
Micronics Japan Co. Ltd. (d)	200,100	5,680
Mitsuba Corp.	277,000	2,027
Mitsubishi Gas Chemical Co., Inc.	985,000	9,382
Mitsubishi Materials Corp. (d)	433,000	1,707
Mitsubishi Rayon Co. Ltd.	99,000	625
Mitsui Engineering & Shipbuilding Co.	770,000	2,870
Mitsui O.S.K. Lines Ltd.	705,000	5,877
Miyachi Corp.	39,100	690
Mori Seiki Co. Ltd. (d)	93,600	1,957
Murata Manufacturing Co. Ltd.	131,000	9,162
Nabtesco Corp.	132,000	1,586
Nachi-Fujikoshi Corp.	1,045,000	5,191
Nafco Co. Ltd.	34,600	958
NEOMAX Co. Ltd. (d)	325,000	5,974
NGK Spark Plug Co. Ltd. (d)	631,000	13,299
NHK Spring Co. Ltd.	321,000	3,549
NIC Corp.	224,900	1,850
Nidec Copal Electronics Corp. (d)	308,900	2,113
Nidec Corp.	44,100	3,375
Nihon Ceratec Co. Ltd. (d)	283	733
Nihon Dempa Kogyo Co. Ltd. (d)	327,400	13,436
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Nihon Micro Coating Co. Ltd.	35,600	$ 258
Nihon Trim Co. Ltd. (d)	193,500	9,314
Nihonwasou Holdings, Inc.	6	6
Nikkiso Co. Ltd.	316,000	2,713
Nippon Chemiphar Co. Ltd. (a)(d)	301,000	1,969
Nippon Denko Co. Ltd. (d)	1,904,000	7,456
Nippon Mining Holdings, Inc.	77,000	575
Nippon Oil Corp.	204,000	1,517
Nippon Paint Co. Ltd.	970,000	5,208
Nippon Seiki Co. Ltd.	757,000	18,090
Nippon Soda Co. Ltd. (a)	330,000	1,744
Nissei Corp.	97,900	963
Nissin Kogyo Co. Ltd.	968,100	23,176
NOK Corp.	732,700	19,232
Noritake Co. Ltd.	287,000	1,453
NTN Corp.	165,000	1,359
Obara Corp.	1,100	43
Oiles Corp.	64,500	1,530
Optex Co. Ltd. (d)	32,400	906
Optoelectronics Co. Ltd.	37,100	980
Otaki Gas Co. Ltd.	15,000	78
Otsuka Corp. (d)	23,100	2,536
Pacific Metals Co. Ltd.	154,000	1,323
Phoenix Electric Co. Ltd. (d)	238,100	1,460
Pigeon Corp. (d)	68,800	1,259
Produce Co. Ltd.	364	2,652
Ray Corp.	189,100	404
Rex Holdings Co. Ltd. (d)	1,683	2,921
Round One Corp.	569	2,325
Royal Holdings Co. Ltd.	84,700	1,167
Ryobi Ltd.	254,000	2,026
Saison Information Systems Co. Ltd.	118,300	1,135
Saizeriya Co. Ltd. (d)	73,700	965
Sammy NetWorks Co. Ltd. (d)	1,083	5,648
Sanyo Special Steel Co. Ltd.	143,000	952
Sato Corp.	201,200	3,819
Sawai Pharmaceutical Co. Ltd. (d)	48,800	2,257
SBI Holdings, Inc.	2,969	1,084
Sega Sammy Holdings, Inc.	62,100	1,561
Sekisui Plastics Co. Ltd.	128,000	439
Seria Co. Ltd.	577	977
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Shaddy Co. Ltd. (d)	142,000	$ 1,808
Shibaura Electronics Co. Ltd.	121,300	2,152
Shikoku Chemicals Corp. (d)	105,000	614
Shin-Kobe Electric Machinery Co. Ltd.	104,000	554
Shinohara Systems of Construction Co. Ltd. (a)	345	767
Shizuki Electric Co., Inc.	405,000	1,766
Showa Denko KK	569,000	2,481
St. Marc Holdings Co. Ltd.	18,500	1,237
Star Micronics Co. Ltd.	256,400	4,768
Starbucks Coffee Japan Ltd.	2,348	1,016
Stella Chemifa Corp. (d)	58,200	1,951
Sumco Corp.	42,400	3,016
Sumitomo Corp.	481,100	6,326
Sumitomo Metal Industries Ltd.	827,000	3,111
Sumitomo Metal Mining Co. Ltd.	290,000	3,811
Sumitomo Titanium Corp. (d)	15,200	1,805
Sumitomo Trust & Banking Co. Ltd.	186,000	2,001
Sun Frontier Fudousan Co. Ltd.	450	1,027
Sunx Ltd.	284,100	3,031
Sysmex Corp. (d)	84,100	3,387
T&D Holdings, Inc.	21,800	1,594
Taisei Corp.	283,000	963
Taiyo Ink Manufacturing Co. Ltd.	58,000	3,065
Taiyo Kagaku	87,800	897
Taiyo Nippon Sanso Corp. Tokyo	366,000	3,217
Takiron Co. Ltd.	337,000	1,184
Telewave, Inc. (d)	3,307	6,588
The First Energy Service Co. Ltd. (a)(d)	165	175
Toagosei Co. Ltd.	423,000	1,624
Toc Co. Ltd.	78,500	428
Tohcello Co. Ltd.	135,500	1,732
Tokai Carbon Co. Ltd. (d)	180,000	1,216
Token Corp. (d)	153,710	11,604
Tokuyama Corp.	122,000	1,535
Tokyo Gas Co. Ltd. (d)	297,000	1,516
Tokyo Seimitsu Co. Ltd.	12,600	609
Tomen Devices Corp.	65,100	1,350
TonenGeneral Sekiyu KK (d)	147,000	1,400
Toray Industries, Inc.	188,000	1,355
Toshiba Machine Co. Ltd.	328,000	2,961
Toyo Ink Manufacturing Co. Ltd.	127,000	513
Trancom Co. Ltd.	83,800	1,594
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Trend Micro, Inc.	57,500	$ 1,844
Tyo Productions, Inc. (d)	101,500	399
Ulvac, Inc.	55,600	1,631
Unicom Group Holdings, Inc.	154,500	1,878
Usen Corp. (d)	205,690	2,040
V Technology Co. Ltd. (d)	145	707
Village Vanguard Co. Ltd. (d)	163	985
Wacom Co. Ltd. (d)	334	742
Wiz Co. Ltd.	297	853
Yachiyo Industry Co. Ltd.	76,600	1,772
Yahoo! Japan Corp.	1,836	714
Yamada Denki Co. Ltd.	123,990	12,340
Yaskawa Electric Corp. (d)	271,000	2,892
Yokogawa Electric Corp.	247,900	3,402
Yoshimoto Kogyo Co. Ltd.	52,900	963
TOTAL JAPAN		603,439
Korea (South) - 0.7%
CDNetworks Co. Ltd. (a)	827	28
Hite Brewery Co. Ltd.	4,633	551
Korean Reinsurance Co.	61,966	700
LG Dacom Corp.	70,720	1,644
LG Household & Health Care Ltd.	28,820	2,661
NHN Corp.	8,466	840
Nice e-Banking Services	8,970	371
Orion Corp.	3,590	972
Pyeong San Co. Ltd.	14,925	384
SFA Engineering Corp.	25,920	812
SK Corp.	11,180	820
STX Pan Ocean Co. Ltd.	2,327,000	1,285
Taewoong Co. Ltd.	49,925	1,380
YBM Sisa.com, Inc.	71,707	1,549
TOTAL KOREA (SOUTH)		13,997
Luxembourg - 0.3%
SES Global SA FDR (France)	319,100	4,892
Malaysia - 0.2%
Kulim Malaysia BHD	1,300,400	1,659
Steppe Cement Ltd. (a)	636,100	2,305
TOTAL MALAYSIA		3,964
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Netherlands - 0.3%
Bateman Engineering NV	349,377	$ 2,006
Engel East Europe NV	1,448,532	3,295
TOTAL NETHERLANDS		5,301
New Zealand - 0.6%
Fisher & Paykel Healthcare Corp.	1,509,151	4,227
Freightways Ltd.	353,460	959
Sky City Entertainment Group Ltd.	1,781,777	6,149
TOTAL NEW ZEALAND		11,335
Norway - 2.3%
Aker Kvaerner ASA	22,550	2,346
Camillo Eitzen & Co. ASA (d)	252,400	2,848
Eitzen Maritime Services ASA (a)(d)	68,425	25
Fred Olsen Energy ASA (a)(d)	25,500	1,100
Hafslund ASA (B Shares)	369,270	6,779
Pertra AS (A Shares) (a)	175,642	1,720
ProSafe ASA	172,000	10,999
Schibsted ASA (B Shares)	48,600	1,472
Songa Offshore ASA (a)	751,186	6,694
Stepstone ASA (a)	4,710,000	8,286
TANDBERG ASA	263,700	3,046
TOTAL NORWAY		45,315
Papua New Guinea - 0.2%
Oil Search Ltd.	1,136,300	3,008
Singapore - 2.3%
Advent Air Ltd. (e)	14,719,299	2,948
Banyan Tree Holdings Ltd.	1,038,000	627
Cosco Corp. Singapore Ltd.	3,949,000	4,868
CSE Global Ltd.	1,038,000	766
DBS Group Holdings Ltd.	87,000	1,140
GigaMedia Ltd. (a)	355,600	3,439
HTL International Holdings Ltd.	673,375	510
Keppel Corp. Ltd.	174,000	1,765
Keppel Land Ltd.	823,000	2,906
Osim International Ltd.	1,741,000	1,889
Parkway Holdings Ltd.	3,746,000	6,663
SembCorp Marine Ltd.	809,000	1,777
SIA Engineering Co. Ltd.	1,538,000	3,693
Singapore Petroleum Co. Ltd.	199,000	580
Uol Group Ltd.	2,329,000	5,982
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Singapore - continued
Want Want Holdings Ltd.	2,077,000	$ 3,718
Yanlord Land Group Ltd.	547,000	509
TOTAL SINGAPORE		43,780
South Africa - 1.7%
Barnard Jacobs Mellet Holdings Ltd.	2,661,840	1,742
MTN Group Ltd.	377,102	3,430
Steinhoff International Holdings Ltd.	6,659,732	21,698
Telkom SA Ltd.	146,300	2,716
Wilson Bayly Holmes-Ovcon Ltd.	446,856	4,198
TOTAL SOUTH AFRICA		33,784
Sweden - 1.1%
Hexagon AB (B Shares) (d)	239,511	8,921
Modern Times Group AB (MTG) (B Shares)	227,750	13,118
TOTAL SWEDEN		22,039
Switzerland - 0.3%
Actelion Ltd. (Reg.) (a)	16,588	2,793
Arpida Ltd. (a)	8,195	192
Bucher Holding AG	15,811	1,601
Sulzer AG (Reg.)	2,070	1,822
TOTAL SWITZERLAND		6,408
Taiwan - 0.6%
China Life Insurance Co. Ltd. (a)	2,916,000	1,433
High Tech Computer Corp.	33,000	821
Hung Poo Real Estate Development Co. Ltd.	966,000	1,069
KEE TAI Properties Co. Ltd. (a)	1,920,000	1,126
Shin Kong Financial Holding Co. Ltd.	1,896,700	1,681
Sinyi Realty, Inc.	697,000	1,681
Taiwan Chi Cheng Enterprise Co. Ltd.	580,000	1,547
Taiwan Fertilizer Co. Ltd.	910,000	1,481
TOTAL TAIWAN		10,839
Thailand - 0.3%
Aromatics (Thailand) PCL	931,500	889
Bumrungrad Hospital PCL (For. Reg.)	2,926,900	2,932
Robinson Department Store PCL (For. Reg.) (a)	1,281,100	395
Total Access Communication PCL (a)	311,200	1,245
TOTAL THAILAND		5,461
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Turkey - 0.2%
Dogan Gazetecilik AS (a)	1,979,955	$ 3,777
KOZA, Inc. (a)	93,000	578
TOTAL TURKEY		4,355
United Kingdom - 19.1%
Accuma Group PLC (a)	507,663	2,445
Advanced Fluid Connection PLC (a)	7,009,687	0
Advanced Technology PLC (a)(e)	7,355,000	0
ADVFN PLC (a)	20,254,200	1,120
AeroBox PLC (a)	5,694,657	57
Afren PLC (a)(d)	8,430,660	7,679
African Consolidated Resources PLC	7,758,334	1,295
African Copper PLC (a)	1,677,884	2,096
Air Partner PLC	45,000	698
Alliance Pharma PLC (a)	7,984,200	2,132
Alterian PLC (a)	1,020,800	2,230
Amlin PLC	206,973	1,189
Andor Technology Ltd. (a)	313,644	515
Anglo Asian Mining PLC (a)	4,744,400	1,855
Angus & Ross PLC (a)	4,124,200	1,357
Angus & Ross PLC (a)(g)	2,566,117	760
Appian Technology PLC (a)	4,869,178	720
Appian Technology PLC warrants 2/28/08 (a)(g)	479,045	58
Ascent Resources PLC (a)	11,792,400	2,812
Ascent Resources PLC warrants 12/22/07 (a)	1,500,000	102
Asia Energy PLC (a)	1,478,451	2,623
Atrium Underwriting PLC	257,060	1,109
Autoclenz Holdings PLC	422,000	910
Avanti Screenmedia Group PLC (a)(e)	1,410,260	9,335
Avation PLC (a)	1,526,929	0
Baltic Oil Terminals PLC	1,758,000	6,707
Belitung Zinc Corp. PLC (g)	7,435,490	1,418
BioCare Solutions plc (e)	5,174,719	2,270
Bioprogress PLC (a)(e)	8,454,910	9,152
Blackstar Investors PLC	2,870,000	5,885
Block Shield Corp. PLC (a)	1,103,400	2,547
BowLeven PLC (a)	1,115,160	4,159
British Energy Group PLC (a)	302,200	2,424
Cambrian Mining PLC (e)	6,402,100	15,845
Camco International Ltd.	868,900	854
Cardpoint PLC (a)	345,300	566
CareCapital Group PLC	1,847,500	1,163
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Celsis International PLC (a)	788,248	$ 2,842
Central African Mining & Exploration Co. PLC (a)	12,663,119	10,749
Centurion Electronics PLC (a)(e)	880,024	432
Ceres Power Holding PLC (a)	329,370	1,520
Chaco Resources PLC (a)	10,430,720	2,437
Clapham House Group PLC (a)	494,150	2,295
Cobra Biomanufacturing PLC (a)	396,900	352
Coffeeheaven International PLC (a)	4,440,240	2,880
Corac Group PLC (a)(e)	5,224,104	3,538
Corin Group PLC	742,614	3,683
Countermine PLC (a)(g)	4,939	243
Countermine PLC warrants 7/26/06 (a)(g)	4,939	0
CustomVis PLC (a)	1,558,936	134
DA Group PLC (a)(e)	1,800,165	1,236
Datacash Group PLC	720,000	2,019
Dominion Energy PLC (a)	10,531,300	1,708
Domino's Pizza UK & IRL PLC	1	0
Dream Direct Group PLC (a)	145,000	90
Eclipse Energy Co. Ltd. (a)(g)	102,000	1,459
Econergy International PLC	675,000	1,178
Emerald Energy PLC (a)	552,500	2,034
EnCore Oil PLC (a)	2,690,530	1,527
Eureka Mining PLC (a)	381,700	419
Europa Oil & Gas Holdings PLC (a)	1,000,000	463
Europa Oil & Gas Holdings PLC warrants 11/11/07 (a)	500,000	36
European Diamonds PLC (a)	124,300	25
Faroe Petroleum PLC (a)	1,439,666	3,295
Financial Payment Systems Ltd. (a)(e)	7,787,504	1,485
Firestone Diamonds PLC (a)	1,518,100	3,316
Flomerics Group PLC	449,658	643
Forum Energy PLC (a)	1,419,770	2,383
Gasol PLC (a)(e)	7,750,800	1,257
Gemfields Resources PLC (e)	6,234,200	5,589
GMA Resources PLC (a)(e)	22,946,083	3,939
Goals Soccer Centres PLC	438,850	2,323
Golden Prospect PLC	1,457,800	1,439
Goldshield Group PLC	297,470	1,406
Gyrus Group PLC (a)	486,400	3,363
Hallin Marine Subsea International PLC	1,047,700	1,109
Hambledon Mining PLC (a)	6,343,200	1,512
Hardide Ltd. (a)(e)	8,154,400	1,711
Healthcare Enterprise Group PLC (a)(e)	16,540,108	1,010
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Hot Tuna International PLC (a)	2,349,400	$ 851
Hot Tuna International PLC warrants 2/25/08 (a)(g)	1,179,700	10
Hydrodec Group PLC (a)(e)	13,277,286	8,231
ID Data PLC (a)(e)	84,350,500	925
Ideal Shopping Direct PLC	661,592	3,231
Impact Holdings PLC (a)(e)	10,414,000	2,086
Indago Petroleum Ltd.	2,939,846	2,523
Inova Holding PLC	1,443,461	771
Intec Telecom Systems PLC (a)	1,950,570	1,488
Interbulk Investments PLC (a)(e)	4,899,600	1,682
International Con Minerals Ltd. (a)(g)	2,659,964	798
International Con Minerals Ltd. warrants 10/31/07 (a)(g)	1,329,982	0
Intertek Group PLC	94,110	1,477
iomart Group PLC	2,037,940	3,207
IPSA Group PLC (a)	2,184,605	1,823
Irvine Energy PLC (a)	12,895,900	524
ITE Group PLC	2,420,640	6,568
ITM Power PLC (a)	3,196,490	8,094
Jubilee Platinum PLC (a)(e)	7,171,303	8,789
Kalahari Minerals PLC	3,563,200	1,054
KBC Advanced Technologies PLC (a)	917,600	630
Keronite PLC (a)(g)	13,620,267	1,559
KimCor Diamonds PLC (e)	4,285,000	1,185
KimCor Diamonds PLC warrants 3/15/08 (a)	2,185,000	240
Landround PLC (a)(e)	358,600	188
Lansdowne Oil & Gas PLC	907,620	1,039
Lawrence PLC	964,599	5,465
London Asia Chinese Private Equity Fund Ltd. warrants 3/31/11 (a)	105,400	53
LTG Technologies PLC (a)(e)	19,449,772	1,948
Max Petroleum PLC (d)	11,461,320	21,097
Metals Exploration PLC (a)(e)	3,945,316	2,126
Michelmersh Brick Holdings PLC	109,600	225
MicroEmissive Displays (a)(e)	3,022,300	1,672
Motivcom PLC (e)	1,936,600	3,085
NeutraHealth PLC (a)	6,488,100	1,176
Pan African Resources PLC (a)	3,455,600	338
Peninsular Gold Ltd. (a)	350,000	327
PetroLatina Energy PLC (a)	4,545,755	1,626
PetroLatina Energy PLC warrants 4/30/07 (a)	2,279,573	7
Pilat Media Global PLC (a)	1,026,000	1,365
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Platinum Mining Corp. of India PLC (a)(e)	12,070,800	$ 2,418
Plethora Solutions Holdings PLC (a)	431,818	1,594
PlusNet Technologies Ltd. (a)	1,409,404	5,242
Proteome Sciences PLC (a)	780,842	957
Pureprofile Media PLC (g)	1,108,572	1,057
Pursuit Dynamics PLC (a)	666,667	1,055
Rambler Metals & Mining PLC (a)	1,300,000	1,017
Rheochem PLC (a)(e)	7,753,300	2,034
Rheochem PLC warrants 12/21/07 (a)	4,364,150	105
Ridge Mining PLC (a)	1,739,800	1,477
Sarantel Group PLC Class A (a)	1,819,000	677
Scottish & Southern Energy PLC	209,000	5,238
SDL PLC (a)	948,100	3,979
Serabi Mining PLC (a)	1,590,800	910
Sibir Energy PLC (a)	84,580	653
Sinclair Pharma PLC (a)	2,521,696	5,556
Sinosoft Technology PLC	4,618,900	1,498
Solomon Gold PLC (e)	1,824,300	905
SPI Lasers PLC	565,800	2,024
Spice Holdings PLC	662,000	4,284
SR Pharma plc (a)	2,245,200	749
Stem Cell Sciences PLC (a)	716,649	601
Sterling Energy PLC (a)	3,389,267	1,148
Stratex International PLC	4,191,100	630
SubSea Resources PLC (a)(e)	7,879,100	2,630
SubSea Resources PLC warrants 11/4/09 (a)	1,805,625	284
Synchronica PLC (a)	1,447,320	511
Synergy Healthcare PLC	135,840	1,775
Tanfield Group PLC (a)	6,543,261	5,429
Target Resources PLC	1,020,000	817
Target Resources PLC warrants 7/12/08 (a)	1,020,000	78
Tersus Energy PLC (a)	1,420,122	799
Theratase PLC	1,725,000	2,007
Third Advance Value Realisation Co. Ltd. (a)	507,108	933
Tikit Group PLC	446,100	2,034
TMO Biotec (g)	10,000	572
Toledo Mining Corp. PLC (a)(e)	1,608,144	3,742
Triple Plate Junction PLC (a)	2,463,000	799
Triple Plate Junction PLC warrants 5/9/07 (a)	1,818,750	0
Tristel PLC	30,000	26
UK Coal PLC	809,200	3,774
Unibet Group PLC unit	214,356	4,689
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Vectura Group PLC (a)	2,489,400	$ 4,392
Victoria Oil & Gas PLC (a)	1,855,000	2,618
Virotec International PLC (a)	6,788,332	2,104
Whatman PLC	280,100	1,549
William Ransom & Son PLC	2,973,100	2,637
Windsor PLC	333,530	309
York Pharma PLC (a)	1,070,000	1,970
ZincOx Resources PLC (a)	693,100	3,305
TOTAL UNITED KINGDOM		370,240
United States of America - 1.5%
121Media, Inc. (a)	644,900	11,748
Cyberscan Technology, Inc. (a)(e)	996,527	4,562
Frontera Resources Corp. (a)	1,892,700	1,950
Frontier Mining Ltd. (a)(e)	6,771,600	1,808
Solar Integrated Technologies, Inc. (a)	1,345,573	667
Spacelabs Healthcare, Inc.	707,250	1,727
Uramin, Inc. warrants 7/26/08 (a)(g)	666,666	330
UTEK Corp. (d)	22,500	320
XL TechGroup, Inc. (a)	1,365,380	5,886
TOTAL UNITED STATES OF AMERICA		28,998
TOTAL COMMON STOCKS (Cost $1,554,654)		1,859,510
Nonconvertible Preferred Stocks - 0.1%

United Kingdom - 0.1%
Third Advance Value Realisation Co. Ltd. (a) (Cost $1,344)	757,164	1,401
Investment Companies - 0.0%

United Kingdom - 0.0%
The Greenhouse Fund Ltd. (a) (Cost $404)	2,175,000	456
Corporate Bonds - 0.3%
		Principal Amount (000s)(h)	Value (Note 1) (000s)
Convertible Bonds - 0.3%
Canada - 0.3%
Western Canadian Coal Corp. 7.5% 3/24/11	CAD	7,354	$ 5,830
Nonconvertible Bonds - 0.0%
Norway - 0.0%
Songa Offshore ASA 9% 9/8/10 (f)		$ 600	600
TOTAL CORPORATE BONDS (Cost $6,935)			6,430
Money Market Funds - 9.0%
	Shares
Fidelity Cash Central Fund, 5.34% (b)	76,978,461	76,978
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	96,528,195	96,528
TOTAL MONEY MARKET FUNDS (Cost $173,506)		173,506
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $1,736,843)		2,041,303
NET OTHER ASSETS - (5.4)%		(104,822)
NET ASSETS - 100%		$ 1,936,481
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,520,000 or 0.1% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,646,000 or 0.8% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
AirSea Lines	8/4/06	$ 1,199
AirSea Lines warrants 6/14/08	8/4/06	$ 0
Angus & Ross PLC	8/3/06	$ 969
Appian Technology PLC warrants 2/28/08	2/18/05	$ 0
Belitung Zinc Corp. PLC	1/12/06	$ 1,308
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,142
Countermine PLC	12/22/05	$ 443
Countermine PLC warrants 7/26/06	12/22/05	$ 0
Security	Acquisition Date	Acquisition Cost (000s)
Eclipse Energy Co. Ltd.	4/28/05	$ 1,459
Hot Tuna International PLC warrants 2/25/08	2/14/06	$ 0
International Con Minerals Ltd.	1/30/06	$ 798
International Con Minerals Ltd. warrants 10/31/07	1/30/06	$ 0
Kalahari Energy	9/1/06	$ 1,814
Keronite PLC	8/16/06	$ 1,549
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173
Rock Well Petroleum, Inc.	4/13/06	$ 1,004
Starfield Resources, Inc. warrants 5/9/07	5/18/06	$ 0
Starfield Resources, Inc. warrants 1/21/08	1/17/06	$ 0
Stealth Ventures Ltd. warrants 3/12/08	9/21/06	$ 0
TMO Biotec	10/27/05	$ 535
Uramin, Inc. warrants 7/26/08	8/24/05	$ 0
(h) Principal amount is stated in United States dollars unless otherwise noted.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,843
Fidelity Securities Lending Cash Central Fund	2,546
Total	$ 4,389
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
121Media, Inc.	$ 1,832	$ 915	$ 704	$ -	$ -
Advanced Technology PLC	-	-	-	-	-
Advent Air Ltd.	-	2,523	121	19	2,948
Adwalker PLC	1,292	-	-	-	413
Afren PLC	12,040	2,657	7,151	-	-
Alliance Pharma PLC	2,924	-	318	-	-
Ascent Resources PLC	2,603	526	1,215	-	-
Autoclenz Holdings PLC	-	1,213	290	15	-
Avanti Screenmedia Group PLC	-	7,564	1,837	-	9,335
BDI Mining Corp.	4,646	494	-	-	3,288
BioCare Solutions PLC	-	439	-	-	2,270
Bioprogress PLC	2,479	4,927	1,571	-	9,152
Blackstar Investors PLC	-	5,074	-	-	-
BowLeven PLC	9,158	2,970	4,238	-	-
Cambrian Mining PLC	15,024	3,024	2,644	156	15,845
Centurion Electronics PLC	574	366	-	-	432
Coffeeheaven International PLC	1,580	1,537	1,731	-	-
Corac Group PLC	2,146	283	88	-	3,538
Cyberscan Technology, Inc.	1,725	8,966	-	-	4,562
DA Group PLC	2,490	-	64	-	1,236
Dominion Energy PLC	-	932	-	-	-
Financial Payment Systems Ltd.	-	1,729	-	-	1,485
Forum Energy PLC	2,505	1,207	479	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fox Resources Ltd.	$ 844	$ -	$ 4,134	$ -	$ -
Frontier Mining Ltd.	2,220	256	-	-	1,808
Gasol PLC	-	2,620	263	-	1,257
Gemfields Resources PLC	-	5,312	532	-	5,589
GMA Resources PLC	3,026	1,455	354	-	3,939
Hardide Ltd.	2,909	-	1,050	-	1,711
Healthcare Enterprise Group PLC	10,604	2,028	-	-	1,010
Hot Tuna International PLC	-	2,049	6	-	-
Hydrodec Group PLC	2,730	5,558	1,670	-	8,231
ID Data PLC	1,344	-	-	-	925
Impact Holdings PLC	-	1,944	-	-	2,086
Inion OY	3,466	2,117	-	-	1,677
Interbulk Investments PLC	-	2,006	298	-	1,682
International Ferro Metals	15,854	600	1,630	-	17,682
IPSA Group PLC	2,128	-	1,223	-	-
Jubilee Platinum PLC	3,339	4,414	791	-	8,789
KimCor Diamonds PLC	-	1,147	23	-	1,185
Kura Corp. Ltd.	18,905	588	2,593	15	-
Lambert Howarth Group PLC	6,291	-	5,227	131	-
Landround PLC	582	54	-	-	188
Leadcom Integrated Solutions	4,705	-	1,445	64	-
LTG Technologies PLC	2,294	1,300	16	-	1,948
MagIndustries Corp.	-	13,459	4,582	-	-
Metals Exploration PLC	624	533	194	-	2,126
MicroEmissive Displays	-	1,141	-	-	1,672
Mineral Commodities Ltd.	-	1,802	-	-	948
Mintails Ltd.	-	1,466	244	-	-
Motivcom PLC	3,423	-	147	40	3,085
NeutraHealth PLC	1,719	-	193	-	-
Oil Quest Resources PLC (OLD)	596	-	-	-	-
Pertra AS (A Shares)	-	3,513	1,508	-	-
PetroLatina Energy PLC	-	-	34	-	-
Pilat Media Global PLC	2,244	-	1,894	-	-
Platinum Mining Corp. of India PLC	3,602	-	91	-	2,418
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
PlusNet Technologies Ltd.	$ 7,340	$ 720	$ 845	$ -	$ -
PSI AG	3,396	-	1,893	-	-
Rheochem PLC	1,854	-	258	-	2,034
Solomon Gold PLC	-	1,588	-	-	905
Sphere Investments Ltd.	2,552	-	2,544	-	-
Starfield Resources, Inc.	3,741	1,819	1,083	-	3,247
Stepstone ASA	5,719	-	-	-	-
SubSea Resources PLC	4,362	52	461	-	2,630
Sylvania Resources Ltd.	2,738	557	109	-	-
Sylvania Resources Ltd. (United Kingdom)	-	3,084	-	-	-
Synchronica PLC (formerly, Dat Group PLC)	1,263	-	117	-	-
Taghmen Energy PLC	5,671	-	102	-	-
Tanfield Group PLC	2,911	2,114	5,156	-	-
Tanzanite One Ltd.	4,936	10,260	184	414	9,086
Teleunit Spa	3,683	710	28	94	1,122
Tikit Group PLC	2,436	-	1,014	33	-
Toledo Mining Corp. PLC	982	2,614	313	-	3,742
Visual Defence, Inc.	1,379	1,024	-	-	2,673
Xceldiam Ltd.	2,643	-	-	-	1,946
Total	$ 214,073	$ 127,250	$ 66,700	$ 981	$ 151,845
Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $91,236) - See accompanying schedule: Unaffiliated issuers (cost $1,381,890)	$ 1,715,952
Fidelity Central Funds (cost $173,506)	173,506
Other affiliated issuers (cost $181,447)	151,845
Total Investments (cost $1,736,843)		$ 2,041,303
Cash		79
Foreign currency held at value (cost $464)		464
Receivable for investments sold		41,977
Receivable for fund shares sold		566
Dividends receivable		2,857
Interest receivable		359
Receivable from investment adviser for expense reductions		3
Other receivables		414
Total assets		2,088,022

Liabilities
Payable for investments purchased	$ 46,615
Payable for fund shares redeemed	6,294
Accrued management fee	1,457
Distribution fees payable	54
Other affiliated payables	445
Other payables and accrued expenses	148
Collateral on securities loaned, at value	96,528
Total liabilities		151,541

Net Assets		$ 1,936,481
Net Assets consist of:
Paid in capital		$ 1,186,953
Undistributed net investment income		5,133
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		440,012
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		304,383
Net Assets		$ 1,936,481

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($36,701 ÷ 1,274.8 shares)	$ 28.79

Maximum offering price per share (100/94.25 of $28.79)	$ 30.55
Class T: Net Asset Value and redemption price per share ($41,982 ÷ 1,465.7 shares)	$ 28.64

Maximum offering price per share (100/96.50 of $28.64)	$ 29.68
Class B: Net Asset Value and offering price per share ($11,354 ÷ 401.7 shares) A	$ 28.26

Class C: Net Asset Value and offering price per share ($21,335 ÷ 753.2 shares) A	$ 28.33

International Small Cap: Net Asset Value, offering price and redemption price per share ($1,816,059 ÷ 62,562.3 shares)	$ 29.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,050 ÷ 312.2 shares)	$ 28.99

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands Year ended October 31, 2006
Investment Income
Dividends (including $981 received from other affiliated issuers)		$ 33,534
Interest		499
Income from Fidelity Central Funds (including $2,546 from security lending)		4,389
		38,422
Less foreign taxes withheld		(1,795)
Total income		36,627

Expenses
Management fee Basic fee	$ 21,102
Performance adjustment	2,444
Transfer agent fees	4,929
Distribution fees	752
Accounting and security lending fees	1,162
Custodian fees and expenses	1,238
Independent trustees' compensation	10
Registration fees	88
Audit	102
Legal	48
Interest	38
Miscellaneous	20
Total expenses before reductions	31,933
Expense reductions	(1,487)	30,446
Net investment income (loss)		6,181
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $427)	461,328
Other affiliated issuers	367
Foreign currency transactions	(494)
Total net realized gain (loss)		461,201
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $314)	(42,284)
Assets and liabilities in foreign currencies	(54)
Total change in net unrealized appreciation (depreciation)		(42,338)
Net gain (loss)		418,863
Net increase (decrease) in net assets resulting from operations		$ 425,044

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,181	$ 10,862
Net realized gain (loss)	461,201	242,238
Change in net unrealized appreciation (depreciation)	(42,338)	169,248
Net increase (decrease) in net assets resulting from operations	425,044	422,348
Distributions to shareholders from net investment income	(10,829)	(3,406)
Distributions to shareholders from net realized gain	(234,438)	(45,235)
Total distributions	(245,267)	(48,641)
Share transactions - net increase (decrease)	(456,221)	701,403
Redemption fees	565	1,213
Total increase (decrease) in net assets	(275,879)	1,076,323

Net Assets
Beginning of period	2,212,360	1,136,037
End of period (including undistributed net investment income of $5,133 and undistributed net investment income of $10,862, respectively)	$ 1,936,481	$ 2,212,360

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 26.69	$ 21.25	$ 17.69	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.02)	.05	.02	.02 H
Net realized and unrealized gain (loss)	5.05	6.16	3.83	5.30
Total from investment operations	5.03	6.21	3.85	5.32
Distributions from net investment income	(.05)	(.02)	(.02)	-
Distributions from net realized gain	(2.89)	(.77)	(.31)	-
Total distributions	(2.94)	(.79)	(.33)	-
Redemption fees added to paid in capital E	.01	.02	.04	.02
Net asset value, end of period	$ 28.79	$ 26.69	$ 21.25	$ 17.71
Total Return B, C, D	20.22%	30.16%	22.36%	43.24%
Ratios to Average Net Assets F, J
Expenses before reductions	1.64%	1.66%	1.71%	1.77% A
Expenses net of fee waivers, if any	1.64%	1.66%	1.71%	1.77% A
Expenses net of all reductions	1.58%	1.63%	1.69%	1.74% A
Net investment income (loss)	(.08)%	.21%	.09%	.28% A
Supplemental Data
Net assets, end of period (in millions)	$ 37	$ 35	$ 13	$ 5
Portfolio turnover rate G	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 26.57	$ 21.20	$ 17.68	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.09)	(.01)	(.03)	- H, K
Net realized and unrealized gain (loss)	5.03	6.12	3.83	5.31
Total from investment operations	4.94	6.11	3.80	5.31
Distributions from net investment income	-	-	(.01)	-
Distributions from net realized gain	(2.88)	(.76)	(.31)	-
Total distributions	(2.88)	(.76)	(.32)	-
Redemption fees added to paid in capital E	.01	.02	.04	.02
Net asset value, end of period	$ 28.64	$ 26.57	$ 21.20	$ 17.65
Total Return B, C, D	19.93%	29.72%	22.07%	43.16%
Ratios to Average Net Assets F, J
Expenses before reductions	1.89%	1.92%	1.94%	2.12% A
Expenses net of fee waivers, if any	1.89%	1.91%	1.94%	2.12% A
Expenses net of all reductions	1.83%	1.88%	1.92%	2.09% A
Net investment income (loss)	(.32)%	(.04)%	(.14)%	(.07)% A
Supplemental Data
Net assets, end of period (in millions)	$ 42	$ 42	$ 15	$ 4
Portfolio turnover rate G	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 26.24	$ 20.99	$ 17.62	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.24)	(.14)	(.16)	(.05) H
Net realized and unrealized gain (loss)	4.98	6.08	3.80	5.30
Total from investment operations	4.74	5.94	3.64	5.25
Distributions from net realized gain	(2.73)	(.71)	(.31)	-
Redemption fees added to paid in capital E	.01	.02	.04	.02
Net asset value, end of period	$ 28.26	$ 26.24	$ 20.99	$ 17.52
Total Return B, C, D	19.28%	29.13%	21.21%	42.67%
Ratios to Average Net Assets F, J
Expenses before reductions	2.48%	2.49%	2.63%	2.76% A
Expenses net of fee waivers, if any	2.40%	2.43%	2.63%	2.76% A
Expenses net of all reductions	2.34%	2.40%	2.60%	2.73% A
Net investment income (loss)	(.84)%	(.56)%	(.83)%	(.71)% A
Supplemental Data
Net assets, end of period (in millions)	$ 11	$ 13	$ 5	$ 1
Portfolio turnover rate G	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 26.31	$ 21.04	$ 17.64	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.23)	(.13)	(.12)	(.04) H
Net realized and unrealized gain (loss)	4.99	6.10	3.80	5.31
Total from investment operations	4.76	5.97	3.68	5.27
Distributions from net investment income	-	-	(.01)	-
Distributions from net realized gain	(2.75)	(.72)	(.31)	-
Total distributions	(2.75)	(.72)	(.32)	-
Redemption fees added to paid in capital E	.01	.02	.04	.02
Net asset value, end of period	$ 28.33	$ 26.31	$ 21.04	$ 17.64
Total Return B, C, D	19.34%	29.22%	21.43%	42.83%
Ratios to Average Net Assets F, J
Expenses before reductions	2.38%	2.41%	2.43%	2.57% A
Expenses net of fee waivers, if any	2.38%	2.41%	2.43%	2.57% A
Expenses net of all reductions	2.32%	2.38%	2.40%	2.55% A
Net investment income (loss)	(.81)%	(.54)%	(.62)%	(.52)% A
Supplemental Data
Net assets, end of period (in millions)	$ 21	$ 25	$ 9	$ 1
Portfolio turnover rate G	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - International Small Cap

Years ended October 31,	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.89	$ 21.36	$ 17.71	$ 9.87	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.15	.10	.07 G	(.01)
Net realized and unrealized gain (loss)	5.08	6.19	3.84	7.75	(.12)
Total from investment operations	5.16	6.34	3.94	7.82	(.13)
Distributions from net investment income	(.14)	(.06)	(.02)	-	-
Distributions from net realized gain	(2.89)	(.77)	(.31)	(.02)	-
Total distributions	(3.03)	(.83)	(.33)	(.02)	-
Redemption fees added to paid in capital D	.01	.02	.04	.04	- J
Net asset value, end of period	$ 29.03	$ 26.89	$ 21.36	$ 17.71	$ 9.87
Total Return B, C	20.65%	30.67%	22.84%	79.78%	(1.30)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.28%	1.28%	1.30%	1.54%	13.70% A
Expenses net of fee waivers, if any	1.28%	1.28%	1.30%	1.54%	1.80% A
Expenses net of all reductions	1.22%	1.25%	1.28%	1.51%	1.80% A
Net investment income (loss)	.29%	.59%	.50%	.46%	(.56)% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,816	$ 2,090	$ 1,091	$ 547	$ 3
Portfolio turnover rate F	84%	79%	77%	84%	85% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share.

H For the period September 18, 2002 (commencement of operations) to October 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.86	$ 21.36	$ 17.72	$ 12.35
Income from Investment Operations
Net investment income (loss) D	.08	.14	.10	.04 G
Net realized and unrealized gain (loss)	5.07	6.18	3.84	5.31
Total from investment operations	5.15	6.32	3.94	5.35
Distributions from net investment income	(.14)	(.07)	(.03)	-
Distributions from net realized gain	(2.89)	(.77)	(.31)	-
Total distributions	(3.03)	(.84)	(.34)	-
Redemption fees added to paid in capital D	.01	.02	.04	.02
Net asset value, end of period	$ 28.99	$ 26.86	$ 21.36	$ 17.72
Total Return B, C	20.65%	30.59%	22.84%	43.48%
Ratios to Average Net Assets E, I
Expenses before reductions	1.29%	1.30%	1.32%	1.51% A
Expenses net of fee waivers, if any	1.29%	1.30%	1.32%	1.51% A
Expenses net of all reductions	1.23%	1.27%	1.29%	1.48% A
Net investment income (loss)	.28%	.57%	.49%	.54% A
Supplemental Data
Net assets, end of period (in millions)	$ 9	$ 7	$ 3	$ .4
Portfolio turnover rate F	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Small Cap and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 444,995
Unrealized depreciation	(177,521)
Net unrealized appreciation (depreciation)	267,474
Undistributed ordinary income	43,513
Undistributed long-term capital gain	310,524

Cost for federal income tax purposes	$ 1,773,829

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 66,631	$ 30,409
Long-term Capital Gains	178,636	18,232
Total	$ 245,267	$ 48,641

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,999,351 and $2,719,149, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of the retail class of the Fund, International Small Cap, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .97% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 99	$ 2
Class T	.25%	.25%	240	-
Class B	.75%	.25%	137	103
Class C	.75%	.25%	276	41
			$ 752	$ 146

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8
Class T	6
Class B*	42
Class C*	2
$ 58

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for International Small Cap. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Small Cap shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 124.31
Class T	148.31
Class B	55.40
Class C	82.30
International Small Cap	4,500.20
Institutional Class	20.21
	$ 4,929

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 23,977	5.14%	$ 38

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $7 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending - continued

return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	2.40%	$ 10

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,455 for the period. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Small Cap	$ 22

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified

Annual Report

8. Other - continued

the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 62	$ 14
International Small Cap	10,726	3,381
Institutional Class	41	11
Total	$ 10,829	$ 3,406
From net realized gain
Class A	$ 3,713	$ 542
Class T	4,531	602
Class B	1,339	221
Class C	2,560	359
International Small Cap	221,459	43,388
Institutional Class	836	123
Total	$ 234,438	$ 45,235

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended	2006	2005	2006	2005
Class A
Shares sold	335	915	$ 9,788	$ 22,252
Reinvestment of distributions	125	20	3,194	427
Shares redeemed	(490)	(255)	(14,008)	(6,421)
Net increase (decrease)	(30)	680	$ (1,026)	$ 16,258

Class T
Shares sold	413	1,286	$ 11,877	$ 31,179
Reinvestment of distributions	165	24	4,209	531
Shares redeemed	(679)	(457)	(19,325)	(11,453)
Net increase (decrease)	(101)	853	$ (3,239)	$ 20,257

Class B
Shares sold	69	415	$ 1,926	$ 9,882
Reinvestment of distributions	48	9	1,211	199
Shares redeemed	(202)	(178)	(5,665)	(4,336)
Net increase (decrease)	(85)	246	$ (2,528)	$ 5,745

Class C
Shares sold	146	680	$ 4,106	$ 16,301
Reinvestment of distributions	80	13	2,033	272
Shares redeemed	(431)	(147)	(11,929)	(3,591)
Net increase (decrease)	(205)	546	$ (5,790)	$ 12,982

International Small Cap
Shares sold	17,580	51,579	$ 512,574	$ 1,266,283
Reinvestment of distributions	8,379	2,008	216,010	43,867
Shares redeemed	(41,151)	(26,924)	(1,173,251)	(667,826)
Net increase (decrease)	(15,192)	26,663	$ (444,667)	$ 642,324

Institutional Class
Shares sold	124	259	$ 3,656	$ 6,323
Reinvestment of distributions	20	3	506	59
Shares redeemed	(109)	(105)	(3,132)	(2,545)
Net increase (decrease)	35	157	$ 1,030	$ 3,837

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 347 funds advised by FMR or an affiliate. Mr. McCoy oversees 349 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*: Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003
Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001
Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000
Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006- present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005
Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006
Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005
Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006
Vice President of the fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Ben Paton (45)

Year of Election or Appointment: 2004

Vice President of International Small Cap. Mr. Paton serves as Vice President of another fund advised by FMR. Prior to his current responsibilities, Mr. Paton worked as a research analyst and manager.

Tokuya Sano (35)

Year of Election or Appointment: 2002

Vice President of International Small Cap. Mr. Sano serves as Vice President of another fund advised by FMR. Prior to his current responsibilities, Mr. Sano worked as a research analyst and manager.

Wilson Wong (33)

Year of Election or Appointment: 2005

Vice President of International Small Cap. Mr. Wong serves as Vice President of another fund advised by FMR. Prior to his current responsibilities, Mr. Wong worked as a research analyst and manager.

Eric D. Roiter (57)

Year of Election or Appointment: 2002

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC)(1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of the fund. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006
Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006
Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004
Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Name, Age; Principal Occupation
Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005
Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004
Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005
Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005
Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005
Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/11/06	12/08/06	$0.00	$5.650
Class T	12/11/06	12/08/06	$0.00	$5.568
Class B	12/11/06	12/08/06	$0.00	$5.413
Class C	12/11/06	12/08/06	$0.00	$5.387

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $310,524,390, or, if subsequently determined to be different, the net capital gain of such year.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/12/05	$.188	$.0228
Class T	12/12/05	$.173	$.0228
Class B	12/12/05	$.135	$.0228
Class C	12/12/05	$.142	$.0228

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, as applicable, the cumulative total returns of Class C and Fidelity International Small Cap (retail class), the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Fidelity International Small Cap (retail class) represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Fidelity International Small Cap (retail class) was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Fidelity International Small Cap (retail class) compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 37% means that 63% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and equal to the median of its ASPG for 2005. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Fidelity International Small Cap (retail class) ranked below its competitive median for 2005, and the total expenses of each of Class A, Class B, Class C, Class T and Institutional Class ranked above its competitive median for 2005. The Board considered that the fund is an international small cap fund, but that the broader competitive mapped group includes international funds of all cap levels because there are relatively few international funds focused on small caps. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis
Company (formerly Fidelity
Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank

Pittsburgh, PA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AISC-UANN-1206
1.793568.103

Fidelity®

International Small Cap

Fund

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	35	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	45	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	55
Trustees and Officers	56
Distributions	67
Board Approval of Investment Advisory Contracts and Management Fees	68

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of International Small Cap's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Life of fund A
International Small Cap	20.65%	34.92%

A From September 18, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in International Small Cap on September 18, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ben Paton, Tokuya Sano and Wilson Wong, Co-Portfolio Managers of Fidelity® International Small Cap Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

During the past year, International Small Cap returned 20.65%, trailing the 23.55% return of the MSCI EAFE Small Cap index. Weak results in the Europe/Africa/Middle East subportfolio - in particular, unsuccessful positions in the United Kingdom and in energy and materials stocks - hurt the most versus the index. For example, not owning Swedish zinc producer Boliden was costly, as zinc prices soared, causing the stock to follow suit. Healthcare Enterprise Group, a U.K. health care device company, faltered because of an acquisition that reported unexpected losses. Performance also suffered due to Japan-based Kura Corp., a restaurant operator; Tanzanite One, a Bermuda-incorporated miner of the blue gemstone tanzanite; and Downer EDI, an Australian engineering company. Conversely, both the Japanese and Pacific Basin ex Japan subportfolios outperformed their respective index components. On a sector basis, financials and information technology helped, with Italian stock Banca Italease leading the way. Other positives included Japanese auto parts maker Nissin Kogyo and the timely sale of DaVinci Advisors, a real estate stock. In the Pacific Basin ex Japan subportfolio, contributors included two Australian companies: engineering services provider WorleyParsons and Bradken, a supplier of consumable products to the mining and rail industries. In absolute terms, currency fluctuations bolstered the fund's gains.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 890.50	$ 7.86
Hypothetical A	$ 1,000.00	$ 1,016.89	$ 8.39
Class T
Actual	$ 1,000.00	$ 889.40	$ 9.00
Hypothetical A	$ 1,000.00	$ 1,015.68	$ 9.60
Class B
Actual	$ 1,000.00	$ 887.30	$ 11.42
Hypothetical A	$ 1,000.00	$ 1,013.11	$ 12.18
Class C
Actual	$ 1,000.00	$ 887.30	$ 11.32
Hypothetical A	$ 1,000.00	$ 1,013.21	$ 12.08
International Small Cap
Actual	$ 1,000.00	$ 892.40	$ 6.11
Hypothetical A	$ 1,000.00	$ 1,018.75	$ 6.51
Institutional Class
Actual	$ 1,000.00	$ 892.30	$ 6.20
Hypothetical A	$ 1,000.00	$ 1,018.65	$ 6.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.65%
Class T	1.89%
Class B	2.40%
Class C	2.38%
International Small Cap	1.28%
Institutional Class	1.30%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2006
Japan 31.2%
United Kingdom 19.2%
Australia 10.5%
United States of America 5.1%
Canada 3.7%
France 3.2%
Germany 3.1%
Italy 2.9%
Bermuda 2.5%
Other 18.6%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2006
Japan 32.2%
United Kingdom 18.1%
Australia 9.6%
Canada 3.9%
South Africa 3.8%
United States of America 2.8%
Italy 2.8%
Bermuda 2.4%
Germany 2.2%
Other 22.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	96.1	98.7
Bonds	0.3	0.3
Short-Term Investments and Net Other Assets	3.6	1.0
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Banca Italease Spa (Italy, Diversified Financial Services)	2.3	1.9
Icade SA (France, Real Estate Management & Development)	1.3	0.1
Nissin Kogyo Co. Ltd. (Japan, Auto Components)	1.2	0.9
Steinhoff International Holdings Ltd. (South Africa, Household Durables)	1.1	1.5
Fujikura Ltd. (Japan, Electrical Equipment)	1.1	0.8
Ceske Energeticke Zavody AS (Czech Republic, Electric Utilities)	1.1	0.0
Max Petroleum PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.1	1.0
NOK Corp. (Japan, Auto Components)	1.0	0.1
Nippon Seiki Co. Ltd. (Japan, Auto Components)	0.9	0.7
International Ferro Metals (Australia, Metals & Mining)	0.9	0.6
	12.0
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	16.8	16.5
Materials	16.7	18.7
Industrials	15.1	15.7
Information Technology	11.4	12.8
Financials	11.3	9.8
Energy	10.3	14.5
Health Care	5.4	5.0
Utilities	4.6	1.2
Consumer Staples	3.7	3.7
Telecommunication Services	1.1	1.1

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value (Note 1) (000s)
Australia - 10.5%
Allied Gold Ltd. (a)	11,880,000	$ 3,863
AMP Ltd.	398,700	2,932
Aristocrat Leisure Ltd.	38,800	418
Austbrokers Holdings Ltd.	1,012,159	3,173
Australian Stock Exchange Ltd.	191,909	5,259
Australian Wealth Management Ltd.	2,709,087	5,453
Babcock & Brown Japan Property Trust	1,297,100	1,943
Billabong International Ltd.	307,700	3,735
Bradken Ltd.	1,417,195	6,703
Brambles Industries Ltd. (d)	308,500	2,981
Caltex Australia Ltd.	36,000	617
Capital-XX Ltd.	2,262,572	3,129
Centamin Egypt Ltd. (a)	5,903,500	2,984
Cochlear Ltd.	163,900	7,064
Computershare Ltd.	1,284,572	7,657
David Jones Ltd.	590,500	1,655
Dominos Pizza Australia New Zealand Ltd.	2,778,220	6,990
Downer EDI Ltd.	581,057	2,897
Dwyka Diamonds Ltd. (a)	6,949,000	2,717
Elixir Petroleum Ltd. (a)	2,002,140	630
Elkedra Diamonds NL (a)	5,953,671	2,470
Energy Resources of Australia Ltd.	129,200	1,774
European Gas Ltd. (a)	1,673,600	894
Fox Resources Ltd. warrants 6/30/07 (a)	342,636	252
Hastie Group Ltd.	2,126,299	4,000
HFA Holdings Ltd.	2,152,000	3,099
IBT Education Ltd.	153,450	227
International Ferro Metals (e)	24,719,526	17,682
Invocare Ltd.	67,700	278
Jumbuck Entertainment Ltd. (a)	841,100	1,205
Kimberley Diamond Co. NL (a)	855,800	696
Macquarie Goodman Group unit	295,700	1,515
Metcash Ltd.	2,138,000	7,084
Mineral Commodities Ltd. (a)(e)	7,900,000	948
Mineral Deposits Ltd. (a)	4,233,200	5,112
Mintails Ltd. (a)	6,289,600	974
Monto Minerals Ltd. (a)	8,525,252	1,504
Monto Minerals Ltd. warrants 5/25/09 (a)	1,485,934	11
Mortgage Choice Ltd.	2,133,191	4,426
Multiplex Group unit	1,238,000	3,527
Newcrest Mining Ltd.	23,800	439
Novera Energy Ltd. (a)	488,000	521
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Australia - continued
Oakton Ltd.	130,715	$ 419
Paladin Resources Ltd. (a)(d)	1,443,600	6,448
Patties Food Ltd.	1,035,200	1,402
Phosphagenics Ltd. (a)	9,040,000	2,449
QBE Insurance Group Ltd.	257,323	4,920
Reverse Corp. Ltd.	1,073,700	2,934
Rinker Group Ltd.	82,700	1,188
Roc Oil Co. Ltd. (United Kingdom) (a)	3,700,112	10,022
SAI Global Ltd.	98,900	274
Seek Ltd.	1,350,239	5,561
Sigma Pharmaceuticals Ltd.	1,517,600	3,031
SMS Management & Technology Ltd.	166,300	530
Sonic Healthcare Ltd.	89,400	910
Sphere Investments Ltd. (a)	2,038,159	1,988
Summit Resources Ltd. (a)	1,039,620	1,787
Sylvania Resources Ltd. (a)	7,484,597	5,331
Sylvania Resources Ltd. (United Kingdom) (a)	4,923,630	3,616
Tanami Gold NL	19,652,484	2,815
Tattersall's Ltd.	665,464	1,875
United Group Ltd.	320,421	3,624
Woodside Petroleum Ltd.	45,600	1,326
Woolworths Ltd.	394,926	6,326
WorleyParsons Ltd.	172,430	2,423
TOTAL AUSTRALIA		202,637
Austria - 0.3%
Oesterreichische Elektrizitaetswirtschafts AG (Verbund)	106,900	5,336
Belgium - 0.1%
Punch International NV (a)	17,350	2,024
Bermuda - 2.5%
Aquarius Platinum Ltd. (United Kingdom)	539,400	10,052
Hi Sun Technology (China) Ltd. (a)	2,106,000	406
Katanga Mining Ltd. (a)	233,800	1,320
Pacific Basin Shipping Ltd.	2,030,000	1,305
Peace Mark Holdings Ltd.	3,750,000	2,556
Petra Diamonds Ltd. (a)	2,502,406	5,847
Ports Design Ltd.	1,798,000	3,126
RC Group (Holdings) Ltd.	2,139,000	2,693
SeaDrill Ltd. (a)	502,921	7,132
Tanzanite One Ltd. (e)	5,808,701	9,086
Trefoil Ltd. (a)	385,100	2,698
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Bermuda - continued
Xceldiam Ltd. (e)	3,318,255	$ 1,946
Xceldiam Ltd. warrants 11/16/07 (a)	1,659,127	222
TOTAL BERMUDA		48,389
British Virgin Islands - 0.4%
Albidon Ltd. unit (a)	1,469,000	1,646
BDI Mining Corp. (a)(e)	8,728,890	3,288
Kalahari Energy (a)(g)	1,451,000	1,814
Titanium Resources Group Ltd.	959,090	1,134
TOTAL BRITISH VIRGIN ISLANDS		7,882
Canada - 3.4%
AirSea Lines (g)	1,862,300	1,189
AirSea Lines warrants 6/14/08 (a)(g)	1,862,300	0
Altius Minerals Corp. (a)	533,806	3,842
Antrim Energy, Inc. (a)	714,540	2,482
Antrim Energy, Inc. (United Kingdom)	800,000	2,762
Bankers Petroleum Ltd. (a)	3,767,000	2,282
Brazilian Diamonds Ltd. (a)	332,000	41
First Quantum Minerals Ltd.	190,271	10,872
Grove Energy Ltd. (a)	1,964,140	1,161
Lionore Mining International Ltd. (a)	474,540	4,003
MagIndustries Corp. (a)	7,216,960	6,107
Oilexco, Inc. (a)	1,394,525	8,360
Platinum Group Metals Ltd. (a)	407,100	696
Rock Well Petroleum, Inc. (g)	770,400	1,029
Starfield Resources, Inc. (a)(e)	13,019,181	3,247
Starfield Resources, Inc.:
warrants 5/9/07 (a)(g)	1,313,025	9
warrants 1/21/08 (a)(g)	1,678,100	89
Stealth Ventures Ltd. (a)	966,500	1,178
Stealth Ventures Ltd. warrants 3/12/08 (a)(g)	483,250	110
StrataGold Corp. (a)	2,976,400	2,704
SXR Uranium One, Inc. (a)	475,740	5,409
Tenke Mining Corp. (a)	103,000	1,373
Visual Defence, Inc. (a)(e)	5,963,100	2,673
Western Canadian Coal Corp.	1,554,418	2,894
Western Canadian Coal Corp. (United Kingdom) (a)	548,286	1,098
TOTAL CANADA		65,610
Cayman Islands - 0.4%
Computime Group Ltd.	2,048,000	761
EcoGreen Fine Chemical Group Ltd.	2,346,000	573
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Cayman Islands - continued
Hopefluent Group Holdings Ltd.	20,000	$ 8
Kingboard Chemical Holdings Ltd.	149,000	530
New World China Land Ltd.	3,470,000	1,664
Prime Success International Group Ltd.	2,718,000	2,230
Shimao Property Holdings Ltd.	648,000	873
Wasion Meters Group Ltd.	2,030,000	848
TOTAL CAYMAN ISLANDS		7,487
China - 0.9%
BYD Co. Ltd. (H Shares) (a)	363,000	978
China International Marine Containers Co. Ltd. (B Shares)	1,115,800	1,571
China Merchants Bank Co. Ltd. (H Shares) (a)	1,663,500	2,597
China Oilfield Services Ltd. (H Shares)	2,664,000	1,497
China Shipping Development Co. Ltd. (H Shares)	1,286,000	1,399
Dalian Port (PDA) Co. Ltd. (H Shares)	2,188,000	1,058
Guangzhou R&F Properties Co. Ltd. (H Shares)	696,000	1,137
Home Inns & Hotels Management, Inc. sponsored ADR	2,200	54
Hunan Non-Ferrous Metals Corp. Ltd. (H Shares)	3,026,000	1,432
Industrial & Commercial Bank of China	2,524,000	1,129
London Asia Chinese Private Equity Fund Ltd. (a)	473,800	1,008
Nine Dragons Paper (Holdings) Ltd.	1,154,000	1,469
Parkson Retail Group Ltd.	36,000	150
Shenzhou International Group Holdings Ltd.	2,768,000	1,146
Yantai Changyu Pioneer Wine Co. (B Shares)	327,210	1,115
TOTAL CHINA		17,740
Cyprus - 0.1%
Buried Hill Energy (Cyprus) PLC (g)	1,947,000	2,142
Czech Republic - 1.1%
Ceske Energeticke Zavody AS	533,600	21,101
Finland - 0.6%
Inion OY (a)(e)	3,740,300	1,677
Nokian Tyres Ltd.	348,000	6,663
Tekla Oyj (A Shares)	344,180	2,886
TOTAL FINLAND		11,226
France - 3.2%
BVRP Software SA (a)	98,706	1,914
Carbone Lorraine	27,400	1,526
Carrefour SA	50,000	3,047
Constructions Industrielles dela Mediterranee SA	9,300	1,319
Common Stocks - continued
	Shares	Value (Note 1) (000s)
France - continued
Electricite de France	90,900	$ 5,512
Groupe Open SA (a)(d)	51,442	867
Groupe Promeo	32,130	1,538
Guerbet SA	8,400	1,406
Icade SA	435,318	25,843
Sechilienne-Sidec	94,320	3,612
Tessi SA	43,953	2,776
The Lisi Group	22,500	1,581
Veolia Environnement	166,000	10,164
TOTAL FRANCE		61,105
Germany - 3.1%
Articon-Integralis AG (Reg.) (a)	195,779	825
Deutz AG (a)(d)	1,027,100	10,344
E.ON AG	93,000	11,196
ElringKlinger AG	18,284	972
Fresenius Medical Care AG	108,100	14,424
Grenkeleasing AG	25,918	1,069
Kontron AG	120,300	1,749
Merck KGaA	18,831	1,985
Parsytec AG (a)	153,836	1,198
Pfleiderer AG	164,259	4,462
PSI AG (a)	387,761	2,227
Pulsion Medical Systems AG (a)	98,511	742
RWE AG	52,000	5,139
SGL Carbon AG (a)	200,700	4,396
TOTAL GERMANY		60,728
Greece - 0.9%
Autohellas SA	259,430	1,556
Fourlis Holdings SA	110,000	2,134
Marfin Financial Group Holdings SA	45,000	2,270
Sarantis SA (Reg.)	1,159,018	11,243
TOTAL GREECE		17,203
Hong Kong - 1.2%
Bank of East Asia Ltd.	275,000	1,314
Cafe de Coral Holdings Ltd.	976,000	1,526
China Overseas Land & Investment Ltd.	1,424,000	1,298
Citic International Financial Holdings Ltd.	858,000	576
CNPC (Hong Kong) Ltd.	3,180,000	1,595
Esprit Holdings Ltd.	389,000	3,766
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Hong Kong - continued
Fairwood Holdings Ltd. (f)	928,500	$ 920
Hong Kong Aircraft & Engineering Co.	11,200	142
Industrial & Commercial Bank of China (Asia) Ltd.	820,000	1,421
Li & Fung Ltd.	924,000	2,418
Lifestyle International Holdings Ltd.	451,000	874
Sa Sa International Holdings Ltd.	1,028,000	365
Tai Cheung Holdings Ltd.	1,384,000	683
Vtech Holdings Ltd.	882,000	4,434
Wing Lung Bank Ltd.	122,700	1,167
TOTAL HONG KONG		22,499
India - 0.2%
Great Eastern Energy Corp. Ltd. GDR	909,000	2,124
Noida Toll Bridge Co. Ltd. GDR	454,051	1,975
TOTAL INDIA		4,099
Indonesia - 0.1%
PT Bank Niaga Tbk	15,019,000	1,434
PT Perushahaan Perkebunan London Sumatra Tbk	1,526,500	775
PT Telkomunikasi Indonesia Tbk Series B	592,000	546
TOTAL INDONESIA		2,755
Ireland - 0.7%
Adwalker PLC (a)(e)	9,125,000	413
Glanbia PLC	1,135,500	4,348
Kenmare Resources PLC (a)	2,640,000	1,964
Kenmare Resources PLC warrants 7/23/09 (a)	1,712,500	751
Minco PLC (a)	300,000	47
Petroceltic International PLC (a)(d)	13,644,934	3,384
Providence Resources PLC (a)	1,675,130	141
Trinity Biotech PLC sponsored ADR (a)	227,325	2,085
Vimio PLC (a)	867,300	935
TOTAL IRELAND		14,068
Israel - 0.6%
Advanced Vision Technology Ltd. (a)	133,900	1,786
Israel Chemicals Ltd.	611,900	3,495
Leadcom Integrated Solutions	3,601,400	4,053
Metal-Tech Ltd.	575,500	1,756
MTI Wireless Edge Ltd.	705,128	632
TOTAL ISRAEL		11,722
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Italy - 2.9%
Banca Italease Spa	790,700	$ 44,157
Bastogi Spa (a)	3,339,200	861
Enel Spa ADR	543,800	5,220
ERG Spa	109,100	2,285
Lottomatica Spa	81,000	2,957
Teleunit Spa (e)	12,719,158	1,122
TOTAL ITALY		56,602
Japan - 31.2%
Abc-Mart, Inc.	320,300	7,230
Access Co. Ltd. (a)	515	1,013
Access Co. Ltd. (a)(d)	181	1,206
Advanced Media, Inc. (a)	64	167
Aeon Fantasy Co. Ltd.	55,300	1,967
Aichi Steel Corp. (d)	280,000	1,666
Ain Pharmaciez, Inc.	38,000	695
Alpen Co. Ltd.	51,200	1,541
AOC Holdings, Inc.	70,500	1,278
AOI Electronics Co. Ltd.	79,000	1,800
Ariake Japan Co. Ltd. (d)	115,300	2,119
Asahi Diamond Industrial Co. Ltd.	231,000	1,523
Asics Corp.	137,000	1,835
Asset Managers Co. Ltd. (d)	931	2,547
Atect Corp.	17,100	224
Atrium Co. Ltd.	98,700	3,367
Axell Corp.	490	1,550
Bic Camera, Inc.	48	67
Bit-isle, Inc.	284	1,428
Bookoff Corp.	151,200	2,760
C. Uyemura & Co. Ltd.	42,400	2,799
Canon Fintech, Inc.	72,900	1,318
Casio Micronics Co. Ltd.	181,900	2,003
Chiba Bank Ltd.	458,000	4,104
Chiyoda Corp.	129,000	2,338
Chugoku Marine Paints Ltd.	49,000	307
Chuo Denki Kogyo Co. Ltd. (d)	30,000	114
CMIC Co. Ltd. (d)	1,990	521
Create SD Co. Ltd.	65,900	1,076
Daido Metal Co. Ltd. (d)	784,000	5,175
Daido Steel Co. Ltd.	1,192,000	7,776
Daikokutenbussan Co. Ltd.	44,100	914
Daiseki Co. Ltd.	79,500	1,920
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Daito Gyorui Co. Ltd.	93,000	$ 200
Daiwa Securities Group, Inc.	158,000	1,793
Daiwabo Information System Ltd. (d)	285,500	3,586
Denyo Co. Ltd.	49,600	537
Descente Ltd. (d)	220,000	1,117
Ebara Corp. (d)	311,000	1,215
Eiken Chemical Co. Ltd.	122,700	1,194
Elpida Memory, Inc. (a)	41,100	1,919
Endo Lighting Corp.	177,900	1,688
EPS Co. Ltd. (d)	996	2,333
Fast Retailing Co. Ltd.	48,500	4,590
FCC Co. Ltd. (d)	71,800	1,651
FinTech Global, Inc. (d)	1,812	1,642
Fujikura Ltd. (d)	1,999,000	21,381
Fullcast Co. Ltd. (d)	1,033	3,047
Furukawa Electric Co. Ltd.	956,000	6,825
Futaba Industrial Co. Ltd. (d)	102,000	2,333
Gentosha, Inc. (d)	111	459
Hamamatsu Photonics KK (d)	145,100	4,193
Harmonic Drive Systems, Inc.	306	1,672
Haseko Corp. (a)(d)	876,500	3,013
Heiwa Real Estate Co. Ltd. (d)	290,000	1,946
Hikari Tsushin, Inc.	247,800	13,051
Hioki EE Corp.	32,300	994
Hiroshima Bank Ltd.	451,000	2,695
Hitachi Construction Machinery Co. Ltd.	369,900	8,792
Hitachi Maxell Ltd.	138,500	2,031
Hokuriku Electric Industry (d)	882,000	2,519
Hokuto Corp.	178,900	2,941
Ibiden Co. Ltd.	34,000	1,782
Inpex Holdings, Inc.	235	1,921
Intelligence Ltd. (d)	718	1,559
Internet Research Institute, Inc. (d)	1,474	916
Iriso Electronics Co. Ltd.	62,400	2,241
Ishihara Chemical Co. Ltd.	38,500	762
Ishikawajima-Harima Heavy Industries Co. Ltd.	1,408,000	4,743
Itochu Corp.	734,000	5,849
ITOCHU Techno-Solutions Corp. (d)	21,600	1,208
Japan Communications, Inc. (a)(d)	333	104
Japan Digital Contents Trust, Inc. (a)	725	209
Jastec Co. Ltd.	141,300	1,258
JGC Corp.	108,000	1,681
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Joint Corp.	33,000	$ 1,298
JSR Corp.	126,300	3,175
Juroku Bank Ltd.	179,000	1,015
Kakaku.com, Inc. (d)	607	1,806
Kenedix, Inc.	312	1,753
Kibun Food Chemifa Co. Ltd. (d)	66,900	677
Kitagawa Seiki Co. Ltd.	31,500	225
KK daVinci Advisors (a)	2,823	3,089
Kobayashi Pharmaceutical Co. Ltd.	109,400	4,200
Koito Manufacturing Co. Ltd.	149,000	2,106
Konica Minolta Holdings, Inc. (d)	479,000	6,381
Kubota Corp.	59,000	516
Kura Corp. Ltd.	4,979	11,537
Kurita Water Industries Ltd.	86,800	1,774
Link Theory Holdings Co. Ltd. (d)	120	228
Lintec Corp.	150,300	3,431
Mandom Corp.	25,200	614
Mazda Motor Corp.	940,000	6,357
Media Global Links Co. Ltd.	473	1,209
Meganesuper Co. Ltd.	20	0
Meiko Electronics Co. Ltd.	141,300	5,678
Micronics Japan Co. Ltd. (d)	200,100	5,680
Mitsuba Corp.	277,000	2,027
Mitsubishi Gas Chemical Co., Inc.	985,000	9,382
Mitsubishi Materials Corp. (d)	433,000	1,707
Mitsubishi Rayon Co. Ltd.	99,000	625
Mitsui Engineering & Shipbuilding Co.	770,000	2,870
Mitsui O.S.K. Lines Ltd.	705,000	5,877
Miyachi Corp.	39,100	690
Mori Seiki Co. Ltd. (d)	93,600	1,957
Murata Manufacturing Co. Ltd.	131,000	9,162
Nabtesco Corp.	132,000	1,586
Nachi-Fujikoshi Corp.	1,045,000	5,191
Nafco Co. Ltd.	34,600	958
NEOMAX Co. Ltd. (d)	325,000	5,974
NGK Spark Plug Co. Ltd. (d)	631,000	13,299
NHK Spring Co. Ltd.	321,000	3,549
NIC Corp.	224,900	1,850
Nidec Copal Electronics Corp. (d)	308,900	2,113
Nidec Corp.	44,100	3,375
Nihon Ceratec Co. Ltd. (d)	283	733
Nihon Dempa Kogyo Co. Ltd. (d)	327,400	13,436
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Nihon Micro Coating Co. Ltd.	35,600	$ 258
Nihon Trim Co. Ltd. (d)	193,500	9,314
Nihonwasou Holdings, Inc.	6	6
Nikkiso Co. Ltd.	316,000	2,713
Nippon Chemiphar Co. Ltd. (a)(d)	301,000	1,969
Nippon Denko Co. Ltd. (d)	1,904,000	7,456
Nippon Mining Holdings, Inc.	77,000	575
Nippon Oil Corp.	204,000	1,517
Nippon Paint Co. Ltd.	970,000	5,208
Nippon Seiki Co. Ltd.	757,000	18,090
Nippon Soda Co. Ltd. (a)	330,000	1,744
Nissei Corp.	97,900	963
Nissin Kogyo Co. Ltd.	968,100	23,176
NOK Corp.	732,700	19,232
Noritake Co. Ltd.	287,000	1,453
NTN Corp.	165,000	1,359
Obara Corp.	1,100	43
Oiles Corp.	64,500	1,530
Optex Co. Ltd. (d)	32,400	906
Optoelectronics Co. Ltd.	37,100	980
Otaki Gas Co. Ltd.	15,000	78
Otsuka Corp. (d)	23,100	2,536
Pacific Metals Co. Ltd.	154,000	1,323
Phoenix Electric Co. Ltd. (d)	238,100	1,460
Pigeon Corp. (d)	68,800	1,259
Produce Co. Ltd.	364	2,652
Ray Corp.	189,100	404
Rex Holdings Co. Ltd. (d)	1,683	2,921
Round One Corp.	569	2,325
Royal Holdings Co. Ltd.	84,700	1,167
Ryobi Ltd.	254,000	2,026
Saison Information Systems Co. Ltd.	118,300	1,135
Saizeriya Co. Ltd. (d)	73,700	965
Sammy NetWorks Co. Ltd. (d)	1,083	5,648
Sanyo Special Steel Co. Ltd.	143,000	952
Sato Corp.	201,200	3,819
Sawai Pharmaceutical Co. Ltd. (d)	48,800	2,257
SBI Holdings, Inc.	2,969	1,084
Sega Sammy Holdings, Inc.	62,100	1,561
Sekisui Plastics Co. Ltd.	128,000	439
Seria Co. Ltd.	577	977
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Shaddy Co. Ltd. (d)	142,000	$ 1,808
Shibaura Electronics Co. Ltd.	121,300	2,152
Shikoku Chemicals Corp. (d)	105,000	614
Shin-Kobe Electric Machinery Co. Ltd.	104,000	554
Shinohara Systems of Construction Co. Ltd. (a)	345	767
Shizuki Electric Co., Inc.	405,000	1,766
Showa Denko KK	569,000	2,481
St. Marc Holdings Co. Ltd.	18,500	1,237
Star Micronics Co. Ltd.	256,400	4,768
Starbucks Coffee Japan Ltd.	2,348	1,016
Stella Chemifa Corp. (d)	58,200	1,951
Sumco Corp.	42,400	3,016
Sumitomo Corp.	481,100	6,326
Sumitomo Metal Industries Ltd.	827,000	3,111
Sumitomo Metal Mining Co. Ltd.	290,000	3,811
Sumitomo Titanium Corp. (d)	15,200	1,805
Sumitomo Trust & Banking Co. Ltd.	186,000	2,001
Sun Frontier Fudousan Co. Ltd.	450	1,027
Sunx Ltd.	284,100	3,031
Sysmex Corp. (d)	84,100	3,387
T&D Holdings, Inc.	21,800	1,594
Taisei Corp.	283,000	963
Taiyo Ink Manufacturing Co. Ltd.	58,000	3,065
Taiyo Kagaku	87,800	897
Taiyo Nippon Sanso Corp. Tokyo	366,000	3,217
Takiron Co. Ltd.	337,000	1,184
Telewave, Inc. (d)	3,307	6,588
The First Energy Service Co. Ltd. (a)(d)	165	175
Toagosei Co. Ltd.	423,000	1,624
Toc Co. Ltd.	78,500	428
Tohcello Co. Ltd.	135,500	1,732
Tokai Carbon Co. Ltd. (d)	180,000	1,216
Token Corp. (d)	153,710	11,604
Tokuyama Corp.	122,000	1,535
Tokyo Gas Co. Ltd. (d)	297,000	1,516
Tokyo Seimitsu Co. Ltd.	12,600	609
Tomen Devices Corp.	65,100	1,350
TonenGeneral Sekiyu KK (d)	147,000	1,400
Toray Industries, Inc.	188,000	1,355
Toshiba Machine Co. Ltd.	328,000	2,961
Toyo Ink Manufacturing Co. Ltd.	127,000	513
Trancom Co. Ltd.	83,800	1,594
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Trend Micro, Inc.	57,500	$ 1,844
Tyo Productions, Inc. (d)	101,500	399
Ulvac, Inc.	55,600	1,631
Unicom Group Holdings, Inc.	154,500	1,878
Usen Corp. (d)	205,690	2,040
V Technology Co. Ltd. (d)	145	707
Village Vanguard Co. Ltd. (d)	163	985
Wacom Co. Ltd. (d)	334	742
Wiz Co. Ltd.	297	853
Yachiyo Industry Co. Ltd.	76,600	1,772
Yahoo! Japan Corp.	1,836	714
Yamada Denki Co. Ltd.	123,990	12,340
Yaskawa Electric Corp. (d)	271,000	2,892
Yokogawa Electric Corp.	247,900	3,402
Yoshimoto Kogyo Co. Ltd.	52,900	963
TOTAL JAPAN		603,439
Korea (South) - 0.7%
CDNetworks Co. Ltd. (a)	827	28
Hite Brewery Co. Ltd.	4,633	551
Korean Reinsurance Co.	61,966	700
LG Dacom Corp.	70,720	1,644
LG Household & Health Care Ltd.	28,820	2,661
NHN Corp.	8,466	840
Nice e-Banking Services	8,970	371
Orion Corp.	3,590	972
Pyeong San Co. Ltd.	14,925	384
SFA Engineering Corp.	25,920	812
SK Corp.	11,180	820
STX Pan Ocean Co. Ltd.	2,327,000	1,285
Taewoong Co. Ltd.	49,925	1,380
YBM Sisa.com, Inc.	71,707	1,549
TOTAL KOREA (SOUTH)		13,997
Luxembourg - 0.3%
SES Global SA FDR (France)	319,100	4,892
Malaysia - 0.2%
Kulim Malaysia BHD	1,300,400	1,659
Steppe Cement Ltd. (a)	636,100	2,305
TOTAL MALAYSIA		3,964
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Netherlands - 0.3%
Bateman Engineering NV	349,377	$ 2,006
Engel East Europe NV	1,448,532	3,295
TOTAL NETHERLANDS		5,301
New Zealand - 0.6%
Fisher & Paykel Healthcare Corp.	1,509,151	4,227
Freightways Ltd.	353,460	959
Sky City Entertainment Group Ltd.	1,781,777	6,149
TOTAL NEW ZEALAND		11,335
Norway - 2.3%
Aker Kvaerner ASA	22,550	2,346
Camillo Eitzen & Co. ASA (d)	252,400	2,848
Eitzen Maritime Services ASA (a)(d)	68,425	25
Fred Olsen Energy ASA (a)(d)	25,500	1,100
Hafslund ASA (B Shares)	369,270	6,779
Pertra AS (A Shares) (a)	175,642	1,720
ProSafe ASA	172,000	10,999
Schibsted ASA (B Shares)	48,600	1,472
Songa Offshore ASA (a)	751,186	6,694
Stepstone ASA (a)	4,710,000	8,286
TANDBERG ASA	263,700	3,046
TOTAL NORWAY		45,315
Papua New Guinea - 0.2%
Oil Search Ltd.	1,136,300	3,008
Singapore - 2.3%
Advent Air Ltd. (e)	14,719,299	2,948
Banyan Tree Holdings Ltd.	1,038,000	627
Cosco Corp. Singapore Ltd.	3,949,000	4,868
CSE Global Ltd.	1,038,000	766
DBS Group Holdings Ltd.	87,000	1,140
GigaMedia Ltd. (a)	355,600	3,439
HTL International Holdings Ltd.	673,375	510
Keppel Corp. Ltd.	174,000	1,765
Keppel Land Ltd.	823,000	2,906
Osim International Ltd.	1,741,000	1,889
Parkway Holdings Ltd.	3,746,000	6,663
SembCorp Marine Ltd.	809,000	1,777
SIA Engineering Co. Ltd.	1,538,000	3,693
Singapore Petroleum Co. Ltd.	199,000	580
Uol Group Ltd.	2,329,000	5,982
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Singapore - continued
Want Want Holdings Ltd.	2,077,000	$ 3,718
Yanlord Land Group Ltd.	547,000	509
TOTAL SINGAPORE		43,780
South Africa - 1.7%
Barnard Jacobs Mellet Holdings Ltd.	2,661,840	1,742
MTN Group Ltd.	377,102	3,430
Steinhoff International Holdings Ltd.	6,659,732	21,698
Telkom SA Ltd.	146,300	2,716
Wilson Bayly Holmes-Ovcon Ltd.	446,856	4,198
TOTAL SOUTH AFRICA		33,784
Sweden - 1.1%
Hexagon AB (B Shares) (d)	239,511	8,921
Modern Times Group AB (MTG) (B Shares)	227,750	13,118
TOTAL SWEDEN		22,039
Switzerland - 0.3%
Actelion Ltd. (Reg.) (a)	16,588	2,793
Arpida Ltd. (a)	8,195	192
Bucher Holding AG	15,811	1,601
Sulzer AG (Reg.)	2,070	1,822
TOTAL SWITZERLAND		6,408
Taiwan - 0.6%
China Life Insurance Co. Ltd. (a)	2,916,000	1,433
High Tech Computer Corp.	33,000	821
Hung Poo Real Estate Development Co. Ltd.	966,000	1,069
KEE TAI Properties Co. Ltd. (a)	1,920,000	1,126
Shin Kong Financial Holding Co. Ltd.	1,896,700	1,681
Sinyi Realty, Inc.	697,000	1,681
Taiwan Chi Cheng Enterprise Co. Ltd.	580,000	1,547
Taiwan Fertilizer Co. Ltd.	910,000	1,481
TOTAL TAIWAN		10,839
Thailand - 0.3%
Aromatics (Thailand) PCL	931,500	889
Bumrungrad Hospital PCL (For. Reg.)	2,926,900	2,932
Robinson Department Store PCL (For. Reg.) (a)	1,281,100	395
Total Access Communication PCL (a)	311,200	1,245
TOTAL THAILAND		5,461
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Turkey - 0.2%
Dogan Gazetecilik AS (a)	1,979,955	$ 3,777
KOZA, Inc. (a)	93,000	578
TOTAL TURKEY		4,355
United Kingdom - 19.1%
Accuma Group PLC (a)	507,663	2,445
Advanced Fluid Connection PLC (a)	7,009,687	0
Advanced Technology PLC (a)(e)	7,355,000	0
ADVFN PLC (a)	20,254,200	1,120
AeroBox PLC (a)	5,694,657	57
Afren PLC (a)(d)	8,430,660	7,679
African Consolidated Resources PLC	7,758,334	1,295
African Copper PLC (a)	1,677,884	2,096
Air Partner PLC	45,000	698
Alliance Pharma PLC (a)	7,984,200	2,132
Alterian PLC (a)	1,020,800	2,230
Amlin PLC	206,973	1,189
Andor Technology Ltd. (a)	313,644	515
Anglo Asian Mining PLC (a)	4,744,400	1,855
Angus & Ross PLC (a)	4,124,200	1,357
Angus & Ross PLC (a)(g)	2,566,117	760
Appian Technology PLC (a)	4,869,178	720
Appian Technology PLC warrants 2/28/08 (a)(g)	479,045	58
Ascent Resources PLC (a)	11,792,400	2,812
Ascent Resources PLC warrants 12/22/07 (a)	1,500,000	102
Asia Energy PLC (a)	1,478,451	2,623
Atrium Underwriting PLC	257,060	1,109
Autoclenz Holdings PLC	422,000	910
Avanti Screenmedia Group PLC (a)(e)	1,410,260	9,335
Avation PLC (a)	1,526,929	0
Baltic Oil Terminals PLC	1,758,000	6,707
Belitung Zinc Corp. PLC (g)	7,435,490	1,418
BioCare Solutions plc (e)	5,174,719	2,270
Bioprogress PLC (a)(e)	8,454,910	9,152
Blackstar Investors PLC	2,870,000	5,885
Block Shield Corp. PLC (a)	1,103,400	2,547
BowLeven PLC (a)	1,115,160	4,159
British Energy Group PLC (a)	302,200	2,424
Cambrian Mining PLC (e)	6,402,100	15,845
Camco International Ltd.	868,900	854
Cardpoint PLC (a)	345,300	566
CareCapital Group PLC	1,847,500	1,163
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Celsis International PLC (a)	788,248	$ 2,842
Central African Mining & Exploration Co. PLC (a)	12,663,119	10,749
Centurion Electronics PLC (a)(e)	880,024	432
Ceres Power Holding PLC (a)	329,370	1,520
Chaco Resources PLC (a)	10,430,720	2,437
Clapham House Group PLC (a)	494,150	2,295
Cobra Biomanufacturing PLC (a)	396,900	352
Coffeeheaven International PLC (a)	4,440,240	2,880
Corac Group PLC (a)(e)	5,224,104	3,538
Corin Group PLC	742,614	3,683
Countermine PLC (a)(g)	4,939	243
Countermine PLC warrants 7/26/06 (a)(g)	4,939	0
CustomVis PLC (a)	1,558,936	134
DA Group PLC (a)(e)	1,800,165	1,236
Datacash Group PLC	720,000	2,019
Dominion Energy PLC (a)	10,531,300	1,708
Domino's Pizza UK & IRL PLC	1	0
Dream Direct Group PLC (a)	145,000	90
Eclipse Energy Co. Ltd. (a)(g)	102,000	1,459
Econergy International PLC	675,000	1,178
Emerald Energy PLC (a)	552,500	2,034
EnCore Oil PLC (a)	2,690,530	1,527
Eureka Mining PLC (a)	381,700	419
Europa Oil & Gas Holdings PLC (a)	1,000,000	463
Europa Oil & Gas Holdings PLC warrants 11/11/07 (a)	500,000	36
European Diamonds PLC (a)	124,300	25
Faroe Petroleum PLC (a)	1,439,666	3,295
Financial Payment Systems Ltd. (a)(e)	7,787,504	1,485
Firestone Diamonds PLC (a)	1,518,100	3,316
Flomerics Group PLC	449,658	643
Forum Energy PLC (a)	1,419,770	2,383
Gasol PLC (a)(e)	7,750,800	1,257
Gemfields Resources PLC (e)	6,234,200	5,589
GMA Resources PLC (a)(e)	22,946,083	3,939
Goals Soccer Centres PLC	438,850	2,323
Golden Prospect PLC	1,457,800	1,439
Goldshield Group PLC	297,470	1,406
Gyrus Group PLC (a)	486,400	3,363
Hallin Marine Subsea International PLC	1,047,700	1,109
Hambledon Mining PLC (a)	6,343,200	1,512
Hardide Ltd. (a)(e)	8,154,400	1,711
Healthcare Enterprise Group PLC (a)(e)	16,540,108	1,010
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Hot Tuna International PLC (a)	2,349,400	$ 851
Hot Tuna International PLC warrants 2/25/08 (a)(g)	1,179,700	10
Hydrodec Group PLC (a)(e)	13,277,286	8,231
ID Data PLC (a)(e)	84,350,500	925
Ideal Shopping Direct PLC	661,592	3,231
Impact Holdings PLC (a)(e)	10,414,000	2,086
Indago Petroleum Ltd.	2,939,846	2,523
Inova Holding PLC	1,443,461	771
Intec Telecom Systems PLC (a)	1,950,570	1,488
Interbulk Investments PLC (a)(e)	4,899,600	1,682
International Con Minerals Ltd. (a)(g)	2,659,964	798
International Con Minerals Ltd. warrants 10/31/07 (a)(g)	1,329,982	0
Intertek Group PLC	94,110	1,477
iomart Group PLC	2,037,940	3,207
IPSA Group PLC (a)	2,184,605	1,823
Irvine Energy PLC (a)	12,895,900	524
ITE Group PLC	2,420,640	6,568
ITM Power PLC (a)	3,196,490	8,094
Jubilee Platinum PLC (a)(e)	7,171,303	8,789
Kalahari Minerals PLC	3,563,200	1,054
KBC Advanced Technologies PLC (a)	917,600	630
Keronite PLC (a)(g)	13,620,267	1,559
KimCor Diamonds PLC (e)	4,285,000	1,185
KimCor Diamonds PLC warrants 3/15/08 (a)	2,185,000	240
Landround PLC (a)(e)	358,600	188
Lansdowne Oil & Gas PLC	907,620	1,039
Lawrence PLC	964,599	5,465
London Asia Chinese Private Equity Fund Ltd. warrants 3/31/11 (a)	105,400	53
LTG Technologies PLC (a)(e)	19,449,772	1,948
Max Petroleum PLC (d)	11,461,320	21,097
Metals Exploration PLC (a)(e)	3,945,316	2,126
Michelmersh Brick Holdings PLC	109,600	225
MicroEmissive Displays (a)(e)	3,022,300	1,672
Motivcom PLC (e)	1,936,600	3,085
NeutraHealth PLC (a)	6,488,100	1,176
Pan African Resources PLC (a)	3,455,600	338
Peninsular Gold Ltd. (a)	350,000	327
PetroLatina Energy PLC (a)	4,545,755	1,626
PetroLatina Energy PLC warrants 4/30/07 (a)	2,279,573	7
Pilat Media Global PLC (a)	1,026,000	1,365
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Platinum Mining Corp. of India PLC (a)(e)	12,070,800	$ 2,418
Plethora Solutions Holdings PLC (a)	431,818	1,594
PlusNet Technologies Ltd. (a)	1,409,404	5,242
Proteome Sciences PLC (a)	780,842	957
Pureprofile Media PLC (g)	1,108,572	1,057
Pursuit Dynamics PLC (a)	666,667	1,055
Rambler Metals & Mining PLC (a)	1,300,000	1,017
Rheochem PLC (a)(e)	7,753,300	2,034
Rheochem PLC warrants 12/21/07 (a)	4,364,150	105
Ridge Mining PLC (a)	1,739,800	1,477
Sarantel Group PLC Class A (a)	1,819,000	677
Scottish & Southern Energy PLC	209,000	5,238
SDL PLC (a)	948,100	3,979
Serabi Mining PLC (a)	1,590,800	910
Sibir Energy PLC (a)	84,580	653
Sinclair Pharma PLC (a)	2,521,696	5,556
Sinosoft Technology PLC	4,618,900	1,498
Solomon Gold PLC (e)	1,824,300	905
SPI Lasers PLC	565,800	2,024
Spice Holdings PLC	662,000	4,284
SR Pharma plc (a)	2,245,200	749
Stem Cell Sciences PLC (a)	716,649	601
Sterling Energy PLC (a)	3,389,267	1,148
Stratex International PLC	4,191,100	630
SubSea Resources PLC (a)(e)	7,879,100	2,630
SubSea Resources PLC warrants 11/4/09 (a)	1,805,625	284
Synchronica PLC (a)	1,447,320	511
Synergy Healthcare PLC	135,840	1,775
Tanfield Group PLC (a)	6,543,261	5,429
Target Resources PLC	1,020,000	817
Target Resources PLC warrants 7/12/08 (a)	1,020,000	78
Tersus Energy PLC (a)	1,420,122	799
Theratase PLC	1,725,000	2,007
Third Advance Value Realisation Co. Ltd. (a)	507,108	933
Tikit Group PLC	446,100	2,034
TMO Biotec (g)	10,000	572
Toledo Mining Corp. PLC (a)(e)	1,608,144	3,742
Triple Plate Junction PLC (a)	2,463,000	799
Triple Plate Junction PLC warrants 5/9/07 (a)	1,818,750	0
Tristel PLC	30,000	26
UK Coal PLC	809,200	3,774
Unibet Group PLC unit	214,356	4,689
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Vectura Group PLC (a)	2,489,400	$ 4,392
Victoria Oil & Gas PLC (a)	1,855,000	2,618
Virotec International PLC (a)	6,788,332	2,104
Whatman PLC	280,100	1,549
William Ransom & Son PLC	2,973,100	2,637
Windsor PLC	333,530	309
York Pharma PLC (a)	1,070,000	1,970
ZincOx Resources PLC (a)	693,100	3,305
TOTAL UNITED KINGDOM		370,240
United States of America - 1.5%
121Media, Inc. (a)	644,900	11,748
Cyberscan Technology, Inc. (a)(e)	996,527	4,562
Frontera Resources Corp. (a)	1,892,700	1,950
Frontier Mining Ltd. (a)(e)	6,771,600	1,808
Solar Integrated Technologies, Inc. (a)	1,345,573	667
Spacelabs Healthcare, Inc.	707,250	1,727
Uramin, Inc. warrants 7/26/08 (a)(g)	666,666	330
UTEK Corp. (d)	22,500	320
XL TechGroup, Inc. (a)	1,365,380	5,886
TOTAL UNITED STATES OF AMERICA		28,998
TOTAL COMMON STOCKS (Cost $1,554,654)		1,859,510
Nonconvertible Preferred Stocks - 0.1%

United Kingdom - 0.1%
Third Advance Value Realisation Co. Ltd. (a) (Cost $1,344)	757,164	1,401
Investment Companies - 0.0%

United Kingdom - 0.0%
The Greenhouse Fund Ltd. (a) (Cost $404)	2,175,000	456
Corporate Bonds - 0.3%
		Principal Amount (000s)(h)	Value (Note 1) (000s)
Convertible Bonds - 0.3%
Canada - 0.3%
Western Canadian Coal Corp. 7.5% 3/24/11	CAD	7,354	$ 5,830
Nonconvertible Bonds - 0.0%
Norway - 0.0%
Songa Offshore ASA 9% 9/8/10 (f)		$ 600	600
TOTAL CORPORATE BONDS (Cost $6,935)			6,430
Money Market Funds - 9.0%
	Shares
Fidelity Cash Central Fund, 5.34% (b)	76,978,461	76,978
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	96,528,195	96,528
TOTAL MONEY MARKET FUNDS (Cost $173,506)		173,506
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $1,736,843)		2,041,303
NET OTHER ASSETS - (5.4)%		(104,822)
NET ASSETS - 100%		$ 1,936,481
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,520,000 or 0.1% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,646,000 or 0.8% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
AirSea Lines	8/4/06	$ 1,199
AirSea Lines warrants 6/14/08	8/4/06	$ 0
Angus & Ross PLC	8/3/06	$ 969
Appian Technology PLC warrants 2/28/08	2/18/05	$ 0
Belitung Zinc Corp. PLC	1/12/06	$ 1,308
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,142
Countermine PLC	12/22/05	$ 443
Countermine PLC warrants 7/26/06	12/22/05	$ 0
Security	Acquisition Date	Acquisition Cost (000s)
Eclipse Energy Co. Ltd.	4/28/05	$ 1,459
Hot Tuna International PLC warrants 2/25/08	2/14/06	$ 0
International Con Minerals Ltd.	1/30/06	$ 798
International Con Minerals Ltd. warrants 10/31/07	1/30/06	$ 0
Kalahari Energy	9/1/06	$ 1,814
Keronite PLC	8/16/06	$ 1,549
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173
Rock Well Petroleum, Inc.	4/13/06	$ 1,004
Starfield Resources, Inc. warrants 5/9/07	5/18/06	$ 0
Starfield Resources, Inc. warrants 1/21/08	1/17/06	$ 0
Stealth Ventures Ltd. warrants 3/12/08	9/21/06	$ 0
TMO Biotec	10/27/05	$ 535
Uramin, Inc. warrants 7/26/08	8/24/05	$ 0
(h) Principal amount is stated in United States dollars unless otherwise noted.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,843
Fidelity Securities Lending Cash Central Fund	2,546
Total	$ 4,389
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
121Media, Inc.	$ 1,832	$ 915	$ 704	$ -	$ -
Advanced Technology PLC	-	-	-	-	-
Advent Air Ltd.	-	2,523	121	19	2,948
Adwalker PLC	1,292	-	-	-	413
Afren PLC	12,040	2,657	7,151	-	-
Alliance Pharma PLC	2,924	-	318	-	-
Ascent Resources PLC	2,603	526	1,215	-	-
Autoclenz Holdings PLC	-	1,213	290	15	-
Avanti Screenmedia Group PLC	-	7,564	1,837	-	9,335
BDI Mining Corp.	4,646	494	-	-	3,288
BioCare Solutions PLC	-	439	-	-	2,270
Bioprogress PLC	2,479	4,927	1,571	-	9,152
Blackstar Investors PLC	-	5,074	-	-	-
BowLeven PLC	9,158	2,970	4,238	-	-
Cambrian Mining PLC	15,024	3,024	2,644	156	15,845
Centurion Electronics PLC	574	366	-	-	432
Coffeeheaven International PLC	1,580	1,537	1,731	-	-
Corac Group PLC	2,146	283	88	-	3,538
Cyberscan Technology, Inc.	1,725	8,966	-	-	4,562
DA Group PLC	2,490	-	64	-	1,236
Dominion Energy PLC	-	932	-	-	-
Financial Payment Systems Ltd.	-	1,729	-	-	1,485
Forum Energy PLC	2,505	1,207	479	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fox Resources Ltd.	$ 844	$ -	$ 4,134	$ -	$ -
Frontier Mining Ltd.	2,220	256	-	-	1,808
Gasol PLC	-	2,620	263	-	1,257
Gemfields Resources PLC	-	5,312	532	-	5,589
GMA Resources PLC	3,026	1,455	354	-	3,939
Hardide Ltd.	2,909	-	1,050	-	1,711
Healthcare Enterprise Group PLC	10,604	2,028	-	-	1,010
Hot Tuna International PLC	-	2,049	6	-	-
Hydrodec Group PLC	2,730	5,558	1,670	-	8,231
ID Data PLC	1,344	-	-	-	925
Impact Holdings PLC	-	1,944	-	-	2,086
Inion OY	3,466	2,117	-	-	1,677
Interbulk Investments PLC	-	2,006	298	-	1,682
International Ferro Metals	15,854	600	1,630	-	17,682
IPSA Group PLC	2,128	-	1,223	-	-
Jubilee Platinum PLC	3,339	4,414	791	-	8,789
KimCor Diamonds PLC	-	1,147	23	-	1,185
Kura Corp. Ltd.	18,905	588	2,593	15	-
Lambert Howarth Group PLC	6,291	-	5,227	131	-
Landround PLC	582	54	-	-	188
Leadcom Integrated Solutions	4,705	-	1,445	64	-
LTG Technologies PLC	2,294	1,300	16	-	1,948
MagIndustries Corp.	-	13,459	4,582	-	-
Metals Exploration PLC	624	533	194	-	2,126
MicroEmissive Displays	-	1,141	-	-	1,672
Mineral Commodities Ltd.	-	1,802	-	-	948
Mintails Ltd.	-	1,466	244	-	-
Motivcom PLC	3,423	-	147	40	3,085
NeutraHealth PLC	1,719	-	193	-	-
Oil Quest Resources PLC (OLD)	596	-	-	-	-
Pertra AS (A Shares)	-	3,513	1,508	-	-
PetroLatina Energy PLC	-	-	34	-	-
Pilat Media Global PLC	2,244	-	1,894	-	-
Platinum Mining Corp. of India PLC	3,602	-	91	-	2,418
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
PlusNet Technologies Ltd.	$ 7,340	$ 720	$ 845	$ -	$ -
PSI AG	3,396	-	1,893	-	-
Rheochem PLC	1,854	-	258	-	2,034
Solomon Gold PLC	-	1,588	-	-	905
Sphere Investments Ltd.	2,552	-	2,544	-	-
Starfield Resources, Inc.	3,741	1,819	1,083	-	3,247
Stepstone ASA	5,719	-	-	-	-
SubSea Resources PLC	4,362	52	461	-	2,630
Sylvania Resources Ltd.	2,738	557	109	-	-
Sylvania Resources Ltd. (United Kingdom)	-	3,084	-	-	-
Synchronica PLC (formerly, Dat Group PLC)	1,263	-	117	-	-
Taghmen Energy PLC	5,671	-	102	-	-
Tanfield Group PLC	2,911	2,114	5,156	-	-
Tanzanite One Ltd.	4,936	10,260	184	414	9,086
Teleunit Spa	3,683	710	28	94	1,122
Tikit Group PLC	2,436	-	1,014	33	-
Toledo Mining Corp. PLC	982	2,614	313	-	3,742
Visual Defence, Inc.	1,379	1,024	-	-	2,673
Xceldiam Ltd.	2,643	-	-	-	1,946
Total	$ 214,073	$ 127,250	$ 66,700	$ 981	$ 151,845

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $91,236) - See accompanying schedule: Unaffiliated issuers (cost $1,381,890)	$ 1,715,952
Fidelity Central Funds (cost $173,506)	173,506
Other affiliated issuers (cost $181,447)	151,845
Total Investments (cost $1,736,843)		$ 2,041,303
Cash		79
Foreign currency held at value (cost $464)		464
Receivable for investments sold		41,977
Receivable for fund shares sold		566
Dividends receivable		2,857
Interest receivable		359
Receivable from investment adviser for expense reductions		3
Other receivables		414
Total assets		2,088,022

Liabilities
Payable for investments purchased	$ 46,615
Payable for fund shares redeemed	6,294
Accrued management fee	1,457
Distribution fees payable	54
Other affiliated payables	445
Other payables and accrued expenses	148
Collateral on securities loaned, at value	96,528
Total liabilities		151,541

Net Assets		$ 1,936,481
Net Assets consist of:
Paid in capital		$ 1,186,953
Undistributed net investment income		5,133
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		440,012
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		304,383
Net Assets		$ 1,936,481

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($36,701 ÷ 1,274.8 shares)	$ 28.79

Maximum offering price per share (100/94.25 of $28.79)	$ 30.55
Class T: Net Asset Value and redemption price per share ($41,982 ÷ 1,465.7 shares)	$ 28.64

Maximum offering price per share (100/96.50 of $28.64)	$ 29.68
Class B: Net Asset Value and offering price per share ($11,354 ÷ 401.7 shares) A	$ 28.26

Class C: Net Asset Value and offering price per share ($21,335 ÷ 753.2 shares) A	$ 28.33

International Small Cap: Net Asset Value, offering price and redemption price per share ($1,816,059 ÷ 62,562.3 shares)	$ 29.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,050 ÷ 312.2 shares)	$ 28.99

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Amounts in thousands Year ended October 31, 2006
Investment Income
Dividends (including $981 received from other affiliated issuers)		$ 33,534
Interest		499
Income from Fidelity Central Funds (including $2,546 from security lending)		4,389
		38,422
Less foreign taxes withheld		(1,795)
Total income		36,627

Expenses
Management fee Basic fee	$ 21,102
Performance adjustment	2,444
Transfer agent fees	4,929
Distribution fees	752
Accounting and security lending fees	1,162
Custodian fees and expenses	1,238
Independent trustees' compensation	10
Registration fees	88
Audit	102
Legal	48
Interest	38
Miscellaneous	20
Total expenses before reductions	31,933
Expense reductions	(1,487)	30,446
Net investment income (loss)		6,181
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $427)	461,328
Other affiliated issuers	367
Foreign currency transactions	(494)
Total net realized gain (loss)		461,201
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $314)	(42,284)
Assets and liabilities in foreign currencies	(54)
Total change in net unrealized appreciation (depreciation)		(42,338)
Net gain (loss)		418,863
Net increase (decrease) in net assets resulting from operations		$ 425,044

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,181	$ 10,862
Net realized gain (loss)	461,201	242,238
Change in net unrealized appreciation (depreciation)	(42,338)	169,248
Net increase (decrease) in net assets resulting from operations	425,044	422,348
Distributions to shareholders from net investment income	(10,829)	(3,406)
Distributions to shareholders from net realized gain	(234,438)	(45,235)
Total distributions	(245,267)	(48,641)
Share transactions - net increase (decrease)	(456,221)	701,403
Redemption fees	565	1,213
Total increase (decrease) in net assets	(275,879)	1,076,323

Net Assets
Beginning of period	2,212,360	1,136,037
End of period (including undistributed net investment income of $5,133 and undistributed net investment income of $10,862, respectively)	$ 1,936,481	$ 2,212,360

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 26.69	$ 21.25	$ 17.69	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.02)	.05	.02	.02 H
Net realized and unrealized gain (loss)	5.05	6.16	3.83	5.30
Total from investment operations	5.03	6.21	3.85	5.32
Distributions from net investment income	(.05)	(.02)	(.02)	-
Distributions from net realized gain	(2.89)	(.77)	(.31)	-
Total distributions	(2.94)	(.79)	(.33)	-
Redemption fees added to paid in capital E	.01	.02	.04	.02
Net asset value, end of period	$ 28.79	$ 26.69	$ 21.25	$ 17.71
Total Return B, C, D	20.22%	30.16%	22.36%	43.24%
Ratios to Average Net Assets F, J
Expenses before reductions	1.64%	1.66%	1.71%	1.77% A
Expenses net of fee waivers, if any	1.64%	1.66%	1.71%	1.77% A
Expenses net of all reductions	1.58%	1.63%	1.69%	1.74% A
Net investment income (loss)	(.08)%	.21%	.09%	.28% A
Supplemental Data
Net assets, end of period (in millions)	$ 37	$ 35	$ 13	$ 5
Portfolio turnover rate G	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 26.57	$ 21.20	$ 17.68	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.09)	(.01)	(.03)	- H, K
Net realized and unrealized gain (loss)	5.03	6.12	3.83	5.31
Total from investment operations	4.94	6.11	3.80	5.31
Distributions from net investment income	-	-	(.01)	-
Distributions from net realized gain	(2.88)	(.76)	(.31)	-
Total distributions	(2.88)	(.76)	(.32)	-
Redemption fees added to paid in capital E	.01	.02	.04	.02
Net asset value, end of period	$ 28.64	$ 26.57	$ 21.20	$ 17.65
Total Return B, C, D	19.93%	29.72%	22.07%	43.16%
Ratios to Average Net Assets F, J
Expenses before reductions	1.89%	1.92%	1.94%	2.12% A
Expenses net of fee waivers, if any	1.89%	1.91%	1.94%	2.12% A
Expenses net of all reductions	1.83%	1.88%	1.92%	2.09% A
Net investment income (loss)	(.32)%	(.04)%	(.14)%	(.07)% A
Supplemental Data
Net assets, end of period (in millions)	$ 42	$ 42	$ 15	$ 4
Portfolio turnover rate G	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 26.24	$ 20.99	$ 17.62	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.24)	(.14)	(.16)	(.05) H
Net realized and unrealized gain (loss)	4.98	6.08	3.80	5.30
Total from investment operations	4.74	5.94	3.64	5.25
Distributions from net realized gain	(2.73)	(.71)	(.31)	-
Redemption fees added to paid in capital E	.01	.02	.04	.02
Net asset value, end of period	$ 28.26	$ 26.24	$ 20.99	$ 17.52
Total Return B, C, D	19.28%	29.13%	21.21%	42.67%
Ratios to Average Net Assets F, J
Expenses before reductions	2.48%	2.49%	2.63%	2.76% A
Expenses net of fee waivers, if any	2.40%	2.43%	2.63%	2.76% A
Expenses net of all reductions	2.34%	2.40%	2.60%	2.73% A
Net investment income (loss)	(.84)%	(.56)%	(.83)%	(.71)% A
Supplemental Data
Net assets, end of period (in millions)	$ 11	$ 13	$ 5	$ 1
Portfolio turnover rate G	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 26.31	$ 21.04	$ 17.64	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.23)	(.13)	(.12)	(.04) H
Net realized and unrealized gain (loss)	4.99	6.10	3.80	5.31
Total from investment operations	4.76	5.97	3.68	5.27
Distributions from net investment income	-	-	(.01)	-
Distributions from net realized gain	(2.75)	(.72)	(.31)	-
Total distributions	(2.75)	(.72)	(.32)	-
Redemption fees added to paid in capital E	.01	.02	.04	.02
Net asset value, end of period	$ 28.33	$ 26.31	$ 21.04	$ 17.64
Total Return B, C, D	19.34%	29.22%	21.43%	42.83%
Ratios to Average Net Assets F, J
Expenses before reductions	2.38%	2.41%	2.43%	2.57% A
Expenses net of fee waivers, if any	2.38%	2.41%	2.43%	2.57% A
Expenses net of all reductions	2.32%	2.38%	2.40%	2.55% A
Net investment income (loss)	(.81)%	(.54)%	(.62)%	(.52)% A
Supplemental Data
Net assets, end of period (in millions)	$ 21	$ 25	$ 9	$ 1
Portfolio turnover rate G	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - International Small Cap

Years ended October 31,	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.89	$ 21.36	$ 17.71	$ 9.87	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.15	.10	.07 G	(.01)
Net realized and unrealized gain (loss)	5.08	6.19	3.84	7.75	(.12)
Total from investment operations	5.16	6.34	3.94	7.82	(.13)
Distributions from net investment income	(.14)	(.06)	(.02)	-	-
Distributions from net realized gain	(2.89)	(.77)	(.31)	(.02)	-
Total distributions	(3.03)	(.83)	(.33)	(.02)	-
Redemption fees added to paid in capital D	.01	.02	.04	.04	- J
Net asset value, end of period	$ 29.03	$ 26.89	$ 21.36	$ 17.71	$ 9.87
Total Return B, C	20.65%	30.67%	22.84%	79.78%	(1.30)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.28%	1.28%	1.30%	1.54%	13.70% A
Expenses net of fee waivers, if any	1.28%	1.28%	1.30%	1.54%	1.80% A
Expenses net of all reductions	1.22%	1.25%	1.28%	1.51%	1.80% A
Net investment income (loss)	.29%	.59%	.50%	.46%	(.56)% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,816	$ 2,090	$ 1,091	$ 547	$ 3
Portfolio turnover rate F	84%	79%	77%	84%	85% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share.

H For the period September 18, 2002 (commencement of operations) to October 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.86	$ 21.36	$ 17.72	$ 12.35
Income from Investment Operations
Net investment income (loss) D	.08	.14	.10	.04 G
Net realized and unrealized gain (loss)	5.07	6.18	3.84	5.31
Total from investment operations	5.15	6.32	3.94	5.35
Distributions from net investment income	(.14)	(.07)	(.03)	-
Distributions from net realized gain	(2.89)	(.77)	(.31)	-
Total distributions	(3.03)	(.84)	(.34)	-
Redemption fees added to paid in capital D	.01	.02	.04	.02
Net asset value, end of period	$ 28.99	$ 26.86	$ 21.36	$ 17.72
Total Return B, C	20.65%	30.59%	22.84%	43.48%
Ratios to Average Net Assets E, I
Expenses before reductions	1.29%	1.30%	1.32%	1.51% A
Expenses net of fee waivers, if any	1.29%	1.30%	1.32%	1.51% A
Expenses net of all reductions	1.23%	1.27%	1.29%	1.48% A
Net investment income (loss)	.28%	.57%	.49%	.54% A
Supplemental Data
Net assets, end of period (in millions)	$ 9	$ 7	$ 3	$ .4
Portfolio turnover rate F	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Small Cap and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 444,995
Unrealized depreciation	(177,521)
Net unrealized appreciation (depreciation)	267,474
Undistributed ordinary income	43,513
Undistributed long-term capital gain	310,524

Cost for federal income tax purposes	$ 1,773,829

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 66,631	$ 30,409
Long-term Capital Gains	178,636	18,232
Total	$ 245,267	$ 48,641

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,999,351 and $2,719,149, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of the retail class of the Fund, International Small Cap, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .97% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 99	$ 2
Class T	.25%	.25%	240	-
Class B	.75%	.25%	137	103
Class C	.75%	.25%	276	41
			$ 752	$ 146

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8
Class T	6
Class B*	42
Class C*	2
$ 58

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for International Small Cap. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Small Cap shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 124.31
Class T	148.31
Class B	55.40
Class C	82.30
International Small Cap	4,500.20
Institutional Class	20.21
	$ 4,929

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 23,977	5.14%	$ 38

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $7 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending - continued

return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	2.40%	$ 10

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,455 for the period. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Small Cap	$ 22

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified

Annual Report

8. Other - continued

the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 62	$ 14
International Small Cap	10,726	3,381
Institutional Class	41	11
Total	$ 10,829	$ 3,406
From net realized gain
Class A	$ 3,713	$ 542
Class T	4,531	602
Class B	1,339	221
Class C	2,560	359
International Small Cap	221,459	43,388
Institutional Class	836	123
Total	$ 234,438	$ 45,235

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended	2006	2005	2006	2005
Class A
Shares sold	335	915	$ 9,788	$ 22,252
Reinvestment of distributions	125	20	3,194	427
Shares redeemed	(490)	(255)	(14,008)	(6,421)
Net increase (decrease)	(30)	680	$ (1,026)	$ 16,258

Class T
Shares sold	413	1,286	$ 11,877	$ 31,179
Reinvestment of distributions	165	24	4,209	531
Shares redeemed	(679)	(457)	(19,325)	(11,453)
Net increase (decrease)	(101)	853	$ (3,239)	$ 20,257

Class B
Shares sold	69	415	$ 1,926	$ 9,882
Reinvestment of distributions	48	9	1,211	199
Shares redeemed	(202)	(178)	(5,665)	(4,336)
Net increase (decrease)	(85)	246	$ (2,528)	$ 5,745

Class C
Shares sold	146	680	$ 4,106	$ 16,301
Reinvestment of distributions	80	13	2,033	272
Shares redeemed	(431)	(147)	(11,929)	(3,591)
Net increase (decrease)	(205)	546	$ (5,790)	$ 12,982

International Small Cap
Shares sold	17,580	51,579	$ 512,574	$ 1,266,283
Reinvestment of distributions	8,379	2,008	216,010	43,867
Shares redeemed	(41,151)	(26,924)	(1,173,251)	(667,826)
Net increase (decrease)	(15,192)	26,663	$ (444,667)	$ 642,324

Institutional Class
Shares sold	124	259	$ 3,656	$ 6,323
Reinvestment of distributions	20	3	506	59
Shares redeemed	(109)	(105)	(3,132)	(2,545)
Net increase (decrease)	35	157	$ 1,030	$ 3,837

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of International Small Cap (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of International Small Cap. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of International Small Cap. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Ben Paton (45)

Year of Election or Appointment: 2004

Vice President of International Small Cap. Mr. Paton serves as Vice President of another fund advised by FMR. Prior to his current responsibilities, Mr. Paton worked as a research analyst and manager.

Tokuya Sano (35)

Year of Election or Appointment: 2002

Vice President of International Small Cap. Mr. Sano also serves as Vice President of another fund advised by FMR. Prior to his current responsibilities, Mr. Sano worked as a research analyst and manager.

Wilson L. Wong (33)

Year of Election or Appointment: 2005

Vice President of International Small Cap. Mr. Wong also serves as Vice President of another fund advised by FMR. Prior to his current responsibilities, Mr. Wong worked as an investment analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 2002

Secretary of International Small Cap. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of International Small Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of International Small Cap. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of International Small Cap. Mr. Ganis also serves as AML officer of other Fidelity funds (2006- present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of International Small Cap. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005- present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of International Small Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of International Small Cap. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of International Small Cap. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of International Small Cap. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2002 Assistant Treasurer of International Small Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of International Small Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of International Small Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of International Small Cap. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Advisor International Small Cap Fund	12/11/06	12/08/06	$.065	$5.675

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $310,524,390, or, if subsequently determined to be different, the net capital gain of such year.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.210 and $.0228 for the dividend paid December 12, 2005.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, as applicable, the cumulative total returns of Class C and Fidelity International Small Cap (retail class), the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Fidelity International Small Cap (retail class) represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Fidelity International Small Cap (retail class) was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Fidelity International Small Cap (retail class) compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 37% means that 63% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and equal to the median of its ASPG for 2005. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Fidelity International Small Cap (retail class) ranked below its competitive median for 2005, and the total expenses of each of Class A, Class B, Class C, Class T and Institutional Class ranked above its competitive median for 2005. The Board considered that the fund is an international small cap fund, but that the broader competitive mapped group includes international funds of all cap levels because there are relatively few international funds focused on small caps. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1572 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis
Company (formerly Fidelity
Management & Research (Far East) Inc.)

Fidelity International Investment
Advisors

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Mellon Bank
Pittsburgh, PA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ISC-UANN-1206
1.793584.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Small Cap

Fund - Institutional Class

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Institutional Class is a class of
Fidelity® International Small Cap Fund

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	35	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	45	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	55
Trustees and Officers	56
Distributions	67
Board Approval of Investment Advisory Contracts and Management Fees	68

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor International Small Cap Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Life of FundA
Institutional Class B	20.65%	34.92%

A From September 18, 2002.

B The initial offering of Institutional Class shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of International Small Cap, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Small Cap Fund - Institutional Class on September 18, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ben Paton, Tokuya Sano and Wilson Wong, Co-Portfolio Managers of Fidelity Advisor International Small Cap Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

During the past year, the fund's Institutional Class shares returned 20.65%, compared with 23.55% for the MSCI EAFE Small Cap index. Weak results in the Europe/Africa/Middle East subportfolio - in particular, fueled by unsuccessful positions in the United Kingdom and in energy and materials stocks - hurt the most versus the index. For example, not owning Swedish zinc producer Boliden was costly, as zinc prices soared, causing the stock to follow suit. Healthcare Enterprise Group, a U.K. health care device company, faltered because of an acquisition that reported unexpected losses. Performance also suffered due to Japan-based Kura Corp., a restaurant operator; Tanzanite One, a Bermuda-incorporated miner of the blue gemstone tanzanite; and Downer EDI, an Australian engineering company. Conversely, both the Japanese and Pacific Basin ex Japan subportfolios outperformed their respective index components. On a sector basis, financials and information technology helped, with Italian stock Banca Italease leading the way. Other positives included Japanese auto parts maker Nissin Kogyo and the timely sale of DaVinci Advisors, a real estate stock. In the Pacific Basin ex Japan subportfolio, contributors included two Australian companies: engineering services provider WorleyParsons and Bradken, a supplier of consumable products to the mining and rail industries. In absolute terms, currency fluctuations bolstered the fund's gains.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Class A
Actual	$ 1,000.00	$ 890.50	$ 7.86
Hypothetical A	$ 1,000.00	$ 1,016.89	$ 8.39
Class T
Actual	$ 1,000.00	$ 889.40	$ 9.00
Hypothetical A	$ 1,000.00	$ 1,015.68	$ 9.60
Class B
Actual	$ 1,000.00	$ 887.30	$ 11.42
Hypothetical A	$ 1,000.00	$ 1,013.11	$ 12.18
Class C
Actual	$ 1,000.00	$ 887.30	$ 11.32
Hypothetical A	$ 1,000.00	$ 1,013.21	$ 12.08
International Small Cap
Actual	$ 1,000.00	$ 892.40	$ 6.11
Hypothetical A	$ 1,000.00	$ 1,018.75	$ 6.51
Institutional Class
Actual	$ 1,000.00	$ 892.30	$ 6.20
Hypothetical A	$ 1,000.00	$ 1,018.65	$ 6.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.65%
Class T	1.89%
Class B	2.40%
Class C	2.38%
International Small Cap	1.28%
Institutional Class	1.30%

Annual Report

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2006
Japan 31.2%
United Kingdom 19.2%
Australia 10.5%
United States of America 5.1%
Canada 3.7%
France 3.2%
Germany 3.1%
Italy 2.9%
Bermuda 2.5%
Other 18.6%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2006
Japan 32.2%
United Kingdom 18.1%
Australia 9.6%
Canada 3.9%
South Africa 3.8%
United States of America 2.8%
Italy 2.8%
Bermuda 2.4%
Germany 2.2%
Other 22.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	96.1	98.7
Bonds	0.3	0.3
Short-Term Investments and Net Other Assets	3.6	1.0
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Banca Italease Spa (Italy, Diversified Financial Services)	2.3	1.9
Icade SA (France, Real Estate Management & Development)	1.3	0.1
Nissin Kogyo Co. Ltd. (Japan, Auto Components)	1.2	0.9
Steinhoff International Holdings Ltd. (South Africa, Household Durables)	1.1	1.5
Fujikura Ltd. (Japan, Electrical Equipment)	1.1	0.8
Ceske Energeticke Zavody AS (Czech Republic, Electric Utilities)	1.1	0.0
Max Petroleum PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.1	1.0
NOK Corp. (Japan, Auto Components)	1.0	0.1
Nippon Seiki Co. Ltd. (Japan, Auto Components)	0.9	0.7
International Ferro Metals (Australia, Metals & Mining)	0.9	0.6
	12.0
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	16.8	16.5
Materials	16.7	18.7
Industrials	15.1	15.7
Information Technology	11.4	12.8
Financials	11.3	9.8
Energy	10.3	14.5
Health Care	5.4	5.0
Utilities	4.6	1.2
Consumer Staples	3.7	3.7
Telecommunication Services	1.1	1.1

Annual Report

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value (Note 1) (000s)
Australia - 10.5%
Allied Gold Ltd. (a)	11,880,000	$ 3,863
AMP Ltd.	398,700	2,932
Aristocrat Leisure Ltd.	38,800	418
Austbrokers Holdings Ltd.	1,012,159	3,173
Australian Stock Exchange Ltd.	191,909	5,259
Australian Wealth Management Ltd.	2,709,087	5,453
Babcock & Brown Japan Property Trust	1,297,100	1,943
Billabong International Ltd.	307,700	3,735
Bradken Ltd.	1,417,195	6,703
Brambles Industries Ltd. (d)	308,500	2,981
Caltex Australia Ltd.	36,000	617
Capital-XX Ltd.	2,262,572	3,129
Centamin Egypt Ltd. (a)	5,903,500	2,984
Cochlear Ltd.	163,900	7,064
Computershare Ltd.	1,284,572	7,657
David Jones Ltd.	590,500	1,655
Dominos Pizza Australia New Zealand Ltd.	2,778,220	6,990
Downer EDI Ltd.	581,057	2,897
Dwyka Diamonds Ltd. (a)	6,949,000	2,717
Elixir Petroleum Ltd. (a)	2,002,140	630
Elkedra Diamonds NL (a)	5,953,671	2,470
Energy Resources of Australia Ltd.	129,200	1,774
European Gas Ltd. (a)	1,673,600	894
Fox Resources Ltd. warrants 6/30/07 (a)	342,636	252
Hastie Group Ltd.	2,126,299	4,000
HFA Holdings Ltd.	2,152,000	3,099
IBT Education Ltd.	153,450	227
International Ferro Metals (e)	24,719,526	17,682
Invocare Ltd.	67,700	278
Jumbuck Entertainment Ltd. (a)	841,100	1,205
Kimberley Diamond Co. NL (a)	855,800	696
Macquarie Goodman Group unit	295,700	1,515
Metcash Ltd.	2,138,000	7,084
Mineral Commodities Ltd. (a)(e)	7,900,000	948
Mineral Deposits Ltd. (a)	4,233,200	5,112
Mintails Ltd. (a)	6,289,600	974
Monto Minerals Ltd. (a)	8,525,252	1,504
Monto Minerals Ltd. warrants 5/25/09 (a)	1,485,934	11
Mortgage Choice Ltd.	2,133,191	4,426
Multiplex Group unit	1,238,000	3,527
Newcrest Mining Ltd.	23,800	439
Novera Energy Ltd. (a)	488,000	521
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Australia - continued
Oakton Ltd.	130,715	$ 419
Paladin Resources Ltd. (a)(d)	1,443,600	6,448
Patties Food Ltd.	1,035,200	1,402
Phosphagenics Ltd. (a)	9,040,000	2,449
QBE Insurance Group Ltd.	257,323	4,920
Reverse Corp. Ltd.	1,073,700	2,934
Rinker Group Ltd.	82,700	1,188
Roc Oil Co. Ltd. (United Kingdom) (a)	3,700,112	10,022
SAI Global Ltd.	98,900	274
Seek Ltd.	1,350,239	5,561
Sigma Pharmaceuticals Ltd.	1,517,600	3,031
SMS Management & Technology Ltd.	166,300	530
Sonic Healthcare Ltd.	89,400	910
Sphere Investments Ltd. (a)	2,038,159	1,988
Summit Resources Ltd. (a)	1,039,620	1,787
Sylvania Resources Ltd. (a)	7,484,597	5,331
Sylvania Resources Ltd. (United Kingdom) (a)	4,923,630	3,616
Tanami Gold NL	19,652,484	2,815
Tattersall's Ltd.	665,464	1,875
United Group Ltd.	320,421	3,624
Woodside Petroleum Ltd.	45,600	1,326
Woolworths Ltd.	394,926	6,326
WorleyParsons Ltd.	172,430	2,423
TOTAL AUSTRALIA		202,637
Austria - 0.3%
Oesterreichische Elektrizitaetswirtschafts AG (Verbund)	106,900	5,336
Belgium - 0.1%
Punch International NV (a)	17,350	2,024
Bermuda - 2.5%
Aquarius Platinum Ltd. (United Kingdom)	539,400	10,052
Hi Sun Technology (China) Ltd. (a)	2,106,000	406
Katanga Mining Ltd. (a)	233,800	1,320
Pacific Basin Shipping Ltd.	2,030,000	1,305
Peace Mark Holdings Ltd.	3,750,000	2,556
Petra Diamonds Ltd. (a)	2,502,406	5,847
Ports Design Ltd.	1,798,000	3,126
RC Group (Holdings) Ltd.	2,139,000	2,693
SeaDrill Ltd. (a)	502,921	7,132
Tanzanite One Ltd. (e)	5,808,701	9,086
Trefoil Ltd. (a)	385,100	2,698
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Bermuda - continued
Xceldiam Ltd. (e)	3,318,255	$ 1,946
Xceldiam Ltd. warrants 11/16/07 (a)	1,659,127	222
TOTAL BERMUDA		48,389
British Virgin Islands - 0.4%
Albidon Ltd. unit (a)	1,469,000	1,646
BDI Mining Corp. (a)(e)	8,728,890	3,288
Kalahari Energy (a)(g)	1,451,000	1,814
Titanium Resources Group Ltd.	959,090	1,134
TOTAL BRITISH VIRGIN ISLANDS		7,882
Canada - 3.4%
AirSea Lines (g)	1,862,300	1,189
AirSea Lines warrants 6/14/08 (a)(g)	1,862,300	0
Altius Minerals Corp. (a)	533,806	3,842
Antrim Energy, Inc. (a)	714,540	2,482
Antrim Energy, Inc. (United Kingdom)	800,000	2,762
Bankers Petroleum Ltd. (a)	3,767,000	2,282
Brazilian Diamonds Ltd. (a)	332,000	41
First Quantum Minerals Ltd.	190,271	10,872
Grove Energy Ltd. (a)	1,964,140	1,161
Lionore Mining International Ltd. (a)	474,540	4,003
MagIndustries Corp. (a)	7,216,960	6,107
Oilexco, Inc. (a)	1,394,525	8,360
Platinum Group Metals Ltd. (a)	407,100	696
Rock Well Petroleum, Inc. (g)	770,400	1,029
Starfield Resources, Inc. (a)(e)	13,019,181	3,247
Starfield Resources, Inc.:
warrants 5/9/07 (a)(g)	1,313,025	9
warrants 1/21/08 (a)(g)	1,678,100	89
Stealth Ventures Ltd. (a)	966,500	1,178
Stealth Ventures Ltd. warrants 3/12/08 (a)(g)	483,250	110
StrataGold Corp. (a)	2,976,400	2,704
SXR Uranium One, Inc. (a)	475,740	5,409
Tenke Mining Corp. (a)	103,000	1,373
Visual Defence, Inc. (a)(e)	5,963,100	2,673
Western Canadian Coal Corp.	1,554,418	2,894
Western Canadian Coal Corp. (United Kingdom) (a)	548,286	1,098
TOTAL CANADA		65,610
Cayman Islands - 0.4%
Computime Group Ltd.	2,048,000	761
EcoGreen Fine Chemical Group Ltd.	2,346,000	573
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Cayman Islands - continued
Hopefluent Group Holdings Ltd.	20,000	$ 8
Kingboard Chemical Holdings Ltd.	149,000	530
New World China Land Ltd.	3,470,000	1,664
Prime Success International Group Ltd.	2,718,000	2,230
Shimao Property Holdings Ltd.	648,000	873
Wasion Meters Group Ltd.	2,030,000	848
TOTAL CAYMAN ISLANDS		7,487
China - 0.9%
BYD Co. Ltd. (H Shares) (a)	363,000	978
China International Marine Containers Co. Ltd. (B Shares)	1,115,800	1,571
China Merchants Bank Co. Ltd. (H Shares) (a)	1,663,500	2,597
China Oilfield Services Ltd. (H Shares)	2,664,000	1,497
China Shipping Development Co. Ltd. (H Shares)	1,286,000	1,399
Dalian Port (PDA) Co. Ltd. (H Shares)	2,188,000	1,058
Guangzhou R&F Properties Co. Ltd. (H Shares)	696,000	1,137
Home Inns & Hotels Management, Inc. sponsored ADR	2,200	54
Hunan Non-Ferrous Metals Corp. Ltd. (H Shares)	3,026,000	1,432
Industrial & Commercial Bank of China	2,524,000	1,129
London Asia Chinese Private Equity Fund Ltd. (a)	473,800	1,008
Nine Dragons Paper (Holdings) Ltd.	1,154,000	1,469
Parkson Retail Group Ltd.	36,000	150
Shenzhou International Group Holdings Ltd.	2,768,000	1,146
Yantai Changyu Pioneer Wine Co. (B Shares)	327,210	1,115
TOTAL CHINA		17,740
Cyprus - 0.1%
Buried Hill Energy (Cyprus) PLC (g)	1,947,000	2,142
Czech Republic - 1.1%
Ceske Energeticke Zavody AS	533,600	21,101
Finland - 0.6%
Inion OY (a)(e)	3,740,300	1,677
Nokian Tyres Ltd.	348,000	6,663
Tekla Oyj (A Shares)	344,180	2,886
TOTAL FINLAND		11,226
France - 3.2%
BVRP Software SA (a)	98,706	1,914
Carbone Lorraine	27,400	1,526
Carrefour SA	50,000	3,047
Constructions Industrielles dela Mediterranee SA	9,300	1,319
Common Stocks - continued
	Shares	Value (Note 1) (000s)
France - continued
Electricite de France	90,900	$ 5,512
Groupe Open SA (a)(d)	51,442	867
Groupe Promeo	32,130	1,538
Guerbet SA	8,400	1,406
Icade SA	435,318	25,843
Sechilienne-Sidec	94,320	3,612
Tessi SA	43,953	2,776
The Lisi Group	22,500	1,581
Veolia Environnement	166,000	10,164
TOTAL FRANCE		61,105
Germany - 3.1%
Articon-Integralis AG (Reg.) (a)	195,779	825
Deutz AG (a)(d)	1,027,100	10,344
E.ON AG	93,000	11,196
ElringKlinger AG	18,284	972
Fresenius Medical Care AG	108,100	14,424
Grenkeleasing AG	25,918	1,069
Kontron AG	120,300	1,749
Merck KGaA	18,831	1,985
Parsytec AG (a)	153,836	1,198
Pfleiderer AG	164,259	4,462
PSI AG (a)	387,761	2,227
Pulsion Medical Systems AG (a)	98,511	742
RWE AG	52,000	5,139
SGL Carbon AG (a)	200,700	4,396
TOTAL GERMANY		60,728
Greece - 0.9%
Autohellas SA	259,430	1,556
Fourlis Holdings SA	110,000	2,134
Marfin Financial Group Holdings SA	45,000	2,270
Sarantis SA (Reg.)	1,159,018	11,243
TOTAL GREECE		17,203
Hong Kong - 1.2%
Bank of East Asia Ltd.	275,000	1,314
Cafe de Coral Holdings Ltd.	976,000	1,526
China Overseas Land & Investment Ltd.	1,424,000	1,298
Citic International Financial Holdings Ltd.	858,000	576
CNPC (Hong Kong) Ltd.	3,180,000	1,595
Esprit Holdings Ltd.	389,000	3,766
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Hong Kong - continued
Fairwood Holdings Ltd. (f)	928,500	$ 920
Hong Kong Aircraft & Engineering Co.	11,200	142
Industrial & Commercial Bank of China (Asia) Ltd.	820,000	1,421
Li & Fung Ltd.	924,000	2,418
Lifestyle International Holdings Ltd.	451,000	874
Sa Sa International Holdings Ltd.	1,028,000	365
Tai Cheung Holdings Ltd.	1,384,000	683
Vtech Holdings Ltd.	882,000	4,434
Wing Lung Bank Ltd.	122,700	1,167
TOTAL HONG KONG		22,499
India - 0.2%
Great Eastern Energy Corp. Ltd. GDR	909,000	2,124
Noida Toll Bridge Co. Ltd. GDR	454,051	1,975
TOTAL INDIA		4,099
Indonesia - 0.1%
PT Bank Niaga Tbk	15,019,000	1,434
PT Perushahaan Perkebunan London Sumatra Tbk	1,526,500	775
PT Telkomunikasi Indonesia Tbk Series B	592,000	546
TOTAL INDONESIA		2,755
Ireland - 0.7%
Adwalker PLC (a)(e)	9,125,000	413
Glanbia PLC	1,135,500	4,348
Kenmare Resources PLC (a)	2,640,000	1,964
Kenmare Resources PLC warrants 7/23/09 (a)	1,712,500	751
Minco PLC (a)	300,000	47
Petroceltic International PLC (a)(d)	13,644,934	3,384
Providence Resources PLC (a)	1,675,130	141
Trinity Biotech PLC sponsored ADR (a)	227,325	2,085
Vimio PLC (a)	867,300	935
TOTAL IRELAND		14,068
Israel - 0.6%
Advanced Vision Technology Ltd. (a)	133,900	1,786
Israel Chemicals Ltd.	611,900	3,495
Leadcom Integrated Solutions	3,601,400	4,053
Metal-Tech Ltd.	575,500	1,756
MTI Wireless Edge Ltd.	705,128	632
TOTAL ISRAEL		11,722
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Italy - 2.9%
Banca Italease Spa	790,700	$ 44,157
Bastogi Spa (a)	3,339,200	861
Enel Spa ADR	543,800	5,220
ERG Spa	109,100	2,285
Lottomatica Spa	81,000	2,957
Teleunit Spa (e)	12,719,158	1,122
TOTAL ITALY		56,602
Japan - 31.2%
Abc-Mart, Inc.	320,300	7,230
Access Co. Ltd. (a)	515	1,013
Access Co. Ltd. (a)(d)	181	1,206
Advanced Media, Inc. (a)	64	167
Aeon Fantasy Co. Ltd.	55,300	1,967
Aichi Steel Corp. (d)	280,000	1,666
Ain Pharmaciez, Inc.	38,000	695
Alpen Co. Ltd.	51,200	1,541
AOC Holdings, Inc.	70,500	1,278
AOI Electronics Co. Ltd.	79,000	1,800
Ariake Japan Co. Ltd. (d)	115,300	2,119
Asahi Diamond Industrial Co. Ltd.	231,000	1,523
Asics Corp.	137,000	1,835
Asset Managers Co. Ltd. (d)	931	2,547
Atect Corp.	17,100	224
Atrium Co. Ltd.	98,700	3,367
Axell Corp.	490	1,550
Bic Camera, Inc.	48	67
Bit-isle, Inc.	284	1,428
Bookoff Corp.	151,200	2,760
C. Uyemura & Co. Ltd.	42,400	2,799
Canon Fintech, Inc.	72,900	1,318
Casio Micronics Co. Ltd.	181,900	2,003
Chiba Bank Ltd.	458,000	4,104
Chiyoda Corp.	129,000	2,338
Chugoku Marine Paints Ltd.	49,000	307
Chuo Denki Kogyo Co. Ltd. (d)	30,000	114
CMIC Co. Ltd. (d)	1,990	521
Create SD Co. Ltd.	65,900	1,076
Daido Metal Co. Ltd. (d)	784,000	5,175
Daido Steel Co. Ltd.	1,192,000	7,776
Daikokutenbussan Co. Ltd.	44,100	914
Daiseki Co. Ltd.	79,500	1,920
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Daito Gyorui Co. Ltd.	93,000	$ 200
Daiwa Securities Group, Inc.	158,000	1,793
Daiwabo Information System Ltd. (d)	285,500	3,586
Denyo Co. Ltd.	49,600	537
Descente Ltd. (d)	220,000	1,117
Ebara Corp. (d)	311,000	1,215
Eiken Chemical Co. Ltd.	122,700	1,194
Elpida Memory, Inc. (a)	41,100	1,919
Endo Lighting Corp.	177,900	1,688
EPS Co. Ltd. (d)	996	2,333
Fast Retailing Co. Ltd.	48,500	4,590
FCC Co. Ltd. (d)	71,800	1,651
FinTech Global, Inc. (d)	1,812	1,642
Fujikura Ltd. (d)	1,999,000	21,381
Fullcast Co. Ltd. (d)	1,033	3,047
Furukawa Electric Co. Ltd.	956,000	6,825
Futaba Industrial Co. Ltd. (d)	102,000	2,333
Gentosha, Inc. (d)	111	459
Hamamatsu Photonics KK (d)	145,100	4,193
Harmonic Drive Systems, Inc.	306	1,672
Haseko Corp. (a)(d)	876,500	3,013
Heiwa Real Estate Co. Ltd. (d)	290,000	1,946
Hikari Tsushin, Inc.	247,800	13,051
Hioki EE Corp.	32,300	994
Hiroshima Bank Ltd.	451,000	2,695
Hitachi Construction Machinery Co. Ltd.	369,900	8,792
Hitachi Maxell Ltd.	138,500	2,031
Hokuriku Electric Industry (d)	882,000	2,519
Hokuto Corp.	178,900	2,941
Ibiden Co. Ltd.	34,000	1,782
Inpex Holdings, Inc.	235	1,921
Intelligence Ltd. (d)	718	1,559
Internet Research Institute, Inc. (d)	1,474	916
Iriso Electronics Co. Ltd.	62,400	2,241
Ishihara Chemical Co. Ltd.	38,500	762
Ishikawajima-Harima Heavy Industries Co. Ltd.	1,408,000	4,743
Itochu Corp.	734,000	5,849
ITOCHU Techno-Solutions Corp. (d)	21,600	1,208
Japan Communications, Inc. (a)(d)	333	104
Japan Digital Contents Trust, Inc. (a)	725	209
Jastec Co. Ltd.	141,300	1,258
JGC Corp.	108,000	1,681
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Joint Corp.	33,000	$ 1,298
JSR Corp.	126,300	3,175
Juroku Bank Ltd.	179,000	1,015
Kakaku.com, Inc. (d)	607	1,806
Kenedix, Inc.	312	1,753
Kibun Food Chemifa Co. Ltd. (d)	66,900	677
Kitagawa Seiki Co. Ltd.	31,500	225
KK daVinci Advisors (a)	2,823	3,089
Kobayashi Pharmaceutical Co. Ltd.	109,400	4,200
Koito Manufacturing Co. Ltd.	149,000	2,106
Konica Minolta Holdings, Inc. (d)	479,000	6,381
Kubota Corp.	59,000	516
Kura Corp. Ltd.	4,979	11,537
Kurita Water Industries Ltd.	86,800	1,774
Link Theory Holdings Co. Ltd. (d)	120	228
Lintec Corp.	150,300	3,431
Mandom Corp.	25,200	614
Mazda Motor Corp.	940,000	6,357
Media Global Links Co. Ltd.	473	1,209
Meganesuper Co. Ltd.	20	0
Meiko Electronics Co. Ltd.	141,300	5,678
Micronics Japan Co. Ltd. (d)	200,100	5,680
Mitsuba Corp.	277,000	2,027
Mitsubishi Gas Chemical Co., Inc.	985,000	9,382
Mitsubishi Materials Corp. (d)	433,000	1,707
Mitsubishi Rayon Co. Ltd.	99,000	625
Mitsui Engineering & Shipbuilding Co.	770,000	2,870
Mitsui O.S.K. Lines Ltd.	705,000	5,877
Miyachi Corp.	39,100	690
Mori Seiki Co. Ltd. (d)	93,600	1,957
Murata Manufacturing Co. Ltd.	131,000	9,162
Nabtesco Corp.	132,000	1,586
Nachi-Fujikoshi Corp.	1,045,000	5,191
Nafco Co. Ltd.	34,600	958
NEOMAX Co. Ltd. (d)	325,000	5,974
NGK Spark Plug Co. Ltd. (d)	631,000	13,299
NHK Spring Co. Ltd.	321,000	3,549
NIC Corp.	224,900	1,850
Nidec Copal Electronics Corp. (d)	308,900	2,113
Nidec Corp.	44,100	3,375
Nihon Ceratec Co. Ltd. (d)	283	733
Nihon Dempa Kogyo Co. Ltd. (d)	327,400	13,436
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Nihon Micro Coating Co. Ltd.	35,600	$ 258
Nihon Trim Co. Ltd. (d)	193,500	9,314
Nihonwasou Holdings, Inc.	6	6
Nikkiso Co. Ltd.	316,000	2,713
Nippon Chemiphar Co. Ltd. (a)(d)	301,000	1,969
Nippon Denko Co. Ltd. (d)	1,904,000	7,456
Nippon Mining Holdings, Inc.	77,000	575
Nippon Oil Corp.	204,000	1,517
Nippon Paint Co. Ltd.	970,000	5,208
Nippon Seiki Co. Ltd.	757,000	18,090
Nippon Soda Co. Ltd. (a)	330,000	1,744
Nissei Corp.	97,900	963
Nissin Kogyo Co. Ltd.	968,100	23,176
NOK Corp.	732,700	19,232
Noritake Co. Ltd.	287,000	1,453
NTN Corp.	165,000	1,359
Obara Corp.	1,100	43
Oiles Corp.	64,500	1,530
Optex Co. Ltd. (d)	32,400	906
Optoelectronics Co. Ltd.	37,100	980
Otaki Gas Co. Ltd.	15,000	78
Otsuka Corp. (d)	23,100	2,536
Pacific Metals Co. Ltd.	154,000	1,323
Phoenix Electric Co. Ltd. (d)	238,100	1,460
Pigeon Corp. (d)	68,800	1,259
Produce Co. Ltd.	364	2,652
Ray Corp.	189,100	404
Rex Holdings Co. Ltd. (d)	1,683	2,921
Round One Corp.	569	2,325
Royal Holdings Co. Ltd.	84,700	1,167
Ryobi Ltd.	254,000	2,026
Saison Information Systems Co. Ltd.	118,300	1,135
Saizeriya Co. Ltd. (d)	73,700	965
Sammy NetWorks Co. Ltd. (d)	1,083	5,648
Sanyo Special Steel Co. Ltd.	143,000	952
Sato Corp.	201,200	3,819
Sawai Pharmaceutical Co. Ltd. (d)	48,800	2,257
SBI Holdings, Inc.	2,969	1,084
Sega Sammy Holdings, Inc.	62,100	1,561
Sekisui Plastics Co. Ltd.	128,000	439
Seria Co. Ltd.	577	977
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Shaddy Co. Ltd. (d)	142,000	$ 1,808
Shibaura Electronics Co. Ltd.	121,300	2,152
Shikoku Chemicals Corp. (d)	105,000	614
Shin-Kobe Electric Machinery Co. Ltd.	104,000	554
Shinohara Systems of Construction Co. Ltd. (a)	345	767
Shizuki Electric Co., Inc.	405,000	1,766
Showa Denko KK	569,000	2,481
St. Marc Holdings Co. Ltd.	18,500	1,237
Star Micronics Co. Ltd.	256,400	4,768
Starbucks Coffee Japan Ltd.	2,348	1,016
Stella Chemifa Corp. (d)	58,200	1,951
Sumco Corp.	42,400	3,016
Sumitomo Corp.	481,100	6,326
Sumitomo Metal Industries Ltd.	827,000	3,111
Sumitomo Metal Mining Co. Ltd.	290,000	3,811
Sumitomo Titanium Corp. (d)	15,200	1,805
Sumitomo Trust & Banking Co. Ltd.	186,000	2,001
Sun Frontier Fudousan Co. Ltd.	450	1,027
Sunx Ltd.	284,100	3,031
Sysmex Corp. (d)	84,100	3,387
T&D Holdings, Inc.	21,800	1,594
Taisei Corp.	283,000	963
Taiyo Ink Manufacturing Co. Ltd.	58,000	3,065
Taiyo Kagaku	87,800	897
Taiyo Nippon Sanso Corp. Tokyo	366,000	3,217
Takiron Co. Ltd.	337,000	1,184
Telewave, Inc. (d)	3,307	6,588
The First Energy Service Co. Ltd. (a)(d)	165	175
Toagosei Co. Ltd.	423,000	1,624
Toc Co. Ltd.	78,500	428
Tohcello Co. Ltd.	135,500	1,732
Tokai Carbon Co. Ltd. (d)	180,000	1,216
Token Corp. (d)	153,710	11,604
Tokuyama Corp.	122,000	1,535
Tokyo Gas Co. Ltd. (d)	297,000	1,516
Tokyo Seimitsu Co. Ltd.	12,600	609
Tomen Devices Corp.	65,100	1,350
TonenGeneral Sekiyu KK (d)	147,000	1,400
Toray Industries, Inc.	188,000	1,355
Toshiba Machine Co. Ltd.	328,000	2,961
Toyo Ink Manufacturing Co. Ltd.	127,000	513
Trancom Co. Ltd.	83,800	1,594
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Trend Micro, Inc.	57,500	$ 1,844
Tyo Productions, Inc. (d)	101,500	399
Ulvac, Inc.	55,600	1,631
Unicom Group Holdings, Inc.	154,500	1,878
Usen Corp. (d)	205,690	2,040
V Technology Co. Ltd. (d)	145	707
Village Vanguard Co. Ltd. (d)	163	985
Wacom Co. Ltd. (d)	334	742
Wiz Co. Ltd.	297	853
Yachiyo Industry Co. Ltd.	76,600	1,772
Yahoo! Japan Corp.	1,836	714
Yamada Denki Co. Ltd.	123,990	12,340
Yaskawa Electric Corp. (d)	271,000	2,892
Yokogawa Electric Corp.	247,900	3,402
Yoshimoto Kogyo Co. Ltd.	52,900	963
TOTAL JAPAN		603,439
Korea (South) - 0.7%
CDNetworks Co. Ltd. (a)	827	28
Hite Brewery Co. Ltd.	4,633	551
Korean Reinsurance Co.	61,966	700
LG Dacom Corp.	70,720	1,644
LG Household & Health Care Ltd.	28,820	2,661
NHN Corp.	8,466	840
Nice e-Banking Services	8,970	371
Orion Corp.	3,590	972
Pyeong San Co. Ltd.	14,925	384
SFA Engineering Corp.	25,920	812
SK Corp.	11,180	820
STX Pan Ocean Co. Ltd.	2,327,000	1,285
Taewoong Co. Ltd.	49,925	1,380
YBM Sisa.com, Inc.	71,707	1,549
TOTAL KOREA (SOUTH)		13,997
Luxembourg - 0.3%
SES Global SA FDR (France)	319,100	4,892
Malaysia - 0.2%
Kulim Malaysia BHD	1,300,400	1,659
Steppe Cement Ltd. (a)	636,100	2,305
TOTAL MALAYSIA		3,964
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Netherlands - 0.3%
Bateman Engineering NV	349,377	$ 2,006
Engel East Europe NV	1,448,532	3,295
TOTAL NETHERLANDS		5,301
New Zealand - 0.6%
Fisher & Paykel Healthcare Corp.	1,509,151	4,227
Freightways Ltd.	353,460	959
Sky City Entertainment Group Ltd.	1,781,777	6,149
TOTAL NEW ZEALAND		11,335
Norway - 2.3%
Aker Kvaerner ASA	22,550	2,346
Camillo Eitzen & Co. ASA (d)	252,400	2,848
Eitzen Maritime Services ASA (a)(d)	68,425	25
Fred Olsen Energy ASA (a)(d)	25,500	1,100
Hafslund ASA (B Shares)	369,270	6,779
Pertra AS (A Shares) (a)	175,642	1,720
ProSafe ASA	172,000	10,999
Schibsted ASA (B Shares)	48,600	1,472
Songa Offshore ASA (a)	751,186	6,694
Stepstone ASA (a)	4,710,000	8,286
TANDBERG ASA	263,700	3,046
TOTAL NORWAY		45,315
Papua New Guinea - 0.2%
Oil Search Ltd.	1,136,300	3,008
Singapore - 2.3%
Advent Air Ltd. (e)	14,719,299	2,948
Banyan Tree Holdings Ltd.	1,038,000	627
Cosco Corp. Singapore Ltd.	3,949,000	4,868
CSE Global Ltd.	1,038,000	766
DBS Group Holdings Ltd.	87,000	1,140
GigaMedia Ltd. (a)	355,600	3,439
HTL International Holdings Ltd.	673,375	510
Keppel Corp. Ltd.	174,000	1,765
Keppel Land Ltd.	823,000	2,906
Osim International Ltd.	1,741,000	1,889
Parkway Holdings Ltd.	3,746,000	6,663
SembCorp Marine Ltd.	809,000	1,777
SIA Engineering Co. Ltd.	1,538,000	3,693
Singapore Petroleum Co. Ltd.	199,000	580
Uol Group Ltd.	2,329,000	5,982
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Singapore - continued
Want Want Holdings Ltd.	2,077,000	$ 3,718
Yanlord Land Group Ltd.	547,000	509
TOTAL SINGAPORE		43,780
South Africa - 1.7%
Barnard Jacobs Mellet Holdings Ltd.	2,661,840	1,742
MTN Group Ltd.	377,102	3,430
Steinhoff International Holdings Ltd.	6,659,732	21,698
Telkom SA Ltd.	146,300	2,716
Wilson Bayly Holmes-Ovcon Ltd.	446,856	4,198
TOTAL SOUTH AFRICA		33,784
Sweden - 1.1%
Hexagon AB (B Shares) (d)	239,511	8,921
Modern Times Group AB (MTG) (B Shares)	227,750	13,118
TOTAL SWEDEN		22,039
Switzerland - 0.3%
Actelion Ltd. (Reg.) (a)	16,588	2,793
Arpida Ltd. (a)	8,195	192
Bucher Holding AG	15,811	1,601
Sulzer AG (Reg.)	2,070	1,822
TOTAL SWITZERLAND		6,408
Taiwan - 0.6%
China Life Insurance Co. Ltd. (a)	2,916,000	1,433
High Tech Computer Corp.	33,000	821
Hung Poo Real Estate Development Co. Ltd.	966,000	1,069
KEE TAI Properties Co. Ltd. (a)	1,920,000	1,126
Shin Kong Financial Holding Co. Ltd.	1,896,700	1,681
Sinyi Realty, Inc.	697,000	1,681
Taiwan Chi Cheng Enterprise Co. Ltd.	580,000	1,547
Taiwan Fertilizer Co. Ltd.	910,000	1,481
TOTAL TAIWAN		10,839
Thailand - 0.3%
Aromatics (Thailand) PCL	931,500	889
Bumrungrad Hospital PCL (For. Reg.)	2,926,900	2,932
Robinson Department Store PCL (For. Reg.) (a)	1,281,100	395
Total Access Communication PCL (a)	311,200	1,245
TOTAL THAILAND		5,461
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Turkey - 0.2%
Dogan Gazetecilik AS (a)	1,979,955	$ 3,777
KOZA, Inc. (a)	93,000	578
TOTAL TURKEY		4,355
United Kingdom - 19.1%
Accuma Group PLC (a)	507,663	2,445
Advanced Fluid Connection PLC (a)	7,009,687	0
Advanced Technology PLC (a)(e)	7,355,000	0
ADVFN PLC (a)	20,254,200	1,120
AeroBox PLC (a)	5,694,657	57
Afren PLC (a)(d)	8,430,660	7,679
African Consolidated Resources PLC	7,758,334	1,295
African Copper PLC (a)	1,677,884	2,096
Air Partner PLC	45,000	698
Alliance Pharma PLC (a)	7,984,200	2,132
Alterian PLC (a)	1,020,800	2,230
Amlin PLC	206,973	1,189
Andor Technology Ltd. (a)	313,644	515
Anglo Asian Mining PLC (a)	4,744,400	1,855
Angus & Ross PLC (a)	4,124,200	1,357
Angus & Ross PLC (a)(g)	2,566,117	760
Appian Technology PLC (a)	4,869,178	720
Appian Technology PLC warrants 2/28/08 (a)(g)	479,045	58
Ascent Resources PLC (a)	11,792,400	2,812
Ascent Resources PLC warrants 12/22/07 (a)	1,500,000	102
Asia Energy PLC (a)	1,478,451	2,623
Atrium Underwriting PLC	257,060	1,109
Autoclenz Holdings PLC	422,000	910
Avanti Screenmedia Group PLC (a)(e)	1,410,260	9,335
Avation PLC (a)	1,526,929	0
Baltic Oil Terminals PLC	1,758,000	6,707
Belitung Zinc Corp. PLC (g)	7,435,490	1,418
BioCare Solutions plc (e)	5,174,719	2,270
Bioprogress PLC (a)(e)	8,454,910	9,152
Blackstar Investors PLC	2,870,000	5,885
Block Shield Corp. PLC (a)	1,103,400	2,547
BowLeven PLC (a)	1,115,160	4,159
British Energy Group PLC (a)	302,200	2,424
Cambrian Mining PLC (e)	6,402,100	15,845
Camco International Ltd.	868,900	854
Cardpoint PLC (a)	345,300	566
CareCapital Group PLC	1,847,500	1,163
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Celsis International PLC (a)	788,248	$ 2,842
Central African Mining & Exploration Co. PLC (a)	12,663,119	10,749
Centurion Electronics PLC (a)(e)	880,024	432
Ceres Power Holding PLC (a)	329,370	1,520
Chaco Resources PLC (a)	10,430,720	2,437
Clapham House Group PLC (a)	494,150	2,295
Cobra Biomanufacturing PLC (a)	396,900	352
Coffeeheaven International PLC (a)	4,440,240	2,880
Corac Group PLC (a)(e)	5,224,104	3,538
Corin Group PLC	742,614	3,683
Countermine PLC (a)(g)	4,939	243
Countermine PLC warrants 7/26/06 (a)(g)	4,939	0
CustomVis PLC (a)	1,558,936	134
DA Group PLC (a)(e)	1,800,165	1,236
Datacash Group PLC	720,000	2,019
Dominion Energy PLC (a)	10,531,300	1,708
Domino's Pizza UK & IRL PLC	1	0
Dream Direct Group PLC (a)	145,000	90
Eclipse Energy Co. Ltd. (a)(g)	102,000	1,459
Econergy International PLC	675,000	1,178
Emerald Energy PLC (a)	552,500	2,034
EnCore Oil PLC (a)	2,690,530	1,527
Eureka Mining PLC (a)	381,700	419
Europa Oil & Gas Holdings PLC (a)	1,000,000	463
Europa Oil & Gas Holdings PLC warrants 11/11/07 (a)	500,000	36
European Diamonds PLC (a)	124,300	25
Faroe Petroleum PLC (a)	1,439,666	3,295
Financial Payment Systems Ltd. (a)(e)	7,787,504	1,485
Firestone Diamonds PLC (a)	1,518,100	3,316
Flomerics Group PLC	449,658	643
Forum Energy PLC (a)	1,419,770	2,383
Gasol PLC (a)(e)	7,750,800	1,257
Gemfields Resources PLC (e)	6,234,200	5,589
GMA Resources PLC (a)(e)	22,946,083	3,939
Goals Soccer Centres PLC	438,850	2,323
Golden Prospect PLC	1,457,800	1,439
Goldshield Group PLC	297,470	1,406
Gyrus Group PLC (a)	486,400	3,363
Hallin Marine Subsea International PLC	1,047,700	1,109
Hambledon Mining PLC (a)	6,343,200	1,512
Hardide Ltd. (a)(e)	8,154,400	1,711
Healthcare Enterprise Group PLC (a)(e)	16,540,108	1,010
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Hot Tuna International PLC (a)	2,349,400	$ 851
Hot Tuna International PLC warrants 2/25/08 (a)(g)	1,179,700	10
Hydrodec Group PLC (a)(e)	13,277,286	8,231
ID Data PLC (a)(e)	84,350,500	925
Ideal Shopping Direct PLC	661,592	3,231
Impact Holdings PLC (a)(e)	10,414,000	2,086
Indago Petroleum Ltd.	2,939,846	2,523
Inova Holding PLC	1,443,461	771
Intec Telecom Systems PLC (a)	1,950,570	1,488
Interbulk Investments PLC (a)(e)	4,899,600	1,682
International Con Minerals Ltd. (a)(g)	2,659,964	798
International Con Minerals Ltd. warrants 10/31/07 (a)(g)	1,329,982	0
Intertek Group PLC	94,110	1,477
iomart Group PLC	2,037,940	3,207
IPSA Group PLC (a)	2,184,605	1,823
Irvine Energy PLC (a)	12,895,900	524
ITE Group PLC	2,420,640	6,568
ITM Power PLC (a)	3,196,490	8,094
Jubilee Platinum PLC (a)(e)	7,171,303	8,789
Kalahari Minerals PLC	3,563,200	1,054
KBC Advanced Technologies PLC (a)	917,600	630
Keronite PLC (a)(g)	13,620,267	1,559
KimCor Diamonds PLC (e)	4,285,000	1,185
KimCor Diamonds PLC warrants 3/15/08 (a)	2,185,000	240
Landround PLC (a)(e)	358,600	188
Lansdowne Oil & Gas PLC	907,620	1,039
Lawrence PLC	964,599	5,465
London Asia Chinese Private Equity Fund Ltd. warrants 3/31/11 (a)	105,400	53
LTG Technologies PLC (a)(e)	19,449,772	1,948
Max Petroleum PLC (d)	11,461,320	21,097
Metals Exploration PLC (a)(e)	3,945,316	2,126
Michelmersh Brick Holdings PLC	109,600	225
MicroEmissive Displays (a)(e)	3,022,300	1,672
Motivcom PLC (e)	1,936,600	3,085
NeutraHealth PLC (a)	6,488,100	1,176
Pan African Resources PLC (a)	3,455,600	338
Peninsular Gold Ltd. (a)	350,000	327
PetroLatina Energy PLC (a)	4,545,755	1,626
PetroLatina Energy PLC warrants 4/30/07 (a)	2,279,573	7
Pilat Media Global PLC (a)	1,026,000	1,365
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Platinum Mining Corp. of India PLC (a)(e)	12,070,800	$ 2,418
Plethora Solutions Holdings PLC (a)	431,818	1,594
PlusNet Technologies Ltd. (a)	1,409,404	5,242
Proteome Sciences PLC (a)	780,842	957
Pureprofile Media PLC (g)	1,108,572	1,057
Pursuit Dynamics PLC (a)	666,667	1,055
Rambler Metals & Mining PLC (a)	1,300,000	1,017
Rheochem PLC (a)(e)	7,753,300	2,034
Rheochem PLC warrants 12/21/07 (a)	4,364,150	105
Ridge Mining PLC (a)	1,739,800	1,477
Sarantel Group PLC Class A (a)	1,819,000	677
Scottish & Southern Energy PLC	209,000	5,238
SDL PLC (a)	948,100	3,979
Serabi Mining PLC (a)	1,590,800	910
Sibir Energy PLC (a)	84,580	653
Sinclair Pharma PLC (a)	2,521,696	5,556
Sinosoft Technology PLC	4,618,900	1,498
Solomon Gold PLC (e)	1,824,300	905
SPI Lasers PLC	565,800	2,024
Spice Holdings PLC	662,000	4,284
SR Pharma plc (a)	2,245,200	749
Stem Cell Sciences PLC (a)	716,649	601
Sterling Energy PLC (a)	3,389,267	1,148
Stratex International PLC	4,191,100	630
SubSea Resources PLC (a)(e)	7,879,100	2,630
SubSea Resources PLC warrants 11/4/09 (a)	1,805,625	284
Synchronica PLC (a)	1,447,320	511
Synergy Healthcare PLC	135,840	1,775
Tanfield Group PLC (a)	6,543,261	5,429
Target Resources PLC	1,020,000	817
Target Resources PLC warrants 7/12/08 (a)	1,020,000	78
Tersus Energy PLC (a)	1,420,122	799
Theratase PLC	1,725,000	2,007
Third Advance Value Realisation Co. Ltd. (a)	507,108	933
Tikit Group PLC	446,100	2,034
TMO Biotec (g)	10,000	572
Toledo Mining Corp. PLC (a)(e)	1,608,144	3,742
Triple Plate Junction PLC (a)	2,463,000	799
Triple Plate Junction PLC warrants 5/9/07 (a)	1,818,750	0
Tristel PLC	30,000	26
UK Coal PLC	809,200	3,774
Unibet Group PLC unit	214,356	4,689
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United Kingdom - continued
Vectura Group PLC (a)	2,489,400	$ 4,392
Victoria Oil & Gas PLC (a)	1,855,000	2,618
Virotec International PLC (a)	6,788,332	2,104
Whatman PLC	280,100	1,549
William Ransom & Son PLC	2,973,100	2,637
Windsor PLC	333,530	309
York Pharma PLC (a)	1,070,000	1,970
ZincOx Resources PLC (a)	693,100	3,305
TOTAL UNITED KINGDOM		370,240
United States of America - 1.5%
121Media, Inc. (a)	644,900	11,748
Cyberscan Technology, Inc. (a)(e)	996,527	4,562
Frontera Resources Corp. (a)	1,892,700	1,950
Frontier Mining Ltd. (a)(e)	6,771,600	1,808
Solar Integrated Technologies, Inc. (a)	1,345,573	667
Spacelabs Healthcare, Inc.	707,250	1,727
Uramin, Inc. warrants 7/26/08 (a)(g)	666,666	330
UTEK Corp. (d)	22,500	320
XL TechGroup, Inc. (a)	1,365,380	5,886
TOTAL UNITED STATES OF AMERICA		28,998
TOTAL COMMON STOCKS (Cost $1,554,654)		1,859,510
Nonconvertible Preferred Stocks - 0.1%

United Kingdom - 0.1%
Third Advance Value Realisation Co. Ltd. (a) (Cost $1,344)	757,164	1,401
Investment Companies - 0.0%

United Kingdom - 0.0%
The Greenhouse Fund Ltd. (a) (Cost $404)	2,175,000	456
Corporate Bonds - 0.3%
		Principal Amount (000s)(h)	Value (Note 1) (000s)
Convertible Bonds - 0.3%
Canada - 0.3%
Western Canadian Coal Corp. 7.5% 3/24/11	CAD	7,354	$ 5,830
Nonconvertible Bonds - 0.0%
Norway - 0.0%
Songa Offshore ASA 9% 9/8/10 (f)		$ 600	600
TOTAL CORPORATE BONDS (Cost $6,935)			6,430
Money Market Funds - 9.0%
	Shares
Fidelity Cash Central Fund, 5.34% (b)	76,978,461	76,978
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	96,528,195	96,528
TOTAL MONEY MARKET FUNDS (Cost $173,506)		173,506
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $1,736,843)		2,041,303
NET OTHER ASSETS - (5.4)%		(104,822)
NET ASSETS - 100%		$ 1,936,481
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,520,000 or 0.1% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,646,000 or 0.8% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
AirSea Lines	8/4/06	$ 1,199
AirSea Lines warrants 6/14/08	8/4/06	$ 0
Angus & Ross PLC	8/3/06	$ 969
Appian Technology PLC warrants 2/28/08	2/18/05	$ 0
Belitung Zinc Corp. PLC	1/12/06	$ 1,308
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,142
Countermine PLC	12/22/05	$ 443
Countermine PLC warrants 7/26/06	12/22/05	$ 0
Security	Acquisition Date	Acquisition Cost (000s)
Eclipse Energy Co. Ltd.	4/28/05	$ 1,459
Hot Tuna International PLC warrants 2/25/08	2/14/06	$ 0
International Con Minerals Ltd.	1/30/06	$ 798
International Con Minerals Ltd. warrants 10/31/07	1/30/06	$ 0
Kalahari Energy	9/1/06	$ 1,814
Keronite PLC	8/16/06	$ 1,549
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173
Rock Well Petroleum, Inc.	4/13/06	$ 1,004
Starfield Resources, Inc. warrants 5/9/07	5/18/06	$ 0
Starfield Resources, Inc. warrants 1/21/08	1/17/06	$ 0
Stealth Ventures Ltd. warrants 3/12/08	9/21/06	$ 0
TMO Biotec	10/27/05	$ 535
Uramin, Inc. warrants 7/26/08	8/24/05	$ 0
(h) Principal amount is stated in United States dollars unless otherwise noted.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,843
Fidelity Securities Lending Cash Central Fund	2,546
Total	$ 4,389
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
121Media, Inc.	$ 1,832	$ 915	$ 704	$ -	$ -
Advanced Technology PLC	-	-	-	-	-
Advent Air Ltd.	-	2,523	121	19	2,948
Adwalker PLC	1,292	-	-	-	413
Afren PLC	12,040	2,657	7,151	-	-
Alliance Pharma PLC	2,924	-	318	-	-
Ascent Resources PLC	2,603	526	1,215	-	-
Autoclenz Holdings PLC	-	1,213	290	15	-
Avanti Screenmedia Group PLC	-	7,564	1,837	-	9,335
BDI Mining Corp.	4,646	494	-	-	3,288
BioCare Solutions PLC	-	439	-	-	2,270
Bioprogress PLC	2,479	4,927	1,571	-	9,152
Blackstar Investors PLC	-	5,074	-	-	-
BowLeven PLC	9,158	2,970	4,238	-	-
Cambrian Mining PLC	15,024	3,024	2,644	156	15,845
Centurion Electronics PLC	574	366	-	-	432
Coffeeheaven International PLC	1,580	1,537	1,731	-	-
Corac Group PLC	2,146	283	88	-	3,538
Cyberscan Technology, Inc.	1,725	8,966	-	-	4,562
DA Group PLC	2,490	-	64	-	1,236
Dominion Energy PLC	-	932	-	-	-
Financial Payment Systems Ltd.	-	1,729	-	-	1,485
Forum Energy PLC	2,505	1,207	479	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fox Resources Ltd.	$ 844	$ -	$ 4,134	$ -	$ -
Frontier Mining Ltd.	2,220	256	-	-	1,808
Gasol PLC	-	2,620	263	-	1,257
Gemfields Resources PLC	-	5,312	532	-	5,589
GMA Resources PLC	3,026	1,455	354	-	3,939
Hardide Ltd.	2,909	-	1,050	-	1,711
Healthcare Enterprise Group PLC	10,604	2,028	-	-	1,010
Hot Tuna International PLC	-	2,049	6	-	-
Hydrodec Group PLC	2,730	5,558	1,670	-	8,231
ID Data PLC	1,344	-	-	-	925
Impact Holdings PLC	-	1,944	-	-	2,086
Inion OY	3,466	2,117	-	-	1,677
Interbulk Investments PLC	-	2,006	298	-	1,682
International Ferro Metals	15,854	600	1,630	-	17,682
IPSA Group PLC	2,128	-	1,223	-	-
Jubilee Platinum PLC	3,339	4,414	791	-	8,789
KimCor Diamonds PLC	-	1,147	23	-	1,185
Kura Corp. Ltd.	18,905	588	2,593	15	-
Lambert Howarth Group PLC	6,291	-	5,227	131	-
Landround PLC	582	54	-	-	188
Leadcom Integrated Solutions	4,705	-	1,445	64	-
LTG Technologies PLC	2,294	1,300	16	-	1,948
MagIndustries Corp.	-	13,459	4,582	-	-
Metals Exploration PLC	624	533	194	-	2,126
MicroEmissive Displays	-	1,141	-	-	1,672
Mineral Commodities Ltd.	-	1,802	-	-	948
Mintails Ltd.	-	1,466	244	-	-
Motivcom PLC	3,423	-	147	40	3,085
NeutraHealth PLC	1,719	-	193	-	-
Oil Quest Resources PLC (OLD)	596	-	-	-	-
Pertra AS (A Shares)	-	3,513	1,508	-	-
PetroLatina Energy PLC	-	-	34	-	-
Pilat Media Global PLC	2,244	-	1,894	-	-
Platinum Mining Corp. of India PLC	3,602	-	91	-	2,418
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
PlusNet Technologies Ltd.	$ 7,340	$ 720	$ 845	$ -	$ -
PSI AG	3,396	-	1,893	-	-
Rheochem PLC	1,854	-	258	-	2,034
Solomon Gold PLC	-	1,588	-	-	905
Sphere Investments Ltd.	2,552	-	2,544	-	-
Starfield Resources, Inc.	3,741	1,819	1,083	-	3,247
Stepstone ASA	5,719	-	-	-	-
SubSea Resources PLC	4,362	52	461	-	2,630
Sylvania Resources Ltd.	2,738	557	109	-	-
Sylvania Resources Ltd. (United Kingdom)	-	3,084	-	-	-
Synchronica PLC (formerly, Dat Group PLC)	1,263	-	117	-	-
Taghmen Energy PLC	5,671	-	102	-	-
Tanfield Group PLC	2,911	2,114	5,156	-	-
Tanzanite One Ltd.	4,936	10,260	184	414	9,086
Teleunit Spa	3,683	710	28	94	1,122
Tikit Group PLC	2,436	-	1,014	33	-
Toledo Mining Corp. PLC	982	2,614	313	-	3,742
Visual Defence, Inc.	1,379	1,024	-	-	2,673
Xceldiam Ltd.	2,643	-	-	-	1,946
Total	$ 214,073	$ 127,250	$ 66,700	$ 981	$ 151,845

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $91,236) - See accompanying schedule: Unaffiliated issuers (cost $1,381,890)	$ 1,715,952
Fidelity Central Funds (cost $173,506)	173,506
Other affiliated issuers (cost $181,447)	151,845
Total Investments (cost $1,736,843)		$ 2,041,303
Cash		79
Foreign currency held at value (cost $464)		464
Receivable for investments sold		41,977
Receivable for fund shares sold		566
Dividends receivable		2,857
Interest receivable		359
Receivable from investment adviser for expense reductions		3
Other receivables		414
Total assets		2,088,022

Liabilities
Payable for investments purchased	$ 46,615
Payable for fund shares redeemed	6,294
Accrued management fee	1,457
Distribution fees payable	54
Other affiliated payables	445
Other payables and accrued expenses	148
Collateral on securities loaned, at value	96,528
Total liabilities		151,541

Net Assets		$ 1,936,481
Net Assets consist of:
Paid in capital		$ 1,186,953
Undistributed net investment income		5,133
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		440,012
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		304,383
Net Assets		$ 1,936,481

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($36,701 ÷ 1,274.8 shares)	$ 28.79

Maximum offering price per share (100/94.25 of $28.79)	$ 30.55
Class T: Net Asset Value and redemption price per share ($41,982 ÷ 1,465.7 shares)	$ 28.64

Maximum offering price per share (100/96.50 of $28.64)	$ 29.68
Class B: Net Asset Value and offering price per share ($11,354 ÷ 401.7 shares) A	$ 28.26

Class C: Net Asset Value and offering price per share ($21,335 ÷ 753.2 shares) A	$ 28.33

International Small Cap: Net Asset Value, offering price and redemption price per share ($1,816,059 ÷ 62,562.3 shares)	$ 29.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,050 ÷ 312.2 shares)	$ 28.99

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2006
Investment Income
Dividends (including $981 received from other affiliated issuers)		$ 33,534
Interest		499
Income from Fidelity Central Funds (including $2,546 from security lending)		4,389
		38,422
Less foreign taxes withheld		(1,795)
Total income		36,627

Expenses
Management fee Basic fee	$ 21,102
Performance adjustment	2,444
Transfer agent fees	4,929
Distribution fees	752
Accounting and security lending fees	1,162
Custodian fees and expenses	1,238
Independent trustees' compensation	10
Registration fees	88
Audit	102
Legal	48
Interest	38
Miscellaneous	20
Total expenses before reductions	31,933
Expense reductions	(1,487)	30,446
Net investment income (loss)		6,181
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $427)	461,328
Other affiliated issuers	367
Foreign currency transactions	(494)
Total net realized gain (loss)		461,201
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $314)	(42,284)
Assets and liabilities in foreign currencies	(54)
Total change in net unrealized appreciation (depreciation)		(42,338)
Net gain (loss)		418,863
Net increase (decrease) in net assets resulting from operations		$ 425,044

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,181	$ 10,862
Net realized gain (loss)	461,201	242,238
Change in net unrealized appreciation (depreciation)	(42,338)	169,248
Net increase (decrease) in net assets resulting from operations	425,044	422,348
Distributions to shareholders from net investment income	(10,829)	(3,406)
Distributions to shareholders from net realized gain	(234,438)	(45,235)
Total distributions	(245,267)	(48,641)
Share transactions - net increase (decrease)	(456,221)	701,403
Redemption fees	565	1,213
Total increase (decrease) in net assets	(275,879)	1,076,323

Net Assets
Beginning of period	2,212,360	1,136,037
End of period (including undistributed net investment income of $5,133 and undistributed net investment income of $10,862, respectively)	$ 1,936,481	$ 2,212,360

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended October 31,	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 26.69	$ 21.25	$ 17.69	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.02)	.05	.02	.02 H
Net realized and unrealized gain (loss)	5.05	6.16	3.83	5.30
Total from investment operations	5.03	6.21	3.85	5.32
Distributions from net investment income	(.05)	(.02)	(.02)	-
Distributions from net realized gain	(2.89)	(.77)	(.31)	-
Total distributions	(2.94)	(.79)	(.33)	-
Redemption fees added to paid in capital E	.01	.02	.04	.02
Net asset value, end of period	$ 28.79	$ 26.69	$ 21.25	$ 17.71
Total Return B, C, D	20.22%	30.16%	22.36%	43.24%
Ratios to Average Net Assets F, J
Expenses before reductions	1.64%	1.66%	1.71%	1.77% A
Expenses net of fee waivers, if any	1.64%	1.66%	1.71%	1.77% A
Expenses net of all reductions	1.58%	1.63%	1.69%	1.74% A
Net investment income (loss)	(.08)%	.21%	.09%	.28% A
Supplemental Data
Net assets, end of period (in millions)	$ 37	$ 35	$ 13	$ 5
Portfolio turnover rate G	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended October 31,	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 26.57	$ 21.20	$ 17.68	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.09)	(.01)	(.03)	- H, K
Net realized and unrealized gain (loss)	5.03	6.12	3.83	5.31
Total from investment operations	4.94	6.11	3.80	5.31
Distributions from net investment income	-	-	(.01)	-
Distributions from net realized gain	(2.88)	(.76)	(.31)	-
Total distributions	(2.88)	(.76)	(.32)	-
Redemption fees added to paid in capital E	.01	.02	.04	.02
Net asset value, end of period	$ 28.64	$ 26.57	$ 21.20	$ 17.65
Total Return B, C, D	19.93%	29.72%	22.07%	43.16%
Ratios to Average Net Assets F, J
Expenses before reductions	1.89%	1.92%	1.94%	2.12% A
Expenses net of fee waivers, if any	1.89%	1.91%	1.94%	2.12% A
Expenses net of all reductions	1.83%	1.88%	1.92%	2.09% A
Net investment income (loss)	(.32)%	(.04)%	(.14)%	(.07)% A
Supplemental Data
Net assets, end of period (in millions)	$ 42	$ 42	$ 15	$ 4
Portfolio turnover rate G	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended October 31,	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 26.24	$ 20.99	$ 17.62	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.24)	(.14)	(.16)	(.05) H
Net realized and unrealized gain (loss)	4.98	6.08	3.80	5.30
Total from investment operations	4.74	5.94	3.64	5.25
Distributions from net realized gain	(2.73)	(.71)	(.31)	-
Redemption fees added to paid in capital E	.01	.02	.04	.02
Net asset value, end of period	$ 28.26	$ 26.24	$ 20.99	$ 17.52
Total Return B, C, D	19.28%	29.13%	21.21%	42.67%
Ratios to Average Net Assets F, J
Expenses before reductions	2.48%	2.49%	2.63%	2.76% A
Expenses net of fee waivers, if any	2.40%	2.43%	2.63%	2.76% A
Expenses net of all reductions	2.34%	2.40%	2.60%	2.73% A
Net investment income (loss)	(.84)%	(.56)%	(.83)%	(.71)% A
Supplemental Data
Net assets, end of period (in millions)	$ 11	$ 13	$ 5	$ 1
Portfolio turnover rate G	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended October 31,	2006	2005	2004	2003 I
Selected Per-Share Data
Net asset value, beginning of period	$ 26.31	$ 21.04	$ 17.64	$ 12.35
Income from Investment Operations
Net investment income (loss) E	(.23)	(.13)	(.12)	(.04) H
Net realized and unrealized gain (loss)	4.99	6.10	3.80	5.31
Total from investment operations	4.76	5.97	3.68	5.27
Distributions from net investment income	-	-	(.01)	-
Distributions from net realized gain	(2.75)	(.72)	(.31)	-
Total distributions	(2.75)	(.72)	(.32)	-
Redemption fees added to paid in capital E	.01	.02	.04	.02
Net asset value, end of period	$ 28.33	$ 26.31	$ 21.04	$ 17.64
Total Return B, C, D	19.34%	29.22%	21.43%	42.83%
Ratios to Average Net Assets F, J
Expenses before reductions	2.38%	2.41%	2.43%	2.57% A
Expenses net of fee waivers, if any	2.38%	2.41%	2.43%	2.57% A
Expenses net of all reductions	2.32%	2.38%	2.40%	2.55% A
Net investment income (loss)	(.81)%	(.54)%	(.62)%	(.52)% A
Supplemental Data
Net assets, end of period (in millions)	$ 21	$ 25	$ 9	$ 1
Portfolio turnover rate G	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.01 per share.

I For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - International Small Cap

Years ended October 31,	2006	2005	2004	2003	2002 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.89	$ 21.36	$ 17.71	$ 9.87	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.15	.10	.07 G	(.01)
Net realized and unrealized gain (loss)	5.08	6.19	3.84	7.75	(.12)
Total from investment operations	5.16	6.34	3.94	7.82	(.13)
Distributions from net investment income	(.14)	(.06)	(.02)	-	-
Distributions from net realized gain	(2.89)	(.77)	(.31)	(.02)	-
Total distributions	(3.03)	(.83)	(.33)	(.02)	-
Redemption fees added to paid in capital D	.01	.02	.04	.04	- J
Net asset value, end of period	$ 29.03	$ 26.89	$ 21.36	$ 17.71	$ 9.87
Total Return B, C	20.65%	30.67%	22.84%	79.78%	(1.30)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.28%	1.28%	1.30%	1.54%	13.70% A
Expenses net of fee waivers, if any	1.28%	1.28%	1.30%	1.54%	1.80% A
Expenses net of all reductions	1.22%	1.25%	1.28%	1.51%	1.80% A
Net investment income (loss)	.29%	.59%	.50%	.46%	(.56)% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,816	$ 2,090	$ 1,091	$ 547	$ 3
Portfolio turnover rate F	84%	79%	77%	84%	85% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share.

H For the period September 18, 2002 (commencement of operations) to October 31, 2002.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended October 31,	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 26.86	$ 21.36	$ 17.72	$ 12.35
Income from Investment Operations
Net investment income (loss) D	.08	.14	.10	.04 G
Net realized and unrealized gain (loss)	5.07	6.18	3.84	5.31
Total from investment operations	5.15	6.32	3.94	5.35
Distributions from net investment income	(.14)	(.07)	(.03)	-
Distributions from net realized gain	(2.89)	(.77)	(.31)	-
Total distributions	(3.03)	(.84)	(.34)	-
Redemption fees added to paid in capital D	.01	.02	.04	.02
Net asset value, end of period	$ 28.99	$ 26.86	$ 21.36	$ 17.72
Total Return B, C	20.65%	30.59%	22.84%	43.48%
Ratios to Average Net Assets E, I
Expenses before reductions	1.29%	1.30%	1.32%	1.51% A
Expenses net of fee waivers, if any	1.29%	1.30%	1.32%	1.51% A
Expenses net of all reductions	1.23%	1.27%	1.29%	1.48% A
Net investment income (loss)	.28%	.57%	.49%	.54% A
Supplemental Data
Net assets, end of period (in millions)	$ 9	$ 7	$ 3	$ .4
Portfolio turnover rate F	84%	79%	77%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share.

H For the period May 27, 2003 (commencement of sale of shares) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2006

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, International Small Cap and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 444,995
Unrealized depreciation	(177,521)
Net unrealized appreciation (depreciation)	267,474
Undistributed ordinary income	43,513
Undistributed long-term capital gain	310,524

Cost for federal income tax purposes	$ 1,773,829

The tax character of distributions paid was as follows:

	October 31, 2006	October 31, 2005
Ordinary Income	$ 66,631	$ 30,409
Long-term Capital Gains	178,636	18,232
Total	$ 245,267	$ 48,641

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,999,351 and $2,719,149, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of the retail class of the Fund, International Small Cap, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .97% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 99	$ 2
Class T	.25%	.25%	240	-
Class B	.75%	.25%	137	103
Class C	.75%	.25%	276	41
			$ 752	$ 146

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8
Class T	6
Class B*	42
Class C*	2
$ 58

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund, except for International Small Cap. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for International Small Cap shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 124.31
Class T	148.31
Class B	55.40
Class C	82.30
International Small Cap	4,500.20
Institutional Class	20.21
	$ 4,929

Accounting and Security Lending Fees. FSC maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Investments in Fidelity Central Funds. The Fund may invest in Fidelity Central Funds. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 23,977	5.14%	$ 38

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $7 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending - continued

return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class B	2.40%	$ 10

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,455 for the period. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
International Small Cap	$ 22

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

During the period, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified

Annual Report

8. Other - continued

the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the Fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2006	2005
From net investment income
Class A	$ 62	$ 14
International Small Cap	10,726	3,381
Institutional Class	41	11
Total	$ 10,829	$ 3,406
From net realized gain
Class A	$ 3,713	$ 542
Class T	4,531	602
Class B	1,339	221
Class C	2,560	359
International Small Cap	221,459	43,388
Institutional Class	836	123
Total	$ 234,438	$ 45,235

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended	2006	2005	2006	2005
Class A
Shares sold	335	915	$ 9,788	$ 22,252
Reinvestment of distributions	125	20	3,194	427
Shares redeemed	(490)	(255)	(14,008)	(6,421)
Net increase (decrease)	(30)	680	$ (1,026)	$ 16,258

Class T
Shares sold	413	1,286	$ 11,877	$ 31,179
Reinvestment of distributions	165	24	4,209	531
Shares redeemed	(679)	(457)	(19,325)	(11,453)
Net increase (decrease)	(101)	853	$ (3,239)	$ 20,257

Class B
Shares sold	69	415	$ 1,926	$ 9,882
Reinvestment of distributions	48	9	1,211	199
Shares redeemed	(202)	(178)	(5,665)	(4,336)
Net increase (decrease)	(85)	246	$ (2,528)	$ 5,745

Class C
Shares sold	146	680	$ 4,106	$ 16,301
Reinvestment of distributions	80	13	2,033	272
Shares redeemed	(431)	(147)	(11,929)	(3,591)
Net increase (decrease)	(205)	546	$ (5,790)	$ 12,982

International Small Cap
Shares sold	17,580	51,579	$ 512,574	$ 1,266,283
Reinvestment of distributions	8,379	2,008	216,010	43,867
Shares redeemed	(41,151)	(26,924)	(1,173,251)	(667,826)
Net increase (decrease)	(15,192)	26,663	$ (444,667)	$ 642,324

Institutional Class
Shares sold	124	259	$ 3,656	$ 6,323
Reinvestment of distributions	20	3	506	59
Shares redeemed	(109)	(105)	(3,132)	(2,545)
Net increase (decrease)	35	157	$ 1,030	$ 3,837

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 347 funds advised by FMR or an affiliate. Mr. McCoy oversees 349 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*: Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984
Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005
Mr. Jonas is Senior Vice President of the fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003
Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004
Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001
Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000
Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006- present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997
Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005
Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001
Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005
Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006
Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003
Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001- present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005
Vice President of the fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006
Vice President of the fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Ben Paton (45)

Year of Election or Appointment: 2004

Vice President of International Small Cap. Mr. Paton serves as Vice President of another fund advised by FMR. Prior to his current responsibilities, Mr. Paton worked as a research analyst and manager.

Tokuya Sano (35)

Year of Election or Appointment: 2002

Vice President of International Small Cap. Mr. Sano serves as Vice President of another fund advised by FMR. Prior to his current responsibilities, Mr. Sano worked as a research analyst and manager.

Wilson Wong (33)

Year of Election or Appointment: 2005

Vice President of International Small Cap. Mr. Wong serves as Vice President of another fund advised by FMR. Prior to his current responsibilities, Mr. Wong worked as a research analyst and manager.

Eric D. Roiter (57)

Year of Election or Appointment: 2002

Secretary of the fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC)(1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of the fund. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006
Anti-Money Laundering (AML) officer of the fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006
Chief Financial Officer of the fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004
Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005- present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Name, Age; Principal Occupation
Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005
Deputy Treasurer of the fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004
Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005
Deputy Treasurer of the fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of the fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (48)

Year of Election or Appointment: 2005
Assistant Treasurer of the fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005
Assistant Treasurer of the fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor International Small Cap Fund voted to pay on December 11, 2006, to shareholders of record at the opening of business on December 8, 2006, a distribution of $.073 per share derived from capital gains realized from sales of portfolio securities and a dividend of $5.675 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2006, $310,524,390, or, if subsequently determined to be different, the net capital gain of such year.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.211 and $.0288 for the dividend paid December 12, 2005.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, as applicable, the cumulative total returns of Class C and Fidelity International Small Cap (retail class), the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Fidelity International Small Cap (retail class) represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Fidelity International Small Cap (retail class) was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of Fidelity International Small Cap (retail class) compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 37% means that 63% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and equal to the median of its ASPG for 2005. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Fidelity International Small Cap (retail class) ranked below its competitive median for 2005, and the total expenses of each of Class A, Class B, Class C, Class T and Institutional Class ranked above its competitive median for 2005. The Board considered that the fund is an international small cap fund, but that the broader competitive mapped group includes international funds of all cap levels because there are relatively few international funds focused on small caps. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis
Company (formerly Fidelity
Management & Research (Far East) Inc.)

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank

Pittsburgh, PA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AISCI-UANN-1206
1.793572.103

Fidelity's

Broadly Diversified International Equity

Funds

Fidelity® Global Balanced Fund

Fidelity Diversified International Fund

Fidelity Aggressive International Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

Annual Report

October 31, 2006

Contents

Chairman's Message	A-4	Ned Johnson's message to shareholders.
Shareholder Expense Example	A-5	An example of shareholder expenses.
Global Balanced Fund	A-6	Performance
	A-7	Management's Discussion
	A-8	Investment Changes
	A-9	Investments
	A-16	Financial Statements
Diversified International Fund	A-18	Performance
	A-19	Management's Discussion
	A-20	Investment Changes
	A-21	Investments
	A-28	Financial Statements
Aggressive International Fund	A-30	Performance
	A-31	Management's Discussion
	A-32	Investment Changes
	A-33	Investments
	A-35	Financial Statements
Overseas Fund	A-37	Performance
	A-38	Management's Discussion
	A-39	Investment Changes
	A-40	Investments
	A-43	Financial Statements
Worldwide Fund	A-45	Performance
	A-46	Management's Discussion
	A-47	Investment Changes
	A-48	Investments
	A-54	Financial Statements
Notes to Financial Statements	A-56	Notes to the Financial Statements
Reports of Independent Registered Public Accounting Firms	A-62
Trustees and Officers	A-64
Distributions	A-70
Board Approval of Investment Advisory Contracts and Management Fees	A-71

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,
/s/Edward C. Johnson 3d
Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Global Balanced
Actual	$ 1,000.00	$ 1,011.40	$ 6.03
HypotheticalA	$ 1,000.00	$ 1,019.21	$ 6.06
Diversified International
Actual	$ 1,000.00	$ 1,008.90	$ 4.86
HypotheticalA	$ 1,000.00	$ 1,020.37	$ 4.89
Aggressive International
Actual	$ 1,000.00	$ 975.80	$ 4.13
HypotheticalA	$ 1,000.00	$ 1,021.02	$ 4.23
Overseas
Actual	$ 1,000.00	$ 1,001.30	$ 4.69
HypotheticalA	$ 1,000.00	$ 1,020.52	$ 4.74
Worldwide
Actual	$ 1,000.00	$ 1,022.50	$ 5.15
HypotheticalA	$ 1,000.00	$ 1,020.11	$ 5.14

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Global Balanced	1.19%
Diversified International	.96%
Aggressive International	.83%
Overseas	.93%
Worldwide	1.01%

Annual Report

Global Balanced

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity® Global Balanced Fund	14.23%	11.53%	9.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Global Balanced Fund on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital International World Index performed over the same period.

Annual Report

Global Balanced

Management's Discussion of Fund Performance

Comments from Derek Young, Lead Portfolio Manager of Fidelity® Global Balanced Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

The fund gained 14.23% for the period, compared with 14.88% for the Fidelity Global Balanced Composite Index, a 60%/40% blend of the MSCI World index and the Citigroup® World Government Bond Index. Global equity returns were strongly positive for the period, as the MSCI World index advanced 21.75%. The fund's average equity allocation was slightly above the Composite index's 60% weighting, which helped, but the biggest boosts came from favorable regional allocation and astute stock picking in the Asia-Pacific ex Japan and U.S. equity sleeves. On a sector basis, good stock picking in information technology helped the most. Among the fund's best overall performers were Swiss biopharmaceutical firm Actelion and French real estate developer Icade. Unfavorable results from some of the fund's European and Japanese equity positions - among them U.K. online funds transfer service NETeller, which was no longer held at period end, and Japanese integrated energy company Nippon Oil - partially offset the overall equity gain. The fund's large average cash position also hurt results. In the bond sleeve, being underweighted in the asset class helped performance for the 12-month period overall, although the fund's bond sleeve slightly underperformed its component of the Composite index.

Note to shareholders: Ruben Calderon was named Assistant Portfolio Manager of the fund on December 12, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Global Balanced

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2006
United States of America	37.3%
Japan	18.6%
France	7.3%
Germany	6.9%
United Kingdom	4.7%
Switzerland	3.6%
Finland	3.0%
Netherlands	2.9%
Austria	2.6%
Other	13.1%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2006
United States of America	39.9%
Japan	16.0%
France	8.3%
Germany	6.9%
United Kingdom	4.8%
Austria	4.3%
Switzerland	3.2%
Norway	2.4%
Netherlands	2.1%
Other	12.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	56.2	64.4
Bonds	35.7	31.3
Convertible Securities	0.1	0.0
Short-Term Investments and Net Other Assets	8.0	4.3
Top Five Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp. (United States of America)	1.1	0.3
Procter & Gamble Co. (United States of America)	1.0	0.0
ABB Ltd. sponsored ADR (Switzerland)	0.8	0.0
Merck & Co., Inc. (United States of America)	0.8	0.2
PepsiCo, Inc. (United States of America)	0.7	0.5
	4.4
Top Five Bond Issuers as of October 31, 2006
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Japan Government	8.6	9.6
German Federal Republic	4.6	0.1
U.S. Treasury Obligations	4.3	5.0
Finnish Government	2.6	0.0
United Kingdom, Great Britain & Northern Ireland	1.7	1.7
	21.8
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.0	14.3
Consumer Discretionary	8.1	8.6
Industrials	7.4	7.4
Health Care	6.8	5.6
Information Technology	6.0	8.1
Consumer Staples	5.6	5.8
Energy	4.5	6.8
Materials	3.4	4.9
Telecommunication Services	1.8	2.7
Utilities	1.6	1.7

Annual Report

Global Balanced

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 55.7%
	Shares	Value (Note 1)
Argentina - 0.3%
Cresud S.A.C.I.F. y A. sponsored ADR	26,900	$ 393,816
Inversiones y Representaciones SA sponsored GDR (a)	17,700	254,349
TOTAL ARGENTINA		648,165
Australia - 2.0%
AGL Energy Ltd. (a)	20,900	248,359
Alinta Ltd.	12,069	99,038
AMP Ltd.	53,285	391,881
Australian Stock Exchange Ltd.	12,000	328,859
AWB Ltd.	37,500	73,157
BHP Billiton Ltd.	42,234	898,951
Computershare Ltd.	35,100	209,230
Downer EDI Ltd.	34,987	174,429
Fosters Group Ltd.	65,839	328,752
National Australia Bank Ltd.	24,500	721,280
Oxiana Ltd.	133,494	342,070
QBE Insurance Group Ltd.	17,300	330,802
Sonic Healthcare Ltd.	34,300	349,176
Vision Group Holdings Ltd.	692	2,137
Woodside Petroleum Ltd.	5,100	148,254
Woolworths Ltd.	13,400	214,630
WorleyParsons Ltd.	30,000	421,525
TOTAL AUSTRALIA		5,282,530
Austria - 0.5%
Flughafen Wien AG	15,000	1,345,007
Bermuda - 0.8%
Allied World Assurance Co. Holdings Ltd.	5,200	217,152
Endurance Specialty Holdings Ltd.	12,000	427,800
Lazard Ltd. Class A	9,600	407,040
Marvell Technology Group Ltd. (a)	16,600	303,448
Pacific Basin Shipping Ltd.	254,000	163,298
SeaDrill Ltd. (a)	31,600	448,141
TOTAL BERMUDA		1,966,879
Brazil - 0.1%
TAM SA (PN) sponsored ADR (ltd. vtg.)	11,700	357,435
Canada - 0.8%
Canadian Natural Resources Ltd.	12,800	666,423
European Goldfields Ltd. (a)	124,800	422,429
MagIndustries Corp. (a)	74,120	62,721
New Flyer Industries, Inc. / New Flyer Canada	50,200	389,026
Suncor Energy, Inc.	5,400	414,867
TOTAL CANADA		1,955,466
Cayman Islands - 0.3%
Ctrip.com International Ltd. sponsored ADR	3,500	171,500

	Shares	Value (Note 1)
Foxconn International Holdings Ltd. (a)	63,000	$ 209,401
Noble Corp.	4,900	343,490
TOTAL CAYMAN ISLANDS		724,391
China - 0.1%
Anhui Conch Cement Co. Ltd. (H Shares)	76,000	169,058
China Life Insurance Co. Ltd. (H Shares)	65,000	136,900
TOTAL CHINA		305,958
France - 2.8%
BIC SA	16,300	1,048,588
Compagnie Generale de Geophysique SA (a)	2,400	405,895
Eutelsat Communications	48,600	877,768
Icade SA	29,100	1,727,532
Renault SA	13,000	1,520,767
Sanofi-Aventis sponsored ADR	30,692	1,310,241
Societe Generale Series A	2,100	348,993
TOTAL FRANCE		7,239,784
Germany - 1.9%
E.ON AG	10,400	1,252,056
KarstadtQuelle AG (a)	46,826	1,099,744
Lanxess AG (a)	33,900	1,549,497
Qimonda AG Sponsored ADR	24,000	334,800
SAP AG sponsored ADR	13,400	665,176
TOTAL GERMANY		4,901,273
Hong Kong - 1.0%
Bank of East Asia Ltd.	52,537	250,958
Chaoda Modern Agriculture (Holdings) Ltd.	288,000	174,418
Cheung Kong Holdings Ltd.	29,000	315,461
China Mobile (Hong Kong) Ltd.	46,500	379,254
CNOOC Ltd.	125,000	104,775
Esprit Holdings Ltd.	37,000	358,239
Hong Kong Exchanges & Clearing Ltd.	35,000	277,221
Li & Fung Ltd.	132,000	345,394
Prosperity (REIT)	468	108
Wing Hang Bank Ltd.	35,500	345,086
TOTAL HONG KONG		2,550,914
Israel - 0.1%
Teva Pharmaceutical Industries Ltd. sponsored ADR	10,400	342,888
Italy - 0.3%
Banca Intesa Spa	106,000	724,658
Japan - 7.6%
Aeon Co. Ltd.	14,500	341,548
Asics Corp.	8,000	107,182
Calsonic Kansei Corp.	16,000	104,104
Canon, Inc.	5,600	298,984
Daiichi Sankyo Co. Ltd.	3,200	95,212
Dainippon Ink & Chemicals, Inc.	70,000	264,535
Diamond Lease Co. Ltd.	2,800	141,245
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
eAccess Ltd. (f)	330	$ 190,450
East Japan Railway Co.	44	307,729
Fanuc Ltd.	4,200	364,484
First Juken Co. Ltd.	22,000	244,528
Fujitsu Ltd.	24,000	195,759
Heiwado Co. Ltd.	6,100	104,309
Hoya Corp.	7,000	270,520
Iino Kaiun Kaisha Ltd.	37,400	325,843
Itochushokuhin Co. Ltd.	9,600	320,109
Japan Retail Fund Investment Corp.	11	85,115
JSR Corp.	11,500	289,073
Kawasaki Kisen Kaisha Ltd. (f)	60,000	426,813
Koito Manufacturing Co. Ltd.	11,000	155,463
Kuraray Co. Ltd.	19,500	220,742
Kurita Water Industries Ltd.	7,200	147,127
Mandom Corp.	8,400	204,685
Matsushita Electric Industrial Co. Ltd.	21,000	436,800
Misawa Homes Holdings, Inc. (a)	5,400	162,979
Mitsubishi Estate Co. Ltd.	4,000	95,759
Mitsui & Co. Ltd.	31,000	423,281
Mizuho Financial Group, Inc.	236	1,838,201
Nafco Co. Ltd.	8,200	227,155
Nikko Cordial Corp.	17,000	203,634
Nintendo Co. Ltd.	4,500	920,315
Nippon Carbon Co. Ltd.	43,000	168,382
Nippon Oil Corp.	54,000	401,676
Nippon Steel Corp.	139,000	565,698
Nissan Motor Co. Ltd.	45,200	541,426
Nomura Holdings, Inc.	17,100	301,302
NTT DoCoMo, Inc.	67	102,539
Omron Corp.	16,600	428,625
Organo Corp.	34,000	320,639
ORIX Corp.	1,300	366,236
Rakuten, Inc.	843	374,795
Sega Sammy Holdings, Inc.	3,100	77,924
Shinagawa Refractories Co. Ltd.	18,000	62,945
Sho-Bond Corp.	12,800	121,587
Shoei Co.	5,390	171,894
Sony Corp.	8,800	360,624
Stanley Electric Co. Ltd.	5,800	115,048
Sumitomo Corp.	25,600	336,635
Sumitomo Electric Industries Ltd.	36,200	512,544
Sumitomo Metal Industries Ltd.	75,000	282,148
Sumitomo Mitsui Financial Group, Inc.	59	645,691
Sumitomo Trust & Banking Co. Ltd.	34,000	365,698
T&D Holdings, Inc.	7,400	540,954
Takeda Pharamaceutical Co. Ltd.	10,300	661,363
Toc Co. Ltd.	42,000	229,104
Toenec Corp.	39,000	148,051
Tokyo Tomin Bank Ltd.	5,400	219,768
Tokyu Land Corp.	34,000	329,070
TonenGeneral Sekiyu KK	10,000	95,246

	Shares	Value (Note 1)
Toppan Forms Co. Ltd.	8,300	$ 108,788
Toyota Motor Corp.	13,000	767,000
UNY Co. Ltd.	24,000	301,436
Valor Co. Ltd.	8,800	129,412
Yachiyo Industry Co. Ltd.	4,300	99,449
TOTAL JAPAN		19,767,380
Korea (South) - 0.2%
KT&G Corp.	2,590	159,977
Samsung Engineering Co. Ltd.	2,960	135,552
Taewoong Co. Ltd.	5,138	142,048
TOTAL KOREA (SOUTH)		437,577
Luxembourg - 0.6%
SES Global SA FDR (France)	106,200	1,628,000
Malaysia - 0.1%
United Plantations BHD	103,000	235,469
Mexico - 0.3%
America Movil SA de CV Series L sponsored ADR	20,400	874,548
Netherlands - 2.1%
ING Groep NV (Certificaten Van Aandelen)	24,300	1,077,219
Koninklijke Philips Electronics NV	29,400	1,024,002
Koninklijke Wessanen NV	30,659	408,550
Nutreco Holding NV	18,400	1,096,550
Reed Elsevier NV	83,600	1,437,344
Tele Atlas NV (a)(f)	26,400	495,345
TOTAL NETHERLANDS		5,539,010
Norway - 0.7%
Fred Olsen Energy ASA (a)	11,900	513,386
Petroleum Geo-Services ASA (a)	10,100	587,928
TANDBERG ASA	9,770	112,847
TGS Nopec Geophysical Co. ASA (a)	32,700	582,803
TOTAL NORWAY		1,796,964
Papua New Guinea - 0.1%
Oil Search Ltd.	69,100	182,949
Philippines - 0.2%
DMCI Holdings, Inc.	1,372,000	134,888
Semirara Mining Corp.	714,900	276,120
TOTAL PHILIPPINES		411,008
Singapore - 0.6%
CapitaCommercial Trust (REIT)	181,600	251,866
CapitaLand Ltd.	91,000	318,447
DBS Group Holdings Ltd.	20,000	261,975
Keppel Corp. Ltd.	24,000	243,483
Keppel Land Ltd.	113,000	399,063
TOTAL SINGAPORE		1,474,834
Sweden - 0.8%
Assa Abloy AB (B Shares)	51,000	981,530
Common Stocks - continued
	Shares	Value (Note 1)
Sweden - continued
Atlas Copco AB (A Shares)	38,500	$ 1,124,765
Micronic Laser Systems AB (a)	5,700	51,496
TOTAL SWEDEN		2,157,791
Switzerland - 3.6%
ABB Ltd. sponsored ADR	148,900	2,221,588
Actelion Ltd. (Reg.) (a)	10,626	1,789,291
Bucher Holding AG	9,724	984,788
Credit Suisse Group sponsored ADR	10,500	635,040
Nestle SA sponsored ADR	5,800	497,640
Novartis AG sponsored ADR	17,124	1,039,941
Roche Holding AG (participation certificate)	5,410	946,636
Swissfirst AG	4,010	238,831
Syngenta AG (Switzerland)	7,063	1,138,202
TOTAL SWITZERLAND		9,491,957
Taiwan - 0.0%
Motech Industries, Inc.	8,306	112,165
United Kingdom - 2.6%
Amlin PLC	16,700	95,964
Benfield Group PLC	202,943	1,349,091
GlaxoSmithKline PLC	55,100	1,467,038
Pearson PLC	86,957	1,283,008
Peter Hambro Mining PLC (a)	22,839	518,428
Standard Chartered PLC (United Kingdom)	21,043	592,058
Tesco PLC	210,200	1,577,764
TOTAL UNITED KINGDOM		6,883,351
United States of America - 25.2%
AES Corp. (a)	35,000	769,650
Allergan, Inc.	12,200	1,409,100
Allstate Corp.	8,300	509,288
American Express Co.	13,200	763,092
American International Group, Inc.	21,687	1,456,716
American Superconductor Corp. (a)	7,700	73,073
American Tower Corp. Class A (a)	29,700	1,069,794
Amphenol Corp. Class A	7,000	475,300
Amylin Pharmaceuticals, Inc. (a)	8,100	356,076
Apple Computer, Inc. (a)	21,100	1,710,788
Applied Materials, Inc.	35,400	615,606
aQuantive, Inc. (a)	14,700	399,546
Avon Products, Inc.	53,100	1,614,771
Bank of America Corp.	14,300	770,341
Beazer Homes USA, Inc.	3,700	160,358
Best Buy Co., Inc. (f)	19,100	1,055,275
C.R. Bard, Inc.	10,200	835,992
Casual Male Retail Group, Inc. (a)	30,100	445,781
Cerner Corp. (a)	12,200	589,382
Cognizant Technology Solutions Corp. Class A (a)	14,300	1,076,504
Constellation Energy Group, Inc.	7,100	443,040

	Shares	Value (Note 1)
CSX Corp.	15,300	$ 545,751
CyberSource Corp. (a)	45,100	462,275
Electronic Arts, Inc. (a)	14,900	788,061
EMC Corp. (a)	41,500	508,375
Exelixis, Inc. (a)	30,400	294,880
Exxon Mobil Corp.	40,200	2,871,084
Federated Department Stores, Inc.	35,000	1,536,850
Fluor Corp.	14,800	1,160,764
FormFactor, Inc. (a)	15,400	587,972
FPL Group, Inc.	19,400	989,400
General Dynamics Corp.	22,800	1,621,080
General Growth Properties, Inc.	7,940	412,086
Gilead Sciences, Inc. (a)	7,900	544,310
Google, Inc. Class A (sub. vtg.) (a)	3,700	1,762,643
Greenhill & Co., Inc.	5,600	380,464
Harris Corp.	7,800	332,280
Health Net, Inc. (a)	8,000	332,080
Honeywell International, Inc.	13,900	585,468
Hudson City Bancorp, Inc.	74,900	1,028,377
International Game Technology	13,400	569,634
Inverness Medical Innovations, Inc. (a)	10,200	384,438
JCPenney Co., Inc.	17,400	1,309,002
Johnson & Johnson	19,800	1,334,520
Kroger Co.	23,700	533,013
Lennar Corp. Class A	4,000	189,920
Level 3 Communications, Inc. (a)	83,500	441,715
Merck & Co., Inc.	44,400	2,016,648
Microsoft Corp.	53,300	1,530,243
Monsanto Co.	26,500	1,171,830
Morgan Stanley	16,000	1,222,880
National Oilwell Varco, Inc. (a)	7,500	453,000
Northern Trust Corp.	26,000	1,526,720
NTL, Inc.	40,050	1,082,552
OfficeMax, Inc.	12,100	575,718
PepsiCo, Inc.	29,390	1,864,502
Procter & Gamble Co.	42,700	2,706,753
Quanta Services, Inc. (a)	30,400	556,320
Quest Software, Inc. (a)	29,100	428,643
Quicksilver Resources, Inc. (a)	6,350	217,678
Qwest Communications International, Inc. (a)	54,100	466,883
Raytheon Co. warrants 6/16/11 (a)	112	1,761
Safeway, Inc.	22,900	672,344
Senomyx, Inc. (a)	13,200	203,544
Service Corp. International (SCI)	55,900	509,808
State Street Corp.	24,300	1,560,789
Synthes, Inc.	13,910	1,577,544
Telik, Inc. (a)	7,700	145,915
Time Warner, Inc.	1,900	38,019
Titanium Metals Corp. (a)	34,000	1,002,320
TradeStation Group, Inc. (a)	22,800	356,820
U.S. Bancorp, Delaware	17,600	595,584
United Dominion Realty Trust, Inc. (SBI)	14,700	475,839
United Technologies Corp.	11,700	768,924
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Valero Energy Corp.	9,900	$ 518,067
Verizon Communications, Inc.	28,800	1,065,600
Wachovia Corp.	7,400	410,700
Wells Fargo & Co.	30,200	1,095,958
Whole Foods Market, Inc.	8,200	523,488
Wynn Resorts Ltd. (a)	1,500	110,310
TOTAL UNITED STATES OF AMERICA		65,559,619
TOTAL COMMON STOCKS (Cost $127,246,193)		144,897,970
Nonconvertible Preferred Stocks - 0.5%

Italy - 0.5%
Istituto Finanziario Industriale Spa (IFI) (a) (Cost $980,985)	51,900	1,418,971
Corporate Bonds - 5.0%
		Principal Amount (d)
Convertible Bonds - 0.1%
India - 0.1%
IVRCL Infrastructures & Projects Ltd. 0% 12/9/10		$ 100,000	121,000
Nonconvertible Bonds - 4.9%
Australia - 0.0%
Myer Group Finance Ltd. 10.1938% 3/15/13	AUD	35	2,704
Austria - 1.7%
Oesterreichische Kontrollbank 3.875% 9/15/16	EUR	3,400,000	4,350,609
Cayman Islands - 0.1%
Finans Capital Finance Ltd. (Reg. S) 9% 10/7/14 (e)		160,000	169,600
MUFG Capital Finance 1 Ltd. 6.346% (h)		175,000	175,897
TOTAL CAYMAN ISLANDS			345,497
Cyprus - 0.1%
Mizuho Capital Investment Europe 1 Ltd. 5.02% (h)	EUR	100,000	127,614
Germany - 0.0%
Wuerttembergische Lebens AG 5.375% 6/1/26 (h)	EUR	100,000	125,125
Hong Kong - 0.1%
Dah Sing Bank Ltd. 6.1406% 6/3/16 (h)		250,000	249,639
Iceland - 0.3%
Kaupthing Bank hf 5.75% 10/4/11 (g)		750,000	749,705

		Principal Amount (d)	Value (Note 1)
Ireland - 0.2%
Dali Capital PLC:
7% 4/13/09	RUB	7,000,000	$ 266,876
8% 9/30/09	RUB	3,800,000	143,797
TOTAL IRELAND			410,673
Japan - 0.1%
Shinsei Bank Ltd. 3.75% 2/23/16 (h)	EUR	200,000	248,541
Luxembourg - 0.5%
BTA Finance Luxembourg 8.25% (h)		100,000	95,801
Fiat Finance & Trade Ltd. 5.625% 11/15/11	EUR	300,000	389,430
Glencore Finance (Europe) SA 5.375% 9/30/11	EUR	150,000	194,811
Lux-Development SA 6.1% 10/31/16 (e)	EUR	200,000	256,148
Russian Standard Finance SA 6.825% 9/16/09	EUR	125,000	160,188
VTB Capital SA 0% 8/1/08 (h)		270,000	270,122
TOTAL LUXEMBOURG			1,366,500
Multi-National - 0.1%
WT Finance (Aust) Pty Ltd./Westfield Europe Finance PLC/WEA Finance 3.625% 6/27/12	EUR	200,000	246,345
Netherlands - 0.4%
ALB Finance BV 8.75% 4/20/11		200,000	199,000
CRR BV 9% 9/21/07		200,000	201,400
Deutsche Telekom International Finance BV 4.5% 10/25/13	EUR	115,000	146,353
Eureko BV 5.125% (h)	EUR	200,000	257,246
TuranAlem Finance BV 6.25% 9/27/11	EUR	250,000	320,696
TOTAL NETHERLANDS			1,124,695
Norway - 0.1%
Neptune Marine Oil & Gas Ltd. 10.92% 9/7/09 (g)(h)		250,000	253,750
Russia - 0.1%
PSB Finance SA 8.75% 10/20/11		250,000	249,490
United Arab Emirates - 0.1%
Abu Dhabi National Energy Co. Pjsc 6.5% 10/27/36		200,000	206,760
United Kingdom - 0.1%
Amlin PLC 6.5% 12/19/26 (h)	GBP	125,000	237,436
Gallaher Group PLC 4.5% 4/2/14	EUR	100,000	128,023
TOTAL UNITED KINGDOM			365,459
United States of America - 0.9%
Banca Popolare di Lodi Investment Trust 6.742% (h)	EUR	200,000	280,782
EB Holdings, Inc. (Reg. S) 10% 2/15/15 pay-in-kind	EUR	275,625	355,326
Corporate Bonds - continued
		Principal Amount (d)	Value (Note 1)
Nonconvertible Bonds - continued
United States of America - continued
Embarq Corp. 7.082% 6/1/16		$ 200,000	$ 204,641
Fortune Brands, Inc. 4% 1/30/13	EUR	300,000	366,072
Pemex Project Funding Master Trust (Reg. S) 5.5% 2/24/25	EUR	500,000	649,049
Residential Capital Corp. 6.375% 5/17/13	GBP	250,000	484,019
TOTAL UNITED STATES OF AMERICA			2,339,889
TOTAL NONCONVERTIBLE BONDS			12,762,995
TOTAL CORPORATE BONDS (Cost $12,553,209)			12,883,995
Government Obligations - 30.4%

Austria - 0.4%
Austrian Republic 5.625% 7/15/07	EUR	775,000	1,001,278
Brazil - 0.0%
Brazilian Federative Republic 7.375% 2/3/15	EUR	100,000	148,573
Canada - 0.8%
Canadian Government 5.25% 6/1/12	CAD	2,250,000	2,132,855
Finland - 3.0%
Finnish Government:
3.875% 9/15/17	EUR	5,350,000	6,885,419
5% 7/4/07	EUR	775,000	997,322
TOTAL FINLAND			7,882,741
France - 2.2%
French Government:
2.25% 3/12/07	EUR	1,550,000	1,969,517
3.25% 4/25/16	EUR	2,995,000	3,671,817
TOTAL FRANCE			5,641,334
Germany - 5.0%
German Federal Republic:
3.5% 9/12/08	EUR	6,800,000	8,653,475
4% 1/4/37	EUR	2,500,000	3,277,157
6% 7/4/07	EUR	775,000	1,004,048
TOTAL GERMANY			12,934,680
Japan - 10.9%
Japan Government:
Inflation-Indexed 0.5% 6/10/15	JPY	606,600,000	4,929,663

		Principal Amount (d)	Value (Note 1)
0.1% 6/20/07	JPY	600,000,000	$ 5,119,186
0.3552% 1/29/07	JPY	100,000,000	854,224
1.22% 11/20/20 (h)	JPY	125,000,000	1,038,282
1.3% 3/20/15	JPY	900,000,000	7,524,573
1.5% 3/20/14	JPY	200,000,000	1,712,825
1.8% 3/20/16	JPY	820,000,000	7,093,323
TOTAL JAPAN			28,272,076
Netherlands - 0.4%
Dutch Government 3% 7/15/07	EUR	775,000	984,096
United Kingdom - 1.7%
United Kingdom, Great Britain & Northern Ireland:
4.25% 6/7/32	GBP	950,000	1,863,444
5% 3/7/25	GBP	85,000	176,811
5.75% 12/7/09	GBP	1,200,000	2,344,302
TOTAL UNITED KINGDOM			4,384,557
United States of America - 6.0%
U.S. Treasury Inflation-Indexed Notes 2% 7/15/14		2,163,300	2,107,523
U.S. Treasury Notes:
3.375% 12/15/08		765,000	745,457
3.5% 5/31/07		4,450,000	4,410,889
4.375% 8/15/12		2,400,000	2,378,155
4.625% 8/31/11		125,000	125,234
4.875% 5/31/11		1,875,000	1,897,853
5.125% 6/30/11		3,850,000	3,937,075
TOTAL UNITED STATES OF AMERICA			15,602,186
TOTAL GOVERNMENT OBLIGATIONS (Cost $78,651,328)			78,984,376
Asset-Backed Securities - 0.3%

Affinity PLC Series 2002-A CLass C, 6.37% 5/15/09 (h)	GBP	110,000	210,937
Bosphorus Financial Services Ltd. (Reg. S) 7.205% 2/15/12 (h)		250,000	252,300
Permanent Master Issuer PLC Series 2006-1 Class 2C, 5.7744% 7/17/42 (h)		400,000	399,984
TOTAL ASSET-BACKED SECURITIES (Cost $849,212)			863,221
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.1%
Lansdowne Mortgage Securities No. 1 PLC Series M1, 3.551% 6/15/45 (h) (Cost $122,905)	EUR	100,000	$ 127,385
Commercial Mortgage Securities - 0.3%
		Principal Amount (d)	Value (Note 1)
Ireland - 0.2%
European Property Capital Series 4 Class C, 0% 7/20/14 (h)	GBP	75,000	$ 143,063
German Residential Asset Note Distributor PLC:
Series 1 Class A, 3.751% 7/20/16 (h)	EUR	197,256	252,485
4.231% 7/20/16 (h)	EUR	138,079	177,126
TOTAL IRELAND			572,674
United Kingdom - 0.1%
Broadgate PLC 5.8925% 10/5/25 (h)	GBP	48,250	91,834
Canary Wharf Finance II PLC Series C1, 5.75% 4/22/30 (h)	GBP	74,663	141,094
TOTAL UNITED KINGDOM			232,928
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $796,284)			805,602
Commercial Paper - 2.5%

France - 2.3%
Banque Federative du Credit Mutuel (BFCM) 3.34% 11/10/06	EUR	4,800,000	6,118,636
Ireland - 0.2%
GPB Finance Public Ltd. 0% 4/19/07		500,000	487,802
TOTAL COMMERCIAL PAPER (Cost $6,496,336)			6,606,438
Money Market Funds - 4.9%
	Shares
Fidelity Cash Central Fund, 5.34% (b)	11,091,563	11,091,563
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	1,625,495	1,625,495
TOTAL MONEY MARKET FUNDS (Cost $12,717,058)		12,717,058
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $240,413,510)	259,305,016
NET OTHER ASSETS - 0.3%	838,917
NET ASSETS - 100%	$ 260,143,933
Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound
JPY	-	Japanese yen
RUB	-	Russian ruble
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,003,455 or 0.4% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 883,487
Fidelity Securities Lending Cash Central Fund	29,527
Total	$ 913,014
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	6.0%
AAA,AA,A	26.5%
BBB	1.8%
BB	0.4%
B	0.2%
CCC,CC,C	0.0%
Not Rated	0.9%
Equities	56.2%
Short-Term Investments and Net Other Assets	8.0%
100.0%
We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Global Balanced

Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $1,576,481) - See accompanying schedule: Unaffiliated issuers (cost $227,696,452)	$ 246,587,958
Fidelity Central Funds (cost $12,717,058)	12,717,058
Total Investments (cost $240,413,510)		$ 259,305,016
Cash		17,059
Foreign currency held at value (cost $254,212)		254,238
Receivable for investments sold		5,149,750
Receivable for fund shares sold		459,107
Dividends receivable		172,054
Interest receivable		942,480
Other receivables		16,946
Total assets		266,316,650

Liabilities
Payable for investments purchased	$ 3,957,664
Payable for fund shares redeemed	284,086
Accrued management fee	151,464
Other affiliated payables	62,356
Other payables and accrued expenses	91,652
Collateral on securities loaned, at value	1,625,495
Total liabilities		6,172,717

Net Assets		$ 260,143,933
Net Assets consist of:
Paid in capital		$ 211,415,739
Undistributed net investment income		2,652,173
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		27,176,237
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,899,784
Net Assets, for 11,269,010 shares outstanding		$ 260,143,933
Net Asset Value, offering price and redemption price per share ($260,143,933 ÷ 11,269,010 shares)		$ 23.08

Statement of Operations

Year ended October 31, 2006

Investment Income
Dividends		$ 2,494,413
Interest		2,252,573
Income from Fidelity Central Funds (including $29,527 from security lending)		913,014
		5,660,000
Less foreign taxes withheld		(176,084)
Total income		5,483,916

Expenses
Management fee	$ 1,623,828
Transfer agent fees	566,372
Accounting and security lending fees	113,617
Custodian fees and expenses	257,668
Independent trustees' compensation	895
Registration fees	25,768
Audit	85,199
Legal	7,404
Miscellaneous	1,927
Total expenses before reductions	2,682,678
Expense reductions	(90,437)	2,592,241
Net investment income (loss)		2,891,675
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $11,184)	26,747,856
Foreign currency transactions	(69,221)
Futures contracts	710,088
Total net realized gain (loss)		27,388,723
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,366,518)
Assets and liabilities in foreign currencies	19,037
Futures contracts	139,170
Total change in net unrealized appreciation (depreciation)		(1,208,311)
Net gain (loss)		26,180,412
Net increase (decrease) in net assets resulting from operations		$ 29,072,087

Annual Report

See accompanying notes which are an integral part of the financial statements.

Global Balanced
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,891,675	$ 1,411,815
Net realized gain (loss)	27,388,723	17,750,076
Change in net unrealized appreciation (depreciation)	(1,208,311)	2,312,645
Net increase (decrease) in net assets resulting from operations	29,072,087	21,474,536
Distributions to shareholders from net investment income	(1,257,249)	(947,033)
Distributions to shareholders from net realized gain	(15,002,921)	(2,331,147)
Total distributions	(16,260,170)	(3,278,180)
Share transactions Proceeds from sales of shares	103,989,584	85,851,097
Reinvestment of distributions	15,532,156	3,105,549
Cost of shares redeemed	(63,446,357)	(53,533,775)
Net increase (decrease) in net assets resulting from share transactions	56,075,383	35,422,871
Redemption fees	9,915	8,689
Total increase (decrease) in net assets	68,897,215	53,627,916

Net Assets
Beginning of period	191,246,718	137,618,802
End of period (including undistributed net investment income of $2,652,173 and undistributed net investment income of $1,211,763, respectively)	$ 260,143,933	$ 191,246,718
Other Information Shares
Sold	4,699,494	4,082,256
Issued in reinvestment of distributions	741,039	151,048
Redeemed	(2,883,798)	(2,510,378)
Net increase (decrease)	2,556,735	1,722,926

Financial Highlights

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 21.95	$ 19.69	$ 18.06	$ 14.84	$ 15.36
Income from Investment Operations
Net investment income (loss) B	.28	.17 E	.10 F	.15	.17
Net realized and unrealized gain (loss)	2.66	2.54	1.85	3.29	(.66)
Total from investment operations	2.94	2.71	1.95	3.44	(.49)
Distributions from net investment income	(.14)	(.13)	(.32)	(.22)	(.03)
Distributions from net realized gain	(1.67)	(.32)	-	-	-
Total distributions	(1.81)	(.45)	(.32)	(.22)	(.03)
Redemption fees added to paid in capital B	- H	- H	- H	- H	- H
Net asset value, end of period	$ 23.08	$ 21.95	$ 19.69	$ 18.06	$ 14.84
Total Return A	14.23%	13.92%	10.93%	23.49%	(3.20)%
Ratios to Average Net Assets C, G
Expenses before reductions	1.18%	1.17%	1.20%	1.29%	1.29%
Expenses net of fee waivers, if any	1.18%	1.17%	1.20%	1.29%	1.29%
Expenses net of all reductions	1.14%	1.15%	1.19%	1.28%	1.27%
Net investment income (loss)	1.27%	.80% E	.54% F	.98%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 260,144	$ 191,247	$ 137,619	$ 115,864	$ 88,263
Portfolio turnover rate D	208%	95%	94%	113%	126%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds D Amount does not include the portfolio activity of any underlying Fidelity Central Funds E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .66%. F Net investment income per share includes approximately $.05 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been .26%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Diversified International

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity Diversified International Fund	25.89%	17.18%	13.14%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital International EAFE Index performed over the same period.

Annual Report

Diversified International

Management's Discussion of Fund Performance

Comments from William Bower, Portfolio Manager of Fidelity® Diversified International Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

For the 12 months ending October 31, 2006, the fund returned 25.89%, underperforming the MSCI EAFE index. Security selection in and an underweighting of financials detracted, as did poor stock selection in and an overweighting of health care. Stock selection in Europe also dampened performance, along with the fund's modest cash position and - due to our underweighting in the United Kingdom - the appreciation of the pound sterling relative to the U.S. dollar. Conversely, security selection in industrials, energy and telecommunication services - along with an underweighting in this last sector - helped returns. Security selection in India and Japan, as well as an underweighting of Japan, also proved beneficial. Detractors included Canadian energy firm EnCana, Japanese materials firm Nitto Denko, leading global medical device manufacturer Synthes and Hong-Kong based tool maker Techtronic Industries. Underweighting British metals supplier Anglo American and not owning Spanish electric utility Endesa also hurt. Contributors included Swiss electrical power equipment provider ABB, Italian automaker Fiat and Indian software manufacturer Infosys Technologies. Underweighting or not owning several lagging index components, including U.K. pharmaceutical firm GlaxoSmithKline and integrated oil companies BP and Royal Dutch Shell, also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Diversified International

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2006
Japan	15.9%
United Kingdom	11.9%
United States of America	10.5%
Switzerland	10.1%
France	8.9%
Germany	7.5%
Canada	6.1%
Spain	3.9%
Netherlands	3.6%
Other	21.6%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2006
Japan	18.2%
United Kingdom	11.2%
Switzerland	10.1%
France	9.4%
United States of America	7.4%
Germany	6.8%
Canada	5.7%
Netherlands	3.9%
Korea (South)	2.8%
Other	24.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	92.4	96.0
Bonds	0.6	0.4
Short-Term Investments and Net Other Assets	7.0	3.6
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8	1.7
Novartis AG (Switzerland, Pharmaceuticals)	1.7	1.5
Banco Bilbao Vizcaya Argentaria SA (Spain, Commercial Banks)	1.4	0.7
ORIX Corp. (Japan, Consumer Finance)	1.3	1.3
Toyota Motor Corp. sponsored ADR (Japan, Automobiles)	1.3	1.1
Tesco PLC (United Kingdom, Food & Staples Retailing)	1.1	0.7
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.1	0.7
Mizuho Financial Group, Inc. (Japan, Commercial Banks)	1.1	0.9
Fiat Spa (Italy, Automobiles)	1.0	0.6
Unicredito Italiano Spa (Italy, Commercial Banks)	1.0	0.8
	12.8
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.0	24.5
Consumer Discretionary	11.7	10.7
Industrials	11.4	13.3
Consumer Staples	8.4	6.5
Materials	8.3	8.7
Information Technology	7.9	9.6
Energy	7.7	10.1
Health Care	7.6	7.9
Telecommunication Services	3.5	2.3
Utilities	2.9	2.4

Annual Report

Diversified International

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 92.0%
	Shares	Value (Note 1)
Australia - 2.2%
Aristocrat Leisure Ltd.	2,000,000	$ 21,567,819
Australia & New Zealand Banking Group Ltd.	4,500,000	101,165,922
BHP Billiton Ltd. sponsored ADR	2,541,000	108,170,370
Brambles Industries Ltd. (e)	12,000,000	115,936,704
Computershare Ltd.	22,000,000	131,141,010
CSL Ltd.	4,216,566	183,092,038
Macquarie Capital Alliance Group unit (a)	10,199,900	27,242,071
National Australia Bank Ltd.	4,000,000	117,760,000
QBE Insurance Group Ltd.	9,500,000	181,654,297
TOTAL AUSTRALIA		987,730,231
Austria - 0.2%
OMV AG	1,224,000	66,538,936
Belgium - 0.3%
InBev SA	500,000	28,170,148
KBC Groupe SA	501,000	54,739,180
RHJ International (a)	1,000,000	18,826,900
Umicore SA	300,000	46,563,072
TOTAL BELGIUM		148,299,300
Bermuda - 0.2%
Clear Media Ltd. (a)(f)	27,000,000	37,841,382
Willis Group Holdings Ltd.	1,700,000	64,651,000
TOTAL BERMUDA		102,492,382
Brazil - 0.9%
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.)	1,000,000	33,200,000
Banco Nossa Caixa SA	3,785,000	90,108,104
Companhia Siderurgica Nacional SA (CSN) sponsored ADR	57,000	1,776,690
Cyrela Brazil Realty SA	1,300,000	26,230,733
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	64,400	2,680,972
Petroleo Brasileiro SA Petrobras sponsored ADR	20,000	1,775,200
Sadia SA ADR	61,000	1,789,740
TAM SA (PN) sponsored ADR (ltd. vtg.)	2,000,000	61,100,000
Uniao de Bancos Brasileiros SA (Unibanco) GDR	2,000,000	157,500,000
TOTAL BRAZIL		376,161,439
Canada - 6.1%
Astral Media, Inc. Class A (non-vtg.)	1,000,000	35,558,723
Brookfield Asset Management, Inc. Class A (e)	3,150,000	143,491,738
Canadian National Railway Co.	1,600,000	76,248,163
Canadian Natural Resources Ltd.	6,550,000	341,021,245
Canadian Oil Sands Trust unit	500,000	13,548,301
Canadian Western Bank, Edmonton	400,000	15,071,483

	Shares	Value (Note 1)
Corus Entertainment, Inc. Class B (non-vtg.)	1,100,000	$ 41,397,586
EnCana Corp.	6,750,000	320,649,802
Flint Energy Services Ltd. (a)	1,000,000	51,218,100
Gildan Activewear, Inc. Class A (a)	50,000	2,545,762
Glamis Gold Ltd. (a)	1,376,000	60,597,194
Goldcorp, Inc.	3,000,000	78,991,672
Keyera Facilities Income Fund (e)	350,000	6,709,126
Meridian Gold, Inc. (a)	525,000	13,220,282
Metro, Inc. Class A (sub. vtg.)	700,000	21,736,071
Niko Resources Ltd.	2,000,000	121,141,941
OZ Optics Ltd. unit (a)(h)	102,000	1,504,500
Petro-Canada	3,500,000	149,271,812
Potash Corp. of Saskatchewan, Inc.	500,000	62,450,002
Power Corp. of Canada (sub. vtg.)	3,800,000	115,118,692
Precision Drilling Trust (e)	3,350,000	95,309,313
Research In Motion Ltd. (a)	1,000,000	117,480,007
Rogers Communications, Inc. Class B (non-vtg.)	1,500,000	89,774,195
Shoppers Drug Mart Corp.	1,000,000	40,742,885
Skye Resources, Inc. (a)	1,000,000	16,033,492
Suncor Energy, Inc.	1,200,000	92,192,580
Talisman Energy, Inc.	12,250,000	201,320,536
TransCanada Corp.	5,800,000	187,745,068
Ultra Petroleum Corp. (a)	500,000	26,685,000
Western Oil Sands, Inc. Class A (a)	6,000,000	154,723,200
TOTAL CANADA		2,693,498,471
Cayman Islands - 0.6%
Apex Silver Mines Ltd. (a)	1,400,000	22,120,000
GlobalSantaFe Corp.	3,250,000	168,675,000
Hutchison Telecommunications International Ltd. sponsored ADR (a)	876,200	25,716,470
Noble Corp.	750,000	52,575,000
TOTAL CAYMAN ISLANDS		269,086,470
Chile - 0.0%
Lan Airlines SA sponsored ADR	41,000	1,769,150
China - 0.3%
BYD Co. Ltd. (H Shares) (a)	7,000,000	18,856,401
China Shenhua Energy Co. Ltd. (H Shares)	7,999,700	14,071,375
China Techfaith Wireless Communication Technology Ltd. sponsored ADR (a)(e)	2,920,300	21,435,002
Global Bio-Chem Technology Group Co. Ltd.	109,999,600	32,247,993
Industrial & Commercial Bank of China	50,000,000	22,373,091
Shanghai Zhenhua Port Machinery Co. Ltd. (B Shares)	11,999,900	11,351,905
Sinopec Shanghai Petrochemical Co. Ltd. sponsored ADR	42,000	1,794,660
Weichai Power Co. Ltd. (H Shares)	466,000	1,118,084
TOTAL CHINA		123,248,511
Common Stocks - continued
	Shares	Value (Note 1)
Colombia - 0.0%
BanColombia SA sponsored ADR	58,000	$ 1,773,060
Czech Republic - 0.2%
Ceske Energeticke Zavody AS	500,000	19,772,537
Zentiva NV	929,500	53,088,966
TOTAL CZECH REPUBLIC		72,861,503
Denmark - 0.4%
Danske Bank AS	1,300,000	54,539,539
Novozymes AS Series B	1,500,000	120,209,596
Vestas Wind Systems AS (a)	500,000	14,084,386
TOTAL DENMARK		188,833,521
Finland - 0.6%
Fortum Oyj	68,000	1,871,305
Metso Corp. sponsored ADR	68,000	2,944,400
Neste Oil Oyj	1,000,000	31,476,024
Nokia Corp. sponsored ADR	10,500,000	208,740,000
TOTAL FINLAND		245,031,729
France - 8.9%
Alcatel SA sponsored ADR (e)	10,500,000	133,350,000
Alstom SA (a)	1,800,000	166,110,697
AXA SA sponsored ADR	4,000,000	152,480,000
BNP Paribas SA	4,099,720	450,812,838
Bouygues SA	3,000,000	174,917,857
Carrefour SA	3,787,100	230,768,212
CNP Assurances	700,000	73,667,426
Dassault Aviation SA	36,265	28,560,095
Essilor International SA	1,200,000	125,904,096
Financiere Marc de Lacharriere SA (Fimalac)	1,401,759	130,611,979
Flamel Technologies SA sponsored ADR (a)	74,000	1,836,680
Groupe Danone	500,000	73,265,360
Ipsos SA (f)	2,226,664	84,893,943
L'Oreal SA	1,600,000	155,618,689
Lagardere S.C.A. (Reg.)	1,550,000	111,483,967
Louis Vuitton Moet Hennessy (LVMH)	1,500,000	156,327,091
Neopost SA (f)	1,650,000	201,760,549
Neuf Cegetel	39,800	1,201,437
Pernod Ricard SA	1,100,000	220,293,877
Pinault Printemps-Redoute SA	200,000	29,842,232
Renault SA	3,805,544	445,180,378
Rhodia SA	7,439,300	20,510,329
Schneider Electric SA	1,300,000	135,068,649
Societe Generale Series A	858,920	142,741,579
Veolia Environnement	1,831,300	112,128,500
Vinci SA	3,100,000	349,191,131
TOTAL FRANCE		3,908,527,591
Germany - 7.0%
Adidas-Salomon AG	23,800	1,192,653

	Shares	Value (Note 1)
Allianz AG:
(Reg.)	16,160	$ 3,004,144
sponsored ADR	17,700,000	329,043,000
BASF AG sponsored ADR	20,000	1,759,600
Bayer AG	8,053,310	404,195,629
Bayerische Motoren Werke AG (BMW)	1,503,500	86,358,033
cash.life AG (a)	200,145	6,767,270
Celesio AG	1,800,000	92,819,808
Continental AG	1,330,930	148,848,774
DaimlerChrysler AG	1,000,000	56,930,000
Deutsche Postbank AG	1,000,000	74,388,592
E.ON AG	221,380	26,651,938
E.ON AG sponsored ADR	8,500,000	341,105,000
Fresenius AG	600,000	108,335,727
Fresenius Medical Care AG sponsored ADR	59,000	2,618,420
GFK AG	1,600,000	70,028,410
K&S AG	13,700	1,296,637
KarstadtQuelle AG (a)(e)	3,500,000	82,200,160
Linde AG	2,770,557	274,632,084
Merck KGaA	12,600	1,328,426
MG Technologies AG	1,410,092	25,323,769
MPC Muenchmeyer Petersen Capital AG	236,029	20,727,198
MTU Aero Engines Holding AG	1,250,000	51,295,325
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	900,000	146,099,297
Praktiker Bau- und Heimwerkermaerkte Holding AG	800,000	25,476,944
Puma AG	250,000	88,655,553
RWE AG	2,330,020	230,279,727
SAP AG sponsored ADR	4,600,000	228,344,000
Techem AG (f)	2,000,000	127,767,640
Volkswagen AG	300,000	29,599,716
TOTAL GERMANY		3,087,073,474
Greece - 0.0%
Hellenic Telecommunication Organization SA (OTE) (a)	72,000	1,865,586
Hong Kong - 0.8%
China Unicom Ltd. sponsored ADR	160,000	1,761,600
Cosco Pacific Ltd.	21,416,000	44,224,266
Esprit Holdings Ltd.	11,274,000	109,156,534
Melco International Development Ltd.	27,000,000	66,170,344
Shun Tak Holdings Ltd.	27,000,000	35,688,937
Techtronic Industries Co. Ltd.	45,213,000	64,065,121
Television Broadcasts Ltd.	5,000,000	28,673,559
TOTAL HONG KONG		349,740,361
India - 2.1%
Bajaj Auto Ltd.	1,362,846	83,372,681
Bharat Forge Ltd.	1,250,000	9,984,417
Bharti Airtel Ltd. (a)	2,999,845	38,535,187
Infosys Technologies Ltd.	4,951,383	230,980,035
Common Stocks - continued
	Shares	Value (Note 1)
India - continued
Reliance Industries Ltd.	7,000,000	$ 191,050,759
Satyam Computer Services Ltd.	15,000,000	146,861,088
Satyam Computer Services Ltd. sponsored ADR	130,000	2,874,300
State Bank of India	6,814,228	200,279,447
Wipro Ltd. sponsored ADR	120,000	1,747,200
TOTAL INDIA		905,685,114
Indonesia - 0.0%
PT Telkomunikasi Indonesia Tbk sponsored ADR	50,000	1,828,000
Ireland - 1.1%
Allied Irish Banks PLC	1,000,000	27,320,000
CRH PLC	4,500,000	159,045,823
IAWS Group PLC (Ireland)	4,000,000	88,071,600
Ryanair Holdings PLC sponsored ADR (a)	3,325,000	222,176,500
TOTAL IRELAND		496,613,923
Italy - 2.8%
Banca Intesa Spa (e)	36,000,000	246,110,343
Banca Popolare di Milano	121,900	1,803,480
Enel Spa ADR ADR	37,000	1,773,040
ENI Spa	105,600	3,205,488
ENI Spa sponsored ADR (e)	500,000	30,355,000
Fiat Spa (a)(e)	26,102,400	461,042,078
Impregilo Spa (a)	279,000	1,241,775
Lottomatica Spa	600,000	21,903,024
Mediobanca Spa	53,700	1,248,025
San Paolo IMI Spa	153,600	3,277,056
Tod's Spa	200,000	17,343,723
Unicredito Italiano Spa	55,499,500	460,173,795
TOTAL ITALY		1,249,476,827
Japan - 15.3%
Aeon Co. Ltd.	8,200,000	193,151,514
Canon, Inc. sponsored ADR	7,500,000	400,425,000
Chugai Pharmaceutical Co. Ltd.	7,234,000	148,440,499
Credit Saison Co. Ltd.	2,170,000	78,480,681
Daiwa Securities Group, Inc.	14,949,000	169,607,763
DCM Japan Holdings Co. Ltd. (e)	1,100,000	12,602,600
East Japan Railway Co.	24,000	167,852,265
Fanuc Ltd.	2,500,000	216,954,524
Hirose Electric Co. Ltd.	300,000	40,013,682
Honda Motor Co. Ltd. sponsored ADR	2,250,000	79,492,500
Hoya Corp.	7,500,000	289,842,695
Ibiden Co. Ltd.	2,000,000	104,822,166
Japan Tobacco, Inc.	80,000	348,837,226
JSR Corp.	6,750,000	169,673,401
Keyence Corp.	800,000	177,154,591
Komatsu Ltd.	1,000,000	18,040,357
Kuraray Co. Ltd.	237,000	2,682,866

	Shares	Value (Note 1)
Leopalace21 Corp.	250,000	$ 9,404,925
Matsushita Electric Industrial Co. Ltd.	4,000,000	83,200,004
Mitsubishi Estate Co. Ltd.	3,000,000	71,819,429
Mitsubishi UFJ Financial Group, Inc.	18,200	232,050,011
Mitsui & Co. Ltd.	8,000,000	109,233,931
Mitsui Fudosan Co. Ltd.	4,000,000	98,495,217
Mitsui Trust Holdings, Inc.	4,000,000	47,093,025
Mizuho Financial Group, Inc.	60,000	467,339,283
Nintendo Co. Ltd.	1,700,000	347,674,435
Nippon Electric Glass Co. Ltd.	2,500,000	53,864,572
Nitto Denko Corp.	4,000,000	228,112,186
ORIX Corp.	2,083,670	587,012,053
Shin-Etsu Chemical Co. Ltd.	5,100,000	334,447,690
Sony Corp.	1,500,000	61,470,003
Stanley Electric Co. Ltd.	1,500,000	29,753,763
Sumco Corp.	1,200,000	85,362,521
Sumitomo Metal Industries Ltd.	5,999,900	22,571,444
Sumitomo Mitsui Financial Group, Inc.	34,550	378,112,193
Sumitomo Trust & Banking Co. Ltd.	4,000,000	43,023,258
T&D Holdings, Inc.	2,800,000	204,685,372
Tokuyama Corp.	3,000,000	37,756,500
Toyota Motor Corp. sponsored ADR	4,700,000	554,600,000
TOTAL JAPAN		6,705,156,145
Korea (South) - 1.9%
Amorepacific Corp. (a)	190,000	98,402,716
Kookmin Bank sponsored ADR	2,700,000	214,272,000
Korea Exchange Bank (a)	4,120,310	54,879,138
Korean Reinsurance Co.	1,973,460	22,305,481
LG Household & Health Care Ltd.	469,530	43,352,711
Macquarie Korea Infrastructure Fund	6,700,000	45,508,072
Samsung Electronics Co. Ltd.	199,500	129,365,292
Shinhan Financial Group Co. Ltd.	3,845,010	177,304,973
Woongjin Coway Co. Ltd.	2,000,000	52,533,805
TOTAL KOREA (SOUTH)		837,924,188
Luxembourg - 0.2%
GAGFAH SA	188,500	5,471,276
SES Global SA FDR (France)	6,554,918	100,484,035
TOTAL LUXEMBOURG		105,955,311
Mexico - 1.1%
America Movil SA de CV Series L sponsored ADR	4,742,000	203,289,540
Cemex SA de CV sponsored ADR	3,400,000	104,516,000
Empresas ICA Sociedad Controladora SA de CV sponsored ADR (a)(e)	59,300	2,439,602
Fomento Economico Mexicano SA de CV sponsored ADR	1,700,000	164,373,000
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - continued
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	400,000	$ 15,096,000
Grupo Televisa SA de CV (CPO) sponsored ADR	121,000	2,986,280
TOTAL MEXICO		492,700,422
Netherlands - 3.6%
Arcadis NV (NY Shares)	58,000	2,801,400
ASML Holding NV (NY Shares) (a)	111,000	2,535,240
Chicago Bridge & Iron Co. NV (NY Shares)	2,000,000	49,120,000
Fugro NV (Certificaten Van Aandelen) unit	1,300,000	56,184,575
ING Groep NV:
(Certificaten Van Aandelen)	49,500	2,194,335
sponsored ADR	9,800,000	434,434,000
Koninklijke KPN NV	7,000,000	93,547,356
Koninklijke KPN NV sponsored ADR	200,000	2,688,000
Koninklijke Numico NV	6,024,612	269,374,212
Koninklijke Philips Electronics NV (NY Shares)	4,000,000	139,320,000
Mittal Steel Co. NV Class A (NY Shares)	2,200,000	94,050,000
Nutreco Holding NV	38,900	2,318,250
OPG Groep NV (A Shares)(Certificaten Van Aandelen) unit	523,600	53,699,756
Reed Elsevier NV	118,200	2,032,225
Reed Elsevier NV sponsored ADR (e)	11,000,000	374,000,000
Royal DSM NV	31,200	1,422,104
TOTAL NETHERLANDS		1,579,721,453
Netherlands Antilles - 0.4%
Schlumberger Ltd. (NY Shares)	3,050,000	192,394,000
Norway - 1.0%
DnB Nor ASA	18,500,000	242,266,622
Norsk Hydro ASA sponsored ADR	77,000	1,782,550
Telenor ASA	11,000,000	173,752,409
Telenor ASA sponsored ADR	66,600	3,174,822
TOTAL NORWAY		420,976,403
Papua New Guinea - 0.0%
Lihir Gold Ltd. (a)	3,000,000	6,386,737
Portugal - 0.6%
Brisa Auto-Estradas de Portugal SA (e)	3,000,000	33,160,872
Energias de Portugal SA	40,000,000	179,717,121
Portugal Telecom SGPS SA sponsored ADR	4,500,000	56,205,000
TOTAL PORTUGAL		269,082,993
Russia - 0.5%
Novatek JSC GDR (g)	1,500,000	87,300,000
OAO Gazprom sponsored ADR	2,725,000	116,085,000
TOTAL RUSSIA		203,385,000

	Shares	Value (Note 1)
South Africa - 0.6%
African Bank Investments Ltd.	7,000,000	$ 26,123,020
DRDGOLD Ltd. sponsored ADR (a)	5,000,000	6,450,000
FirstRand Ltd.	15,000,000	39,239,510
Gold Fields Ltd. sponsored ADR	1,800,000	30,168,000
Sasol Ltd.	2,500,000	85,796,125
Steinhoff International Holdings Ltd.	19,469,200	63,432,225
TOTAL SOUTH AFRICA		251,208,880
Spain - 3.9%
Actividades de Construccion y Servicios SA (ACS)	4,400,000	220,883,574
Antena 3 Television SA (e)	1,999,962	43,345,721
Banco Bilbao Vizcaya Argentaria SA	112,100	2,712,820
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (e)	25,000,000	605,000,000
Banco Santander Central Hispano SA	99,400	1,720,414
Compania de Distribucion Integral Logista SA	503,606	28,476,160
Enagas SA	4,000,000	97,006,400
Fomento Construcciones y Contratas SA (FOCSA)	800,000	69,742,496
Gestevision Telecinco SA	3,500,000	91,983,766
Inditex SA	3,500,000	167,348,805
Red Electrica de Espana SA	1,457,500	56,573,335
Telefonica SA	5,000,000	96,166,667
Telefonica SA sponsored ADR	3,100,000	178,870,000
Union Fenosa SA	1,254,138	63,711,114
TOTAL SPAIN		1,723,541,272
Sweden - 2.1%
Assa Abloy AB (B Shares)	12,000,000	230,948,161
Atlas Copco AB (A Shares)	7,500,000	219,109,991
Modern Times Group AB (MTG) (B Shares)	700,800	40,365,086
Skandinaviska Enskilda Banken AB (A Shares)	2,522,000	70,536,664
Svenska Cellulosa AB (SCA) (B Shares)	2,500,000	114,747,175
Telefonaktiebolaget LM Ericsson:
(B Shares)	505,000	1,909,910
(B Shares) sponsored ADR (e)	6,900,000	260,958,000
Volvo AB sponsored ADR	29,000	1,808,730
TOTAL SWEDEN		940,383,717
Switzerland - 10.1%
ABB Ltd. (Reg.)	23,500,000	349,435,357
Actelion Ltd. (Reg.) (a)	800,000	134,710,445
Adecco SA sponsored ADR (e)	5,000,000	77,400,000
Alcon, Inc.	100,000	10,608,000
Compagnie Financiere Richemont unit	3,000,000	148,414,580
Julius Baer Holding AG (Bearer)	500,000	52,807,137
Kuehne & Nagel International AG	600,000	41,232,970
Lonza Group AG	1,022,504	78,897,548
Nestle SA (Reg.)	1,307,256	446,556,926
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
Nobel Biocare Holding AG (Switzerland)	360,000	$ 98,525,097
Novartis AG:
(Reg.)	66,107	4,014,678
sponsored ADR	12,000,000	728,760,000
Roche Holding AG (participation certificate)	4,500,000	787,405,060
Schindler Holding AG (Reg.)	1,400,000	80,456,537
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	185,000	196,427,280
Swiss Life Holding	306,642	72,338,084
Swiss Reinsurance Co. (Reg.)	2,600,352	213,186,436
Syngenta AG sponsored ADR	6,000,000	193,380,000
Tecan Group AG (f)	800,000	42,888,719
The Swatch Group AG (Reg.)	3,900,000	155,793,112
UBS AG:
(NY Shares)	6,800,000	406,912,000
(Reg.)	44,648	2,671,736
Zurich Financial Services AG (Reg.)	400,000	98,862,677
TOTAL SWITZERLAND		4,421,684,379
Taiwan - 0.1%
Catcher Technology Co. Ltd.	4,080,727	35,302,747
Turkey - 0.2%
Acibadem Saglik Hizmetleri AS	2,434,000	26,724,309
Finansbank AS	11,528,946	45,490,780
Turkcell Iletisim Hizmet AS sponsored ADR	123,000	1,776,120
TOTAL TURKEY		73,991,209
United Kingdom - 11.8%
Anglo American PLC:
ADR	78,000	1,769,040
(United Kingdom)	4,000,000	180,373,199
AstraZeneca PLC sponsored ADR	3,250,000	190,775,000
BAE Systems PLC	21,678,000	173,466,542
BG Group PLC	8,000,000	106,133,299
BP PLC	322,500	3,606,625
BP PLC sponsored ADR	3,200,000	214,720,000
Brambles Industries PLC	7,500,000	70,601,343
British American Tobacco PLC	97,000	2,667,500
British American Tobacco PLC sponsored ADR	4,800,000	264,000,000
Capita Group PLC	24,000,000	246,754,198
Experian Group Ltd.	9,000,000	99,056,474
Filtrona PLC	5,000,000	25,846,625
GlaxoSmithKline PLC	56,200	1,496,325
HSBC Holdings PLC sponsored ADR (e)	5,000,000	477,350,000
Imperial Tobacco Group PLC	74,774	2,648,665
Informa PLC	14,000,000	145,809,299
International Power PLC	5,395,200	34,450,274
Intertek Group PLC	1,000,000	15,698,725
J Sainsbury PLC	261,100	1,951,104

	Shares	Value (Note 1)
Marks & Spencer Group PLC	1,750,000	$ 21,914,790
Meggitt PLC	8,720,000	55,638,723
National Grid PLC	219,700	2,807,821
Old Mutual PLC	30,619,329	98,998,796
Pearson PLC	10,000,000	147,545,124
Prudential PLC	3,000,000	36,767,062
Punch Taverns Ltd.	4,500,000	88,326,787
Reckitt Benckiser PLC	10,437,400	454,132,053
Reuters Group PLC	12,000,000	102,375,524
Rolls-Royce Group PLC	20,322,622	182,100,472
Royal Bank of Scotland Group PLC	7,850,000	279,711,983
Smiths Group PLC	9,500,000	171,427,024
Standard Chartered PLC (United Kingdom)	7,729,300	217,468,685
Tesco PLC	65,342,100	490,458,615
Vodafone Group PLC sponsored ADR	10,500,000	271,425,000
Xstrata PLC	7,000,000	299,095,998
TOTAL UNITED KINGDOM		5,179,368,694
United States of America - 3.9%
AFLAC, Inc.	500,000	22,460,000
Allegheny Technologies, Inc.	1,050,000	82,666,500
AT&T, Inc.	1,200,000	41,100,000
Avon Products, Inc.	1,000,000	30,410,000
Corning, Inc. (a)	4,000,000	81,720,000
Delphi Corp. (a)	5,000,000	14,500,000
Equitable Resources, Inc.	1,000,000	40,520,000
Flowserve Corp. (a)	2,050,000	108,650,000
Genentech, Inc. (a)	500,000	41,650,000
Halliburton Co.	500,000	16,175,000
Merck & Co., Inc.	3,000,000	136,260,000
Newmont Mining Corp.	2,700,000	122,229,000
NII Holdings, Inc. (a)	350,000	22,760,500
NTL, Inc.	3,750,000	101,362,500
RTI International Metals, Inc. (a)(f)	1,200,000	73,584,000
Sprint Nextel Corp.	1,500,000	28,035,000
Synthes, Inc.	2,899,874	328,876,921
Titanium Metals Corp. (a)	3,500,000	103,180,000
Transocean, Inc. (a)	1,400,000	101,556,000
TXU Corp.	1,000,000	63,130,000
UnitedHealth Group, Inc.	2,650,000	129,267,000
Weatherford International Ltd. (a)	1,000,000	41,080,000
TOTAL UNITED STATES OF AMERICA		1,731,172,421
TOTAL COMMON STOCKS (Cost $29,187,185,141)		40,448,471,550
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
MetroPhotonics, Inc. Series 2 (a)(h)	198,000	2
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.4%
Germany - 0.1%
Porsche AG (non-vtg.)	20,000	$ 23,319,828
Italy - 0.2%
Banca Intesa Spa (Risp)	14,049,610	93,143,598
United Kingdom - 0.1%
European Capital Ltd. preference shares (a)(h)	4,900,000	62,543,600
Rolls-Royce Group PLC Series B	745,840,227	1,458,257
TOTAL UNITED KINGDOM		64,001,857
TOTAL NONCONVERTIBLE PREFERRED STOCKS		180,465,283
TOTAL PREFERRED STOCKS (Cost $141,273,804)		180,465,285
Government Obligations - 1.0%
		Principal Amount (d)
Germany - 0.4%
German Federal Republic 3.1431% 12/13/06	EUR	157,500,000	200,269,075
Japan - 0.6%
Japan Government:
0.2% 3/20/08	JPY	5,860,000,000	49,813,510
0.3% 1/15/08	JPY	11,400,000,000	97,128,083
0.8% 8/15/08	JPY	11,600,000,000	99,395,422
TOTAL JAPAN			246,337,015
TOTAL GOVERNMENT OBLIGATIONS (Cost $449,744,410)			446,606,090
Money Market Funds - 8.7%
	Shares
Fidelity Cash Central Fund, 5.34% (b)	2,817,902,177	2,817,902,177
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	987,267,000	987,267,000
TOTAL MONEY MARKET FUNDS (Cost $3,805,169,177)		3,805,169,177
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $33,583,372,532)	44,880,712,102
NET OTHER ASSETS - (2.1)%	(915,522,984)
NET ASSETS - 100%	$ 43,965,189,118
Forward Foreign Currency Contracts
	Settlement Dates	Value (Note 1)	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
39,028,959 AUD	Nov. 2006	$ 30,190,851	$ 190,851
43,617,700 CHF	Nov. 2006	35,169,722	169,722
141,176,471 EUR	Nov. 2006	180,509,506	509,506
68,501,813 GBP	Nov. 2006	130,702,724	702,724
14,632,375,000 JPY	Nov. 2006	125,656,106	656,106
		$ 502,228,909	$ 2,228,909

(Payable Amount $500,000,000)

The value of contracts to buy as a percentage of net assets - 1.2%
Currency Abbreviations
AUD	-	Australian dollar
CHF	-	Swiss franc
EUR	-	European Monetary Unit
GBP	-	British pound
JPY	-	Japanese yen
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $87,300,000 or 0.2% of net assets.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $64,048,102 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
European Capital Ltd. preference shares	8/22/05 - 8/29/05	$ 59,927,350
MetroPhotonics, Inc. Series 2	9/29/00	$ 1,980,000
OZ Optics Ltd. unit	8/18/00	$ 1,505,520
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 85,085,531
Fidelity Securities Lending Cash Central Fund	26,239,074
Total	$ 111,324,605
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Apex Silver Mines Ltd.	$ 40,981,000	$ 16,279,278	$ 29,220,807	$ -	$ -
Beijing Media Corp. Ltd. (H Shares)	4,450,407	-	4,125,101	-	-
BYD Co. Ltd. (H Shares)	14,060,706	-	6,557,180	-	-
Clear Media Ltd.	22,908,599	-	357,388	-	37,841,382
Filtrona PLC	57,309,467	-	36,254,692	1,238,043	-
Ipsos SA	66,063,034	-	-	605,274	84,893,943
Neopost SA	156,956,234	2,228,229	-	5,391,911	201,760,549
RTI International Metals, Inc.	-	61,637,676	-	-	73,584,000
Tecan Group AG	29,756,041	-	-	246,595	42,888,719
Techem AG	-	86,858,636	-	1,023,485	127,767,640
Total	$ 392,485,488	$ 167,003,819	$ 76,515,168	$ 8,505,308	$ 568,736,233

Annual Report

See accompanying notes which are an integral part of the financial statements.

Diversified International

Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $949,223,451) - See accompanying schedule: Unaffiliated issuers (cost $29,460,173,880)	$ 40,506,806,692
Fidelity Central Funds (cost $3,805,169,177)	3,805,169,177
Other affiliated issuers (cost $318,029,475)	568,736,233
Total Investments (cost $33,583,372,532)		$ 44,880,712,102
Foreign currency held at value (cost $19,172,733)		19,177,955
Receivable for investments sold		221,307,216
Unrealized appreciation on foreign currency contracts		2,228,909
Receivable for fund shares sold		47,830,971
Dividends receivable		35,901,275
Interest receivable		13,437,544
Other receivables		3,853,281
Total assets		45,224,449,253

Liabilities
Payable to custodian bank	$ 1,163,650
Payable for investments purchased	176,499,348
Payable for fund shares redeemed	35,219,789
Accrued management fee	24,204,692
Other affiliated payables	8,041,284
Other payables and accrued expenses	26,864,372
Collateral on securities loaned, at value	987,267,000
Total liabilities		1,259,260,135

Net Assets		$ 43,965,189,118
Net Assets consist of:
Paid in capital		$ 29,337,811,126
Undistributed net investment income		447,691,136
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,906,065,501
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,273,621,355
Net Assets, for 1,169,964,929 shares outstanding		$ 43,965,189,118
Net Asset Value, offering price and redemption price per share ($43,965,189,118 ÷ 1,169,964,929 shares)		$ 37.58

Statement of Operations

Year ended October 31, 2006

Investment Income
Dividends (including $8,505,308 received from other affiliated issuers)		$ 826,196,081
Interest		3,861,753
Income from Fidelity Central Funds (including $26,239,074 from security lending)		111,324,605
		941,382,439
Less foreign taxes withheld		(68,724,407)
Total income		872,658,032

Expenses
Management fee Basic fee	$ 273,502,785
Performance adjustment	11,677,804
Transfer agent fees	84,089,542
Accounting and security lending fees	2,699,065
Custodian fees and expenses	9,922,131
Independent trustees' compensation	143,512
Appreciation in deferred trustee compensation account	21,608
Registration fees	1,239,654
Audit	280,382
Legal	525,656
Interest	1,649
Miscellaneous	299,385
Total expenses before reductions	384,403,173
Expense reductions	(14,735,378)	369,667,795
Net investment income (loss)		502,990,237
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,682,230)	3,089,767,064
Other affiliated issuers	(7,180,722)
Foreign currency transactions	3,291,697
Futures contracts	50,214,231
Total net realized gain (loss)		3,136,092,270
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $20,424,459)	4,497,546,473
Assets and liabilities in foreign currencies	1,844,657
Futures contracts	(9,062,186)
Total change in net unrealized appreciation (depreciation)		4,490,328,944
Net gain (loss)		7,626,421,214
Net increase (decrease) in net assets resulting from operations		$ 8,129,411,451

Annual Report

See accompanying notes which are an integral part of the financial statements.

Diversified International
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 502,990,237	$ 262,281,673
Net realized gain (loss)	3,136,092,270	833,286,256
Change in net unrealized appreciation (depreciation)	4,490,328,944	3,068,430,486
Net increase (decrease) in net assets resulting from operations	8,129,411,451	4,163,998,415
Distributions to shareholders from net investment income	(273,726,595)	(119,489,325)
Distributions to shareholders from net realized gain	(713,589,701)	(47,795,646)
Total distributions	(987,316,296)	(167,284,971)
Share transactions Proceeds from sales of shares	13,118,280,110	10,151,395,231
Reinvestment of distributions	945,934,875	158,992,781
Cost of shares redeemed	(6,879,921,320)	(4,573,060,649)
Net increase (decrease) in net assets resulting from share transactions	7,184,293,665	5,737,327,363
Redemption fees	1,607,319	1,089,152
Total increase (decrease) in net assets	14,327,996,139	9,735,129,959

Net Assets
Beginning of period	29,637,192,979	19,902,063,020
End of period (including undistributed net investment income of $447,691,136 and undistributed net investment income of $239,713,275, respectively)	$ 43,965,189,118	$ 29,637,192,979
Other Information Shares
Sold	376,717,133	350,205,116
Issued in reinvestment of distributions	29,746,334	5,838,883
Redeemed	(198,599,068)	(157,193,752)
Net increase (decrease)	207,864,399	198,850,247

Financial Highlights

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 30.80	$ 26.08	$ 22.35	$ 16.90	$ 18.06
Income from Investment Operations
Net investment income (loss) B	.46	.30	.16	.18	.14
Net realized and unrealized gain (loss)	7.33	4.63	3.87	5.40	(1.29)
Total from investment operations	7.79	4.93	4.03	5.58	(1.15)
Distributions from net investment income	(.28)	(.15)	(.30)	(.13)	(.01)
Distributions from net realized gain	(.73)	(.06)	-	-	-
Total distributions	(1.01)	(.21)	(.30)	(.13)	(.01)
Redemption fees added to paid in capital B	- F	- F	- F	- F	- F
Net asset value, end of period	$ 37.58	$ 30.80	$ 26.08	$ 22.35	$ 16.90
Total Return A	25.89%	19.01%	18.20%	33.26%	(6.37)%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.01%	1.10%	1.15%	1.24%	1.22%
Expenses net of fee waivers, if any	1.01%	1.10%	1.15%	1.24%	1.22%
Expenses net of all reductions	.97%	1.07%	1.12%	1.22%	1.19%
Net investment income (loss)	1.32%	1.02%	.66%	.96%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,965,189	$ 29,637,193	$ 19,902,063	$ 11,542,386	$ 6,735,472
Portfolio turnover rate D	59%	41%	55%	51%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Aggressive International

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity Aggressive International Fund	18.26%	13.89%	7.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Aggressive International Fund on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital International All Country World ex USA Index performed over the same period.

Annual Report

Aggressive International

Management's Discussion of Fund Performance

Comments from Michael Jenkins, Interim Lead Portfolio Manager of Fidelity® Aggressive International Fund for most of the period covered by this report

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

The fund gained 18.26% during the past year, compared with the MSCI All Country World ex USA Index, which rose 28.58%. The fund underperformed its benchmark index almost entirely because of weak stock selection, especially in the materials and energy sectors, where investments in Japanese materials producer Nitto Denko and Canadian Natural Resources, an oil and natural gas company, yielded disappointing returns. The Nitto Denko position was sold by period end. The fund's large stake in French wine and spirits purveyor Pernod Ricard, whose stock price did not rise as much as the overall market, was the biggest drag on performance versus the index. Untimely trading in British telecommunications giant Vodafone also hurt results. On a regional basis, the fund's weakest picks were in Europe and the emerging markets, while a big stake in Japanese stocks helped. Also adding to performance was the fund's big overexposure to the information technology sector for most of the period, particularly among semiconductor equipment stocks, which helped offset some of the fund's overall shortfall relative to the index. Among the best performing stocks in this group were Japan's Tokyo Electron and Taiwan's Advanced Semiconductor, both of which were sold to lock in profits.

Note to shareholders: Darren Maupin became Portfolio Manager of the fund on October 2, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Aggressive International

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2006
United States of America	21.9%
France	12.8%
Netherlands	9.7%
United Kingdom	9.7%
Canada	9.3%
Germany	9.1%
Italy	5.3%
Japan	5.0%
Luxembourg	3.5%
Other	13.7%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2006
Japan	21.6%
France	14.9%
Germany	10.9%
Switzerland	9.5%
United States of America	9.1%
South Africa	4.6%
Canada	4.5%
Korea (South)	4.4%
Italy	4.1%
Other	16.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	93.2	96.0
Short-Term Investments and Net Other Assets	6.8	4.0
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Tesco PLC (United Kingdom, Food & Staples Retailing)	3.8	0.0
Synthes, Inc. (United States of America, Health Care Equipment & Supplies)	3.5	1.8
SES Global SA FDR (Luxembourg, Media)	3.5	0.0
Sanofi-Aventis sponsored ADR (France, Pharmaceuticals)	3.2	1.1
NTL, Inc. (United States of America, Media)	3.1	1.4
GlobalSantaFe Corp. (Cayman Islands, Energy Equipment & Services)	3.1	0.0
Newmont Mining Corp. (United States of America, Metals & Mining)	3.1	0.0
Reed Elsevier NV (Netherlands, Media)	3.0	0.0
Pearson PLC (United Kingdom, Media)	3.0	0.0
Deere & Co. (United States of America, Machinery)	3.0	0.0
	32.3
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.9	8.3
Materials	14.6	5.1
Financials	12.8	33.9
Energy	11.9	11.5
Consumer Staples	10.6	6.1
Industrials	7.6	8.2
Health Care	6.9	8.4
Information Technology	4.4	10.0
Utilities	2.5	2.4
Telecommunication Services	0.0	2.1

Annual Report

Aggressive International

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 93.2%
	Shares	Value (Note 1)
Argentina - 1.8%
Cresud S.A.C.I.F. y A. sponsored ADR	58,437	$ 855,518
Inversiones y Representaciones SA sponsored GDR (a)(d)	548,800	7,886,256
TOTAL ARGENTINA		8,741,774
Austria - 2.2%
Flughafen Wien AG	114,200	10,239,983
Canada - 9.3%
Abitibi-Consolidated, Inc.	1,726,200	4,274,561
Aquiline Resources, Inc. (a)	44,400	187,859
Aquiline Resources, Inc. (a)(e)	494,600	1,883,414
Canadian Natural Resources Ltd.	247,000	12,859,885
Catalyst Paper Corp. (a)	125,200	360,216
NuVista Energy Ltd. (a)	62,500	815,593
ProEx Energy Ltd. (a)	409,600	4,961,974
Saskatchewan Wheat Pool, Inc. (a)	367,800	2,355,571
Suncor Energy, Inc.	161,000	12,369,171
Talisman Energy, Inc.	255,800	4,203,901
TOTAL CANADA		44,272,145
Cayman Islands - 3.1%
GlobalSantaFe Corp.	287,700	14,931,630
Czech Republic - 0.0%
Philip Morris CR AS	100	53,007
France - 12.8%
Compagnie Generale de Geophysique SA (a)(d)	39,300	6,646,534
Icade SA	106,800	6,340,221
Neopost SA	78,035	9,542,051
Pernod Ricard SA	56,400	11,295,068
Renault SA	101,800	11,908,774
Sanofi-Aventis sponsored ADR	352,600	15,052,494
TOTAL FRANCE		60,785,142
Germany - 9.1%
Bayer AG	95,300	4,783,107
E.ON AG	99,500	11,978,805
KarstadtQuelle AG (a)(d)	404,900	9,509,384
Lanxess AG (a)	260,700	11,916,045
Techem AG	79,500	5,078,764
TOTAL GERMANY		43,266,105

	Shares	Value (Note 1)
Italy - 5.3%
Banca Intesa Spa	1,747,900	$ 11,949,341
Fiat Spa (a)(d)	750,200	13,250,650
TOTAL ITALY		25,199,991
Japan - 5.0%
Nintendo Co. Ltd.	56,600	11,575,514
ORIX Corp.	42,890	12,082,982
TOTAL JAPAN		23,658,496
Korea (South) - 0.9%
Kookmin Bank sponsored ADR	56,600	4,491,776
Luxembourg - 3.5%
SES Global SA FDR	1,097,177	16,805,241
Netherlands - 9.7%
ING Groep NV (Certificaten Van Aandelen)	108,500	4,809,805
Koninklijke Numico NV	144,800	6,474,340
Koninklijke Philips Electronics NV	269,100	9,372,753
Nutreco Holding NV	189,600	11,299,234
Reed Elsevier NV	841,000	14,459,404
TOTAL NETHERLANDS		46,415,536
Philippines - 0.0%
DMCI Holdings, Inc.	96,000	9,438
Semirara Mining Corp.	144,000	55,618
TOTAL PHILIPPINES		65,056
South Africa - 2.1%
Gold Fields Ltd. sponsored ADR	583,200	9,774,432
Sweden - 1.1%
Atlas Copco AB (A Shares)	181,800	5,311,226
Switzerland - 2.5%
Actelion Ltd. (Reg.) (a)	5,078	855,075
Bucher Holding AG	9,840	996,536
Syngenta AG sponsored ADR	309,500	9,975,185
TOTAL SWITZERLAND		11,826,796
United Kingdom - 9.7%
Benfield Group PLC	2,051,600	13,638,293
Pearson PLC	977,000	14,415,159
Tesco PLC	2,383,700	17,892,080
TOTAL UNITED KINGDOM		45,945,532
United States of America - 15.1%
Deere & Co.	165,700	14,106,041
Monsanto Co.	254,300	11,245,146
Newmont Mining Corp.	324,300	14,681,061
NTL, Inc.	555,000	15,001,650
Synthes, Inc.	149,305	16,932,794
TOTAL UNITED STATES OF AMERICA		71,966,692
TOTAL COMMON STOCKS (Cost $415,962,882)		443,750,560
Money Market Funds - 13.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.34% (b)	29,509,726	$ 29,509,726
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	34,765,884	34,765,884
TOTAL MONEY MARKET FUNDS (Cost $64,275,610)		64,275,610
TOTAL INVESTMENT PORTFOLIO - 106.7% (Cost $480,238,492)		508,026,170
NET OTHER ASSETS - (6.7)%		(31,879,046)
NET ASSETS - 100%		$ 476,147,124
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,883,414 or 0.4% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aquiline Resources, Inc.	10/30/06 - 10/31/06	$ 2,046,386
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,405,761
Fidelity Securities Lending Cash Central Fund	722,915
Total	$ 2,128,676

Annual Report

See accompanying notes which are an integral part of the financial statements.

Aggressive International

Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $33,290,546) - See accompanying schedule: Unaffiliated issuers (cost $415,962,882)	$ 443,750,560
Fidelity Central Funds (cost $64,275,610)	64,275,610
Total Investments (cost $480,238,492)		$ 508,026,170
Cash		30,130
Receivable for investments sold		24,243,336
Receivable for fund shares sold		501,468
Dividends receivable		501,259
Interest receivable		248,898
Other receivables		127,007
Total assets		533,678,268

Liabilities
Payable for investments purchased	$ 21,620,762
Payable for fund shares redeemed	793,507
Accrued management fee	172,875
Other affiliated payables	122,813
Other payables and accrued expenses	55,303
Collateral on securities loaned, at value	34,765,884
Total liabilities		57,531,144

Net Assets		$ 476,147,124
Net Assets consist of:
Paid in capital		$ 346,159,689
Undistributed net investment income		6,915,455
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		95,279,932
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		27,792,048
Net Assets, for 26,243,209 shares outstanding		$ 476,147,124
Net Asset Value, offering price and redemption price per share ($476,147,124 ÷ 26,243,209 shares)		$ 18.14

Statement of Operations

Year ended October 31, 2006

Investment Income
Dividends		$ 10,972,848
Interest		24,273
Income from Fidelity Central Funds (including $722,915 from security lending)		2,128,676
		13,125,797
Less foreign taxes withheld		(1,235,443)
Total income		11,890,354

Expenses
Management fee Basic fee	$ 4,035,653
Performance adjustment	(1,255,986)
Transfer agent fees	1,482,002
Accounting and security lending fees	280,550
Custodian fees and expenses	191,179
Independent trustees' compensation	2,306
Registration fees	35,602
Audit	71,160
Legal	13,499
Interest	5,369
Miscellaneous	6,941
Total expenses before reductions	4,868,275
Expense reductions	(643,965)	4,224,310
Net investment income (loss)		7,666,044
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $13,002)	96,923,384
Foreign currency transactions	(819,669)
Total net realized gain (loss)		96,103,715
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,745,350)
Assets and liabilities in foreign currencies	25,740
Total change in net unrealized appreciation (depreciation)		(5,719,610)
Net gain (loss)		90,384,105
Net increase (decrease) in net assets resulting from operations		$ 98,050,149

Annual Report

See accompanying notes which are an integral part of the financial statements.

Aggressive International
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,666,044	$ 8,428,691
Net realized gain (loss)	96,103,715	112,898,015
Change in net unrealized appreciation (depreciation)	(5,719,610)	(31,480,640)
Net increase (decrease) in net assets resulting from operations	98,050,149	89,846,066
Distributions to shareholders from net investment income	(7,891,662)	(2,242,652)
Distributions to shareholders from net realized gain	(60,750,944)	-
Total distributions	(68,642,606)	(2,242,652)
Share transactions Proceeds from sales of shares	173,391,281	249,436,853
Reinvestment of distributions	62,343,713	2,093,978
Cost of shares redeemed	(484,972,865)	(364,612,526)
Net increase (decrease) in net assets resulting from share transactions	(249,237,871)	(113,081,695)
Redemption fees	263,134	48,960
Total increase (decrease) in net assets	(219,567,194)	(25,429,321)

Net Assets
Beginning of period	695,714,318	721,143,639
End of period (including undistributed net investment income of $6,915,455 and undistributed net investment income of $7,917,620, respectively)	$ 476,147,124	$ 695,714,318
Other Information Shares
Sold	9,840,640	15,019,784
Issued in reinvestment of distributions	3,762,445	132,029
Redeemed	(27,820,456)	(22,112,916)
Net increase (decrease)	(14,217,371)	(6,961,103)

Financial Highlights

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.19	$ 15.21	$ 14.36	$ 10.78	$ 10.78
Income from Investment Operations
Net investment income (loss) B	.24	.20	.04	.06	.02
Net realized and unrealized gain (loss)	2.70	1.83	.91	3.53	.04
Total from investment operations	2.94	2.03	.95	3.59	.06
Distributions from net investment income	(.23)	(.05)	(.10)	(.01)	(.06)
Distributions from net realized gain	(1.77)	-	-	-	-
Total distributions	(2.00)	(.05)	(.10)	(.01)	(.06)
Redemption fees added to paid in capital B	.01	- F	- F	- F	- F
Net asset value, end of period	$ 18.14	$ 17.19	$ 15.21	$ 14.36	$ 10.78
Total Return A	18.26%	13.37%	6.65%	33.33%	.50%
Ratios to Average Net Assets C, E
Expenses before reductions	.87%	.97%	1.24%	1.23%	1.54%
Expenses net of fee waivers, if any	.87%	.97%	1.24%	1.23%	1.54%
Expenses net of all reductions	.75%	.84%	1.16%	1.16%	1.40%
Net investment income (loss)	1.36%	1.20%	.27%	.50%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 476,147	$ 695,714	$ 721,144	$ 554,853	$ 298,478
Portfolio turnover rate D	176%	185%	161%	212%	188%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Overseas

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity Overseas Fund	26.83%	13.46%	8.18%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital International EAFE Index performed over the same period.

Annual Report

Overseas

Management's Discussion of Fund Performance

Comments from Ian Hart, Portfolio Manager of Fidelity® Overseas Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

The fund gained 26.83% for the period, slightly behind the benchmark MSCI EAFE. Despite big reductions in the fund's exposure to the poor performing energy sector, its overweighting there hurt results. Unfavorable stock selection in energy also detracted, with Canadian oil sands producer Synenco Energy, Japanese integrated energy firm Nippon Oil and Finnish refiner Neste Oil among the names hampering results. The biggest detractor was Global Bio-Chem Technology Group, a Chinese agricultural products firm. On the upside, taking profits from the fund's positions in semiconductor stocks before that group's downward correction provided a big boost to performance. Among the favorable trades in that group were Japan's Tokyo Electron and Taiwan's Siliconware Precision Industries. Yahoo Japan, which was sold prior to a steep pullback in its valuation, was a strong contributor as well. Millicom International Cellular, a Luxembourg-based mobile telephone operator, was the fund's biggest contributor to relative performance. Regionally, the fund's best results were in Japan and Southeast Asia, while holdings in Europe underperformed. A larger-than-usual average cash position also weighed on performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Overseas

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2006
Japan	16.3%
United Kingdom	16.1%
France	12.8%
United States of America	11.1%
Germany	5.8%
Switzerland	5.6%
Italy	5.1%
Spain	3.2%
Netherlands	2.8%
Other	21.2%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2006
Japan	16.2%
United Kingdom	11.9%
France	9.0%
Switzerland	8.4%
Germany	6.5%
United States of America	5.2%
Korea (South)	4.8%
Italy	4.7%
Netherlands	3.1%
Other	30.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	92.3	96.5
Short-Term Investments and Net Other Assets	7.7	3.5
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Pernod Ricard SA (France, Beverages)	4.0	1.9
Reuters Group PLC (United Kingdom, Media)	3.4	1.6
BAE Systems PLC (United Kingdom, Aerospace & Defense)	2.0	0.9
Nintendo Co. Ltd. (Japan, Software)	1.9	0.0
Banco Bilbao Vizcaya Argentaria SA (Spain, Commercial Banks)	1.8	2.0
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.5	0.7
Lottomatica Spa (Italy, Hotels, Restaurants & Leisure)	1.5	1.2
Credit Suisse Group (Reg.) (Switzerland, Capital Markets)	1.5	2.0
Bayer AG (Germany, Chemicals)	1.5	1.6
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	1.4	1.5
	20.5
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.7	31.4
Information Technology	11.3	6.8
Consumer Discretionary	11.1	10.0
Energy	9.6	18.5
Materials	7.0	6.8
Consumer Staples	6.6	5.3
Industrials	6.2	6.1
Health Care	5.4	6.7
Utilities	3.6	1.2
Telecommunication Services	2.8	3.7

Annual Report

Overseas

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 92.3%
	Shares	Value (Note 1)
Australia - 2.3%
Computershare Ltd.	10,269,163	$ 61,214,018
Macquarie Bank Ltd.	618,000	35,666,561
National Australia Bank Ltd.	992,700	29,225,088
Westfield Group unit	3,000,000	43,267,243
TOTAL AUSTRALIA		169,372,910
Brazil - 2.1%
Banco Nossa Caixa SA	2,175,000	51,779,426
Uniao de Bancos Brasileiros SA (Unibanco) GDR	550,700	43,367,625
Vivo Participacoes SA (PN) sponsored ADR (d)	15,464,000	53,969,360
TOTAL BRAZIL		149,116,411
Canada - 1.1%
Freehold Royalty Trust	937,500	15,782,969
Synenco Energy, Inc. Class A	1,983,200	24,660,822
Talisman Energy, Inc.	2,326,900	38,241,041
TOTAL CANADA		78,684,832
China - 0.3%
Global Bio-Chem Technology Group Co. Ltd.	84,948,000	24,903,749
Denmark - 1.0%
Vestas Wind Systems AS (a)	2,578,300	72,627,547
Finland - 1.3%
Neste Oil Oyj	3,100,922	97,604,696
France - 12.8%
Alcatel SA sponsored ADR (d)	6,394,600	81,211,420
Alstom SA (a)	425,600	39,275,951
AXA SA	1,234,060	47,042,367
BNP Paribas SA	407,198	44,776,250
Carrefour SA	1,011,400	61,629,999
Electricite de France	762,600	46,245,409
L'Oreal SA	480,116	46,696,889
Pernod Ricard SA	1,430,785	286,539,255
Renault SA	304,000	35,562,546
Societe Generale Series A	399,210	66,343,624
Total SA Series B	1,499,076	102,147,039
Veolia Environnement	1,050,400	64,314,845
TOTAL FRANCE		921,785,594
Germany - 5.8%
Adidas-Salomon AG	729,400	36,551,302
BASF AG	293,378	25,811,396
Bayer AG	2,134,700	107,140,593
DaimlerChrysler AG	407,800	23,216,054
E.ON AG	738,291	88,882,854
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	518,776	84,214,232
SAP AG sponsored ADR	1,031,000	51,178,840
TOTAL GERMANY		416,995,271

	Shares	Value (Note 1)
Greece - 0.3%
Greek Organization of Football Prognostics SA	575,300	$ 20,546,076
Hong Kong - 0.7%
CNOOC Ltd. sponsored ADR (d)	298,200	24,995,124
Shanghai Industrial Holdings Ltd. (H Shares)	5,588,000	10,878,249
Television Broadcasts Ltd.	2,927,000	16,785,501
TOTAL HONG KONG		52,658,874
India - 2.0%
Bank of Baroda	2,019,947	13,068,949
Satyam Computer Services Ltd.	9,003,534	88,151,253
State Bank of India	1,483,012	43,587,744
TOTAL INDIA		144,807,946
Italy - 5.1%
Banca Intesa Spa	5,039,100	34,449,295
Enel Spa ADR	1,945,800	18,676,816
FASTWEB Spa (d)	1,501,361	74,353,883
Impregilo Spa (a)	10,371,200	46,160,208
Lottomatica Spa	3,011,452	109,933,176
Unicredito Italiano Spa	9,839,800	81,586,647
TOTAL ITALY		365,160,025
Japan - 16.3%
Aeon Co. Ltd.	2,235,700	52,662,054
Canon, Inc.	1,197,700	63,945,206
Citizen Watch Co. Ltd.	9,831,900	81,624,276
Fuji Television Network, Inc.	16,009	33,397,710
Fujitsu Ltd.	6,706,000	54,698,395
Konica Minolta Holdings, Inc.	5,250,000	69,934,169
Matsushita Electric Industrial Co. Ltd.	3,236,900	67,327,523
Mitsubishi Estate Co. Ltd.	3,021,000	72,322,165
Mitsui Fudosan Co. Ltd.	1,379,000	33,956,226
Mizuho Financial Group, Inc.	9,307	72,492,112
Nidec Corp.	372,800	28,527,361
Nikko Cordial Corp.	2,222,500	26,622,116
Nintendo Co. Ltd.	687,200	140,542,277
Nippon Oil Corp.	7,421,000	55,200,669
Nissan Motor Co. Ltd.	2,481,600	29,725,733
Omron Corp.	1,741,800	44,974,660
ORIX Corp.	226,310	63,756,112
Sumitomo Mitsui Financial Group, Inc.	5,860	64,131,330
T&D Holdings, Inc.	978,950	71,563,123
Tokuyama Corp.	4,051,000	50,983,860
TOTAL JAPAN		1,178,387,077
Korea (South) - 1.1%
Hyundai Engineering & Construction Co. Ltd. (a)	695,040	38,873,539
Common Stocks - continued
	Shares	Value (Note 1)
Korea (South) - continued
Kookmin Bank	204,770	$ 16,277,279
Samsung Electronics Co. Ltd.	40,080	25,989,779
TOTAL KOREA (SOUTH)		81,140,597
Luxembourg - 0.4%
Millicom International Cellular SA unit (a)	650,800	32,664,350
Malaysia - 0.3%
UMW Holdings BHD	9,288,800	18,564,884
Netherlands - 2.8%
ING Groep NV (Certificaten Van Aandelen)	2,301,014	102,003,951
Mittal Steel Co. NV Class A (NY Shares)	997,100	42,626,025
Reed Elsevier NV	3,274,400	56,297,113
TOTAL NETHERLANDS		200,927,089
Netherlands Antilles - 1.0%
Schlumberger Ltd. (NY Shares)	1,093,600	68,984,288
Norway - 1.5%
Aker Kvaerner ASA	727,660	75,698,192
Statoil ASA	1,442,900	36,477,561
TOTAL NORWAY		112,175,753
Philippines - 0.4%
Metropolitan Bank & Trust Co.	34,215,100	32,265,443
Russia - 0.6%
OAO Gazprom sponsored ADR	946,400	40,316,640
South Africa - 1.2%
Impala Platinum Holdings Ltd.	194,400	34,175,638
Steinhoff International Holdings Ltd.	15,215,826	49,574,389
TOTAL SOUTH AFRICA		83,750,027
Spain - 3.2%
Banco Bilbao Vizcaya Argentaria SA	5,180,600	125,370,520
Banco Santander Central Hispano SA	3,385,300	58,592,718
Telefonica SA sponsored ADR	784,300	45,254,110
TOTAL SPAIN		229,217,348
Sweden - 1.0%
OMX AB (d)	3,971,500	72,172,598
Switzerland - 5.6%
Actelion Ltd. (Reg.) (a)	408,154	68,728,259
Credit Suisse Group (Reg.)	1,810,207	109,481,319
EFG International	6,366	208,507

	Shares	Value (Note 1)
Novartis AG (Reg.)	1,697,084	$ 103,063,911
Roche Holding AG (participation certificate)	448,965	78,559,402
Syngenta AG sponsored ADR	1,366,600	44,045,518
TOTAL SWITZERLAND		404,086,916
Thailand - 1.4%
Bangkok Bank Ltd. PCL (For. Reg.)	12,432,000	40,663,441
Thai Oil PCL (For. Reg.)	11,662,400	19,390,975
TMB PCL (For.Reg.) (a)	478,869,800	42,290,648
TOTAL THAILAND		102,345,064
Turkey - 1.2%
Turkiye Garanti Bankasi AS	12,550,000	46,074,798
Yapi ve Kredi Bankasi AS	21,607,711	41,517,647
TOTAL TURKEY		87,592,445
United Kingdom - 16.1%
BAE Systems PLC	17,842,500	142,775,015
Barclays PLC	6,993,300	94,951,531
BHP Billiton PLC	5,710,175	110,119,725
British Land Co. PLC	1,760,200	50,195,843
GlaxoSmithKline PLC	2,134,800	56,839,050
HSBC Holdings PLC sponsored ADR (d)	892,800	85,235,616
ITV PLC	29,969,897	60,311,795
LogicaCMG PLC	11,043,929	34,864,717
Prudential PLC	6,266,900	76,805,167
Reuters Group PLC	28,603,700	244,026,565
Rio Tinto PLC (Reg.)	1,028,338	56,915,937
Rolls-Royce Group PLC	4,151,786	37,202,000
Standard Chartered PLC (United Kingdom)	1,913,000	53,823,450
The Weir Group PLC	5,821,200	56,768,888
TOTAL UNITED KINGDOM		1,160,835,299
United States of America - 3.4%
AES Corp. (a)	1,851,400	40,712,286
Global Industries Ltd. (a)	5,659,400	93,946,040
Johnson & Johnson	1,199,100	80,819,340
Titanium Metals Corp. (a)	924,000	27,239,520
TOTAL UNITED STATES OF AMERICA		242,717,186
TOTAL COMMON STOCKS (Cost $5,703,419,072)		6,662,406,935
Nonconvertible Preferred Stocks - 0.0%

United Kingdom - 0.0%
Rolls-Royce Group PLC Series B (Cost $289,620)	152,370,546	297,913
Money Market Funds - 9.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.34% (b)	437,581,360	$ 437,581,360
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	223,738,817	223,738,817
TOTAL MONEY MARKET FUNDS (Cost $661,320,177)		661,320,177
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $6,365,028,869)		7,324,025,025
NET OTHER ASSETS - (1.5)%		(106,738,316)
NET ASSETS - 100%		$ 7,217,286,709
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,657,240
Fidelity Securities Lending Cash Central Fund	4,381,778
Total	$ 21,039,018
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Global Industries Ltd.	$ -	$ 119,403,946	$ 36,321,555	$ -	$ -

Annual Report

See accompanying notes which are an integral part of the financial statements.

Overseas

Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $215,800,191) - See accompanying schedule: Unaffiliated issuers (cost $5,703,708,692)	$ 6,662,704,848
Fidelity Central Funds (cost $661,320,177)	661,320,177
Total Investments (cost $6,365,028,869)		$ 7,324,025,025
Foreign currency held at value (cost $166,477)		166,480
Receivable for investments sold		169,173,300
Receivable for fund shares sold		10,732,804
Dividends receivable		9,423,421
Interest receivable		1,372,690
Other receivables		949,306
Total assets		7,515,843,026

Liabilities
Payable to custodian bank	$ 255,014
Payable for investments purchased	62,506,337
Payable for fund shares redeemed	4,275,384
Accrued management fee	3,357,431
Other affiliated payables	1,637,826
Other payables and accrued expenses	2,785,508
Collateral on securities loaned, at value	223,738,817
Total liabilities		298,556,317

Net Assets		$ 7,217,286,709
Net Assets consist of:
Paid in capital		$ 5,377,718,616
Undistributed net investment income		82,749,519
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		800,092,761
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		956,725,813
Net Assets, for 153,298,382 shares outstanding		$ 7,217,286,709
Net Asset Value, offering price and redemption price per share ($7,217,286,709 ÷ 153,298,382 shares)		$ 47.08

Statement of Operations

Year ended October 31, 2006

Investment Income
Dividends		$ 135,900,188
Interest		37,127
Income from Fidelity Central Funds (including $4,381,778 from security lending)		21,039,018
		156,976,333
Less foreign taxes withheld		(13,286,213)
Total income		143,690,120

Expenses
Management fee Basic fee	$ 44,089,354
Performance adjustment	(1,792,040)
Transfer agent fees	15,124,297
Accounting and security lending fees	1,583,018
Custodian fees and expenses	2,187,740
Independent trustees' compensation	23,146
Appreciation in deferred trustee compensation account	10,239
Registration fees	208,749
Audit	136,235
Legal	89,445
Interest	854
Miscellaneous	50,947
Total expenses before reductions	61,711,984
Expense reductions	(6,157,075)	55,554,909
Net investment income (loss)		88,135,211
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $336,395)	870,833,727
Other affiliated issuers	(2,229,834)
Foreign currency transactions	(2,632,191)
Total net realized gain (loss)		865,971,702
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $2,135,972)	392,363,993
Assets and liabilities in foreign currencies	144,233
Total change in net unrealized appreciation (depreciation)		392,508,226
Net gain (loss)		1,258,479,928
Net increase (decrease) in net assets resulting from operations		$ 1,346,615,139

Annual Report

See accompanying notes which are an integral part of the financial statements.

Overseas
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 88,135,211	$ 51,394,630
Net realized gain (loss)	865,971,702	401,382,614
Change in net unrealized appreciation (depreciation)	392,508,226	289,293,624
Net increase (decrease) in net assets resulting from operations	1,346,615,139	742,070,868
Distributions to shareholders from net investment income	(51,835,782)	(24,791,518)
Distributions to shareholders from net realized gain	(20,228,519)	(14,353,048)
Total distributions	(72,064,301)	(39,144,566)
Share transactions Proceeds from sales of shares	2,352,534,453	977,608,152
Reinvestment of distributions	71,154,819	38,479,891
Cost of shares redeemed	(1,215,037,539)	(1,167,494,600)
Net increase (decrease) in net assets resulting from share transactions	1,208,651,733	(151,406,557)
Redemption fees	287,325	173,736
Total increase (decrease) in net assets	2,483,489,896	551,693,481

Net Assets
Beginning of period	4,733,796,813	4,182,103,332
End of period (including undistributed net investment income of $82,749,519 and undistributed net investment income of $46,450,091, respectively)	$ 7,217,286,709	$ 4,733,796,813
Other Information Shares
Sold	53,641,186	27,631,957
Issued in reinvestment of distributions	1,782,435	1,105,744
Redeemed	(27,857,412)	(32,826,166)
Net increase (decrease)	27,566,209	(4,088,465)

Financial Highlights

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 37.65	$ 32.21	$ 29.19	$ 22.34	$ 25.98
Income from Investment Operations
Net investment income (loss) B	.63	.39	.17 E	.18	.11
Net realized and unrealized gain (loss)	9.37	5.35	3.15	6.76	(3.75)
Total from investment operations	10.00	5.74	3.32	6.94	(3.64)
Distributions from net investment income	(.41)	(.19)	(.30)	(.09)	-
Distributions from net realized gain	(.16)	(.11)	-	-	-
Total distributions	(.57)	(.30)	(.30)	(.09)	-
Redemption fees added to paid in capital B	- G	- G	- G	- G	- G
Net asset value, end of period	$ 47.08	$ 37.65	$ 32.21	$ 29.19	$ 22.34
Total Return A	26.83%	17.90%	11.45%	31.18%	(14.01)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.00%	.93%	1.05%	1.04%	1.21%
Expenses net of fee waivers, if any	1.00%	.93%	1.05%	1.04%	1.21%
Expenses net of all reductions	.90%	.86%	1.01%	1.00%	1.16%
Net investment income (loss)	1.43%	1.11%	.55% E	.75%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,217,287	$ 4,733,797	$ 4,182,103	$ 3,500,394	$ 2,862,101
Portfolio turnover rate D	132%	87%	79%	104%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been ..52%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Worldwide

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide Fund	21.31%	11.67%	8.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital International World Index performed over the same period.

Annual Report

Worldwide

Management's Discussion of Fund Performance

Comments from Jeffrey Feingold, Lead Portfolio Manager of Fidelity® Worldwide Fund, who also is in charge of the fund's U.S. equity subportfolio, and William Kennedy, Co-Portfolio Manager, who manages the fund's non-U.S. subportfolio

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

The fund gained 21.31% during the past year, modestly trailing the 21.75% return for MSCI World index. Although both the U.S. and non-U.S. sides of the portfolio aided returns, the biggest gains came from the foreign subportfolio. For the full fund, investments in technology, Japan and elsewhere in Asia lifted performance versus the index, while disappointing security selection in energy and among large-cap European and U.S. stocks hurt returns. In the U.S. subportfolio, we had solid results in health care and consumer discretionary. Cephalon, a biotechnology company that benefited from positive news about drugs in its pipeline, was a top contributor to performance. Among detractors in the U.S. subportfolio was AT&T, a large telecommunication services provider. The fund had an underweighting in AT&T, which was costly as an improved industry outlook pushed the stock higher. In the non-U.S. subportfolio, an overweighting in technology and strong stock picking in Japan and across Asia led the way. Tokyo Electron, a semiconductor company, did especially well early in the year as the Japanese market rallied sharply. Disappointments in the foreign subportfolio included Total SA, a French integrated oil company that missed production targets. The fund no longer held Cephalon, AT&T and Tokyo Electron at period end.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Worldwide

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2006
United States of America	44.8%
Japan	10.1%
United Kingdom	8.4%
Switzerland	6.9%
France	6.5%
Germany	5.2%
Australia	2.8%
Italy	1.7%
Spain	1.6%
Other	12.0%

Percentages are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2006
United States of America	46.5%
Japan	10.8%
United Kingdom	7.0%
France	6.1%
Switzerland	5.6%
Germany	5.3%
Australia	2.0%
Italy	1.7%
Korea (South)	1.3%
Other	13.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.7	98.4
Short-Term Investments and Net Other Assets	2.3	1.6
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp. (United States of America, Oil, Gas & Consumable Fuels)	2.0	0.4
Procter & Gamble Co. (United States of America, Household Products)	1.8	0.0
ABB Ltd. (Switzerland, Electrical Equipment)	1.8	0.2
Merck & Co., Inc. (United States of America, Pharmaceuticals)	1.4	0.3
PepsiCo, Inc. (United States of America, Beverages)	1.3	0.8
Google, Inc. Class A (sub. vtg.) (United States of America, Internet Software & Services)	1.2	1.8
Apple Computer, Inc. (United States of America, Computers & Peripherals)	1.2	0.5
General Dynamics Corp. (United States of America, Aerospace & Defense)	1.1	0.4
Avon Products, Inc. (United States of America, Personal Products)	1.1	0.6
Microsoft Corp. (United States of America, Software)	1.1	0.0
	14.0
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.8	23.9
Consumer Discretionary	12.2	13.3
Information Technology	12.0	12.1
Consumer Staples	10.6	8.6
Health Care	10.1	9.8
Industrials	9.8	11.5
Energy	7.1	8.8
Utilities	4.3	3.0
Telecommunication Services	4.0	2.4
Materials	3.8	5.0

Annual Report

Worldwide

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1)
Argentina - 0.2%
Inversiones y Representaciones SA sponsored GDR (a)	159,100	$ 2,286,267
Australia - 2.8%
AMP Ltd.	185,200	1,362,040
Australia & New Zealand Banking Group Ltd.	71,900	1,616,407
AXA Asia Pacific Holdings Ltd.	326,300	1,682,350
Babcock & Brown Japan Property Trust	673,100	1,008,291
BHP Billiton Ltd.	182,800	3,890,898
Billabong International Ltd.	175,300	2,127,909
Brambles Industries Ltd.	175,000	1,690,744
Cochlear Ltd.	23,800	1,025,707
Commonwealth Bank of Australia	25,600	945,330
Computershare Ltd.	260,100	1,550,444
CSL Ltd.	108,600	4,715,637
Downer EDI Ltd.	4,329	21,582
Fosters Group Ltd.	329,000	1,642,785
Macquarie Airports unit	185,663	461,377
Macquarie Bank Ltd.	35,000	2,019,951
Macquarie Communications Infrastructure Group unit	141,400	669,925
Macquarie Infrastructure Group unit	151,466	396,330
Mortgage Choice Ltd.	251,000	520,755
Multiplex Group unit	503,400	1,434,122
National Australia Bank Ltd.	98,100	2,888,064
QBE Insurance Group Ltd.	102,700	1,963,779
Seek Ltd.	161,200	663,899
Transurban Group unit	85,606	478,483
Woolworths Ltd.	182,703	2,926,384
TOTAL AUSTRALIA		37,703,193
Austria - 0.4%
Austriamicrosystems AG (a)	11,400	724,784
Oesterreichische Elektrizitaetswirtschafts AG (Verbund)	30,800	1,537,536
OMV AG	30,700	1,668,910
Telekom Austria AG	39,000	970,702
TOTAL AUSTRIA		4,901,932
Belgium - 0.2%
Almancora SCA (Certificaten Van Aandelen)	15,000	1,977,782
Bermuda - 1.0%
Allied World Assurance Co. Holdings Ltd.	44,900	1,875,024
Endurance Specialty Holdings Ltd.	118,100	4,210,265
Lazard Ltd. Class A	85,900	3,642,160
Marvell Technology Group Ltd. (a)	127,500	2,330,700
Ports Design Ltd.	554,500	963,951
TOTAL BERMUDA		13,022,100
Brazil - 0.3%
Banco Nossa Caixa SA	22,200	528,507

	Shares	Value (Note 1)
CSU Cardsystem SA sponsored ADR (e)	14,600	$ 253,676
TAM SA (PN) sponsored ADR (ltd. vtg.)	106,700	3,259,685
TOTAL BRAZIL		4,041,868
Canada - 0.8%
Canadian Natural Resources Ltd.	114,900	5,982,189
Potash Corp. of Saskatchewan, Inc.	9,300	1,161,570
Suncor Energy, Inc.	48,700	3,741,482
TOTAL CANADA		10,885,241
Cayman Islands - 0.6%
DSND, Inc. (a)	64,100	1,162,049
Foxconn International Holdings Ltd. (a)	774,700	2,574,962
Noble Corp.	48,600	3,406,860
Xinao Gas Holdings Ltd.	476,000	479,232
TOTAL CAYMAN ISLANDS		7,623,103
China - 0.3%
Bank of China Ltd. (H Shares)	993,000	427,731
China Life Insurance Co. Ltd. (H Shares)	824,000	1,735,473
China Merchants Bank Co. Ltd. (H Shares) (a)	46,500	72,585
China Shenhua Energy Co. Ltd. (H Shares)	490,500	862,784
Home Inns & Hotels Management, Inc. sponsored ADR	1,500	36,810
Industrial & Commercial Bank of China	1,714,000	766,950
TOTAL CHINA		3,902,333
Denmark - 0.1%
Vestas Wind Systems AS (a)	55,300	1,557,733
Finland - 0.6%
Citycon Oyj	91,200	483,092
Fortum Oyj	125,400	3,450,906
Nokia Corp. sponsored ADR	216,300	4,300,044
TOTAL FINLAND		8,234,042
France - 6.5%
Alcatel SA (RFD)	88,300	1,121,410
Alstom SA (a)	34,400	3,174,560
April Group	22,800	974,914
AXA SA	99,100	3,777,692
BNP Paribas SA	52,682	5,793,011
Carrefour SA	62,900	3,832,833
CNP Assurances	18,100	1,904,829
Electricite de France	26,300	1,594,878
Gaz de France	65,600	2,637,553
Groupe Danone	18,700	2,740,124
Icade SA	54,100	3,211,666
L'Oreal SA	27,600	2,684,422
Louis Vuitton Moet Hennessy (LVMH)	27,700	2,886,840
Neopost SA	28,900	3,533,867
Nexity	29,100	2,005,735
Orpea (a)	22,600	1,893,782
Pernod Ricard SA	18,700	3,744,996
Common Stocks - continued
	Shares	Value (Note 1)
France - continued
Pinault Printemps-Redoute SA	12,900	$ 1,924,824
Renault SA	43,600	5,100,418
Sanofi-Aventis sponsored ADR	40,200	1,716,138
Schneider Electric SA	16,400	1,703,943
Societe Generale Series A	49,385	8,207,159
SR Teleperformance SA	39,300	1,420,101
Suez SA (France)	47,000	2,103,277
Total SA Series B	122,296	8,333,249
Veolia Environnement	34,600	2,118,520
Vinci SA	25,900	2,917,436
Vivendi Universal SA	83,779	3,172,777
TOTAL FRANCE		86,230,954
Germany - 4.8%
Allianz AG (Reg.)	39,100	7,268,690
Bayer AG	81,900	4,110,561
Bilfinger Berger AG	21,300	1,327,829
Continental AG	22,000	2,460,440
Deutsche Bank AG	28,200	3,563,070
Deutsche Boerse AG	19,600	3,160,703
Deutsche Postbank AG	23,100	1,718,376
E.ON AG	63,900	7,692,921
Fresenius Medical Care AG	12,100	1,614,562
GFK AG	32,877	1,438,953
Hypo Real Estate Holding AG	14,400	905,223
KarstadtQuelle AG (a)	82,900	1,946,970
Linde AG	30,614	3,034,620
Merck KGaA	18,600	1,961,010
MPC Muenchmeyer Petersen Capital AG	4,400	386,392
MTU Aero Engines Holding AG	23,500	964,352
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	25,500	4,139,480
Pfleiderer AG	89,000	2,417,399
Puma AG	3,700	1,312,102
Q-Cells AG	24,800	981,296
RWE AG	53,500	5,287,493
SAP AG sponsored ADR	47,800	2,372,792
SGL Carbon AG (a)	51,200	1,121,435
SolarWorld AG	11,500	618,556
Wincor Nixdorf AG	16,300	2,266,740
TOTAL GERMANY		64,071,965
Greece - 0.2%
EFG Eurobank Ergasias SA	30,300	1,007,868
Greek Organization of Football Prognostics SA	29,100	1,039,268
TOTAL GREECE		2,047,136
Hong Kong - 0.7%
BOC Hong Kong Holdings Ltd.	302,500	676,786
Chaoda Modern Agriculture (Holdings) Ltd.	1,090,000	660,122

	Shares	Value (Note 1)
China Resources Power Holdings Co. Ltd.	404,000	$ 503,883
CNOOC Ltd.	2,569,500	2,153,755
Esprit Holdings Ltd.	476,100	4,609,671
TOTAL HONG KONG		8,604,217
India - 0.2%
Infosys Technologies Ltd.	57,656	2,689,629
Pantaloon Retail India Ltd.	10,057	486,882
TOTAL INDIA		3,176,511
Indonesia - 0.1%
PT Perusahaan Gas Negara Tbk Series B	511,500	640,004
Ireland - 0.6%
AgCert International (a)	126,600	359,819
Allied Irish Banks PLC	73,400	2,005,288
C&C Group PLC	167,700	2,786,961
Paddy Power PLC (Ireland)	50,200	938,703
Ryanair Holdings PLC sponsored ADR (a)	36,500	2,438,930
TOTAL IRELAND		8,529,701
Israel - 0.4%
Bank Hapoalim BM (Reg.)	202,400	1,008,685
Ormat Industries Ltd.	142,800	1,481,458
Teva Pharmaceutical Industries Ltd. sponsored ADR	93,100	3,069,507
TOTAL ISRAEL		5,559,650
Italy - 1.5%
Autostrade Spa	52,500	1,552,645
ENI Spa	89,751	2,724,392
Fiat Spa (a)	176,900	3,124,553
Lottomatica Spa	76,985	2,810,341
Mediobanca Spa	33,900	787,859
Milano Assicurazioni Spa	159,600	1,245,097
Pirelli & C. Real Estate Spa	19,700	1,288,937
Unicredito Italiano Spa	810,300	6,718,598
TOTAL ITALY		20,252,422
Japan - 10.1%
Aeon Co. Ltd.	147,200	3,467,305
Aeon Fantasy Co. Ltd.	3,100	110,260
Aeon Mall Co. Ltd.	32,000	1,688,099
Asics Corp.	194,000	2,599,162
Canon, Inc.	100,650	5,373,704
Credit Saison Co. Ltd.	35,500	1,283,901
Daiwa House Industry Co. Ltd.	79,000	1,425,188
Daiwa Securities Group, Inc.	264,000	2,995,281
DCM Japan Holdings Co. Ltd.	65,120	746,074
East Japan Railway Co.	243	1,699,504
Fanuc Ltd.	24,100	2,091,442
Fast Retailing Co. Ltd.	15,300	1,448,111
Honda Motor Co. Ltd.	44,300	1,565,119
Hoya Corp.	64,800	2,504,241
Idemitsu Kosan Co., Ltd.	1,500	145,947
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Japan Tobacco, Inc.	810	$ 3,531,977
JSR Corp.	57,900	1,455,421
JTEKT Corp.	53,400	1,111,739
Kansai Urban Banking Corp.	114,000	502,941
Keyence Corp.	6,900	1,527,958
Kose Corp.	15,700	472,503
Matsushita Electric Industrial Co. Ltd.	105,000	2,184,000
Mitsubishi Estate Co. Ltd.	121,600	2,911,081
Mitsubishi UFJ Financial Group, Inc.	274	3,493,500
Mitsui & Co. Ltd.	175,000	2,389,492
Mitsui Fudosan Co. Ltd.	138,000	3,398,085
Mizuho Financial Group, Inc.	1,296	10,094,528
Nidec Corp.	11,400	872,350
Nikko Cordial Corp.	50,000	598,923
Nintendo Co. Ltd.	65,900	13,477,497
Nippon Electric Glass Co. Ltd.	48,000	1,034,200
Nippon Oil Corp.	124,000	922,367
Nishimatsuya Chain Co. Ltd.	12,700	248,115
Nissan Motor Co. Ltd.	113,300	1,357,159
Nitto Denko Corp.	25,400	1,448,512
Nomura Holdings, Inc.	35,100	618,462
NSK Ltd.	156,000	1,307,114
OMC Card, Inc. (d)	50,700	503,706
Omron Corp.	45,500	1,174,846
ORIX Corp.	30,400	8,564,296
Shin-Etsu Chemical Co. Ltd.	5,200	341,005
Sompo Japan Insurance, Inc.	161,000	2,141,895
Sony Corp. sponsored ADR	60,700	2,487,486
St. Marc Holdings Co. Ltd.	6,900	461,337
Sugi Pharmacy Co. Ltd.	45,100	817,476
Sumco Corp.	30,300	2,155,404
Sumitomo Electric Industries Ltd.	144,700	2,048,762
Sumitomo Metal Industries Ltd.	344,100	1,294,494
Sumitomo Mitsui Financial Group, Inc.	474	5,187,415
Sumitomo Trust & Banking Co. Ltd.	288,200	3,099,826
T&D Holdings, Inc.	38,050	2,781,528
Takeda Pharamaceutical Co. Ltd.	56,600	3,634,285
The Sumitomo Warehouse Co. Ltd.	27,000	190,681
Token Corp.	8,300	626,616
Tokuyama Corp.	45,000	566,348
Tokyo Tomin Bank Ltd.	3,500	142,442
Toyota Motor Corp.	147,100	8,678,900
Valor Co. Ltd.	13,200	194,118
Yamada Denki Co. Ltd.	26,680	2,655,226
TOTAL JAPAN		133,849,354
Korea (South) - 0.8%
Kookmin Bank	21,340	1,696,328
Korean Reinsurance Co.	81,950	926,259
KT&G Corp.	13,980	863,503
LG Household & Health Care Ltd.	37,990	3,507,698
NHN Corp.	19,952	1,979,847

	Shares	Value (Note 1)
Shinhan Financial Group Co. Ltd.	32,216	$ 1,485,577
Shinsegae Co. Ltd.	708	408,006
TOTAL KOREA (SOUTH)		10,867,218
Luxembourg - 0.1%
GAGFAH SA	5,800	168,347
SES Global SA FDR	89,613	1,372,584
TOTAL LUXEMBOURG		1,540,931
Mexico - 0.9%
America Movil SA de CV Series L sponsored ADR	240,800	10,323,096
Urbi, Desarrollos Urbanos, SA de CV (a)	340,100	1,042,326
TOTAL MEXICO		11,365,422
Netherlands - 0.9%
ING Groep NV (Certificaten Van Aandelen)	107,500	4,765,475
Koninklijke KPN NV	223,400	2,985,497
Koninklijke Numico NV	38,100	1,703,538
Koninklijke Philips Electronics NV	54,700	1,905,201
Tele Atlas NV (Netherlands) (a)	11,900	223,129
TOTAL NETHERLANDS		11,582,840
Norway - 0.9%
Aker Kvaerner ASA	23,500	2,444,696
DnB Nor ASA	76,000	995,257
Norsk Hydro ASA	112,280	2,599,282
ProSafe ASA	12,500	799,345
Renewable Energy Corp. AS	61,000	1,012,529
Statoil ASA	41,500	1,049,150
Telenor ASA	217,600	3,437,139
TOTAL NORWAY		12,337,398
Portugal - 0.1%
Energias de Portugal SA	354,200	1,591,395
Russia - 0.2%
Novatek JSC GDR (e)	6,000	349,200
OAO Gazprom sponsored ADR	35,200	1,499,520
OAO TMK unit	27,400	691,850
TOTAL RUSSIA		2,540,570
Singapore - 0.3%
Ascendas Real Estate Investment Trust (A-REIT)	410,000	571,273
HTL International Holdings Ltd.	588,750	446,080
Keppel Corp. Ltd.	96,000	973,931
SembCorp Marine Ltd.	412,000	904,739
Singapore Exchange Ltd.	573,000	1,655,644
TOTAL SINGAPORE		4,551,667
Common Stocks - continued
	Shares	Value (Note 1)
South Africa - 0.1%
FirstRand Ltd.	195,100	$ 510,375
Steinhoff International Holdings Ltd.	209,400	682,242
TOTAL SOUTH AFRICA		1,192,617
Spain - 1.6%
Banco Bilbao Vizcaya Argentaria SA	273,700	6,623,540
Banco Santander Central Hispano SA	295,000	5,105,855
Gestevision Telecinco SA	22,600	593,952
Inditex SA	83,200	3,978,120
Telefonica SA	265,300	5,102,603
TOTAL SPAIN		21,404,070
Sweden - 0.4%
Hennes & Mauritz AB (H&M) (B Shares)	46,250	1,994,749
Modern Times Group AB (MTG) (B Shares)	63,850	3,677,669
TOTAL SWEDEN		5,672,418
Switzerland - 6.9%
ABB Ltd.:
(Reg.)	74,697	1,110,714
sponsored ADR	1,537,400	22,938,008
Actelion Ltd. (Reg.) (a)	14,472	2,436,912
Compagnie Financiere Richemont unit	42,561	2,105,558
Credit Suisse Group sponsored ADR	18,200	1,100,736
Credit Suisse Group (Reg.)	59,212	3,581,142
Lindt & Spruengli AG (participation certificate)	1,255	2,740,694
Nestle SA:
(Reg.)	21,405	7,311,920
sponsored ADR	53,500	4,590,300
Nobel Biocare Holding AG (Switzerland)	5,654	1,547,391
Novartis AG:
(Reg.)	35,640	2,164,417
sponsored ADR	115,700	7,026,461
Pargesa Holding SA	11,824	1,133,789
Roche Holding AG (participation certificate)	77,954	13,640,305
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	1,066	1,131,846
Swiss Life Holding	7,978	1,882,042
Syngenta AG:
sponsored ADR	32,400	1,044,252
(Switzerland)	19,000	3,061,850
Tecan Group AG	17,800	954,274
The Swatch Group AG (Reg.)	32,699	1,306,225
UBS AG (NY Shares)	156,040	9,337,434
TOTAL SWITZERLAND		92,146,270
Taiwan - 0.5%
Acer, Inc.	927,000	1,684,946
Holtek Semiconductor, Inc.	176,000	354,387

	Shares	Value (Note 1)
Hon Hai Precision Industry Co. Ltd. (Foxconn)	534,614	$ 3,472,775
InnoLux Display Corp.	85,000	132,208
Shin Kong Financial Holding Co. Ltd.	858,345	760,673
TOTAL TAIWAN		6,404,989
Turkey - 0.1%
Finansbank AS	458,078	1,807,479
United Kingdom - 8.4%
Anglo American PLC (United Kingdom)	73,600	3,318,867
AstraZeneca PLC sponsored ADR	70,300	4,126,610
BAE Systems PLC	334,400	2,675,856
Barclays PLC	122,400	1,661,886
Benfield Group PLC	250,800	1,667,227
BG Group PLC	114,800	1,523,013
BG Group PLC sponsored ADR	16,200	1,076,490
BHP Billiton PLC	112,600	2,171,471
BP PLC	670,175	7,494,790
BP PLC sponsored ADR	17,200	1,154,120
British American Tobacco PLC	171,900	4,727,250
British Land Co. PLC	51,800	1,477,187
Cable & Wireless PLC	704,100	1,967,599
Capita Group PLC	92,400	950,004
Enterprise Inns PLC	43,800	900,653
Experian Group Ltd.	125,100	1,376,885
GlaxoSmithKline PLC	21,600	575,100
GlaxoSmithKline PLC sponsored ADR	91,700	4,883,025
HSBC Holdings PLC:
(Hong Kong) (Reg.)	308,752	5,895,311
(United Kingdom) (Reg.)	57,800	1,103,633
Imperial Energy PLC (a)	35,800	462,313
Imperial Tobacco Group PLC sponsored ADR	14,300	1,020,162
Informa PLC	113,800	1,185,221
International Power PLC	412,700	2,635,237
Man Group PLC	133,100	1,238,975
Marks & Spencer Group PLC	363,800	4,555,772
National Grid PLC	130,100	1,662,711
NDS Group PLC sponsored ADR (a)	9,700	464,048
Pearson PLC	170,000	2,508,267
Prudential PLC	96,682	1,184,904
Reckitt Benckiser PLC	105,000	4,568,558
Reed Elsevier PLC	167,000	1,901,758
Renovo Group PLC	451,800	1,316,412
Reuters Group PLC sponsored ADR	40,900	2,097,761
Rio Tinto PLC sponsored ADR	11,100	2,457,429
Rolls-Royce Group PLC	309,346	2,771,889
Royal Bank of Scotland Group PLC	61,500	2,191,374
Royal Dutch Shell PLC Class B	161,200	5,803,200
Scottish & Southern Energy PLC	111,800	2,802,217
Shire PLC	127,000	2,317,145
SIG PLC	46,500	885,214
Smiths Group PLC	74,800	1,349,762
Tesco PLC	765,643	5,746,926
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Unilever PLC	87,100	$ 2,114,788
Vodafone Group PLC sponsored ADR	91,912	2,375,925
VT Group PLC	98,200	900,992
Whatman PLC	63,700	352,372
William Hill PLC	105,000	1,303,872
TOTAL UNITED KINGDOM		110,902,181
United States of America - 42.5%
AES Corp. (a)	321,800	7,076,382
Allergan, Inc.	108,800	12,566,400
Allstate Corp.	74,600	4,577,456
American Express Co.	123,700	7,151,097
American International Group, Inc.	191,500	12,863,055
American Superconductor Corp. (a)	69,100	655,759
American Tower Corp. Class A (a)	266,600	9,602,932
Amphenol Corp. Class A	53,600	3,639,440
Amylin Pharmaceuticals, Inc. (a)	73,100	3,213,476
Apple Computer, Inc. (a)	190,200	15,421,416
Applied Materials, Inc.	319,100	5,549,149
aQuantive, Inc. (a)(d)	135,400	3,680,172
Avon Products, Inc.	477,100	14,508,611
Bank of America Corp.	149,600	8,058,952
Beazer Homes USA, Inc.	33,100	1,434,554
Best Buy Co., Inc.	171,900	9,497,475
C.R. Bard, Inc.	73,300	6,007,668
Casual Male Retail Group, Inc. (a)	260,700	3,860,967
Cerner Corp. (a)	93,400	4,512,154
Cognizant Technology Solutions Corp. Class A (a)	128,900	9,703,592
Constellation Energy Group, Inc.	63,800	3,981,120
CSX Corp.	138,000	4,922,460
CyberSource Corp. (a)	417,500	4,279,375
Electronic Arts, Inc. (a)	136,300	7,208,907
EMC Corp. (a)	382,500	4,685,625
Exelixis, Inc. (a)	224,900	2,181,530
Exxon Mobil Corp.	377,900	26,989,615
Federated Department Stores, Inc.	287,100	12,606,561
Fluor Corp.	132,600	10,399,818
FormFactor, Inc. (a)	139,200	5,314,656
FPL Group, Inc.	173,900	8,868,900
General Dynamics Corp.	204,700	14,554,170
General Growth Properties, Inc.	69,700	3,617,430
Gilead Sciences, Inc. (a)	72,400	4,988,360
Google, Inc. Class A (sub. vtg.) (a)	33,300	15,863,787
Greenhill & Co., Inc. (d)	50,000	3,397,000
Harris Corp.	73,900	3,148,140
Health Net, Inc. (a)	72,200	2,997,022
Honeywell International, Inc.	127,300	5,361,876
Hudson City Bancorp, Inc.	676,700	9,291,091
International Game Technology	114,100	4,850,391
Inverness Medical Innovations, Inc. (a)	77,140	2,907,407

	Shares	Value (Note 1)
JCPenney Co., Inc.	153,700	$ 11,562,851
Johnson & Johnson	177,300	11,950,020
Kroger Co.	216,500	4,869,085
Lennar Corp. Class A	37,100	1,761,508
Level 3 Communications, Inc. (a)	748,400	3,959,036
Macquarie Infrastructure Co. Trust	12,100	360,943
Merck & Co., Inc.	398,000	18,077,160
Microsoft Corp.	494,200	14,188,482
Monsanto Co.	235,400	10,409,388
Morgan Stanley	143,600	10,975,348
National Oilwell Varco, Inc. (a)	75,304	4,548,362
Northern Trust Corp.	234,400	13,763,968
NTL, Inc.	78,750	2,128,613
OfficeMax, Inc.	113,700	5,409,846
PepsiCo, Inc.	263,600	16,722,784
Procter & Gamble Co.	383,000	24,278,370
Quanta Services, Inc. (a)	273,800	5,010,540
Quest Software, Inc. (a)	261,100	3,846,003
Quicksilver Resources, Inc. (a)	56,900	1,950,532
Qwest Communications International, Inc. (a)	486,300	4,196,769
Safeway, Inc.	206,500	6,062,840
Senomyx, Inc. (a)	118,400	1,825,728
Service Corp. International (SCI)	424,000	3,866,880
State Street Corp.	219,400	14,092,062
Telik, Inc. (a)	69,000	1,307,550
Time Warner, Inc.	16,700	334,167
Titanium Metals Corp. (a)	299,140	8,818,647
TradeStation Group, Inc. (a)	246,600	3,859,290
U.S. Bancorp, Delaware	159,400	5,394,096
United Dominion Realty Trust, Inc. (SBI)	124,500	4,030,065
United Technologies Corp.	107,100	7,038,612
Valero Energy Corp.	93,700	4,903,321
Verizon Communications, Inc.	248,400	9,190,800
Wachovia Corp.	76,100	4,223,550
Wells Fargo & Co.	261,800	9,500,722
Whole Foods Market, Inc.	71,300	4,551,792
TOTAL UNITED STATES OF AMERICA		564,965,678
TOTAL COMMON STOCKS (Cost $1,098,231,605)		1,289,970,651
Nonconvertible Preferred Stocks - 0.6%

Germany - 0.4%
Fresenius AG (non-vtg.)	7,800	1,463,520
Hugo Boss AG (non-vtg.)	31,100	1,446,921
Porsche AG (non-vtg.)	1,771	2,064,971
TOTAL GERMANY		4,975,412
Italy - 0.2%
Banca Intesa Spa (Risp)	471,400	3,125,204
Nonconvertible Preferred Stocks - continued
	Shares	Value (Note 1)
United Kingdom - 0.0%
Rolls-Royce Group PLC Series B	11,352,998	$ 22,197
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,942,501)		8,122,813
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 5.34% (b)	14,307,602	14,307,602
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	2,963,850	2,963,850
TOTAL MONEY MARKET FUNDS (Cost $17,271,452)		17,271,452
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $1,121,445,558)	1,315,364,916
NET OTHER ASSETS - 1.0%	12,854,264
NET ASSETS - 100%	$ 1,328,219,180
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $602,876 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 960,225
Fidelity Securities Lending Cash Central Fund	437,710
Total	$ 1,397,935

Annual Report

See accompanying notes which are an integral part of the financial statements.

Worldwide

Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $2,881,183) - See accompanying schedule: Unaffiliated issuers (cost $1,104,174,106)	$ 1,298,093,464
Fidelity Central Funds (cost $17,271,452)	17,271,452
Total Investments (cost $1,121,445,558)		$ 1,315,364,916
Cash		1,700,340
Foreign currency held at value (cost $498,832)		502,068
Receivable for investments sold		35,997,365
Receivable for fund shares sold		821,814
Dividends receivable		1,003,684
Interest receivable		63,740
Other receivables		90,713
Total assets		1,355,544,640

Liabilities
Payable for investments purchased	$ 20,937,389
Payable for fund shares redeemed	2,303,979
Accrued management fee	695,364
Other affiliated payables	305,084
Other payables and accrued expenses	119,794
Collateral on securities loaned, at value	2,963,850
Total liabilities		27,325,460

Net Assets		$ 1,328,219,180
Net Assets consist of:
Paid in capital		$ 939,194,561
Undistributed net investment income		10,732,638
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		184,435,755
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		193,856,226
Net Assets, for 60,875,390 shares outstanding		$ 1,328,219,180
Net Asset Value, offering price and redemption price per share ($1,328,219,180 ÷ 60,875,390 shares)		$ 21.82

Statement of Operations

Year ended October 31, 2006

Investment Income
Dividends		$ 24,051,966
Interest		61,276
Income from Fidelity Central Funds (including $437,710 from security lending)		1,397,935
		25,511,177
Less foreign taxes withheld		(1,327,199)
Total income		24,183,978

Expenses
Management fee Basic fee	$ 9,271,433
Performance adjustment	499,487
Transfer agent fees	3,134,674
Accounting and security lending fees	570,707
Custodian fees and expenses	384,514
Independent trustees' compensation	5,150
Registration fees	31,807
Audit	73,458
Legal	24,260
Interest	3,230
Miscellaneous	12,398
Total expenses before reductions	14,011,118
Expense reductions	(831,972)	13,179,146
Net investment income (loss)		11,004,832
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $66,852)	190,888,339
Foreign currency transactions	(399,208)
Total net realized gain (loss)		190,489,131
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $11,374)	41,384,472
Assets and liabilities in foreign currencies	(26,863)
Total change in net unrealized appreciation (depreciation)		41,357,609
Net gain (loss)		231,846,740
Net increase (decrease) in net assets resulting from operations		$ 242,851,572

Annual Report

See accompanying notes which are an integral part of the financial statements.

Worldwide
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,004,832	$ 9,556,230
Net realized gain (loss)	190,489,131	88,740,949
Change in net unrealized appreciation (depreciation)	41,357,609	57,827,036
Net increase (decrease) in net assets resulting from operations	242,851,572	156,124,215
Distributions to shareholders from net investment income	(6,174,286)	(6,368,718)
Distributions to shareholders from net realized gain	(64,208,386)	(1,273,744)
Total distributions	(70,382,672)	(7,642,462)
Share transactions Proceeds from sales of shares	204,091,203	207,137,584
Reinvestment of distributions	68,541,602	7,416,065
Cost of shares redeemed	(297,960,894)	(246,181,366)
Net increase (decrease) in net assets resulting from share transactions	(25,328,089)	(31,627,717)
Redemption fees	34,454	27,535
Total increase (decrease) in net assets	147,175,265	116,881,571

Net Assets
Beginning of period	1,181,043,915	1,064,162,344
End of period (including undistributed net investment income of $10,732,638 and undistributed net investment income of $5,779,821, respectively)	$ 1,328,219,180	$ 1,181,043,915
Other Information Shares
Sold	9,990,392	11,450,556
Issued in reinvestment of distributions	3,551,377	421,368
Redeemed	(14,660,695)	(13,517,553)
Net increase (decrease)	(1,118,926)	(1,645,629)

Financial Highlights

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 19.05	$ 16.72	$ 15.30	$ 11.91	$ 13.48
Income from Investment Operations
Net investment income (loss) B	.17	.15 E	.05 F	.04	.03
Net realized and unrealized gain (loss)	3.74	2.30	1.44	3.37	(1.60)
Total from investment operations	3.91	2.45	1.49	3.41	(1.57)
Distributions from net investment income	(.10)	(.10)	(.07)	(.02)	-
Distributions from net realized gain	(1.04)	(.02)	-	-	-
Total distributions	(1.14)	(.12)	(.07)	(.02)	-
Redemption fees added to paid in capital B	- H	- H	- H	- H	- H
Net asset value, end of period	$ 21.82	$ 19.05	$ 16.72	$ 15.30	$ 11.91
Total Return A	21.31%	14.71%	9.77%	28.68%	(11.65)%
Ratios to Average Net Assets C,G
Expenses before reductions	1.08%	1.07%	1.23%	1.31%	1.24%
Expenses net of fee waivers, if any	1.08%	1.07%	1.23%	1.31%	1.24%
Expenses net of all reductions	1.02%	1.01%	1.19%	1.28%	1.20%
Net investment income (loss)	.85%	.82% E	.29% F	.28%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,328,219	$ 1,181,044	$ 1,064,162	$ 849,087	$ 647,789
Portfolio turnover rate D	205%	93%	95%	106%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .60%. F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .25%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Global Balanced Fund, Fidelity Diversified International Fund, Fidelity Aggressive International Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund (the Funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Fidelity Diversified International Fund is currently closed to most new accounts. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The Funds may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by affiliates of Fidelity Management & Research Company (FMR) and its affiliates.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Funds, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Overseas and Diversified International, Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, futures transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carry forwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Balanced	$ 241,259,818	$ 21,315,061	$ (3,269,863)	$ 18,045,198
Diversified International	33,908,870,703	11,363,478,764	(391,637,365)	10,971,841,399
Aggressive International	481,408,233	31,974,884	(5,356,947)	26,617,937
Overseas	6,386,039,433	1,070,540,371	(132,554,779)	937,985,592
Worldwide	1,124,856,554	203,893,958	(13,385,596)	190,508,362
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain
Global Balanced	$ 8,304,292	$ 17,861,922
Diversified International	429,952,388	2,939,888,990
Aggressive International	10,433,531	65,358,273
Overseas	299,565,666	491,474,924
Worldwide	43,639,998	126,367,089

The tax character of distributions paid was as follows:

October 31, 2006
	Ordinary Income	Long-term Capital Gains	Total
Global Balanced	$ 5,569,465	$ 10,690,705	$ 16,260,170
Diversified International	342,153,004	645,163,292	987,316,296
Aggressive International	7,891,662	60,750,944	68,642,606
Overseas	72,064,301	-	72,064,301
Worldwide	10,496,004	59,886,668	70,382,672
October 31, 2005
	Ordinary Income	Long-term Capital Gains	Total
Global Balanced	$ 2,039,758	$ 1,238,422	$ 3,278,180
Diversified International	167,284,971	-	167,284,971
Aggressive International	2,242,652	-	2,242,652
Overseas	39,144,566	-	39,144,566
Worldwide	7,642,462	-	7,642,462

Annual Report

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Funds less than 30 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

2. Operating Policies.

Forward Foreign Currency Contracts. Diversified International Fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage the Fund's currency exposure. Contracts to sell generally are used to hedge the Fund's investments against currency fluctuations, while contracts to buy generally are used to offset a previous contract to sell. Also, a contract to buy can be used to acquire exposure to foreign currencies and a contract to sell can be used to offset a previous contract to buy. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms.

The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) recognized on the date of offset: otherwise, gain (loss) is recognized on settlement date. Contracts that have been offset with different counterparties are reflected as both a contract to buy and a contract to sell in the Schedule of Investments under the caption "Forward Foreign Currency Contracts."

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. Certain Funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in each applicable fund's Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities (including non Money Market Central Funds), other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Global Balanced	453,908,287	408,484,330
Diversified International	25,959,908,294	21,718,092,141
Aggressive International	953,651,853	1,259,477,638
Overseas	8,503,255,529	7,713,503,837
Worldwide	2,602,531,479	2,683,785,902

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Diversified International, Aggressive International, Overseas and Worldwide is subject to a performance adjustment (up to a maximum ± .20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each Fund's relative investment performance as compared to an appropriate benchmark index. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Global Balanced	.45%	.27%	.72%
Diversified International	.45%	.27%	.75%
Aggressive International	.45%	.27%	.49%
Overseas	.45%	.27%	.69%
Worldwide	.45%	.27%	.76%

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Global Balanced	.25%
Diversified International	.22%
Aggressive International	.26%
Overseas	.25%
Worldwide	.24%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Funds may invest in Fidelity Central Funds. The Funds' Schedule of Investments lists each of the Fidelity Central Funds as an investment of each Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Global Balanced	$ 3,423
Diversified International	32,000
Aggressive International	448
Overseas	4,588
Worldwide	24,407

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Aggressive International	Borrower	$ 5,450,000	4.43%	$ 5,369
Worldwide	Borrower	5,674,250	5.12%	3,230

5. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Global Balanced	$ 611
Diversified International	101,964
Aggressive International	1,634
Overseas	16,445
Worldwide	3,558

During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

7. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate
Diversified International	$ 13,013,000	4.56%
Overseas	6,829,000	4.50%

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction
Global Balanced	$ 81,288	$ 350	$ 8,799
Diversified International	12,555,964	36,316	2,143,098
Aggressive International	625,404	10,029	8,532
Overseas	5,703,289	17,960	435,826
Worldwide	766,650	6,058	59,264

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom Funds were the owners of record, in the aggregate of approximately 25% of the total outstanding shares of Overseas.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to each of the Funds is not anticipated to have a material impact on such Fund's net assets.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Balanced Fund and Fidelity Overseas Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Balanced Fund and Fidelity Overseas Fund (funds of Fidelity Investment Trust) at October 31, 2006 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund (the Funds), funds of Fidelity Investment Trust (the Trust) including the schedules of investments, as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Global Balanced (2005-present), Diversified International (2005-present), Aggressive International (2005-present), Overseas (2005-present), and Worldwide (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

William Bower (39)

Year of Election or Appointment: 2001

Vice President of Diversified International. Mr. Bower also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Bower worked as a research analyst and manager. Mr. Bower also serves as a Vice President of FMR (2000) and FMR Co., Inc. (2001).

Jeffrey S. Feingold (36)

Year of Election or Appointment: 2006

Vice President of Global Balanced and Worldwide. Mr. Feingold also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Feingold worked as a research analyst and manager. Mr. Feingold also serves as a Vice President of FMR and FMR Co., Inc. (2005).

Ian R. Hart (39)

Year of Election or Appointment: 2006

Vice President of Overseas. Mr. Hart also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hart worked as a research analyst and a manager. Mr. Hart also serves as a Vice President of FMR and FMR Co., Inc. (2002).

William Kennedy (38)

Year of Election or Appointment: 2006

Vice President of Worldwide. Mr. Kennedy also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Kennedy worked as a research analyst and a portfolio manager. Mr. Kennedy also serves as a Vice President of FMR (2000) and FMR Co., Inc. (2001).

Darren Maupin (30)

Year of Election or Appointment: 2006

Vice President of Global Balanced and Aggressive International. Mr. Maupin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Maupin worked as a research analyst and a portfolio manager. Mr. Maupin also serves as Vice President of FMR and FMR Co., Inc. (2006).

Ronald Slattery (42)

Year of Election or Appointment: 2004

Vice President of Global Balanced. Prior to assuming his current responsibilities, Mr. Slattery worked as an analyst, director of research in Tokyo and portfolio manager.

Leon Tucker (38)

Year of Election or Appointment: 2004

Vice President of Global Balanced. Prior to assuming his current responsibilities, Mr. Tucker worked as an analyst, director of research in Hong Kong and portfolio manager.

Andrew Weir (39)

Year of Election or Appointment: 2006

Vice President of Global Balanced. Mr. Weir also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Weir worked as a quantitative research analyst, director of research and portfolio manager.

Derek L. Young (42)

Year of Election or Appointment: 2006

Vice President of Global Balanced. Mr. Young also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Young worked as a research analyst and a portfolio manager. Mr. Young also serves as a Vice President of FMR and FMR Co., Inc. (2004).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)

Year of Election or Appointment: 1986, 1990, 1991, 1993, or 1994

Assistant Treasurer of Global Balanced (1993), Diversified International (1991), Aggressive International (1994), Overseas (1986), and Worldwide (1990). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Global Balanced Fund	12/11/06	12/08/06	$.20	$2.10
Fidelity Diversified International Fund	12/11/06	12/08/06	$.36	$2.51
Fidelity Aggressive International Fund	12/11/06	12/08/06	$.20	$2.64
Fidelity Overseas Fund	12/4/06	12/01/06	$.55	$4.64
Fidelity Worldwide Fund	12/11/06	12/08/06	$.17	$2.66

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2006, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Fidelity Global Balanced Fund	$ 17,861,922
Fidelity Diversified International Fund	$ 2,939,888,990
Fidelity Aggressive International Fund	$ 65,542,242
Fidelity Overseas Fund	$ 491,474,924
Fidelity Worldwide Fund	$ 127,531,484

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fund
Fidelity Global Balanced Fund	13%
Fidelity Worldwide Fund	68%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fund
Fidelity Global Balanced Fund	34%
Fidelity Diversified International Fund	100%
Fidelity Aggressive International Fund	100%
Fidelity Overseas Fund	69%
Fidelity Worldwide Fund	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Fidelity Global Balanced Fund	12/12/05	$0.095	$0.0081
Fidelity Diversified International Fund	12/12/05	$0.257	$0.0187
Fidelity Aggressive International Fund	12/12/05	$0.254	$0.0239
Fidelity Overseas Fund	12/05/05	$0.474	$0.0481

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Broadly Diversified International Equity Funds

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of the management fee and total expenses of each fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' portfolio managers and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured against (i) a broad-based securities market index (or a proprietary custom index, in the case of Global Balanced Fund), and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index (or a proprietary custom index, in the case of Global Balanced Fund)("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund. For Global Balanced Fund, the proprietary custom index is an index developed by FMR that represents the performance of the fund's general investment categories in both equity and bond securities.

Fidelity Global Balanced Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for all the periods shown. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

Annual Report

Fidelity Diversified International Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for all the periods shown. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

Fidelity Aggressive International Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the third quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was higher than its benchmark. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance. The Board also reviewed the fund's relative investment performance against a customized peer group based on a combination of categories defined by Morningstar. The Board will continue to closely monitor the performance of the fund in the coming year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Overseas Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

Fidelity Worldwide Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for all the periods shown. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

The Board also considered that each fund's (except Global Balanced Fund's) management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 31% would mean that 69% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and considered by the Board.

Fidelity Global Balanced Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Fidelity Aggressive International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders of Aggressive International Fund approved a prospective change in the index used to calculate the fund's performance adjustment, beginning March 1, 2001. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to March 1, 2001 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2001 through 2004 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Annual Report

Fidelity Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Fidelity Worldwide Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as Diversified International Fund's and Worldwide Fund's positive performance adjustment, and Aggressive International Fund's and Overseas Fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expenses ranked below its competitive median for 2005.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in each fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although Diversified International Fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that Diversified International Fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

Brown Brothers Harriman & Co.
Boston, MA

Global Balanced Fund

JPMorgan Chase Bank
New York, NY

Aggressive International Fund, Diversified International Fund,
Overseas Fund, Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

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1.784774.103

Fidelity's

Targeted International Equity

Funds®

Fidelity® Canada Fund

Fidelity China Region Fund

Fidelity Emerging Markets Fund

Fidelity Europe Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

Fidelity Southeast Asia Fund

Annual Report

October 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	A-4	Ned Johnson's message to shareholders.
Shareholder Expense Example	A-5	An example of Shareholder Expenses
Canada Fund	A-7	Performance
	A-8	Management's Discussion
	A-9	Investment Changes
	A-10	Investments
	A-13	Financial Statements
China Region Fund	A-15	Performance
	A-16	Management's Discussion
	A-17	Investment Changes
	A-18	Investments
	A-21	Financial Statements
Emerging Markets Fund	A-23	Performance
	A-24	Management's Discussion
	A-25	Investment Changes
	A-26	Investments
	A-31	Financial Statements
Europe Fund	A-33	Performance
	A-34	Management's Discussion
	A-35	Investment Changes
	A-36	Investments
	A-38	Financial Statements
Europe Capital Appreciation Fund	A-40	Performance
	A-41	Management's Discussion
	A-42	Investment Changes
	A-43	Investments
	A-45	Financial Statements
Japan Fund	A-47	Performance
	A-48	Management's Discussion
	A-49	Investment Changes
	A-50	Investments
	A-52	Financial Statements
Japan Smaller Companies Fund	A-54	Performance
	A-55	Management's Discussion
	A-56	Investment Changes
	A-57	Investments
	A-61	Financial Statements
Latin America Fund	A-63	Performance
	A-64	Management's Discussion
	A-65	Investment Changes
	A-66	Investments
	A-68	Financial Statements
Nordic Fund	A-70	Performance
	A-71	Management's Discussion
	A-72	Investment Changes
	A-73	Investments
	A-75	Financial Statements
Pacific Basin Fund	A-77	Performance
	A-78	Management's Discussion
	A-79	Investment Changes
	A-80	Investments
	A-84	Financial Statements
Southeast Asia Fund	A-86	Performance
	A-87	Management's Discussion
	A-88	Investment Changes
	A-89	Investments
	A-93	Financial Statements
Notes to Financial Statements	A-95	Notes to Financial Statements
Reports of Independent Registered Public Accounting Firms	A-102
Trustees and Officers	A-104
Distributions	A-111
Board Approval of Investment Advisory Contracts and Management Fees	A-113

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view each fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Stock and bond markets around the world have seen largely positive results year to date, although weakness in the technology sector and growth stocks in general have tempered performance. While financial markets are always unpredictable, there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Canada
Actual	$ 1,000.00	$ 1,033.00	$ 5.12
HypotheticalA	$ 1,000.00	$ 1,020.16	$ 5.09
China Region
Actual	$ 1,000.00	$ 1,039.40	$ 5.81
HypotheticalA	$ 1,000.00	$ 1,019.51	$ 5.75
Emerging Markets
Actual	$ 1,000.00	$ 971.40	$ 5.52
HypotheticalA	$ 1,000.00	$ 1,019.61	$ 5.65
Europe
Actual	$ 1,000.00	$ 1,016.60	$ 5.85
HypotheticalA	$ 1,000.00	$ 1,019.41	$ 5.85
Europe Capital Appreciation
Actual	$ 1,000.00	$ 1,008.80	$ 5.42
HypotheticalA	$ 1,000.00	$ 1,019.81	$ 5.45
Japan
Actual	$ 1,000.00	$ 889.20	$ 5.00
HypotheticalA	$ 1,000.00	$ 1,019.91	$ 5.35
Japan Smaller Companies
Actual	$ 1,000.00	$ 836.20	$ 4.81
HypotheticalA	$ 1,000.00	$ 1,019.96	$ 5.30
Latin America
Actual	$ 1,000.00	$ 1,016.10	$ 5.28
HypotheticalA	$ 1,000.00	$ 1,019.96	$ 5.30
Nordic
Actual	$ 1,000.00	$ 995.10	$ 5.73
HypotheticalA	$ 1,000.00	$ 1,019.46	$ 5.80
Pacific Basin
Actual	$ 1,000.00	$ 946.70	$ 5.50
HypotheticalA	$ 1,000.00	$ 1,019.56	$ 5.70
	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 to October 31, 2006
Southeast Asia
Actual	$ 1,000.00	$ 1,015.50	$ 6.20
HypotheticalA	$ 1,000.00	$ 1,019.06	$ 6.21

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Canada	1.00%
China Region	1.13%
Emerging Markets	1.11%
Europe	1.15%
Europe Capital Appreciation	1.07%
Japan	1.05%
Japan Smaller Companies	1.04%
Latin America	1.04%
Nordic	1.14%
Pacific Basin	1.12%
Southeast Asia	1.22%

Annual Report

Canada

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity® Canada Fund	26.93%	23.87%	13.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period.

Annual Report

Canada

Management's Discussion of Fund Performance

Comments from Maxime Lemieux, Portfolio Manager of Fidelity® Canada Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI®EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

The fund returned 26.93% for the 12-month period, lagging slightly behind the S&P/TSX Composite Index. The most telling factor in the fund's modest shortfall versus the index was its fairly sizable underweighting in the materials sector, although favorable stock selection there offset some of that relative underperformance. Not having any stake in such strong performers as Glamis Gold, steel maker Dofasco and copper and gold miner First Quantum Minerals weighed on performance. Inopportune stock picking in such names as Suncor Energy and Talisman Energy also hurt, as did some unfavorable picks in the transportation and capital goods groups. On the positive side, the fund benefited most from good stock picking in the information technology, telecommunication services, consumer staples and financials sectors, with the strongest results on an industry basis coming in food and staples retailing, tech hardware and equipment, and insurance. Among the best performers were tech hardware firm Research In Motion, chip maker ATI Technologies, which was sold to lock in profits, and telecom services operators TELUS and Rogers Communications. Favorable currency movements helped boost the fund's absolute return.

Note to shareholders: Fidelity Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2006, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Canada

Investment Changes

Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.9	97.4
Short-Term Investments and Net Other Assets	3.1	2.6
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Toronto-Dominion Bank (Commercial Banks)	4.6	4.5
Manulife Financial Corp. (Insurance)	4.5	5.0
Royal Bank of Canada (Commercial Banks)	4.4	4.3
Research In Motion Ltd. (Communications Equipment)	3.8	2.0
TELUS Corp. (non-vtg.) (Diversified Telecommunication Services)	3.6	2.4
Bank of Montreal (Commercial Banks)	3.5	2.8
TransCanada Corp. (Oil, Gas & Consumable Fuels)	3.4	1.7
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	3.0	2.4
Canadian National Railway Co. (Road & Rail)	2.9	3.7
Rogers Communications, Inc. Class B (non-vtg.) (Wireless Telecommunication Services)	2.8	2.1
	36.5
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.7	29.3
Energy	26.7	26.0
Materials	8.7	11.8
Consumer Discretionary	7.6	7.0
Industrials	7.6	8.2
Information Technology	7.3	6.5
Telecommunication Services	6.4	4.5
Consumer Staples	3.7	3.4
Health Care	0.2	0.2
Utilities	0.0	0.5

Annual Report

Canada

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 7.6%
Hotels, Restaurants & Leisure - 1.0%
Great Canadian Gaming Corp. (a)	1,000,000	$ 10,599,920
Tim Hortons, Inc.	737,000	21,299,300
		31,899,220
Media - 3.8%
Aeroplan Income Fund (d)	843,200	12,024,791
Aeroplan Income Fund (e)	31,800	453,497
Alliance Atlantis Communications, Inc. Class B (non-vtg.) (a)	125,000	4,275,598
Astral Media, Inc. Class A (non-vtg.)	275,000	9,778,649
Corus Entertainment, Inc. Class B (non-vtg.)	550,000	20,698,793
Quebecor, Inc. Class B (sub. vtg.)	875,000	23,553,645
Thomson Corp.	600,000	24,830,535
Yellow Pages Income Fund (d)	1,875,000	25,252,750
		120,868,258
Multiline Retail - 0.7%
Canadian Tire Corp. Ltd. Class A (non-vtg.) (d)	325,000	20,941,968
Specialty Retail - 0.3%
RONA, Inc. (a)	400,000	8,123,636
Textiles, Apparel & Luxury Goods - 1.8%
Gildan Activewear, Inc. Class A (a)	1,125,000	57,279,651
TOTAL CONSUMER DISCRETIONARY		239,112,733
CONSUMER STAPLES - 3.7%
Food & Staples Retailing - 3.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,598,000	37,877,148
CVS Corp.	225,000	7,060,500
Metro, Inc. Class A (sub. vtg.)	850,000	26,393,800
Shoppers Drug Mart Corp.	1,080,000	44,002,316
		115,333,764
ENERGY - 26.7%
Energy Equipment & Services - 1.1%
CCS Income Trust (d)	540,000	18,196,410
CCS Income Trust (e)	135,000	4,556,844
CHC Helicopter Corp. Class A (sub. vtg.)	480,000	10,744,578
Savanna Energy Services Corp. (a)	160,000	2,847,548
		36,345,380
Oil, Gas & Consumable Fuels - 25.6%
AltaGas Income Trust	600,000	15,328,019
Cameco Corp.	1,800,000	63,332,294
Canadian Natural Resources Ltd.	1,640,000	85,385,472
Canadian Oil Sands Trust unit	1,000,000	27,096,602
Duvernay Oil Corp. (a)	175,000	5,067,697
EnCana Corp.	1,750,000	83,131,430
Galleon Energy, Inc. (a)(e)	140,000	1,766,356
Galleon Energy, Inc. Class A (a)	630,000	11,834,588
Highpine Oil & Gas Ltd. (a)	460,000	7,785,151

	Shares	Value (Note 1)
Highpine Oil & Gas Ltd. (e)	40,000	$ 676,970
Husky Energy, Inc.	700,000	44,594,486
Imperial Oil Ltd.	764,900	26,074,665
Keyera Facilities Income Fund (d)	875,000	16,772,814
Nexen, Inc.	400,000	21,342,360
Niko Resources Ltd.	165,000	9,994,210
Niko Resources Ltd. (e)	20,000	1,211,419
Penn West Energy Trust (d)	670,000	25,191,021
Petro-Canada	1,100,000	46,913,998
Suncor Energy, Inc.	1,225,000	94,113,259
Talisman Energy, Inc.	4,700,000	77,241,349
TransCanada Corp.	3,250,000	105,201,977
Western Oil Sands, Inc. Class A (a)	1,250,000	32,234,000
		802,290,137
TOTAL ENERGY		838,635,517
FINANCIALS - 28.7%
Capital Markets - 1.1%
Addenda Capital, Inc.	265,000	5,884,693
CI Financial Income Fund (d)	1,100,000	29,443,727
		35,328,420
Commercial Banks - 16.0%
Bank of Montreal	1,770,000	109,496,726
Canadian Imperial Bank of Commerce	1,050,000	81,931,145
National Bank of Canada	490,000	26,733,621
Royal Bank of Canada	3,125,000	138,622,901
Toronto-Dominion Bank	2,475,000	143,519,797
		500,304,190
Diversified Financial Services - 0.7%
TSX Group, Inc.	475,000	21,155,302
Insurance - 9.5%
ING Canada, Inc.	1,500,000	79,058,478
Manulife Financial Corp.	4,300,000	139,803,144
Power Corp. of Canada (sub. vtg.)	1,250,000	37,867,991
Sun Life Financial, Inc.	1,000,000	42,061,195
		298,790,808
Real Estate Management & Development - 1.4%
Brookfield Asset Management, Inc. Class A (d)	965,000	43,958,580
TOTAL FINANCIALS		899,537,300
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Alcon, Inc.	53,000	5,622,240
Imaging Dynamics Co. Ltd. (a)	425,000	1,135,706
		6,757,946
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 7.6%
Aerospace & Defense - 1.1%
Bombardier, Inc. Class B (sub. vtg.)	1,900,000	$ 6,549,682
CAE, Inc.	3,050,000	27,113,526
		33,663,208
Airlines - 0.9%
ACE Aviation Holdings, Inc. Class A (a)	675,000	23,448,982
Jazz Air Income Fund (d)	300,000	2,479,847
WestJet Airlines Ltd. (a)	327,500	3,582,328
		29,511,157
Commercial Services & Supplies - 0.3%
Garda World Security Corp. (a)	500,000	9,419,677
Construction & Engineering - 1.1%
SNC-Lavalin Group, Inc.	1,270,000	34,684,185
Machinery - 0.1%
Railpower Technologies Corp. (a)	550,000	1,068,009
Torr Canada, Inc. (a)	1,100,000	744,667
		1,812,676
Road & Rail - 3.3%
Canadian National Railway Co.	1,925,000	91,736,071
TransForce Income Fund	736,237	11,312,598
		103,048,669
Trading Companies & Distributors - 0.8%
Finning International, Inc.	700,000	24,785,107
TOTAL INDUSTRIALS		236,924,679
INFORMATION TECHNOLOGY - 7.3%
Communications Equipment - 4.3%
Nortel Networks Corp. (a)	6,700,000	14,941,003
Research In Motion Ltd. (a)	1,010,000	118,654,807
		133,595,810
Electronic Equipment & Instruments - 0.4%
Celestica, Inc. (sub. vtg.) (a)	500,000	4,908,030
Miranda Technologies, Inc.	479,800	5,897,867
Miranda Technologies, Inc. (e)	186,300	2,290,064
		13,095,961
Internet Software & Services - 1.5%
Emergis, Inc. (a)	1,600,000	7,781,588
Google, Inc. Class A (sub. vtg.) (a)	80,000	38,111,200
		45,892,788
IT Services - 0.3%
CGI Group, Inc. Class A (sub. vtg.) (a)	1,400,000	9,552,398

	Shares	Value (Note 1)
Semiconductors & Semiconductor Equipment - 0.3%
Broadcom Corp. Class A (a)	275,000	$ 8,324,250
Tundra Semiconductor Corp. Ltd. (a)	200,000	2,182,336
Tundra Semiconductor Corp. Ltd. (a)(e)	4,300	46,920
		10,553,506
Software - 0.5%
Cognos, Inc. (a)	240,000	8,755,202
MacDonald Dettwiler & Associates Ltd. (a)	225,000	8,375,495
		17,130,697
TOTAL INFORMATION TECHNOLOGY		229,821,160
MATERIALS - 8.7%
Chemicals - 1.7%
Potash Corp. of Saskatchewan, Inc.	415,000	51,833,502
Metals & Mining - 7.0%
Aber Diamond Corp.	275,000	10,185,276
Alcan, Inc.	1,475,000	69,200,775
Barrick Gold Corp.	500,000	15,476,774
Eldorado Gold Corp. (a)	1,000,000	4,248,875
Goldcorp, Inc.	650,000	17,114,862
IPSCO, Inc.	260,000	23,774,401
Meridian Gold, Inc. (a)	450,000	11,331,671
Shore Gold, Inc. (a)	2,800,000	13,343,429
Teck Cominco Ltd. Class B (sub. vtg.)	700,000	51,540,551
US Gold Corp. (a)	811,300	3,991,596
US Gold Corp. warrants 2/22/11 (a)(f)	200,000	381,542
		220,589,752
TOTAL MATERIALS		272,423,254
TELECOMMUNICATION SERVICES - 6.4%
Diversified Telecommunication Services - 3.6%
TELUS Corp. (non-vtg.)	1,950,000	111,860,330
Wireless Telecommunication Services - 2.8%
Rogers Communications, Inc. Class B (non-vtg.)	1,500,000	89,774,195
TOTAL TELECOMMUNICATION SERVICES		201,634,525
TOTAL COMMON STOCKS (Cost $2,321,544,720)		3,040,180,878
Government Obligations - 2.2%
Principal Amount (g)
Canadian Government Treasury Bills 4.1197% to 4.1692% 11/2/06 to 2/8/07 (Cost $68,584,981)	CAD	77,250,000	68,496,293
Money Market Funds - 6.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.34% (b)	9,825,381	$ 9,825,381
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	180,791,500	180,791,500
TOTAL MONEY MARKET FUNDS (Cost $190,616,881)		190,616,881
TOTAL INVESTMENT PORTFOLIO - 105.2% (Cost $2,580,746,582)		3,299,294,052
NET OTHER ASSETS - (5.2)%		(162,366,799)
NET ASSETS - 100%		$ 3,136,927,253
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,002,070 or 0.4% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $381,542 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
US Gold Corp. warrants 2/22/11	2/8/06	$ 98,359
(g) Principal amount is stated in United States dollars unless otherwise noted.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,077,487
Fidelity Securities Lending Cash Central Fund	2,661,469
Total	$ 4,738,956

Annual Report

See accompanying notes which are an integral part of the financial statements.

Canada

Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $174,493,284) - See accompanying schedule: Unaffiliated issuers (cost $2,390,129,701)	$ 3,108,677,171
Fidelity Central Funds (cost $190,616,881)	190,616,881
Total Investments (cost $2,580,746,582)		$ 3,299,294,052
Cash		29,082
Foreign currency held at value (cost $1,791,713)		1,791,717
Receivable for investments sold		25,514,872
Receivable for fund shares sold		4,380,006
Dividends receivable		3,954,097
Interest receivable		124,495
Other receivables		362,338
Total assets		3,335,450,659

Liabilities
Payable for investments purchased	$ 12,321,954
Payable for fund shares redeemed	2,732,670
Accrued management fee	1,813,081
Other affiliated payables	667,040
Other payables and accrued expenses	197,161
Collateral on securities loaned, at value	180,791,500
Total liabilities		198,523,406

Net Assets		$ 3,136,927,253
Net Assets consist of:
Paid in capital		$ 2,344,374,043
Undistributed net investment income		17,032,665
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		56,941,099
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		718,579,446
Net Assets, for 63,393,198 shares outstanding		$ 3,136,927,253
Net Asset Value, offering price and redemption price per share ($3,136,927,253 ÷ 63,393,198 shares)		$ 49.48

Statement of Operations

Year ended October 31, 2006

Investment Income
Dividends		$ 45,868,408
Interest		2,034,791
Income from Fidelity Central Funds (including $2,661,469 from security lending)		4,738,956
		52,642,155
Less foreign taxes withheld		(6,860,262)
Total income		45,781,893

Expenses
Management fee Basic fee	$ 19,138,604
Performance adjustment	(395,368)
Transfer agent fees	6,065,757
Accounting and security lending fees	1,128,824
Custodian fees and expenses	548,393
Independent trustees' compensation	9,934
Registration fees	236,968
Audit	74,688
Legal	36,343
Interest	7,743
Miscellaneous	15,509
Total expenses before reductions	26,867,395
Expense reductions	(817,547)	26,049,848
Net investment income (loss)		19,732,045
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	68,577,130
Foreign currency transactions	60,025
Futures contracts	1,591,012
Total net realized gain (loss)		70,228,167
Change in net unrealized appreciation (depreciation) on: Investment securities	453,821,705
Assets and liabilities in foreign currencies	40,570
Futures contracts	1,423,861
Total change in net unrealized appreciation (depreciation)		455,286,136
Net gain (loss)		525,514,303
Net increase (decrease) in net assets resulting from operations		$ 545,246,348

Annual Report

See accompanying notes which are an integral part of the financial statements.

Canada
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,732,045	$ 5,635,643
Net realized gain (loss)	70,228,167	4,899,843
Change in net unrealized appreciation (depreciation)	455,286,136	166,157,370
Net increase (decrease) in net assets resulting from operations	545,246,348	176,692,856
Distributions to shareholders from net investment income	(7,430,512)	(1,384,456)
Distributions to shareholders from net realized gain	(464,413)	-
Total distributions	(7,894,925)	(1,384,456)
Share transactions Proceeds from sales of shares	1,811,356,216	1,409,653,307
Reinvestment of distributions	7,617,749	1,331,051
Cost of shares redeemed	(943,205,518)	(277,969,085)
Net increase (decrease) in net assets resulting from share transactions	875,768,447	1,133,015,273
Redemption fees	1,291,008	874,168
Total increase (decrease) in net assets	1,414,410,878	1,309,197,841

Net Assets
Beginning of period	1,722,516,375	413,318,534
End of period (including undistributed net investment income of $17,032,665 and undistributed net investment income of $4,865,446, respectively)	$ 3,136,927,253	$ 1,722,516,375
Other Information Shares
Sold	39,925,341	38,729,389
Issued in reinvestment of distributions	181,418	40,068
Redeemed	(20,723,860)	(7,727,493)
Net increase (decrease)	19,382,899	31,041,964

Financial Highlights

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 39.14	$ 31.87	$ 25.13	$ 17.52	$ 17.23
Income from Investment Operations
Net investment income (loss) D	.34	.20	.10	.05	.02
Net realized and unrealized gain (loss)	10.15	7.12	6.74	7.58	.28
Total from investment operations	10.49	7.32	6.84	7.63	.30
Distributions from net investment income	(.16)	(.08)	(.13)	(.04)	(.03)
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.17)	(.08)	(.13)	(.04)	(.03)
Redemption fees added to paid in capital D	.02	.03	.03	.02	.02
Net asset value, end of period	$ 49.48	$ 39.14	$ 31.87	$ 25.13	$ 17.52
Total Return A, B, C	26.93%	23.11%	27.45%	43.75%	1.85%
Ratios to Average Net Assets E, G
Expenses before reductions	1.00%	1.08%	1.20%	1.42%	1.52%
Expenses net of fee waivers, if any	1.00%	1.08%	1.20%	1.42%	1.52%
Expenses net of all reductions	.97%	1.04%	1.15%	1.37%	1.46%
Net investment income (loss)	.74%	.55%	.34%	.26%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,136,927	$ 1,722,516	$ 413,319	$ 167,205	$ 77,251
Portfolio turnover rate F	50%	24%	47%	52%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Total returns do not include the effect of the former contingent deferred sales charge. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

Annual Report

See accompanying notes which are an integral part of the financial statements.

China Region

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity China Region Fund	30.83%	16.96%	7.71%

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity China Region Fund on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Hang Seng Index performed over the same period.

Annual Report

China Region

Management's Discussion of Fund Performance

Comments from K.C. Lee, Portfolio Manager of Fidelity® China Region Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

During the past year, the fund returned 30.83%, versus 30.60% for the Fidelity China Region Fund Linked Index, tracking market performance in Hong Kong, Taiwan and China, and 31.12% for the Hang Seng Index. Selected technology holdings aided returns versus the Linked index. For example, Hong Kong-listed Foxconn International Holdings, a handset manufacturer incorporated in the Cayman Islands, posted solid earnings growth. Another strong tech holding was High Tech Computer, a Taiwanese manufacturer of wireless pocket personal computers. A large underweighting in U.K.-based bank HSBC Holdings, listed in Hong Kong and accounting for roughly one-quarter of the Linked index, also added value, as did positions in Bank of East Asia and China Life Insurance. Overall, my picks in Taiwan and China benefited returns. Conversely, my choices in Hong Kong - tempered by some strong performers incorporated in the Cayman Islands but listed in Hong Kong - hurt performance. Food retailer Dairy Farm International had an earnings miss, pulling down my stock selection in the consumer staples sector. Not owning Hong Kong Exchanges and Clearing also was untimely, along with our stake in weak performing conglomerate Hutchison Whampoa. Elsewhere, underweighting index component China Mobile was costly. Lastly, the fund's cash position, which increased substantially during the period, hampered the fund's returns in a strong market environment.

Note to shareholders: Fidelity China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2006, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

China Region

Investment Changes

Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	88.0	89.0
Short-Term Investments and Net Other Assets	12.0	11.0
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC (Hong Kong) (Reg.) (Commercial Banks)	9.3	8.3
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	5.1	4.8
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Electronic Equipment & Instruments)	4.6	4.1
Cheung Kong Holdings Ltd. (Real Estate Management & Development)	3.5	3.5
Hutchison Whampoa Ltd. (Industrial Conglomerates)	3.3	3.3
China Mobile (Hong Kong) Ltd. (Wireless Telecommunication Services)	3.1	2.5
Li & Fung Ltd. (Distributors)	3.1	2.1
Hong Kong & China Gas Co. Ltd. (Gas Utilities)	2.8	3.0
Bank of East Asia Ltd. (Commercial Banks)	2.4	1.8
Foxconn International Holdings Ltd. (Communications Equipment)	2.1	1.3
	39.3
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.8	28.7
Information Technology	25.3	23.9
Consumer Discretionary	7.7	10.2
Energy	4.8	5.0
Telecommunication Services	4.2	4.4
Utilities	4.2	4.4
Industrials	3.9	6.2
Consumer Staples	3.7	3.5
Materials	2.4	2.7
Health Care	0.0	0.0

Annual Report

China Region

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 88.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 7.7%
Auto Components - 0.1%
Tong Yang Industry Co. Ltd.	937,736	$ 681,219
Distributors - 3.1%
Li & Fung Ltd.	8,668,600	22,682,458
Hotels, Restaurants & Leisure - 2.5%
Cafe de Coral Holdings Ltd.	4,312,000	6,742,005
Hong Kong & Shanghai Hotels Ltd.	2,878,996	3,997,989
Mandarin Oriental International Ltd.	1,235,000	1,766,050
Shangri-La Asia Ltd.	2,674,000	5,803,775
		18,309,819
Household Durables - 0.4%
Basso Industry Corp. Ltd.	1,047,160	1,188,412
Merry Electronics Co. Ltd.	549,939	1,690,845
		2,879,257
Leisure Equipment & Products - 0.4%
Li Ning Co. Ltd.	2,124,000	2,512,575
Media - 1.0%
Hong Kong Economic Time Holdings Ltd.	4,572,000	1,346,227
Television Broadcasts Ltd.	1,082,000	6,204,958
		7,551,185
Specialty Retail - 0.2%
Esprit Holdings Ltd.	167,000	1,616,919
TOTAL CONSUMER DISCRETIONARY		56,233,432
CONSUMER STAPLES - 3.7%
Beverages - 0.5%
Dynasty Fine Wines Group Ltd.	2,366,000	912,668
Yantai Changyu Pioneer Wine Co. (B Shares)	706,263	2,406,518
		3,319,186
Food & Staples Retailing - 2.1%
Convenience Retail Asia Ltd.	962,200	368,687
Dairy Farm International Holdings Ltd.	4,431,600	13,915,224
Lianhua Supermarket Holdings Co. (H Shares)	949,000	1,205,591
		15,489,502
Food Products - 1.1%
China Mengniu Dairy Co. Ltd.	4,535,000	8,245,242
TOTAL CONSUMER STAPLES		27,053,930
ENERGY - 4.8%
Energy Equipment & Services - 0.1%
China Oilfield Services Ltd. (H Shares)	2,034,000	1,142,902
Oil, Gas & Consumable Fuels - 4.7%
China Shenhua Energy Co. Ltd. (H Shares)	3,349,500	5,891,730
CNOOC Ltd.	14,266,500	11,958,180

	Shares	Value (Note 1)
PetroChina Co. Ltd. (H Shares)	14,100,000	$ 15,564,990
S-Oil Corp.	14,940	1,019,519
		34,434,419
TOTAL ENERGY		35,577,321
FINANCIALS - 31.8%
Commercial Banks - 19.0%
Bank of East Asia Ltd.	3,707,307	17,709,003
BOC Hong Kong Holdings Ltd.	3,933,000	8,799,336
China Merchants Bank Co. Ltd. (H Shares) (a)	1,673,500	2,612,288
DBS Group Holdings Ltd.	435,000	5,697,958
Hang Seng Bank Ltd.	572,800	7,298,832
HSBC Holdings PLC (Hong Kong) (Reg.)	3,594,421	68,631,877
Industrial & Commercial Bank of China	1,872,000	837,649
Mega Financial Holding Co. Ltd.	1,479,000	1,045,442
Standard Chartered PLC:
(Hong Kong)	395,370	11,143,484
(United Kingdom)	238,841	6,719,941
Wing Hang Bank Ltd.	519,500	5,049,915
Wing Lung Bank Ltd.	443,600	4,220,851
		139,766,576
Diversified Financial Services - 0.9%
First Pacific Co. Ltd.	8,184,000	4,114,519
Jardine Matheson Holdings Ltd.	123,200	2,464,000
		6,578,519
Insurance - 2.7%
AXA Asia Pacific Holdings Ltd.	538,150	2,774,615
Cathay Financial Holding Co. Ltd.	3,717,943	7,228,555
China Life Insurance Co. Ltd. (H Shares)	2,196,000	4,625,120
Shin Kong Financial Holding Co. Ltd.	5,772,980	5,116,070
		19,744,360
Real Estate Investment Trusts - 0.3%
Champion (REIT)	5,029,000	2,496,006
Real Estate Management & Development - 8.9%
Cheung Kong Holdings Ltd.	2,364,000	25,715,476
Greentown China Holdings Ltd. (a)	825,000	1,132,927
Guangzhou Investment Co. Ltd.	14,372,000	2,771,949
Hang Lung Group Ltd.	185,000	472,419
Henderson Investment Ltd.	1,295,000	2,317,852
Hong Kong Land Holdings Ltd.	1,483,000	5,576,080
Hysan Development Co. Ltd.	1,219,000	3,072,108
Shun Tak Holdings Ltd.	1,981,000	2,618,511
Sun Hung Kai Properties Ltd.	722,021	7,895,886
Swire Pacific Ltd. (A Shares)	1,182,000	12,485,380
Wharf Holdings Ltd.	366,685	1,244,726
		65,303,314
TOTAL FINANCIALS		233,888,775
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Mindray Medical International Ltd. sponsored ADR	3,100	$ 56,110
INDUSTRIALS - 3.9%
Electrical Equipment - 0.0%
Suntech Power Holdings Co. Ltd. sponsored ADR	4,200	109,200
Industrial Conglomerates - 3.3%
Hutchison Whampoa Ltd.	2,724,500	24,172,003
Machinery - 0.4%
King Slide Works Co. Ltd.	521,400	2,742,556
Transportation Infrastructure - 0.2%
Hopewell Holdings Ltd.	454,000	1,348,480
TOTAL INDUSTRIALS		28,372,239
INFORMATION TECHNOLOGY - 25.3%
Communications Equipment - 2.7%
AAC Acoustic Technology Holdings, Inc. (a)	2,016,000	2,343,342
Foxconn International Holdings Ltd. (a)	4,754,000	15,801,432
ZTE Corp. (H Shares)	567,000	2,099,676
		20,244,450
Computers & Peripherals - 4.7%
ASUSTeK Computer, Inc.	2,793,351	6,803,399
Catcher Technology Co. Ltd.	1,153,789	9,981,536
High Tech Computer Corp.	628,208	15,622,354
Wistron Corp.	1,637,655	1,900,519
		34,307,808
Electronic Equipment & Instruments - 8.0%
AU Optronics Corp.	5,400,994	7,293,580
Chroma ATE, Inc.	2,288,714	2,521,552
Everfocus Electronics Co. Ltd.	989,280	784,267
Hon Hai Precision Industry Co. Ltd. (Foxconn)	5,173,953	33,609,250
Kingboard Chemical Holdings Ltd.	1,765,800	6,277,885
Nan Ya Printed Circuit Board Corp.	520,000	3,362,170
Phoenix Precision Technology Corp.	1,845,654	1,966,658
Yageo Corp. (a)	7,582,000	2,788,256
		58,603,618
Semiconductors & Semiconductor Equipment - 9.9%
Advanced Semiconductor Engineering, Inc.	8,634,690	8,003,518
Holtek Semiconductor, Inc.	1,006,335	2,026,320
King Yuan Electronics Co. Ltd.	4,344,780	3,077,689
Macronix International Co. Ltd. (a)	3,202,000	1,081,007
MediaTek, Inc.	816,200	7,983,629
MJC Probe, Inc. (a)	348,700	830,363
Powertech Technology, Inc.	492,000	1,419,274
Siliconware Precision Industries Co. Ltd.	7,653,756	9,735,901

	Shares	Value (Note 1)
Taiwan Semiconductor Manufacturing Co. Ltd.	20,264,513	$ 37,261,049
United Microelectronics Corp.	2,586,728	1,446,384
		72,865,134
TOTAL INFORMATION TECHNOLOGY		186,021,010
MATERIALS - 2.4%
Chemicals - 2.2%
Formosa Chemicals & Fibre Corp.	819,365	1,249,732
Nan Ya Plastics Corp.	5,421,690	7,844,495
Taiwan Fertilizer Co. Ltd.	4,175,000	6,795,780
		15,890,007
Containers & Packaging - 0.2%
Vision Grande Group Holdings Ltd.	2,106,000	1,814,303
TOTAL MATERIALS		17,704,310
TELECOMMUNICATION SERVICES - 4.2%
Wireless Telecommunication Services - 4.2%
China Mobile (Hong Kong) Ltd.	2,794,500	22,791,942
Far EasTone Telecommunications Co. Ltd.	5,565,685	6,375,163
SmarTone Telecommunications Holdings Ltd.	1,997,500	1,913,462
		31,080,567
UTILITIES - 4.2%
Electric Utilities - 0.8%
Cheung Kong Infrastructure Holdings Ltd.	1,878,000	5,626,369
Gas Utilities - 2.9%
Hong Kong & China Gas Co. Ltd.	8,915,400	20,427,973
Xinao Gas Holdings Ltd.	492,000	495,340
		20,923,313
Independent Power Producers & Energy Traders - 0.5%
China Resources Power Holdings Co. Ltd.	3,208,000	4,001,131
TOTAL UTILITIES		30,550,813
TOTAL COMMON STOCKS (Cost $490,760,110)		646,538,507
Money Market Funds - 12.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.34% (b) (Cost $89,849,746)	89,849,746	$ 89,849,746
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $580,609,856)		736,388,253
NET OTHER ASSETS - (0.2)%		(1,594,840)
NET ASSETS - 100%		$ 734,793,413
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,109,223

Annual Report

See accompanying notes which are an integral part of the financial statements.

China Region

Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $490,760,110)	$ 646,538,507
Fidelity Central Funds (cost $89,849,746)	89,849,746
Total Investments (cost $580,609,856)		$ 736,388,253
Foreign currency held at value (cost $4,770)		4,785
Receivable for investments sold		3,622,055
Receivable for fund shares sold		2,365,261
Dividends receivable		271,087
Interest receivable		361,337
Other receivables		64,825
Total assets		743,077,603

Liabilities
Payable for investments purchased	$ 6,772,702
Payable for fund shares redeemed	806,907
Accrued management fee	421,410
Other affiliated payables	166,956
Other payables and accrued expenses	116,215
Total liabilities		8,284,190

Net Assets		$ 734,793,413
Net Assets consist of:
Paid in capital		$ 561,055,125
Undistributed net investment income		10,481,257
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		7,478,945
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		155,778,086
Net Assets, for 32,029,190 shares outstanding		$ 734,793,413
Net Asset Value, offering price and redemption price per share ($734,793,413 ÷ 32,029,190 shares)		$ 22.94

Statement of Operations

Year ended October 31, 2006

Investment Income
Dividends		$ 16,186,238
Interest		889
Income from Fidelity Central Funds		2,109,223
		18,296,350
Less foreign taxes withheld		(1,314,592)
Total income		16,981,758

Expenses
Management fee	$ 3,955,481
Transfer agent fees	1,431,153
Accounting fees and expenses	269,407
Custodian fees and expenses	501,269
Independent trustees' compensation	2,038
Registration fees	67,645
Audit	64,768
Legal	7,476
Miscellaneous	4,208
Total expenses before reductions	6,303,445
Expense reductions	(344,112)	5,959,333
Net investment income (loss)		11,022,425
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,196,356
Foreign currency transactions	(65,796)
Total net realized gain (loss)		17,130,560
Change in net unrealized appreciation (depreciation) on: Investment securities	105,874,055
Assets and liabilities in foreign currencies	(354)
Total change in net unrealized appreciation (depreciation)		105,873,701
Net gain (loss)		123,004,261
Net increase (decrease) in net assets resulting from operations		$ 134,026,686

Annual Report

See accompanying notes which are an integral part of the financial statements.

China Region
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,022,425	$ 7,344,399
Net realized gain (loss)	17,130,560	12,847,382
Change in net unrealized appreciation (depreciation)	105,873,701	18,616,807
Net increase (decrease) in net assets resulting from operations	134,026,686	38,808,588
Distributions to shareholders from net investment income	(4,953,820)	(4,953,877)
Share transactions Proceeds from sales of shares	370,937,196	167,800,419
Reinvestment of distributions	4,673,740	4,707,630
Cost of shares redeemed	(167,183,904)	(105,619,907)
Net increase (decrease) in net assets resulting from share transactions	208,427,032	66,888,142
Redemption fees	388,530	158,224
Total increase (decrease) in net assets	337,888,428	100,901,077

Net Assets
Beginning of period	396,904,985	296,003,908
End of period (including undistributed net investment income of $10,481,257 and undistributed net investment income of $6,428,926, respectively)	$ 734,793,413	$ 396,904,985
Other Information Shares
Sold	17,430,982	9,516,821
Issued in reinvestment of distributions	249,399	279,550
Redeemed	(8,027,624)	(6,064,944)
Net increase (decrease)	9,652,757	3,731,427

Financial Highlights

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.74	$ 15.88	$ 15.14	$ 11.16	$ 11.27
Income from Investment Operations
Net investment income (loss) C	.42	.36	.25	.25	.19
Net realized and unrealized gain (loss)	4.99	1.75	.73	3.91	(.15)
Total from investment operations	5.41	2.11	.98	4.16	.04
Distributions from net investment income	(.22)	(.26)	(.26)	(.19)	(.16)
Redemption fees added to paid in capital C	.01	.01	.02	.01	.01
Net asset value, end of period	$ 22.94	$ 17.74	$ 15.88	$ 15.14	$ 11.16
Total Return A, B	30.83%	13.44%	6.71%	37.91%	.23%
Ratios to Average Net Assets D, F
Expenses before reductions	1.14%	1.16%	1.22%	1.30%	1.32%
Expenses net of fee waivers, if any	1.14%	1.16%	1.22%	1.30%	1.32%
Expenses net of all reductions	1.08%	1.12%	1.22%	1.30%	1.31%
Net investment income (loss)	1.99%	2.04%	1.64%	2.07%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 734,793	$ 396,905	$ 296,004	$ 231,654	$ 110,359
Portfolio turnover rate E	36%	44%	101%	39%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Emerging Markets

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Markets Fund	41.96%	28.67%	3.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Emerging Markets

Management's Discussion of Fund Performance

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Emerging Markets Fund

The 12-month period ending October 31, 2006, was volatile for emerging-markets stocks. On the whole, they rose sharply early on thanks to steady global economic growth, plunged at the period's midpoint after inflation concerns grew, and rallied in the final quarter when evidence suggested inflation fears were overblown. The performance benchmark of emerging markets - the Morgan Stanley Capital InternationalSM (MSCI) Emerging Markets Index - gained 35.42% for the one-year time frame, but lost 1.71% in the final six months of the period. If the benchmark can hold on to these gains through the end of 2006, it would mark the fourth consecutive calendar year that it's put up a double-digit positive return. But anything can happen given the volatility inherent in this asset class. On a country-level basis for the past year, Indonesia, Hong Kong, China and Russia were among the best performers. Israel was weak, however, pressured by military conflicts in the region, while Argentina was one of the only benchmark constituents with a negative return.

The fund returned 41.96% during the past year, handily beating the MSCI Emerging Markets index. The fund was helped versus the index by its positioning in all market sectors except for consumer staples, where our stock selection hurt a bit. The strongest contributions were made by industrials, materials, information technology and consumer discretionary - all mainly due to favorable stock picking. On a geographical basis, our holdings in Taiwan, Russia and South Korea helped the fund's returns. Conversely, stock selection in South Africa dampened performance, as did underweighting India and China. A modest cash position also hurt in a strongly rising market. Among individual holdings, contributors included two Russian producers of natural gas, Gazprom and Novatek. Taiwan-based High Tech Computer also helped performance, along with Hong Kong-listed Foxconn International Holdings, a contract manufacturer of wireless handsets. Lastly, two nickel producers, Russia's MMC Norilsk Nickel and Aneka Tambang, based in Indonesia, both posted triple-digit gains. Conversely, not owning China Life Insurance hurt, as the stock almost tripled in value. Korea-based Kookmin Bank and Reliance Industries, an Indian energy company, both were underweighted index components that did well and therefore hurt our results versus the benchmark. The fund did not own Reliance Industries at period end. Meanwhile, Israeli holding Orckit Communications suffered from slower-than-expected customer growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Emerging Markets

Investment Changes

Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.3	97.5
Short-Term Investments and Net Other Assets	1.7	2.5
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	4.3	4.6
OAO Gazprom sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	3.9	1.5
America Movil SA de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	3.1	2.2
Petroleo Brasileiro SA Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	2.5	2.8
Lukoil Oil Co. sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	2.2	2.5
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Taiwan, Electronic Equipment & Instruments)	1.8	1.4
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	1.7	1.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.4	1.6
Sasol Ltd. (South Africa, Oil, Gas & Consumable Fuels)	1.4	1.5
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	1.2	1.1
	23.5
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	18.6	17.8
Financials	16.9	16.5
Information Technology	15.7	14.9
Materials	12.0	14.5
Telecommunication Services	9.5	7.4
Industrials	9.4	7.7
Consumer Discretionary	9.3	11.3
Consumer Staples	3.1	2.7
Utilities	2.1	2.3
Health Care	1.7	2.4

Annual Report

Emerging Markets

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (Note 1)
Argentina - 0.5%
Banco Macro SA sponsored ADR	146,900	$ 3,321,409
Inversiones y Representaciones SA sponsored GDR (a)(d)	831,300	11,945,781
TOTAL ARGENTINA		15,267,190
Austria - 0.7%
C.A.T. oil AG Bearer	146,840	3,206,869
CA Immo International AG	83,400	1,500,970
Raiffeisen International Bank Holding AG (d)	96,500	11,042,424
voestalpine AG	136,900	6,456,612
TOTAL AUSTRIA		22,206,875
Bermuda - 1.5%
Aquarius Platinum Ltd. (Australia)	837,300	15,556,699
Central European Media Enterprises Ltd. Class A (a)	192,200	14,188,204
Credicorp Ltd. (NY Shares)	238,800	10,077,360
Emperor International Holding Ltd.	10,862,000	2,541,897
Sinochem Hong Kong Holding Ltd.	10,799,900	3,763,273
TOTAL BERMUDA		46,127,433
Brazil - 11.3%
Banco Bradesco SA (PN)	921,600	32,692,910
Banco Itau Holding Financeira SA (PN) (non-vtg.)	166,600	5,482,782
Banco Nossa Caixa SA	460,800	10,970,096
Brascan Residential Properties SA	416,600	3,346,810
Companhia de Saneamento de Minas Minas Gerais	738,100	6,891,461
Companhia Vale do Rio Doce (PN-A) sponsored ADR (non-vtg.)	1,532,400	33,283,728
CSU Cardsystem SA sponsored ADR (e)	80,000	1,390,004
Cyrela Brazil Realty SA	780,100	15,740,458
Guararapes Confeccoes SA	34,700	1,507,286
Klabin SA (PN) (non-vtg.)	3,309,900	7,142,334
Localiza Rent a Car SA	446,500	11,094,722
Lojas Americanas SA	130,283,400	6,024,314
Lojas Renner SA	1,355,900	16,909,169
Medial Saude SA	240,000	2,432,508
NET Servicos de Communicacao SA sponsored ADR (d)	992,866	9,978,303
Petroleo Brasileiro SA Petrobras:
(PN) (non-vtg.)	1,668,000	33,500,234
(PN) sponsored ADR (non-vtg.)	520,500	42,139,680
sponsored ADR	243,000	21,568,680
Submarino SA	358,700	7,323,109
TAM SA:
(PN) (ltd.-vtg.)	430,300	13,103,951
(PN) sponsored ADR (ltd. vtg.)	108,500	3,314,675
Uniao de Bancos Brasileiros SA (Unibanco):
unit	1,034,200	8,168,296

	Shares	Value (Note 1)
GDR	235,400	$ 18,537,750
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A) (non-vtg.)	424,300	14,405,589
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	651,800	11,895,350
TOTAL BRAZIL		338,844,199
British Virgin Islands - 0.1%
Equator Exploration Ltd. (a)	1,069,500	1,224,043
Titanium Resources Group Ltd.	1,364,400	1,613,608
TOTAL BRITISH VIRGIN ISLANDS		2,837,651
Canada - 0.8%
Addax Petroleum Corp.	161,300	3,711,200
AUR Resources, Inc.	259,400	5,023,254
Falcon Oil & Gas Ltd. (a)	1,282,800	3,279,416
First Quantum Minerals Ltd.	122,500	6,999,844
SXR Uranium One, Inc. (a)	564,460	6,417,540
TOTAL CANADA		25,431,254
Cayman Islands - 1.6%
Agile Property Holdings Ltd.	12,450,000	11,013,732
Foxconn International Holdings Ltd. (a)	4,375,400	14,543,035
Lee & Man Paper Manufacturing Ltd.	5,130,000	10,422,003
Primeline Energy Holdings, Inc. (a)	767,500	991,293
Primeline Energy Holdings, Inc. warrants 4/4/08 (a)	383,750	110,311
Shui On Land Ltd.	4,312,500	3,327,033
SinoCom Software Group Ltd.	17,898,000	3,521,054
Xinao Gas Holdings Ltd.	4,598,500	4,629,720
TOTAL CAYMAN ISLANDS		48,558,181
China - 2.7%
Beijing Capital International Airport Co. Ltd. (H Shares)	7,257,200	4,656,358
China Gas Holdings Ltd.	13,903,100	2,449,114
China Petroleum & Chemical Corp. (H Shares)	38,586,900	26,767,732
China Shenhua Energy Co. Ltd. (H Shares)	7,618,600	13,401,025
First Tractor Co. Ltd. (H Shares) (a)	8,104,800	1,792,452
Guangzhou R&F Properties Co. Ltd. (H Shares)	3,488,000	5,695,829
Home Inns & Hotels Management, Inc. sponsored ADR	3,300	80,982
Industrial & Commercial Bank of China	3,824,000	1,711,094
Li Ning Co. Ltd.	2,502,000	2,959,728
Mindray Medical International Ltd. sponsored ADR	102,700	1,858,870
Parkson Retail Group Ltd.	1,124,000	4,668,158
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	2,229,500	7,754,459
Common Stocks - continued
	Shares	Value (Note 1)
China - continued
Xiamen International Port Co. Ltd. (H Shares)	6,624,400	$ 1,541,707
Yantai Changyu Pioneer Wine Co. (B Shares)	1,408,650	4,799,828
TOTAL CHINA		80,137,336
Colombia - 0.2%
BanColombia SA sponsored ADR	196,900	6,019,233
Cyprus - 0.2%
Urals Energy Public Co. Ltd. (a)	408,130	3,036,181
XXI Century Investments Public Ltd.	250,400	2,686,714
TOTAL CYPRUS		5,722,895
Czech Republic - 0.9%
Ceske Energeticke Zavody AS	666,400	26,352,837
Egypt - 1.6%
Commercial International Bank Ltd. sponsored GDR	836,250	7,501,163
Eastern Tobacco Co.	38,245	1,900,646
Orascom Construction Industries SAE:
GDR	124,312	10,852,438
GDR (e)	16,120	1,407,276
Orascom Hotels & Development (OHD) (a)	1,089,657	6,948,345
Orascom Telecom SAE GDR	320,299	18,032,834
TOTAL EGYPT		46,642,702
Finland - 0.1%
YIT-Yhtyma OY	119,050	2,960,092
Hong Kong - 3.2%
Chaoda Modern Agriculture (Holdings) Ltd.	21,888,100	13,255,793
China Mobile (Hong Kong) Ltd.	6,289,700	51,298,793
China Resources Power Holdings Co. Ltd.	1,822,000	2,272,463
CNOOC Ltd.	24,521,600	20,554,005
Hopson Development Holdings Ltd.	1,462,000	3,184,473
Kerry Properties Ltd.	1,644,300	6,067,918
TOTAL HONG KONG		96,633,445
Hungary - 1.3%
MOL Hungarian Oil and Gas Series A (For. Reg.)	244,072	24,286,963
Richter Gedeon Ltd.	70,800	14,853,755
TOTAL HUNGARY		39,140,718
India - 5.1%
Apollo Hospitals Enterprise Ltd.	206,342	2,036,318
Bank of India	1,080,094	4,174,183
Bharat Forge Ltd.	841,802	6,723,922
Bharti Airtel Ltd. (a)	1,494,776	19,201,483
Crompton Greaves Ltd.	1,319,770	7,018,991
Federal Bank Ltd.	113,158	549,290

	Shares	Value (Note 1)
Federal Bank Ltd.:
GDR	249,942	$ 1,210,368
GDR (e)	337,300	1,633,408
Gujarat Ambuja Cement Ltd.	2,585,865	6,764,006
HCL Technologies Ltd.	595,598	8,251,790
Indian Overseas Bank	2,102,400	5,640,254
ITC Ltd.	1,500	6,345
Jaiprakash Associates Ltd.	992,446	12,867,332
Larsen & Toubro Ltd.	292,798	8,553,195
Nagarjuna Construction Co. Ltd.	1,345,260	5,347,199
Pantaloon Retail India Ltd.	105,500	5,107,497
Punj Lloyd Ltd.	171,401	2,876,271
Rolta India Ltd.	506,544	2,552,454
Rolta India Ltd. sponsored GDR (e)	242,105	1,157,262
Satyam Computer Services Ltd.	1,302,100	12,748,522
Sintex Industries Ltd.	710,885	3,063,832
State Bank of India	453,592	13,331,687
Suzlon Energy Ltd.	159,626	4,648,414
UTI Bank Ltd.	591,700	5,741,808
Wipro Ltd.	875,034	10,485,993
TOTAL INDIA		151,691,824
Indonesia - 2.2%
PT Aneka Tambang Tbk	19,795,400	15,100,152
PT Bakrie & Brothers Tbk (a)	348,233,500	5,924,265
PT Bank Mandiri Persero Tbk	20,295,500	6,070,137
PT Bank Niaga Tbk	44,907,500	4,288,154
PT Bank Rakyat Indonesia Tbk	16,661,000	8,960,441
PT Medco Energi International Tbk	19,903,500	7,263,624
PT Perusahaan Gas Negara Tbk Series B	13,681,800	17,119,076
TOTAL INDONESIA		64,725,849
Ireland - 0.1%
Dragon Oil plc (a)	526,500	1,576,749
Israel - 1.8%
Bank Hapoalim BM (Reg.)	3,380,245	16,845,863
Israel Chemicals Ltd.	2,781,900	15,888,203
Ituran Location & Control Ltd.	238,300	4,113,058
Orckit Communications Ltd. (a)	524,600	4,522,052
Ormat Industries Ltd.	367,200	3,809,464
Orpak Systems Ltd.	832,800	2,438,449
RADWARE Ltd. (a)	401,300	5,858,980
Teva Pharmaceutical Industries Ltd. sponsored ADR	45,000	1,483,650
TOTAL ISRAEL		54,959,719
Kazakhstan - 0.1%
Kazkommertsbank JSC sponsored GDR (a)	192,000	3,430,963
Korea (South) - 16.5%
Celrun Co. Ltd. (a)	455,590	3,094,481
Daegu Bank Co. Ltd.	887,510	14,693,712
Common Stocks - continued
	Shares	Value (Note 1)
Korea (South) - continued
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	405,690	$ 13,045,796
Hanjin Heavy Industries & Construction Co. Ltd.	419,810	12,408,282
Hynix Semiconductor, Inc. (a)	279,950	10,161,089
Hyundai Department Store Co. Ltd.	139,423	11,674,683
Hyundai Engineering & Construction Co. Ltd. (a)	220,120	12,311,296
Hyundai Mipo Dockyard Co. Ltd.	79,913	10,601,348
Hyundai Mobis	41,500	4,052,001
Hyundai Motor Co.	217,360	17,670,224
Industrial Bank of Korea	675,680	11,832,014
Kookmin Bank	310,570	24,687,379
Korea Zinc Co. Ltd.	109,750	12,113,553
Korean Air Lines Co. Ltd.	198,000	7,039,530
Kyeryong Construction Industrial Co. Ltd.	338,240	13,856,257
LG Engineering & Construction Co. Ltd.	217,290	16,903,529
LG Household & Health Care Ltd.	70,588	6,517,541
Macquarie Korea Infrastructure Fund:
GDR (e)	567,100	3,799,570
GDR	866,800	5,807,560
MegaStudy Co. Ltd.	101,769	12,366,724
NHN Corp.	177,311	17,594,663
ON*Media Corp.	207,200	1,682,228
POSCO	79,480	22,057,852
Samsung Electronics Co. Ltd.	197,875	128,311,553
Samsung Heavy Industries Ltd.	743,480	19,923,440
Shinhan Financial Group Co. Ltd.	604,710	27,884,997
SK Corp.	369,690	27,111,242
Taewoong Co. Ltd.	200,258	5,536,449
Woong Jin.Com Co. Ltd.	340,580	6,795,332
Woori Finance Holdings Co. Ltd.	616,760	13,189,396
YBM Sisa.com, Inc.	115,587	2,496,359
TOTAL KOREA (SOUTH)		497,220,080
Lebanon - 0.2%
Solidere GDR	333,800	6,151,934
Luxembourg - 1.5%
Evraz Group SA:
GDR (e)	66,100	1,711,990
GDR	497,300	12,880,070
Orco Property Group (d)	80,500	9,833,194
Tenaris SA sponsored ADR	537,100	20,726,689
TOTAL LUXEMBOURG		45,151,943
Malaysia - 0.5%
Genting BHD	1,036,600	7,591,800
Lion Diversified Holdings BHD	3,169,000	4,555,031
Steppe Cement Ltd. (a)	983,900	3,565,900
TOTAL MALAYSIA		15,712,731

	Shares	Value (Note 1)
Mexico - 6.8%
America Movil SA de CV Series L sponsored ADR	2,169,600	$ 93,010,752
Cemex SA de CV sponsored ADR	834,118	25,640,787
Fomento Economico Mexicano SA de CV sponsored ADR	186,300	18,013,347
Grupo Famsa SA de CV Series A	1,122,800	3,601,897
Grupo Mexico SA de CV Series B	6,149,025	21,498,288
Urbi, Desarrollos Urbanos, SA de CV (a)	5,562,100	17,046,522
Wal-Mart de Mexico SA de CV Series V	7,592,274	26,452,416
TOTAL MEXICO		205,264,009
Netherlands - 0.1%
Plaza Centers NV	775,400	2,706,708
Oman - 0.1%
BankMuscat SAOG sponsored GDR (e)	369,325	4,228,771
Pakistan - 0.2%
MCB Bank Ltd.	330,600	1,496,532
MCB Bank Ltd. unit (a)(e)	167,300	3,110,107
TOTAL PAKISTAN		4,606,639
Panama - 0.2%
Copa Holdings SA Class A	165,300	6,264,870
Philippines - 0.8%
Ayala Corp.	459,000	4,512,640
Jollibee Food Corp.	658,900	522,202
Philippine Long Distance Telephone Co.	335,390	15,881,228
Robinsons Land Corp.	12,015,000	3,495,536
TOTAL PHILIPPINES		24,411,606
Poland - 0.2%
Globe Trade Centre SA (a)	615,500	6,784,943
Romania - 0.1%
Banca Transilvania SA	8,506,974	3,456,990
Russia - 11.8%
AO Tatneft sponsored ADR	119,800	11,021,600
Cherkizovo Group OJSC:
GDR (a)	62,000	961,000
GDR (a)(e)	256,400	3,974,200
Gazprom Neft sponsored ADR	140,700	2,905,455
JSC MMC 'Norilsk Nickel' sponsored ADR	231,100	34,433,900
Lukoil Oil Co. sponsored ADR	818,640	66,882,888
Magnit OAO	45,300	1,494,900
Novatek JSC:
GDR	48,400	2,816,880
GDR (e)	268,500	15,626,700
Novolipetsk Iron & Steel Corp. sponsored GDR (e)	285,000	5,985,000
OAO Gazprom sponsored ADR	2,740,406	116,741,296
OAO TMK (a)	1,345,400	8,492,838
OAO TMK unit	59,000	1,489,750
RBC Information Systems Jsc (a)	570,500	6,104,350
Common Stocks - continued
	Shares	Value (Note 1)
Russia - continued
Sberbank (Savings Bank of the Russian Federation)	1,400	$ 3,150,000
Sberbank (Savings Bank of the Russian Federation) GDR	114,400	28,473,931
Sistema JSFC sponsored:
GDR (e)	561,500	14,879,750
GDR	54,300	1,438,950
Vimpel Communications sponsored ADR (a)(d)	346,600	22,872,134
VSMPO-Avisma Corp.	17,100	3,898,800
TOTAL RUSSIA		353,644,322
Singapore - 0.3%
Keppel Corp. Ltd.	464,600	4,713,420
Olam International Ltd.	2,164,000	2,653,936
Raffles Education Corp. Ltd.	301,400	514,784
TOTAL SINGAPORE		7,882,140
South Africa - 8.4%
African Bank Investments Ltd.	2,593,026	9,676,810
Aspen Pharmacare Holdings Ltd.	2,054,900	9,347,936
Aveng Ltd.	2,866,029	12,139,080
Bidvest Group Ltd.	845,800	14,008,064
Ellerine Holdings Ltd.	801,391	7,702,440
FirstRand Ltd.	7,880,856	20,616,062
Gold Fields Ltd.	989,300	16,580,668
Impala Platinum Holdings Ltd.	167,866	29,510,944
Lewis Group Ltd.	1,252,973	9,561,057
MTN Group Ltd.	3,854,500	35,058,510
Naspers Ltd. Class N sponsored ADR	812,618	14,789,648
Nedbank Group Ltd.	384,900	6,369,454
Network Healthcare Holdings Ltd.	5,199,600	8,823,290
Sasol Ltd.	1,190,775	40,865,553
Steinhoff International Holdings Ltd.	3,289,600	10,717,782
Truworths International Ltd.	2,290,573	8,022,587
TOTAL SOUTH AFRICA		253,789,885
Taiwan - 8.0%
Acer, Inc.	5,944,000	10,804,015
Advanced Semiconductor Engineering, Inc.	18,785,000	17,411,869
Chipbond Technology Corp.	6,936,290	6,345,634
Delta Electronics, Inc.	5,597,550	15,860,428
Foxconn Technology Co. Ltd.	1,563,500	15,293,316
High Tech Computer Corp.	771,200	19,178,297
Hon Hai Precision Industry Co. Ltd. (Foxconn)	8,135,024	52,843,939
Macronix International Co. Ltd. (a)	8,767,000	2,959,771
MediaTek, Inc.	567,000	5,546,089
Motech Industries, Inc.	406,082	5,483,790
Phoenix Precision Technology Corp.	7,272,752	7,749,564
Powertech Technology, Inc.	2,509,400	7,238,872

	Shares	Value (Note 1)
Shin Kong Financial Holding Co. Ltd.	16,565,000	$ 14,680,060
Siliconware Precision Industries Co. Ltd.	13,621,045	17,326,544
Taiwan Semiconductor Manufacturing Co. Ltd.	23,098,705	42,472,374
TOTAL TAIWAN		241,194,562
Thailand - 1.6%
Bumrungrad Hospital PCL (For. Reg.)	2,946,000	2,951,019
Charoen Pokphand Foods PCL (For. Reg.)	36,616,200	4,950,361
Minor International PCL (For. Reg.)	31,569,794	9,293,459
PTT PCL (For. Reg.)	2,123,600	12,850,131
Robinson Department Store PCL (For. Reg.) (a)	11,590,900	3,570,076
Siam Commercial Bank PCL (For. Reg.)	4,591,600	8,197,609
Thai Oil PCL (For. Reg.)	3,714,600	6,176,234
TOTAL THAILAND		47,988,889
Turkey - 2.7%
Acibadem Saglik Hizmetleri AS	753,800	8,276,411
Akbank T. A. S.	270,237	1,539,178
Anadolu Efes Biracilk Ve Malt Sanyii AS	258,000	7,081,832
Asya Katilim Bankasi AS	1,864,000	5,960,707
Dogan Yayin Holding AS (a)	2,127,739	8,176,592
Dogus Otomotiv Servis ve Ticaret AS	861,700	4,227,933
Enka Insaat ve Sanayi AS	1,794,313	15,144,999
Petrol Ofisi AS	788,900	2,842,151
Tupras-Turkiye Petrol Rafinerileri AS	613,400	10,186,502
Turkiye Garanti Bankasi AS	4,666,500	17,132,115
TOTAL TURKEY		80,568,420
Ukraine - 0.2%
Stirol sponsored ADR (a)	191,500	2,762,066
Ukrnafta Open JSC sponsored ADR	10,000	3,618,594
TOTAL UKRAINE		6,380,660
United Kingdom - 0.8%
Aricom PLC (a)	2,043,200	1,597,936
Imperial Energy PLC (a)	284,700	3,676,552
Kazakhmys PLC	70,700	1,619,672
Sibir Energy PLC (a)	1,023,491	7,906,852
Vedanta Resources PLC	248,300	6,924,503
Victoria Oil & Gas PLC (a)	887,800	1,253,174
TOTAL UNITED KINGDOM		22,978,689
United States of America - 1.1%
CTC Media, Inc. (f)	372,960	8,146,565
CTC Media, Inc.	514,100	12,477,207
NII Holdings, Inc. (a)	190,000	12,355,700
TOTAL UNITED STATES OF AMERICA		32,979,472
TOTAL COMMON STOCKS (Cost $2,371,042,763)		2,948,635,408
Nonconvertible Preferred Stocks - 0.2%
	Shares	Value (Note 1)
Korea (South) - 0.2%
Samsung Electronics Co. Ltd. (Cost $5,020,749)	14,270	$ 6,921,079
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 5.34% (b)	45,237,844	45,237,844
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	20,041,143	20,041,143
TOTAL MONEY MARKET FUNDS (Cost $65,278,987)		65,278,987
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $2,441,342,499)		3,020,835,474
NET OTHER ASSETS - (0.5)%		(15,690,209)
NET ASSETS - 100%		$ 3,005,145,265
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $58,904,038 or 2.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,146,565 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
CTC Media, Inc.	1/26/05	$ 1,400,073
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,671,805
Fidelity Securities Lending Cash Central Fund	512,378
Total	$ 3,184,183
Income Tax Information

At September 30, 2006, the fund had a capital loss carryforward of approximately $68,894,724 of which $16,350,833, $40,040,568 and $12,503,323 will expire on September 30, 2008, 2010 and 2011, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Emerging Markets

Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $19,402,476) - See accompanying schedule: Unaffiliated issuers (cost $2,376,063,512)	$ 2,955,556,487
Fidelity Central Funds (cost $65,278,987)	65,278,987
Total Investments (cost $2,441,342,499)		$ 3,020,835,474
Cash		481,585
Foreign currency held at value (cost $8,086)		2,675
Receivable for investments sold		30,523,568
Receivable for fund shares sold		4,926,511
Dividends receivable		3,165,540
Interest receivable		167,069
Other receivables		411,431
Total assets		3,060,513,853

Liabilities
Payable for investments purchased	$ 25,437,614
Payable for fund shares redeemed	4,569,322
Accrued management fee	1,738,424
Other affiliated payables	635,207
Other payables and accrued expenses	2,946,878
Collateral on securities loaned, at value	20,041,143
Total liabilities		55,368,588

Net Assets		$ 3,005,145,265
Net Assets consist of:
Paid in capital		$ 2,514,709,441
Undistributed net investment income		34,483,401
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(121,021,934)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		576,974,357
Net Assets, for 136,348,427 shares outstanding		$ 3,005,145,265
Net Asset Value, offering price and redemption price per share ($3,005,145,265 ÷ 136,348,427 shares)		$ 22.04

Statement of Operations

Year ended October 31, 2006

Investment Income
Dividends		$ 57,433,889
Interest		58,625
Income from Fidelity Central Funds (including $512,378 from security lending)		3,184,183
		60,676,697
Less foreign taxes withheld		(5,392,443)
Total income		55,284,254

Expenses
Management fee	$ 19,250,227
Transfer agent fees	5,872,829
Accounting and security lending fees	1,130,438
Custodian fees and expenses	2,789,502
Independent trustees' compensation	10,118
Registration fees	309,808
Audit	151,219
Legal	40,603
Interest	182,763
Miscellaneous	36,365
Total expenses before reductions	29,773,872
Expense reductions	(2,555,622)	27,218,250
Net investment income (loss)		28,066,004
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $794,867)	318,878,893
Foreign currency transactions	(2,079,598)
Total net realized gain (loss)		316,799,295
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $1,859,293)	306,275,400
Assets and liabilities in foreign currencies	60,897
Total change in net unrealized appreciation (depreciation)		306,336,297
Net gain (loss)		623,135,592
Net increase (decrease) in net assets resulting from operations		$ 651,201,596

Annual Report

See accompanying notes which are an integral part of the financial statements.

Emerging Markets
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 28,066,004	$ 15,119,763
Net realized gain (loss)	316,799,295	68,322,535
Change in net unrealized appreciation (depreciation)	306,336,297	203,724,089
Net increase (decrease) in net assets resulting from operations	651,201,596	287,166,387
Distributions to shareholders from net investment income	(21,238,863)	(5,999,282)
Share transactions Proceeds from sales of shares	2,470,015,019	816,361,551
Reinvestment of distributions	20,504,249	5,785,646
Cost of shares redeemed	(1,510,859,402)	(316,571,716)
Net increase (decrease) in net assets resulting from share transactions	979,659,866	505,575,481
Redemption fees	3,299,389	930,289
Total increase (decrease) in net assets	1,612,921,988	787,672,875

Net Assets
Beginning of period	1,392,223,277	604,550,402
End of period (including undistributed net investment income of $34,483,401 and undistributed net investment income of $11,812,415, respectively)	$ 3,005,145,265	$ 1,392,223,277
Other Information Shares
Sold	121,916,389	57,501,628
Issued in reinvestment of distributions	1,159,761	485,074
Redeemed	(75,344,302)	(22,850,332)
Net increase (decrease)	47,731,848	35,136,370

Financial Highlights

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.71	$ 11.30	$ 9.81	$ 7.03	$ 6.52
Income from Investment Operations
Net investment income (loss) C	.21	.21	.14	.10	.06 F
Net realized and unrealized gain (loss)	6.31	4.30	1.46	2.73	.47
Total from investment operations	6.52	4.51	1.60	2.83	.53
Distributions from net investment income	(.21)	(.11)	(.12)	(.05)	(.03)
Redemption fees added to paid in capital C	.02	.01	.01	- H	.01
Net asset value, end of period	$ 22.04	$ 15.71	$ 11.30	$ 9.81	$ 7.03
Total Return A, B	41.96%	40.25%	16.48%	40.50%	8.25%
Ratios to Average Net Assets D, G
Expenses before reductions	1.11%	1.16%	1.23%	1.36%	1.44%
Expenses net of fee waivers, if any	1.11%	1.16%	1.23%	1.36%	1.44%
Expenses net of all reductions	1.01%	1.07%	1.18%	1.36%	1.39%
Net investment income (loss)	1.04%	1.53%	1.27%	1.31%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,005,145	$ 1,392,223	$ 604,550	$ 430,928	$ 263,729
Portfolio turnover rate E	66%	68%	112%	105%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.01 per share. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Europe

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe Fund	27.40%	16.69%	10.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Annual Report

Europe

Management's Discussion of Fund Performance

Comments from Trygve Toraasen, Portfolio Manager of Fidelity® Europe Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

The fund returned 27.40%, trailing the MSCI Europe index during a 12-month period in which solid profit gains and increased merger-and-acquisition activity provided firm support for European equities. The lagging performance relative to the MSCI index was largely a result of the fund's positions in higher-risk investments during a late-spring market slump. Health care was a particular source of weakness, held back by inopportune stock selection and an overweighting in the pharmaceuticals, biotechnology and life science group. Disappointing results in materials and industrials also detracted. Conversely, stock selection in energy and an overweighting of financials helped. On a country basis, the fund underperformed in France and the United Kingdom, but did well in Spain and the Netherlands. During a strong 12 months for European equities, a sizable portion of the fund's return came from currency fluctuations. The single biggest detractor was U.K. cruise company Carnival, which was forced to lower prices at the same time that its fuel costs rose. Several selections in health care hurt, including Teva Pharmaceutical, a generic drug company based in Israel that I sold; AstraZeneca, the U.K.-based pharmaceutical firm; and Synthes, a Swiss orthopedic products company that I sold. Two stock and futures exchanges - Euronext of the Netherlands and Deutsche Boerse of Germany - were positive contributors, and I took profits by selling the positions. I also liquidated investments in two Russian energy-related energy investments that I viewed as too risky, despite their good performance. One was a security listed under the name of the London branch of the investment bank UBS, the other was stock in the natural gas company Surgutneftegaz.

Note to shareholders: On December 14, 2006, the Board of Trustees agreed to present a proposal to shareholders to merge Fidelity Nordic Fund into Fidelity Europe Fund. Shareholders of Nordic Fund are expected to meet on May 16, 2007, to vote on the approval of the proposal. If approved, the merger is expected to be completed by the end of June 2007.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity Europe Fund, please call 1-800-544-3198 after March 19, 2007. The Prospectus/Proxy Statement also will be available for free on the Securities and Exchange Commission's Web site (www.sec.gov).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Europe

Investment Changes

Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.3	96.2
Short-Term Investments and Net Other Assets	1.7	3.8
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Banco Bilbao Vizcaya Argentaria SA (Spain, Commercial Banks)	4.8	3.6
Tesco PLC (United Kingdom, Food & Staples Retailing)	3.4	1.5
Banco Santander Central Hispano SA (Spain, Commercial Banks)	3.3	1.3
HSBC Holdings PLC (United Kingdom) (Reg.) (United Kingdom, Commercial Banks)	3.2	2.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.9	3.2
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.5	3.0
ING Groep NV (Certificaten Van Aandelen) (Netherlands, Diversified Financial Services)	2.3	1.0
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	2.1	2.3
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.9	0.0
Telefonaktiebolaget LM Ericsson (B Shares) (Sweden, Communications Equipment)	1.8	1.5
	28.2
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	34.5	34.5
Consumer Staples	12.6	4.1
Consumer Discretionary	12.7	9.9
Health Care	9.6	11.9
Industrials	7.3	10.5
Energy	7.2	10.4
Information Technology	4.8	5.7
Utilities	3.8	1.8
Materials	3.5	6.0
Telecommunication Services	2.3	1.4

Annual Report

Europe

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value (Note 1)
Austria - 1.0%
Erste Bank AG	624,600	$ 42,532,724
Belgium - 0.5%
InBev SA	388,100	21,865,669
Finland - 1.6%
Metso Corp.	538,400	23,399,629
Nokia Corp.	1,992,350	39,607,918
TOTAL FINLAND		63,007,547
France - 9.9%
AXA SA	1,624,200	61,914,504
BNP Paribas SA	339,100	37,288,067
Carrefour SA	567,200	34,562,523
Essilor International SA	234,800	24,635,235
Groupe Danone	363,900	53,322,529
L'Oreal SA	419,800	40,830,453
Louis Vuitton Moet Hennessy (LVMH)	287,800	29,993,958
Societe Generale Series A	399,035	66,314,542
Total SA Series B	759,000	51,718,260
TOTAL FRANCE		400,580,071
Germany - 10.8%
Allianz AG (Reg.)	284,300	52,851,370
Bayer AG	940,900	47,223,771
Bayerische Motoren Werke AG (BMW)	1,172,900	67,369,030
E.ON AG	507,900	61,146,081
Hochtief AG	157,200	10,273,284
Linde AG	228,800	22,679,851
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	264,200	42,888,260
RWE AG	262,200	25,913,659
SAP AG	130,400	25,892,224
Siemens AG (Reg.)	264,200	23,727,802
Wincor Nixdorf AG	412,900	57,419,435
TOTAL GERMANY		437,384,767
Greece - 0.4%
Alpha Bank AE	557,700	16,230,141
Ireland - 0.8%
Allied Irish Banks PLC	1,138,200	31,095,624
Italy - 4.0%
Banca Popolare di Milano	1,696,780	25,103,440
ENI Spa (d)	1,345,100	40,830,511
Fiat Spa (a)	1,347,700	23,804,187
Tod's Spa	371,500	32,215,966
Unicredito Italiano Spa	4,724,500	39,173,165
TOTAL ITALY		161,127,269
Netherlands - 6.3%
ING Groep NV (Certificaten Van Aandelen)	2,045,700	90,685,881
Koninklijke Numico NV	463,100	20,706,262
Koninklijke Philips Electronics NV	1,846,100	64,299,663

	Shares	Value (Note 1)
Randstad Holdings NV	658,100	$ 41,453,943
Rodamco Europe NV	310,352	35,909,483
TOTAL NETHERLANDS		253,055,232
Norway - 2.8%
Aker Kvaerner ASA	500,970	52,115,718
DnB Nor ASA	3,785,800	49,576,918
Statoil ASA	437,500	11,060,318
TOTAL NORWAY		112,752,954
Spain - 10.5%
Banco Bilbao Vizcaya Argentaria SA	8,049,400	194,795,481
Banco Santander Central Hispano SA	7,709,200	133,430,711
Inditex SA	1,138,200	54,421,831
Telefonica SA	2,128,200	40,932,380
TOTAL SPAIN		423,580,403
Sweden - 5.6%
Elekta AB (B Shares)	1,255,600	26,077,204
Hennes & Mauritz AB (H&M) (B Shares)	1,533,100	66,122,155
Hexagon AB (B Shares) (d)	1,057,325	39,380,320
SKF AB (B Shares)	1,311,100	21,103,148
Telefonaktiebolaget LM Ericsson (B Shares)	18,941,000	71,634,862
TOTAL SWEDEN		224,317,689
Switzerland - 15.4%
ABB Ltd. (Reg.)	4,491,009	66,779,461
Baloise Holdings AG (Reg.)	236,176	22,589,675
Compagnie Financiere Richemont unit	490,385	24,260,095
Credit Suisse Group (Reg.)	853,896	51,643,630
Nestle SA (Reg.)	177,018	60,469,115
Novartis AG (Reg.)	1,418,243	86,129,897
Roche Holding AG (participation certificate)	676,581	118,387,400
Schindler Holding AG (participation certificate)	518,334	29,767,282
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	23,841	25,313,637
Syngenta AG (Switzerland)	419,377	67,582,604
UBS AG (Reg.)	1,119,365	66,982,802
TOTAL SWITZERLAND		619,905,598
United Kingdom - 26.0%
AstraZeneca PLC (United Kingdom)	1,328,800	78,000,560
BG Group PLC	2,398,074	31,814,438
Biffa PLC (a)	957,500	4,867,439
BP PLC	9,073,700	101,474,211
British American Tobacco PLC	1,430,000	39,325,000
Carnival PLC	974,600	47,307,084
Diageo PLC	3,147,600	58,600,443
Gallaher Group PLC	657,100	11,188,770
GlaxoSmithKline PLC	2,205,800	58,729,425
HBOS PLC	3,096,200	64,198,236
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
HSBC Holdings PLC (United Kingdom) (Reg.)	6,799,800	$ 129,835,382
Imperial Tobacco Group PLC	346,100	12,259,649
Man Group PLC	3,784,000	35,223,742
National Grid PLC	2,508,900	32,064,369
Pearson PLC	718,100	10,595,215
Rolls-Royce Group PLC	1,313,100	11,766,008
Royal Bank of Scotland Group PLC	1,469,800	52,372,060
SABMiller PLC	625,300	12,094,584
Scottish & Southern Energy PLC	860,000	21,555,513
Severn Trent PLC	638,266	16,996,194
Tesco PLC	18,091,873	135,797,824
Vodafone Group PLC	20,000,000	51,699,998
Yell Group PLC	2,679,100	31,837,687
TOTAL UNITED KINGDOM		1,049,603,831
TOTAL COMMON STOCKS (Cost $3,400,734,654)		3,857,039,519
Nonconvertible Preferred Stocks - 2.7%

Germany - 1.6%
Henkel KGaA	77,500	10,381,759
Porsche AG (non-vtg.)	48,243	56,250,923
TOTAL GERMANY		66,632,682
Italy - 1.1%
Banca Intesa Spa (Risp)	6,417,097	42,542,925
United Kingdom - 0.0%
Rolls-Royce Group PLC Series B	46,150,250	90,232
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $67,778,738)		109,265,839
Money Market Funds - 2.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.34% (b)	53,262,984	$ 53,262,984
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	33,808,334	33,808,334
TOTAL MONEY MARKET FUNDS (Cost $87,071,318)		87,071,318
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $3,555,584,710)		4,053,376,676
NET OTHER ASSETS - (0.5)%		(20,113,632)
NET ASSETS - 100%		$ 4,033,263,044
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,782,641
Fidelity Securities Lending Cash Central Fund	3,012,911
Total	$ 8,795,552

Annual Report

See accompanying notes which are an integral part of the financial statements.

Europe

Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $32,098,821) - See accompanying schedule: Unaffiliated issuers (cost $3,468,513,392)	$ 3,966,305,358
Fidelity Central Funds (cost $87,071,318)	87,071,318
Total Investments (cost $3,555,584,710)		$ 4,053,376,676
Receivable for investments sold		104,393,541
Receivable for fund shares sold		4,705,062
Dividends receivable		2,465,232
Interest receivable		670,201
Other receivables		606,183
Total assets		4,166,216,895

Liabilities
Payable for investments purchased	$ 94,239,841
Payable for fund shares redeemed	1,068,948
Accrued management fee	2,740,828
Other affiliated payables	834,856
Other payables and accrued expenses	261,044
Collateral on securities loaned, at value	33,808,334
Total liabilities		132,953,851

Net Assets		$ 4,033,263,044
Net Assets consist of:
Paid in capital		$ 2,971,636,039
Undistributed net investment income		47,287,901
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		516,492,108
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		497,846,996
Net Assets, for 95,319,221 shares outstanding		$ 4,033,263,044
Net Asset Value, offering price and redemption price per share ($4,033,263,044 ÷ 95,319,221 shares)		$ 42.31

Statement of Operations

Year ended October 31, 2006

Investment Income
Dividends		$ 81,483,767
Interest		16,578
Income from Fidelity Central Funds (including $3,012,911 from security lending)		8,795,552
		90,295,897
Less foreign taxes withheld		(7,626,758)
Total income		82,669,139

Expenses
Management fee Basic fee	$ 23,316,735
Performance adjustment	4,083,687
Transfer agent fees	7,461,872
Accounting and security lending fees	1,342,506
Custodian fees and expenses	1,197,026
Independent trustees' compensation	12,584
Registration fees	140,603
Audit	84,360
Legal	45,600
Interest	31,378
Miscellaneous	26,957
Total expenses before reductions	37,743,308
Expense reductions	(3,457,264)	34,286,044
Net investment income (loss)		48,383,095
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	529,335,147
Foreign currency transactions	(606,335)
Total net realized gain (loss)		528,728,812
Change in net unrealized appreciation (depreciation) on: Investment securities	164,068,845
Assets and liabilities in foreign currencies	61,783
Total change in net unrealized appreciation (depreciation)		164,130,628
Net gain (loss)		692,859,440
Net increase (decrease) in net assets resulting from operations		$ 741,242,535

Annual Report

See accompanying notes which are an integral part of the financial statements.

Europe
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 48,383,095	$ 22,737,953
Net realized gain (loss)	528,728,812	388,153,793
Change in net unrealized appreciation (depreciation)	164,130,628	46,504,527
Net increase (decrease) in net assets resulting from operations	741,242,535	457,396,273
Distributions to shareholders from net investment income	(20,654,281)	(5,654,760)
Distributions to shareholders from net realized gain	(273,319,238)	(5,026,446)
Total distributions	(293,973,519)	(10,681,206)
Share transactions Proceeds from sales of shares	1,199,680,149	673,749,170
Reinvestment of distributions	289,349,942	10,481,613
Cost of shares redeemed	(450,913,920)	(428,684,899)
Net increase (decrease) in net assets resulting from share transactions	1,038,116,171	255,545,884
Redemption fees	66,135	110,346
Total increase (decrease) in net assets	1,485,451,322	702,371,297
Net Assets
Beginning of period	2,547,811,722	1,845,440,425
End of period (including undistributed net investment income of $47,287,901 and undistributed net investment income of $22,161,696, respectively)	$ 4,033,263,044	$ 2,547,811,722
Other Information Shares
Sold	30,327,952	19,400,306
Issued in reinvestment of distributions	8,260,061	318,978
Redeemed	(11,647,553)	(12,015,269)
Net increase (decrease)	26,940,460	7,704,015

Financial Highlights

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 37.26	$ 30.42	$ 24.37	$ 18.31	$ 22.68
Income from Investment Operations
Net investment income (loss) D	.58	.33	.09	.29	.12 G
Net realized and unrealized gain (loss)	8.74	6.68	6.25	5.91	(4.25)
Total from investment operations	9.32	7.01	6.34	6.20	(4.13)
Distributions from net investment income	(.30)	(.09)	(.29)	(.14)	(.24)
Distributions from net realized gain	(3.97)	(.08)	-	-	-
Total distributions	(4.27)	(.17)	(.29)	(.14)	(.24)
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 42.31	$ 37.26	$ 30.42	$ 24.37	$ 18.31
Total Return A, B, C	27.40%	23.12%	26.20%	34.09%	(18.49)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.16%	1.15%	1.11%	1.03%	1.20%
Expenses net of fee waivers, if any	1.16%	1.15%	1.11%	1.03%	1.20%
Expenses net of all reductions	1.05%	1.07%	1.05%	.98%	1.13%
Net investment income (loss)	1.48%	.95%	.32%	1.44%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,033,263	$ 2,547,812	$ 1,845,440	$ 1,283,191	$ 875,995
Portfolio turnover rate F	127%	99%	106%	162%	127%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Total returns do not include the effect of the former contingent deferred sales charge. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G Investment income per share reflects a special dividend which amounted to $.05 per share. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Europe Capital Appreciation

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe Capital Appreciation Fund	34.81%	16.23%	12.55%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Annual Report

Europe Capital Appreciation

Management's Discussion of Fund Performance

Comments from Darren Maupin, Portfolio Manager of Fidelity® Europe Capital Appreciation Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

The fund advanced 34.81% for the fiscal year, outperforming the MSCI Europe index. Favorable stock selection added the most value relative to the benchmark, led by the fund's picks in the energy, telecommunication services and financials sectors, as well as in the pharmaceuticals, biotechnology and life science group. Among the stocks that helped most were Millicom International Cellular, a Luxembourg-based wireless company with a strong emerging-markets presence; Banca Italease, an Italian leasing company; and Swiss biopharma company Actelion. I sold Millicom and Banca Italease to realize their profits. Having no exposure to integrated energy giant BP, a major index component, also helped. Conversely, the fund's underweighting in the telecom space held back its performance a bit, as did inopportune stock picking in such groups as commercial services and supplies, media and utilities. Detractors included Tele Atlas, a Dutch maker of digital maps; German pay-TV operator Premiere; and NETeller, a U.K. online funds transfer service. I eliminated the positions in Premiere and NETeller. A larger-than-usual average cash position during the period, some of which I diverted into short-term European bonds, also hurt. On a country level, our best results were in Italy and Switzerland, and our worst in the United Kingdom. Favorable currency movements also helped boost the fund's absolute performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Europe Capital Appreciation

Investment Changes

Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	83.1	89.8
Bonds	10.2	0.0
Short-Term Investments and Net Other Assets	6.7	10.2
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Icade SA (France, Real Estate Management & Development)	3.4	0.7
SES Global SA FDR (France) (Luxembourg, Media)	3.2	0.0
Tesco PLC (United Kingdom, Food & Staples Retailing)	3.1	0.0
Synthes, Inc. (United States of America, Health Care Equipment & Supplies)	3.1	3.0
Lanxess AG (Germany, Chemicals)	3.0	1.9
Actelion Ltd. (Reg.) (Switzerland, Biotechnology)	2.8	2.6
Reed Elsevier NV (Netherlands, Media)	2.8	1.7
Istituto Finanziario Industriale Spa (IFI) (Italy, Diversified Financial Services)	2.8	2.4
Renault SA (France, Automobiles)	2.7	1.8
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	2.7	0.0
	29.6
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	18.9	13.7
Health Care	14.2	7.2
Financials	14.1	19.9
Industrials	12.0	7.5
Materials	7.0	11.8
Consumer Staples	6.7	5.0
Energy	5.6	11.2
Utilities	2.4	2.7
Information Technology	2.2	6.7
Telecommunication Services	0.0	4.1

Annual Report

Europe Capital Appreciation

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 80.3%
	Shares	Value (Note 1)
Argentina - 0.7%
Cresud S.A.C.I.F. y A. sponsored ADR	551,200	$ 8,069,568
Austria - 2.6%
Flughafen Wien AG	312,377	28,009,940
Bermuda - 0.9%
SeaDrill Ltd. (a)	647,100	9,176,968
Canada - 1.7%
European Goldfields Ltd. (a)	2,559,200	8,662,504
MagIndustries Corp. (a)	1,518,880	1,285,295
New Flyer Industries, Inc.	1,028,900	7,973,482
TOTAL CANADA		17,921,281
France - 13.0%
BIC SA	309,682	19,922,017
Compagnie Generale de Geophysique SA (a)(d)	49,200	8,320,852
Eutelsat Communications	1,015,064	18,333,132
Icade SA	608,166	36,103,996
Renault SA	249,900	29,233,817
Sanofi-Aventis sponsored ADR	640,599	27,347,171
TOTAL FRANCE		139,260,985
Germany - 9.3%
E.ON AG	216,800	26,100,552
KarstadtQuelle AG (a)(d)	899,700	21,130,138
Lanxess AG (a)	689,700	31,524,728
Qimonda AG Sponsored ADR	488,900	6,820,155
SAP AG	70,000	13,899,200
TOTAL GERMANY		99,474,773
Italy - 1.4%
Banca Intesa Spa	2,157,500	14,749,530
Luxembourg - 3.2%
SES Global SA FDR (France)	2,217,100	33,987,176
Netherlands - 10.7%
ING Groep NV (Certificaten Van Aandelen)	506,898	22,470,788
Koninklijke Philips Electronics NV	596,500	20,776,095
Koninklijke Wessanen NV	628,814	8,379,334
Nutreco Holding NV	383,700	22,866,646
Reed Elsevier NV	1,744,200	29,988,219
Tele Atlas NV (a)(d)	541,978	10,169,177
TOTAL NETHERLANDS		114,650,259
Norway - 3.5%
Fred Olsen Energy ASA (a)(d)	253,600	10,940,734
Petroleum Geo-Services ASA (a)	206,750	12,035,060
TANDBERG ASA	196,900	2,274,263
TGS Nopec Geophysical Co. ASA (a)	671,250	11,963,502
TOTAL NORWAY		37,213,559

	Shares	Value (Note 1)
Philippines - 0.6%
DMCI Holdings, Inc.	20,501,000	$ 2,015,548
Semirara Mining Corp.	11,981,400	4,627,647
TOTAL PHILIPPINES		6,643,195
Sweden - 4.1%
Assa Abloy AB (B Shares)	1,066,600	20,527,442
Atlas Copco AB (A Shares)	760,000	22,203,146
Micronic Laser Systems AB (a)	107,770	973,637
TOTAL SWEDEN		43,704,225
Switzerland - 11.4%
Actelion Ltd. (Reg.) (a)	179,049	30,149,713
Bucher Holding AG	184,321	18,666,918
Credit Suisse Group (Reg.)	211,758	12,807,124
Novartis AG sponsored ADR	348,500	21,164,405
Roche Holding AG (participation certificate)	67,642	11,835,923
Swissfirst AG	67,095	3,996,093
Syngenta AG (Switzerland)	147,430	23,758,345
TOTAL SWITZERLAND		122,378,521
United Kingdom - 12.0%
Amlin PLC	343,149	1,971,852
Benfield Group PLC	4,236,357	28,161,765
GlaxoSmithKline PLC	1,077,100	28,677,788
Pearson PLC	1,814,600	26,773,538
Peter Hambro Mining PLC (a)(d)	444,288	10,085,004
Tesco PLC	4,388,300	32,938,634
TOTAL UNITED KINGDOM		128,608,581
United States of America - 5.2%
NTL, Inc.	836,900	22,621,407
Synthes, Inc.	290,352	32,929,042
TOTAL UNITED STATES OF AMERICA		55,550,449
TOTAL COMMON STOCKS (Cost $774,632,454)		859,399,010
Nonconvertible Preferred Stocks - 2.8%

Italy - 2.8%
Istituto Finanziario Industriale Spa (IFI) (a) (Cost $21,855,971)	1,084,111	29,640,124
Government Obligations - 10.2%
		Principal Amount
Austria - 1.7%
Austrian Republic 5.625% 7/15/07	EUR	14,275,000	18,442,902
Finland - 1.7%
Finnish Government 5% 7/4/07	EUR	14,275,000	18,370,019
Government Obligations - continued
		Principal Amount	Value (Note 1)
France - 3.4%
French Government 2.25% 3/12/07	EUR	28,550,000	$ 36,277,233
Germany - 1.7%
German Federal Republic 6% 7/4/07	EUR	14,275,000	18,493,919
Netherlands - 1.7%
Dutch Government 3% 7/15/07	EUR	14,275,000	18,126,410
TOTAL GOVERNMENT OBLIGATIONS (Cost $109,185,398)			109,710,483
Money Market Funds - 9.5%
	Shares
Fidelity Cash Central Fund, 5.34% (b)	59,278,253	59,278,253
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	41,901,786	41,901,786
TOTAL MONEY MARKET FUNDS (Cost $101,180,039)		101,180,039
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $1,006,853,862)		1,099,929,656
NET OTHER ASSETS - (2.8)%		(29,465,269)
NET ASSETS - 100%		$ 1,070,464,387
Currency Abbreviations
EUR - European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,620,798
Fidelity Securities Lending Cash Central Fund	895,815
Total	$ 3,516,613

Annual Report

See accompanying notes which are an integral part of the financial statements.

Europe Capital Appreciation

Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $39,767,644) - See accompanying schedule: Unaffiliated issuers (cost $905,673,823)	$ 998,749,617
Fidelity Central Funds (cost $101,180,039)	101,180,039
Total Investments (cost $1,006,853,862)		$ 1,099,929,656
Receivable for investments sold		25,416,899
Receivable for fund shares sold		5,084,301
Dividends receivable		663,522
Interest receivable		1,885,827
Other receivables		241,011
Total assets		1,133,221,216

Liabilities
Payable for investments purchased	$ 19,246,482
Payable for fund shares redeemed	743,293
Accrued management fee	580,060
Other affiliated payables	208,935
Other payables and accrued expenses	76,273
Collateral on securities loaned, at value	41,901,786
Total liabilities		62,756,829

Net Assets		$ 1,070,464,387
Net Assets consist of:
Paid in capital		$ 854,916,365
Undistributed net investment income		10,571,012
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		111,874,199
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		93,102,811
Net Assets, for 38,965,440 shares outstanding		$ 1,070,464,387
Net Asset Value, offering price and redemption price per share ($1,070,464,387 ÷ 38,965,440 shares)		$ 27.47

Statement of Operations

Year ended October 31, 2006

Investment Income
Dividends		$ 12,509,128
Special dividends		3,180,771
Interest		493,581
Income from Fidelity Central Funds (including $895,815 from security lending)		3,516,613
		19,700,093
Less foreign taxes withheld		(1,967,651)
Total income		17,732,442

Expenses
Management fee Basic fee	$ 5,044,060
Performance adjustment	362,758
Transfer agent fees	1,523,142
Accounting and security lending fees	340,210
Custodian fees and expenses	242,299
Independent trustees' compensation	2,639
Registration fees	109,908
Audit	51,030
Legal	8,993
Miscellaneous	5,454
Total expenses before reductions	7,690,493
Expense reductions	(656,211)	7,034,282
Net investment income (loss)		10,698,160
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	112,180,210
Foreign currency transactions	(97,353)
Total net realized gain (loss)		112,082,857
Change in net unrealized appreciation (depreciation) on: Investment securities	56,456,612
Assets and liabilities in foreign currencies	26,700
Total change in net unrealized appreciation (depreciation)		56,483,312
Net gain (loss)		168,566,169
Net increase (decrease) in net assets resulting from operations		$ 179,264,329

Annual Report

See accompanying notes which are an integral part of the financial statements.

Europe Capital Appreciation
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,698,160	$ 7,893,648
Net realized gain (loss)	112,082,857	80,741,934
Change in net unrealized appreciation (depreciation)	56,483,312	(10,249,032)
Net increase (decrease) in net assets resulting from operations	179,264,329	78,386,550
Distributions to shareholders from net investment income	(6,124,444)	(3,546,592)
Distributions to shareholders from net realized gain	(53,486,694)	(1,251,738)
Total distributions	(59,611,138)	(4,798,330)
Share transactions Proceeds from sales of shares	647,405,817	110,398,063
Reinvestment of distributions	55,944,039	4,494,786
Cost of shares redeemed	(245,527,974)	(103,075,461)
Net increase (decrease) in net assets resulting from share transactions	457,821,882	11,817,388
Redemption fees	201,750	20,064
Total increase (decrease) in net assets	577,676,823	85,425,672

Net Assets
Beginning of period	492,787,564	407,361,892
End of period (including undistributed net investment income of $10,571,012 and undistributed net investment income of $6,919,085, respectively)	$ 1,070,464,387	$ 492,787,564
Other Information Shares
Sold	24,922,851	4,991,864
Issued in reinvestment of distributions	2,608,114	217,455
Redeemed	(9,853,075)	(4,674,623)
Net increase (decrease)	17,677,890	534,696

Financial Highlights

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 23.15	$ 19.63	$ 17.26	$ 13.85	$ 15.43
Income from Investment Operations
Net investment income (loss) C	.38 F	.37	.13 G	.14	.19
Net realized and unrealized gain (loss)	6.85	3.38	2.46	3.46	(1.60)
Total from investment operations	7.23	3.75	2.59	3.60	(1.41)
Distributions from net investment income	(.30)	(.17)	(.22)	(.19)	(.17)
Distributions from net realized gain	(2.62)	(.06)	-	-	-
Total distributions	(2.92)	(.23)	(.22)	(.19)	(.17)
Redemption fees added to paid in capital C	.01	- I	- I	- I	- I
Net asset value, end of period	$ 27.47	$ 23.15	$ 19.63	$ 17.26	$ 13.85
Total Return A, B	34.81%	19.24%	15.13%	26.36%	(9.29)%
Ratios to Average Net Assets D, H
Expenses before reductions	1.09%	.95%	1.22%	1.39%	1.37%
Expenses net of fee waivers, if any	1.09%	.95%	1.22%	1.39%	1.37%
Expenses net of all reductions	.99%	.84%	1.15%	1.32%	1.32%
Net investment income (loss)	1.51% F	1.66%	.69% G	.94%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,070,464	$ 492,788	$ 407,362	$ 394,015	$ 424,006
Portfolio turnover rate E	143%	133%	119%	184%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%. G Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .65%. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. I Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Japan

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan Fund	12.54%	11.81%	6.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the TOPIX performed over the same period.

Annual Report

Japan

Management's Discussion of Fund Performance

Comments from Yoko Ishibashi, Portfolio Manager of Fidelity® Japan Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

During the past year, the fund returned 12.54%, edging the TOPIX. Strong stock picking in the financials sector - particularly in the banking industry - added to performance versus the index. For example, not owning poorly performing index component Mitsubishi UFJ Financial Group proved timely. Also boosting the fund's return was stock selection in materials and telecommunication services. That said, the fund's top contributor was Mitsui Engineering & Shipbuilding. Video game developer Nintendo also boosted the fund's results, as did Sumitomo Metal Mining, a producer of nickel, copper and gold. Sumitomo Realty & Development benefited from the recent strength in real estate prices. Conversely, performance suffered because of the consumer discretionary sector, where a large overweighting in retailers was counterproductive, along with a sizable underweighting in automaker Toyota, a major index component that did well. Owning a minimal stake in office automation stock Canon - another index component - further hurt our results, as did an unsuccessful position in Ebara, a maker of waste incinerators. I sold Ebara by period end. Overweighting energy was detrimental as well, as reflected in the disappointing performance of Nippon Oil. In the case of engineering company JGC Corp., recent earnings appeared unimpressive compared with the previous year's stellar results, hurting its stock price.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Japan

Investment Changes

Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.7	97.4
Short-Term Investments and Net Other Assets	2.3	2.6
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Mizuho Financial Group, Inc. (Commercial Banks)	5.3	4.8
Nintendo Co. Ltd. (Software)	5.1	1.3
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	4.9	4.0
Yamada Denki Co. Ltd. (Specialty Retail)	4.7	3.7
Fujifilm Holdings Corp. (Leisure Equipment & Products)	4.5	0.0
Mitsui Engineering & Shipbuilding Co. (Machinery)	4.1	2.6
Inpex Holdings, Inc. (Oil, Gas & Consumable Fuels)	3.9	3.5
Sumitomo Metal Industries Ltd. (Metals & Mining)	3.7	3.4
Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	3.7	3.2
Matsushita Electric Industrial Co. Ltd. (Household Durables)	3.3	3.2
	43.2
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	26.4	23.2
Financials	17.9	19.8
Information Technology	13.6	12.3
Materials	11.0	14.2
Industrials	10.5	15.5
Health Care	6.3	1.6
Energy	5.9	6.1
Consumer Staples	3.8	4.7
Telecommunication Services	2.3	0.0

Annual Report

Japan

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 26.4%
Auto Components - 0.1%
Stanley Electric Co. Ltd.	108,400	$ 2,150,205
Automobiles - 3.0%
Mazda Motor Corp.	7,193,000	48,646,232
Toyota Motor Corp.	67,400	3,976,600
		52,622,832
Household Durables - 7.2%
Casio Computer Co. Ltd. (d)	2,265,200	45,803,679
Daiwa House Industry Co. Ltd.	880,000	15,875,514
Matsushita Electric Industrial Co. Ltd.	2,772,000	57,657,603
Sekisui House Ltd.	413,000	6,529,044
Sony Corp.	9,400	385,212
		126,251,052
Leisure Equipment & Products - 7.9%
Fujifilm Holdings Corp.	2,135,400	79,237,658
Namco Bandai Holdings, Inc.	492,200	7,823,186
Nikon Corp. (d)	2,581,000	53,072,036
		140,132,880
Multiline Retail - 2.1%
Parco Co. Ltd.	533,800	6,407,791
The Daimaru, Inc.	2,514,000	30,135,330
		36,543,121
Specialty Retail - 6.1%
Nishimatsuya Chain Co. Ltd.	335,100	6,546,713
Otsuka Kagu Ltd. (d)	603,600	15,843,469
Shimachu Co. Ltd.	87,700	2,511,927
Yamada Denki Co. Ltd.	836,990	83,298,256
		108,200,365
Textiles, Apparel & Luxury Goods - 0.0%
Seiko Corp. (d)	70,000	497,948
TOTAL CONSUMER DISCRETIONARY		466,398,403
CONSUMER STAPLES - 3.8%
Food & Staples Retailing - 1.1%
Aeon Co. Ltd.	833,100	19,623,723
Household Products - 2.2%
Uni-Charm Corp.	676,600	37,659,595
Personal Products - 0.5%
Mandom Corp.	368,900	8,989,099
TOTAL CONSUMER STAPLES		66,272,417
ENERGY - 5.9%
Energy Equipment & Services - 0.5%
Shinko Plantech Co. Ltd.	1,264,000	9,499,453

	Shares	Value (Note 1)
Oil, Gas & Consumable Fuels - 5.4%
Inpex Holdings, Inc.	8,474	$ 69,264,230
Nippon Oil Corp.	3,435,000	25,551,044
		94,815,274
TOTAL ENERGY		104,314,727
FINANCIALS - 17.9%
Capital Markets - 2.0%
Daiwa Securities Group, Inc. (d)	1,912,000	21,693,093
Nomura Holdings, Inc.	748,800	13,193,857
		34,886,950
Commercial Banks - 11.4%
Mizuho Financial Group, Inc.	11,974	93,265,341
Sumitomo Mitsui Financial Group, Inc. (d)	7,928	86,763,342
Sumitomo Trust & Banking Co. Ltd.	1,504,000	16,176,745
Tokyo Tomin Bank Ltd. (d)	150,500	6,125,000
		202,330,428
Real Estate Management & Development - 4.5%
Mitsubishi Estate Co. Ltd.	1,273,000	30,475,378
Mitsui Fudosan Co. Ltd.	879,000	21,644,324
Sankei Building Co. Ltd.	304,200	2,928,601
Sumitomo Realty & Development Co. Ltd.	721,000	23,918,264
		78,966,567
TOTAL FINANCIALS		316,183,945
HEALTH CARE - 6.3%
Health Care Equipment & Supplies - 1.2%
Nikkiso Co. Ltd.	1,537,000	13,193,810
Terumo Corp.	210,900	8,529,045
		21,722,855
Pharmaceuticals - 5.1%
Daiichi Sankyo Co. Ltd.	1,057,800	31,473,531
Takeda Pharamaceutical Co. Ltd.	897,200	57,609,202
		89,082,733
TOTAL HEALTH CARE		110,805,588
INDUSTRIALS - 10.5%
Building Products - 0.1%
Toto Ltd. (d)	168,000	1,663,338
Construction & Engineering - 2.8%
JGC Corp.	2,962,000	46,116,640
Meisei Industrial Co. Ltd. (a)(d)	543,000	2,785,568
		48,902,208
Electrical Equipment - 0.6%
Furukawa Electric Co. Ltd.	1,608,000	11,479,823
Machinery - 5.8%
JTEKT Corp.	918,900	19,130,657
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Mitsui Engineering & Shipbuilding Co. (d)	19,307,000	$ 71,972,062
Nabtesco Corp.	915,000	10,991,579
		102,094,298
Road & Rail - 0.9%
East Japan Railway Co.	2,381	16,652,343
Transportation Infrastructure - 0.3%
Mitsui-Soko Co. Ltd. (d)	912,000	5,216,553
TOTAL INDUSTRIALS		186,008,563
INFORMATION TECHNOLOGY - 13.6%
Computers & Peripherals - 0.0%
Fujitsu Ltd.	27,000	220,229
Electronic Equipment & Instruments - 4.1%
Hoya Corp.	223,200	8,625,719
Nidec Corp. (d)	241,200	18,457,080
Nihon Dempa Kogyo Co. Ltd. (d)	33,800	1,387,141
Yamatake Corp.	1,925,700	42,807,971
Yaskawa Electric Corp. (d)	105,000	1,120,383
		72,398,294
Office Electronics - 1.3%
Canon, Inc.	18,900	1,009,071
Konica Minolta Holdings, Inc.	1,708,500	22,758,577
		23,767,648
Semiconductors & Semiconductor Equipment - 3.1%
Tokyo Electron Ltd.	723,600	54,072,027
Software - 5.1%
Nintendo Co. Ltd.	436,400	89,250,073
TOTAL INFORMATION TECHNOLOGY		239,708,271
MATERIALS - 11.0%
Chemicals - 3.6%
Asahi Kasei Corp.	2,401,000	15,334,705
JSR Corp.	14,600	366,997
Mitsubishi Gas Chemical Co., Inc.	3,789,000	36,088,801
Teijin Ltd.	1,748,000	9,759,269
Tokuyama Corp. (d)	205,000	2,580,027
		64,129,799

	Shares	Value (Note 1)
Metals & Mining - 7.4%
Sumitomo Metal Industries Ltd. (d)	17,364,000	$ 65,322,848
Sumitomo Metal Mining Co. Ltd.	4,897,000	64,352,679
		129,675,527
TOTAL MATERIALS		193,805,326
TELECOMMUNICATION SERVICES - 2.3%
Wireless Telecommunication Services - 2.3%
KDDI Corp.	6,487	40,432,825
TOTAL COMMON STOCKS (Cost $1,508,102,823)		1,723,930,065
Money Market Funds - 7.5%

Fidelity Cash Central Fund, 5.34% (b)	26,447,682	26,447,682
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	105,442,967	105,442,967
TOTAL MONEY MARKET FUNDS (Cost $131,890,649)		131,890,649
TOTAL INVESTMENT PORTFOLIO - 105.2% (Cost $1,639,993,472)		1,855,820,714
NET OTHER ASSETS - (5.2)%		(92,433,587)
NET ASSETS - 100%		$ 1,763,387,127
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,426,737
Fidelity Securities Lending Cash Central Fund	2,487,977
Total	$ 3,914,714

Annual Report

See accompanying notes which are an integral part of the financial statements.

Japan

Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $100,306,245) - See accompanying schedule: Unaffiliated issuers (cost $1,508,102,823)	$ 1,723,930,065
Fidelity Central Funds (cost $131,890,649)	131,890,649
Total Investments (cost $1,639,993,472)		$ 1,855,820,714
Receivable for investments sold		23,087,232
Receivable for fund shares sold		2,480,496
Dividends receivable		5,162,583
Interest receivable		91,212
Other receivables		147,470
Total assets		1,886,789,707

Liabilities
Payable for investments purchased	$ 12,805,752
Payable for fund shares redeemed	3,555,478
Accrued management fee	1,066,773
Other affiliated payables	386,593
Other payables and accrued expenses	145,017
Collateral on securities loaned, at value	105,442,967
Total liabilities		123,402,580

Net Assets		$ 1,763,387,127
Net Assets consist of:
Paid in capital		$ 1,495,620,454
Undistributed net investment income		1,292,579
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		50,696,640
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		215,777,454
Net Assets, for 104,622,034 shares outstanding		$ 1,763,387,127
Net Asset Value, offering price and redemption price per share ($1,763,387,127 ÷ 104,622,034 shares)		$ 16.85

Statement of Operations

Year ended October 31, 2006

Investment Income
Dividends		$ 17,314,764
Interest		49
Income from Fidelity Central Funds (including $2,487,977 from security lending)		3,914,714
		21,229,527
Less foreign taxes withheld		(1,212,032)
Total income		20,017,495

Expenses
Management fee Basic fee	$ 12,646,770
Performance adjustment	957,232
Transfer agent fees	3,844,396
Accounting and security lending fees	799,419
Custodian fees and expenses	430,960
Independent trustees' compensation	6,594
Registration fees	179,299
Audit	71,219
Legal	23,169
Interest	782
Miscellaneous	10,244
Total expenses before reductions	18,970,084
Expense reductions	(368,433)	18,601,651
Net investment income (loss)		1,415,844
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	88,177,284
Foreign currency transactions	1,092,409
Total net realized gain (loss)		89,269,693
Change in net unrealized appreciation (depreciation) on: Investment securities	21,853,306
Assets and liabilities in foreign currencies	57,093
Total change in net unrealized appreciation (depreciation)		21,910,399
Net gain (loss)		111,180,092
Net increase (decrease) in net assets resulting from operations		$ 112,595,936

Annual Report

See accompanying notes which are an integral part of the financial statements.

Japan
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,415,844	$ 1,532,783
Net realized gain (loss)	89,269,693	36,054,734
Change in net unrealized appreciation (depreciation)	21,910,399	163,943,488
Net increase (decrease) in net assets resulting from operations	112,595,936	201,531,005
Distributions to shareholders from net investment income	(1,655,031)	-
Distributions to shareholders from net realized gain	(827,515)	-
Total distributions	(2,482,546)	-
Share transactions Proceeds from sales of shares	1,451,989,405	367,814,312
Reinvestment of distributions	2,233,026	-
Cost of shares redeemed	(878,409,948)	(141,878,515)
Net increase (decrease) in net assets resulting from share transactions	575,812,483	225,935,797
Redemption fees	2,315,810	225,720
Total increase (decrease) in net assets	688,241,683	427,692,522

Net Assets
Beginning of period	1,075,145,444	647,452,922
End of period (including undistributed net investment income of $1,292,579 and undistributed net investment income of $1,531,765, respectively)	$ 1,763,387,127	$ 1,075,145,444
Other Information Shares
Sold	83,073,775	27,168,421
Issued in reinvestment of distributions	136,493	-
Redeemed	(50,278,685)	(11,129,707)
Net increase (decrease)	32,931,583	16,038,714

Financial Highlights

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.00	$ 11.63	$ 11.19	$ 8.25	$ 9.67
Income from Investment Operations
Net investment income (loss) C	.01	.03	(.01)	- G	(.07)
Net realized and unrealized gain (loss)	1.85	3.34	.45	2.93	(1.37)
Total from investment operations	1.86	3.37	.44	2.93	(1.44)
Distributions from net investment income	(.02)	-	(.01)	-	-
Distributions from net realized gain	(.01)	-	-	-	-
Total distributions	(.03)	-	(.01)	-	-
Redemption fees added to paid in capital C	.02	- G	.01	.01	.02
Net asset value, end of period	$ 16.85	$ 15.00	$ 11.63	$ 11.19	$ 8.25
Total Return A, B	12.54%	28.98%	4.03%	35.64%	(14.68)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.08%	1.03%	1.04%	1.03%	1.50%
Expenses net of fee waivers, if any	1.08%	1.03%	1.04%	1.03%	1.50%
Expenses net of all reductions	1.05%	1.02%	1.04%	1.03%	1.50%
Net investment income (loss)	.08%	.20%	(.04)%	(.04)%	(.77)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,763,387	$ 1,075,145	$ 647,453	$ 529,352	$ 283,293
Portfolio turnover rate E	78%	74%	99%	86%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Japan Smaller Companies

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan Smaller Companies Fund	-0.36%	15.46%	9.16%

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Japan Smaller Companies Fund on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Russell/Nomura Small Cap Index performed over the same period.

Annual Report

Japan Smaller Companies

Management's Discussion of Fund Performance

Comments from Kenichi Mizushita, Portfolio Manager of Fidelity® Japan Smaller Companies Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

During the past year, the fund returned -0.36%, outpacing the Russell/Nomura Small CapTM Index, which declined 1.27%. The fund's stock selection in the financials sector helped performance versus the index, led by its holdings in real estate developers, whose share prices rose on growing demand for housing and office space. Some good picks in technology also boosted returns. Looking at individual contributors, Token Corporation is a Nagoya-based builder of condominiums, apartments and houses. The company's construction-order growth was very strong, its gross profit margin improved and its stock did well. Sumco is engaged primarily in the manufacture of silicon wafers for the semiconductor industry. Sales expanded steadily, and the company was able to raise prices, benefiting its stock performance. The fund was hurt by weak stock selection in industrials, software/services and consumer services. In terms of individual detractors, Rex Holdings, an operator of restaurant chains and a convenience store franchise, saw its share price decline sharply after revising earnings projections downward for 2006. Sammy NetWorks provides Internet games and entertainment through mobile phones. In addition to being pulled down along with other Internet-related stocks, a disappointing near-term earnings outlook weighed on Sammy's share price. As we were not convinced that its new businesses could give impetus to the company's growth momentum, I sold the stock.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Japan Smaller Companies

Investment Changes

Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.1	97.9
Short-Term Investments and Net Other Assets	4.9	2.1
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Token Corp. (Household Durables)	2.6	1.3
Yamada Denki Co. Ltd. (Specialty Retail)	2.3	1.8
Furukawa Electric Co. Ltd. (Electrical Equipment)	2.2	1.1
Fujikura Ltd. (Electrical Equipment)	2.1	0.0
Konica Minolta Holdings, Inc. (Office Electronics)	2.0	1.7
Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	2.0	1.2
C. Uyemura & Co. Ltd. (Chemicals)	1.8	0.8
Murata Manufacturing Co. Ltd. (Electronic Equipment & Instruments)	1.7	1.4
Sumco Corp. (Semiconductors & Semiconductor Equipment)	1.7	1.5
Hitachi Construction Machinery Co. Ltd. (Machinery)	1.7	2.3
	20.1
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.7	24.5
Industrials	23.0	24.6
Consumer Discretionary	22.5	26.7
Financials	9.6	7.0
Materials	7.3	9.6
Health Care	3.3	2.5
Consumer Staples	3.2	2.6
Energy	1.0	0.0
Telecommunication Services	0.5	0.4

Annual Report

Japan Smaller Companies

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 22.5%
Auto Components - 5.8%
Alpha Corp. (d)	50,500	$ 1,446,435
F-Tech, Inc.	255,400	5,721,170
Fine Sinter Co. Ltd.	417,000	1,982,319
Fuji Kiko Co. Ltd. (d)	805,000	2,202,462
H-One Co. Ltd.	193,600	2,714,638
NGK Spark Plug Co. Ltd.	397,000	8,367,006
NHK Spring Co. Ltd.	1,717,000	18,981,542
Nippon Seiki Co. Ltd.	747,000	17,851,104
Nissin Kogyo Co. Ltd.	137,900	3,301,300
NOK Corp.	154,000	4,042,237
Toyota Industries Corp.	96,700	4,216,570
		70,826,783
Automobiles - 1.0%
Mazda Motor Corp.	1,347,000	9,109,756
Yachiyo Industry Co. Ltd. (d)	136,800	3,163,851
		12,273,607
Distributors - 0.1%
Jin Co. Ltd. (d)	100,000	1,273,940
Diversified Consumer Services - 0.5%
Best Bridal, Inc.	849	5,879,703
Hotels, Restaurants & Leisure - 2.8%
Rex Holdings Co. Ltd. (d)	8,500	14,752,908
Round One Corp. (d)	882	3,604,617
Zensho Co. Ltd. (d)	1,419,508	16,445,224
		34,802,749
Household Durables - 3.2%
Mitsui Home Co. Ltd.	233,000	1,721,204
Sohken Homes Co. Ltd. (d)	1,029	1,583,618
Sumitomo Forestry Co. Ltd.	335,000	3,677,668
Token Corp. (d)	419,090	31,639,573
		38,622,063
Internet & Catalog Retail - 0.2%
Felissimo Corp. (d)	87,300	2,410,901
Leisure Equipment & Products - 0.1%
Endo Manufacturing Co. Ltd.	281,000	2,003,711
Media - 0.7%
Gentosha, Inc.	14	57,934
Toei Co. Ltd.	1,223,000	8,187,492
		8,245,426
Specialty Retail - 6.5%
Alpen Co. Ltd.	213,300	6,419,426
Bic Camera, Inc.	60	83,618
Hikari Tsushin, Inc. (d)	183,100	9,643,434
Meganesuper Co. Ltd.	104,500	873,812
Nishimatsuya Chain Co. Ltd. (d)	772,700	15,095,927
Shimachu Co. Ltd.	130,900	3,749,273
USS Co. Ltd.	244,740	15,526,427
Yamada Denki Co. Ltd.	275,400	27,408,141
		78,800,058

	Shares	Value (Note 1)
Textiles, Apparel & Luxury Goods - 1.6%
Asics Corp.	891,000	$ 11,937,389
Japan Vilene Co. Ltd.	210,000	1,283,772
Seiren Co. Ltd. (d)	559,700	6,139,664
		19,360,825
TOTAL CONSUMER DISCRETIONARY		274,499,766
CONSUMER STAPLES - 3.2%
Food & Staples Retailing - 2.5%
Cosmos Pharmaceutical Corp. (d)	310,700	7,995,956
Create SD Co. Ltd.	105,100	1,716,322
Daikokutenbussan Co. Ltd.	242,400	5,025,821
Kirindo Co. Ltd.	280,700	2,416,766
Valor Co. Ltd. (d)	890,100	13,089,706
		30,244,571
Food Products - 0.7%
Ariake Japan Co. Ltd. (d)	66,800	1,227,941
Frente Co. Ltd.	179,500	3,376,368
Hokuto Corp. (d)	242,600	3,988,713
		8,593,022
TOTAL CONSUMER STAPLES		38,837,593
ENERGY - 1.0%
Energy Equipment & Services - 0.4%
Shinko Plantech Co. Ltd.	584,000	4,388,988
Oil, Gas & Consumable Fuels - 0.6%
AOC Holdings, Inc.	220,800	4,002,189
Japan Petroleum Exploration Co. Ltd. (d)	64,000	3,726,402
		7,728,591
TOTAL ENERGY		12,117,579
FINANCIALS - 9.6%
Capital Markets - 0.6%
Asset Managers Co. Ltd. (d)	1,855	5,075,240
Risa Partners, Inc. (d)	571	2,660,696
		7,735,936
Commercial Banks - 3.5%
Bank of Yokohama Ltd.	1,039,000	8,030,575
Chiba Bank Ltd.	1,030,000	9,229,139
Hiroshima Bank Ltd.	824,000	4,924,556
Kansai Urban Banking Corp. (d)	642,000	2,832,353
The Keiyo Bank Ltd.	1,347,000	7,727,745
Tokyo Tomin Bank Ltd. (d)	228,700	9,307,559
		42,051,927
Real Estate Management & Development - 5.4%
Arealink Co. Ltd.	2,694	1,577,796
Daibiru Corp.	216,900	2,531,366
Heiwa Real Estate Co. Ltd. (d)	503,000	3,375,983
Joint Corp.	254,600	10,013,338
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate Management & Development - continued
Kenedix, Inc.	1,215	$ 6,825,026
KK daVinci Advisors (a)(d)	1,435	1,570,452
NTT Urban Development Co.	616	5,319,426
Sankei Building Co. Ltd.	223,500	2,151,684
Sumitomo Realty & Development Co. Ltd.	717,000	23,785,569
Sun Frontier Fudousan Co. Ltd. (d)	1,949	4,449,239
Suruga Corp.	31,600	2,474,829
Toc Co. Ltd.	280,500	1,530,087
Tokyu Community Corp.	18,300	558,576
		66,163,371
Thrifts & Mortgage Finance - 0.1%
Atrium Co. Ltd.	22,600	770,982
TOTAL FINANCIALS		116,722,216
HEALTH CARE - 3.3%
Health Care Equipment & Supplies - 2.5%
Hogy Medical Co.	308,800	12,488,236
Nakanishi, Inc.	29,500	3,591,655
Sysmex Corp. (d)	344,600	13,877,104
		29,956,995
Health Care Providers & Services - 0.1%
I'rom Co. Ltd.	98	35,275
Tokai Corp.	118,800	1,564,227
		1,599,502
Life Sciences Tools & Services - 0.4%
Shin Nippon Biomedical Laboratories Ltd. (d)	272,100	4,494,675
Soiken, Inc. (d)	685	978,069
		5,472,744
Pharmaceuticals - 0.3%
Sawai Pharmaceutical Co. Ltd. (d)	46,100	2,132,362
Towa Pharmaceutical Co. Ltd. (d)	34,100	935,884
		3,068,246
TOTAL HEALTH CARE		40,097,487
INDUSTRIALS - 23.0%
Air Freight & Logistics - 1.2%
I-LOGISTICS Corp.	34,000	99,709
Kintetsu World Express, Inc.	188,200	4,336,517
SBS Co. Ltd. (d)	1,732	5,034,884
Yusen Air & Sea Service Co. Ltd.	227,900	5,251,287
		14,722,397
Building Products - 0.6%
Comany, Inc.	348,100	4,690,541
Wavelock Holdings Co. Ltd. (d)	305,700	2,025,629
		6,716,170

	Shares	Value (Note 1)
Commercial Services & Supplies - 2.3%
Career Design Center Co. Ltd. (e)	3,292	$ 9,006,840
Certo Corp.	63,600	2,098,974
Gakujo Co. Ltd.	513,200	6,274,590
Intelligence Ltd. (d)	2,478	5,381,430
Nihonwasou Holdings, Inc. (d)	867	867,297
Relo Holdings Corp.	13,300	272,345
TFP Consulting Group Co. Ltd.	1,362	4,331,943
		28,233,419
Construction & Engineering - 2.0%
Chiyoda Corp.	199,000	3,607,045
COMSYS Holdings Corp.	736,000	7,790,424
JGC Corp.	236,000	3,674,385
Kyowa Exeo Corp.	677,000	6,315,040
Meisei Industrial Co. Ltd. (a)(d)	633,000	3,247,264
		24,634,158
Electrical Equipment - 5.4%
Endo Lighting Corp.	424,500	4,028,685
Fujikura Ltd.	2,375,000	25,402,917
Furukawa Electric Co. Ltd. (d)	3,804,000	27,157,491
Iwabuchi Corp.	238,000	1,383,721
Nippon Carbon Co. Ltd.	426,000	1,668,160
Sansha Electric Manufacturing Co. Ltd.	85,000	737,645
Sumitomo Wiring Systems Ltd.	331,000	5,716,656
		66,095,275
Machinery - 8.2%
Hitachi Construction Machinery Co. Ltd.	839,900	19,963,424
Ishikawajima-Harima Heavy Industries Co. Ltd. (d)	4,462,000	15,031,020
JTEKT Corp.	548,300	11,415,104
Mitsui Engineering & Shipbuilding Co.	4,035,000	15,041,553
Miyachi Corp.	78,000	1,377,138
Nihon Trim Co. Ltd. (d)	45,700	2,199,821
Nitchitsu Co. Ltd.	48,000	164,159
Nitta Corp.	303,100	5,558,734
NTN Corp.	1,425,000	11,732,858
Obara Corp. (d)	44,250	1,736,555
Organo Corp.	174,000	1,640,920
OSG Corp.	487,700	7,188,738
Sumitomo Heavy Industries Ltd.	374,000	3,204,070
Taiho Kogyo Co. Ltd.	115,700	1,482,851
TCM Corp. (d)	595,000	1,699,128
		99,436,073
Road & Rail - 1.0%
Hamakyorex Co. Ltd. (d)	172,400	4,584,166
Ichinen Co. Ltd.	880,500	7,460,461
		12,044,627
Trading Companies & Distributors - 2.3%
Itochu Corp.	1,997,000	15,913,168
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Trading Companies & Distributors - continued
Marubeni Corp.	2,204,000	$ 11,287,586
Meiji Electric Industries Co. Ltd.	34,300	929,643
		28,130,397
TOTAL INDUSTRIALS		280,012,516
INFORMATION TECHNOLOGY - 24.7%
Electronic Equipment & Instruments - 13.5%
A&D Co. Ltd.	310,900	6,658,726
Canon Electronics, Inc.	151,200	6,231,054
Excel Co. Ltd.	124,100	2,270,640
Forval Corp.	217,200	928,523
Hamamatsu Photonics KK (d)	432,400	12,495,828
Hioki EE Corp. (d)	46,200	1,422,025
Hokuriku Electric Industry (d)	1,837,000	5,245,879
Honda Tsushin Kogyo Co. Ltd. (d)	216,300	1,568,249
Ibiden Co. Ltd.	311,000	16,299,847
Meiko Electronics Co. Ltd. (d)	458,700	18,432,713
Murata Manufacturing Co. Ltd.	302,600	21,163,373
Nagano Keiki Co. Ltd. (d)	268,220	3,545,384
Nidec Corp.	100,000	7,652,189
Nippon Electric Glass Co. Ltd.	670,000	14,435,705
Optoelectronics Co. Ltd. (d)	97,400	2,573,239
Seikoh Giken Co. Ltd.	5,600	157,045
Shibaura Electronics Co. Ltd.	91,500	1,623,311
Shizuki Electric Co., Inc.	302,000	1,316,861
Sokkia Co. Ltd.	158,000	628,164
Star Micronics Co. Ltd. (d)	775,100	14,413,839
Sunx Ltd.	1,489,600	15,894,501
Yokogawa Electric Corp.	700,000	9,605,849
		164,562,944
Internet Software & Services - 1.4%
Acca Networks Co. Ltd. (a)(d)	258	333,088
Telewave, Inc. (d)	8,287	16,508,816
		16,841,904
IT Services - 2.3%
Bit-isle, Inc.	264	1,327,223
CAC Corp.	584,500	5,477,189
Hitachi Systems & Services Ltd.	136,000	2,703,488

	Shares	Value (Note 1)
INTEC Holdings Ltd. (a)	370,600	$ 4,905,000
Otsuka Corp. (d)	128,800	14,139,809
		28,552,709
Office Electronics - 2.5%
Canon Fintech, Inc.	342,200	6,188,039
Konica Minolta Holdings, Inc. (d)	1,832,000	24,403,695
		30,591,734
Semiconductors & Semiconductor Equipment - 4.6%
Elpida Memory, Inc. (a)	389,200	18,168,879
Furuya Metal Co. Ltd.	5,500	935,790
Micronics Japan Co. Ltd. (d)	549,900	15,609,337
Sumco Corp. (d)	290,400	20,657,730
		55,371,736
Software - 0.4%
Alpha Systems, Inc. (d)	94,300	2,781,592
Cybernet Systems Co. Ltd. (d)	2,592	1,914,747
		4,696,339
TOTAL INFORMATION TECHNOLOGY		300,617,366
MATERIALS - 7.3%
Chemicals - 5.5%
C. Uyemura & Co. Ltd.	329,700	21,762,005
Ebara-Udylite Co. Ltd.	71,500	2,072,375
Lintec Corp.	834,300	19,045,666
Mitsubishi Rayon Co. Ltd.	715,000	4,511,543
Nippon Parkerizing Co. Ltd.	147,000	2,595,375
Osaka Organic Chemical Industry Ltd.	234,600	1,498,343
Soken Chemical & Engineer Co. Ltd. (d)	57,600	1,570,999
Taiyo Kagaku	328,800	3,359,405
Takiron Co. Ltd.	609,000	2,140,039
Tohcello Co. Ltd. (d)	640,000	8,180,575
		66,736,325
Containers & Packaging - 0.3%
Fuji Seal International, Inc. (d)	131,700	3,490,681
Metals & Mining - 1.5%
Furukawa-Sky Aluminium Corp.	1,030,000	4,861,149
Sanyo Special Steel Co. Ltd.	405,000	2,697,461
Sumitomo Metal Mining Co. Ltd.	497,000	6,531,199
Tokyo Steel Manufacturing Co. Ltd.	310,400	4,755,787
		18,845,596
TOTAL MATERIALS		89,072,602
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
Mitsui & Associates Telepark Corp. (d)	2,250	5,540,356
TOTAL COMMON STOCKS (Cost $898,640,374)		1,157,517,481
Money Market Funds - 13.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.34% (b)	34,350,920	$ 34,350,920
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	134,186,435	134,186,435
TOTAL MONEY MARKET FUNDS (Cost $168,537,355)		168,537,355
TOTAL INVESTMENT PORTFOLIO - 108.9% (Cost $1,067,177,729)		1,326,054,836
NET OTHER ASSETS - (8.9)%		(108,815,760)
NET ASSETS - 100%		$ 1,217,239,076
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,144,641
Fidelity Securities Lending Cash Central Fund	4,456,287
Total	$ 6,600,928
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Career Design Center Co. Ltd.	$ 3,884,084	$ 4,478,113	$ 1,246,702	$ 49,925	$ 9,006,840

Annual Report

See accompanying notes which are an integral part of the financial statements.

Japan Smaller Companies

Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $127,555,729) - See accompanying schedule: Unaffiliated issuers (cost $889,912,214)	$ 1,148,510,641
Fidelity Central Funds (cost $168,537,355)	168,537,355
Other affiliated issuers (cost $8,728,160)	9,006,840
Total Investments (cost $1,067,177,729)		$ 1,326,054,836
Cash		1,303
Receivable for investments sold		30,426,108
Receivable for fund shares sold		365,909
Dividends receivable		3,568,927
Interest receivable		135,239
Other receivables		214,192
Total assets		1,360,766,514

Liabilities
Payable for investments purchased	$ 3,980,574
Payable for fund shares redeemed	4,251,741
Accrued management fee	729,386
Other affiliated payables	265,519
Other payables and accrued expenses	113,783
Collateral on securities loaned, at value	134,186,435
Total liabilities		143,527,438

Net Assets		$ 1,217,239,076
Net Assets consist of:
Paid in capital		$ 885,001,413
Undistributed net investment income		1,482,630
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		71,929,405
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		258,825,628
Net Assets, for 90,656,364 shares outstanding		$ 1,217,239,076
Net Asset Value, offering price and redemption price per share ($1,217,239,076 ÷ 90,656,364 shares)		$ 13.43

Statement of Operations

Year ended October 31, 2006

Investment Income
Dividends (including $49,925 received from other affiliated issuers)		$ 12,915,489
Interest		76
Income from Fidelity Central Funds (including $4,456,287 from security lending)		6,600,928
		19,516,493
Less foreign taxes withheld		(904,637)
Total income		18,611,856

Expenses
Management fee	$ 12,227,864
Transfer agent fees	3,315,117
Accounting and security lending fees	786,938
Custodian fees and expenses	825,478
Independent trustees' compensation	6,662
Registration fees	107,421
Audit	61,904
Legal	26,177
Interest	3,918
Miscellaneous	13,993
Total expenses before reductions	17,375,472
Expense reductions	(246,675)	17,128,797
Net investment income (loss)		1,483,059
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	72,623,797
Other affiliated issuers	(454,174)
Foreign currency transactions	433,477
Total net realized gain (loss)		72,603,100
Change in net unrealized appreciation (depreciation) on: Investment securities	(136,416,727)
Assets and liabilities in foreign currencies	29,272
Total change in net unrealized appreciation (depreciation)		(136,387,455)
Net gain (loss)		(63,784,355)
Net increase (decrease) in net assets resulting from operations		$ (62,301,296)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Japan Smaller Companies
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,483,059	$ 2,833,069
Net realized gain (loss)	72,603,100	104,804,644
Change in net unrealized appreciation (depreciation)	(136,387,455)	160,290,320
Net increase (decrease) in net assets resulting from operations	(62,301,296)	267,928,033
Distributions to shareholders from net investment income	(2,096,615)	(1,062,984)
Distributions to shareholders from net realized gain	(87,009,291)	(5,323,788)
Total distributions	(89,105,906)	(6,386,772)
Share transactions Proceeds from sales of shares	937,781,955	408,744,851
Reinvestment of distributions	81,250,595	5,778,163
Cost of shares redeemed	(1,059,732,471)	(549,007,259)
Net increase (decrease) in net assets resulting from share transactions	(40,699,921)	(134,484,245)
Redemption fees	2,673,266	524,593
Total increase (decrease) in net assets	(189,433,857)	127,581,609

Net Assets
Beginning of period	1,406,672,933	1,279,091,324
End of period (including undistributed net investment income of $1,482,630 and undistributed net investment income of $2,487,857, respectively)	$ 1,217,239,076	$ 1,406,672,933
Other Information Shares
Sold	57,660,133	31,449,513
Issued in reinvestment of distributions	5,471,421	493,860
Redeemed	(71,185,943)	(43,664,409)
Net increase (decrease)	(8,054,389)	(11,721,036)

Financial Highlights

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.25	$ 11.58	$ 10.35	$ 6.52	$ 6.97
Income from Investment Operations
Net investment income (loss) C	.01	.03	.01	.01	- G
Net realized and unrealized gain (loss)	- G	2.69	1.20	3.81	(.47)
Total from investment operations	.01	2.72	1.21	3.82	(.47)
Distributions from net investment income	(.02)	(.01)	(.02)	-	-
Distributions from net realized gain	(.83)	(.05)	-	-	-
Total distributions	(.85)	(.06)	(.02)	-	-
Redemption fees added to paid in capital C	.02	.01	.04	.01	.02
Net asset value, end of period	$ 13.43	$ 14.25	$ 11.58	$ 10.35	$ 6.52
Total Return A, B	(.36)%	23.69%	12.12%	58.74%	(6.46)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	1.02%	1.04%	1.12%	1.19%
Expenses net of fee waivers, if any	1.02%	1.02%	1.04%	1.12%	1.19%
Expenses net of all reductions	1.01%	1.01%	1.04%	1.12%	1.19%
Net investment income (loss)	.09%	.22%	.11%	.19%	(.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,217,239	$ 1,406,673	$ 1,279,091	$ 931,728	$ 408,611
Portfolio turnover rate E	98%	65%	57%	43%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Latin America

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity Latin America Fund	43.57%	34.24%	14.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the MSCI EM - Latin America Index performed over the same period.
Annual Report

Latin America

Management's Discussion of Fund Performance

Comments from Brent Bottamini and Adam Kutas, Co-Portfolio Managers of Fidelity® Latin America Fund

The 12-month period ending October 31, 2006, was volatile for emerging-markets stocks. On the whole, they rose sharply early on thanks to steady global economic growth, plunged at the period's midpoint after inflation concerns grew, and rallied in the final quarter when evidence suggested inflation fears were overblown. The performance benchmark of emerging markets - the Morgan Stanley Capital InternationalSM (MSCI) Emerging Markets Index - gained 35.42% for the one-year time frame, but lost 1.71% in the final six months of the period. If the benchmark can hold on to these gains through the end of 2006, it would mark the fourth consecutive calendar year that it's put up a double-digit positive return. But anything can happen given the volatility inherent in this asset class. On a country-level basis for the past year, Indonesia, Hong Kong, China and Russia were among the best performers. Israel was weak, however, pressured by military conflicts in the region, while Argentina was one of the only benchmark constituents with a negative return.

For the 12 months ending October 31, 2006, the fund returned 43.57%, outperforming the 38.47% return of the MSCI Emerging Markets - Latin America index. Security selection in materials - which declined as a percentage of net assets - and telecommunication services boosted performance versus the index, as did stock selection in and an overweighting of industrials. Stock picking in Brazil also contributed. On an absolute basis, favorable currency movements helped lift performance. Conversely, a modest cash position, an underweighting and poor stock selection in energy, and weak results from the fund's small stake in U.S. stocks detracted from relative performance. Top individual contributors included steel companies Usiminas and Siderurgica Nacional from Brazil and Gerdau AmeriSteel (traded on the Toronto Stock Exchange); Brazilian airline TAM; copper producer Grupo Mexico; and Brazilian retailer Lojas Renner. Underweightings in Telefonos de Mexico and energy stocks Petrobras from Brazil and Luxembourg-based Tenaris dampened returns, as did overweighting Chilean materials firm Acero del Pacifico. Some of the stocks mentioned here were no longer held at period end.

Note to shareholders: Fidelity Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2006, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Latin America

Investment Changes

Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.3	96.8
Short-Term Investments and Net Other Assets	2.7	3.2
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil SA de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	11.4	9.2
Petroleo Brasileiro SA Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	6.0	5.9
Cemex SA de CV sponsored ADR (Mexico, Construction Materials)	5.4	5.3
Banco Itau Holding Financeira SA (non-vtg.) (Brazil, Commercial Banks)	4.8	4.3
Banco Bradesco SA (PN) (Brazil, Commercial Banks)	4.8	4.7
Uniao de Bancos Brasileiros SA (Unibanco) (Brazil, Commercial Banks)	4.5	3.9
Petroleo Brasileiro SA Petrobras (Brazil, Oil, Gas & Consumable Fuels)	4.4	4.4
TAM SA (PN) (ltd.-vtg.) (Brazil, Airlines)	3.6	1.6
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	3.3	2.5
Grupo Televisa SA de CV (Mexico, Media)	3.3	2.5
	51.5
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	21.9	31.8
Financials	16.6	14.3
Telecommunication Services	14.1	14.7
Energy	10.4	10.2
Industrials	10.2	6.1
Consumer Staples	9.7	8.4
Consumer Discretionary	8.7	6.5
Utilities	4.5	3.8
Information Technology	0.6	0.4
Health Care	0.6	0.6

Annual Report

Latin America

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (Note 1)
Brazil - 53.9%
AES Tiete SA (PN) (non-vtg.)	406,600,000	$ 10,319,778
Aracruz Celulose SA (PN-B) sponsored ADR (non-vtg.)	876,400	48,219,528
Banco Bradesco SA:
(PN)	1,240,754	44,014,604
(PN) sponsored ADR (non-vtg.)	2,932,300	104,947,017
Banco Itau Holding Financeira SA:
(PN) (non-vtg.)	2,648,340	87,156,486
sponsored ADR (non-vtg.)	1,884,500	62,565,400
Banco Nossa Caixa SA	889,000	21,164,096
Brascan Residential Properties SA	1,597,000	12,829,706
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	939,026	40,997,875
sponsored ADR	74,145	2,919,089
Companhia de Saneamento de Minas Minas Gerais	1,215,800	11,351,631
Companhia Siderurgica Nacional SA (CSN) sponsored ADR	973,600	30,347,112
Companhia Vale do Rio Doce:
(PN-A)	423,800	9,091,609
(PN-A) sponsored ADR (non-vtg.)	2,920,600	63,435,432
sponsored ADR	3,264,000	83,036,160
Confab Industrial SA (PN) (non-vtg.)	2,942,422	5,607,231
Cosan SA Industria E Comercio	761,500	13,017,702
CSU Cardsystem SA sponsored ADR (e)	74,667	1,297,343
Diagnosticos da America SA (a)	717,200	14,132,960
Duratex SA (PN)	2,015,900	24,330,152
Eletropaulo Metropolitana SA (PN-B) (a)	292,450,000	12,975,164
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	696,200	28,982,806
Embratel Participacoes SA sponsored ADR	812,400	13,225,872
Empresa Nacional de Comercio Redito e Participacoes SA (PN)	11,465,310	90,716
Energias do Brasil SA	614,300	8,478,545
Gafisa SA (a)	1,491,100	21,729,248
Klabin SA (PN) (non-vtg.)	5,429,900	11,717,019
Localiza Rent a Car SA	409,800	10,182,793
Lojas Renner SA	2,053,000	25,602,569
Medial Saude SA	1,736,600	17,601,224
Natura Cosmeticos SA	1,144,000	15,682,578
Perdigao SA (ON)	701,000	8,087,202
Petroleo Brasileiro SA Petrobras:
(ON)	198,500	4,380,722
(PN) (non-vtg.)	3,054,780	61,352,424
(PN) sponsored ADR (non-vtg.)	1,536,500	124,395,040
sponsored ADR	1,496,530	132,832,003
Profarma Distribuidora de Produtos Farmaceuticos SA	511,000	6,444,185

	Shares	Value (Note 1)
Submarino SA	1,915,400	$ 39,104,220
TAM SA:
(PN) (ltd.-vtg.)	2,636,400	80,286,446
(PN) sponsored ADR (ltd. vtg.)	1,028,000	31,405,400
Terna Participacoes SA unit	370,300	3,905,359
Totvs SA	944,500	19,895,820
Tractebel Energia SA	1,875,300	14,934,080
Uniao de Bancos Brasileiros SA (Unibanco):
unit	431,200	3,405,695
GDR	1,747,000	137,576,250
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A) (non-vtg.)	1,482,300	50,326,197
Vivo Participacoes SA (PN) sponsored ADR (d)	9,015,200	31,463,048
Votorantim Celulose e Papel SA:
(PN) (non-vtg.)	96,565	1,778,402
sponsored ADR (non-vtg.) (d)	4,158,250	75,888,063
TOTAL BRAZIL		1,684,510,001
Cayman Islands - 0.6%
Apex Silver Mines Ltd. (a)	1,187,600	18,764,080
Chile - 6.4%
Compania Acero del Pacifico SA	3,634,386	46,930,766
Compania de Telecomunicaciones de Chile SA sponsored ADR	337,700	2,553,012
Compania Sudamericana de Vapores	3,726,279	4,720,309
Empresa Nacional de Electricidad SA sponsored ADR	780,000	25,404,600
Enersis SA sponsored ADR	1,410,800	19,454,932
Inversiones Aguas Metropolitanas SA ADR (e)	1,513,500	33,434,027
Lan Airlines SA sponsored ADR	1,427,400	61,592,310
Vina Concha y Toro SA sponsored ADR	152,150	4,716,650
TOTAL CHILE		198,806,606
Mexico - 34.3%
Alsea SA de CV	2,856,000	13,703,064
America Movil SA de CV Series L sponsored ADR	8,303,400	355,966,753
AXTEL SA de CV unit	3,520,438	7,528,948
Cemex SA de CV sponsored ADR	5,470,538	168,164,338
Corporacion Geo SA de CV Series B (a)	9,088,700	42,027,156
Fomento Economico Mexicano SA de CV sponsored ADR	1,049,065	101,434,095
Gruma SA de CV Series B	3,293,200	10,806,363
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	1,463,600	55,236,264
Grupo Mexico SA de CV Series B	8,335,969	29,144,306
Grupo Televisa SA de CV	1,507,400	7,455,354
Grupo Televisa SA de CV (CPO) sponsored ADR	3,828,500	94,487,380
Industrias Penoles SA de CV	2,294,500	18,984,110
Sare Holding SA de CV Series B (a)	6,080,300	7,282,000
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - continued
Telefonos de Mexico SA de CV Series L sponsored ADR	1,214,500	$ 32,050,655
Urbi, Desarrollos Urbanos, SA de CV (a)	8,169,300	25,036,973
Wal-Mart de Mexico SA de CV Series V	29,340,486	102,225,860
TOTAL MEXICO		1,071,533,619
Panama - 0.6%
Copa Holdings SA Class A	508,100	19,256,990
Spain - 0.8%
Banco Bilbao Vizcaya Argentaria SA	309,400	7,487,480
Banco Santander Central Hispano SA	992,900	17,185,097
TOTAL SPAIN		24,672,577
United States of America - 0.7%
Newmont Mining Corp.	481,000	21,774,870
TOTAL COMMON STOCKS (Cost $2,090,535,711)		3,039,318,743
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 5.34% (b)	65,788,986	65,788,986
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	2,974,875	2,974,875
TOTAL MONEY MARKET FUNDS (Cost $68,763,861)		68,763,861
Cash Equivalents - 0.1%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 5.3%, dated 10/31/06 due 11/1/06 (Collateralized by U.S. Treasury Obligations) # (Cost $2,339,000)	$ 2,339,345	2,339,000
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $2,161,638,572)		3,110,421,604
NET OTHER ASSETS - 0.4%		12,050,982
NET ASSETS - 100%		$ 3,122,472,586
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $ 34,731,370 or 1.1% of net assets.

# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$2,339,000 due 11/01/06 at 5.30%
BNP Paribas Securities Corp.	$ 1,277,142
Banc of America Securities LLC	329,380
Barclays Capital, Inc.	732,478
$ 2,339,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,495,113
Fidelity Securities Lending Cash Central Fund	958,757
Total	$ 5,453,870

Annual Report

See accompanying notes which are an integral part of the financial statements.

Latin America

Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $2,954,545 and repurchase agreements of $2,339,000) - See accompanying schedule: Unaffiliated issuers (cost $2,092,874,711)	$ 3,041,657,743
Fidelity Central Funds (cost $68,763,861)	68,763,861
Total Investments (cost $2,161,638,572)		$ 3,110,421,604
Cash		197
Foreign currency held at value (cost $555,009)		554,004
Receivable for investments sold		19,227,013
Receivable for fund shares sold		6,880,789
Dividends receivable		5,949,305
Interest receivable		466,411
Other receivables		84,348
Total assets		3,143,583,671

Liabilities
Payable for investments purchased	$ 9,408,464
Payable for fund shares redeemed	6,026,197
Accrued management fee	1,795,431
Other affiliated payables	612,865
Other payables and accrued expenses	293,253
Collateral on securities loaned, at value	2,974,875
Total liabilities		21,111,085

Net Assets		$ 3,122,472,586
Net Assets consist of:
Paid in capital		$ 2,092,144,433
Undistributed net investment income		48,654,473
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		32,877,080
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		948,796,600
Net Assets, for 75,914,971 shares outstanding		$ 3,122,472,586
Net Asset Value, offering price and redemption price per share ($3,122,472,586 ÷ 75,914,971 shares)		$ 41.13

Statement of Operations

Year ended October 31, 2006

Investment Income
Dividends		$ 85,295,689
Interest		23,851
Income from Fidelity Central Funds (including $958,757 from security lending)		5,453,870
		90,773,410
Less foreign taxes withheld		(6,290,272)
Total income		84,483,138

Expenses
Management fee	$ 18,581,946
Transfer agent fees	5,490,623
Accounting and security lending fees	1,110,737
Custodian fees and expenses	1,400,974
Independent trustees' compensation	9,784
Registration fees	328,083
Audit	89,867
Legal	32,763
Interest	158,810
Miscellaneous	11,833
Total expenses before reductions	27,215,420
Expense reductions	(717,519)	26,497,901
Net investment income (loss)		57,985,237
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,561,152
Foreign currency transactions	(972,233)
Total net realized gain (loss)		36,588,919
Change in net unrealized appreciation (depreciation) on: Investment securities	585,353,162
Assets and liabilities in foreign currencies	(13,418)
Total change in net unrealized appreciation (depreciation)		585,339,744
Net gain (loss)		621,928,663
Net increase (decrease) in net assets resulting from operations		$ 679,913,900

Annual Report

See accompanying notes which are an integral part of the financial statements.

Latin America Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 57,985,237	$ 18,097,464
Net realized gain (loss)	36,588,919	80,919,152
Change in net unrealized appreciation (depreciation)	585,339,744	247,588,239
Net increase (decrease) in net assets resulting from operations	679,913,900	346,604,855
Distributions to shareholders from net investment income	(25,559,551)	(6,575,674)
Distributions to shareholders from net realized gain	(20,858,777)	-
Total distributions	(46,418,328)	(6,575,674)
Share transactions Proceeds from sales of shares	2,691,422,984	1,044,234,301
Reinvestment of distributions	44,620,920	6,298,102
Cost of shares redeemed	(1,635,956,243)	(365,491,989)
Net increase (decrease) in net assets resulting from share transactions	1,100,087,661	685,040,414
Redemption fees	4,806,595	1,678,494
Total increase (decrease) in net assets	1,738,389,828	1,026,748,089

Net Assets
Beginning of period	1,384,082,758	357,334,669
End of period (including undistributed net investment income of $48,654,473 and undistributed net investment income of $16,852,142, respectively)	$ 3,122,472,586	$ 1,384,082,758
Other Information Shares
Sold	73,372,373	42,509,771
Issued in reinvestment of distributions	1,389,117	323,696
Redeemed	(45,918,289)	(15,505,564)
Net increase (decrease)	28,843,201	27,327,903

Financial Highlights

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 29.40	$ 18.10	$ 13.38	$ 8.92	$ 10.40
Income from Investment Operations
Net investment income (loss) C	.82	.57	.40	.20	.17
Net realized and unrealized gain (loss)	11.68	10.98	4.53	4.42	(1.41)
Total from investment operations	12.50	11.55	4.93	4.62	(1.24)
Distributions from net investment income	(.46)	(.30)	(.23)	(.17)	(.25)
Distributions from net realized gain	(.38)	-	-	-	-
Total distributions	(.84)	(.30)	(.23)	(.17)	(.25)
Redemption fees added to paid in capital C	.07	.05	.02	.01	.01
Net asset value, end of period	$ 41.13	$ 29.40	$ 18.10	$ 13.38	$ 8.92
Total Return A, B	43.57%	64.94%	37.47%	52.83%	(12.37)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.05%	1.10%	1.19%	1.31%	1.44%
Expenses net of fee waivers, if any	1.05%	1.10%	1.19%	1.31%	1.44%
Expenses net of all reductions	1.02%	1.04%	1.16%	1.31%	1.41%
Net investment income (loss)	2.23%	2.38%	2.56%	1.89%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,122,473	$ 1,384,083	$ 357,335	$ 219,519	$ 140,399
Portfolio turnover rate E	60%	40%	25%	28%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Nordic

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity Nordic Fund	29.68%	18.92%	13.82%

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the FTSE World Nordic Index performed over the same period.

Annual Report

Nordic

Management's Discussion of Fund Performance

Comments from Trygve Toraasen, Portfolio Manager of Fidelity® Nordic Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

The fund returned 29.68%, trailing the Financial Times Stock Exchange (FTSE) World Nordic Index, which gained 35.96% during a 12-month period when the global economic expansion benefited many Nordic companies. The fund underperformed its index largely due to stock selection in health care and the de-emphasis of two Swedish truck manufacturers, Scania and Volvo, both of which performed well for company-specific reasons unrelated to the truck manufacturing cycle, which I believed was nearing its end. I didn't own either company at period end. TANDBERG, a Norwegian video conferencing equipment manufacturer, fell hard early in the period. Although it later recovered, it underperformed for the fiscal year. My early underweighting of Swedish investment company Investor AB also detracted from results. Its stock price rose after the company adopted a new business strategy. Among the investments that supported results were: Aker Kvaerner, a Norwegian oil services company; Hexagon, a Swedish engineering firm that specializes in producing equipment to measure industrial processes; and ABB Ltd., a Swedish power plant construction company that benefited from infrastructure spending in emerging markets. In a strong period for the Nordic markets, a sizable portion of the fund's absolute return came from favorable currency movements.

Notes to shareholders: On December 14, 2006, the Board of Trustees agreed to present a proposal to shareholders to merge Fidelity Nordic Fund into Fidelity Europe Fund. Shareholders of Nordic Fund are expected to meet on May 16, 2007, to vote on the approval of the proposal. If approved, the merger is expected to be completed by the end of June 2007.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity Europe Fund, please call 1-800-544-3198 after March 19, 2007. The Prospectus/Proxy Statement also will be available for free on the Securities and Exchange Commission's Web site (www.sec.gov).

Fidelity Nordic Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2006, the fund did not have more than 25% of its total assets in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Nordic

Investment Changes

Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.3	95.5
Short-Term Investments and Net Other Assets	1.7	4.5
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Telefonaktiebolaget LM Ericsson (B Shares) (Sweden, Communications Equipment)	10.3	6.7
Nokia Corp. (Finland, Communications Equipment)	8.2	9.0
Nordea Bank AB (Sweden, Commercial Banks)	5.6	4.8
Hennes & Mauritz AB (H&M) (B Shares) (Sweden, Specialty Retail)	4.0	1.9
Investor AB (B Shares) (Sweden, Diversified Financial Services)	3.8	1.9
DnB Nor ASA (Norway, Commercial Banks)	3.3	2.8
Danske Bank AS (Denmark, Commercial Banks)	3.1	3.8
Aker Kvaerner ASA (Norway, Energy Equipment & Services)	3.1	1.8
Telenor ASA (Norway, Diversified Telecommunication Services)	3.1	1.3
TeliaSonera AB (Sweden, Diversified Telecommunication Services)	3.1	0.0
	47.6
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.9	22.6
Information Technology	19.6	17.4
Industrials	16.3	24.0
Consumer Discretionary	10.2	5.9
Energy	8.5	13.6
Telecommunication Services	7.1	2.1
Materials	4.5	1.5
Health Care	3.2	5.1
Consumer Staples	1.7	1.4
Utilities	0.3	1.9

Annual Report

Nordic

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (Note 1)
Bermuda - 0.2%
SeaDrill Ltd. (a)	60,800	$ 862,246
Denmark - 6.7%
Danske Bank AS	259,720	10,896,161
FLS Industries	32,550	1,716,737
Novo Nordisk AS Series B	62,995	4,757,148
Rockwool International AS Series B	17,100	2,650,005
Vestas Wind Systems AS (a)	117,600	3,312,648
TOTAL DENMARK		23,332,699
Estonia - 0.3%
Tallinna Vesi AS	58,562	1,056,944
Finland - 12.6%
Kemira Oyj	140,800	2,733,497
Kone Oyj (B Shares)	36,580	1,733,159
Marimekko Oyj	28,500	529,291
Metso Corp.	157,400	6,840,828
Nokia Corp.	1,432,300	28,474,124
Nokian Tyres Ltd. (d)	185,070	3,543,350
TOTAL FINLAND		43,854,249
Iceland - 0.9%
Exista ehf (a)	162,563	53,102
Kaupthing Bank Hf	153,000	1,890,592
Ossur hf (a)	689,370	1,238,023
TOTAL ICELAND		3,181,717
Liberia - 0.7%
Royal Caribbean Cruises Ltd.	62,400	2,527,200
Luxembourg - 0.5%
Transcom WorldWide SA Series B	158,200	1,642,806
Norway - 21.6%
Acta Holding ASA	137,500	635,269
Aker Kvaerner ASA	104,500	10,871,095
Awilco Offshore ASA (a)(d)	320,500	2,892,865
DnB Nor ASA	870,400	11,398,317
Farstad Shipping ASA	89,200	1,855,888
Havila Shipping ASA (d)	57,300	674,984
Kongsberg Gruppen ASA	3,900	94,269
Norsk Hydro ASA	152,340	3,526,671
Norwegian Air Shuttle AS (a)(d)	374,000	5,435,548
Ocean RIG ASA (a)(d)	256,600	1,688,003
Otrum Electronics ASA (a)	94,000	163,938
PAN Fish ASA (a)	1,575,000	1,233,669
Petroleum Geo-Services ASA (a)	26,700	1,554,225
Schibsted ASA (B Shares)	74,200	2,247,591

	Shares	Value (Note 1)
Solstad Offshore ASA	147,000	$ 2,743,628
Statoil ASA	137,254	3,469,881
Steen & Stroem ASA	4,800	242,328
Storebrand ASA (A Shares)	502,300	5,924,690
TANDBERG ASA	214,400	2,476,394
TANDBERG Television ASA (a)	88,000	911,422
Telenor ASA	683,400	10,794,763
Tomra Systems AS (d)	116,900	785,998
Yara International ASA	202,800	3,552,397
TOTAL NORWAY		75,173,833
Sweden - 54.6%
AarhusKarlshamn AB	10,600	270,783
ABB Ltd. (Sweden)	591,500	8,804,033
Assa Abloy AB (B Shares)	173,602	3,341,089
Atlas Copco AB (A Shares)	129,300	3,777,456
Elekta AB (B Shares)	147,500	3,063,386
Forenings Sparbanken AB (A Shares)	252,500	8,268,200
Gant Co. AB	64,400	1,868,049
Hennes & Mauritz AB (H&M) (B Shares)	320,590	13,826,953
Hexagon AB (B Shares) (d)	137,725	5,129,600
Holmen AB (B Shares)	131,600	5,794,307
Investor AB (B Shares)	597,500	13,402,055
Invik & Co. AB (B Shares)	18,300	311,655
Mekonomen AB (d)	103,700	1,256,334
Modern Times Group AB (MTG) (B Shares)	82,100	4,728,844
NCC AB Series B	26,000	583,186
NeoNet AB	864,000	2,500,221
Nordea Bank AB	1,417,000	19,521,419
Orexo AB	107,800	1,858,260
rnb Retail & Brands AB (d)	637,050	5,137,927
Sandvik AB	299,000	3,653,460
Skandinaviska Enskilda Banken AB (A Shares)	364,000	10,180,549
Skanska AB (B Shares)	178,800	3,187,375
SKF AB (B Shares)	208,000	3,347,918
Svenska Cellulosa AB (SCA) (B Shares)	73,100	3,355,207
Svenska Handelsbanken AB (A Shares)	333,616	8,637,876
Swedish Match Co.	254,000	4,061,946
TELE2 AB (B Shares)	312,800	3,291,537
Teleca AB (B Shares) (a)	101,600	354,497
Telefonaktiebolaget LM Ericsson (B Shares)	9,541,000	36,084,066
TeliaSonera AB	1,468,500	10,674,603
TOTAL SWEDEN		190,272,791
United Kingdom - 0.2%
Group 4 Securicor PLC (Denmark)	184,418	618,958
TOTAL COMMON STOCKS (Cost $275,034,138)		342,523,443
Money Market Funds - 3.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.34% (b)	3,032,274	$ 3,032,274
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	7,346,145	7,346,145
TOTAL MONEY MARKET FUNDS (Cost $10,378,419)		10,378,419
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $285,412,557)	352,901,862
NET OTHER ASSETS - (1.3)%	(4,419,507)
NET ASSETS - 100%	$ 348,482,355
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 406,231
Fidelity Securities Lending Cash Central Fund	383,347
Total	$ 789,578

Annual Report

See accompanying notes which are an integral part of the financial statements.

Nordic

Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $7,036,019) - See accompanying schedule: Unaffiliated issuers (cost $275,034,138)	$ 342,523,443
Fidelity Central Funds (cost $10,378,419)	10,378,419
Total Investments (cost $285,412,557)		$ 352,901,862
Receivable for investments sold		5,722,136
Receivable for fund shares sold		1,104,929
Dividends receivable		23,607
Interest receivable		24,704
Other receivables		16,691
Total assets		359,793,929

Liabilities
Payable for investments purchased	$ 3,164,293
Payable for fund shares redeemed	446,761
Accrued management fee	199,736
Other affiliated payables	86,150
Other payables and accrued expenses	68,489
Collateral on securities loaned, at value	7,346,145
Total liabilities		11,311,574

Net Assets		$ 348,482,355
Net Assets consist of:
Paid in capital		$ 270,362,167
Undistributed net investment income		3,970,778
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,658,808
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		67,490,602
Net Assets, for 9,525,813 shares outstanding		$ 348,482,355
Net Asset Value, offering price and redemption price per share ($348,482,355 ÷ 9,525,813 shares)		$ 36.58

Statement of Operations

Year ended October 31, 2006

Investment Income
Dividends		$ 7,187,468
Interest		35
Income from Fidelity Central Funds (including $383,347 from security lending)		789,578
		7,977,081
Less foreign taxes withheld		(1,019,096)
Total income		6,957,985

Expenses
Management fee	$ 1,909,989
Transfer agent fees	708,179
Accounting and security lending fees	135,894
Custodian fees and expenses	182,709
Independent trustees' compensation	983
Registration fees	52,714
Audit	54,834
Legal	3,528
Miscellaneous	1,843
Total expenses before reductions	3,050,673
Expense reductions	(92,053)	2,958,620
Net investment income (loss)		3,999,365
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,927,925
Foreign currency transactions	(3,499)
Total net realized gain (loss)		7,924,426
Change in net unrealized appreciation (depreciation) on: Investment securities	41,898,811
Assets and liabilities in foreign currencies	1,928
Total change in net unrealized appreciation (depreciation)		41,900,739
Net gain (loss)		49,825,165
Net increase (decrease) in net assets resulting from operations		$ 53,824,530

Annual Report

See accompanying notes which are an integral part of the financial statements.

Nordic
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,999,365	$ 3,127,018
Net realized gain (loss)	7,924,426	22,607,311
Change in net unrealized appreciation (depreciation)	41,900,739	8,539,542
Net increase (decrease) in net assets resulting from operations	53,824,530	34,273,871
Distributions to shareholders from net investment income	(2,048,598)	(1,181,664)
Distributions to shareholders from net realized gain	(14,574,214)	-
Total distributions	(16,622,812)	(1,181,664)
Share transactions Proceeds from sales of shares	241,880,689	95,465,404
Reinvestment of distributions	16,097,675	1,146,167
Cost of shares redeemed	(135,218,842)	(58,327,971)
Net increase (decrease) in net assets resulting from share transactions	122,759,522	38,283,600
Redemption fees	509,855	142,810
Total increase (decrease) in net assets	160,471,095	71,518,617

Net Assets
Beginning of period	188,011,260	116,492,643
End of period (including undistributed net investment income of $3,970,778 and undistributed net investment income of $3,006,975, respectively)	$ 348,482,355	$ 188,011,260
Other Information Shares
Sold	7,006,522	3,292,109
Issued in reinvestment of distributions	544,945	43,024
Redeemed	(4,105,858)	(2,021,076)
Net increase (decrease)	3,445,609	1,314,057

Financial Highlights

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 30.92	$ 24.44	$ 19.49	$ 15.36	$ 17.31
Income from Investment Operations
Net investment income (loss) C	.50	.55	.26	.11	.10
Net realized and unrealized gain (loss)	7.94	6.12	4.80	4.14	(1.99)
Total from investment operations	8.44	6.67	5.06	4.25	(1.89)
Distributions from net investment income	(.35)	(.22)	(.15)	(.12)	(.06)
Distributions from net realized gain	(2.49)	-	-	-	-
Total distributions	(2.84)	(.22)	(.15)	(.12)	(.06)
Redemption fees added to paid in capital C	.06	.03	.04	- G	- G
Net asset value, end of period	$ 36.58	$ 30.92	$ 24.44	$ 19.49	$ 15.36
Total Return A,B	29.68%	27.56%	26.31%	27.87%	(10.97)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.14%	1.17%	1.28%	1.43%	1.35%
Expenses net of fee waivers, if any	1.14%	1.17%	1.28%	1.43%	1.35%
Expenses net of all reductions	1.10%	1.13%	1.24%	1.40%	1.30%
Net investment income (loss)	1.49%	1.89%	1.16%	.67%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 348,482	$ 188,011	$ 116,493	$ 81,337	$ 73,992
Portfolio turnover rate E	67%	76%	90%	96%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Pacific Basin

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin Fund	24.55%	16.85%	8.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the MSCI All Country Pacific Index performed over the same period.

Annual Report

Pacific Basin

Management's Discussion of Fund Performance

Comments from Dale Nicholls, Portfolio Manager of Fidelity® Pacific Basin Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

During the past year, the fund returned 24.55%, versus 22.10% for the MSCI All Country Pacific Index. Out-of-index exposure to India and stock selection in Singapore, along with overweightings in China and Indonesia, helped versus the benchmark. Hong Kong-listed names - including some incorporated in the Cayman Islands - boosted results as well. Currency fluctuations further aided the fund's returns. On the other hand, my picks in Japan hurt performance, although underweighting that country helped. Among sectors, stock selection helped in the capital goods segment of industrials and in telecommunication services, financials and utilities. Conversely, stock picking and an overweighting in consumer discretionary hurt, along with my choices in software and services. In terms of individual holdings, Softbank, a Japanese technology conglomerate, aided performance, and I sold it on news that the company obtained a license to enter the cellular handset market. Stakes in South Korean Internet search provider NHN, Indonesian natural gas utility Perusahaan Gas Negara and China Life Insurance also proved rewarding. In addition, not owning Japan-based index component Mitsubishi UFJ Financial Group was timely. Conversely, Access, a maker of Web browsers for cellular phones, suffered from a high valuation. Manufacturing design services provider ARRK also hurt, as did security software company Intelligent Wave, which I sold. Not owning wireless services provider China Mobile detracted as well. All detractors I mentioned except China Mobile are Japan-based.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Pacific Basin

Investment Changes

Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.9	100.1
Bonds	0.0	0.1
Short-Term Investments and Net Other Assets	0.1	(0.2)
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Japan, Automobiles)	2.6	2.4
Mizuho Financial Group, Inc. (Japan, Commercial Banks)	2.0	1.6
Sumitomo Mitsui Financial Group, Inc. (Japan, Commercial Banks)	1.7	1.8
NHN Corp. (Korea (South), Internet Software & Services)	1.6	1.4
BHP Billiton Ltd. (Australia, Metals & Mining)	1.4	1.8
National Australia Bank Ltd. (Australia, Commercial Banks)	1.3	1.0
ORIX Corp. (Japan, Consumer Finance)	1.2	1.0
Computershare Ltd. (Australia, IT Services)	1.1	0.9
Financial Technology (India) Ltd. (India, Diversified Financial Services)	1.1	1.4
Esprit Holdings Ltd. (Hong Kong, Specialty Retail)	1.1	1.2
	15.1
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.2	23.0
Information Technology	20.7	19.0
Consumer Discretionary	17.7	20.4
Industrials	16.1	15.2
Materials	6.1	7.9
Consumer Staples	5.6	5.7
Energy	3.8	2.9
Health Care	3.5	3.1
Telecommunication Services	1.8	0.8
Utilities	1.4	2.1

Annual Report

Pacific Basin

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (Note 1)
Australia - 11.7%
AMP Ltd.	829,204	$ 6,098,319
Australian Wealth Management Ltd.	123,000	247,573
BHP Billiton Ltd.	627,175	13,349,420
Billabong International Ltd.	278,212	3,377,124
Cochlear Ltd.	52,300	2,253,969
Computershare Ltd.	1,876,162	11,183,717
CSR Ltd.	1,856,319	4,656,105
Downer EDI Ltd.	1,498,082	7,468,727
Energy Resources of Australia Ltd.	152,160	2,089,677
HFA Holdings Ltd.	1,216,855	1,752,173
Macquarie Airports unit	954,994	2,373,181
Macquarie Bank Ltd.	84,972	4,903,979
Macquarie Infrastructure Group unit	1,908,108	4,992,807
National Australia Bank Ltd.	439,624	12,942,531
Newcrest Mining Ltd.	298,077	5,503,538
Origin Energy Ltd.	186,913	1,037,490
QBE Insurance Group Ltd.	290,971	5,563,803
Reverse Corp. Ltd.	751,900	2,054,754
Seek Ltd.	1,207,394	4,972,626
Sonic Healthcare Ltd.	357,799	3,642,420
United Group Ltd.	586,893	6,637,954
Woodside Petroleum Ltd.	117,400	3,412,740
WorleyParsons Ltd.	249,585	3,506,875
TOTAL AUSTRALIA		114,021,502
Bermuda - 0.9%
Noble Group Ltd.	2,918,000	2,173,417
Peace Mark Holdings Ltd.	2,711,750	1,848,001
Ports Design Ltd.	2,045,500	3,555,928
Sinolink Worldwide Holdings Ltd.	4,726,085	1,008,757
TOTAL BERMUDA		8,586,103
Cayman Islands - 3.4%
AAC Acoustic Technology Holdings, Inc. (a)	1,910,000	2,220,131
China Shineway Pharmaceutical Group Ltd.	821,000	506,712
Ctrip.com International Ltd. sponsored ADR	29,349	1,438,101
Foxconn International Holdings Ltd. (a)	1,622,000	5,391,233
Hutchison Telecommunications International Ltd. (a)	1,796,000	3,459,353
Kingboard Chemical Holdings Ltd.	1,671,400	5,942,268
Prime Success International Group Ltd.	2,490,000	2,042,663
SinoCom Software Group Ltd.	23,410,000	4,605,424
Solomon Systech International Ltd.	5,296,000	926,112
The9 Ltd. sponsored ADR (a)(d)	118,000	2,785,980
Xinao Gas Holdings Ltd.	3,068,000	3,088,829
Xinhua Finance Ltd. (a)(d)	1,890	727,980
TOTAL CAYMAN ISLANDS		33,134,786
China - 5.7%
Baidu.com, Inc. sponsored ADR (a)	28,196	2,460,947

	Shares	Value (Note 1)
Beijing Media Corp. Ltd. (H Shares)	1,084,000	$ 1,226,560
China Life Insurance Co. Ltd. (H Shares)	4,111,000	8,658,409
China Mengniu Dairy Co. Ltd.	1,878,000	3,414,458
China Shipping Development Co. Ltd. (H Shares)	1,203,719	1,309,400
China Sun Bio-chem Technology Group Co. Ltd.	5,852,000	2,555,130
Chitaly Holdings Ltd.	5,102,000	741,303
Focus Media Holding Ltd. ADR (a)	65,370	3,457,419
Global Bio-Chem Technology Group Co. Ltd.	5,722,000	1,677,488
Home Inns & Hotels Management, Inc. sponsored ADR	1,100	26,994
Industrial & Commercial Bank of China	1,266,000	566,487
Li Ning Co. Ltd.	2,582,000	3,054,364
Macau Success Ltd.	16,700,000	1,567,531
PetroChina Co. Ltd. (H Shares)	8,712,000	9,617,177
Shenzhou International Group Holdings Ltd.	3,828,000	1,584,910
Tencent Holdings Ltd.	648,000	1,548,094
Tong Ren Tang Technologies Co. Ltd. (H Shares)	567,000	962,351
Vision Grande Group Holdings Ltd.	4,392,000	3,783,675
Weichai Power Co. Ltd. (H Shares)	1,877,000	4,503,526
Yantai Changyu Pioneer Wine Co. (B Shares)	826,775	2,817,150
TOTAL CHINA		55,533,373
Hong Kong - 5.2%
Bank of East Asia Ltd.	502,400	2,399,856
China Overseas Land & Investment Ltd.	5,424,750	4,945,414
China Resources Enterprise Ltd.	1,102,000	2,553,366
China State Construction International Holdings Ltd.	12,090,098	6,156,044
China Unicom Ltd.	1,756,000	1,933,356
CNOOC Ltd.	6,852,000	5,743,346
Esprit Holdings Ltd.	1,058,500	10,248,553
Guangzhou Investment Co. Ltd.	21,464,000	4,139,793
IPE Group Ltd.	13,410,000	2,293,280
PYI Corp. Ltd.	10,163,631	3,724,521
Television Broadcasts Ltd.	419,000	2,402,844
Tingyi (Cayman Island) Holding Corp.	2,044,742	1,543,311
Vtech Holdings Ltd.	443,000	2,227,190
TOTAL HONG KONG		50,310,874
India - 4.4%
Bajaj Auto Ltd.	30,383	1,858,693
Cipla Ltd.	402,940	2,350,184
Financial Technology (India) Ltd.	294,990	10,582,077
Geodesic Information Systems Ltd.	748,445	3,099,082
HCL Infosystems Ltd.	227,933	657,109
IVRCL Infrastructures & Projects Ltd.	604,455	3,843,107
Max India Ltd. (a)	218,465	4,553,381
Pfizer Ltd.	85,600	1,636,824
Praj Industries Ltd. (a)	539,390	2,208,233
Common Stocks - continued
	Shares	Value (Note 1)
India - continued
Reliance Industries Ltd.	48,441	$ 1,322,099
Sasken Communication Technologies Ltd.	126,110	1,196,389
Shree Renuka Sugars Ltd.	120,690	1,632,485
State Bank of India	156,475	4,599,013
Suzlon Energy Ltd.	104,027	3,029,335
TOTAL INDIA		42,568,011
Indonesia - 1.9%
PT Astra International Tbk	2,942,000	4,326,928
PT Bank Niaga Tbk	21,558,000	2,058,543
PT Mitra Adiperkasa Tbk	29,415,000	3,131,647
PT Perusahaan Gas Negara Tbk Series B	4,389,348	5,492,083
PT Perushahaan Perkebunan London Sumatra Tbk	4,284,000	2,174,670
PT Semen Gresik Tbk	559,500	1,787,003
TOTAL INDONESIA		18,970,874
Japan - 39.7%
Access Co. Ltd. (a)(d)	844	5,621,375
Aeon Co. Ltd.	137,200	3,231,755
Aida Engineering Ltd.	391,000	2,356,832
ARRK Corp.	199,500	2,669,438
Aruze Corp.	108,100	2,245,922
Asics Corp.	317,000	4,247,085
Bandai Visual Co. Ltd.	566	1,776,009
Canon, Inc.	143,400	7,656,126
Commuture Corp.	234,000	1,914,655
CyberAgent, Inc. (d)	1,060	1,377,565
Daiei, Inc. (a)(d)	130,200	2,443,477
Daiichi Sankyo Co. Ltd.	252,900	7,524,727
Daiwa House Industry Co. Ltd.	283,000	5,105,421
Daiwa Securities Group, Inc.	530,000	6,013,253
DCM Japan Holdings Co. Ltd. (a)(d)	179,740	2,059,265
eAccess Ltd. (d)	3,893	2,246,730
EDION Corp.	95,900	1,381,596
Fanuc Ltd.	48,100	4,174,205
Fujifilm Holdings Corp.	141,200	5,239,467
Fujitsu Ltd.	806,000	6,574,248
Hamakyorex Co. Ltd. (d)	133,200	3,541,826
Hamamatsu Photonics KK (d)	83,600	2,415,937
Hitachi Metals Ltd.	246,000	2,544,973
Horiba Ltd.	106,100	3,084,302
Ise Chemical Corp.	527,000	4,866,279
Japan Excellent, Inc.	253	1,349,795
Japan Logistics Fund, Inc.	388	2,886,115
JSR Corp.	223,700	5,623,102
Kansai Urban Banking Corp. (d)	637,600	2,812,941
Kato Works Co. Ltd.	753,000	2,794,135
Keihanshin Real Estate Co. Ltd.	204,000	1,381,396
Kobayashi Pharmaceutical Co. Ltd.	67,500	2,591,271
Konica Minolta Holdings, Inc.	446,000	5,941,074
Kyoritsu Maintenance Co. Ltd. (d)	86,200	2,034,131

	Shares	Value (Note 1)
Leopalace21 Corp.	134,300	$ 5,052,326
Lintec Corp.	198,100	4,522,290
Mandom Corp. (d)	244,000	5,945,623
Mitsubishi Estate Co. Ltd.	381,000	9,121,067
Mitsui & Co. Ltd.	475,000	6,485,765
Mizuho Financial Group, Inc.	2,443	19,028,498
Musashi Seimitsu Industry Co. Ltd. (d)	162,400	4,109,987
Nabtesco Corp.	288,000	3,459,644
Nidec Corp.	43,800	3,351,659
Nidec Sankyo Corp.	252,000	2,813,885
Nintendo Co. Ltd.	20,600	4,212,996
Nippon Electric Glass Co. Ltd.	463,000	9,975,719
Nippon Oil Corp.	147,000	1,093,451
Nippon Parkerizing Co. Ltd.	65,000	1,147,615
Nippon Seiki Co. Ltd.	143,000	3,417,280
Nissan Motor Co. Ltd. (d)	786,800	9,424,648
Nissin Food Products Co. Ltd.	98,700	2,978,890
Nittoku Engineering Co. Ltd.	139,700	1,057,067
NTT Urban Development Co.	461	3,980,934
Omron Corp.	158,000	4,079,686
Organo Corp.	259,000	2,442,519
ORIX Corp.	40,610	11,440,660
Rakuten, Inc.	19,683	8,750,992
Rex Holdings Co. Ltd.	438	760,209
Risa Partners, Inc. (d)	302	1,407,233
Sanyo Special Steel Co. Ltd.	255,000	1,698,401
Seikoh Giken Co. Ltd.	31,200	874,966
SFCG Co. Ltd.	20,530	3,796,716
Shoei Co. (d)	101,700	3,243,340
Sompo Japan Insurance, Inc.	535,000	7,117,476
Sony Corp.	38,700	1,585,926
St. Marc Holdings Co. Ltd.	34,500	2,306,686
Sumitomo Metal Industries Ltd.	1,668,000	6,274,966
Sumitomo Mitsui Financial Group, Inc.	1,548	16,941,177
Sysmex Corp. (d)	53,200	2,142,374
T&D Holdings, Inc.	127,600	9,327,805
Takara Holdings, Inc. (d)	537,000	3,356,250
Take & Give Needs Co. Ltd. (d)	2,702	2,656,720
Takeda Pharamaceutical Co. Ltd.	115,400	7,409,833
Telewave, Inc. (d)	1,729	3,444,400
The Nippon Synthetic Chemical Industry Co. Ltd. (d)	399,000	1,545,375
The Sumitomo Warehouse Co. Ltd. (d)	401,000	2,831,960
TIS, Inc.	75,000	1,664,031
Tohcello Co. Ltd.	147,000	1,878,976
Token Corp.	55,260	4,171,903
Tokyo Steel Manufacturing Co. Ltd.	149,900	2,296,690
Tokyo Tomin Bank Ltd.	80,500	3,276,163
Toyota Motor Corp.	421,800	24,886,197
Trend Micro, Inc.	90,000	2,885,602
Tsubakimoto Chain Co.	359,000	1,909,183
Tsutsumi Jewelry Co. Ltd.	76,200	2,097,846
UNY Co. Ltd.	175,000	2,197,974
V Technology Co. Ltd.	411	2,002,993
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Valor Co. Ltd.	176,900	$ 2,601,471
Yaskawa Electric Corp. (d)	325,000	3,467,852
Yasuragi Co. Ltd. (d)	101,500	1,319,084
Yokogawa Electric Corp.	224,000	3,073,872
TOTAL JAPAN		386,071,279
Korea (South) - 12.6%
Binggrea Co. Ltd.	38,230	1,704,069
CDNetworks Co. Ltd. (a)	141,885	4,728,243
Cheil Industries, Inc.	119,163	4,957,482
China LotSynergy Holdings Ltd. (a)	16,436,000	1,902,021
Core Logic, Inc.	54,100	1,728,214
Doosan Heavy Industries & Construction Co. Ltd.	73,626	2,812,985
Duzon Digital Ware Co. Ltd.	103,938	2,051,734
Hana Tour Service, Inc.	30,424	1,840,453
Hyundai Engineering & Construction Co. Ltd. (a)	100,802	5,637,849
Hyundai Mipo Dockyard Co. Ltd.	22,382	2,969,221
Hyunjin Materials Co. Ltd.	118,199	1,869,105
INTOPS Co. Ltd.	119,506	3,310,274
KH Vatec Co. Ltd. (a)	152,899	2,093,283
Kookmin Bank	37,406	2,973,423
Korea Information Service, Inc.	57,510	1,419,057
Korean Reinsurance Co.	356,926	4,034,237
Kyeryong Construction Industrial Co. Ltd.	67,780	2,776,659
LG Dacom Corp.	48,772	1,133,570
LG Electronics, Inc.	52,340	3,166,228
LG Household & Health Care Ltd.	51,550	4,759,722
Lotte Chilsung Beverage Co. Ltd.	924	1,164,990
Macquarie Korea Infrastructure Fund GDR (e)	258,800	1,733,960
Mobilians Co. Ltd. (a)	76,477	454,520
NHN Corp.	156,345	15,514,196
Nice e-Banking Services	29,047	1,202,263
Orion Corp.	15,485	4,190,685
Phoenix PDE Co. Ltd.	708,094	3,825,096
S.M. Entertainment Co. Ltd. (a)	285,148	2,178,896
Samsung Corp.	126,820	4,232,940
Samsung Electronics Co. Ltd.	12,833	8,321,528
Samsung Fire & Marine Insurance Co. Ltd.	10,822	1,676,849
Seoul Semiconductor Co. Ltd.	130,028	2,490,851
SFA Engineering Corp.	151,735	4,750,523
Taewoong Co. Ltd.	52,527	1,452,192
TK Corp.	85,040	1,046,923
TSM Tech Co. Ltd.	173,088	2,755,446
Woongjin Coway Co. Ltd.	124,340	3,266,027
YBM Sisa.com, Inc.	120,314	2,598,449
Yuhan Corp.	11,461	1,927,904
TOTAL KOREA (SOUTH)		122,652,067

	Shares	Value (Note 1)
Malaysia - 1.4%
Bumiputra-Commerce Holdings BHD	1,512,900	$ 2,858,045
IOI Corp. BHD	1,051,600	4,952,093
PPB Oil Palms BHD	490,200	1,100,517
Tenaga Nasional BHD	1,757,425	4,811,567
TOTAL MALAYSIA		13,722,222
New Zealand - 0.3%
Pumpkin Patch Ltd.	1,101,053	2,951,262
Papua New Guinea - 0.3%
Oil Search Ltd.	1,102,528	2,919,045
Philippines - 0.6%
Banco de Oro Universal Bank (a)	1,257,700	1,085,094
Philippine Long Distance Telephone Co.	92,000	4,356,340
TOTAL PHILIPPINES		5,441,434
Singapore - 4.5%
Ascendas Real Estate Investment Trust (A-REIT)	2,751,550	3,833,866
CapitaCommercial Trust (REIT)	2,668,300	3,700,737
CapitaLand Ltd.	541,000	1,893,187
Centillion Env & Recycling Ltd. (a)	1,791,000	195,499
Cosco Corp. Singapore Ltd.	2,819,000	3,475,331
DBS Group Holdings Ltd.	383,000	5,016,823
Ezra Holdings Ltd.	1,033,000	2,600,077
GES International Ltd.	2,930,000	2,314,049
Goodpack Ltd.	2,903,000	3,056,967
HTL International Holdings Ltd.	2,826,250	2,141,373
Keppel Corp. Ltd.	653,000	6,624,759
Keppel Land Ltd.	1,133,000	4,001,220
KS Energy Services Ltd.	858,000	1,366,277
Pertama Holdings Ltd.	10,623,000	2,864,813
Raffles Education Corp. Ltd.	333,000	568,756
TOTAL SINGAPORE		43,653,734
Taiwan - 5.8%
China Life Insurance Co. Ltd. (TW) (a)	5,674,000	2,787,828
Chipbond Technology Corp.	1,494,637	1,367,362
Delta Electronics, Inc.	687,000	1,946,586
Formosan Rubber Group (a)	8,007,000	3,934,110
Holtek Semiconductor, Inc.	1,109,189	2,233,424
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,438,885	9,346,789
Macronix International Co. Ltd. (a)	2,677,000	903,765
MediaTek, Inc.	315,040	3,081,552
Phoenix Precision Technology Corp.	1,675,434	1,785,278
PixArt Imaging, Inc.	299,000	2,460,497
Powertech Technology, Inc.	372,000	1,073,109
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
Shin Kong Financial Holding Co.: warrants (UBS Warrant Programme) 12/14/06 (a)	3,382,203	$ 2,989,456
warrants (UBS Warrant Programme) 12/14/06 (a)	5,772,480	4,191,068
warrants (UBS Warrant Programme) 12/19/06 (a)	4,794,201	4,237,490
Springsoft, Inc.	2,080,139	2,530,026
Taishin Financial Holdings Co. Ltd. (a)	6,793,000	3,491,203
Taiwan Secom Co.	1,444,562	2,281,689
Tsann Kuen Enterprise Co. Ltd.	3,460,260	2,920,491
Wistron Corp.	2,585,981	3,001,063
TOTAL TAIWAN		56,562,786
Thailand - 1.5%
AAPICO Hitech PCL (For. Reg.)	11,800	6,304
ACL Bank PCL (For. Reg.) (a)	8,517,800	1,067,990
Bumrungrad Hospital PCL (For. Reg.)	3,725,400	3,731,747
Khon Kaen Sugar Industry PCL (For. Reg.)	8,372,100	2,259,183
Sino Thai Engineering & Construction PCL (For. Reg.)	14,247,200	2,213,534
Thai Oil PCL (For. Reg.)	992,000	1,649,390
Thai Stanley Electric PCL	49,100	219,486
Total Access Communication PCL (a)	644,676	2,578,704
True Corp. PCL (For. Reg.) (a)	5,273,000	1,207,310
True Corp. PCL (For. Reg.) rights 4/30/08 (a)	206,113	0
TOTAL THAILAND		14,933,648
TOTAL COMMON STOCKS (Cost $809,110,298)		972,033,000
Money Market Funds - 4.8%
	Shares	Value (Note 1)
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c) (Cost $46,913,910)	46,913,910	$ 46,913,910
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $856,024,208)	1,018,946,910
NET OTHER ASSETS - (4.7)%	(46,141,736)
NET ASSETS - 100%	$ 972,805,174
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,733,960 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 379,606
Fidelity Securities Lending Cash Central Fund	796,238
Total	$ 1,175,844

Annual Report

See accompanying notes which are an integral part of the financial statements.

Pacific Basin

Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $44,630,439) - See accompanying schedule: Unaffiliated issuers (cost $809,110,298)	$ 972,033,000
Fidelity Central Funds (cost $46,913,910)	46,913,910
Total Investments (cost $856,024,208)		$ 1,018,946,910
Receivable for investments sold		15,297,528
Receivable for fund shares sold		872,745
Dividends receivable		1,705,933
Interest receivable		1,377
Other receivables		184,318
Total assets		1,037,008,811

Liabilities
Payable to custodian bank	$ 1,203,837
Payable for investments purchased	10,892,844
Payable for fund shares redeemed	3,756,290
Accrued management fee	611,931
Other affiliated payables	243,789
Other payables and accrued expenses	581,036
Collateral on securities loaned, at value	46,913,910
Total liabilities		64,203,637

Net Assets		$ 972,805,174
Net Assets consist of:
Paid in capital		$ 715,934,543
Undistributed net investment income		5,642,285
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		88,717,061
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		162,511,285
Net Assets, for 35,559,082 shares outstanding		$ 972,805,174
Net Asset Value, offering price and redemption price per share ($972,805,174 ÷ 35,559,082 shares)		$ 27.36

Statement of Operations

Year ended October 31, 2006

Investment Income
Dividends		$ 16,986,664
Interest		5,732
Income from Fidelity Central Funds (including $796,238 from security lending)		1,175,844
		18,168,240
Less foreign taxes withheld		(1,075,371)
Total income		17,092,869

Expenses
Management fee Basic fee	$ 7,292,626
Performance adjustment	444,040
Transfer agent fees	2,384,851
Accounting and security lending fees	466,273
Custodian fees and expenses	698,335
Independent trustees' compensation	4,130
Registration fees	86,216
Audit	93,890
Legal	18,192
Interest	61,837
Miscellaneous	6,414
Total expenses before reductions	11,556,804
Expense reductions	(602,727)	10,954,077
Net investment income (loss)		6,138,792
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $311,687)	97,481,566
Foreign currency transactions	15,528
Total net realized gain (loss)		97,497,094
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $270,144)	59,189,489
Assets and liabilities in foreign currencies	84,109
Total change in net unrealized appreciation (depreciation)		59,273,598
Net gain (loss)		156,770,692
Net increase (decrease) in net assets resulting from operations		$ 162,909,484

Annual Report

See accompanying notes which are an integral part of the financial statements.

Pacific Basin
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,138,792	$ 5,769,041
Net realized gain (loss)	97,497,094	48,906,097
Change in net unrealized appreciation (depreciation)	59,273,598	65,122,361
Net increase (decrease) in net assets resulting from operations	162,909,484	119,797,499
Distributions to shareholders from net investment income	(5,529,029)	(1,990,052)
Distributions to shareholders from net realized gain	(9,829,319)	(3,233,832)
Total distributions	(15,358,348)	(5,223,884)
Share transactions Proceeds from sales of shares	667,355,117	203,333,895
Reinvestment of distributions	14,211,173	4,800,773
Cost of shares redeemed	(505,973,121)	(119,138,687)
Net increase (decrease) in net assets resulting from share transactions	175,593,169	88,995,981
Redemption fees	810,944	153,147
Total increase (decrease) in net assets	323,955,249	203,722,743

Net Assets
Beginning of period	648,849,925	445,127,182
End of period (including undistributed net investment income of $5,642,285 and undistributed net investment income of $5,234,889, respectively)	$ 972,805,174	$ 648,849,925
Other Information Shares
Sold	25,188,605	9,742,425
Issued in reinvestment of distributions	586,996	262,912
Redeemed	(19,160,860)	(5,917,502)
Net increase (decrease)	6,614,741	4,087,835

Financial Highlights

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 22.42	$ 17.91	$ 17.06	$ 12.73	$ 13.09
Income from Investment Operations
Net investment income (loss) D	.16	.22 G	.07	.06	(.02)
Net realized and unrealized gain (loss)	5.26	4.49	.92	4.26	(.36)
Total from investment operations	5.42	4.71	.99	4.32	(.38)
Distributions from net investment income	(.18)	(.08)	(.16)	-	-
Distributions from net realized gain	(.32)	(.13)	-	-	-
Total distributions	(.50)	(.21)	(.16)	-	-
Redemption fees added to paid in capital D	.02	.01	.02	.01	.02
Net asset value, end of period	$ 27.36	$ 22.42	$ 17.91	$ 17.06	$ 12.73
Total Return A,B,C	24.55%	26.62%	5.98%	34.01%	(2.75)%
Ratios to Average Net Assets E,H
Expenses before reductions	1.14%	1.10%	1.20%	1.17%	1.51%
Expenses net of fee waivers, if any	1.14%	1.10%	1.20%	1.17%	1.51%
Expenses net of all reductions	1.08%	1.05%	1.19%	1.17%	1.50%
Net investment income (loss)	.60%	1.09% G	.42%	.41%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 972,805	$ 648,850	$ 445,127	$ 419,251	$ 306,206
Portfolio turnover rate F	75%	78%	145%	97%	98%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Total returns do not include the effect of the contingent deferred sales charge. D Calculated based on average shares outstanding during the period. EFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .84%. H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Southeast Asia

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity Southeast Asia Fund	41.50%	24.50%	6.86%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Southeast Asia Fund on October 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the MSCI AC Far East ex Japan Index performed over the same period.

Annual Report

Southeast Asia

Management's Discussion of Fund Performance

Comments from Allan Liu, Portfolio Manager of Fidelity® Southeast Asia Fund

International equity markets as a whole outpaced their U.S. counterparts for the 12 months ending October 31, 2006 - partly as a result of favorable currency exchanges that boosted returns for U.S. investors. The Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a gauge of developed stock markets outside the United States and Canada - gained 27.72% during that time. European markets benefited from solid corporate profit growth and attractive dividends, which helped the MSCI Europe index advance 31.95%. Strong performing Latin American and Asian emerging markets drove the MSCI Emerging Markets index to a lofty 35.42% return. Japan was somewhat of an exception to the generally stellar foreign market performance after struggling in the middle part of the period. Still, its earlier gains helped the Tokyo Stock Exchange Stock Price Index (TOPIX) - a benchmark of the largest and better-established stocks traded on the Tokyo Stock Exchange - rise 12.47% overall. Natural-resources-rich Canada also struggled over the final six months as energy prices fell, but the S&P/TSX Composite Index managed a 12-month return of 28.21%.

During the past year, the fund returned 41.50%, handily beating the 32.63% return of the MSCI All Country Far East ex Japan Index. Favorable stock selection in financials, information technology, utilities and industrials helped the fund's performance versus the index. On a country basis, my picks in China, South Korea and Singapore - together with some Hong Kong-listed names incorporated in the Cayman Islands - aided performance, along with overweightings in China and Indonesia. The top contributor was Indonesian natural gas utility Perusahaan Gas Negara. Two manufacturers for the cellular handset industry, Foxconn International Holdings and AAC Acoustic Technology Holdings - both Hong Kong-listed but incorporated in the Cayman Islands - were strong contributors. Further adding value was Singapore-listed Cosco Corp., which enjoyed solid results from its shipping repair operations in China, along with Korea-based Hynix Semiconductor, which I sold to collect profits. The Hynix sale was part of a reduction of exposure to semiconductors and the broader technology sector, as I became concerned about potential inventory build-ups and the companies' sensitivity to any economic deceleration that might occur. Conversely, my picks in energy, consumer staples and health care could have been better. Hyundai Motor, a Korean automaker, was a major detractor, along with Nan Ya Printed Circuit Board, a Taiwanese electronic materials producer. Far EasTone Telecommunications, a Taiwanese provider of wireless telecom services, managed to post a single-digit gain but trailed the index. Further holding back performance was power tool maker Techtronic Industries. I sold both Nan Ya and Techtronic by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Southeast Asia

Investment Changes

Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	97.1	96.4
Short-Term Investments and Net Other Assets	2.9	3.6
Top Ten Stocks as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	3.8	5.7
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	3.4	1.5
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Taiwan, Electronic Equipment & Instruments)	3.1	2.3
PT Perusahaan Gas Negara Tbk Series B (Indonesia, Gas Utilities)	2.8	3.4
Kookmin Bank (Korea (South), Commercial Banks)	2.7	2.9
Shinhan Financial Group Co. Ltd. (Korea (South), Commercial Banks)	2.5	2.4
PetroChina Co. Ltd. (H Shares) (China, Oil, Gas & Consumable Fuels)	1.8	0.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.7	0.5
CNOOC Ltd. (Hong Kong, Oil, Gas & Consumable Fuels)	1.5	0.8
Hyundai Heavy Industries Co. Ltd. (Korea (South), Machinery)	1.3	0.0
	24.6
Market Sectors as of October 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.0	24.5
Information Technology	15.0	22.4
Industrials	14.4	12.9
Energy	9.5	5.9
Materials	7.5	6.0
Utilities	7.5	6.3
Consumer Discretionary	7.3	9.8
Telecommunication Services	5.6	5.3
Consumer Staples	2.4	2.5
Health Care	0.2	0.8

Annual Report

Southeast Asia

Investments October 31, 2006

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value (Note 1)
Australia - 1.5%
HFA Holdings Ltd.	2,000,000	$ 2,879,838
Paladin Resources Ltd. (a)	1,200,000	5,360,215
Rinker Group Ltd.	280,000	4,020,935
Seek Ltd.	1,170,000	4,818,619
WorleyParsons Ltd.	490,000	6,884,903
TOTAL AUSTRALIA		23,964,510
Bermuda - 1.3%
eSun Holdings Ltd. (a)	4,800,000	4,628,915
NWS Holdings Ltd. (d)	4,000,000	8,280,615
Sinochem Hong Kong Holding Ltd.	20,461,400	7,129,866
TOTAL BERMUDA		20,039,396
Cayman Islands - 2.2%
AAC Acoustic Technology Holdings, Inc. (a)	7,400,000	8,601,553
Foxconn International Holdings Ltd. (a)	3,230,000	10,735,933
New World China Land Ltd.	14,000,000	6,714,499
Semiconductor Manufacturing International Corp. (a)	24,000,000	2,808,209
Shimao Property Holdings Ltd.	1,200,000	1,617,034
Tianjin Port Development Holdings Ltd.	15,400,000	5,069,177
TOTAL CAYMAN ISLANDS		35,546,405
China - 15.8%
Angang New Steel Co. Ltd. (H Shares)	7,600,000	7,768,863
Anhui Conch Cement Co. Ltd. (H Shares)	3,860,000	8,586,381
Baidu.com, Inc. sponsored ADR (a)	54,000	4,713,120
Bank of Communications Co. Ltd. (H Shares)	6,400,000	4,805,843
Beijing Datang Power Generation Co. Ltd.	7,900,000	6,694,054
China Construction Bank Corp. (H Shares)	35,000,000	15,751,170
China Life Insurance Co. Ltd. (H Shares)	6,600,000	13,900,633
China Mengniu Dairy Co. Ltd.	4,400,000	7,999,794
China Merchants Bank Co. Ltd. (H Shares) (a)	9,664,000	15,085,244
China National Building Materials Co. Ltd. (H Shares)	6,800,000	3,785,938
China Oilfield Services Ltd. (H Shares)	15,640,000	8,788,099
China Petroleum & Chemical Corp. (H Shares)	24,000,000	16,648,800
China Shenhua Energy Co. Ltd. (H Shares)	4,257,000	7,488,011
Dongfang Electrical Machinery Co. Ltd. (H Shares)	1,880,000	3,625,984
Focus Media Holding Ltd. ADR (a)	170,000	8,991,300
Harbin Power Equipment Co. Ltd. (H Shares)	6,000,000	5,168,955
Huadian Power International Corp. Ltd. (H shares)	10,000,000	3,368,822
Huaneng Power International, Inc. (H Shares)	12,500,000	9,820,372

	Shares	Value (Note 1)
Hunan Non-Ferrous Metals Corp. Ltd. (H Shares)	17,000,000	$ 8,044,026
Industrial & Commercial Bank of China	5,586,000	2,499,522
Jiangxi Copper Co. Ltd. (H Shares)	7,280,000	7,919,148
Li Ning Co. Ltd.	5,400,000	6,387,903
Lingbao Gold Co. Ltd. (H Shares)	4,000,000	3,497,403
Maanshan Iron & Steel Co. Ltd. (H Shares)	8,000,000	3,178,522
Mindray Medical International Ltd. sponsored ADR	117,300	2,123,130
PetroChina Co. Ltd. (H Shares)	25,800,000	28,480,620
Shanghai Electric (Group) Corp. (H Shares)	35,600,000	12,542,303
Shanghai Forte Land Co. Ltd. (H Shares)	8,600,000	3,792,882
Shanghai Prime Machinery Co. Ltd. (H Shares)	11,600,000	3,758,679
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	6,200,000	2,630,767
Tencent Holdings Ltd.	4,000,000	9,556,138
Yantai Changyu Pioneer Wine Co. (B Shares)	248,300	846,056
Zijin Mining Group Co. Ltd. (H Shares)	6,600,000	3,835,828
TOTAL CHINA		252,084,310
Hong Kong - 15.7%
Asia Financial Holdings Ltd.	9,400,000	3,807,283
Bank of East Asia Ltd.	2,040,000	9,744,638
Cheung Kong Holdings Ltd.	1,911,000	20,787,764
China Mobile (Hong Kong) Ltd.	6,580,000	53,666,480
China Power International Development Ltd.	5,000,000	2,391,606
China Resources Enterprise Ltd.	3,200,000	7,414,494
China Resources Power Holdings Co. Ltd.	2,800,000	3,492,259
CLP Holdings Ltd.	2,600,000	16,514,941
CNOOC Ltd.	28,400,000	23,804,880
CNPC (Hong Kong) Ltd.	20,600,000	10,330,196
Dynasty Fine Wines Group Ltd. (d)	12,758,000	4,921,308
Esprit Holdings Ltd.	1,780,000	17,234,223
Guangnan Holdings Ltd.	4,128,000	700,633
Hong Kong & China Gas Co. Ltd.	8,000,000	18,330,505
Hong Kong Exchanges & Clearing Ltd.	1,750,000	13,861,030
Hong Kong Land Holdings Ltd.	840,000	3,158,400
Johnson Electric Holdings Ltd.	4,000,000	3,152,806
Midland Holdings Ltd.	10,000,000	4,963,226
New World Development Co. Ltd.	6,200,000	10,618,732
PYI Corp. Ltd.	17,300,314	6,339,800
Sun Hung Kai Properties Ltd.	796,000	8,704,907
Swire Pacific Ltd. (A Shares)	604,000	6,380,008
TOTAL HONG KONG		250,320,119
Indonesia - 7.8%
Arpeni Pratama Ocean Line PT	10,000,000	1,668,306
Bakrie Telecom PT	56,000,000	1,167,814
PT Apexindo Pratama Duta Tbk	11,000,000	1,907,577
Common Stocks - continued
	Shares	Value (Note 1)
Indonesia - continued
PT Astra Agro Lestari Tbk	2,400,000	$ 2,568,314
PT Astra International Tbk	9,016,500	13,260,961
PT Bakrie & Brothers Tbk (a)	307,576,000	5,232,586
PT Bank Mandiri Persero Tbk	29,300,000	8,763,273
PT Bank Niaga Tbk	44,000,000	4,201,498
PT Bank Rakyat Indonesia Tbk	14,000,000	7,529,330
PT Bumi Resources Tbk	18,000,000	1,521,232
PT Energi Mega Persada Tbk (a)	79,480,000	4,536,213
PT Hexindo Adiperkasa Tbk	22,500,000	2,074,407
PT Indosat Tbk	5,500,000	3,139,050
PT International Nickel Indonesia Tbk	634,000	1,830,110
PT Jakarta International Hotel & Development Tbk (a)	52,000,000	3,538,566
PT Medco Energi International Tbk	19,500,000	7,116,370
PT Perusahaan Gas Negara Tbk Series B	35,400,000	44,293,535
PT Perushahaan Perkebunan London Sumatra Tbk	6,600,000	3,350,332
PT Summarecon Agung Tbk	12,000,000	1,554,159
PT United Tractors Tbk	7,500,000	5,391,813
TOTAL INDONESIA		124,645,446
Korea (South) - 23.4%
Amorepacific Corp. (a)	3,090	1,600,339
Cheil Industries, Inc.	239,550	9,965,886
Daewoo Engineering & Construction Co. Ltd.	750,000	16,237,722
Daewoo Securities Co. Ltd.	305,000	5,648,445
Daishin Securities Co. Ltd.	240,000	5,425,309
Dongkuk Steel Mill Co. Ltd.	325,000	6,139,557
Doosan Heavy Industries & Construction Co. Ltd.	229,000	8,749,267
Hanbit Soft, Inc. (a)	460,000	3,500,343
Hansol Paper Co. Ltd.	240,000	3,578,667
Hyundai Heavy Industries Co. Ltd.	145,000	21,313,336
Hyundai Industrial Development & Construction Co.	207,000	10,435,124
Hyundai Mipo Dockyard Co. Ltd.	128,000	16,980,624
Hyundai Motor Co.	71,000	5,771,926
Hyunjin Materials Co. Ltd.	10,882	172,079
INI Steel Co.	165,000	5,857,519
Kookmin Bank	533,000	42,368,461
Korea Investment Holdings Co. Ltd.	242,590	11,585,614
Korean Reinsurance Co.	494,087	5,584,531
Macquarie Korea Infrastructure Fund GDR (e)	595,400	3,989,180
Meritz Fire & Marine Insurance Co. Ltd.	580,000	3,631,731
NHN Corp.	43,498	4,316,329
POSCO	60,500	16,790,388
Pyeong San Co. Ltd.	33,432	860,415
Samsung Electronics Co. Ltd.	88,872	57,628,832
Samsung Electronics Co. Ltd. GDR	8,200	2,658,850
Samsung Engineering Co. Ltd.	388,000	17,768,313

	Shares	Value (Note 1)
Samsung Fire & Marine Insurance Co. Ltd.	66,000	$ 10,226,581
Seoul Semiconductor Co. Ltd.	190,000	3,639,691
Shinhan Financial Group Co. Ltd.	865,000	39,887,751
Shinsegae Co. Ltd.	22,400	12,908,670
SK Corp.	202,000	14,813,684
Tong Yang Major Corp. (a)	350,000	2,258,423
TOTAL KOREA (SOUTH)		372,293,587
Malaysia - 2.8%
Bintulu Port Holdings BHD	340,000	431,923
Bumiputra-Commerce Holdings BHD	2,550,000	4,817,248
Bursa Malaysia BHD	4,000,000	6,516,085
DiGi.com BHD	1,000,000	3,258,042
IJM Corp. BHD	1,700,000	2,862,423
Lafarge Malayan Cement BHD	15,000,000	3,942,505
POS Malaysia & Services Holding BHD	2,250,000	3,055,441
PPB Oil Palms BHD	1,800,000	4,041,068
Public Bank BHD (For. Reg.)	1,490,625	2,795,560
Scomi Marine BHD	1,430,000	295,592
Tenaga Nasional BHD	4,500,000	12,320,329
YTL Power International BHD	1,460,700	875,820
TOTAL MALAYSIA		45,212,036
Papua New Guinea - 0.4%
Oil Search Ltd.	2,350,000	6,221,844
Philippines - 1.0%
Bank of the Philippine Islands (BPI)	2,160,000	2,686,998
Philippine Long Distance Telephone Co.	280,000	13,258,427
TOTAL PHILIPPINES		15,945,425
Singapore - 7.9%
Advanced Holdings Ltd.	6,000,000	1,367,664
Cosco Corp. Singapore Ltd.	12,200,000	15,040,452
DBS Group Holdings Ltd.	610,000	7,990,240
Hotel Properties Ltd.	1,840,000	3,024,528
Keppel Corp. Ltd.	1,785,000	18,109,028
Keppel Land Ltd.	2,150,000	7,592,783
SembCorp Marine Ltd.	6,500,000	14,273,790
Singapore Exchange Ltd.	6,585,000	19,026,904
Singapore Land Ltd.	1,400,000	7,640,940
Singapore Petroleum Co. Ltd.	2,750,000	8,016,566
The Ascott Group Ltd.	13,150,000	9,456,787
United Overseas Bank Ltd.	410,000	4,659,689
Uol Group Ltd.	3,500,000	8,989,341
TOTAL SINGAPORE		125,188,712
Taiwan - 14.1%
Cheng Uei Precision Industries Co. Ltd.	1,180,000	4,090,430
China Life Insurance Co. Ltd. (TW) (a)	7,400,000	3,635,870
Chong Hong Construction Co. Ltd.	2,677,888	7,176,013
Far East Department Stores Co. Ltd.	8,133,000	4,130,853
Far EasTone Telecommunications Co. Ltd.	5,080,000	5,818,839
Farglory Developers Co. Ltd.	3,100,000	3,821,854
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
Foxconn Technology Co. Ltd.	647,645	$ 6,334,915
Goldsun Development & Construction Co. Ltd.	8,364,000	3,580,069
High Tech Computer Corp.	470,000	11,688,018
Hon Hai Precision Industry Co. Ltd. (Foxconn)	7,527,025	48,894,465
Huaku Construction Co. Ltd.	3,520,000	7,172,630
Hung Poo Real Estate Development Co. Ltd.	5,285,000	5,846,556
Ichia Technologies, Inc. (a)	3,210,000	3,202,743
Inventec Corp.	9,600,000	6,944,989
KEE TAI Properties Co. Ltd. (a)	6,449,000	3,780,951
King Yuan Electronics Co. Ltd.	6,570,820	4,654,537
Largan Precision Co. Ltd.	393,000	7,842,231
Macronix International Co. Ltd. (a)	7,973,000	2,691,714
MediaTek, Inc.	1,520,000	14,867,822
Motech Industries, Inc.	240,000	3,240,995
Shin Kong Financial Holding Co.:
warrants (UBS Warrant Programme) 12/13/06 (a)	637,951	563,871
warrants (UBS Warrant Programme) 12/20/06 (a)	637,951	563,871
warrants (UBS Warrant Programme) 1/31/07 (a)	2,721,924	2,405,849
warrants (UBS Warrant Programme) 2/7/07 (a)	4,040,356	3,571,183
Shin Kong Financial Holding Co. Ltd.	5,500,000	4,874,152
Shinkong Insurance Co. Ltd.	662,000	332,247
Taiwan Chi Cheng Enterprise Co. Ltd.	2,946,000	7,858,960
Taiwan Fertilizer Co. Ltd.	9,400,000	15,300,678
Taiwan Semiconductor Manufacturing Co. Ltd.	14,750,604	27,122,437
Yulon Motor Co. Ltd.	3,195,750	3,174,076
TOTAL TAIWAN		225,183,818
Thailand - 0.8%
Bangkok Dusit Medical Service PCL (For. Reg.)	2,600,000	1,984,327
Central Pattana PCL (For. Reg.)	5,216,600	3,113,964
Total Access Communication PCL (a)	1,868,600	7,474,400
True Corp. PCL (For. Reg.) (a)	100	23
TOTAL THAILAND		12,572,714
United Kingdom - 0.7%
HSBC Holdings PLC (Hong Kong) (Reg.)	420,022	8,019,900
Standard Chartered PLC (Hong Kong)	80,000	2,254,796
TOTAL UNITED KINGDOM		10,274,696
TOTAL COMMON STOCKS (Cost $1,160,518,228)		1,519,493,018
Nonconvertible Preferred Stocks - 1.0%
	Shares	Value (Note 1)
Korea (South) - 1.0%
Hyundai Motor Co. Series 2	241,000	$ 11,381,794
Samsung Electronics Co. Ltd.	10,200	4,947,093
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,912,017)		16,328,887
Investment Companies - 0.7%

Hong Kong - 0.7%
iShares FTSE/Xinhua A50 China Tracker (Cost $9,118,654)	1,160,000	10,306,537
Money Market Funds - 3.0%

Fidelity Cash Central Fund, 5.34% (b)	45,984,670	45,984,670
Fidelity Securities Lending Cash Central Fund, 5.35% (b)(c)	1,837,400	1,837,400
TOTAL MONEY MARKET FUNDS (Cost $47,822,070)		47,822,070
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $1,223,370,969)	1,593,950,512
NET OTHER ASSETS - (0.1)%	(1,002,825)
NET ASSETS - 100%	$ 1,592,947,687
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,989,180 or 0.3% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,445,739
Fidelity Securities Lending Cash Central Fund	117,560
Total	$ 1,563,299
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Wilmar International Ltd.	$ -	$ 1,266,618	$ 1,730,041	$ -	$ -

Annual Report

See accompanying notes which are an integral part of the financial statements.

Southeast Asia

Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets
Investment in securities, at value (including securities loaned of $1,661,962) - See accompanying schedule: Unaffiliated issuers (cost $1,175,548,899)	$ 1,546,128,442
Fidelity Central Funds (cost $47,822,070)	47,822,070
Total Investments (cost $1,223,370,969)		$ 1,593,950,512
Foreign currency held at value (cost $1,035,932)		1,036,875
Receivable for investments sold		5,941,110
Receivable for fund shares sold		5,545,244
Dividends receivable		526,448
Interest receivable		205,502
Other receivables		588,807
Total assets		1,607,794,498

Liabilities
Payable for investments purchased	$ 10,291,130
Payable for fund shares redeemed	1,119,017
Accrued management fee	1,036,995
Other affiliated payables	324,535
Other payables and accrued expenses	237,734
Collateral on securities loaned, at value	1,837,400
Total liabilities		14,846,811

Net Assets		$ 1,592,947,687
Net Assets consist of:
Paid in capital		$ 1,107,526,021
Undistributed net investment income		13,779,108
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		101,038,426
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		370,604,132
Net Assets, for 62,255,419 shares outstanding		$ 1,592,947,687
Net Asset Value, offering price and redemption price per share ($1,592,947,687 ÷ 62,255,419 shares)		$ 25.59

Statement of Operations

Year ended October 31, 2006

Investment Income
Dividends		$ 33,136,228
Interest		69,881
Income from Fidelity Central Funds (including $117,560 from security lending)		1,563,299
		34,769,408
Less foreign taxes withheld		(3,732,486)
Total income		31,036,922

Expenses
Management fee Basic fee	$ 8,952,086
Performance adjustment	1,237,060
Transfer agent fees	2,808,810
Accounting and security lending fees	551,555
Custodian fees and expenses	1,428,126
Independent trustees' compensation	4,748
Registration fees	107,704
Audit	91,130
Legal	20,838
Miscellaneous	7,808
Total expenses before reductions	15,209,865
Expense reductions	(2,163,671)	13,046,194
Net investment income (loss)		17,990,728
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	102,629,193
Other affiliated issuers	463,423
Foreign currency transactions	(1,521,848)
Total net realized gain (loss)		101,570,768
Change in net unrealized appreciation (depreciation) on: Investment securities	243,769,647
Assets and liabilities in foreign currencies	17,435
Total change in net unrealized appreciation (depreciation)		243,787,082
Net gain (loss)		345,357,850
Net increase (decrease) in net assets resulting from operations		$ 363,348,578

Annual Report

See accompanying notes which are an integral part of the financial statements.

Southeast Asia
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2006	Year ended October 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,990,728	$ 10,708,090
Net realized gain (loss)	101,570,768	63,732,767
Change in net unrealized appreciation (depreciation)	243,787,082	54,484,965
Net increase (decrease) in net assets resulting from operations	363,348,578	128,925,822
Distributions to shareholders from net investment income	(11,222,484)	(4,393,636)
Distributions to shareholders from net realized gain	(18,514,528)	-
Total distributions	(29,737,012)	(4,393,636)
Share transactions Proceeds from sales of shares	839,465,156	334,452,814
Reinvestment of distributions	28,757,013	4,237,758
Cost of shares redeemed	(393,593,644)	(144,703,410)
Net increase (decrease) in net assets resulting from share transactions	474,628,525	193,987,162
Redemption fees	942,767	371,624
Total increase (decrease) in net assets	809,182,858	318,890,972

Net Assets
Beginning of period	783,764,829	464,873,857
End of period (including undistributed net investment income of $13,779,108 and undistributed net investment income of $8,443,957, respectively)	$ 1,592,947,687	$ 783,764,829
Other Information Shares
Sold	36,006,623	18,599,917
Issued in reinvestment of distributions	1,416,326	261,752
Redeemed	(17,069,282)	(8,212,035)
Net increase (decrease)	20,353,667	10,649,634

Financial Highlights

Years ended October 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 18.70	$ 14.87	$ 13.72	$ 9.96	$ 9.10
Income from Investment Operations
Net investment income (loss) C	.33	.30	.16	.15	.06
Net realized and unrealized gain (loss)	7.23	3.66	1.10	3.68	.81
Total from investment operations	7.56	3.96	1.26	3.83	.87
Distributions from net investment income	(.26)	(.14)	(.13)	(.08)	(.03)
Distributions from net realized gain	(.43)	-	-	-	-
Total distributions	(.69)	(.14)	(.13)	(.08)	(.03)
Redemption fees added to paid in capital C	.02	.01	.02	.01	.02
Net asset value, end of period	$ 25.59	$ 18.70	$ 14.87	$ 13.72	$ 9.96
Total Return A,B	41.50%	26.84%	9.39%	38.81%	9.75%
Ratios to Average Net Assets D,F
Expenses before reductions	1.21%	1.20%	1.21%	1.32%	1.54%
Expenses net of fee waivers, if any	1.21%	1.20%	1.21%	1.32%	1.54%
Expenses net of all reductions	1.04%	1.09%	1.20%	1.32%	1.50%
Net investment income (loss)	1.44%	1.71%	1.11%	1.35%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,592,948	$ 783,765	$ 464,874	$ 395,554	$ 245,651
Portfolio turnover rate E	100%	109%	131%	115%	131%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expense of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2006

1. Significant Accounting Policies.

Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund (the Funds) are Funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are diversified with the exception of Fidelity Latin America Fund. Each Fund is authorized to issue an unlimited number of shares. Effective the close of business on February 28, 2006, Fidelity Japan Smaller Companies Fund was closed to most new accounts. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The Funds may invest in Fidelity Central Funds which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Funds, which are also consistently followed by the Fidelity Central Funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual Funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a Fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Canada	$ 2,593,022,747	$ 748,831,362	$ (42,560,057)	$ 706,271,305
China Region	581,224,096	164,666,654	(9,502,497)	155,164,157
Emerging Markets A	2,461,317,288	527,177,754	(139,395,612)	387,782,142
Europe	3,563,010,009	518,285,375	(27,918,708)	490,366,667
Europe Capital Appreciation	1,008,906,970	111,200,919	(20,178,233)	91,022,686
Japan	1,640,357,256	247,959,938	(32,496,480)	215,463,458
Japan Smaller Companies	1,068,190,107	307,323,977	(49,459,248)	257,864,729
Latin America	2,205,385,772	955,403,306	(50,367,474)	905,035,832
Nordic	285,795,757	71,666,335	(4,560,230)	67,106,105
Pacific Basin	865,883,204	209,802,857	(56,739,151)	153,063,706
Southeast Asia	1,225,279,180	388,260,354	(19,589,022)	368,671,332
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Canada	$ 37,445,537	$ 44,242,104	$ -
China Region	8,832,964	6,820,131	-
Emerging Markets A	15,836,412	-	(68,894,724)
Europe	117,473,117	417,963,692	-
Europe Capital Appreciation	19,924,327	82,471,161	-
Japan	592,249	23,360,642	-
Japan Smaller Companies	622,390	30,592,320	-
Latin America	38,057,944	59,944,863	-
Nordic	2,982,841	5,290,808	-
Pacific Basin	14,384,230	66,684,071	-
Southeast Asia	33,462,088	64,217,791	-

A Tax information based on the Fund's tax year end of September 30, 2006.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

October 31, 2006	Ordinary Income	Long-term Capital Gains	Return of Capital	Total
Canada	$ 7,894,925	$ -	$ -	$ 7,894,925
China Region	4,953,820	-	-	4,953,820
Emerging Markets	21,238,863	-	-	21,238,863
Europe	123,923,515	170,050,004	-	293,973,519
Europe Capital Appreciation	20,210,635	39,400,503	-	59,611,138
Japan	2,482,546	-	-	2,482,546
Japan Smaller Companies	2,096,615	87,009,291	-	89,105,906
Latin America	25,559,551	20,858,777	-	46,418,328
Nordic	2,048,598	14,574,214	-	16,622,812
Pacific Basin	10,443,689	4,914,659	-	15,358,348
Southeast Asia	11,222,484	18,514,528	-	29,737,012
October 31, 2005
Canada	$ 1,384,456	$ -	$ -	$ 1,384,456
China Region	4,953,877	-	-	4,953,877
Emerging Markets	5,999,282	-	-	5,999,282
Europe	10,681,206	-	-	10,681,206
Europe Capital Appreciation	4,798,330	-	-	4,798,330
Japan	-	-	-	-
Japan Smaller Companies	2,127,742	4,259,030	-	6,386,772
Latin America	6,575,674	-	-	6,575,674
Nordic	1,181,664	-	-	1,181,664
Pacific Basin	5,223,884	-	-	5,223,884
Southeast Asia	4,393,636	-	-	4,393,636

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

Short-Term Trading (Redemption) Fees. Shares held in Canada, China Region, Emerging Markets, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin and Southeast Asia less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. Shares held in Europe and Europe Capital Appreciation less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Funds and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts. Certain Funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase a Fund's exposure to the underlying instrument, while selling futures tends to decrease a Fund's exposure to the underlying instrument or hedge other Fund investments. Upon entering into a futures contract, a Fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a Fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in each applicable Fund's Schedule of Investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Canada	2,188,856,341	1,279,329,289
China Region	321,521,474	182,029,415
Emerging Markets	2,665,253,794	1,704,424,978
Europe	4,764,484,679	4,009,626,045
Europe Capital Appreciation	1,178,604,214	915,505,539
Japan	1,892,647,788	1,341,274,857
Japan Smaller Companies	1,607,360,476	1,740,288,204
Latin America	2,585,248,374	1,487,546,255
Nordic	279,900,687	175,553,382
Pacific Basin	929,562,673	748,085,312
Southeast Asia	1,640,186,583	1,216,091,869

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia is subject to a performance adjustment (up to a maximum ±.20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each Fund's relative investment performance as compared to an appropriate benchmark index. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Canada	.45%	.27%	.70%
China Region	.45%	.27%	.71%
Emerging Markets	.45%	.27%	.72%
Europe	.45%	.27%	.84%
Europe Capital Appreciation	.45%	.27%	.76%
Japan	.45%	.27%	.77%
Japan Smaller Companies	.45%	.27%	.72%
Latin America	.45%	.27%	.72%
Nordic	.45%	.27%	.71%
Pacific Basin	.45%	.27%	.76%
Southeast Asia	.45%	.27%	.81%

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Canada	.23%
China Region	.26%
Emerging Markets	.22%
Europe	.23%
Europe Capital Appreciation	.22%
Japan	.22%
Japan Smaller Companies	.20%
Latin America	.21%
Nordic	.26%
Pacific Basin	.23%
Southeast Asia	.22%

Accounting and Security Lending Fees. FSC maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Investments in Fidelity Central Funds. The Funds may invest in Fidelity Central Funds. The Funds' Schedule of Investments lists each of the Fidelity Central Funds as an investment of each Fund but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC's web site, www.sec.gov, or upon request.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Canada	$ 1,348
Emerging Markets	1,131
Europe Capital Appreciation	73
Latin America	7,206
Pacific Basin	19
Southeast Asia	192

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated Funds. At period end, there were no interfund loans outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Canada	Borrower	$ 8,941,400	5.16%	$ 6,407
Emerging Markets	Borrower	35,841,000	5.13%	143,131
Europe	Borrower	10,759,143	4.13%	8,644
Japan	Borrower	6,416,000	4.39%	782
Japan Smaller Companies	Borrower	8,983,333	5.23%	3,918
Latin America	Borrower	61,462,889	5.14%	157,914
Pacific Basin	Borrower	8,615,484	5.19%	38,517

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

Certain Funds participate with other Funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating Funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Canada	$ 7,000
China Region	1,447
Emerging Markets	5,918
Europe	8,652
Europe Capital Appreciation	1,804
Japan	4,666
Japan Smaller Companies	4,767
Latin America	5,674
Nordic	695
Pacific Basin	2,270
Southeast Asia	2,747

During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

7. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate
Canada	$ 9,500,000	5.06%
Emerging Markets	24,604,455	5.27%
Europe	61,478,000	4.44%
Latin America	1,536,000	5.25%
Pacific Basin	9,459,500	5.55%

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction	Transfer Agent expense reduction
Canada	$ 705,540	$ 54,443	$ 57,564
China Region	334,568	2,064	7,480
Emerging Markets	2,486,881	7,794	60,947
Europe	3,244,162	5,861	207,241
Europe Capital Appreciation	648,597	-	7,614
Japan	307,888	48	60,497
Japan Smaller Companies	232,049	40	14,586
Latin America	665,080	9,095	43,344
Nordic	87,527	-	4,526
Pacific Basin	572,164	-	30,563
Southeast Asia	2,127,637	-	36,034

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom Fund 2010 was the owner of record of approximately 10% of the total outstanding shares of Europe. Fidelity Freedom Fund 2020 was the owner of record of approximately 19% and 12% of the total outstanding shares of Europe and Japan, respectively. Fidelity Freedom Fund 2030 was the owner of record of approximately 14% of the total outstanding shares of Europe. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 61%, 39% and 22% of the total outstanding shares of Europe, Japan and Southeast Asia, respectively.

10. Other Matters Regarding Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation and Latin America.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. In addition, FMR has agreed to reimburse related legal expenses. The total payment to each of the Funds listed above is not anticipated to have a material impact on such Fund's net assets.

11. Reorganization.

On December 14, 2006, the Board of Trustees of Fidelity Europe Fund and Fidelity Nordic Fund approved an Agreement and Plan of Reorganization between Fidelity Europe Fund and Fidelity Nordic Fund. The agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Nordic Fund in exchange solely for the number of equivalent shares of Fidelity Europe Fund, having the same aggregate net asset value as the outstanding shares of Fidelity Nordic Fund, on the day that the reorganization is effective.

A shareholder meeting of Fidelity Nordic Fund is expected to be held on May 16, 2007 to vote on the reorganization. If approved by shareholders of Fidelity Nordic Fund the reorganization is expected to become effective on or about June 22, 2007. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the Funds or their shareholders.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of:

Fidelity Canada Fund,

Fidelity China Region Fund,

Fidelity Emerging Markets Fund,

Fidelity Europe Fund,

Fidelity Japan Fund,

Fidelity Japan Smaller Companies Fund,

Fidelity Latin America Fund,

Fidelity Nordic Fund,

Fidelity Pacific Basin Fund,

Fidelity Southeast Asia Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (funds of Fidelity Investment Trust) at October 31, 2006 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Investment Trust (the Trust), including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Europe Capital Appreciation Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 348 funds advised by FMR or an affiliate. Mr. McCoy oversees 350 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001- present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Canada (2005-present), China Region (2005-present), Emerging Markets (2005-present), Europe (2005-present), Europe Capital Apperciation (2005-present), Japan (2005-present), Japan Smaller Companies (2005-present), Latin America (2005-present), Nordic (2005-present), Pacific Basin (2005-present), and Southeast Asia (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as Vice Chairman (2006-present), a Director (2003-present), and Chief Operating Officer of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

Marie L. Knowles (60)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Launtenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (73)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002- present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (66)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Investment Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Investment Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Yoko Ishibashi (42)
Year of Election or Appointment: 2002 Vice President of Japan. Prior to assuming her current responsibilities, Ms. Ishibashi worked as an analyst and portfolio manager.
Maxime LeMieux (32)

Year of Election or Appointment: 2002
Vice President of Fidelity Canada. Prior to assuming his current responsibilities, Mr. LeMieux worked as a research analyst and manager. Previously, Mr. LeMieux served as Vice President of FMR and FMR Co., Inc. (2006).

Allan Liu (45)
Year of Election or Appointment: 1993 Vice President of Southeast Asia Fund. Prior to assuming his current responsibilities, Mr. Liu worked as a research analyst and manager.
Darren Maupin (30)

Year of Election or Appointment: 2006
Vice President of Europe Capital Appreciation. Mr. Maupin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Maupin worked as a research analyst and a portfolio manager. Mr. Maupin also serves as a Vice President of FMR and FMR Co., Inc. (2006).

Kenichi Mizushita (50)
Year of Election or Appointment: 1996 Vice President of Japan Smaller Companies. Prior to assuming his current responsibilities, Mr. Mizushita worked as a research analyst and manager.
Dale Nicholls (38)

Year of Election or Appointment: 2004
Vice President of Pacific Basin. Mr. Nicholls also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Nicholls worked as a research analyst and manager.

Trygve Toraasen (43)
Year of Election or Appointment: 1998 and 2006 Vice President of Europe (2006) and Nordic (1998). Prior to assuming his current responsibilities, Mr. Toraasen worked as a research analyst and manager.
Robert von Rekowsky (40)

Year of Election or Appointment: 2004
Vice President of Fidelity Emerging Markets. Mr. von Rekowsky also serves as Vice President of other funds advised by FMR. Prior to his current responsibilities, Mr. von Rekowsky worked as a research analyst and manager. Mr. von Rekowsky also serves as a Vice President of FMR and FMR Co., Inc. (2004).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (47)

Year of Election or Appointment: 2003

Assistant Secretary of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004

President and Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005- present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment:2005

Deputy Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)

Year of Election or Appointment: 1986, 1987, 1990, 1992, 1993, or 1995

Assistant Treasurer of Canada (1987), China Region (1995), Emerging Markets (1990), Europe (1986), Europe Capital Appreciation (1993), Japan (1992), Japan Smaller Companies (1995), Latin America (1993), Nordic (1995), Pacific Basin (1986), and Southeast Asia (1993). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Canada, China Region, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Canada	12/04/06	12/01/06	$ .36	$ 1.03
China Region	12/04/06	12/01/06	$ .29	$ .20
Emerging Markets	12/11/06	12/08/06	$ .20	$ -
Europe	12/11/06	12/08/06	$ .46	$ 5.07
Europe Capital Appreciation	12/11/06	12/08/06	$ .22	$ 2.25
Japan	12/04/06	12/01/06	$ .01	$ .23
Japan Smaller Companies	12/11/06	12/08/06	$ .01	$ .36
Latin America	12/11/06	12/08/06	$ .58	$ .77
Nordic	12/11/06	12/08/06	$ .29	$ .51
Pacific Basin	12/11/06	12/08/06	$ .16	$ 2.24
Southeast Asia	12/11/06	12/08/06	$ .23	$ 1.29

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year ended October 31, 2006, or, if subsequently determined to be different, the net capital gain of such year.

Fund	October 31, 2006
Canada	$ 44,242,104
China Region	$ 8,092,947
Europe	$ 417,963,692
Europe Capital Appreciation	$ 82,471,161
Japan	$ 49,723,562
Japan Smaller Companies	$ 72,687,275
Latin America	$ 61,300,462
Nordic	$ 7,048,821
Pacific Basin	$ 66,684,071
Southeast Asia	$ 64,464,799

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fund
Canada	95%
China Region	61%
Emerging Markets	95%
Europe	20%
Europe Capital Appreciation	32%
Japan	93%
Japan Smaller Companies	100%
Latin America	76%
Nordic	63%
Pacific Basin	55%
Southeast Asia	68%

Annual Report

Distributions - continued

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Canada	12/05/05	$ .196	$ .0259
China Region	12/05/05	$ .262	$ .0418
Emerging Markets	12/12/05	$ .155	$ .0314
	12/30/05	$ .007	$ .0000
Europe	12/12/05	$ .501	$ .0439
Europe Capital Appreciation	12/12/05	$ .358	$ .0169
Japan	12/05/05	$ .036	$ .0056
Japan Smaller Companies	12/12/05	$ .026	$ .0064
Latin America	12/12/05	$ .310	$ .0309
	12/30/05	$ .090	$ .0000
Nordic	12/12/05	$ .382	$ .0320
Pacific Basin	12/12/05	$ .263	$ .0668
Southeast Asia	12/12/05	$ .301	$ .0512
	12/30/05	$ .010	$ .0000

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Targeted International Equity Funds

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of the management fee and total expenses of each fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' portfolio managers and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured against (i) a broad-based securities market index (or a proprietary custom index, in the case of China Region Fund), and (ii) a peer group of mutual funds over multiple periods. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index (or a proprietary custom index, in the case of China Region Fund) ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund. For China Region Fund, the proprietary custom index is an index developed by FMR that represents the performance of the Hang Seng Index until September 1, 2000 and the Morgan Stanley Capital International Golden Dragon Plus Index beginning September 1, 2000.

Fidelity Canada Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because unlike many of its Lipper peers, the fund focuses its investments on securities of Canadian issuers. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark.

Annual Report

Fidelity China Region Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for all the periods shown.

Fidelity Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return compared favorably to its benchmark. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Europe Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for all the periods shown.

Fidelity Europe Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for all the periods shown. The Board also reviewed the fund's relative investment performance against a peer group defined by Morningstar.

Annual Report

Fidelity Japan Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for all the periods shown.

Fidelity Japan Smaller Companies Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for all the periods shown. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the fund's investment strategy of investing in securities of companies with smaller market capitalizations is more specialized than that of the other funds in the peer group. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for all the periods shown.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Latin America Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return compared favorably to its benchmark.

Fidelity Nordic Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because unlike many of its Lipper peers, which typically have broader investment mandates, the fund focuses its investments on securities of issuers in Norway, Sweden, Finland, and Denmark. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for all the periods shown.

Annual Report

Fidelity Pacific Basin Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for all the periods shown.

Fidelity Southeast Asia Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds that focus on securities in a single market, while the fund invests in various emerging markets. The Board also stated that the relative investment performance of the fund compared favorably to its benchmark for all the periods shown.

The Board also considered that each of Canada Fund's, Europe Fund's, Europe Capital Appreciation Fund's, Japan Fund's, Pacific Basin Fund's, and Southeast Asia Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 13% would mean that 87% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Annual Report

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Europe Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Fidelity Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Annual Report

Fidelity Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Fidelity Japan Smaller Companies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Fidelity Nordic Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Annual Report

Fidelity Pacific Basin Fund

Historical Management Fees (BP) vs. Competitive Medians (BP):

Pacific Basin
Pacific Basin including Perf. Fee
Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
97
96
98
98
99
96
95
90
95
85
73
99
73
92
73
70
72
72
72
70
2001
2002
2003
2004
2005

	2001	2002	2003	2004	2005
TMG %	18%	17%	19%	21%	13%
Funds/Classes	568	594	552	522	469
ASPG Quartile	1st	1st	1st	1st	1st

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders of Pacific Basin Fund approved a prospective change in the index used to calculate the fund's performance adjustment, beginning April 1, 2001. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to April 1, 2001 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2001 through 2004 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Fidelity Southeast Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for rolling 36-month periods that differ from the periods shown in the performance charts above.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as Europe Fund's and Southeast Asia Fund's positive performance adjustment, and Canada Fund's, Europe Capital Appreciation Fund's and Pacific Basin Fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expenses ranked below its competitive median for 2005.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in each fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although Japan Smaller Companies Fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that Japan Smaller Companies Fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management & Research (Far East) Inc.)
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, Southeast Asia Fund

Brown Brothers Harriman & Co.
Boston, MA

Canada Fund, China Region Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund

Fidelity's International Equity Funds

Aggressive International Fund

Canada Fund

China Region Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

International Discovery Fund

International Small Cap Fund

International Small Cap Opportunities Fund

International Value Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
www.fidelity.com

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

TIF-UANNPRO-1206
1.784781.103

Item 2. Code of Ethics

As of the end of the period, October 31, 2006, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Global Balanced Fund, Fidelity International Discovery Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Fidelity Canada Fund	$62,000	$53,000
Fidelity China Region Fund	$53,000	$48,000
Fidelity Emerging Markets Fund	$117,000	$102,000
Fidelity Europe Fund	$71,000	$63,000
Fidelity Global Balanced Fund	$74,000	$66,000
Fidelity International Discovery Fund	$80,000	$66,000
Fidelity Japan Fund	$60,000	$52,000
Fidelity Japan Smaller Companies Fund	$51,000	$46,000
Fidelity Latin America Fund	$76,000	$65,000
Fidelity Nordic Fund	$47,000	$42,000
Fidelity Overseas Fund	$109,000	$98,000
Fidelity Pacific Basin Fund	$58,000	$52,000
Fidelity Southeast Asia Fund	$74,000	$65,000
All funds in the Fidelity Group of Funds audited by PwC	$13,400,000	$11,900,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Aggressive International Fund, Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund and Fidelity Worldwide Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A,B,C
Fidelity Aggressive International Fund	$45,000	$41,000
Fidelity Diversified International Fund	$120,000	$102,000
Fidelity Europe Capital Appreciation Fund	$39,000	$42,000
Fidelity International Small Cap Fund	$70,000	$37,000
Fidelity International Small Cap Opportunities Fund	$41,000	$36,000
Fidelity International Value Fund	$43,000	$0
Fidelity Worldwide Fund	$45,000	$43,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$6,500,000	$5,400,000
A	Aggregate amounts may reflect rounding.
B

No Audit Fees were billed by Deloitte Entities for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements, to Fidelity International Value Fund as the fund did not commence operations until May 18, 2006.

C	Fidelity International Small Cap Opportunities Fund commenced operations on August 2, 2005.

(b) Audit-Related Fees.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005 A
Fidelity Canada Fund	$0	$0
Fidelity China Region Fund	$0	$0
Fidelity Emerging Markets Fund	$0	$0
Fidelity Europe Fund	$0	$0
Fidelity Global Balanced Fund	$0	$0
Fidelity International Discovery Fund	$0	$0
Fidelity Japan Fund	$0	$0
Fidelity Japan Smaller Companies Fund	$0	$0
Fidelity Latin America Fund	$0	$0
Fidelity Nordic Fund	$0	$0
Fidelity Overseas Fund	$0	$0
Fidelity Pacific Basin Fund	$0	$0
Fidelity Southeast Asia Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005 A,B,C
Fidelity Aggressive International Fund	$0	$0
Fidelity Diversified International Fund	$0	$0
Fidelity Europe Capital Appreciation Fund	$0	$0
Fidelity International Small Cap Fund	$0	$0
Fidelity International Small Cap Opportunities Fund	$0	$0
Fidelity International Value Fund	$0	$0
Fidelity Worldwide Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

No Audit-Related Fees were billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees to Fidelity International Value Fund as the fund did not commence operations until May 18, 2006.

C	Fidelity International Small Cap Opportunities Fund commenced operations on August 2, 2005.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006 A,B	2005A,B
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B	May include amounts billed prior to Fidelity International Value Fund's commencement of operations.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A
Fidelity Canada Fund	$4,600	$4,200
Fidelity China Region Fund	$4,600	$4,200
Fidelity Emerging Markets Fund	$22,900	$34,600
Fidelity Europe Fund	$4,600	$4,200
Fidelity Global Balanced Fund	$4,600	$4,200
Fidelity International Discovery Fund	$15,800	$26,500
Fidelity Japan Fund	$7,600	$4,700
Fidelity Japan Smaller Companies Fund	$4,600	$4,200
Fidelity Latin America Fund	$4,600	$4,200
Fidelity Nordic Fund	$4,600	$4,200
Fidelity Overseas Fund	$4,600	$4,200
Fidelity Pacific Basin Fund	$27,600	$27,800
Fidelity Southeast Asia Fund	$6,100	$16,300
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A,B,C
Fidelity Aggressive International Fund	$4,000	$3,900
Fidelity Diversified International Fund	$4,000	$4,000
Fidelity Europe Capital Appreciation Fund	$4,200	$4,000
Fidelity International Small Cap Fund	$4,000	$3,600
Fidelity International Small Cap Opportunities Fund	$3,800	$3,800
Fidelity International Value Fund	$3,900	$0
Fidelity Worldwide Fund	$4,000	$4,000
A	Aggregate amounts may reflect rounding.
B

No Tax Fees were billed by Deloitte Entities for services rendered for tax compliance, tax advice, and tax planning for Fidelity International Value Fund as the fund did not commence operations until May 18, 2006.

C	Fidelity International Small Cap Opportunities Fund commenced operations on August 2, 2005.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A,B	2005A,B
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B	May include amounts billed prior to Fidelity International Value Fund's commencement of operations.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A
Fidelity Canada Fund	$3,000	$2,200
Fidelity China Region Fund	$1,600	$1,700
Fidelity Emerging Markets Fund	$3,000	$2,200
Fidelity Europe Fund	$3,400	$3,400
Fidelity Global Balanced Fund	$1,300	$1,500
Fidelity International Discovery Fund	$5,400	$4,000
Fidelity Japan Fund	$2,500	$2,000
Fidelity Japan Smaller Companies Fund	$2,500	$2,400
Fidelity Latin America Fund	$3,000	$2,000
Fidelity Nordic Fund	$1,400	$1,500
Fidelity Overseas Fund	$5,500	$5,400
Fidelity Pacific Basin Fund	$1,900	$1,800
Fidelity Southeast Asia Fund	$2,000	$1,900
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A,B,C
Fidelity Aggressive International Fund	$0	$0
Fidelity Diversified International Fund	$0	$0
Fidelity Europe Capital Appreciation Fund	$0	$0
Fidelity International Small Cap Fund	$0	$0
Fidelity International Small Cap Opportunities Fund	$0	$0
Fidelity International Value Fund	$0	$0
Fidelity Worldwide Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B	No Other Fees were billed by Deloitte Entities for all other non-audit services rendered to Fidelity International Value Fund as the fund did not commence operations May 18, 2006.
C	Fidelity International Small Cap Opportunities Fund commenced operations on August 2, 2005.

In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A,B	2005A,B
PwC	$20,000	$420,000
Deloitte Entities	$255,000	$210,000
A	Aggregate amounts may reflect rounding.
B	May include amounts billed prior to Fidelity International Value Fund's commencement of operations.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate fees billed by PwC of $875,000A and $1,800,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$175,000	$600,000
Non-Covered Services	$700,000	$1,200,000 B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

For the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate fees billed by Deloitte Entities of $815,000A and $560,000A,B,C for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A,B
Covered Services	$285,000	$250,000
Non-Covered Services	$530,000	$310,000 C
A	Aggregate amounts may reflect rounding.
B	May include amounts billed prior to Fidelity International Value Fund's commencement of operations.
C	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	December 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	December 22, 2006
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	December 22, 2006